UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05962

Name of Registrant:	Vanguard Variable Insurance Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 – June 30, 2017

Item 1: Reports to Shareholders

Vanguard®

•Focus•Integrity•Stewardship•Enfoque•Integridad•Administración
•Focus•Integriteit•Rentmeesterschap
•フォーカス•整合性•管理•Messa a fuoco•Integrità•amministrazione
•Intégrité•Concentration•Contrôle•Fokus•Integrität•Verwaltung•专注•诚信•尽责管理

Semiannual Report | June 30, 2017

Vanguard Variable Insurance Fund

Balanced Portfolio Capital Growth Portfolio Conservative Allocation Portfolio Diversified Value Portfolio Equity Income Portfolio Equity Index Portfolio Growth Portfolio High Yield Bond Portfolio

Mid-Cap Index Portfolio

Moderate Allocation Portfolio

Money Market Portfolio

REIT Index Portfolio

Short-Term Investment-Grade Portfolio

Small Company Growth Portfolio

Total Bond Market Index Portfolio

Total Stock Market Index Portfolio (with underlying Equity Index Portfolio)

International Portfolio

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents

A Message from Vanguard's Chairman	1
Market Perspective	3
Balanced Portfolio	4
Capital Growth Portfolio	29
Conservative Allocation Portfolio	42
Diversified Value Portfolio	54
Equity Income Portfolio	66
Equity Index Portfolio	82
Growth Portfolio	97
High Yield Bond Portfolio	114
International Portfolio	133
Mid-Cap Index Portfolio	151
Moderate Allocation Portfolio	164
Money Market Portfolio	175
REIT Index Portfolio	189
Short-Term Investment-Grade Portfolio	201
Small Company Growth Portfolio	242
Total Bond Market Index Portfolio	259
Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)	318

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

A Message from Vanguard’s Chairman

Dear Planholder,

More than a decade ago, the eminent investor and commentator Howard Marks published a memo to his clients titled simply “Risk.” In it, Howard distilled the relationship between investors and risk. “When you boil it all down, it’s the investor’s job to intelligently bear risk for profit,” he wrote.

It’s not surprising, then, that everyone from portfolio managers to behavioral economists avidly studies how investors’ reactions to risk influence not only individual investment decisions but also the broader financial markets. I’m a big fan of some of the behavioral finance work being done, which includes studies by our own investment strategists and analysts.

A lens on investor behavior

For example, Vanguard’s Investment Strategy Group introduced a “risk speedometers” report in January to look at how investors are reacting to market developments. This lens on real-world behavior measures the risk investors are taking in a given period by calculating the difference between net cash flows into higher-risk assets, such as stocks, and net cash flows into lower-risk assets, such as Treasuries. The measures are then compared with long-term averages.

In the spring, the risk speedometer spiked. The spike was fueled by investors’ decisions to direct more of their equity dollars to international investments in developed and emerging markets, and their bond dollars to riskier credit categories.

A spiking speedometer seems a fitting analogy for what can happen. I consider myself a responsible driver. Still, when the highway is clear and the weather is nice, I might glance down at the speedometer and find that my right foot has gotten a little heavy.

The same phenomenon is possible with our investment portfolios. Just as our attention can drift from our speed—and the risk level on the road—we can neglect the risk level of our portfolio’s asset allocation. Experience teaches that investors are especially prone to lose sight of risk when markets have been buoyant.

How I manage risk in my own portfolio

Rebalancing—periodically adjusting your asset allocation so it stays in line with your goals and risk tolerance—is one of the best ways I know of to help manage risk. Without rebalancing, your portfolio may end up potentially riskier than you intended and no longer aligned with your goals.

I have a ritual I perform every June and again each December, between Christmas and New Year’s, as I prepare for a series of annual meetings with the Vanguard crew. I’ll set aside some time, review my investment portfolio, and, if necessary, rebalance back to my target asset allocation.

My own portfolio is a mix of equity and fixed income funds, and I invest in both actively managed funds and index funds. Most years, I’ll make a minor adjustment to get back to the appropriate asset allocation for my own longer-term goals and risk tolerance. It’s not all that complicated, although my portfolio is a little more complex than some because I own more funds than we’d typically suggest. As chairman of Vanguard’s funds, I feel I should own a significant number of them.

Consider your options

You should consider rebalancing if your target allocation is off by 5 percentage points or more. Admittedly, this is often easier said than done. When an investment has performed exceptionally well, people have a hard time trimming it. They can be led astray by that old (and none-too-helpful) investing saw: Let your winners run.

Fortunately, in recent years we’ve seen all sorts of investors take steps to rebalance. Many of the endowments, foundations, and traditional pension plans that Vanguard serves have good processes built into their investment guidelines to make sure rebalancing takes place on a regular basis. And among investors in defined contribution retirement plans, more and more are using target-date funds, where rebalancing happens automatically.

If you choose to rebalance on your own, use your target asset allocation as your guidepost. Don’t be afraid to buy into bad news. In a sense, don’t worry about the noise of the marketplace. If you work with an advisor, make sure he or she understands the importance you place on your rebalancing ritual.

And remember, the goal of rebalancing is to manage risk, not to avoid it altogether. Risk is inherent in investing—we just want to bear that risk intelligently.

In that insightful memo on risk, Howard Marks included a saying often attributed to Will Rogers: “You’ve got to go out on a limb sometimes because that’s where the fruit is.”

Tim Buckley chosen as Vanguard’s next CEO

In closing, I’ll note senior leadership changes that we announced in July. Our board of directors has elected Vanguard Chief Investment Officer Tim Buckley as president and director of Vanguard. Under the planned transition, Tim will succeed me as Vanguard’s chief executive officer on January 1, 2018.

I’m delighted with our board’s selection of Tim. We first met in 1991 when Tim was interviewing for a job at Vanguard. In the decades since, we’ve worked closely together, and he’s always impressed me as a man of tremendous character and an outstanding leader with a passion for serving our clients. During the transition period, I will work closely with Tim in managing the firm and overseeing its operations.

Replacing Tim as chief investment officer is Greg Davis, who had been global head of Vanguard Fixed Income Group. And succeeding Greg as our fixed income leader is John Hollyer, who most recently served as our global head of investment risk management. I know Greg and John will both do a superb job in their new roles.

As with past successions, I will remain as chairman for a period of time determined by the board. On a personal note, it has been an honor and a privilege to lead Vanguard. Having spent more than half my life at Vanguard, I have come to know many fabulous crew members who are incredibly dedicated to Vanguard’s mission. Please be assured that Tim and the rest of the team will serve you and our other clients extremely well as Vanguard prepares for its next chapter.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

July 14, 2017

Market Perspective

U.S. stocks posted strong gains as corporate earnings increased

U.S. stocks climbed steadily over the six months ended June 30, 2017, and hovered near all-time highs as investors accepted risk, corporate earnings exceeded expectations, and stock valuations increased. Volatility was generally muted. Also, the Federal Reserve’s gradual short-term interest rate increases and its plans to reduce its balance sheet didn’t disrupt markets.

The Fed’s move in June to raise the federal funds target rate by a quarter of a percentage point, to 1%–1.25%, was its second increase in 2017 and its fourth since it began raising the rate at the end of 2015. In announcing the change, Fed Chairwoman Janet Yellen noted the economy’s resilience.

The broad U.S. stock market returned 8.93% for the six months. U.S. large- and mid-capitalization stocks outperformed their small-cap counterparts, while growth surpassed value. Among sectors, health care, information technology, and industrials climbed the most and energy and telecommunication services lagged.

For U.S. investors, a weaker dollar boosted international stocks, which returned 13.95%. Developed European and Pacific markets, as well as emerging markets, produced double-digit returns.

Bond prices benefited from monetary stimulus programs

Demand for bonds helped drive global fixed income returns higher even as investors flocked to equities. After a short-term rebound, inflation expectations declined, contributing to lower yields for longer-dated U.S. Treasuries and higher bond prices. (Bond prices and yields move in opposite directions.) Accommodative monetary policies also supported bond prices, although indications that the European Central Bank might reduce its bond-buying stimulus sooner than expected led to a sharp price decline over the period’s final week.

Market Barometer
			Total Returns
	Periods Ended June 30, 2017
			Five Years
	Six Months	One Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.27%	18.03%	14.67%
Russell 2000 Index (Small-caps)	4.99	24.60	13.70
Russell 3000 Index (Broad U.S. market)	8.93	18.51	14.58
FTSE All-World ex US Index (International)	13.95	20.53	7.68

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.27%	-0.31%	2.21%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.57	-0.49	3.26
Citigroup Three-Month U.S. Treasury Bill Index	0.30	0.46	0.13

CPI
Consumer Price Index	1.46%	1.63%	1.31%

The yield of the benchmark 10-year Treasury note closed the period at 2.30%, down from 2.45% at the end of December 2016. The broad U.S. bond market returned 2.27% for the period. Investment-grade corporate bonds outpaced Treasuries and mortgage-backed securities.

International bonds (as measured by the Bloomberg Barclays Global Aggregate Index ex USD) returned 6.12%. U.S. investors benefited from the dollar’s weakening against many currencies. Without this currency impact, international bonds would have trailed U.S. bonds and finished with gains of less than 1%.

Vanguard® Balanced Portfolio

Advisor’s Report

Vanguard Balanced Portfolio returned 6.16% for the six months ended June 30, 2017. The portfolio underperformed the 7.12% return of its blended benchmark (a mix of 65% large-capitalization stocks and 35% high-quality corporate bonds) and the 7.64% average return of peer funds. The stock portion of the portfolio underperformed its benchmark, the Standard & Poor’s 500 Index, while the bond portion slightly outperformed its benchmark, the Bloomberg Barclays U.S. Credit A or Better Bond Index.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The investment environment

Stock markets in the United States lagged those abroad over the six-month period. The S&P 500 Index returned 9.34%, the MSCI World Index returned 11.02%, and the MSCI EAFE Index returned 13.81%.

The news continued to paint a promising picture of the U.S. economy, including multiyear lows in unemployment and healthy housing market trends. Stock prices have risen on market anticipation that regulatory pressure would ease and that lower corporate taxes could boost earnings. In the United States, large-capitalization growth stocks outperformed large-cap value stocks, as measured by the Russell 1000 Growth and Russell 1000 Value Indexes. The Federal Reserve, continuing its policy of monetary tightening, raised interest rates again in March and June.

The broad fixed income markets rose during the period—the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.27% for the six months. The higher-quality credit market performed even better: The Bloomberg Barclays U.S. Credit A or Better Bond Index returned 3.09%. The yield on the 10-year U.S. Treasury note fell, beginning the period at 2.45% and ending at 2.31%.

Our successes

The fixed income portfolio’s outperformance was led by strong issuer selection in investment-grade credit. Selection in industrials aided relative results most. An out-of-benchmark allocation to asset-backed securities also helped.

Within the equity portfolio, strong selection in the industrial, consumer staples, and real estate sectors—as well as an underweight allocation to telecommunication services and an overweight allocation to health care—contributed most to relative performance. Positions in Apple, CSX, and Alphabet, the parent company of Google, contributed most to absolute returns; our avoidance of benchmark constituent General Electric contributed most to relative results.

Shares of rail company CSX rose after Hunter Harrison’s appointment as CEO of the company. Mr. Harrison has a strong track record of improving profitability by cutting costs and streamlining operations, and investors appeared optimistic that he could do the same for CSX. We sold our position on strength during the period.

Although General Electric has strong positions in several markets, we felt that the company’s execution and cash flow generation have not met expectations.

Our shortfalls

In the equity portfolio, weak stock selection in the information technology, consumer discretionary, and health care sectors hurt relative results most. An overweight allocation to the energy sector and underweight allocation to the information technology sector also detracted from relative performance.

Total Returns
		Six Months Ended
		June 30, 2017
Vanguard Balanced Portfolio		6.16%
Composite Stock/Bond Index[1]		7.12
Variable Insurance Mixed-Asset Target Growth Funds Average[2]		7.64

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Growth
	Portfolio	Funds Average
Balanced Portfolio	0.23%	0.60%

1 Weighted 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Credit A or Better Bond Index.

2 Derived from data provided by Lipper, a Thomson Reuters Company.

3 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the Balanced Portfolio’s annualized expense ratio was 0.23%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Balanced Portfolio

Positions in Anadarko Petroleum, Chevron, and Verizon Communications hurt absolute results most, while our lack of exposure to strong benchmark performers Facebook and Amazon.com detracted on a relative basis. Within telecommunication services, we benefited from the underweight allocation but were hurt by our overweight to Verizon.

In energy, Anadarko declined because of weakness in oil prices and negative news about an explosion in a recently acquired pipeline in Colorado. We continue to respect the company’s strong track record in exploration, and we believe some of the company’s assets are underappreciated. In addition, Anadarko’s strong balance sheet should provide flexibility to weather a challenging price environment.

Within consumer discretionary, not holding benchmark constituent Amazon. com hurt performance. Amazon shares surged on strong performance and rising expectations for both the company’s international expansion and its cloud business. While we acknowledge the strength of Amazon’s business model, it does not fit our investment approach. We have reservations about the complexity of the business, particularly in light of the recently announced Whole Foods acquisition, and the stock lacks both yield and an attractive valuation. In the fixed income portfolio, duration and yield curve positioning as well as credit spread duration detracted most from relative performance.

Portfolio positioning

In the fourth quarter of 2016, the change in U.S. administrations boosted value stocks; the first six months of 2017, in contrast, reflected a shift back to growth-oriented equities. In the equity portfolio, we are typically underexposed to high-growth, non-yielding securities, which outperformed during the six-month period.

Disruptive technologies have had far-reaching effects on autos, energy, distributors, media, consumer brands, and apparel. Many businesses, such as distributors—which benefited from having an efficient and convenient platform to deliver products—now face price transparency, making it difficult for them to market high-margin products and maintain pricing power. Against this backdrop, we are looking to add to attractively priced companies that may be able to further disrupt their sectors or industries. We are also looking for opportunities to take advantage of economic growth outside the United States.

In the equity portfolio, our largest overweights at the end of the period were in the financial, energy, and health care sectors, while our largest underweights were in the information technology, consumer discretionary, and real estate sectors. As always, these allocations are determined by a bottom-up analysis and are largely attributable to companies’ valuations.

Capital flows into energy exploration have generally exceeded our expectations, causing supply to surprise on the upside. The industry added back capacity much more quickly than expected after OPEC announced production cuts. We are investing in companies with a more patient approach to capital allocation and stronger balance sheets.

With equity market performance as strong as it’s been since 2008–2009, it is counterintuitive that financials are relatively inexpensive at this stage of the cycle despite continued benefits from cost-control measures and an improving interest rate environment. It is also unusual that the sectors with the most attractive valuations are financials, health care, and energy. In the past, we might have expected to find more opportunities in utilities, staples, and real estate investment trusts (REITs); they currently are closer to the high end of valuation ranges. We expect to see solid growth, improving wages, rising interest rates, and healthy consumer appetite. We believe Congress will feel compelled to accomplish some measure of reform in order to retain credibility leading up to midterm elections.

Over the last six months we have added new positions in Abbott Laboratories, Kinder Morgan, QUALCOMM, and ConocoPhillips. QUALCOMM is an example of a technology company with an above-average yield and good growth prospects. We invested in the stock with the view that the company has a strong position in technology, that its current litigation with Apple is likely to be settled favorably, and that its proposed merger with NXP Semiconductors should position the company to be more competitive in automotive electronics. We eliminated our positions in CSX, Royal Dutch Shell, Mondelez, and Synchrony Financial.

We continue to rely on our process and philosophy as we construct the portfolio and adjust our positioning. We remain focused on the significance of dividends, positive capital stewardship, and franchise value. We believe we have a solid portfolio of undervalued market leaders, companies in industries with improving supply/demand trends, and strong companies that are temporarily out of favor. We see our process as critical to providing downside protection and believe the current portfolio reflects an appropriate balance. We believe that in coming quarters we should be rewarded for our focus on valuation, as some of the higher-growth, higher-valuation companies could retrace recent gains.

Vanguard Balanced Portfolio

On the fixed income side, we encountered a few unexpected factors. These included the stability of longer-term interest rates in the face of higher short-term rates, the Fed’s plans to reduce its holdings of Treasuries and mortgage securities, and the prospects of a debt-financed fiscal package intended to further stimulate growth. Offsetting these pressures, inflation remains persistently lower than most forecasts. We remain biased toward higher short-term interest rates, given the strengthening labor markets and early signs of rising wage pressures. Aware of these powerful forces, we choose to limit our interest rate risk relative to the benchmark and to focus our higher-rate bias at the short end of the yield curve, where the Fed has the greatest influence on yield levels. We anticipate a flatter yield curve, and our expectations for inflation, the primary driver of long-term interest rates, remain subdued.

Despite the prolonged economic cycle and persistently good earnings from the corporate sector, we view the credit cycle as mature, with most of the narrowing of spreads (corporate compared with Treasury) behind us. While we do not see any immediate catalyst for spreads to widen, we have begun to reduce our credit risk exposure.

We remain uninterested in the mortgage-backed-securities sector because these securities will be sold from the Fed’s portfolio, but we are finding securities in the asset-backed sector that are good surrogates for short-maturity corporate bonds.

We anticipate increased volatility amid much geopolitical uncertainty and uncertainty over the fate of the Trump administration policies, offering opportunities for surprise. In this context, we are focused on identifying solid company-specific investment catalysts and mispriced individual securities.

Edward P. Bousa, CFA, Senior Managing Director and Equity Portfolio Manager John C. Keogh, Senior Managing Director and Fixed Income Portfolio Manager Loren L. Moran, CFA, Managing Director and Fixed Income Portfolio Manager Michael E. Stack, CFA, Senior Managing Director and Fixed Income Portfolio Manager Wellington Management Company llp July 19, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

Vanguard Balanced Portfolio

Portfolio Profile
As of June 30, 2017

Total Portfolio Characteristics

Yield[1]	2.3%
Turnover Rate[2]	30%
Expense Ratio[3]	0.23%
Short-Term Reserves	3.4%

Total Portfolio Volatility Measures[4]
	Portfolio Versus	Portfolio Versus
	Composite Index[5]	Broad Index[6]
R-Squared	0.97	0.94
Beta	1.00	0.63

Equity Characteristics
	Comparative		Broad
	Portfolio	Index[7]	Index[6]
Number of Stocks	98	505	3,800
Median Market Cap	$90.8B	$87.8B	$59.8B
Price/Earnings Ratio	19.3x	21.5x	21.2x
Price/Book Ratio	2.3x	3.0x	2.9x
Dividend Yield	2.5%	1.9%	1.8%
Return on Equity	19.4%	24.1%	16.3%
Earnings Growth Rate	5.0%	8.1%	10.0%
Foreign Holdings	10.8%	0.0%	0.0%

Fixed Income Characteristics
	Comparative		Broad
	Portfolio	Index[8]	Index[9]
Number of Bonds	821	3,114	9,347
Yield to Maturity	2.8%[10]	2.8%	2.6%
Average Coupon	3.4%	3.4%	3.1%
Average Effective
Maturity	9.6 years	9.7 years	8.2 years
Average Duration	6.6 years	7.0 years	6.0 years

Ten Largest Stocks[11] (% of equity portfolio)

Microsoft Corp.	Systems Software	3.3%
JPMorgan Chase & Co.	Diversified Banks	2.9
Bank of America Corp.	Diversified Banks	2.7
Comcast Corp. Class A	Cable & Satellite	2.7
Chevron Corp.	Integrated Oil & Gas 2.6
Alphabet Inc. Class A	Internet Software
	& Services	2.6
Chubb Ltd.	Property &
	Casualty Insurance	2.4
Intel Corp.	Semiconductors	2.3
Prudential Financial Inc.	Life & Health
	Insurance	2.1
Merck & Co. Inc.	Pharmaceuticals	2.1
Top Ten Total		25.7%
Top Ten as % of Total Net Assets		16.5%

Sector Diversification (% of equity exposure)
	Comparative Broad
	Portfolio	Index[7]	Index[6]
Consumer Discretionary	6.4%	12.3%	12.7%
Consumer Staples	7.6	9.1	8.0
Energy	9.0	6.0	5.6
Financials	24.4	14.5	15.0
Health Care	16.5	14.5	14.0
Industrials	11.6	10.3	10.8
Information Technology	15.0	22.3	21.4
Materials	2.7	2.8	3.3
Real Estate	1.3	2.9	4.1
Telecommunication
Services	1.5	2.1	1.9
Utilities	4.0	3.2	3.2

Portfolio Asset Allocation

1 30-day SEC yield for the portfolio. See definition on the next page.
2 Annualized.
3 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the annualized expense ratio was 0.23%.
4 For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.
5 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Credit A or Better Bond Index.
6 Dow Jones U.S. Total Stock Market Float Adjusted Index.
7 S&P 500 Index.
8 Bloomberg Barclays U.S. Credit A or Better Bond Index.
9 Bloomberg Barclays U.S. Aggregate Bond Index.
10 Before expenses.
11 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Balanced Portfolio

Distribution by Credit Quality[1]
(% of fixed income portfolio)

U.S. Government	16.5%
Aaa	5.5
Aa	15.1
A	44.7
Baa	18.2

Sector Diversification[2]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	4.0%
Finance	26.5
Foreign	5.7
Industrial	34.6
Treasury/Agency	16.1
Utilities	7.2
Other	5.9

Equity Investment Focus

Fixed Income Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Source: Moody’s Investors Service.

2 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2006–June 30, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

	Inception Date	One Year	Five Years	Ten Years
Balanced Portfolio	5/23/1991	12.25%	10.43%	6.93%

1 Six months ended June 30, 2017.

2 Weighted 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Credit A or Better Bond Index.

See Financial Highlights for dividends and capital gains information.

Vanguard Balanced Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (64.4%)
Consumer Discretionary (4.1%)
Comcast Corp. Class A	1,189,138	46,281
Twenty-First Century Fox
Inc. Class A	597,364	16,929
Ford Motor Co.	1,499,130	16,775
Lowe’s Cos. Inc.	168,710	13,080
L Brands Inc.	112,620	6,069
Hilton Worldwide
Holdings Inc.	97,633	6,039
Bayerische Motoren
Werke AG	60,433	5,621
		110,794
Consumer Staples (4.9%)
PepsiCo Inc.	232,500	26,851
Unilever NV	439,813	24,279
Philip Morris International
Inc.	157,930	18,549
Walgreens Boots Alliance
Inc.	221,740	17,364
Diageo plc	500,633	14,795
CVS Health Corp.	164,550	13,240
Costco Wholesale Corp.	65,260	10,437
British American Tobacco
plc	99,660	6,791
		132,306
Energy (5.8%)
Chevron Corp.	430,500	44,914
TOTAL SA	471,804	23,424
Exxon Mobil Corp.	260,878	21,061
ConocoPhillips	307,030	13,497
Suncor Energy Inc.	458,200	13,388
Anadarko Petroleum Corp.	232,350	10,535
Kinder Morgan Inc.	461,220	8,837
Hess Corp.	166,560	7,307
BP plc	867,130	5,005
Eni SPA	321,085	4,825
Valero Energy Corp.	49,090	3,311
		156,104
Financials (15.8%)
JPMorgan Chase & Co.	550,783	50,342
Bank of America Corp.	1,932,937	46,893
Chubb Ltd.	282,500	41,070
Prudential Financial Inc.	339,410	36,704
Wells Fargo & Co.	562,690	31,179
PNC Financial Services
Group Inc.	243,500	30,406
Marsh & McLennan Cos.
Inc.	243,730	19,001
Citigroup Inc.	270,400	18,084
Northern Trust Corp.	174,320	16,946
Mitsubishi UFJ Financial
Group Inc.	2,409,130	16,250
BlackRock Inc.	38,309	16,182

	Intercontinental Exchange
	Inc.	239,075	15,760
	Goldman Sachs Group Inc.	65,300	14,490
	MetLife Inc.	249,873	13,728
^	Bank of Nova Scotia	194,010	11,666
	BNP Paribas SA	141,838	10,211
	Hartford Financial Services
	Group Inc.	179,250	9,423
	American International
	Group Inc.	142,671	8,920
	Zurich Insurance Group AG	21,183	6,182
	UBS Group AG	326,408	5,542
	ING Groep NV	229,479	3,961
	Tokio Marine Holdings Inc.	91,200	3,795
			426,735
Health Care (10.6%)
	Merck & Co. Inc.	561,419	35,981
	Bristol-Myers Squibb Co.	615,580	34,300
	AstraZeneca plc ADR	900,868	30,711
	Johnson & Johnson	208,880	27,633
	Medtronic plc	280,980	24,937
	Pfizer Inc.	618,238	20,767
	UnitedHealth Group Inc.	98,975	18,352
	Eli Lilly & Co.	222,555	18,316
	Cardinal Health Inc.	224,790	17,516
	Novartis AG	209,658	17,512
	Abbott Laboratories	252,719	12,285
*	HCA Healthcare Inc.	107,870	9,406
	Roche Holding AG	29,053	7,423
	McKesson Corp.	41,130	6,767
*	Regeneron
	Pharmaceuticals Inc.	12,190	5,987
			287,893
Industrials (7.5%)
	United Parcel Service Inc.
	Class B	304,134	33,634
	Honeywell International Inc.	154,805	20,634
	Lockheed Martin Corp.	67,050	18,614
	Caterpillar Inc.	151,901	16,323
	Canadian National Railway
	Co.	192,812	15,628
	FedEx Corp.	68,187	14,819
^	ABB Ltd. ADR	566,317	14,101
	Eaton Corp. plc	179,540	13,974
	Airbus SE	162,290	13,393
	Siemens AG	84,395	11,609
	Schneider Electric SE	140,264	10,779
	Boeing Co.	44,461	8,792
	United Technologies Corp.	57,002	6,961
	Canadian Pacific Railway
	Ltd.	19,116	3,074
			202,335

Information Technology (9.7%)
Microsoft Corp.	829,778	57,197
* Alphabet Inc. Class A	48,250	44,857
Intel Corp.	1,203,990	40,623
Apple Inc.	248,222	35,749
Accenture plc Class A	161,060	19,920
Cisco Systems Inc.	601,639	18,831
QUALCOMM Inc.	275,985	15,240
* eBay Inc.	417,195	14,568
International Business
Machines Corp.	50,838	7,820
Texas Instruments Inc.	91,440	7,035
		261,840
Materials (1.7%)
Dow Chemical Co.	258,540	16,306
International Paper Co.	241,610	13,678
BHP Billiton plc	409,202	6,269
Linde AG	29,378	5,592
LyondellBasell Industries
NV Class A	64,893	5,476
		47,321
Real Estate (0.8%)
American Tower
Corporation	149,122	19,732
AvalonBay Communities
Inc.	15,670	3,011
		22,743
Telecommunication Services (0.9%)
Verizon Communications
Inc.	572,300	25,559

Utilities (2.6%)
NextEra Energy Inc.	231,910	32,498
Dominion Energy Inc.	292,110	22,384
Exelon Corp.	400,160	14,434
		69,316
Total Common Stocks
(Cost $1,279,020)		1,742,946

Vanguard Balanced Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (5.5%)
U.S. Government Securities (5.1%)
United States Treasury Note/Bond	0.625%	7/31/17	8,000	7,997
United States Treasury Note/Bond	1.000%	9/15/17	17,240	17,237
United States Treasury Note/Bond	0.750%	10/31/17	9,200	9,188
United States Treasury Note/Bond	0.625%	11/30/17	5,575	5,563
United States Treasury Note/Bond	0.875%	3/31/18	750	748
United States Treasury Note/Bond	0.750%	4/30/18	1,500	1,494
United States Treasury Note/Bond	1.000%	5/31/18	5,500	5,486
United States Treasury Note/Bond	0.750%	8/31/18	1,300	1,292
United States Treasury Note/Bond	1.375%	9/30/18	14,700	14,709
United States Treasury Note/Bond	0.750%	7/15/19	4,300	4,245
United States Treasury Note/Bond	1.750%	9/30/19	13,000	13,093
United States Treasury Note/Bond	1.375%	2/15/20	1,300	1,296
United States Treasury Note/Bond	1.375%	2/29/20	2,130	2,123
United States Treasury Note/Bond	1.625%	6/30/20	2,840	2,845
United States Treasury Note/Bond	1.250%	3/31/21	3,000	2,950
United States Treasury Note/Bond	1.375%	5/31/21	3,500	3,451
United States Treasury Note/Bond	2.000%	2/15/25	11,180	11,024
United States Treasury Note/Bond	2.000%	8/15/25	4,305	4,232
United States Treasury Note/Bond	2.875%	5/15/43	6,738	6,811
United States Treasury Note/Bond	3.375%	5/15/44	4,410	4,879
United States Treasury Note/Bond	3.125%	8/15/44	1,740	1,841
United States Treasury Note/Bond	2.500%	2/15/45	2,610	2,439
United States Treasury Note/Bond	2.875%	8/15/45	1,910	1,924
United States Treasury Note/Bond	2.500%	5/15/46	595	555
United States Treasury Note/Bond	2.250%	8/15/46	5,168	4,559
United States Treasury Note/Bond	2.875%	11/15/46	630	634
United States Treasury Note/Bond	3.000%	2/15/47	5,640	5,829
138,444
Conventional Mortgage-Backed Securities (0.2%)
[1,2] Freddie Mac Gold Pool	3.000%	4/1/45–
		2/1/47	5,167	5,161
[1,2] Freddie Mac Gold Pool	4.000%	9/1/41	7	7
[1] Ginnie Mae I Pool	7.000%	11/15/31–
		11/15/33	107	125
[1] Ginnie Mae I Pool	8.000%	9/15/30	60	62
				5,355
Nonconventional Mortgage-Backed Securities (0.2%)
[1,2] Fannie Mae REMICS	3.500%	4/25/31	245	255
[1,2] Fannie Mae REMICS	4.000%	9/25/29–
		5/25/31	470	499
[1,2] Freddie Mac REMICS	3.500%	3/15/31	145	151
[1,2] Freddie Mac REMICS	4.000%	12/15/30–
		4/15/31	2,703	2,890
				3,795
Total U.S. Government and Agency Obligations
(Cost $146,534) 147,594
Asset-Backed/Commercial Mortgage-Backed Securities (1.1%)
[3] American Tower Trust I	1.551%	3/15/18	380	379
[3] American Tower Trust I	3.070%	3/15/23	1,100	1,104
[1,3,4] Apidos CLO XVII	2.468%	4/17/26	1,295	1,298
[1,3,4] Ares XXIX CLO Ltd.	2.348%	4/17/26	1,195	1,198
[1,3,4] Atlas Senior Loan Fund VI Ltd.	2.408%	10/15/26	355	355
[1,3,4] Avery Point IV CLO Ltd.	2.256%	4/25/26	1,190	1,191
[3] Bank of Montreal	2.500%	1/11/22	1,700	1,709
[1,3,4] BlueMountain CLO 2014-1 Ltd.	2.430%	4/30/26	725	728
[1,3,4] Cent CLO 20 Ltd.	2.256%	1/25/26	1,295	1,295
[1,3,4] Cent CLO 21 Ltd.	2.380%	7/27/26	415	412
[1,3,4] Cent CLO 22 Ltd.	2.589%	11/7/26	930	934
[1,3,4] CIFC Funding 2014 Ltd.	2.208%	4/18/25	1,185	1,185
[1] COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	480	494
[3] DNB Boligkreditt AS	2.500%	3/28/22	1,315	1,323
[1,3,4] Dryden XXXI Senior Loan Fund	2.238%	4/18/26	1,160	1,161
[1,3] Enterprise Fleet Financing LLC Series
2017-1	2.130%	7/20/22	210	209

[1,3] GM Financial Consumer Automobile
2017-1	1.510%	3/16/20	600	600
[1,4] LB-UBS Commercial Mortgage Trust
2008-C1	6.296%	4/15/41	545	557
[1,3,4] Limerock CLO II Ltd.	2.458%	4/18/26	1,300	1,305
[1,3,4] Madison Park Funding XII Ltd.	2.416%	7/20/26	920	925
[1,3,4] Madison Park Funding XIII Ltd.	2.268%	1/19/25	745	745
[1,3] MMAF Equipment Finance LLC
2017-A	1.730%	5/18/20	250	250
[1,3] OneMain Financial Issuance Trust
2016-2	4.100%	3/20/28	770	785
[1] Santander Drive Auto Receivables
Trust 2013-2	2.570%	3/15/19	515	516
[1] Santander Drive Auto Receivables
Trust 2014-2	2.330%	11/15/19	233	234
[3] SBA Tower Trust	2.898%	10/15/19	1,205	1,211
[1,3,4] Seneca Park CLO Ltd. 2014-1	2.278%	7/17/26	680	680
[1,3,4] SFAVE Commercial Mortgage
Securities Trust 2015-5AVE	4.144%	1/5/43	700	705
[1,3,4] Shackleton 2014-VI CLO	2.318%	7/17/26	660	661
[1,3] Springleaf Funding Trust	3.160%	11/15/24	1,375	1,388
[1,3] Springleaf Funding Trust 2015-B	3.480%	5/15/28	590	602
[1,3,4] Symphony CLO XIV Ltd.	2.435%	7/14/26	1,125	1,129
[1,3,4] Thacher Park CLO Ltd.	2.153%	10/20/26	505	505
[3] Toronto-Dominion Bank	2.500%	1/18/22	2,100	2,110
[1] Utility Debt Securitization Authority
Series 2013T	3.435%	12/15/25	210	218
[1,3,4] Voya CLO 2014-1 Ltd.	2.488%	4/18/26	525	526
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $30,558)				30,627
Corporate Bonds (21.6%)
Finance (8.4%)
Banking (6.7%)
American Express Centurion Bank	6.000%	9/13/17	500	504
American Express Co.	1.550%	5/22/18	1,635	1,634
American Express Credit Corp.	2.125%	7/27/18	1,235	1,239
American Express Credit Corp.	2.250%	8/15/19	800	807
American Express Credit Corp.	2.700%	3/3/22	1,505	1,518
Bank of America Corp.	6.000%	9/1/17	1,010	1,017
Bank of America Corp.	5.750%	12/1/17	500	508
Bank of America Corp.	6.875%	4/25/18	1,250	1,301
Bank of America Corp.	5.625%	7/1/20	85	93
Bank of America Corp.	5.875%	1/5/21	3,000	3,334
Bank of America Corp.	3.300%	1/11/23	120	122
Bank of America Corp.	4.000%	1/22/25	875	889
Bank of America Corp.	5.875%	2/7/42	260	324
Bank of America Corp.	5.000%	1/21/44	1,000	1,134
Bank of America Corp.	4.875%	4/1/44	420	472
Bank of New York Mellon Corp.	2.150%	2/24/20	1,580	1,586
Bank of New York Mellon Corp.	2.200%	8/16/23	460	445
[4] Bank of New York Mellon Corp.	2.222%	10/30/23	1,145	1,168
Bank of New York Mellon Corp.	3.000%	2/24/25	720	719
Bank of Nova Scotia	2.050%	10/30/18	1,600	1,607
Bank of Nova Scotia	2.800%	7/21/21	750	761
[3] Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	1,390	1,390
[3] Banque Federative du Credit Mutuel SA	2.750%	10/15/20	1,200	1,218
[3] Barclays Bank plc	6.050%	12/4/17	1,400	1,424
Barclays Bank plc	5.140%	10/14/20	160	171
Barclays plc	3.684%	1/10/23	700	715
BB&T Corp.	2.750%	4/1/22	1,700	1,718
Bear Stearns Cos. LLC	6.400%	10/2/17	235	238
Bear Stearns Cos. LLC	7.250%	2/1/18	425	438
BNP Paribas SA	2.400%	12/12/18	1,300	1,309
[3] BNP Paribas SA	2.950%	5/23/22	620	624
BNP Paribas SA	3.250%	3/3/23	305	314
[3] BNP Paribas SA	3.800%	1/10/24	1,170	1,217
BPCE SA	2.500%	12/10/18	220	221
BPCE SA	2.500%	7/15/19	1,400	1,412

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	BPCE SA	3.000%	5/22/22	255	257
	BPCE SA	4.000%	4/15/24	775	816
[3]	BPCE SA	5.150%	7/21/24	1,260	1,347
	Branch Banking & Trust Co.	2.625%	1/15/22	1,250	1,260
[4]	Canadian Imperial Bank of Commerce	1.970%	6/16/22	1,565	1,569
	Capital One Bank USA NA	2.150%	11/21/18	1,215	1,218
	Capital One Financial Corp.	4.750%	7/15/21	400	430
	Capital One Financial Corp.	3.750%	4/24/24	1,305	1,335
	Capital One Financial Corp.	3.200%	2/5/25	1,050	1,024
	Capital One Financial Corp.	4.200%	10/29/25	310	312
	Citigroup Inc.	1.750%	5/1/18	500	499
	Citigroup Inc.	2.500%	9/26/18	500	503
	Citigroup Inc.	2.550%	4/8/19	1,800	1,817
	Citigroup Inc.	2.500%	7/29/19	965	973
	Citigroup Inc.	2.400%	2/18/20	800	803
	Citigroup Inc.	4.500%	1/14/22	1,975	2,119
	Citigroup Inc.	6.625%	6/15/32	2,000	2,493
	Citigroup Inc.	8.125%	7/15/39	101	155
	Compass Bank	2.750%	9/29/19	375	378
	Cooperatieve Rabobank UA	2.250%	1/14/19	1,350	1,358
[3]	Credit Agricole SA	2.500%	4/15/19	1,460	1,481
	Credit Suisse AG	1.750%	1/29/18	840	840
	Credit Suisse AG	2.300%	5/28/19	2,845	2,864
	Credit Suisse AG	3.000%	10/29/21	735	749
	Credit Suisse AG	3.625%	9/9/24	250	257
[3]	Credit Suisse Group AG	3.574%	1/9/23	550	563
	Credit Suisse Group Funding Guernsey
	Ltd.	3.800%	9/15/22	1,335	1,385
	Credit Suisse Group Funding Guernsey
	Ltd.	3.750%	3/26/25	1,595	1,606
[3]	Danske Bank A/S	2.000%	9/8/21	1,120	1,098
	Deutsche Bank AG	1.875%	2/13/18	195	195
	Deutsche Bank AG	2.500%	2/13/19	270	271
	Deutsche Bank AG	4.250%	10/14/21	1,215	1,274
	Fifth Third Bank	2.875%	10/1/21	425	432
	Fifth Third Bank	3.850%	3/15/26	830	845
	Goldman Sachs Group Inc.	5.950%	1/18/18	1,325	1,355
	Goldman Sachs Group Inc.	2.375%	1/22/18	555	557
	Goldman Sachs Group Inc.	5.375%	3/15/20	405	437
	Goldman Sachs Group Inc.	2.600%	4/23/20	170	172
	Goldman Sachs Group Inc.	6.000%	6/15/20	3,350	3,689
	Goldman Sachs Group Inc.	5.250%	7/27/21	865	948
	Goldman Sachs Group Inc.	5.750%	1/24/22	360	404
	Goldman Sachs Group Inc.	3.625%	1/22/23	1,980	2,034
	Goldman Sachs Group Inc.	3.500%	11/16/26	2,000	1,981
	Goldman Sachs Group Inc.	3.850%	1/26/27	740	751
	Goldman Sachs Group Inc.	6.750%	10/1/37	835	1,085
	Goldman Sachs Group Inc.	4.750%	10/21/45	680	751
[3]	HSBC Bank plc	4.750%	1/19/21	1,700	1,831
	HSBC Holdings plc	3.400%	3/8/21	1,535	1,578
	HSBC Holdings plc	4.000%	3/30/22	2,395	2,525
	HSBC Holdings plc	3.600%	5/25/23	1,600	1,651
[1]	HSBC Holdings plc	4.041%	3/13/28	890	921
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,277
	HSBC Holdings plc	6.100%	1/14/42	375	488
	HSBC Holdings plc	5.250%	3/14/44	440	500
	HSBC USA Inc.	1.625%	1/16/18	1,005	1,005
	HSBC USA Inc.	2.350%	3/5/20	1,825	1,834
	HSBC USA Inc.	3.500%	6/23/24	620	637
	Huntington Bancshares Inc.	3.150%	3/14/21	800	813
	Huntington National Bank	2.200%	4/1/19	560	561
	Huntington National Bank	2.400%	4/1/20	1,160	1,166
[3]	ING Bank NV	1.800%	3/16/18	1,340	1,340
	ING Groep NV	3.150%	3/29/22	365	372
	ING Groep NV	3.950%	3/29/27	820	852
	JPMorgan Chase & Co.	6.300%	4/23/19	465	500
	JPMorgan Chase & Co.	4.950%	3/25/20	650	697
	JPMorgan Chase & Co.	4.350%	8/15/21	4,862	5,196
	JPMorgan Chase & Co.	4.500%	1/24/22	495	536

	JPMorgan Chase & Co.	3.250%	9/23/22	970	993
	JPMorgan Chase & Co.	3.375%	5/1/23	875	887
	JPMorgan Chase & Co.	3.875%	2/1/24	800	839
	JPMorgan Chase & Co.	3.900%	7/15/25	2,270	2,360
	JPMorgan Chase & Co.	4.125%	12/15/26	765	791
	JPMorgan Chase & Co.	4.250%	10/1/27	2,295	2,386
	JPMorgan Chase & Co.	5.400%	1/6/42	750	911
[3]	Macquarie Bank Ltd.	2.400%	1/21/20	330	331
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	495	495
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	685	679
	Morgan Stanley	1.875%	1/5/18	255	255
	Morgan Stanley	2.125%	4/25/18	1,375	1,379
	Morgan Stanley	2.500%	1/24/19	2,500	2,518
	Morgan Stanley	5.625%	9/23/19	645	692
	Morgan Stanley	5.750%	1/25/21	1,740	1,924
	Morgan Stanley	2.500%	4/21/21	1,175	1,169
	Morgan Stanley	2.625%	11/17/21	800	798
	Morgan Stanley	2.750%	5/19/22	1,710	1,706
	Morgan Stanley	3.700%	10/23/24	750	769
	Morgan Stanley	3.125%	7/27/26	1,345	1,303
	Morgan Stanley	6.250%	8/9/26	3,000	3,583
	Morgan Stanley	3.625%	1/20/27	1,250	1,254
	Morgan Stanley	4.300%	1/27/45	850	879
	National City Corp.	6.875%	5/15/19	1,000	1,083
[3]	Nationwide Building Society	2.350%	1/21/20	785	789
[3]	NBK SPC Ltd.	2.750%	5/30/22	1,530	1,517
	Northern Trust Corp.	3.450%	11/4/20	255	266
	PNC Bank NA	4.875%	9/21/17	1,500	1,510
	PNC Bank NA	3.300%	10/30/24	460	470
	PNC Bank NA	2.950%	2/23/25	1,105	1,101
	PNC Bank NA	4.200%	11/1/25	255	273
	PNC Financial Services Group Inc.	3.900%	4/29/24	580	607
	Royal Bank of Canada	2.750%	2/1/22	1,195	1,216
	Santander Holdings USA Inc.	2.700%	5/24/19	800	806
	Santander Holdings USA Inc.	2.650%	4/17/20	580	579
[3]	Santander Holdings USA Inc.	3.700%	3/28/22	725	730
[3]	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	1,600	1,608
[3]	Societe Generale SA	3.250%	1/12/22	1,515	1,546
[1]	State Street Corp.	2.653%	5/15/23	840	841
	SunTrust Bank	3.300%	5/15/26	340	333
	Svenska Handelsbanken AB	1.875%	9/7/21	1,050	1,027
	Synchrony Financial	3.000%	8/15/19	1,055	1,068
	Synchrony Financial	2.700%	2/3/20	1,605	1,611
	Toronto-Dominion Bank	2.500%	12/14/20	985	996
	UBS AG	1.800%	3/26/18	1,020	1,021
[3]	UBS AG	2.200%	6/8/20	750	749
[3]	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	1,160	1,184
[3]	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	1,250	1,240
	US Bancorp	2.625%	1/24/22	1,305	1,317
	US Bancorp	3.700%	1/30/24	1,560	1,646
	Wachovia Corp.	7.500%	4/15/35	1,000	1,351
	Wells Fargo & Co.	5.625%	12/11/17	820	834
	Wells Fargo & Co.	2.150%	1/15/19	2,915	2,928
	Wells Fargo & Co.	3.000%	1/22/21	505	516
	Wells Fargo & Co.	3.500%	3/8/22	640	665
	Wells Fargo & Co.	3.450%	2/13/23	930	949
	Wells Fargo & Co.	4.480%	1/16/24	1,199	1,283
	Wells Fargo & Co.	3.000%	2/19/25	890	876
	Wells Fargo & Co.	3.550%	9/29/25	860	875
	Wells Fargo & Co.	3.000%	4/22/26	1,045	1,017
	Wells Fargo & Co.	3.000%	10/23/26	510	495
	Wells Fargo & Co.	5.606%	1/15/44	2,276	2,694
	Wells Fargo & Co.	4.900%	11/17/45	515	562
	Wells Fargo & Co.	4.750%	12/7/46	620	661

	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	305	330
	Charles Schwab Corp.	3.200%	3/2/27	545	546

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Finance Companies (0.4%)
	GE Capital International Funding Co.	2.342%	11/15/20	1,192	1,202
	GE Capital International Funding Co.	3.373%	11/15/25	3,460	3,578
	GE Capital International Funding Co.	4.418%	11/15/35	4,955	5,383

	Insurance (1.2%)
	Aetna Inc.	2.800%	6/15/23	680	677
[1,4] Allstate Corp.		3.117%	5/15/67	855	848
	Anthem Inc.	2.300%	7/15/18	375	377
	Anthem Inc.	3.125%	5/15/22	1,610	1,646
	Anthem Inc.	3.300%	1/15/23	1,100	1,128
	Anthem Inc.	4.650%	8/15/44	426	464
	Berkshire Hathaway Inc.	2.750%	3/15/23	1,050	1,064
	Berkshire Hathaway Inc.	3.125%	3/15/26	715	722
	Chubb INA Holdings Inc.	5.800%	3/15/18	1,295	1,333
	Chubb INA Holdings Inc.	2.300%	11/3/20	170	171
	Chubb INA Holdings Inc.	3.350%	5/15/24	555	575
	Chubb INA Holdings Inc.	4.350%	11/3/45	800	879
	Cigna Corp.	3.250%	4/15/25	880	882
	CNA Financial Corp.	3.950%	5/15/24	135	140
[3]	Five Corners Funding Trust	4.419%	11/15/23	210	225
[3]	Liberty Mutual Group Inc.	4.250%	6/15/23	360	384
	Loews Corp.	2.625%	5/15/23	440	436
[1,3] Massachusetts Mutual Life Insurance
	Co.	7.625%	11/15/23	2,000	2,388
	MetLife Inc.	1.903%	12/15/17	225	225
	MetLife Inc.	3.600%	4/10/24	580	610
	MetLife Inc.	4.125%	8/13/42	145	148
	MetLife Inc.	4.875%	11/13/43	530	598
[3]	Metropolitan Life Global Funding I	1.500%	1/10/18	1,480	1,479
[3]	Metropolitan Life Global Funding I	1.875%	6/22/18	950	952
[3]	Metropolitan Life Global Funding I	2.650%	4/8/22	340	341
[3]	Metropolitan Life Global Funding I	3.450%	12/18/26	640	655
[3]	New York Life Global Funding	2.900%	1/17/24	810	817
[3]	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,632
[3]	QBE Insurance Group Ltd.	2.400%	5/1/18	235	235
[3]	Teachers Insurance & Annuity Assn.
	of America	4.900%	9/15/44	375	420
[3]	Teachers Insurance & Annuity Assn.
	of America	4.270%	5/15/47	1,145	1,168
	UnitedHealth Group Inc.	6.000%	2/15/18	700	718
	UnitedHealth Group Inc.	3.875%	10/15/20	601	632
	UnitedHealth Group Inc.	2.875%	3/15/22	27	28
	UnitedHealth Group Inc.	2.875%	3/15/23	1,175	1,190
	UnitedHealth Group Inc.	3.100%	3/15/26	430	432
	UnitedHealth Group Inc.	4.625%	7/15/35	815	918
	UnitedHealth Group Inc.	4.250%	3/15/43	1,600	1,692
	UnitedHealth Group Inc.	4.750%	7/15/45	760	872

	Other Finance (0.0%)
[3]	LeasePlan Corp. NV	2.875%	1/22/19	970	972

	Real Estate Investment Trusts (0.1%)
	AvalonBay Communities Inc.	3.625%	10/1/20	520	538
	Boston Properties LP	3.125%	9/1/23	355	358
	Boston Properties LP	3.800%	2/1/24	45	47
	Realty Income Corp.	4.650%	8/1/23	640	689
	Simon Property Group LP	3.750%	2/1/24	90	94
	Simon Property Group LP	3.375%	10/1/24	275	279
[3]	WEA Finance LLC / Westfield UK
	& Europe Finance plc	1.750%	9/15/17	375	375
[3]	WEA Finance LLC / Westfield UK
	& Europe Finance plc	2.700%	9/17/19	1,330	1,337
					227,131
Industrial (11.0%)
	Basic Industry (0.0%)
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	750	797
	LyondellBasell Industries NV	4.625%	2/26/55	300	295

	Capital Goods (0.8%)
[3]	BAE Systems Holdings Inc.	2.850%	12/15/20	160	161
[3]	BAE Systems Holdings Inc.	3.850%	12/15/25	1,085	1,128
	Caterpillar Financial Services Corp.	2.625%	3/1/23	1,360	1,358
	Caterpillar Inc.	3.900%	5/27/21	1,170	1,243
	Caterpillar Inc.	2.600%	6/26/22	705	711
	Caterpillar Inc.	3.400%	5/15/24	810	844
	Caterpillar Inc.	4.300%	5/15/44	745	807
	General Dynamics Corp.	3.875%	7/15/21	355	377
	General Electric Capital Corp.	4.625%	1/7/21	321	350
	General Electric Capital Corp.	5.300%	2/11/21	228	252
	General Electric Capital Corp.	3.150%	9/7/22	967	1,005
	General Electric Capital Corp.	3.100%	1/9/23	360	373
	General Electric Co.	2.700%	10/9/22	210	213
	General Electric Co.	4.500%	3/11/44	1,050	1,165
	Honeywell International Inc.	4.250%	3/1/21	1,002	1,077
	Illinois Tool Works Inc.	3.500%	3/1/24	1,295	1,355
	John Deere Capital Corp.	2.250%	4/17/19	1,465	1,478
	John Deere Capital Corp.	1.700%	1/15/20	520	517
	Lockheed Martin Corp.	2.900%	3/1/25	610	607
	Lockheed Martin Corp.	4.500%	5/15/36	211	232
	Lockheed Martin Corp.	4.700%	5/15/46	520	583
	Parker-Hannifin Corp.	4.450%	11/21/44	450	494
[3]	Siemens Financieringsmaatschappij NV 2.900%		5/27/22	1,050	1,072
[3]	Siemens Financieringsmaatschappij NV 3.125%		3/16/24	1,680	1,706
[3]	Siemens Financieringsmaatschappij NV 4.400%		5/27/45	800	867
	United Technologies Corp.	3.100%	6/1/22	535	552
	United Technologies Corp.	7.500%	9/15/29	770	1,088
	United Technologies Corp.	6.050%	6/1/36	675	870
	United Technologies Corp.	4.500%	6/1/42	325	355

	Communication (1.6%)
	21st Century Fox America Inc.	3.000%	9/15/22	245	249
	America Movil SAB de CV	3.125%	7/16/22	1,880	1,918
	America Movil SAB de CV	6.125%	3/30/40	390	476
	American Tower Corp.	3.450%	9/15/21	1,125	1,160
	American Tower Corp.	5.000%	2/15/24	220	243
	AT&T Inc.	1.400%	12/1/17	1,090	1,091
	AT&T Inc.	5.600%	5/15/18	1,000	1,033
	AT&T Inc.	5.200%	3/15/20	255	274
	AT&T Inc.	2.450%	6/30/20	225	226
	AT&T Inc.	4.600%	2/15/21	100	107
	AT&T Inc.	4.500%	3/9/48	602	567
	CBS Corp.	4.300%	2/15/21	675	712
	Comcast Corp.	3.600%	3/1/24	2,900	3,040
	Comcast Corp.	3.375%	2/15/25	70	72
	Comcast Corp.	2.350%	1/15/27	540	506
	Comcast Corp.	4.250%	1/15/33	1,032	1,101
	Comcast Corp.	4.200%	8/15/34	620	656
	Comcast Corp.	5.650%	6/15/35	110	135
	Comcast Corp.	4.400%	8/15/35	700	760
	Comcast Corp.	6.500%	11/15/35	115	152
	Comcast Corp.	6.400%	5/15/38	120	160
	Comcast Corp.	4.650%	7/15/42	1,290	1,415
	Comcast Corp.	4.500%	1/15/43	500	531
	Comcast Corp.	4.750%	3/1/44	525	584
	Comcast Corp.	4.600%	8/15/45	1,110	1,209
[3]	Cox Communications Inc.	4.800%	2/1/35	1,540	1,507
[3]	Cox Communications Inc.	6.450%	12/1/36	45	50
[3]	Deutsche Telekom International
	Finance BV	3.600%	1/19/27	975	995
	Discovery Communications LLC	5.625%	8/15/19	49	52
	Grupo Televisa SAB	6.625%	1/15/40	630	728
	Grupo Televisa SAB	6.125%	1/31/46	410	459
[3]	GTP Acquisition Partners I LLC	2.350%	6/15/20	580	576
[3]	NBCUniversal Enterprise Inc.	1.974%	4/15/19	2,530	2,538
	NBCUniversal Media LLC	4.375%	4/1/21	600	647
	NBCUniversal Media LLC	2.875%	1/15/23	240	244
	Omnicom Group Inc.	3.600%	4/15/26	660	664

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Orange SA	4.125%	9/14/21	1,740	1,851
	Orange SA	9.000%	3/1/31	530	799
[3]	SBA Tower Trust	3.168%	4/15/22	1,330	1,332
[3]	Sky plc	2.625%	9/16/19	975	981
[3]	Sky plc	3.750%	9/16/24	1,435	1,477
	Time Warner Cable LLC	8.750%	2/14/19	25	28
	Time Warner Cable LLC	8.250%	4/1/19	364	401
	Time Warner Entertainment Co. LP	8.375%	3/15/23	95	119
	Time Warner Inc.	4.875%	3/15/20	700	747
	Time Warner Inc.	4.750%	3/29/21	350	377
	Verizon Communications Inc.	4.500%	9/15/20	1,280	1,366
	Verizon Communications Inc.	3.500%	11/1/21	1,040	1,076
[3]	Verizon Communications Inc.	4.812%	3/15/39	2,406	2,435
	Verizon Communications Inc.	4.750%	11/1/41	290	288
	Verizon Communications Inc.	4.862%	8/21/46	1,151	1,153
[3]	Verizon Communications Inc.	5.012%	4/15/49	1,133	1,142
	Walt Disney Co.	4.125%	6/1/44	560	587

	Consumer Cyclical (1.5%)
	Alibaba Group Holding Ltd.	3.600%	11/28/24	1,065	1,098
	Amazon.com Inc.	2.500%	11/29/22	885	892
	Amazon.com Inc.	4.800%	12/5/34	995	1,147
	Amazon.com Inc.	4.950%	12/5/44	580	685
[3]	American Honda Finance Corp.	1.500%	9/11/17	490	490
[3]	American Honda Finance Corp.	1.600%	2/16/18	810	811
	American Honda Finance Corp.	2.125%	10/10/18	1,110	1,117
	AutoZone Inc.	3.700%	4/15/22	1,371	1,425
	AutoZone Inc.	3.125%	7/15/23	600	603
	AutoZone Inc.	3.750%	6/1/27	545	546
[3]	BMW US Capital LLC	2.000%	4/11/21	585	580
[3]	BMW US Capital LLC	2.250%	9/15/23	2,500	2,408
[3]	BMW US Capital LLC	2.800%	4/11/26	151	147
	CVS Health Corp.	2.750%	12/1/22	965	966
	CVS Health Corp.	4.875%	7/20/35	315	351
	CVS Health Corp.	5.125%	7/20/45	1,310	1,501
[3]	Daimler Finance North America LLC	2.375%	8/1/18	900	905
[3]	Daimler Finance North America LLC	2.250%	7/31/19	1,575	1,579
[3]	Daimler Finance North America LLC	2.200%	5/5/20	470	469
[3]	Daimler Finance North America LLC	3.250%	8/1/24	160	161
	Ford Motor Co.	4.346%	12/8/26	1,225	1,262
	Ford Motor Credit Co. LLC	2.375%	3/12/19	900	903
	Ford Motor Credit Co. LLC	3.157%	8/4/20	710	723
	General Motors Financial Co. Inc.	3.950%	4/13/24	1,700	1,722
	Home Depot Inc.	2.250%	9/10/18	975	983
	Home Depot Inc.	2.700%	4/1/23	720	730
	Home Depot Inc.	4.400%	3/15/45	780	851
[3]	Hyundai Capital America	2.550%	4/3/20	790	788
	Lowe’s Cos. Inc.	3.100%	5/3/27	1,300	1,296
	Lowe’s Cos. Inc.	6.500%	3/15/29	334	435
	McDonald’s Corp.	2.625%	1/15/22	195	196
	McDonald’s Corp.	3.250%	6/10/24	140	144
	McDonald’s Corp.	4.875%	12/9/45	260	289
[3]	Nissan Motor Acceptance Corp.	1.950%	9/12/17	1,186	1,186
[3]	Nissan Motor Acceptance Corp.	1.800%	3/15/18	1,100	1,100
[3]	Nissan Motor Acceptance Corp.	2.650%	9/26/18	585	591
	Toyota Motor Credit Corp.	1.250%	10/5/17	900	900
[3]	Volkswagen Group of America Finance
	LLC	2.450%	11/20/19	440	442
	Wal-Mart Stores Inc.	3.250%	10/25/20	742	772
	Wal-Mart Stores Inc.	4.250%	4/15/21	1,000	1,078
	Wal-Mart Stores Inc.	2.550%	4/11/23	1,250	1,257
	Wal-Mart Stores Inc.	5.625%	4/15/41	2,790	3,612
	Wal-Mart Stores Inc.	4.300%	4/22/44	525	583

	Consumer Noncyclical (3.8%)
	Actavis Funding SCS	3.000%	3/12/20	985	1,003
	Actavis Funding SCS	3.450%	3/15/22	950	977
	Allergan Funding SCS	4.550%	3/15/35	375	401
	Allergan Funding SCS	4.850%	6/15/44	450	490

	Altria Group Inc.	4.750%	5/5/21	590	643
	Altria Group Inc.	2.850%	8/9/22	455	461
	Altria Group Inc.	4.500%	5/2/43	245	261
	AmerisourceBergen Corp.	3.500%	11/15/21	1,310	1,359
	Amgen Inc.	3.875%	11/15/21	310	327
	Amgen Inc.	5.150%	11/15/41	945	1,054
	Amgen Inc.	4.563%	6/15/48	125	131
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	2,000	2,058
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	1,805	1,860
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	3,990	4,374
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	2,640	2,992
	Anheuser-Busch InBev Worldwide Inc. 3.750%		1/15/22	400	422
	Anheuser-Busch InBev Worldwide Inc. 2.500%		7/15/22	3,780	3,775
	Anheuser-Busch InBev Worldwide Inc. 3.750%		7/15/42	520	504
	Ascension Health	3.945%	11/15/46	725	735
[1]	Ascension Health	4.847%	11/15/53	55	62
	AstraZeneca plc	1.950%	9/18/19	390	390
	AstraZeneca plc	2.375%	11/16/20	1,180	1,188
	AstraZeneca plc	6.450%	9/15/37	615	830
	AstraZeneca plc	4.375%	11/16/45	800	860
[3]	BAT International Finance plc	2.750%	6/15/20	550	558
[3]	BAT International Finance plc	3.250%	6/7/22	1,480	1,507
[3]	BAT International Finance plc	3.500%	6/15/22	235	242
[3]	Bayer US Finance LLC	2.375%	10/8/19	200	202
[3]	Bayer US Finance LLC	3.000%	10/8/21	1,980	2,024
	Biogen Inc.	2.900%	9/15/20	550	561
	Boston Children’s Hospital Corp.
	Revenue	4.115%	1/1/47	330	350
	Cardinal Health Inc.	1.700%	3/15/18	75	75
	Cardinal Health Inc.	2.400%	11/15/19	625	629
	Cardinal Health Inc.	3.200%	3/15/23	1,065	1,087
	Cardinal Health Inc.	3.079%	6/15/24	320	321
	Cardinal Health Inc.	3.500%	11/15/24	580	593
	Cardinal Health Inc.	4.500%	11/15/44	665	686
[3]	Cargill Inc.	4.307%	5/14/21	2,092	2,238
[3]	Cargill Inc.	6.875%	5/1/28	645	813
[3]	Cargill Inc.	4.760%	11/23/45	635	726
	Catholic Health Initiatives Colorado GO 1.600%		11/1/17	55	55
	Catholic Health Initiatives Colorado GO 2.600%		8/1/18	255	256
	Catholic Health Initiatives Colorado GO 2.950%		11/1/22	507	496
	Catholic Health Initiatives Colorado GO 4.200%		8/1/23	145	148
[1]	Catholic Health Initiatives Colorado GO 4.350%		11/1/42	736	676
	Celgene Corp.	2.250%	5/15/19	160	161
	Celgene Corp.	3.550%	8/15/22	475	494
	Coca-Cola Co.	3.300%	9/1/21	300	314
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	500	519
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	768	770
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	850	892
	Colgate-Palmolive Co.	7.600%	5/19/25	480	619
	Constellation Brands Inc.	2.700%	5/9/22	65	65
	Diageo Capital plc	2.625%	4/29/23	1,230	1,236
	Diageo Investment Corp.	2.875%	5/11/22	525	537
	Dignity Health California GO	2.637%	11/1/19	140	142
	Dignity Health California GO	3.812%	11/1/24	300	305
	Eli Lilly & Co.	3.700%	3/1/45	635	627
[3]	EMD Finance LLC	2.950%	3/19/22	605	615
[3]	EMD Finance LLC	3.250%	3/19/25	1,200	1,205
[3]	Forest Laboratories Inc.	4.875%	2/15/21	268	289
	Gilead Sciences Inc.	2.550%	9/1/20	615	623
	Gilead Sciences Inc.	3.700%	4/1/24	1,010	1,053
	Gilead Sciences Inc.	3.500%	2/1/25	560	574
	Gilead Sciences Inc.	4.500%	2/1/45	825	873
	Gilead Sciences Inc.	4.750%	3/1/46	195	213
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	385	389
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,382
[3]	Imperial Tobacco Finance plc	3.750%	7/21/22	1,680	1,747
[3]	Japan Tobacco Inc.	2.100%	7/23/18	545	546
	Kaiser Foundation Hospitals	3.500%	4/1/22	560	585
	Kaiser Foundation Hospitals	3.150%	5/1/27	490	491

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Kaiser Foundation Hospitals	4.875%	4/1/42	365	418
	Kraft Heinz Foods Co.	3.000%	6/1/26	530	506
	Kraft Heinz Foods Co.	5.000%	7/15/35	230	248
	Kraft Heinz Foods Co.	4.375%	6/1/46	1,110	1,080
	Kroger Co.	4.450%	2/1/47	290	279
	McKesson Corp.	2.700%	12/15/22	195	193
	McKesson Corp.	2.850%	3/15/23	190	189
	McKesson Corp.	3.796%	3/15/24	305	318
	McKesson Corp.	4.883%	3/15/44	718	786
	Medtronic Inc.	1.375%	4/1/18	225	225
	Medtronic Inc.	2.500%	3/15/20	935	949
	Medtronic Inc.	3.150%	3/15/22	1,690	1,749
	Medtronic Inc.	3.625%	3/15/24	270	284
	Medtronic Inc.	3.500%	3/15/25	2,196	2,279
	Medtronic Inc.	4.375%	3/15/35	249	273
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	310	315
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.200%	7/1/55	405	418
	Merck & Co. Inc.	2.350%	2/10/22	790	795
	Merck & Co. Inc.	2.800%	5/18/23	1,175	1,197
	Merck & Co. Inc.	2.750%	2/10/25	1,210	1,203
	Merck & Co. Inc.	4.150%	5/18/43	760	811
	Molson Coors Brewing Co.	3.500%	5/1/22	690	715
	Molson Coors Brewing Co.	5.000%	5/1/42	160	177
	New York & Presbyterian Hospital	4.024%	8/1/45	735	750
	Novartis Capital Corp.	3.400%	5/6/24	415	433
	Novartis Capital Corp.	4.400%	5/6/44	640	709
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	50	51
	PepsiCo Inc.	3.125%	11/1/20	330	343
	PepsiCo Inc.	2.750%	3/5/22	670	684
	PepsiCo Inc.	2.375%	10/6/26	1,945	1,852
	PepsiCo Inc.	4.000%	3/5/42	845	863
	PepsiCo Inc.	3.450%	10/6/46	1,215	1,144
	Pfizer Inc.	3.000%	6/15/23	755	779
	Pfizer Inc.	3.000%	12/15/26	1,200	1,201
	Philip Morris International Inc.	4.500%	3/26/20	250	267
	Philip Morris International Inc.	4.125%	5/17/21	1,025	1,092
	Philip Morris International Inc.	2.500%	8/22/22	575	574
	Philip Morris International Inc.	2.625%	3/6/23	1,150	1,144
	Philip Morris International Inc.	3.375%	8/11/25	424	434
	Philip Morris International Inc.	4.875%	11/15/43	145	162
[1]	Procter & Gamble - Esop	9.360%	1/1/21	833	957
	Providence St. Joseph Health
	Obligated Group	2.746%	10/1/26	490	470
[3]	Roche Holdings Inc.	2.875%	9/29/21	850	869
[3]	Roche Holdings Inc.	2.375%	1/28/27	1,650	1,566
	Sanofi	4.000%	3/29/21	1,130	1,201
[3]	Sigma Alimentos SA de CV	4.125%	5/2/26	510	517
	SSM Health Care Corp.	3.823%	6/1/27	1,170	1,197
	Teva Pharmaceutical Finance
	Netherlands III BV	2.800%	7/21/23	980	953
	Teva Pharmaceutical Finance
	Netherlands III BV	3.150%	10/1/26	240	228
	Teva Pharmaceutical Finance
	Netherlands III BV	4.100%	10/1/46	865	793
	The Kroger Co.	3.850%	8/1/23	270	281
	The Kroger Co.	4.000%	2/1/24	540	559
	The Kroger Co.	3.875%	10/15/46	785	691
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	500	678
	Unilever Capital Corp.	4.250%	2/10/21	2,805	2,999

	Energy (1.5%)
[3]	BG Energy Capital plc	4.000%	10/15/21	555	588
	BP Capital Markets plc	4.750%	3/10/19	795	833
	BP Capital Markets plc	2.315%	2/13/20	160	161
	BP Capital Markets plc	4.500%	10/1/20	400	430
	BP Capital Markets plc	3.062%	3/17/22	1,100	1,123

	BP Capital Markets plc	3.245%	5/6/22	650	669
	BP Capital Markets plc	2.500%	11/6/22	500	495
	BP Capital Markets plc	3.994%	9/26/23	420	445
	BP Capital Markets plc	3.814%	2/10/24	1,700	1,774
	BP Capital Markets plc	3.506%	3/17/25	1,280	1,308
	Chevron Corp.	3.191%	6/24/23	1,235	1,275
	ConocoPhillips	5.200%	5/15/18	1,500	1,542
	ConocoPhillips	5.750%	2/1/19	50	53
	ConocoPhillips Co.	4.200%	3/15/21	365	388
	ConocoPhillips Co.	2.875%	11/15/21	321	325
	ConocoPhillips Co.	3.350%	11/15/24	1,040	1,060
	ConocoPhillips Co.	3.350%	5/15/25	245	249
	ConocoPhillips Co.	4.950%	3/15/26	115	128
	ConocoPhillips Co.	4.300%	11/15/44	1,570	1,600
	Devon Energy Corp.	3.250%	5/15/22	495	492
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	470	481
	EOG Resources Inc.	5.625%	6/1/19	425	453
	Exxon Mobil Corp.	2.222%	3/1/21	380	382
	Exxon Mobil Corp.	2.726%	3/1/23	320	323
	Exxon Mobil Corp.	3.043%	3/1/26	225	227
	Exxon Mobil Corp.	4.114%	3/1/46	320	337
	Halliburton Co.	3.500%	8/1/23	1,980	2,036
	Noble Energy Inc.	4.150%	12/15/21	425	448
	Occidental Petroleum Corp.	4.100%	2/1/21	1,120	1,193
	Occidental Petroleum Corp.	2.700%	2/15/23	250	250
	Occidental Petroleum Corp.	3.400%	4/15/26	790	796
	Occidental Petroleum Corp.	4.400%	4/15/46	335	349
	Phillips 66	4.875%	11/15/44	280	300
[3]	Schlumberger Holdings Corp.	3.000%	12/21/20	800	814
[3]	Schlumberger Investment SA	2.400%	8/1/22	630	623
	Schlumberger Investment SA	3.650%	12/1/23	1,120	1,173
	Shell International Finance BV	4.375%	3/25/20	800	850
	Shell International Finance BV	2.250%	11/10/20	1,600	1,603
	Shell International Finance BV	4.125%	5/11/35	930	966
	Shell International Finance BV	5.500%	3/25/40	345	420
	Shell International Finance BV	4.375%	5/11/45	2,500	2,604
	Suncor Energy Inc.	5.950%	12/1/34	500	601
	Sunoco Logistics Partners
	Operations LP	4.400%	4/1/21	1,225	1,287
	Total Capital International SA	2.700%	1/25/23	885	890
	Total Capital International SA	3.750%	4/10/24	1,400	1,474
	Total Capital SA	2.125%	8/10/18	850	855
	TransCanada PipeLines Ltd.	3.800%	10/1/20	1,220	1,282
	TransCanada PipeLines Ltd.	4.875%	1/15/26	1,255	1,404
[1]	TransCanada Trust	5.300%	3/15/77	635	648

	Other Industrial (0.0%)
[1]	Johns Hopkins University Maryland
	GO	4.083%	7/1/53	690	738

	Technology (1.4%)
	Apple Inc.	2.850%	5/6/21	1,100	1,131
	Apple Inc.	3.000%	2/9/24	620	628
	Apple Inc.	3.450%	5/6/24	1,000	1,039
	Apple Inc.	2.850%	5/11/24	1,225	1,229
	Apple Inc.	3.250%	2/23/26	1,020	1,035
	Apple Inc.	2.450%	8/4/26	1,170	1,121
	Apple Inc.	3.350%	2/9/27	1,545	1,581
	Apple Inc.	3.200%	5/11/27	1,065	1,078
	Apple Inc.	3.850%	5/4/43	430	431
	Apple Inc.	4.450%	5/6/44	120	131
	Apple Inc.	3.850%	8/4/46	985	986
	Applied Materials Inc.	3.300%	4/1/27	875	888
[3]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.625%	1/15/24	760	779
	Cisco Systems Inc.	4.450%	1/15/20	605	644
	Cisco Systems Inc.	2.900%	3/4/21	320	328
	Cisco Systems Inc.	2.500%	9/20/26	431	414
	Intel Corp.	2.875%	5/11/24	800	803

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Intel Corp.	4.100%	5/19/46	1,360	1,409
	International Business Machines Corp.	3.375%	8/1/23	1,750	1,816
	International Business Machines Corp.	5.875%	11/29/32	1,010	1,277
	Microsoft Corp.	2.375%	2/12/22	635	639
	Microsoft Corp.	3.625%	12/15/23	500	530
	Microsoft Corp.	2.875%	2/6/24	1,385	1,407
	Microsoft Corp.	2.700%	2/12/25	760	756
	Microsoft Corp.	3.125%	11/3/25	845	861
	Microsoft Corp.	2.400%	8/8/26	1,890	1,816
	Microsoft Corp.	3.500%	2/12/35	605	610
	Microsoft Corp.	3.450%	8/8/36	1,725	1,729
	Microsoft Corp.	4.100%	2/6/37	1,225	1,317
	Microsoft Corp.	4.450%	11/3/45	380	421
	Microsoft Corp.	3.700%	8/8/46	1,615	1,592
	Microsoft Corp.	4.250%	2/6/47	2,500	2,716
	Oracle Corp.	2.800%	7/8/21	375	384
	Oracle Corp.	2.500%	5/15/22	1,210	1,221
	Oracle Corp.	2.950%	5/15/25	355	356
	QUALCOMM Inc.	2.600%	1/30/23	705	702
	QUALCOMM Inc.	2.900%	5/20/24	850	848
	QUALCOMM Inc.	3.250%	5/20/27	885	887

	Transportation (0.4%)
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	565	579
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	1,630	1,746
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	335	342
[1]	Continental Airlines 2007-1 Class A
	Pass Through Trust	5.983%	10/19/23	692	764
[3]	ERAC USA Finance LLC	2.350%	10/15/19	610	611
[3]	ERAC USA Finance LLC	4.500%	8/16/21	325	348
[3]	ERAC USA Finance LLC	3.300%	10/15/22	40	41
[3]	ERAC USA Finance LLC	7.000%	10/15/37	1,150	1,486
[1]	Federal Express Corp. 1998 Pass
	Through Trust	6.720%	1/15/22	794	869
	FedEx Corp.	2.700%	4/15/23	255	253
	FedEx Corp.	4.900%	1/15/34	230	256
	FedEx Corp.	3.875%	8/1/42	120	113
	FedEx Corp.	4.100%	4/15/43	500	490
	FedEx Corp.	5.100%	1/15/44	340	380
	FedEx Corp.	4.550%	4/1/46	415	435
	Kansas City Southern	4.950%	8/15/45	905	975
[1]	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	357	392
	United Parcel Service Inc.	2.450%	10/1/22	425	429
	United Parcel Service Inc.	4.875%	11/15/40	460	541
					297,501
Utilities (2.2%)
	Electric (2.0%)
	Alabama Power Co.	3.750%	3/1/45	630	619
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,201
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,190	1,530
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	575	771
	Commonwealth Edison Co.	4.350%	11/15/45	220	238
	Connecticut Light & Power Co.	5.650%	5/1/18	465	480
	Consolidated Edison Co. of New York
	Inc.	4.500%	12/1/45	980	1,086
	Consolidated Edison Co. of New York
	Inc.	4.625%	12/1/54	1,365	1,512
	Delmarva Power & Light Co.	3.500%	11/15/23	305	315
[4]	Dominion Energy Inc.	2.962%	7/1/19	495	502
	Dominion Energy Inc.	2.579%	7/1/20	640	643
	Dominion Energy Inc.	3.625%	12/1/24	1,515	1,547
	Dominion Resources Inc.	5.200%	8/15/19	750	798
	DTE Energy Co.	3.800%	3/15/27	250	256
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	280
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	605
	Duke Energy Carolinas LLC	3.900%	6/15/21	1,090	1,155
	Duke Energy Carolinas LLC	6.100%	6/1/37	391	505

	Duke Energy Corp.	2.650%	9/1/26	315	299
	Duke Energy Corp.	4.800%	12/15/45	1,200	1,320
	Duke Energy Corp.	3.750%	9/1/46	265	252
	Duke Energy Florida LLC	6.350%	9/15/37	200	268
	Duke Energy Progress LLC	6.300%	4/1/38	365	489
	Duke Energy Progress LLC	4.200%	8/15/45	845	894
	Entergy Louisiana LLC	3.120%	9/1/27	410	408
	Eversource Energy	4.500%	11/15/19	90	95
	Eversource Energy	3.150%	1/15/25	110	110
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,240
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,161
	Florida Power & Light Co.	5.950%	2/1/38	785	1,023
[3]	Fortis Inc.	3.055%	10/4/26	1,195	1,153
	Georgia Power Co.	5.400%	6/1/18	1,165	1,203
	Georgia Power Co.	3.250%	3/30/27	850	847
	Georgia Power Co.	5.950%	2/1/39	218	270
	Georgia Power Co.	5.400%	6/1/40	1,163	1,361
	Georgia Power Co.	4.750%	9/1/40	168	181
	Georgia Power Co.	4.300%	3/15/42	950	977
	Great Plains Energy Inc.	3.150%	4/1/22	325	328
	Great Plains Energy Inc.	3.900%	4/1/27	270	274
[3]	Massachusetts Electric Co.	5.900%	11/15/39	585	732
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	1,500	1,532
	National Rural Utilities Cooperative
	Finance Corp.	2.950%	2/7/24	415	419
	National Rural Utilities Cooperative
	Finance Corp.	2.850%	1/27/25	1,040	1,029
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	880	893
	Northern States Power Co.	6.250%	6/1/36	2,000	2,640
	Oglethorpe Power Corp.	5.950%	11/1/39	170	206
	Oglethorpe Power Corp.	4.250%	4/1/46	150	141
	Oglethorpe Power Corp.	5.250%	9/1/50	175	191
	Pacific Gas & Electric Co.	4.250%	5/15/21	300	319
	Pacific Gas & Electric Co.	3.850%	11/15/23	450	475
	Pacific Gas & Electric Co.	3.750%	2/15/24	305	320
	Pacific Gas & Electric Co.	5.125%	11/15/43	285	339
	PacifiCorp	6.250%	10/15/37	2,000	2,647
	PECO Energy Co.	5.350%	3/1/18	565	579
	Potomac Electric Power Co.	6.500%	11/15/37	750	1,018
	Public Service Electric & Gas Co.	5.300%	5/1/18	1,900	1,960
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	726
	Sierra Pacific Power Co.	3.375%	8/15/23	850	867
	South Carolina Electric & Gas Co.	6.050%	1/15/38	1,260	1,562
	South Carolina Electric & Gas Co.	5.450%	2/1/41	35	41
	South Carolina Electric & Gas Co.	4.350%	2/1/42	165	168
	South Carolina Electric & Gas Co.	4.600%	6/15/43	60	63
	South Carolina Electric & Gas Co.	4.100%	6/15/46	525	517
	South Carolina Electric & Gas Co.	5.100%	6/1/65	715	791
	Southern California Edison Co.	2.400%	2/1/22	170	170
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,269
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,774
	Southern California Edison Co.	3.600%	2/1/45	141	137
	Southern Co.	2.450%	9/1/18	225	226
	Southern Co.	2.950%	7/1/23	1,280	1,272
	Virginia Electric & Power Co.	2.750%	3/15/23	690	688
	Virginia Electric & Power Co.	3.500%	3/15/27	435	447
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	859

	Natural Gas (0.2%)
[3]	KeySpan Gas East Corp.	2.742%	8/15/26	670	647
	Nisource Finance Corp.	5.250%	2/15/43	390	448
	NiSource Finance Corp.	4.800%	2/15/44	1,355	1,481
	Sempra Energy	2.875%	10/1/22	750	752
	Sempra Energy	3.250%	6/15/27	1,095	1,077
	Southern California Gas Co.	2.600%	6/15/26	820	792
					61,410
Total Corporate Bonds (Cost $560,845) 586,042

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Sovereign Bonds (1.8%)
[3]	CDP Financial Inc.	4.400%	11/25/19	1,000	1,057
[5]	City of Toronto	5.050%	7/18/17	1,000	772
[3]	Electricite de France SA	4.600%	1/27/20	1,200	1,271
[3]	Electricite de France SA	4.875%	1/22/44	50	53
[3]	Electricite de France SA	4.950%	10/13/45	400	429
	Export-Import Bank of Korea	1.750%	5/26/19	2,000	1,984
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	2,000	2,508
[6]	Japan	0.000%	9/11/17	250,000	2,223
[7]	Japan Bank for International
	Cooperation	2.250%	2/24/20	1,190	1,190
[7]	Japan Bank for International
	Cooperation	2.125%	6/1/20	882	880
[6]	Japan Treasury Discount Bill	0.000%	8/7/17	250,000	2,223
[6]	Japan Treasury Discount Bill	0.000%	8/14/17	250,000	2,223
[6]	Japan Treasury Discount Bill	0.000%	8/21/17	250,000	2,220
[6]	Japan Treasury Discount Bill	0.000%	8/28/17	250,000	2,219
[6]	Japan Treasury Discount Bill	0.000%	9/4/17	250,000	2,223
[3]	Kingdom of Saudi Arabia	2.375%	10/26/21	850	835
	Korea Development Bank	2.875%	8/22/18	505	510
	Korea Development Bank	2.500%	3/11/20	2,000	2,001
	Petroleos Mexicanos	5.500%	2/4/19	330	345
	Province of Ontario	2.500%	4/27/26	2,150	2,118
	Province of Quebec	2.500%	4/20/26	3,820	3,752
[3]	Sinopec Group Overseas Development
	2015 Ltd.	2.500%	4/28/20	1,615	1,620
[3]	Sinopec Group Overseas Development
	2015 Ltd.	3.250%	4/28/25	1,615	1,588
[3]	Sinopec Group Overseas Development
	2017 Ltd.	3.000%	4/12/22	850	856
[3]	State Grid Overseas Investment 2014
	Ltd.	2.750%	5/7/19	1,305	1,317
[3]	State Grid Overseas Investment 2016
	Ltd.	2.750%	5/4/22	1,550	1,542
[3]	State Grid Overseas Investment 2016
	Ltd.	3.500%	5/4/27	775	773
[3]	State of Qatar	2.375%	6/2/21	405	394
	Statoil ASA	2.250%	11/8/19	580	583
	Statoil ASA	2.900%	11/8/20	1,410	1,440
	Statoil ASA	2.750%	11/10/21	850	861
	Statoil ASA	2.450%	1/17/23	382	377
	Statoil ASA	2.650%	1/15/24	360	355
	Statoil ASA	3.700%	3/1/24	640	672
	Statoil ASA	3.250%	11/10/24	795	810
[3]	Temasek Financial I Ltd.	2.375%	1/23/23	1,130	1,115
	United Mexican States	3.500%	1/21/21	342	356
	United Mexican States	4.150%	3/28/27	1,021	1,058
	United Mexican States	4.750%	3/8/44	170	170
Total Sovereign Bonds (Cost $48,245)					48,923
Taxable Municipal Bonds (1.9%)
	Atlanta GA Downtown Development
	Authority Revenue	6.875%	2/1/21	245	275
	Bay Area Toll Authority California Toll
	Bridge Revenue (San Francisco
	Bay Area)	6.263%	4/1/49	685	979
	Bay Area Toll Authority California Toll
	Bridge Revenue (San Francisco
	Bay Area)	7.043%	4/1/50	1,025	1,568
	California GO	5.700%	11/1/21	265	302
	California GO	7.500%	4/1/34	155	225
	California GO	7.550%	4/1/39	1,170	1,785
	California GO	7.300%	10/1/39	300	439
	California GO	7.350%	11/1/39	2,000	2,935
	California GO	7.625%	3/1/40	90	137
	California GO	7.600%	11/1/40	920	1,433
	Chicago IL Metropolitan Water
	Reclamation District GO	5.720%	12/1/38	215	263

	Chicago IL O’Hare International
	Airport Revenue	6.845%	1/1/38	530	584
	Chicago IL O’Hare International
	Airport Revenue	6.395%	1/1/40	425	574
	Chicago IL Transit Authority Transfer
	Tax Receipts Revenue	6.899%	12/1/40	1,560	1,984
	Chicago Transit Authority	6.899%	12/1/40	695	884
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	750	1,003
	Georgia Municipal Electric Power
	Authority Revenue	6.637%	4/1/57	1,396	1,714
	Grand Parkway Transportation Corp.
	Texas System Toll Revenue	5.184%	10/1/42	1,015	1,220
	Houston TX GO	6.290%	3/1/32	560	665
	Illinois Finance Authority	4.545%	10/1/18	810	833
	Illinois GO	5.100%	6/1/33	1,600	1,497
	Illinois Toll Highway Authority Revenue 6.184%		1/1/34	750	962
[8]	Kansas Development Finance
	Authority Revenue (Public Employees
	Retirement System)	5.501%	5/1/34	2,000	2,306
	Los Angeles CA Community College
	District GO	6.750%	8/1/49	405	614
	Los Angeles CA Unified School District
	GO	5.750%	7/1/34	1,400	1,769
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	545	714
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.715%	8/15/39	1,000	1,275
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	410	616
	New Jersey Turnpike Authority
	Revenue	7.102%	1/1/41	600	875
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.790%	6/15/41	115	126
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.882%	6/15/44	80	108
	New York Metropolitan Transportation
	Authority Revenue	6.814%	11/15/40	150	209
	New York Metropolitan Transportation
	Authority Revenue (Dedicated Tax
	Fund)	7.336%	11/15/39	325	492
	New York Metropolitan Transportation
	Authority Revenue (Dedicated Tax
	Fund)	6.089%	11/15/40	445	584
	New York State Urban Development
	Corp. Revenue	2.100%	3/15/22	3,710	3,702
	North Texas Tollway Authority System
	Revenue	6.718%	1/1/49	1,555	2,267
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	655	844
	Oregon GO	5.902%	8/1/38	490	628
[8]	Oregon School Boards Association GO 5.528%		6/30/28	2,000	2,345
	Port Authority of New York &
	New Jersey Revenue	5.859%	12/1/24	325	393
	Port Authority of New York &
	New Jersey Revenue	6.040%	12/1/29	265	338
	Port Authority of New York &
	New Jersey Revenue	4.458%	10/1/62	1,300	1,416
	Port Authority of New York &
	New Jersey Revenue	4.810%	10/15/65	640	738
	Regents of the University of California
	Revenue	3.063%	7/1/25	1,280	1,289
	San Antonio TX Electric & Gas
	Systems Revenue	5.985%	2/1/39	305	397
	University of California Revenue	3.931%	5/15/45	570	587
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	295	400

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	900	1,223
	University of California Revenue	4.601%	5/15/31	590	655
	University of California Revenue	5.770%	5/15/43	1,010	1,294
	University of California Revenue	4.765%	5/15/44	145	154
Total Taxable Municipal Bonds (Cost $44,498)					50,619
Temporary Cash Investments (3.6%)
Repurchase Agreement (2.1%)
	RBS Securities, Inc.
	(Dated 6/30/17, Repurchase Value
	$55,105,000, collateralized by U.S.
	Treasury Note/Bond, 1.000%,
	12/15/17–2/15/18, with a value of
	$56,203,000)	1.050%	7/3/17	55,100	55,100

				Shares
Money Market Fund (0.1%)
[9,10] Vanguard Market Liquidity Fund		1.181%		36,872	3,688

				Face
				Amount
				($000)
Commercial Paper (1.4%)
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.191%	7/13/17	3,000	2,999
	BNP Paribas (New York Branch)	1.171%	7/20/17	4,000	3,997
[11]	BPCE SA	1.217%–1.222%	8/4/17	4,000	3,995
[11]	Canadian Imperial Bank of
	Commerce	1.141%	7/27/17	3,000	2,997
[11]	Chevron Corp.	1.101%	7/14/17	4,000	3,998
[11]	DNB Bank ASA	1.171%	7/21/17	4,000	3,997
[11]	John Deere Capital Corp.	1.121%	7/14/17	3,000	2,999
[11]	Microsoft Corp.	0.991%	7/17/17	4,000	3,998
[11]	PepsiCo Inc.	1.101%	7/21/17	1,320	1,319
[11]	PepsiCo Inc.	1.101%	7/25/17	1,680	1,679
[11]	Societe Generale SA	1.242%	7/31/17	2,000	1,998
[11]	Wal-Mart Stores, Inc.	1.111%	7/17/17	3,000	2,999
					36,975
Total Temporary Cash Investments (Cost $95,764)					95,763
Total Investments (99.9%) (Cost $2,205,464) 2,702,514
Conventional Mortgage-Backed Securities—Sale Commitments (-0.2%)
[1,2] Freddie Mac Gold Pool		3.000%	7/1/47	(5,200)	(5,189)
Total Conventional Mortgage-Backed Securities—Sale Commitments
(Proceeds $5,231)					(5,189)

Amount
($000)
Other Assets and Liabilities (0.3%)
Other Assets
Investment in Vanguard	177
Receivables for Investment Securities Sold	7,930
Receivables for Accrued Income	9,340
Receivables for Capital Shares Issued	516
Other Assets[12]	1,614
Total Other Assets	19,577
Liabilities
Payables for Investment Securities Purchased	(2,403)
Collateral for Securities on Loan	(3,682)
Payables for Capital Shares Redeemed	(2,053)
Payables to Investment Advisor	(180)
Payables to Vanguard	(3,024)
Other Liabilities	(55)
Total Liabilities	(11,397)
Net Assets (100%)
Applicable to 117,906,692 outstanding $.001 par value shares of beneficial interest (unlimited authorization) 2,705,505
Net Asset Value Per Share	$22.95

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,115,324
Undistributed Net Investment Income	32,130
Accumulated Net Realized Gains	60,800
Unrealized Appreciation (Depreciation)
Investment Securities	497,050
Sale Commitments	42
Futures Contracts	34
Forward Currency Contracts	104
Foreign Currencies	21
Net Assets	2,705,505

• See Note A in Notes to Financial Statements.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,527,000. * Non-income-producing security.

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the aggregate value of these securities was $132,432,000, representing 4.9% of net assets.

4 Adjustable-rate security.

5 Face amount denominated in Canadian dollars. 6 Face amount denominated in Japanese yen.

7 Guaranteed by the Government of Japan.

8 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).

9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield. 10 Includes $3,682,000 of collateral received for securities on loan.

11 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At June 30, 2017, the aggregate value of these securities was $29,979,000, representing 1.1% of net assets.

12 Cash of $64,000 has been segregated as initial margin for open futures contracts. ADR—American Depositary Receipt.

GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Dividends[1]	24,138
Interest	13,876
Securities Lending—Net	124
Total Income	38,138
Expenses
Investment Advisory Fees—Note B
Basic Fee	703
Performance Adjustment	(57)
The Vanguard Group—Note C
Management and Administrative	2,120
Marketing and Distribution	186
Custodian Fees	36
Shareholders’ Reports	48
Trustees’ Fees and Expenses	2
Total Expenses	3,038
Net Investment Income	35,100
Realized Net Gain (Loss)
Investment Securities Sold [2]	62,815
Futures Contracts	(460)
Foreign Currencies and Forward
Currency Contracts	(24)
Realized Net Gain (Loss)	62,331
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	59,955
Sale Commitments	42
Futures Contracts	17
Foreign Currencies and Forward
Currency Contracts	(365)
Change in Unrealized Appreciation
(Depreciation)	59,649
Net Increase (Decrease) in Net Assets
Resulting from Operations	157,080

1 Dividends are net of foreign withholding taxes of $614,000.

2 Realized net gain (loss) from an affiliated company of the fund was $2,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	35,100	63,603
Realized Net Gain (Loss)	62,331	98,112
Change in Unrealized Appreciation (Depreciation)	59,649	90,108
Net Increase (Decrease) in Net Assets Resulting from Operations	157,080	251,823
Distributions
Net Investment Income	(62,751)	(59,178)
Realized Capital Gain[1]	(98,841)	(103,561)
Total Distributions	(161,592)	(162,739)
Capital Share Transactions
Issued	121,410	224,117
Issued in Lieu of Cash Distributions	161,592	162,739
Redeemed	(127,274)	(233,312)
Net Increase (Decrease) from Capital Share Transactions	155,728	153,544
Total Increase (Decrease)	151,216	242,628
Net Assets
Beginning of Period	2,554,289	2,311,661
End of Period[2]	2,705,505	2,554,289

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $8,301,000 and $1,336,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $32,130,000 and $59,640,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$23.03	$22.32	$23.99	$23.66	$20.70	$18.90
Investment Operations
Net Investment Income	.300	.581	.576	.569	.540	.547
Net Realized and Unrealized Gain (Loss)
on Investments	1.080	1.713	(.548)	1.613	3.450	1.800
Total from Investment Operations	1.380	2.294	.028	2.182	3.990	2.347
Distributions
Dividends from Net Investment Income	(.567)	(.576)	(.570)	(.555)	(.550)	(.547)
Distributions from Realized Capital Gains	(.893)	(1.008)	(1.128)	(1.297)	(.480)	—
Total Distributions	(1.460)	(1.584)	(1.698)	(1.852)	(1.030)	(.547)
Net Asset Value, End of Period	$22.95	$23.03	$22.32	$23.99	$23.66	$20.70

Total Return	6.16%	11.01%	0.09%	9.84%	19.88%	12.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,706	$2,554	$2,312	$2,334	$2,089	$1,691
Ratio of Total Expenses to
Average Net Assets[1]	0.23%	0.23%	0.23%	0.25%	0.27%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.62%	2.66%	2.53%	2.50%	2.52%	2.86%
Portfolio Turnover Rate[2]	30%	33%	45%	70%	31%	24%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), 0.00%, 0.00%, 0.00%, and (0.01%). 2 Includes 4%, 0%, 14%, 15%, 19%, and 18% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Vanguard Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’

Vanguard Balanced Portfolio

primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2017, the portfolio’s average investments in long and short futures contracts represented less than 1% and 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Vanguard Balanced Portfolio

During the six months ended June 30, 2017, the portfolio’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

6. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

7. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties,

Vanguard Balanced Portfolio

monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

11. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

12. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the combined index comprising the S&P 500 Index and the Bloomberg Barclays U.S. Credit A or Better Bond Index for the preceding three years. For the six months ended June 30, 2017, the investment advisory fee represented an effective annual basic rate of 0.05% of the portfolio’s average net assets before a decrease of $57,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the portfolio had contributed to Vanguard capital in the amount of $177,000, representing 0.01% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Balanced Portfolio

The following table summarizes the market value of the portfolio’s investments as of June 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,545,229	197,717	—
U.S. Government and Agency Obligations	—	147,594	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	30,627	—
Corporate Bonds	—	586,042	—
Sovereign Bonds	—	48,923	—
Taxable Municipal Bonds	—	50,619	—
Temporary Cash Investments	3,688	92,075	—
Conventional Mortgage-Backed Securities—Sale Commitments	—	(5,189)	—
Futures Contracts—Assets[1]	15	—	—
Futures Contracts—Liabilities[1]	(2)	—	—
Forward Currency Contracts—Assets	—	131	—
Forward Currency Contracts—Liabilities	—	(27)	—
Total	1,548,932	1,148,512	—
1 Represents variation margin on the last day of the reporting period.

E. At June 30, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	15 131		146
Other Liabilities	(2)	(27)	(29)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2017, were:

	Interest Rate	Currency
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(460)	—	(460)
Forward Currency Contracts	—	(53)	(53)
Realized Net Gain (Loss) on Derivatives	(460)	(53)	(513)

Change in Unrealized Appreciation (Depreciation) on Derivatives

Futures Contracts	17	—	17
Forward Currency Contracts	—	(408)	(408)
Change in Unrealized Appreciation (Depreciation) on Derivatives	17	(408)	(391)

At June 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2017	(69)	(14,912)	25
5-Year U.S. Treasury Note	September 2017	(49)	(5,774)	13
10-Year U.S. Treasury Note	September 2017	6	753	(4)
				34

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Vanguard Balanced Portfolio

At June 30, 2017, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	9/11/17	USD	2,283	JPY	250,000	53
Citibank, N.A.	9/5/17	USD	2,263	JPY	250,000	34
Goldman Sachs International	8/21/17	USD	2,250	JPY	250,000	23
Citibank, N.A.	8/28/17	USD	2,250	JPY	250,000	21
J.P. Morgan Securities, Inc.	8/14/17	USD	2,216	JPY	250,000	(11)
J.P. Morgan Securities, Inc.	8/7/17	USD	2,215	JPY	250,000	(11)
The Toronto-Dominion Bank	7/18/17	USD	767	CAD	1,000	(5)
						104
CAD—Canadian dollar.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2017, the portfolio realized net foreign currency gains of $141,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2017, the cost of investment securities (excluding sale commitments) for tax purposes was $2,206,266,000. Net unrealized appreciation of investment securities (excluding sale commitments) for tax purposes was $496,248,000, consisting of unrealized gains of $522,915,000 on securities that had risen in value since their purchase and $26,667,000 in unrealized losses on securities that had fallen in value since their purchase. Tax basis net unrealized appreciation on sale commitments was $42,000, consisting entirely of unrealized gains on sale commitments that had risen in value since their sale.

G. During the six months ended June 30, 2017, the portfolio purchased $668,146,000 of investment securities and sold $687,454,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $93,524,000 and $100,666,000, respectively.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2017	December 31, 2016
	Shares	Shares
	(000)	(000)
Issued	5,257	10,171
Issued in Lieu of Cash Distributions	7,227	7,798
Redeemed	(5,507)	(10,616)
Net Increase (Decrease) in Shares Outstanding	6,977	7,353

At June 30, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 76% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	12/31/2016	6/30/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,061.60	$1.18
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.65	1.15

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.23%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Balanced Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Balanced Portfolio has renewed the portfolio’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The two senior portfolio managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. In managing the equity portion of the portfolio, the advisor employs a bottom-up, fundamental research approach focusing on high-quality companies with above-average yields, strong balance sheets, sustainable competitive advantages, and attractive valuations. In managing the fixed income portion of the portfolio, the advisor focuses on investment-grade corporate bonds. The firm has advised the Balanced Portfolio since its inception in 1991.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages for this portfolio.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio’s shareholders benefit from economies of scale because of breakpoints in the portfolio’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the portfolio’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard Balanced Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Vanguard Balanced Portfolio is not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Balanced Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Balanced Portfolio particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Balanced Portfolio with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Balanced Portfolio is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or Vanguard Balanced Portfolio or any owners or purchasers of Vanguard Balanced Portfolio. Barclays has no obligation to take the needs of Vanguard, Vanguard Balanced Portfolio or the owners of Vanguard Balanced Portfolio into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Balanced Portfolio to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of Vanguard Balanced Portfolio.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD BALANCED PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS U.S. CREDIT A

OR BETTER BOND INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. CREDIT A OR BETTER BOND INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR

ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. © 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

Vanguard® Capital Growth Portfolio

Advisor’s Report

For the six months ended June 30, 2017, Vanguard Capital Growth Portfolio returned 14.12%. It outpaced the 9.34% total return of its benchmark, the unmanaged S&P 500 Index, but lagged the 15.20% average total return of its variable insurance multi-capitalization growth fund peers.

It surpassed the S&P 500 Index largely because of favorable sector allocations, including overweighted positions in information technology and health care and an underweighted position in energy. Stock selection in industrials and information technology also played a part.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Investment environment

During the six months ended June 30, 2017, the S&P 500 Index’s best-performing sectors were information technology, which returned 17%, and health care, which returned 16%. Energy (–13%) and telecommunication services (–11%) did worst. The price per barrel of West Texas Intermediate crude oil declined from $54 at the end of 2016 to $46 on June 30, sending oil stocks lower. Despite attempts by the Organization of Petroleum Exporting Countries (OPEC) and Russia to prop up oil prices by constraining production, U.S. production proved more resilient than expected. Dramatic improvements in fracking-related technologies have significantly lowered the threshold at which wells in certain regions can be profitable. Absent a geopolitical shock in the Middle East, we do not expect oil prices to increase significantly on a sustained basis and therefore maintain a large underweighting to energy stocks.

Outlook for U.S. equities

Even after a strong multiyear run, U.S. equities currently trade for less than 18 times forward earnings per share, a reasonable valuation by historical standards. This valuation compares favorably with bonds; the U.S. 10-year Treasury note yielded approximately 2.3% as of June 30. After holding flat at around $119 per share for three years, S&P 500 earnings per share are expected to grow 10% in 2017 to more than $131 per share. Further growth is forecast for 2018. Ongoing earnings per share growth would support S&P 500 stock prices.

We are cautiously optimistic about the U.S. economic outlook. The current political environment could lead to deregulation and potentially lower taxes, which would support economic growth and corporate profits. And the U.S. banking system is far better-capitalized than it was prior to the last financial crisis. This was evidenced by the strong recent performance of most of the country’s largest banks in the recent government “stress tests.”

Portfolio positioning and outlook

As of June 30, 2017, the portfolio held overweighted positions in information technology, health care, and industrial stocks. It was underweighted in consumer staples, financials, energy, consumer discretionary, utilities, real estate, telecommunication services, and materials.

We are especially optimistic about the portfolio’s health care stocks, which made up more than a fifth of its holdings at the end of the period. The bulk of these investments were in biopharmaceuticals. In spite of a rally during the first half of 2017, a number of these stocks traded at a significant discount to the S&P 500. For example, Amgen and Biogen, two of the portfolio’s largest holdings, currently trade for less than 14 times forward earnings per share. We believe that favorable demographic trends and innovation will support above-average earnings per share growth for the sector over the long term.

Total Returns
		Six Months Ended
		June 30, 2017
Vanguard Capital Growth Portfolio		14.12%
S&P 500 Index		9.34
Variable Insurance Multi-Cap Growth Funds Average[1]		15.20

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Multi-Cap Growth
	Portfolio	Funds Average
Capital Growth Portfolio	0.36%	0.79%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the Capital Growth Portfolio’s annualized expense ratio was 0.36%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Capital Growth Portfolio

We are more circumspect about the portfolio’s information technology holdings, especially in semiconductors and related equipment. We believe that the sector’s long-term prospects are favorable. However, we acknowledge that the substantial appreciation of a number of our investments, notably in semiconductors and related equipment, could lead to a near-term correction. As a result, we have trimmed our positions in this area.

We are also positive about our airline holdings, which made up more than 8% of the portfolio at the end of the half-year. We believe that industry consolidation and a shift in managerial focus from market share to profit maximization have transformed the industry into one capable of generating sustainable profits, even during periods of declining demand.

Conclusion

We remain committed to our investment philosophy, which is to invest in attractively priced individual stocks for the long term. This “bottom-up” approach often results in portfolios that bear little resemblance to market indexes, as was the case during the six months. Our results can deviate from these indexes substantially, both positively and negatively. Our long-term investment horizon and low portfolio turnover create the possibility for extended periods of underperformance when the stocks in our portfolio fall out of favor. However, we believe these times present opportunities to take contrarian positions that can lead to superior results for investors over the long term.

PRIMECAP Management Company

July 19, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

Vanguard Capital Growth Portfolio

Portfolio Profile

As of June 30, 2017

Portfolio Characteristics
Comparative
	Portfolio	Index[1]
Number of Stocks	104	505
Median Market Cap	$69.8B	$87.8B
Price/Earnings Ratio	21.8x	21.5x
Price/Book Ratio	3.9x	3.0x
Yield[2]	1.2%	1.9%
Return on Equity	20.6%	24.1%
Earnings Growth Rate	12.0%	8.1%
Foreign Holdings	9.7%	0.0%
Turnover Rate[3]	11%	—
Expense Ratio[4]	0.36%	—
Short-Term Reserves	8.3%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.89
Beta	0.99

Sector Diversification (% of equity exposure)
Comparative
	Portfolio	Index[1]
Consumer Discretionary	7.4%	12.3%
Consumer Staples	0.3	9.1
Energy	1.0	6.0
Financials	7.6	14.5
Health Care	24.3	14.5
Industrials	20.3	10.3
Information Technology	37.0	22.2
Materials	1.5	2.9
Real Estate	0.0	2.9
Telecommunication Services	0.6	2.1
Utilities	0.0	3.2

Ten Largest Holdings[5] (% of total net assets)

Alphabet Inc.	Internet Software
	& Services	4.6%
Eli Lilly & Co.	Pharmaceuticals	4.2
Adobe Systems Inc.	Application Software 3.9
Microsoft Corp.	Systems Software	3.9
Amgen Inc.	Biotechnology	3.9
Southwest Airlines Co.	Airlines	3.7
Biogen Inc.	Biotechnology	3.7
FedEx Corp.	Air Freight
	& Logistics	3.7
Texas Instruments Inc.	Semiconductors	3.6
Roche Holding AG	Pharmaceuticals	2.5
Top Ten		37.7%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.

2 30-day SEC yield for the portfolio; annualized dividend yield for the index. 3 Annualized.

4 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the annualized expense ratio was 0.36%. 5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2006–June 30, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

	Inception Date	One Year	Five Years	Ten Years
Capital Growth Portfolio	12/3/2002	28.23%	18.23%	10.28%

Six months ended June 30, 2017.

See Financial Highlights for dividend and capital gains information.

Vanguard Capital Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (92.0%)
Consumer Discretionary (6.8%)
Sony Corp. ADR	360,500	13,767
L Brands Inc.	205,700	11,085
Ross Stores Inc.	175,100	10,108
TJX Cos. Inc.	133,000	9,599
Carnival Corp.	140,800	9,232
Walt Disney Co.	85,100	9,042
Royal Caribbean Cruises
Ltd.	55,100	6,018
* Amazon.com Inc.	3,500	3,388
Whirlpool Corp.	9,800	1,878
Bed Bath & Beyond Inc.	41,700	1,268
Comcast Corp. Class A	27,200	1,059
VF Corp.	13,500	778
		77,222
Consumer Staples (0.3%)
CVS Health Corp.	29,700	2,390
Tyson Foods Inc. Class A	16,100	1,008
		3,398
Energy (0.9%)
EOG Resources Inc.	41,700	3,775
Schlumberger Ltd.	45,700	3,009
* Transocean Ltd.	169,200	1,392
Noble Energy Inc.	43,000	1,217
Exxon Mobil Corp.	11,200	904
		10,297
Financials (7.0%)
JPMorgan Chase & Co.	218,700	19,989
Charles Schwab Corp.	414,600	17,811
Wells Fargo & Co.	224,700	12,451
Marsh & McLennan Cos.
Inc.	138,400	10,790
Progressive Corp.	100,200	4,418
US Bancorp	66,400	3,448
Discover Financial Services	50,200	3,122
Citigroup Inc.	41,400	2,769
CME Group Inc.	16,500	2,066
Bank of America Corp.	73,800	1,790
American Express Co.	7,800	657
		79,311
Health Care (22.3%)
Eli Lilly & Co.	578,400	47,602
Amgen Inc.	255,971	44,086
* Biogen Inc.	156,200	42,386
Roche Holding AG	109,900	28,081
Novartis AG ADR	261,350	21,815
* Boston Scientific Corp.	544,502	15,094
AstraZeneca plc ADR	358,700	12,228
Medtronic plc	117,200	10,401
Thermo Fisher Scientific Inc.	49,700	8,671

	Abbott Laboratories	123,300	5,994
*	Bioverativ Inc.	78,100	4,699
	Johnson & Johnson	19,100	2,527
	Bristol-Myers Squibb Co.	33,700	1,878
	Sanofi ADR	36,800	1,763
*	BioMarin Pharmaceutical
	Inc.	17,200	1,562
	Agilent Technologies Inc.	23,900	1,418
	GlaxoSmithKline plc ADR	25,100	1,082
	AbbVie Inc.	14,000	1,015
	Merck & Co. Inc.	15,800	1,013
			253,315
Industrials (18.7%)
	Southwest Airlines Co.	682,750	42,426
	FedEx Corp.	192,500	41,836
	American Airlines Group
	Inc.	421,300	21,200
	Airbus SE	227,700	18,791
*	United Continental
	Holdings Inc.	161,600	12,160
	Delta Air Lines Inc.	222,400	11,952
	Caterpillar Inc.	111,000	11,928
	Honeywell International Inc.	69,600	9,277
	Alaska Air Group Inc.	100,700	9,039
	Deere & Co.	59,500	7,354
	Union Pacific Corp.	48,100	5,238
	United Parcel Service Inc.
	Class B	43,550	4,816
	Boeing Co.	16,800	3,322
	United Technologies Corp.	22,600	2,760
	Siemens AG	18,500	2,545
	CSX Corp.	42,500	2,319
	Pentair plc	28,300	1,883
	Safran SA	18,900	1,733
	Textron Inc.	20,700	975
			211,554
Information Technology (34.0%)
*	Adobe Systems Inc.	314,100	44,426
	Microsoft Corp.	641,200	44,198
	Texas Instruments Inc.	523,700	40,288
*	Alphabet Inc. Class C	29,170	26,508
*	Alphabet Inc. Class A	27,500	25,566
	NVIDIA Corp.	172,350	24,915
*	Alibaba Group Holding Ltd.
	ADR	166,400	23,446
*	Micron Technology Inc.	654,800	19,552
	KLA-Tencor Corp.	137,300	12,564
	Intuit Inc.	86,500	11,488
	HP Inc.	647,950	11,326
	Hewlett Packard Enterprise
	Co.	637,850	10,582
	NetApp Inc.	255,400	10,229

	QUALCOMM Inc.	182,000	10,050
	Cisco Systems Inc.	291,400	9,121
	Intel Corp.	229,600	7,747
	Oracle Corp.	141,300	7,085
	Activision Blizzard Inc.	116,000	6,678
	Visa Inc. Class A	67,300	6,311
	Telefonaktiebolaget LM
	Ericsson ADR	717,500	5,145
	Analog Devices Inc.	56,100	4,365
	DXC Technology Co.	50,361	3,864
	Plantronics Inc.	71,650	3,748
	Corning Inc.	98,350	2,955
*	Dell Technologies Inc.
	Class V	37,974	2,321
*	BlackBerry Ltd.	195,800	1,956
*	PayPal Holdings Inc.	31,700	1,701
*	Altaba Inc.	26,600	1,449
	Apple Inc.	9,500	1,368
	Mastercard Inc. Class A	9,800	1,190
*	eBay Inc.	31,700	1,107
*	salesforce.com Inc.	12,700	1,100
*	Entegris Inc.	46,900	1,030
			385,379
Materials (1.4%)
	Monsanto Co.	115,400	13,659
	Praxair Inc.	17,400	2,306
			15,965
Telecommunication Services (0.6%)
	AT&T Inc.	174,208	6,573
Total Common Stocks
(Cost $618,899)			1,043,014
Temporary Cash Investment (8.3%)
Money Market Fund (8.3%)
[1]	Vanguard Market
	Liquidity Fund, 1.181%
	(Cost $94,175)	941,600	94,179
Total Investments (100.3%)
(Cost $713,074)			1,137,193
Other Assets and Liabilities (-0.3%)
Other Assets			4,674
Liabilities			(8,358)
			(3,684)
Net Assets (100%)
Applicable to 36,438,631 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,133,509
Net Asset Value Per Share			$31.11

Vanguard Capital Growth Portfolio

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers 1,043,014
Affiliated Vanguard Funds	94,179
Total Investments in Securities	1,137,193
Investment in Vanguard	74
Receivables for Accrued Income	1,036
Receivables for Capital Shares Issued	927
Other Assets	2,637
Total Assets	1,141,867
Liabilities
Payables for Investment Securities
Purchased	2,680
Payables to Investment Advisor	411
Payables for Capital Shares Redeemed	1,660
Payables to Vanguard	947
Other Liabilities	2,660
Total Liabilities	8,358
Net Assets	1,133,509

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	672,366
Undistributed Net Investment Income	6,232
Accumulated Net Realized Gains	30,834
Unrealized Appreciation (Depreciation)
Investment Securities	424,119
Foreign Currencies	(42)
Net Assets	1,133,509

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Dividends[1]	8,823
Interest [2]	374
Securities Lending—Net	18
Total Income	9,215
Expenses
Investment Advisory Fees—Note B	793
The Vanguard Group—Note C
Management and Administrative	1,008
Marketing and Distribution	77
Custodian Fees	9
Shareholders’ Reports	21
Trustees’ Fees and Expenses	1
Total Expenses	1,909
Net Investment Income	7,306
Realized Net Gain (Loss)
Investment Securities Sold [2]	30,842
Foreign Currencies	(18)
Realized Net Gain (Loss)	30,824
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	99,124
Foreign Currencies	(12)
Change in Unrealized Appreciation
(Depreciation)	99,112
Net Increase (Decrease) in Net Assets
Resulting from Operations	137,242

1 Dividends are net of foreign withholding taxes of $314,000.

2 Interest income and realized net gain (loss) from an affiliated company of the portfolio were $374,000 and $3,000, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,306	12,711
Realized Net Gain (Loss)	30,824	28,126
Change in Unrealized Appreciation (Depreciation)	99,112	52,045
Net Increase (Decrease) in Net Assets Resulting from Operations	137,242	92,882
Distributions
Net Investment Income	(12,763)	(10,670)
Realized Capital Gain[1]	(28,049)	(23,420)
Total Distributions	(40,812)	(34,090)
Capital Share Transactions
Issued	95,619	117,049
Issued in Lieu of Cash Distributions	40,812	34,090
Redeemed	(63,335)	(139,777)
Net Increase (Decrease) from Capital Share Transactions	73,096	11,362
Total Increase (Decrease)	169,526	70,154
Net Assets
Beginning of Period	963,983	893,829
End of Period[2]	1,133,509	963,983

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $540,000 and $168,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,232,000 and $11,707,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.36	$26.64	$27.15	$23.60	$17.68	$15.69
Investment Operations
Net Investment Income	.199	.374	.310	.304	.219	.255
Net Realized and Unrealized Gain (Loss)
on Investments	3.737	2.362	.391	3.945	6.421	2.152
Total from Investment Operations	3.936	2.736	.701	4.249	6.640	2.407
Distributions
Dividends from Net Investment Income	(.371)	(.318)	(.301)	(.218)	(.250)	(.165)
Distributions from Realized Capital Gains	(.815)	(.698)	(.910)	(.481)	(.470)	(.252)
Total Distributions	(1.186)	(1.016)	(1.211)	(.699)	(.720)	(.417)
Net Asset Value, End of Period	$31.11	$28.36	$26.64	$27.15	$23.60	$17.68

Total Return	14.12%	10.84%	2.62%	18.43%	38.48%	15.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,134	$964	$894	$829	$631	$395
Ratio of Total Expenses to
Average Net Assets	0.36%	0.36%	0.36%	0.40%	0.41%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.39%	1.44%	1.21%	1.31%	1.13%	1.48%
Portfolio Turnover Rate	11%	5%	5%	11%	7%	6%
The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

Notes to Financial Statements

Vanguard Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Vanguard Capital Growth Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2017, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of

Vanguard Capital Growth Portfolio

trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the portfolio had contributed to Vanguard capital in the amount of $74,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	991,864	51,150	—
Temporary Cash Investments	94,179	—	—
Total	1,086,043	51,150	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2017, the cost of investment securities for tax purposes was $713,074,000. Net unrealized appreciation of investment securities for tax purposes was $424,119,000, consisting of unrealized gains of $439,438,000 on securities that had risen in value since their purchase and $15,319,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2017, the portfolio purchased $60,650,000 of investment securities and sold $53,143,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2017	December 31, 2016
	Shares	Shares
	(000)	(000)
Issued	3,167	4,457
Issued in Lieu of Cash Distributions	1,388	1,382
Redeemed	(2,112)	(5,391)
Net Increase (Decrease) in Shares Outstanding	2,443	448

At June 30, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 64% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	12/31/2016	6/30/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,141.22	$1.91
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.01	1.81

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Capital Growth Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Capital Growth Portfolio has renewed the portfolio’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP, founded in 1983, is recognized for its long-term approach to equity investing. Five experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that the market has yet to appreciate. The multi-counselor approach that the advisor employs is designed to emphasize individual decision-making and enable each portfolio manager to invest only in his or her highest conviction ideas. PRIMECAP’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term horizon. The firm has managed the portfolio since its inception in 2002.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages for this portfolio.

The board did not consider the profitability of PRIMECAP in determining whether to approve the advisory fee, because PRIMECAP is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard Capital Growth Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Vanguard® Conservative Allocation Portfolio

For the six months ended June 30, 2017, the Conservative Allocation Portfolio returned 5.44%, in line with the 5.38% return of its composite benchmark index and ahead of the 4.64% average return of its peers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

In April, Vanguard increased the portfolio’s international equity exposure and fixed income exposure by 10 percentage points each for further diversification and to be consistent with its other model asset allocations. The new equity asset allocation will be 60% domestic and 40% international, and the new fixed income asset allocation will be 70% domestic and 30% international.

Lower inflation expectations pushed bond returns higher

The Conservative Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund portfolios and Vanguard index funds.

It targets an asset allocation of approximately 60% bonds and 40% stocks through these holdings: Vanguard Total Bond Market Index Portfolio (42%), Vanguard Equity Index Portfolio (20%), Vanguard Total International Bond Index Fund (18%), Vanguard Total International Stock Index Fund (16%), and Vanguard Extended Market Index Fund (4%).

Vanguard Total Bond Market Index Portfolio, which includes most of the U.S. bond market, returned 2.35%. U.S. bond prices generally advanced and yields declined as inflation expectations diminished. Returns were positive in four of the period’s six months, dipping only slightly in March and again in June.

The yield of the benchmark 10-year Treasury note declined to 2.31% from 2.45% six months earlier. Investment-grade corporate bonds outperformed U.S. Treasuries and mortgage-backed securities.

Vanguard Total International Bond Index Fund returned 0.51%. Bonds from Europe, particularly the United Kingdom and Germany, outpaced their counterparts from the Pacific region and its largest representative, Japan. Results were mixed by credit quality, while longer-dated bonds overcame shorter-dated bonds as the period progressed.

Most types of stocks continued to advance

In the U.S. equity markets, large- and mid-capitalization stocks exceeded their small-cap brethren, and growth stocks surpassed value. The Equity Index Portfolio, which focuses on large-capitalization stocks, returned about 9%, and the Extended Market Index Fund, which concentrates on mid- and small-cap stocks, returned about 7%.

Nine of the 11 industry sectors posted positive results for the period. Health care, information technology, and industrials were the market leaders, while energy and telecommunications recorded negative returns.

Total Returns
Six Months Ended
June 30, 2017
Conservative Allocation Portfolio	5.44%
Conservative Allocation Composite Index[1]	5.38
Variable Insurance Mixed-Asset Target Conservative Funds Average[2]	4.64

Expense Ratios
Your Portfolio Compared With Its Peer Group
Variable Insurance
Mixed-Asset
	Acquired Fund	Target Allocation
	Fees and	Conservative
	Expenses[3]	Funds Average[4]
Vanguard Conservative Allocation Portfolio	0.16%	0.43%

1 Weighted 48% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex-US Index as of June 3, 2013. Previously, the composite was weighted 60% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI

ACWI ex USA IMI Index.

2 Derived from data provided by Lipper, a Thomson Reuters Company.

3 This figure—drawn from the prospectus dated April 28, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2017, the annualized acquired fund fees and expenses were 0.15%.

4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Conservative Allocation Portfolio

Vanguard Total International Stock Index Fund returned about 15% as the weaker dollar helped international stock results. Without the currency impact, returns would have been lower. The developed markets of Europe returned almost 17%, while both emerging markets and the developed markets of the Pacific region returned nearly 15%.

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

Vanguard Conservative Allocation Portfolio

Portfolio Profile

As of June 30, 2017

Total Portfolio Characteristics

Yield[1]	2.07%
Acquired Fund Fees and Expenses[2]	0.16%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	41.9%
Vanguard Variable Insurance Fund
Equity Index Portfolio	19.7
Vanguard Total International Bond
Index Fund Admiral Shares	18.0
Vanguard Total International Stock
Index Fund Admiral Shares	16.1
Vanguard Extended Market Index
Fund Admiral Shares	4.3

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.

2 This figure—drawn from the prospectus dated April 28, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2017, the annualized acquired fund fees and expenses were 0.15%.

Vanguard Conservative Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): October 19, 2011–June 30, 2017

Average Annual Total Returns: Periods Ended June 30, 2017
				Since
	Inception Date	One Year	Five Years	Inception
Conservative Allocation Portfolio	10/19/2011	6.98%	6.43%	6.85%

1 Six months ended June 30, 2017.

2 Weighted 48% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex US Index as of June 3, 2013. Previously, the composite was weighted 60% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index.

See Financial Highlights for dividend and capital gains information.

Vanguard Conservative Allocation Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (24.0%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	1,414,177	52,296
Vanguard Extended Market Index Fund Admiral Shares	144,998	11,255
		63,551
International Stock Fund (16.1%)
Vanguard Total International Stock Market Index Fund Admiral Shares	1,525,477	42,530

U.S. Bond Fund (41.9%)
Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio	9,479,003	111,094

International Bond Fund (18.0%)
Vanguard Total International Bond Index Fund Admiral Shares	2,195,754	47,626
Total Investment Companies (Cost $258,861)		264,801
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 1.181% (Cost $373)	3,733	373
Total Investments (100.1%) (Cost $259,234)		265,174
Other Assets and Liabilities (-0.1%)
Other Assets		1,111
Liabilities		(1,455)
		(344)
Net Assets (100%)
Applicable to 10,778,838 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		264,830
Net Asset Value Per Share		$24.57

		Amount
		($000)
Statement of Assets and Liabilites
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds		265,174
Receivables for Investment Securities Sold		14
Receivables for Accrued Income		41
Receivables for Capital Shares Issued		1,056
Total Assets		266,285
Liabilities
Payables for Investment Securities Purchased		1,433
Payables for Capital Shares Redeemed		22
Total Liabilities		1,455
Net Assets		264,830

At June 30, 2017, net assets consisted of:
		Amount
		($000)
Paid-in Capital		249,285
Undistributed Net Investment Income		4,541
Accumulated Net Realized Gains		5,064
Unrealized Appreciation (Depreciation)		5,940
Net Assets		264,830

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Income Distributions Received
from Affiliated Funds	4,693
Net Investment Income—Note B	4,693
Realized Net Gain (Loss)
Capital Gain Distributions Received
from Affiliated Funds	2,191
Affiliated Investment Securities Sold	2,876
Realized Net Gain (Loss)	5,067
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	3,321
Net Increase (Decrease) in Net Assets
Resulting from Operations	13,081

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,693	4,891
Realized Net Gain (Loss)	5,067	4,451
Change in Unrealized Appreciation (Depreciation)	3,321	3,600
Net Increase (Decrease) in Net Assets Resulting from Operations	13,081	12,942
Distributions
Net Investment Income	(4,999)	(3,584)
Realized Capital Gain[1]	(4,437)	(4,192)
Total Distributions	(9,436)	(7,776)
Capital Share Transactions
Issued	32,624	52,473
Issued in Lieu of Cash Distributions	9,436	7,776
Redeemed	(13,626)	(31,770)
Net Increase (Decrease) from Capital Share Transactions	28,434	28,479
Total Increase (Decrease)	32,079	33,645
Net Assets
Beginning of Period	232,751	199,106
End of Period[2]	264,830	232,751

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $719,000 and $370,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,541,000 and $4,847,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$24.22	$23.72	$24.44	$23.86	$22.27	$20.44
Investment Operations
Net Investment Income	.417	.527[1]	.470[1]	.495[1]	.514[1]	. 424[1]
Capital Gain Distributions Received	.229	.128[1]	.201[1]	.130[1]	. 252[1]	.197[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.648	.728	(.611)	.971	1.229	1.268
Total from Investment Operations	1.294	1.383	.060	1.596	1.995	1.889
Distributions
Dividends from Net Investment Income	(.500)	(.407)	(.387)	(.386)	(.215)	(.041)
Distributions from Realized Capital Gains	(.444)	(.476)	(.393)	(.630)	(.190)	(.018)
Total Distributions	(.944)	(.883)	(.780)	(1.016)	(.405)	(.059)
Net Asset Value, End of Period	$24.57	$24.22	$23.72	$24.44	$23.86	$22.27

Total Return	5.44%	6.02%	0.20%	6.91%	9.06%	9.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$265	$233	$199	$160	$102	$61
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.16%	0.16%	0.19%	0.19%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.18%	2.20%	1.95%	2.07%	2.23%	1.97%
Portfolio Turnover Rate	30%	14%	15%	13%	37%	17%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Notes to Financial Statements

Vanguard Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended June 30, 2017, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2017, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Conservative Allocation Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2017, the cost of investment securities for tax purposes was $259,234,000. Net unrealized appreciation of investment securities for tax purposes was $5,940,000, consisting of unrealized gains of $9,830,000 on securities that had risen in value since their purchase and $3,890,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2017	December 31, 2016
	Shares	Shares
	(000)	(000)
Issued	1,334	2,207
Issued in Lieu of Cash Distributions	393	337
Redeemed	(556)	(1,331)
Net Increase (Decrease) in Shares Outstanding	1,171	1,213

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Dec. 31,		Proceeds			June 30,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market
Index Fund Admiral Shares[1]	—	205	55	31	—	11,255
Vanguard Extended Market
Index Fund Investor Shares[1]	11,856	822	2,373	32	—	—
Vanguard Market Liquidity Fund	25	NA2	NA [2]	1	—	373
Vanguard Total International
Bond Index Fund Admiral Shares[1]	—	17,830	—	79	—	47,626
Vanguard Total International
Bond Index Fund Investor Shares[1]	28,144	1,870	213	97	—	—
Vanguard Total International
Stock Index Fund Admiral Shares[1]	—	11,242	1,133	449	—	42,530
Vanguard Total International
Stock Index Fund Investor Shares[1]	28,157	1,617	1,292	91	—	—
Vanguard Variable Insurance
Fund—Equity Index Portfolio	52,677	9,716	12,115	1,058	1,806	52,296
Vanguard Variable Insurance
Fund—Total Bond Market
Index Portfolio	111,880	20,395	20,626	2,855	385	111,094
Total	232,739	63,697	37,807	4,693	2,191	265,174

1 In April 2017, the portfolio changed investments from Investor to Admiral Shares.

2 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Conservative Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Conservative Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Conservative Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Conservative Allocation Portfolio	12/31/2016	6/30/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,054.36	$7.64
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,017.42	$7.50

1 The calculations are based on the Conservative Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Conservative Allocation Portfolio’s annualized expense figure for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Conservative Allocation Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Conservative Allocation Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the portfolio since its inception in 2011, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages for this portfolio.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard Conservative Allocation Portfolio

Vanguard Conservative Allocation Portfolio is not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Conservative Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Conservative Allocation Portfolio particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Conservative Allocation Portfolio with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Conservative Allocation Portfolio is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or Vanguard Conservative Allocation Portfolio or any owners or purchasers of Vanguard Conservative Allocation Portfolio. Barclays has no obligation to take the needs of Vanguard, Vanguard Conservative Allocation Portfolio or the owners of Vanguard Conservative Allocation Portfolio into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Conservative Allocation Portfolio to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of Vanguard Conservative Allocation Portfolio.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD CONSERVATIVE ALLOCATION PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS U.S. CREDIT A OR BETTER BOND INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. CREDIT A OR BETTER BOND INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. © 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

Vanguard® Diversified Value Portfolio

Advisor’s Report

Vanguard Diversified Value Portfolio returned 6.78% for the six months ended June 30, 2017. It surpassed both the 4.66% return of its benchmark (the Russell 1000 Value Index) and the 5.39% average return of peer funds. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The investment environment

After an incredibly volatile 2016, the market settled down in the first half of 2017. Volatility, as measured by the CBOE Volatility Index (VIX), hit the lowest levels since the Great Recession. The Russell 1000 Value Index rose 35% above its early-2016 lows. Fear, it seems, gave way to complacency. This was not without reason, as economic data was supportive of continued growth.

Investors turned their attention back to domestic affairs, as opposed to last year’s large international concerns such as Brexit and the devaluation of the Chinese yuan. Foremost on their minds were events in Washington, D.C. Aside from the potential scandals running rampant in the news, market-moving issues such as corporate tax reform received a lot of press.

The U.S. Federal Reserve was also on the radar. Focus on its policies intensified as the Fed prepared to begin unwinding a $4.5 trillion balance sheet. It plans to move slowly to minimize any impact, but there is no precedent to study for clues about the potential effects on the markets. However, in the ninth year of a bull market and with volatility at record lows, this process bears watching.

Our successes and shortfalls

The energy sector contributed most to the portfolio’s return relative to the Russell 1000 Value Index over the past six months. An underweighted allocation to the index’s worst performer helped, as did stock selection, most notably because of strong returns from Phillips 66 and BP. Phillips, a refiner and specialty chemical company, traded for well under its valuation, and BP’s production rose for the first time since the Deepwater Horizon oil spill as investments in several projects began to pay off.

The health care sector was the next-best performer, led by Anthem and Medtronic. Anthem, the second-largest managed care organization in the United States, returned robust amounts of capital to shareholders again after abandoning a proposed Cigna deal. It reported good results with strong guidance for the year. Medtronic, the world’s biggest medical device company, showed some stabilization in businesses that were losing share, and its stock rebounded.

Health care stands out to us as an extraordinarily attractive area of the market, particularly compared with other defensive segments. Our health care stocks generally trade at well below market multiples and have high dividend yields and strong balance sheets with healthy free cash flow. They should benefit from demographic trends, new product development, and spending growth in emerging markets.

The consumer staples sector also did well. Philip Morris gained the most of all the portfolio’s holdings. The firm has developed a best-in-class heat-not-burn cigarette system, iQOS, and is in the process of launching it in Asia. The initial response has been well ahead of expectations. The system is a potential game-changer because the profitability of an iQOS customer is much higher than that of a traditional smoker.

Total Returns
		Six Months Ended
		June 30, 2017
Vanguard Diversified Value Portfolio		6.78%
Russell 1000 Value Index		4.66
Variable Insurance Large-Cap Value Funds Average[1]		5.39

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Value
	Portfolio	Funds Average
Diversified Value Portfolio	0.27%	0.84%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the Diversified Value Portfolio’s annualized expense ratio was 0.28%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Diversified Value Portfolio

Industrials and financials boosted performance to a lesser extent. Industrials were led by General Dynamics, United Technologies, and Honeywell International. In financials, American Express did best. The company continues to recover from the loss of its Costco partnership last year and will likely resume double-digit earnings growth in the second half of 2017.

The consumer discretionary sector was the largest detractor for the period; within it, Target weighed most on returns. The retailer is essentially losing the battle with Amazon and has decided to fight by materially reinvesting in its franchise. Its profitability targets were reset lower, which hurt the shares. We sold our position as we determined the problem to be secular, not cyclical, increasing the odds that Target was a value trap.

Our portfolio positioning

Our investment process places a lot of value on dividends but not simply on high current yield. We are looking for above-average cash earnings growth that will support dividend growth well above that of the overall market. The appeal of high current yield rises and falls with fluctuations in interest rates; we believe the attraction of strong and growing dividends is more enduring.

We remain focused on buying a concentrated portfolio of good companies trading at valuations below the broad market for reasons that we believe to be temporary or overblown. There are many ways to define the quality of an investment. The companies in our portfolio have higher-than-average returns on invested capital and free cash flow margins and return a greater-than-average amount of cash to shareholders, especially through dividends.

At the period’s end, this bottom-up investing approach resulted in a portfolio with an overweighted allocation to pharmaceuticals and underweights to financials, real estate investment trusts, and electric utilities. We are optimistic that the combination of a fundamental premium with a valuation advantage positions the portfolio well for the future.

Portfolio Managers:

Jeff Fahrenbruch, Managing Director

David Ganucheau, Managing Director

Barrow, Hanley, Mewhinney & Strauss, LLC

July 19, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

Vanguard Diversified Value Portfolio

Portfolio Profile
As of June 30, 2017

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	41	719	3,800
Median Market Cap $97.8B		$65.5B	59.8B
Price/Earnings Ratio	19.3x	18.2x	21.2x
Price/Book Ratio	2.4x	2.0x	2.9x
Yield[3]	2.3%	2.4%	1.8%
Return on Equity	15.4%	13.5%	16.3%
Earnings Growth Rate	3.3%	6.0%	10%
Foreign Holdings	10.0%	0.0%	0.0%
Turnover Rate[4]	13%	—	—
Expense Ratio[5]	0.27%	—	—
Short-Term Reserves	2.5%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.89
Beta	0.95	0.91

Sector Diversification (% of equity exposure)
	Comparative Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	5.6%	6.9%	12.7%
Consumer Staples	13.8	9.2	8.0
Energy	10.0	10.5	5.6
Financials	16.4	25.5	15.0
Health Care	26.1	14.2	14.0
Industrials	9.6	8.7	10.8
Information Technology	9.3	8.1	21.4
Materials	5.5	2.7	3.3
Real Estate	0.0	5.0	4.1
Telecommunication
Services	3.7	3.1	1.9
Utilities	0.0	6.1	3.2

Ten Largest Holdings[6] (% of total net assets)

Philip Morris
International Inc.	Tobacco	4.0%
Wells Fargo & Co.	Diversified Banks	3.7
Oracle Corp.	Systems Software	3.7
United Technologies	Aerospace
Corp.	& Defense	3.5
Medtronic plc	Health Care
	Equipment	3.4
Altria Group Inc.	Tobacco	3.3
Johnson & Johnson	Pharmaceuticals	3.3
JPMorgan Chase & Co.	Diversified Banks	3.3
Express Scripts	Health Care
Holding Co.	Services	3.2
Cardinal Health Inc.	Health Care
	Distributors	3.2
Top Ten		34.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Value Index.

2 Dow Jones U.S. Total Stock Market Float Adjusted Index.

3 30-day SEC yield for prtfolio; annualized dividend yield for the index. 4 Annualized.

5 The expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the Diversified Value Portfolio’s annualized expense ratio was 0.28% 6 The holdings listed exlude any temporary cash investments and equity index products.

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2006–June 30, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

	Inception Date	One Year	Five Years	Ten Years
Diversified Value Portfolio	2/8/1999	15.49%	12.05%	5.37%

1 Six months ended June 30, 2017.

See Financial Highlights for dividend and capital gains information.

Vanguard Diversified Value Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.8%)
Consumer Discretionary (5.5%)
Twenty-First Century Fox
Inc. Class A	1,024,200	29,026
Lowe’s Cos. Inc.	233,300	18,088
Carnival Corp.	174,000	11,409
Adient plc	68,741	4,494
		63,017
Consumer Staples (13.5%)
Philip Morris International
Inc.	393,700	46,240
Altria Group Inc.	517,000	38,501
CVS Health Corp.	442,200	35,579
Imperial Brands plc ADR	765,100	34,996
		155,316
Energy (9.8%)
ConocoPhillips	733,744	32,255
Phillips 66	300,272	24,830
Occidental Petroleum
Corp.	373,100	22,338
BP plc ADR	604,100	20,932
Chevron Corp.	112,000	11,685
		112,040
Financials (16.1%)
Wells Fargo & Co.	767,400	42,522
JPMorgan Chase & Co.	414,150	37,853
American Express Co.	399,200	33,629
Bank of America Corp.	1,254,946	30,445
Citigroup Inc.	359,730	24,059
Navient Corp.	574,300	9,562
* SLM Corp.	574,300	6,604
		184,674
Health Care (25.5%)
Medtronic plc	445,300	39,520
Johnson & Johnson	286,600	37,914
* Express Scripts Holding
Co.	585,400	37,372
Cardinal Health Inc.	470,800	36,685
Pfizer Inc.	1,064,014	35,740
Sanofi ADR	689,200	33,020
Anthem Inc.	168,500	31,700
Teva Pharmaceutical
Industries Ltd. ADR	773,400	25,692
Merck & Co. Inc.	248,600	15,933
		293,576

Industrials (9.3%)
United Technologies Corp.	327,200	39,955
Johnson Controls
International plc	832,412	36,094
General Dynamics Corp.	101,400	20,087
Honeywell International Inc.	84,600	11,276
		107,412
Information Technology (9.1%)
Oracle Corp.	845,600	42,398
Microsoft Corp.	456,800	31,487
QUALCOMM Inc.	560,300	30,940
		104,825
Materials (5.4%)
Air Products & Chemicals
Inc.	252,100	36,065
EI du Pont de Nemours
& Co.	292,600	23,616
LyondellBasell Industries
NV Class A	24,400	2,059
		61,740
Telecommunication Services (3.6%)
Verizon Communications
Inc.	690,460	30,836
AT&T Inc.	289,527	10,924
		41,760
Total Common Stocks
(Cost $973,529)		1,124,360
Temporary Cash Investment (2.5%)
Money Market Fund (2.5%)
[1] Vanguard Market
Liquidity Fund, 1.181%
(Cost $28,972)	289,665	28,972
Total Investments (100.3%)
(Cost $1,002,501)		1,153,332

Amount
($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard	74
Receivables for Accrued Income	2,054
Receivables for Capital Shares Issued	718
Other Assets	341
Total Other Assets	3,187
Liabilities
Payables for Investment Securities Purchased (29)
Payables to Investment Advisor	(269)
Payables for Capital Shares Redeemed	(4,304)
Payables to Vanguard	(1,490)
Other Liabilities	(3)
Total Liabilities	(6,095)
Net Assets (100%)
Applicable to 71,560,282 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,150,424
Net Asset Value Per Share	$16.08

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	968,329
Undistributed Net Investment Income	12,618
Accumulated Net Realized Gains	18,646
Unrealized Appreciation (Depreciation)	150,831
Net Assets	1,150,424

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Dividends[1]	15,806
Interest [2]	100
Securities Lending—Net	7
Total Income	15,913
Expenses
Investment Advisory Fees—Note B
Basic Fee	716
Performance Adjustment	(175)
The Vanguard Group—Note C
Management and Administrative	930
Marketing and Distribution	80
Custodian Fees	8
Shareholders’ Reports	21
Trustees’ Fees and Expenses	1
Total Expenses	1,581
Expenses Paid Indirectly	(30)
Net Expenses	1,551
Net Investment Income	14,362
Realized Net Gain (Loss) on
Investment Securities Sold[2]	18,714
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	41,503
Net Increase (Decrease) in Net Assets
Resulting from Operations	74,579

1 Dividends are net of foreign withholding taxes of $80,000.

2 Interest income and realized net gain (loss) from an affiliated company of the portfolio were $101,000 and $0, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,362	32,004
Realized Net Gain (Loss)	18,714	106,200
Change in Unrealized Appreciation (Depreciation)	41,503	(7,892)
Net Increase (Decrease) in Net Assets Resulting from Operations	74,579	130,312
Distributions
Net Investment Income	(31,847)	(28,893)
Realized Capital Gain[1]	(106,243)	(59,102)
Total Distributions	(138,090)	(87,995)
Capital Share Transactions
Issued	43,364	104,531
Issued in Lieu of Cash Distributions	138,090	87,995
Redeemed	(97,541)	(164,782)
Net Increase (Decrease) from Capital Share Transactions	83,913	27,744
Total Increase (Decrease)	20,402	70,061
Net Assets
Beginning of Period	1,130,022	1,059,961
End of Period[2]	1,150,424	1,130,022

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $14,464,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $12,618,000 and $30,103,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.11	$16.55	$18.65	$18.10	$14.31	$12.57
Investment Operations
Net Investment Income	.211	.496	.471	.447	.412	.358
Net Realized and Unrealized Gain (Loss)
on Investments	.888	1.468	(.901)	1.248	3.731	1.702
Total from Investment Operations	1.099	1.964	(.430)	1.695	4.143	2.060
Distributions
Dividends from Net Investment Income	(.491)	(.461)	(.466)	(.415)	(.353)	(.320)
Distributions from Realized Capital Gains	(1.638)	(.943)	(1.204)	(.730)	—	—
Total Distributions	(2.129)	(1.404)	(1.670)	(1.145)	(.353)	(.320)
Net Asset Value, End of Period	$16.08	$17.11	$16.55	$18.65	$18.10	$14.31

Total Return	6.78%	12.96%	-2.45%	9.83%	29.40%	16.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,150	$1,130	$1,060	$1,213	$1,116	$868
Ratio of Total Expenses to
Average Net Assets[1]	0.28%	0.27%	0.28%	0.34%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets	2.53%	3.01%	2.55%	2.50%	2.50%	2.65%
Portfolio Turnover Rate	13%	34%	13%	16%	20%	14%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.03%), (0.03%), (0.01%), (0.01%), and (0.01%).

Notes to Financial Statements

Vanguard Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Vanguard Diversified Value Portfolio

4. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the MSCI Prime Market 750 Index for the preceding three years. For the six months ended June 30, 2017, the investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets before a decrease of $175,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the portfolio had contributed to Vanguard capital in the amount of $74,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s

Vanguard Diversified Value Portfolio

management and administrative expenses. For the six months ended June 30, 2017, these arrangements reduced the portfolio’s expenses by $30,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2017, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2017, the cost of investment securities for tax purposes was $1,002,501,000. Net unrealized appreciation of investment securities for tax purposes was $150,831,000, consisting of unrealized gains of $229,710,000 on securities that had risen in value since their purchase and $78,879,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2017, the portfolio purchased $72,951,000 of investment securities and sold $108,317,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2017	December 31, 2016
	Shares	Shares
	(000)	(000)
Issued	2,598	6.479
Issued in Lieu of Cash Distributions	8,835	5,808
Redeemed	(5,905)	(10,299)
Net Increase (Decrease) in Shares Outstanding	5,528	1,988

At June 30, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 38% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	12/31/2016	6/30/2017	Period[1]
Based on Actual Fund Return	$1,000.00	$1,067.81	$1.44
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.41	1.40

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Diversified Value Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Diversified Value Portfolio has renewed the portfolio’s investment advisory arrangement with Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Barrow Hanley, founded in 1979, is known for its commitment to value investing. A subsidiary of Old Mutual Asset Management, Barrow Hanley remains independently managed. Using fundamental research, the firm seeks to make long-term investments in quality or improving businesses that are undervalued because of short-term disappointments. Barrow Hanley seeks to construct a portfolio with strict adherence to valuation factors, with below-average price/ earnings and price/book value ratios, and above average current yields. The firm has managed the portfolio since its inception in 1999.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages for this portfolio.

The board did not consider the profitability of Barrow Hanley in determining whether to approve the advisory fee, because Barrow Hanley is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Barrow Hanley without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard Diversified Value Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Vanguard® Equity Income Portfolio

Advisors’ Report

Vanguard Equity Income Portfolio returned 6.20% for the six months ended June 30, 2017, ahead of the 4.83% return of its benchmark, the FTSE High Dividend Yield Index, and the average return of 5.94% for peer funds. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment. Please note that Michael Reckmeyer, III, senior managing director at Wellington Management Company LLP, will mark his tenth anniversary as portfolio manager on August 15.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also provided a discussion of the investment environ-

ment that existed during the first half of 2017 and its effect on the portfolio’s positioning. These reports were prepared on July 19, 2017.

Wellington Management Company LLP

Portfolio Manager:

W. Michael Reckmeyer, III, CFA,

Senior Managing Director

U.S. equities continued their upward momentum during the first half of 2017. At the beginning of the year, the Trump rally rolled on with continued confidence in the “big three”: tax reform, deregulation, and infrastructure spending. Despite many investors voicing concerns about stretched valuations and overly optimistic policy expectations, the market hit a series of record highs in the first quarter.

In March, the Federal Reserve increased rates for the third time in a decade, but the market did not flinch. The move was well-telegraphed, and many market participants noted that the policy statement’s tone was less hawkish than expected.

Risk-on sentiment ground to a halt in March after the Republicans’ failure to repeal and replace the Affordable Care Act cast a cloud over the Trump administration’s pro-growth agenda. The bullish camp’s spin on the defeat was that now the administration could pivot to tax reform, which many investors viewed as the more important victory to maintain the rally.

In the second quarter of 2017, plunging oil prices, heightened political risk, and a rate hike from the Fed were not enough to derail the eight-year-old market run. The S&P 500 closed with a series of record highs while political controversy surrounding President Trump continued to mount. The Fed hiked policy rates by 25 basis points again in June and laid out a plan for balance sheet normalization later this year, provided the economy evolves broadly as anticipated. Volatility ticked up near the end of the period as investors gravitated back to the reflation trade, triggering rotations out of momentum-and growth-oriented investments and into cyclical and value pockets of the market.

Our portion of the portfolio benefited primarily from security selection. Stock choices contributed to relative performance in every sector in which we invested, led by consumer staples, financials, and consumer discretionary. Sector allocation, a fallout of our bottom-up stock selection process, also helped modestly, primarily because of an underweighted allocation to telecommunication services and an overweight to health care. Top individual contributors to relative performance were positions in Unilever and Philip Morris International, as well as an avoidance of AT&T and an underweighted allocation to ExxonMobil.

Total Returns
Six Months Ended
June 30, 2017
Vanguard Equity Income Portfolio	6.20%
FTSE High Dividend Yield Index	4.83
Variable Insurance Equity Income Funds Average[1]	5.94

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
Variable Insurance
Equity Income
Portfolio	Funds Average
Equity Income Portfolio 0.30%	0.82%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the Equity Income Portfolio’s annualized expense ratio was 0.31%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Equity Income Portfolio

On the negative side, an underweighted allocation to consumer staples, an overweight to energy, and a small cash position in a rising equity market dragged on relative performance. Suncor Energy and Canadian Natural Resources detracted the most. Our avoidance of strong benchmark constituents Boeing and AbbVie also hurt.

At the end of the period, we were most overweighted in financials, health care, and energy and most underweighted in telecommunication services, consumer staples, and information technology.

Significant purchases included new positions in Abbott Laboratories and L Brands. We also added more shares in Dow Chemical, International Paper, and Unilever. We eliminated our stake in UGI and trimmed our holdings in Verizon Communications, Microsoft, Eaton, and Merck.

As always, we remain focused on finding investment opportunities in quality dividend-paying companies with superior total return potential at discounted valuations.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Equity Research and Portfolio Strategies

The investment environment

The Federal Reserve increased the federal funds target rate in June to 1.00%–1.25%. Fed officials maintained their forecast of one more rate hike this year and three more next year. GDP growth was 1.4% in the first quarter of 2017, down from 2.1% in the fourth quarter of 2016. Business investment, exports, consumer spending, and housing development contributed, but inventory investment, government spending, and imports lagged. Unemployment declined to 4.4% from 4.7%. Labor force participation rose fractionally to 62.8% from 62.7%, showing no clear trend over the past year.

The dollar was the worst performer of the major currencies, down about 5.5%. It was the sharpest decline over two quarters in six years as investors perceived that international growth was outpacing that of the United States. Also, President Trump’s plans for tax overhaul, deregulation, and fiscal stimulus faced political roadblocks. Improving global growth and the dollar’s weakness continued to boost emerging-market currencies. Brent crude oil prices fell to about $46 a barrel, and global inventories remained above five-year averages. U.S. production increased and OPEC exports hit a 2017 high, casting doubt on producer efforts to cut output.

The benchmark FTSE High Dividend Yield Index ended the period up 4.83%, with 9 of 11 sectors recording positive returns. Growth outpaced value, and large- and mid-cap stocks surpassed their small-cap counterparts. As expectations for global growth declined, investors were more willing to pay for growth stocks.

Investment objective and strategy

Although our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. Those fundamentals include high quality, management decisions, consistent earnings growth, strong market sentiment, and reasonable valuation.

Using these five themes, we generate a daily composite stock ranking, seeking to capitalize on investor biases. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected return while minimizing exposure to risks that our research indicates do not improve returns (such as industry selection and other risks relative to the benchmark).

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	64	$778	Employs a fundamental approach to identify desirable
Company LLP			individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Quantitative	34	404	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	2	26	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Equity Income Portfolio

Our successes and shortfalls

Over the six months, our management decision, sentiment, valuation, and quality models produced small gains. However, our growth model detracted a bit. Results exceeded the benchmark in 5 of 11 sectors and were strongest in information technology and, to a lesser extent, financials and consumer staples. Consumer discretionary and industrial holdings weighed most on relative performance, followed by utilities.

In technology, the portfolio benefited from Brooks Automation and an underweighted allocation to Qualcomm. Ameriprise Financial and Aflac in financials and Philip Morris in consumer staples also boosted relative results. The greatest shortfalls came from Tailored Brands and International Game Technology in consumer discretionary, General Cable in industrials, and MDU Resources in utilities.

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

Vanguard Equity Income Portfolio

Portfolio Profile

As of June 30, 2017

Portfolio Characteristics
	Comparative Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	150	402	3,800
Median Market Cap	$104.3B	$124.8B	$59.8B
Price/Earnings Ratio	20.7x	19.9x	21.2x
Price/Book Ratio	2.7x	2.8x	2.9x
Yield[3]	2.6%	3.1%	1.8%
Return on Equity	20.3%	26.5%	16.3%
Earnings Growth Rate	3.2%	4.0%	10.0%
Foreign Holdings	8.8%	0.0%	0.0%
Turnover Rate[4]	35%	—	—
Expense Ratio[5]	0.30%	—	—
Short-Term Reserves	1.4%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.92
Beta	0.99	0.88

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	5.6%	6.3%	12.7%
Consumer Staples	13.1	14.2	8.0
Energy	9.6	9.2	5.6
Financials	17.8	13.8	15.0
Health Care	14.0	13.3	14.0
Industrials	11.7	11.9	10.8
Information Technology	13.9	14.6	21.4
Materials	3.9	4.0	3.3
Real Estate	0.0	0.0	4.1
Telecommunication
Services	3.2	4.6	1.9
Utilities	7.2	8.1	3.2

Ten Largest Holdings[6] (% of total net assets)

Microsoft Corp.	Systems Software	4.8
JPMorgan Chase & Co.	Diversified Banks	3.7
Johnson & Johnson	Pharmaceuticals	3.3
Philip Morris
International Inc.	Tobacco	3.1
Wells Fargo & Co.	Diversified Banks	3.1
Cisco Systems Inc.	Communications
	Equipment	2.2
Chevron Corp.	Integrated Oil &
	Gas	2.1
Merck & Co. Inc.	Pharmaceuticals	2.1
Exxon Mobil Corp.	Integrated Oil &
	Gas	1.9
Pfizer Inc.	Pharmaceuticals	1.9
Top Ten		28.2%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 FTSE High Dividend Yield Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the Equity Income Portfolio’s annualized expense ratio was 0.31%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2006–June 30, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

	Inception Date	One Year	Five Years	Ten Years
Equity Income Portfolio	6/7/1993	13.49%	13.52%	7.33%

1 Six months ended June 30, 2017.
2 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
See Financial Highlights for dividends and capital gains information.

Vanguard Equity Income Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.1%)[1]
Consumer Discretionary (5.3%)
Home Depot Inc.	106,000	16,260
McDonald’s Corp.	83,252	12,751
VF Corp.	150,770	8,684
L Brands Inc.	76,742	4,136
General Motors Co.	117,562	4,106
Carnival Corp.	49,676	3,257
Best Buy Co. Inc.	48,510	2,781
Darden Restaurants Inc.	27,784	2,513
Cinemark Holdings Inc.	47,888	1,860
Tailored Brands Inc.	155,700	1,738
MDC Holdings Inc.	45,370	1,603
International Game
Technology plc	67,209	1,230
Coach Inc.	24,263	1,149
Hasbro Inc.	9,609	1,072
Staples Inc.	27,434	276
Regal Entertainment
Group Class A	12,810	262
Ford Motor Co.	22,275	249
		63,927
Consumer Staples (12.7%)
Philip Morris International
Inc.	321,936	37,811
^ Unilever NV	304,500	16,830
PepsiCo Inc.	130,036	15,018
Coca-Cola Co.	308,011	13,814
Procter & Gamble Co.	150,088	13,080
British American Tobacco
plc	178,254	12,147
Wal-Mart Stores Inc.	136,862	10,358
Kraft Heinz Co.	107,516	9,208
Altria Group Inc.	122,304	9,108
Diageo plc ADR	43,040	5,158
Conagra Brands Inc.	71,045	2,541
Bunge Ltd.	33,639	2,509
Universal Corp.	30,403	1,967
Pinnacle Foods Inc.	16,330	970
Kellogg Co.	13,495	937
Nu Skin Enterprises Inc.
Class A	14,000	880
Kimberly-Clark Corp.	4,432	572
Reynolds American Inc.	1,913	124
		153,032
Energy (9.3%)
Chevron Corp.	243,307	25,384
Exxon Mobil Corp.	288,826	23,317
Suncor Energy Inc.	490,035	14,309
^ TransCanada Corp.	195,100	9,301
Occidental Petroleum Corp.	139,420	8,347
Phillips 66	98,700	8,162
Canadian Natural
Resources Ltd.	268,990	7,758
Valero Energy Corp.	51,331	3,463

Marathon Petroleum Corp.	60,259	3,153
ConocoPhillips	57,752	2,539
Delek US Holdings Inc.	83,211	2,200
Enbridge Inc.	46,600	1,855
Williams Cos. Inc.	49,902	1,511
Cosan Ltd.	143,244	918
Archrock Inc.	61,085	696
		112,913
Financials (17.1%)
JPMorgan Chase & Co.	489,979	44,784
Wells Fargo & Co.	667,386	36,980
Marsh & McLennan Cos.
Inc.	259,100	20,199
PNC Financial Services
Group Inc.	106,990	13,360
BlackRock Inc.	29,370	12,406
MetLife Inc.	221,420	12,165
Chubb Ltd.	79,659	11,581
Principal Financial Group
Inc.	142,759	9,147
M&T Bank Corp.	50,100	8,114
Thomson Reuters Corp.	153,490	7,105
US Bancorp	114,840	5,962
Prudential Financial Inc.	38,648	4,179
Aflac Inc.	45,934	3,568
Ameriprise Financial Inc.	23,207	2,954
Regions Financial Corp.	198,224	2,902
Fifth Third Bancorp	104,131	2,703
Navient Corp.	151,342	2,520
CNA Financial Corp.	43,052	2,099
LPL Financial Holdings Inc.	38,334	1,628
SunTrust Banks Inc.	21,139	1,199
Lazard Ltd. Class A	13,009	603
		206,158
Health Care (13.4%)
Johnson & Johnson	305,068	40,358
Merck & Co. Inc.	395,401	25,341
Pfizer Inc.	689,164	23,149
Eli Lilly & Co.	171,522	14,116
Bristol-Myers Squibb Co.	196,065	10,925
Novartis AG	117,627	9,825
Roche Holding AG	33,650	8,598
Cardinal Health Inc.	109,600	8,540
Amgen Inc.	41,855	7,209
Abbott Laboratories	139,852	6,798
AbbVie Inc.	82,076	5,951
Gilead Sciences Inc.	23,482	1,662
		162,472
Industrials (11.3%)
General Electric Co.	848,523	22,918
Union Pacific Corp.	124,330	13,541
3M Co.	64,300	13,387
Caterpillar Inc.	118,822	12,768
Eaton Corp. plc	162,725	12,665
Honeywell International Inc.	83,910	11,184

	United Technologies Corp.	63,800	7,791
	Raytheon Co.	45,350	7,323
	Boeing Co.	35,731	7,066
	United Parcel Service Inc.
	Class B	37,081	4,101
	Deere & Co.	29,933	3,699
	Waste Management Inc.	46,460	3,408
	Norfolk Southern Corp.	19,555	2,380
	Cummins Inc.	13,734	2,228
	Timken Co.	46,428	2,147
	Greenbrier Cos. Inc.	46,111	2,133
	Copa Holdings SA Class A	18,161	2,125
	Kennametal Inc.	55,233	2,067
	General Cable Corp.	122,987	2,011
	Lockheed Martin Corp.	5,184	1,439
			136,381
Information Technology (13.3%)
	Microsoft Corp.	842,305	58,060
	Cisco Systems Inc.	861,911	26,978
	Intel Corp.	609,188	20,554
	Analog Devices Inc.	171,879	13,372
	QUALCOMM Inc.	153,445	8,473
	International Business
	Machines Corp.	51,540	7,929
	Maxim Integrated Products
	Inc.	146,260	6,567
	Texas Instruments Inc.	68,819	5,294
	HP Inc.	175,187	3,062
	KLA-Tencor Corp.	26,444	2,420
	Seagate Technology plc	59,497	2,306
	Science Applications
	International Corp.	25,227	1,751
	Brooks Automation Inc.	77,418	1,679
	DXC Technology Co.	14,678	1,126
	ManTech International
	Corp. Class A	20,984	869
			160,440
Materials (3.8%)
	Dow Chemical Co.	305,434	19,264
	International Paper Co.	160,280	9,073
	LyondellBasell Industries
	NV Class A	60,302	5,089
	Huntsman Corp.	90,140	2,329
	A Schulman Inc.	69,360	2,220
	Greif Inc. Class A	39,407	2,198
	Steel Dynamics Inc.	59,740	2,139
	Commercial Metals Co.	89,434	1,738
	Air Products & Chemicals
	Inc.	6,493	929
	EI du Pont de Nemours
	& Co.	9,297	750
	Rayonier Advanced
	Materials Inc.	22,147	348
*	AdvanSix Inc.		—
			46,077
Other (0.8%)
[2]	Vanguard High Dividend
	Yield ETF	119,332	9,327

Telecommunication Services (3.1%)
	Verizon Communications
	Inc.	394,042	17,598
	AT&T Inc.	316,782	11,952
	BCE Inc.	183,480	8,263
			37,813

Vanguard Equity Income Portfolio

		Market
		Value•
	Shares	($000)
Utilities (7.0%)
NextEra Energy Inc.	101,661	14,246
Dominion Energy Inc.	180,860	13,859
Eversource Energy	146,010	8,864
Sempra Energy	75,620	8,526
Xcel Energy Inc.	153,140	7,026
Duke Energy Corp.	61,149	5,111
Exelon Corp.	96,895	3,495
PG&E Corp.	51,889	3,444
American Electric Power
Co. Inc.	47,396	3,293
Edison International	41,054	3,210
CenterPoint Energy Inc.	98,235	2,690
FirstEnergy Corp.	87,083	2,539
National Fuel Gas Co.	40,239	2,247
AES Corp.	198,555	2,206
MDU Resources Group Inc.	83,802	2,196
DTE Energy Co.	14,443	1,528
PNM Resources Inc.	11,421	437
		84,917
Total Common Stocks
(Cost $933,365)		1,173,457

Temporary Cash Investments (4.2%)[1]
Money Market Fund (2.7%)
[3,4] Vanguard Market Liquidity
Fund, 1.181%	327,534	32,760

	Face
	Amount
	($000)
Repurchase Agreement (1.4%)
BNP Paribas Securities
Corp. 1.100%, 7/3/17
(Dated 6/30/17,
Repurchase Value
$17,002,000, collateralized
by Government National
Mortgage Assn. 3.000%,
11/20/42, and U.S.
Treasury Note/Bond
0.750%–2.000%,
7/31/18–11/15/26, with a
value of $17,340,000)	17,000	17,000

U.S. Government and Agency Obligations (0.1%)
[5] United States Treasury Bill,
0.929%, 9/21/17	1,100	1,098
[5] United States Treasury Bill,
1.056%, 11/24/17	100	99
		1,197
Total Temporary Cash Investments
(Cost $50,957)		50,957
Total Investments (101.3%)
(Cost $984,322)		1,224,414

Amount
($000)
Other Assets and Liabilities (-1.3%)
Other Assets
Investment in Vanguard	80
Receivables for Investment Securities Sold 311
Receivables for Accrued Income	2,224
Receivables for Capital Shares Issued	173
Other Assets	98
Total Other Assets	2,886
Liabilities
Payables for Investment Securities
Purchased	(1,258)
Collateral for Securities on Loan	(15,973)
Payables to Investment Advisor	(203)
Payables for Capital Shares Redeemed	(113)
Payables to Vanguard	(1,282)
Total Liabilities	(18,829)
Net Assets (100%)
Applicable to 54,608,704 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,208,471
Net Asset Value Per Share	$22.13

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	925,373
Undistributed Net Investment Income	14,474
Accumulated Net Realized Gains	28,612
Unrealized Appreciation (Depreciation)
Investment Securities	240,092
Futures Contracts	(86)
Foreign Currencies	6
Net Assets	1,208,471

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $15,459,000.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.6% and 2.7%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $15,973,000 of collateral received for securities on loan.
5 Securities with a value of $1,147,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Dividends[1,2]	17,500
Interest[1]	185
Securities Lending—Net	59
Total Income	17,744
Expenses
Investment Advisory Fees—Note B
Basic Fee	657
Performance Adjustment	(37)
The Vanguard Group—Note C
Management and Administrative	1,103
Marketing and Distribution	90
Custodian Fees	19
Shareholders’ Reports	32
Trustees’ Fees and Expenses	1
Total Expenses	1,865
Net Investment Income	15,879
Realized Net Gain (Loss)
Investment Securities Sold[1]	26,578
Futures Contracts	1,717
Foreign Currencies	16
Realized Net Gain (Loss)	28,311
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	27,317
Futures Contracts	232
Foreign Currencies	20
Change in Unrealized Appreciation
(Depreciation)	27,569
Net Increase (Decrease) in Net Assets
Resulting from Operations	71,759

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $138,000, $107,000, and $2,000, respectively.

2 Dividends are net of foreign withholding taxes of $249,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,879	30,287
Realized Net Gain (Loss)	28,311	38,700
Change in Unrealized Appreciation (Depreciation)	27,569	80,529
Net Increase (Decrease) in Net Assets Resulting from Operations	71,759	149,516
Distributions
Net Investment Income	(30,286)	(26,183)
Realized Capital Gain[1]	(38,130)	(65,840)
Total Distributions	(68,416)	(92,023)
Capital Share Transactions
Issued	58,746	215,221
Issued in Lieu of Cash Distributions	68,416	92,023
Redeemed	(93,976)	(133,077)
Net Increase (Decrease) from Capital Share Transactions	33,186	174,167
Total Increase (Decrease)	36,529	231,660
Net Assets
Beginning of Period	1,171,942	940,282
End of Period[2]	1,208,471	1,171,942

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $5,782,000 and $8,309,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $14,474,000 and $28,865,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.10	$21.22	$23.04	$22.36	$17.63	$15.93
Investment Operations
Net Investment Income	.304	.568	.597	.603	.532	.481
Net Realized and Unrealized Gain (Loss)
on Investments	1.043	2.361	(.437)	1.782	4.681	1.632
Total from Investment Operations	1.347	2.929	.160	2.385	5.213	2.113
Distributions
Dividends from Net Investment Income	(.583)	(.583)	(.596)	(.555)	(.483)	(.413)
Distributions from Realized Capital Gains	(.734)	(1.466)	(1.384)	(1.150)	—	—
Total Distributions	(1.317)	(2.049)	(1.980)	(1.705)	(.483)	(.413)
Net Asset Value, End of Period	$22.13	$22.10	$21.22	$23.04	$22.36	$17.63

Total Return	6.20%	15.07%	0.85%	11.41%	30.04%	13.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,208	$1,172	$940	$978	$911	$672
Ratio of Total Expenses to
Average Net Assets[1]	0.31%	0.30%	0.31%	0.32%	0.32%	0.33%
Ratio of Net Investment Income to
Average Net Assets	2.62%	2.89%	2.76%	2.69%	2.71%	2.99%
Portfolio Turnover Rate	35%	32%	36%	31%	34%	28%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), 0.00%, 0.00%, and 0.00%.

Notes to Financial Statements

Vanguard Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

Vanguard Equity Income Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2017, the portfolio’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount

Vanguard Equity Income Portfolio

owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Wellington Management Company llp provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company llp is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $276,000 for the six months ended June 30, 2017.

For the six months ended June 30, 2017, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.11% of the portfolio’s average net assets, before a decrease of $37,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the portfolio had contributed to Vanguard capital in the amount of $80,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Equity Income Portfolio

The following table summarizes the market value of the portfolio’s investments as of June 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,142,887	30,570	—
Temporary Cash Investments	32,760	18,197	—
Futures Contracts—Assets[1]	8	—	—
Total	1,175,655	48,767	—
1 Represents variation margin on the last day of the reporting period.

E. At June 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2017	152	18,399	(86)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2017, the cost of investment securities for tax purposes was $984,322,000. Net unrealized appreciation of investment securities for tax purposes was $240,092,000, consisting of unrealized gains of $262,197,000 on securities that had risen in value since their purchase and $22,105,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2017, the portfolio purchased $201,886,000 of investment securities and sold $206,313,000, of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2017	December 31, 2016
	Shares	Shares
	(000)	(000)
Issued	2,641	10,397
Issued in Lieu of Cash Distributions	3,147	4,709
Redeemed	(4,199)	(6,391)
Net Increase (Decrease) in Shares Outstanding	1,589	8,715

At June 30, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 69% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	12/31/2016	6/30/2017	Period[1]
Based on Actual Fund Return	$1,000.00	$1,062.02	$1.58
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.26	1.56

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Equity Income Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Equity Income Portfolio has renewed the portfolio’s investment advisory arrangements with Wellington Management Company llp, (Wellington Management) and The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following: Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Utilizing fundamental research, Wellington Management seeks to build a portfolio with an above-market yield, superior growth rate, and more attractive valuation. While every company purchased for the portfolio will pay a dividend, the goal is to build a portfolio with an above-market yield in aggregate, allowing for individual companies with below-market yields. Normalized earnings, normalized price/earnings ratios, and improving returns on capital are key to the research process. The firm has advised a portion of the portfolio since 2003.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory expense rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages for this portfolio.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for shareholders.

Vanguard Equity Income Portfolio

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Wellington Management without any need for asset-level breakpoints. Wellington Management’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Vanguard Equity Income Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Vanguard® Equity Index Portfolio

U.S. stocks posted solid returns over the first half of the year as the economy continued to grow slowly, corporate earnings improved, and investors were optimistic that President Trump’s policies would result in further economic expansion.

For the six months ended June 30, 2017, Vanguard Equity Index Portfolio returned 9.28%, in line with its benchmark index, the Standard & Poor’s 500 Index, and above the average return of peer funds.

The portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

The table below shows the returns of your portfolio and its comparative standards for the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A variety of sectors posted strong returns

The Equity Index Portfolio invests in roughly 500 of the largest U.S. companies, encompassing about three-quarters of the U.S. stock market’s value. Stocks of every style and from every industry sector are represented.

During the period, large-cap stocks outperformed their mid- and small-cap counterparts, and growth stocks outpaced value.

Nine of the portfolio’s 11 industry sectors recorded gains, with three above 10%. Information technology, the portfolio’s largest sector, returned about 17% and added most to results, largely because of strong earnings. Health care and consumer discretionary also posted double-digit gains. Health care stocks benefited from a number of factors, including favorable valuations and demographics, and consumer discretionary holdings were aided by improving consumer sentiment.

Financials, industrials, and consumer staples were the other top contributors to the portfolio’s strong showing.

Telecommunication services, which was hurt by higher interest rates, and energy, which lagged because of sluggish commodity prices, were the only two sectors that detracted from performance.

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

Total Returns
		Six Months Ended
		June 30, 2017
Vanguard Equity Index Portfolio		9.28%
S&P 500 Index		9.34
Variable Insurance Large-Cap Core Funds Average[1]		8.99

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.15%	0.39%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the annualized expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Equity Index Portfolio

Portfolio Profile

As of June 30, 2017

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	505	505	3,800
Median Market Cap $87.8B		$87.8B	$59.8B
Price/Earnings Ratio	21.5x	21.5x	21.2x
Price/Book Ratio	3.0x	3.0x	2.9x
Yield[3]	1.9%	1.9%	1.8%
Return on Equity	24.1%	24.1%	16.3%
Earnings Growth Rate	8.1%	8.1%	10.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	5%	—	—
Expense Ratio[5]	0.15%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	1.00	0.97

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	12.3%	12.3%	12.7%
Consumer Staples	9.0	9.1	8.0
Energy	6.0	6.0	5.6
Financials	14.5	14.5	15.0
Health Care	14.5	14.5	14.0
Industrials	10.3	10.3	10.8
Information
Technology	22.4	22.2	21.4
Materials	2.8	2.9	3.3
Real Estate	2.9	2.9	4.1
Telecommunication
Services	2.1	2.1	1.9
Utilities	3.2	3.2	3.2

Ten Largest Holdings[6] (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	3.6%
Alphabet Inc.	Internet Software
	& Services	2.6
Microsoft Corp.	Systems Software	2.5
Amazon.com Inc.	Internet & Direct
	Marketing Retail	1.8
Facebook Inc.	Internet Software
	& Services	1.7
Johnson & Johnson	Pharmaceuticals	1.7
Exxon Mobil Corp.	Integrated Oil & Gas	1.6
JPMorgan Chase & Co. Diversified Banks		1.6
Berkshire Hathaway Inc. Multi-Sector Holdings		1.5
Wells Fargo & Co.	Diversified Banks	1.2
Top Ten		19.8%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the annualized expense ratio was 0.15%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2006–June 30, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	17.73%	14.48%	7.07%

1 Six months ended June 30, 2017.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.2%)[1]
Consumer Discretionary (12.2%)
*	Amazon.com Inc.	89,312	86,454
	Comcast Corp. Class A	1,065,516	41,470
	Home Depot Inc.	269,111	41,282
	Walt Disney Co.	326,635	34,705
	McDonald’s Corp.	183,891	28,165
*	Priceline Group Inc.	11,039	20,649
	Starbucks Corp.	327,202	19,079
	NIKE Inc. Class B	297,578	17,557
	Time Warner Inc.	173,851	17,456
*	Charter Communications
	Inc. Class A	48,306	16,272
	Lowe’s Cos. Inc.	193,101	14,971
*	Netflix Inc.	96,641	14,439
	General Motors Co.	309,227	10,801
	TJX Cos. Inc.	144,725	10,445
	Ford Motor Co.	876,481	9,808
	Marriott International
	Inc. Class A	70,621	7,084
	Twenty-First Century Fox
	Inc. Class A	236,271	6,696
	Target Corp.	124,804	6,526
	Carnival Corp.	93,825	6,152
	Newell Brands Inc.	108,235	5,804
	Yum! Brands Inc.	75,445	5,565
	CBS Corp. Class B	83,481	5,324
	Delphi Automotive plc	60,719	5,322
	Ross Stores Inc.	88,452	5,106
*	O’Reilly Automotive Inc.	20,577	4,501
	Omnicom Group Inc.	52,615	4,362
	VF Corp.	72,040	4,150
	Dollar General Corp.	57,288	4,130
	Royal Caribbean Cruises Ltd.	37,592	4,106
	Expedia Inc.	27,217	4,054
*	Ulta Beauty Inc.	13,133	3,774
*	Dollar Tree Inc.	52,987	3,705
*	AutoZone Inc.	6,383	3,641
	Best Buy Co. Inc.	61,091	3,502
*	Mohawk Industries Inc.	14,158	3,422
	Whirlpool Corp.	16,815	3,222
*	DISH Network Corp. Class A	51,159	3,211
	Genuine Parts Co.	33,518	3,109
	Twenty-First Century
	Fox Inc.	109,157	3,042
	Coach Inc.	62,961	2,981
	L Brands Inc.	54,089	2,915
	Hilton Worldwide
	Holdings Inc.	46,129	2,853
	Hasbro Inc.	25,190	2,809
*	Chipotle Mexican Grill Inc.
	Class A	6,446	2,682
*	CarMax Inc.	42,187	2,660
	DR Horton Inc.	76,827	2,656
	Viacom Inc. Class B	77,926	2,616
	Darden Restaurants Inc.	28,049	2,537
	Lennar Corp. Class A	45,845	2,444
	Wynn Resorts Ltd.	17,855	2,395

	Wyndham Worldwide Corp.	23,576	2,367
*	LKQ Corp.	68,918	2,271
	Tiffany & Co.	24,107	2,263
	Interpublic Group of Cos. Inc.	88,667	2,181
	Harley-Davidson Inc.	39,536	2,136
	PVH Corp.	17,705	2,027
	Hanesbrands Inc.	85,935	1,990
	Goodyear Tire & Rubber Co.	56,584	1,978
	Advance Auto Parts Inc.	16,676	1,944
	BorgWarner Inc.	45,250	1,917
	Mattel Inc.	77,658	1,672
	Tractor Supply Co.	29,546	1,602
	Macy’s Inc.	68,223	1,586
	Leggett & Platt Inc.	30,144	1,583
	PulteGroup Inc.	64,525	1,583
	News Corp. Class A	112,923	1,547
	Kohl’s Corp.	39,671	1,534
	Staples Inc.	147,351	1,484
	Foot Locker Inc.	29,878	1,472
	Scripps Networks
	Interactive Inc. Class A	21,471	1,467
	H&R Block Inc.	46,318	1,432
*	Michael Kors Holdings Ltd.	36,659	1,329
	Garmin Ltd.	25,915	1,322
	Nordstrom Inc.	25,646	1,227
*	Discovery Communications
	Inc.	48,318	1,218
	Gap Inc.	49,209	1,082
	Bed Bath & Beyond Inc.	34,108	1,037
	Signet Jewelers Ltd.	15,720	994
*	TripAdvisor Inc.	25,217	963
	Ralph Lauren Corp. Class A	12,532	925
*,^ Under Armour Inc. Class A		41,467	902
*	Discovery Communications
	Inc. Class A	34,818	899
*	Under Armour Inc.	41,752	842
*	AutoNation Inc.	15,181	640
			574,027
Consumer Staples (9.0%)
	Procter & Gamble Co.	575,848	50,185
	Philip Morris
	International Inc.	349,700	41,072
	Coca-Cola Co.	867,687	38,916
	PepsiCo Inc.	321,600	37,142
	Altria Group Inc.	435,475	32,430
	Wal-Mart Stores Inc.	332,529	25,166
	CVS Health Corp.	230,261	18,527
	Costco Wholesale Corp.	98,472	15,749
	Walgreens Boots Alliance
	Inc.	191,435	14,991
	Mondelez International Inc.
	Class A	342,755	14,804
	Colgate-Palmolive Co.	198,172	14,690
	Reynolds American Inc.	185,656	12,075
	Kraft Heinz Co.	133,920	11,469
	Kimberly-Clark Corp.	79,812	10,305
	Constellation Brands Inc.
	Class A	38,705	7,498

General Mills Inc.	130,214	7,214
Sysco Corp.	111,508	5,612
Archer-Daniels-Midland Co.	128,212	5,305
Kroger Co.	207,438	4,837
Estee Lauder Cos. Inc.
Class A	49,868	4,786
Monster Beverage Corp.	90,266	4,484
Tyson Foods Inc. Class A	64,732	4,054
Kellogg Co.	56,718	3,940
Clorox Co.	28,887	3,849
Dr Pepper Snapple Group
Inc.	41,242	3,758
Molson Coors Brewing Co.
Class B	41,560	3,588
Hershey Co.	31,290	3,360
Conagra Brands Inc.	92,771	3,318
JM Smucker Co.	26,095	3,088
Whole Foods Market Inc.	71,440	3,008
Church & Dwight Co. Inc.	57,488	2,982
McCormick & Co. Inc.	25,665	2,503
Campbell Soup Co.	43,516	2,269
Hormel Foods Corp.	60,520	2,064
Coty Inc. Class A	105,788	1,985
Brown-Forman Corp.
Class B	39,750	1,932
		422,955
Energy (6.0%)
Exxon Mobil Corp.	953,927	77,011
Chevron Corp.	426,561	44,503
Schlumberger Ltd.	312,975	20,606
ConocoPhillips	277,487	12,198
EOG Resources Inc.	129,482	11,721
Occidental Petroleum Corp.	171,545	10,270
Halliburton Co.	194,670	8,314
Kinder Morgan Inc.	431,084	8,260
Phillips 66	99,040	8,190
Valero Energy Corp.	101,235	6,829
Marathon Petroleum Corp.	118,504	6,201
Pioneer Natural
Resources Co.	38,047	6,072
Anadarko Petroleum Corp.	125,509	5,691
Williams Cos. Inc.	185,431	5,615
Baker Hughes Inc.	95,485	5,205
ONEOK Inc.	85,512	4,460
Apache Corp.	85,189	4,083
Concho Resources Inc.	33,418	4,061
Devon Energy Corp.	117,723	3,764
Tesoro Corp.	33,963	3,179
Noble Energy Inc.	102,186	2,892
TechnipFMC plc	104,610	2,845
National Oilwell Varco Inc.	84,822	2,794
Cabot Oil & Gas Corp.	107,024	2,684
Hess Corp.	60,243	2,643
EQT Corp.	39,157	2,294
Marathon Oil Corp.	191,483	2,269
Cimarex Energy Co.	21,306	2,003
Helmerich & Payne Inc.	24,328	1,322
Newfield Exploration Co.	44,938	1,279

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Range Resources Corp.	42,381	982
	Murphy Oil Corp.	36,637	939
*	Chesapeake Energy Corp.	171,143	851
*	Transocean Ltd.	87,758	722
			282,752
Financials (14.4%)
	JPMorgan Chase & Co.	799,732	73,096
*	Berkshire Hathaway Inc.
	Class B	396,163	67,098
	Wells Fargo & Co.	1,011,160	56,028
	Bank of America Corp.	2,240,346	54,351
	Citigroup Inc.	619,727	41,447
	US Bancorp	357,582	18,566
	Goldman Sachs Group Inc.	82,406	18,286
	Chubb Ltd.	104,532	15,197
	Morgan Stanley	322,616	14,376
	American Express Co.	169,990	14,320
	PNC Financial Services
	Group Inc.	109,096	13,623
	MetLife Inc.	244,068	13,409
	American International
	Group Inc.	197,460	12,345
	Bank of New York Mellon
	Corp.	232,968	11,886
	Charles Schwab Corp.	272,761	11,718
	BlackRock Inc.	27,318	11,539
	Prudential Financial Inc.	96,465	10,432
	CME Group Inc.	76,235	9,548
	Marsh & McLennan
	Cos. Inc.	115,571	9,010
	Capital One Financial Corp.	107,928	8,917
	Intercontinental Exchange
	Inc.	133,725	8,815
	S&P Global Inc.	57,945	8,459
	BB&T Corp.	181,490	8,241
	Travelers Cos. Inc.	62,751	7,940
	Aon plc	58,886	7,829
	Allstate Corp.	81,984	7,251
	State Street Corp.	80,600	7,232
	Aflac Inc.	90,064	6,996
	SunTrust Banks Inc.	110,331	6,258
	Progressive Corp.	130,379	5,748
	M&T Bank Corp.	34,559	5,597
	Discover Financial Services	86,543	5,382
*	Berkshire Hathaway Inc.
	Class A	21	5,349
	Synchrony Financial	172,939	5,157
	Northern Trust Corp.	48,247	4,690
	KeyCorp	246,782	4,625
	Moody’s Corp.	37,240	4,531
	Hartford Financial Services
	Group Inc.	84,264	4,430
	Ameriprise Financial Inc.	34,727	4,420
	Fifth Third Bancorp	168,514	4,375
	Willis Towers Watson plc	28,731	4,179
	Citizens Financial Group Inc.	114,315	4,079
	T. Rowe Price Group Inc.	54,839	4,070
	Regions Financial Corp.	270,653	3,962
	Principal Financial Group Inc.	60,264	3,861
	Franklin Resources Inc.	77,724	3,481
	Lincoln National Corp.	50,750	3,430
	Huntington Bancshares Inc.	245,345	3,317
	Invesco Ltd.	90,554	3,187
	Comerica Inc.	39,628	2,902
	Loews Corp.	61,927	2,899
	XL Group Ltd.	59,743	2,617
	Cincinnati Financial Corp.	33,615	2,435
	Unum Group	51,323	2,393
*	E*TRADE Financial Corp.	62,151	2,364
	Everest Re Group Ltd.	9,246	2,354

	Arthur J Gallagher & Co.	40,374	2,311
	Raymond James Financial
	Inc.	28,792	2,310
	Affiliated Managers Group
	Inc.	12,808	2,124
	Zions Bancorporation	45,395	1,993
	Leucadia National Corp.	73,114	1,913
	Torchmark Corp.	24,634	1,884
	CBOE Holdings Inc.	20,497	1,873
	Nasdaq Inc.	26,017	1,860
	People’s United Financial Inc. 77,625		1,371
	Assurant Inc.	12,487	1,295
	Navient Corp.	65,635	1,093
			680,074
Health Care (14.4%)
	Johnson & Johnson	606,350	80,214
	Pfizer Inc.	1,343,570	45,131
	UnitedHealth Group Inc.	217,000	40,236
	Merck & Co. Inc.	616,461	39,509
	Amgen Inc.	165,346	28,478
	Medtronic plc	307,347	27,277
	AbbVie Inc.	357,874	25,949
*	Celgene Corp.	175,880	22,842
	Gilead Sciences Inc.	293,438	20,770
	Bristol-Myers Squibb Co.	370,796	20,661
	Abbott Laboratories	390,729	18,993
	Allergan plc	75,278	18,299
	Eli Lilly & Co.	218,009	17,942
	Thermo Fisher Scientific Inc.	87,639	15,290
*	Biogen Inc.	48,088	13,049
	Danaher Corp.	136,992	11,561
	Aetna Inc.	74,486	11,309
	Anthem Inc.	59,358	11,167
	Becton Dickinson and Co.	51,247	9,999
	Cigna Corp.	57,709	9,660
	Stryker Corp.	69,488	9,644
*	Express Scripts Holding Co.	133,610	8,530
*	Boston Scientific Corp.	306,162	8,487
*	Regeneron Pharmaceuticals
	Inc.	17,073	8,385
	McKesson Corp.	47,574	7,828
	Humana Inc.	32,484	7,816
*	Intuitive Surgical Inc.	8,242	7,709
*	Vertex Pharmaceuticals Inc.	55,785	7,189
	Zoetis Inc.	110,471	6,891
	Baxter International Inc.	109,093	6,604
*	Alexion Pharmaceuticals Inc.	50,403	6,133
	Zimmer Biomet Holdings Inc.	45,115	5,793
*	Illumina Inc.	32,762	5,685
*	HCA Healthcare Inc.	64,780	5,649
*	Edwards Lifesciences Corp.	47,622	5,631
	Cardinal Health Inc.	70,769	5,514
	CR Bard Inc.	16,154	5,106
*	Incyte Corp.	37,906	4,773
*	Cerner Corp.	66,076	4,392
	Agilent Technologies Inc.	72,231	4,284
*	Mylan NV	103,332	4,011
*	Laboratory Corp. of America
	Holdings	23,078	3,557
	AmerisourceBergen Corp.
	Class A	37,106	3,508
*	Mettler-Toledo International
	Inc.	5,858	3,448
	Quest Diagnostics Inc.	30,980	3,444
	Dentsply Sirona Inc.	51,504	3,340
*	Waters Corp.	17,907	3,292
*	Henry Schein Inc.	17,750	3,249
*	IDEXX Laboratories Inc.	19,870	3,207
*	Centene Corp.	38,903	3,108
*	Hologic Inc.	62,569	2,839

	Cooper Cos. Inc.	10,907	2,611
*	Align Technology Inc.	17,000	2,552
	Universal Health Services Inc.
	Class B	20,152	2,460
	Perrigo Co. plc	32,154	2,428
*	DaVita Inc.	35,104	2,273
*	Varian Medical Systems Inc.	20,972	2,164
	PerkinElmer Inc.	24,856	1,694
*	Envision Healthcare Corp.	26,393	1,654
*	Mallinckrodt plc	22,261	997
	Patterson Cos. Inc.	18,400	864
			677,079
Industrials (10.2%)
	General Electric Co.	1,959,142	52,916
	3M Co.	134,537	28,009
	Boeing Co.	126,356	24,987
	Honeywell International Inc. 170,923		22,782
	United Technologies Corp.	168,238	20,544
	Union Pacific Corp.	182,666	19,894
	United Parcel Service Inc.
	Class B	154,695	17,108
	Lockheed Martin Corp.	56,066	15,564
	Caterpillar Inc.	132,733	14,263
	General Dynamics Corp.	63,832	12,645
	FedEx Corp.	55,055	11,965
	CSX Corp.	207,949	11,346
	Raytheon Co.	65,710	10,611
	Northrop Grumman Corp.	39,207	10,065
	Illinois Tool Works Inc.	70,010	10,029
	Johnson Controls
	International plc	210,732	9,137
	Delta Air Lines Inc.	164,032	8,815
	Emerson Electric Co.	144,810	8,634
	Southwest Airlines Co.	136,089	8,457
	Deere & Co.	65,791	8,131
	Norfolk Southern Corp.	65,161	7,930
	Eaton Corp. plc	100,977	7,859
	Waste Management Inc.	90,835	6,663
	Cummins Inc.	34,684	5,626
	American Airlines Group Inc. 110,808		5,576
	Ingersoll-Rand plc	58,179	5,317
	Roper Technologies Inc.	22,867	5,294
	PACCAR Inc.	78,730	5,199
*	United Continental Holdings
	Inc.	64,505	4,854
	Stanley Black & Decker Inc.	34,227	4,817
	Parker-Hannifin Corp.	30,012	4,797
	Rockwell Automation Inc.	28,856	4,673
	Fortive Corp.	67,546	4,279
	Rockwell Collins Inc.	36,561	3,842
	Equifax Inc.	27,020	3,713
	Republic Services Inc.
	Class A	52,002	3,314
*	IHS Markit Ltd.	71,207	3,136
	AMETEK Inc.	51,504	3,120
	TransDigm Group Inc.	11,138	2,995
	L3 Technologies Inc.	17,581	2,937
*	Verisk Analytics Inc. Class A	34,772	2,934
	Nielsen Holdings plc	75,445	2,917
	Textron Inc.	60,590	2,854
	Fastenal Co.	64,868	2,824
	Dover Corp.	35,054	2,812
	Masco Corp.	72,055	2,753
	Alaska Air Group Inc.	27,914	2,506
	Kansas City Southern	23,857	2,497
	Pentair plc	37,474	2,494
	Cintas Corp.	19,450	2,451
	Expeditors International of
	Washington Inc.	40,558	2,291

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Fortune Brands Home &
	Security Inc.	34,633	2,259
	Arconic Inc.	99,559	2,255
	Xylem Inc.	40,248	2,231
	CH Robinson Worldwide Inc.	31,982	2,197
	WW Grainger Inc.	12,100	2,184
*	United Rentals Inc.	19,058	2,148
	Snap-on Inc.	13,036	2,060
	Acuity Brands Inc.	10,008	2,034
	JB Hunt Transport Services
	Inc.	19,680	1,798
	Allegion plc	21,593	1,752
	Jacobs Engineering Group
	Inc.	27,372	1,489
*	Stericycle Inc.	19,312	1,474
	Fluor Corp.	31,276	1,432
	Robert Half International Inc.	28,739	1,377
	Flowserve Corp.	29,644	1,376
*	Quanta Services Inc.	34,094	1,122
			480,364
Information Technology (22.1%)
	Apple Inc.	1,173,659	169,030
	Microsoft Corp.	1,738,144	119,810
*	Facebook Inc. Class A	532,188	80,350
*	Alphabet Inc. Class A	67,012	62,300
*	Alphabet Inc. Class C	67,181	61,049
	Visa Inc. Class A	415,558	38,971
	Intel Corp.	1,061,689	35,821
	Cisco Systems Inc.	1,124,543	35,198
	Oracle Corp.	676,277	33,909
	International Business
	Machines Corp.	192,652	29,636
	Mastercard Inc. Class A	211,550	25,693
	Broadcom Ltd.	90,054	20,987
	NVIDIA Corp.	134,006	19,372
	QUALCOMM Inc.	331,663	18,314
	Accenture plc Class A	139,765	17,286
	Texas Instruments Inc.	224,469	17,268
*	Adobe Systems Inc.	111,279	15,739
*	PayPal Holdings Inc.	252,174	13,534
*	salesforce.com Inc.	150,620	13,044
	Automatic Data Processing
	Inc.	100,733	10,321
	Applied Materials Inc.	242,404	10,014
	Activision Blizzard Inc.	155,315	8,941
	Cognizant Technology
	Solutions Corp. Class A	132,544	8,801
*	eBay Inc.	226,974	7,926
*	Electronic Arts Inc.	69,160	7,312
	Intuit Inc.	54,559	7,246
*	Micron Technology Inc.	232,699	6,948
	HP Inc.	380,240	6,647
	Analog Devices Inc.	81,712	6,357
	Fidelity National Information
	Services Inc.	73,774	6,300
	TE Connectivity Ltd.	79,779	6,277
	Corning Inc.	208,388	6,262
	Hewlett Packard
	Enterprise Co.	373,840	6,202
*	Fiserv Inc.	48,130	5,888
	Western Digital Corp.	64,598	5,723
	Lam Research Corp.	36,525	5,166
	Amphenol Corp. Class A	69,000	5,094
	DXC Technology Co.	63,662	4,884
*	Autodesk Inc.	44,171	4,453
	Paychex Inc.	71,599	4,077
	Skyworks Solutions Inc.	41,487	3,981
	Microchip Technology Inc.	51,507	3,975
	Symantec Corp.	138,852	3,923
*	Red Hat Inc.	40,168	3,846

	Xilinx Inc.	56,076	3,607
	Alliance Data Systems Corp.	12,599	3,234
	Motorola Solutions Inc.	37,222	3,229
	KLA-Tencor Corp.	35,193	3,220
	Global Payments Inc.	34,305	3,098
	Harris Corp.	27,859	3,039
*	Citrix Systems Inc.	35,096	2,793
	Seagate Technology plc	66,750	2,587
*	Gartner Inc.	20,097	2,482
*	Synopsys Inc.	33,822	2,467
	NetApp Inc.	60,973	2,442
	CA Inc.	70,347	2,425
	Juniper Networks Inc.	85,771	2,391
*	ANSYS Inc.	19,248	2,342
*	Advanced Micro Devices
	Inc.	173,681	2,168
	Total System Services Inc.	37,148	2,164
	Western Union Co.	107,799	2,054
*	Akamai Technologies Inc.	39,052	1,945
*	F5 Networks Inc.	14,606	1,856
*	VeriSign Inc.	19,950	1,855
*	Qorvo Inc.	28,349	1,795
	Xerox Corp.	47,986	1,379
	FLIR Systems Inc.	31,063	1,077
	CSRA Inc.	32,614	1,035
			1,040,559
Materials (2.8%)
	Dow Chemical Co.	253,048	15,960
	EI du Pont de Nemours
	& Co.	194,112	15,667
	Monsanto Co.	98,380	11,644
	Praxair Inc.	63,934	8,474
	Ecolab Inc.	58,875	7,816
	Air Products & Chemicals Inc.	48,835	6,986
	Sherwin-Williams Co.	18,223	6,396
	PPG Industries Inc.	57,646	6,339
	LyondellBasell Industries NV
	Class A	74,096	6,253
	International Paper Co.	92,306	5,225
	Nucor Corp.	71,560	4,141
	Newmont Mining Corp.	119,281	3,863
	Vulcan Materials Co.	29,777	3,772
*	Freeport-McMoRan Inc.	298,390	3,584
	Ball Corp.	78,744	3,324
	WestRock Co.	56,140	3,181
	Martin Marietta Materials Inc.	14,134	3,146
	Eastman Chemical Co.	33,006	2,772
	Albemarle Corp.	25,240	2,664
	International Flavors &
	Fragrances Inc.	17,742	2,395
	FMC Corp.	30,094	2,198
	Sealed Air Corp.	43,496	1,947
	Mosaic Co.	78,443	1,791
	Avery Dennison Corp.	20,028	1,770
	CF Industries Holdings Inc.	52,465	1,467
			132,775
Real Estate (2.9%)
	American Tower Corporation	95,840	12,681
	Simon Property Group Inc.	70,198	11,355
	Crown Castle International
	Corp.	82,429	8,258
	Equinix Inc.	17,444	7,486
	Public Storage	33,529	6,992
	Prologis Inc.	118,821	6,968
	Welltower Inc.	81,331	6,088
	AvalonBay Communities Inc.	30,920	5,942
	Weyerhaeuser Co.	168,125	5,632
	Ventas Inc.	79,597	5,530
	Equity Residential	82,404	5,425

	Boston Properties Inc.	34,487	4,243
	Digital Realty Trust Inc.	35,741	4,037
	Essex Property Trust Inc.	14,697	3,781
	Vornado Realty Trust	38,594	3,624
	Realty Income Corp.	61,109	3,372
	HCP Inc.	105,031	3,357
	GGP Inc.	131,082	3,088
	Host Hotels & Resorts Inc.	165,918	3,031
	Mid-America Apartment
	Communities Inc.	25,447	2,682
*	CBRE Group Inc. Class A	67,516	2,457
	Alexandria Real Estate
	Equities Inc.	20,010	2,411
	SL Green Realty Corp.	22,654	2,397
	UDR Inc.	59,978	2,337
	Extra Space Storage Inc.	28,182	2,198
	Federal Realty Investment
	Trust	16,298	2,060
	Regency Centers Corp.	32,781	2,053
	Iron Mountain Inc.	55,069	1,892
	Kimco Realty Corp.	96,222	1,766
	Macerich Co.	27,077	1,572
	Apartment Investment &
	Management Co.	35,233	1,514
			136,229
Telecommunication Services (2.1%)
	AT&T Inc.	1,384,126	52,223
	Verizon Communications
	Inc.	918,408	41,016
*	Level 3 Communications
	Inc.	65,565	3,888
	CenturyLink Inc.	122,574	2,927
			100,054
Utilities (3.1%)
	NextEra Energy Inc.	104,989	14,712
	Duke Energy Corp.	157,012	13,125
	Dominion Energy Inc.	140,968	10,802
	Southern Co.	222,492	10,653
	American Electric Power
	Co. Inc.	110,363	7,667
	PG&E Corp.	113,825	7,555
	Exelon Corp.	208,023	7,503
	Sempra Energy	56,211	6,338
	PPL Corp.	152,569	5,898
	Edison International	73,113	5,717
	Consolidated Edison Inc.	68,467	5,533
	Xcel Energy Inc.	113,840	5,223
	Public Service Enterprise
	Group Inc.	113,587	4,885
	WEC Energy Group Inc.	71,102	4,364
	Eversource Energy	71,134	4,319
	DTE Energy Co.	40,248	4,258
	American Water Works
	Co. Inc.	40,085	3,125
	Entergy Corp.	40,193	3,086
	Ameren Corp.	54,811	2,996
	CMS Energy Corp.	63,260	2,926
	FirstEnergy Corp.	99,702	2,907
	CenterPoint Energy Inc.	96,689	2,647
	SCANA Corp.	32,051	2,148
	Pinnacle West Capital Corp.	24,957	2,125
	Alliant Energy Corp.	51,053	2,051
	NiSource Inc.	72,451	1,837
	AES Corp.	148,070	1,645
	NRG Energy Inc.	71,474	1,231
			147,276
Total Common Stocks
(Cost $3,213,146)			4,674,144

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.8%)
[2,3] Vanguard Market Liquidity
	Fund, 1.181%	387,959	38,803

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[4]	United States Treasury Bill,
	0.918%, 9/14/17	500	499
[4]	United States Treasury Bill,
	0.923%, 9/21/17	500	499
[4]	United States Treasury Bill,
	0.949%, 10/19/17	400	399
			1,397
Total Temporary Cash Investments
(Cost $40,200)			40,200
Total Investments (100.0%)
(Cost $3,253,346)			4,714,344

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	309
Receivables for Accrued Income	4,693
Receivables for Capital Shares Issued	2,428
Other Assets[4]	124
Total Other Assets	7,554
Liabilities
Payables for Investment Securities Purchased (2,024)
Collateral for Securities on Loan	(594)
Payables for Capital Shares Redeemed	(2,943)
Payables to Vanguard	(3,132)
Total Liabilities	(8,693)
Net Assets (100%)
Applicable to 127,469,236 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,713,205
Net Asset Value Per Share $36.98

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	3,179,097
Undistributed Net Investment Income	37,891
Accumulated Net Realized Gains	35,395
Unrealized Appreciation (Depreciation)
Investment Securities	1,460,998
Futures Contracts	(176)
Net Assets	4,713,205

• See Note A in Notes to Financial Statements. * Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $588,000.

1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $594,000 of collateral received for securities on loan.

4 Securities with a value of $1,397,000 and cash of $105,000 have been segregated as initial margin for open futures contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Dividends	44,456
Interest[1]	109
Securities Lending—Net	17
Total Income	44,582
Expenses
The Vanguard Group—Note B
Investment Advisory Services	550
Management and Administrative	2,415
Marketing and Distribution	340
Custodian Fees	36
Shareholders’ Reports	68
Trustees’ Fees and Expenses	2
Total Expenses	3,411
Net Investment Income	41,171
Realized Net Gain (Loss)
Investment Securities Sold[1]	33,579
Futures Contracts	1,765
Realized Net Gain (Loss)	35,344
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	324,759
Futures Contracts	(58)
Change in Unrealized Appreciation
(Depreciation)	324,701
Net Increase (Decrease) in Net Assets
Resulting from Operations	401,216
1 Interest income and realized net gain (loss) from an affiliated company of the portfolio were $105,000 and $0, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	41,171	85,626
Realized Net Gain (Loss)	35,344	145,708
Change in Unrealized Appreciation (Depreciation)	324,701	236,189
Net Increase (Decrease) in Net Assets Resulting from Operations	401,216	467,523
Distributions
Net Investment Income	(85,191)	(91,047)
Realized Capital Gain[1]	(145,507)	(74,373)
Total Distributions	(230,698)	(165,420)
Capital Share Transactions
Issued	227,758	466,783
Issued in Lieu of Cash Distributions	230,698	165,420
Redeemed	(245,100)	(589,792)
Net Increase (Decrease) from Capital Share Transactions	213,356	42,411
Total Increase (Decrease)	383,874	344,514
Net Assets
Beginning of Period	4,329,331	3,984,817
End of Period[2]	4,713,205	4,329,331

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $3,181,000 and $600,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $37,891,000 and $81,911,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$35.63	$33.25	$34.44	$31.50	$24.93	$22.85
Investment Operations
Net Investment Income	.322	.704	.759[1]	.587	.545	.512
Net Realized and Unrealized Gain (Loss)
on Investments	2.921	3.055	(.338)	3.522	7.235	3.062
Total from Investment Operations	3.243	3.759	.421	4.109	7.780	3.574
Distributions
Dividends from Net Investment Income	(.699)	(.759)	(.569)	(.555)	(.505)	(.474)
Distributions from Realized Capital Gains	(1.194)	(.620)	(1.042)	(.614)	(.705)	(1.020)
Total Distributions	(1.893)	(1.379)	(1.611)	(1.169)	(1.210)	(1.494)
Net Asset Value, End of Period	$36.98	$35.63	$33.25	$34.44	$31.50	$24.93

Total Return	9.28%	11.81%	1.27%	13.51%	32.18%	15.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,713	$4,329	$3,985	$3,784	$3,199	$2,418
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.16%	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.81%	2.08%	2.31%[1]	1.88%	1.96%	2.13%
Portfolio Turnover Rate	5%	7%	4%	7%	8%	9%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.13 and 0.35%, respectively, resulting from a special dividend from Medtronic plc in January 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2017, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount

Vanguard Equity Index Portfolio

owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the portfolio had contributed to Vanguard capital in the amount of $309,000, representing 0.01% of the portfolio’s net assets and 0.12% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,674,144	—	—
Temporary Cash Investments	38,803	1,397	—
Futures Contracts—Assets[1]	15	—	—
Total	4,712,962	1,397	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Equity Index Portfolio

D. At June 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2017	338	40,913	(176)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2017, the cost of investment securities for tax purposes was $3,253,346,000. Net unrealized appreciation of investment securities for tax purposes was $1,460,998,000, consisting of unrealized gains of $1,641,276,000 on securities that had risen in value since their purchase and $180,278,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2017, the portfolio purchased $111,048,000 of investment securities and sold $108,224,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2017	December 31, 2016
	Shares	Shares
	(000)	(000)
Issued	6,205	14,135
Issued in Lieu of Cash Distributions	6,442	5,208
Redeemed	(6,681)	(17,679)
Net Increase (Decrease) in Shares Outstanding	5,966	1,664

At June 30, 2017, three shareholders (including an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Vanguard Total Stock Market Index Portfolio) were each a record or beneficial owner of 30% or more of the portfolio’s net assets, with a combined ownership of 96%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2016	6/30/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,092.75	$0.78
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.05	0.75

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (181/365).

Vanguard Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory expenses were also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages for this portfolio.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard Equity Index Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Vanguard® Growth Portfolio

Advisors’ Report

Vanguard Growth Portfolio returned 15.20% for the six months ended June 30, 2017. Its peers returned 16.08% on average, and its benchmark index returned 13.99%. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is overseen by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the period and of the effect it had on the portfolio’s positioning. These reports were prepared on July 19, 2017.

Wellington Management Company LLP

Portfolio Manager: Andrew J. Shilling, CFA,

Senior Managing Director

Our portion of the portfolio seeks to outperform growth indexes and the longer-term broad market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies that possess a clear competitive advantage that will enable them to sustain above-average growth.

U.S. equities, as measured by the S&P 500 Index, gained 9.34% during the half year. Growth stocks outperformed value stocks and large-cap companies led their smaller-cap peers.

Selection in the information technology, consumer staples, health care, and financial sectors contributed to relative results, along with holdings in materials, industrials, and real estate.

Sector allocation, an indirect result of our stock-specific decisions, helped as well, most notably an overweighted exposure to information technology and underweights to consumer staples and telecommunication services. However, security selection in consumer discretionary detracted, as did an underweighted allocation to health care.

Top contributors to relative performance included Alibaba, China’s largest e-commerce company, and ServiceNow, a provider of cloud-based services. Our decision to avoid Verizon Communications, a benchmark constituent that lagged, also boosted results. Top relative detractors included Uber Technologies, O’Reilly Automotive, and pharmaceutical company Bristol-Myers Squibb.

At the period’s close, our portfolio was most overweighted in the information technology, financial, and industrial sectors and most underweighted in materials and consumer discretionary. We had no exposure to utilities, energy, or telecommunications.

In an environment of moderate global growth and elevated uncertainty, we maintained our portfolio’s exposure to secular trends and long-cycle growth. We believe these durable growth drivers will yield attractive relative returns during a challenging period for investors. We remain true to our process, seeking to invest in companies with competitive advantages, strong balance sheets, experienced and proven management, and the ability to sustain above-average growth.

Total Returns
		Six Months Ended
		June 30, 2017
Vanguard Growth Portfolio		15.20%
Russell 1000 Growth Index		13.99
Variable Insurance Large-Cap Growth Funds Average[1]		16.08

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Growth
	Portfolio	Funds Average
Growth Portfolio	0.42%	0.87%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the Growth Portfolio’s annualized expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Growth Portfolio

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA
Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA

Christopher M. Ericksen, CFA

Daniel J. Prislin, CFA

During the six months, exposure to individual stocks drove the performance of our portion of the portfolio. The information technology sector contributed most, and consumer discretionary was the biggest detractor.

Our top performer was PayPal Holdings. The company reported positive financial results, with revenue up 19% year-over-year, driven largely by the growth in mobile payments. Active accounts climbed 11% year-over-year to a total of 203 million. Venmo, the firm’s peer-to-peer money transfer platform, did exceptionally well.

Transaction volume grew by 114% year-over-year, and the company intends to enable its merchants to accept the platform in order to capture more millennial customers. PayPal has created a powerful competitive position that is only getting stronger as it seeks ways to monetize and further utilize the Venmo brand. We believe the business is steady and the electronic payment industry has strong secular growth prospects.

Qualcomm detracted most during the period. In recent years, the company has been repeatedly challenged regarding its ability to collect royalties from its patent portfolio. The stock recovered in 2016 partly because the market believed most of these issues were over. But in January, Apple made a very public attack stating that Qualcomm had established a monopolistic position and leveraged it to charge its customers excessively. Management characterized the suit as merely a contract dispute and not a legitimate legal challenge. It believes

Apple’s public comments represent strategic posturing to secure better contract pricing. Because of its pattern of routine legal battles, we have exited the position.

The equity market has delivered positive absolute returns over the past several years. Nonetheless, we believe that a lack of meaningful volatility and tepid investor confidence in the global macroeconomic outlook demonstrate that more than just fundamental factors are affecting stock prices.

President Trump’s November 2016 election victory and the corresponding initial market reaction reflected growing investor optimism, at least in the short term, that potential policy shifts could stimulate economic growth. It is too early to determine the long-term direction or magnitude of such changes, but we will closely monitor President Trump’s tenure.

Regardless of policy outcomes, we maintain our long-term investment philosophy. We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

William Blair Investment
Management, LLC

Portfolio Managers:

James Golan, CFA, Partner

David Ricci, CFA, Partner

U.S. equities rose in the first half of 2017, with particular strength among growth-style indexes. Robust returns were driven by improving economic data, solid corporate earnings, and a continuation of late-2016 optimism for the pro-U.S. growth initiatives of the new administration. However, a

Vanguard Growth Portfolio Investment Advisors

Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	41	200	Employs proprietary fundamental research and a
Company LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-capitalization, sustainable-growth
			companies. The firm’s philosophy is based on the
			belief that stock prices often overreact to short-term
			trends and that bottom-up, intensive research focused
			on longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
Jackson Square Partners, LLC	41	197	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free-cash-flow generation that is
			attractively priced compared with the intrinsic value
			of the securities.
William Blair Investment	14	68	Uses a fundamental investment approach in pursuit
Management, LLC			of superior, long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments	4	17	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Growth Portfolio

sense of caution crept into the market late in the period as the European Central Bank signaled a potential shift in its accommodative monetary policy.

Grocery retailer Kroger was the worst performer in our portion of the portfolio. Shares declined after the company reported first-quarter results that were slightly better than expected but reduced full-year guidance by 10%. The following day, Amazon.com announced its intent to acquire Whole Foods Market, which put pressure on stocks linked to the U.S. grocery market. Other top detractors were O’Reilly Automotive (consumer discretionary), Schlumberger (energy), Union Pacific (industrials), and Starbucks (consumer discretionary), as well as a lack of holdings in Apple, the largest position in the benchmark.

Our biggest contributor was software company Red Hat. The firm outperformed after signing several large deals that accelerated growth. Other leaders were Adobe Systems (information technology), Cerner Corporation (health care), Mead Johnson Nutrition (consumer staples), and Amazon.com (consumer discretionary). Our higher growth bias and resulting lower dividend-yield exposure hindered results, although this was partially offset by our emphasis on companies with more durable fundamentals.

Looking forward, we acknowledge the diverging domestic fiscal and monetary forces and the potential shift toward less stimulative monetary policy outside of the United States. However, our focus remains on identifying businesses with idiosyncratic growth drivers that should power through a variety of economic or market scenarios and present attractive risk/reward opportunities.

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

Vanguard Growth Portfolio

Portfolio Profile

As of June 30, 2017

Portfolio Characteristics
	Comparative Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	108	557	3,800
Median Market Cap $64.2B		$86.0B	$59.8B
Price/Earnings Ratio	25.5x	25.9x	21.2x
Price/Book Ratio	5.0x	6.3x	2.9x
Yield[3]	0.40%	1.37%	1.84%
Return on Equity	19.0%	31.7%	16.3%
Earnings Growth Rate	11.2%	10.8%	10.0%
Foreign Holdings	0.6%	0.0%	0.0%
Turnover Rate[4]	29%	—	—
Expense Ratio[5]	0.42%	—	—
Short-Term Reserves	0.7%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.92	0.79
Beta	0.98	0.94

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	14.1%	18.6%	12.7%
Consumer Staples	3.1	7.6	8.0
Energy	0.4	0.8	5.6
Financials	7.1	3.4	15.0
Health Care	14.6	13.7	14.0
Industrials	9.3	12.3	10.8
Information Technology	44.3	36.1	21.4
Materials	0.7	3.9	3.3
Other	1.8	0.0	0.0
Real Estate	4.4	2.6	4.1
Telecommunication
Services	0.1	1.0	1.9
Utilities	0.1	0.0	3.2

Ten Largest Holdings[6] (% of total net assets)

Alphabet Inc.	Internet Software
	& Services	5.8%
Microsoft Corp.	Systems Software	4.1
Facebook Inc.	Internet Software
Class A	& Services	3.8
Mastercard Inc.	Data Processing
Class A	& Outsourced
	Services	3.6
PayPal Holdings Inc.	Data Processing
	& Outsourced
	Services	3.4
Visa Inc. Class A	Data Processing
	& Outsourced
	Services	3.2
Celgene Corp.	Biotechnology	2.9
eBay Inc.	Internet Software
	& Services	2.7
Apple Inc.	Technology Hardware,
	Storage & Peripherals	2.4
Intercontinental	Financial Exchanges
Exchange Inc.	& Data	2.4
Top Ten		34.3%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Growth Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the Growth Portfolio’s annualized expense ratio was 0.41%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2006–June 30, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

	Inception Date	One Year	Five Years	Ten Years
Growth Portfolio	6/7/1993	17.65%	15.09%	8.02%

1 Six months ended June 30, 2017.
See Financial Highlights for dividend and capital gains information.

Vanguard Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.9%)[1]
Consumer Discretionary (13.5%)
*	Amazon.com Inc.	9,527	9,222
	Home Depot Inc.	56,171	8,617
*	Liberty Interactive Corp.
	QVC Group Class A	338,079	8,296
*	Liberty Global plc	177,561	5,536
*	O’Reilly Automotive Inc.	21,565	4,717
*	TripAdvisor Inc.	106,291	4,060
*	Netflix Inc.	26,425	3,948
	Dollar General Corp.	48,816	3,519
*	Priceline Group Inc.	1,533	2,868
	Starbucks Corp.	48,600	2,834
	Hilton Worldwide Holdings
	Inc.	29,983	1,854
	Ross Stores Inc.	28,661	1,655
	Las Vegas Sands Corp.	25,389	1,622
*	Chipotle Mexican Grill Inc.
	Class A	3,820	1,590
*	Liberty Global plc Class A	47,898	1,539
*	Under Armour Inc.	67,503	1,361
*	AutoZone Inc.	2,060	1,175
	NIKE Inc. Class B	14,082	831
			65,244
Consumer Staples (2.8%)
*	Monster Beverage Corp.	104,959	5,215
	Estee Lauder Cos. Inc.
	Class A	40,812	3,917
	Constellation Brands Inc.
	Class A	15,430	2,989
	PepsiCo Inc.	11,455	1,323
			13,444
Energy (0.2%)
	Schlumberger Ltd.	11,220	739

Financials (6.5%)
	Intercontinental Exchange
	Inc.	179,087	11,805
	Charles Schwab Corp.	134,991	5,799
	Marsh & McLennan Cos.
	Inc.	32,267	2,516
*	Markel Corp.	2,462	2,403
	MarketAxess Holdings Inc.	8,961	1,802
	MSCI Inc. Class A	15,517	1,598
	Affiliated Managers Group
	Inc.	8,880	1,473
	Bank of America Corp.	56,855	1,379
	TD Ameritrade Holding
	Corp.	28,500	1,225
	Progressive Corp.	27,780	1,225
			31,225

Health Care (13.9%)
*	Celgene Corp.	107,254	13,929
*	Biogen Inc.	29,199	7,923
	Allergan plc	32,075	7,797
*	Quintiles IMS Holdings Inc.	74,046	6,627
	UnitedHealth Group Inc.	32,658	6,055
	Dentsply Sirona Inc.	78,755	5,107
	Bristol-Myers Squibb Co.	81,724	4,554
*	Edwards Lifesciences Corp.	30,248	3,577
	Zoetis Inc.	44,200	2,757
	Thermo Fisher Scientific Inc.	11,930	2,081
*	Regeneron Pharmaceuticals
	Inc.	3,593	1,765
	Danaher Corp.	20,510	1,731
*	ABIOMED Inc.	9,464	1,356
*	Cerner Corp.	17,120	1,138
*	Vertex Pharmaceuticals Inc.	6,395	824
			67,221
Industrials (8.9%)
	FedEx Corp.	33,571	7,296
	Nielsen Holdings plc	101,949	3,941
*	Verisk Analytics Inc.
	Class A	40,275	3,398
	Fastenal Co.	66,503	2,895
	Union Pacific Corp.	26,390	2,874
*	TransUnion	65,881	2,853
	AMETEK Inc.	46,365	2,808
	Equifax Inc.	18,802	2,584
*	IHS Markit Ltd.	56,476	2,487
	Lockheed Martin Corp.	8,912	2,474
	Northrop Grumman Corp.	7,333	1,882
	Fortune Brands Home &
	Security Inc.	25,843	1,686
	TransDigm Group Inc.	5,860	1,576
	Fortive Corp.	23,845	1,511
	JB Hunt Transport Services
	Inc.	15,669	1,432
	Snap-on Inc.	7,253	1,146
			42,843
Information Technology (43.2%)
	Microsoft Corp.	283,810	19,563
*	Facebook Inc. Class A	121,751	18,382
	Mastercard Inc. Class A	141,971	17,242
*	Alphabet Inc. Class C	18,891	17,167
*	PayPal Holdings Inc.	302,928	16,258
	Visa Inc. Class A	165,157	15,488
*	eBay Inc.	378,664	13,223
	Apple Inc.	81,971	11,806
*	Alphabet Inc. Class A	11,859	11,025
	Symantec Corp.	232,534	6,569
*	Electronic Arts Inc.	53,295	5,634
	Intuit Inc.	41,526	5,515

* Adobe Systems Inc.	36,886	5,217
NVIDIA Corp.	34,899	5,045
* FleetCor Technologies Inc.	27,621	3,983
* ServiceNow Inc.	33,158	3,515
* Autodesk Inc.	31,974	3,224
ASML Holding NV	21,624	2,818
Alliance Data Systems Corp.	10,773	2,765
Global Payments Inc.	30,314	2,738
CDW Corp.	42,860	2,680
* Alibaba Group Holding Ltd.
ADR	18,055	2,544
* salesforce.com Inc.	28,742	2,489
* Red Hat Inc.	25,390	2,431
* Workday Inc. Class A	23,622	2,291
Accenture plc Class A	16,380	2,026
Texas Instruments Inc.	25,510	1,963
* Zillow Group Inc.	35,341	1,732
Microchip Technology Inc.	20,510	1,583
* Take-Two Interactive
Software Inc.	21,524	1,580
		208,496
Materials (0.6%)
Sherwin-Williams Co.	4,628	1,624
PPG Industries Inc.	11,620	1,278
		2,902
Other (0.0%)
*,2 WeWork Class A PP	4,015	208

Real Estate (4.3%)
Crown Castle International
Corp.	87,452	8,761
Equinix Inc.	11,397	4,891
American Tower
Corporation	26,016	3,442
Public Storage	8,783	1,832
* SBA Communications Corp.
Class A	12,010	1,620
		20,546
Total Common Stocks
(Cost $333,248)		452,868
Preferred Stocks (1.5%)
*,2 Uber Technologies PP	104,984	4,353
*,2 WeWork Pfd. D1 PP	19,954	1,034
*,2 Pinterest Prf G PP	124,325	892
*,2 WeWork Pfd. D2 PP	15,678	812
*,2 Cloudera Inc. Pfd.	21,972	317
Total Preferred Stocks
(Cost $3,435)		7,408

Vanguard Growth Portfolio

		Market
		Value•
	Shares	($000)
Convertible Preferred Stocks (0.2%)
*,2 Airbnb Inc. (Cost $928)	9,972	1,047
Temporary Cash Investments (4.4%)[1]
Money Market Fund (3.6%)
[3] Vanguard Market Liquidity
Fund, 1.181%	174,608	17,464

	Face
	Amount
	($000)
Repurchase Agreement (0.4%)
Bank of America Securities,
LLC 1.090%, 7/3/17
(Dated 6/30/17,
Repurchase Value
$1,800,000, collateralized
by Government National
Mortgage Assn.
3.102%–4.537%,
7/20/65–10/20/65, with a
value of $1,836,000)	1,800	1,800

U.S. Government and Agency Obligations (0.4%)
United States Treasury Bill,
0.963%, 9/7/17	900	899
[4] United States Treasury Bill,
0.978%, 10/5/17	800	798
		1,697
Total Temporary Cash Investments
(Cost $20,961)		20,961
Total Investments (100.0%)
(Cost $358,572)		482,284

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	32
Receivables for Accrued Income	123
Receivables for Investment Securities Sold	4,259
Receivables for Capital Shares Issued	62
Other Assets	27
Total Other Assets	4,503
Liabilities
Payables for Investment Securities
Purchased	(3,010)
Payables to Investment Advisor	(160)
Payables for Capital Shares Redeemed	(468)
Payables to Vanguard	(800)
Total Liabilities	(4,438)
Net Assets (100%)
Applicable to 22,845,653 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	482,349
Net Asset Value Per Share	$21.11

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	348,697
Undistributed Net Investment Income	82
Accumulated Net Realized Gains	9,935
Unrealized Appreciation (Depreciation)
Investment Securities	123,712
Futures Contracts	(77)
Net Assets	482,349

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.6% and 0.7%, respectively, of net assets.
2 Restricted securities totaling $8,663,000, representing 1.8% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Securities with a value of $798,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
PP—Private Placement.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Dividends[1]	1,882
Interest [2]	81
Securities Lending—Net	1
Total Income	1,964
Expenses
Investment Advisory Fees—Note B
Basic Fee	322
Performance Adjustment	(23)
The Vanguard Group—Note C
Management and Administrative	554
Marketing and Distribution	31
Custodian Fees	7
Shareholders’ Reports	22
Total Expenses	913
Expenses Paid Indirectly	(5)
Net Expenses	908
Net Investment Income	1,056
Realized Net Gain (Loss)
Investment Securities Sold [2]	8,786
Futures Contracts	1,141
Realized Net Gain (Loss)	9,927
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	52,238
Futures Contracts	(37)
Change in Unrealized Appreciation
(Depreciation)	52,201
Net Increase (Decrease) in Net Assets
Resulting from Operations	63,184

1 Dividends are net of foreign withholding taxes of $4,000.

2 Interest income and realized net gain (loss) from affiliated companies of the portfolio were $73,000, and $1,000, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,056	2,383
Realized Net Gain (Loss)	9,927	29,036
Change in Unrealized Appreciation (Depreciation)	52,201	(37,606)
Net Increase (Decrease) in Net Assets Resulting from Operations	63,184	(6,187)
Distributions
Net Investment Income	(2,437)	(2,715)
Realized Capital Gain[1]	(28,841)	(51,792)
Total Distributions	(31,278)	(54,507)
Capital Share Transactions
Issued	31,639	29,917
Issued in Lieu of Cash Distributions	31,278	54,507
Redeemed	(27,729)	(114,085)
Net Increase (Decrease) from Capital Share Transactions	35,188	(29,661)
Total Increase (Decrease)	67,094	(90,355)
Net Assets
Beginning of Period	415,255	505,610
End of Period[2]	482,349	415,255

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $44,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $82,000 and $1,463,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.70	$22.58	$23.24	$20.62	$15.32	$12.99
Investment Operations
Net Investment Income	.051	.115	.127	.140	.089	.082
Net Realized and Unrealized Gain (Loss)
on Investments	2.848	(.465)	1.632	2.676	5.296	2.312
Total from Investment Operations	2.899	(.350)	1.759	2.816	5.385	2.394
Distributions
Dividends from Net Investment Income	(.116)	(.126)	(.141)	(.090)	(.085)	(.064)
Distributions from Realized Capital Gains	(1.373)	(2.404)	(2.278)	(.106)	—	—
Total Distributions	(1.489)	(2.530)	(2.419)	(.196)	(.085)	(.064)
Net Asset Value, End of Period	$21.11	$19.70	$22.58	$23.24	$20.62	$15.32

Total Return	15.20%	-1.08%	7.98%	13.79%	35.28%	18.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$482	$415	$506	$446	$411	$321
Ratio of Total Expenses to
Average Net Assets[1]	0.41%	0.42%	0.44%	0.43%	0.41%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.48%	0.53%	0.57%	0.65%	0.50%	0.58%
Portfolio Turnover Rate	29%	28%	38%	39%	38%	43%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.03%, 0.01%, (0.01%), and (0.01%).

Notes to Financial Statements

Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

Vanguard Growth Portfolio

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2017, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

Vanguard Growth Portfolio

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Wellington Management Company llp, Jackson Square Partners, LLC, and William Blair Investment Management, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp and Jackson Square Partners, LLC, are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding five years.

Vanguard manages the cash reserves of the portfolio as described below.

For the six months ended June 30, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before a decrease of $23,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the portfolio had contributed to Vanguard capital in the amount of $32,000, representing 0.01% of the portfolio’s net assets and 0.01% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2017, these arrangements reduced the portfolio’s expenses by $5,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Growth Portfolio

The following table summarizes the market value of the portfolio’s investments as of June 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	452,660	—	208
Preferred Stocks	—	317	7,091
Convertible Preferred Stocks	—	—	1,047
Temporary Cash Investments	17,464	3,497	—
Futures Contracts—Assets[1]	7	—	—
Total	470,131	3,814	8,346
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the portfolio in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended June 30, 2017. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

			Investments in
	Investments in	Investments in	Convertible
	Common Stocks	Preferred Stocks	Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)	($000)	($000)
Balance as of December 31, 2016	201	8,006	1,047
Transfers Out of Level 3	—	(320)	—
Change in Unrealized Appreciation (Depreciation)	7	(595)	—
Balance as of June 30, 2017	208	7,091	1,047
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2017, was ($588,000).

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of June 30, 2017:

	Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Common Stocks	208	Market Approach	Recent Market Transaction	$51.810
Preferred Stocks	7,091	Market Approach	Recent Market Transaction	51.810
			Discounted Recent Market Transaction	41.460
			Recent Market Transaction	7.179
Convertible Preferred Stocks	1,047	Market Approach	Recent Market Transaction	105.000

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

F. At June 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2017	146	17,673	(77)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Vanguard Growth Portfolio

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2017, the cost of investment securities for tax purposes was $358,572,000. Net unrealized appreciation of investment securities for tax purposes was $123,712,000, consisting of unrealized gains of $135,521,000 on securities that had risen in value since their purchase and $11,809,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended June 30, 2017, the portfolio purchased $63,898,000 of investment securities and sold $70,266,000 of investment securities, other than temporary cash investments.

I.	Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2017	December 31, 2016
	Shares	Shares
	(000)	(000)
Issued	1,531	1,485
Issued in Lieu of Cash Distributions	1,576	2,882
Redeemed	(1,335)	(5,688)
Net Increase (Decrease) in Shares Outstanding	1,772	(1,321)

At June 30, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 79% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

J. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	12/31/2016	6/30/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,151.99	$2.19
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.76	2.06

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Growth Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Growth Portfolio has renewed the portfolio’s investment advisory arrangements with Jackson Square Partners, LLC (Jackson Square), Wellington Management Company llp (Wellington Management), and William Blair Investment Management, LLC (William Blair). The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following: Jackson Square. Jackson Square invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Jackson Square uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced. Members of Jackson Square’s management team have managed a portion of the portfolio since 2010.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm employs a traditional, bottom-up fundamental research approach to identify companies with sustainable competitive advantages that can drive a higher rate or longer duration of growth than the market expects, while trading at reasonable valuations. Wellington Management has managed a portion of the portfolio since 2010.

William Blair. Founded in 1935, William Blair is an independently owned, full-service investment firm. The firm uses an investment process that relies on thorough, in-depth fundamental analysis. Based on this process, the advisor invests in quality companies that it believes will grow faster than the market expects or sustain an above-average growth rate for longer than the market expects. In selecting stocks, William Blair considers leadership position within the company’s market, the quality of products or services provided, return on equity, accounting policies, and the quality of the management team. William Blair has advised a portion of the portfolio since 2004.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Vanguard Growth Portfolio

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages for this portfolio.

The board did not consider the profitability of Jackson Square, Wellington Management, or William Blair in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rates negotiated with Jackson Square, Wellington Management, and William Blair without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Vanguard Growth Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Vanguard® High Yield Bond Portfolio

Advisor’s Report

The investment environment

For the first six months of 2017, Vanguard High Yield Bond Portfolio portfolio returned 4.90%, compared with the benchmark return of 4.33%. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

High-yield markets generated strong gains despite heightened political uncertainty, declining oil prices, and tighter Federal Reserve monetary policy. The 10-year U.S. Treasury yield declined to 2.31% at the end of June, from 2.45% at the end of December 2016. As bond yields and prices move in opposite directions, bond prices increased. Fixed income markets posted healthy returns as bouts of elevated political uncertainty kept a lid on government bond yields.

In the United States, the stalled effort in Congress to repeal and replace the Affordable Care Act cast doubt on prospects for President Trump’s other policy agendas, reversing some of the postelection sell-off in U.S. Treasuries.

Political controversies—in particular, the investigation into alleged involvement by Russia in the 2016 presidential election—led to a short-lived dip in risk assets. French and British elections presented potential sources of volatility but proved benign in the aftermath. Despite concerns about prospects for retailers, particularly in the United States, generally solid corporate earnings and continued demand for yield-producing assets supported credit markets, and spreads tightened further.

For the six months ended June 30, performance varied somewhat by credit quality. The high-yield market continued to favor relatively lower-quality bonds amid the insatiable search for yield. CCC-rated bonds performed best, returning 6.59%, according to Bloomberg Barclays U.S. Corporate High Yield Bond Index data. Higher-rated BB bonds returned 4.79% and B bonds 4.28%. The spread of the high-yield market tightened to 364 basis points over Treasuries at the end of June, from 409 bps at the end of 2016. (A basis point is one one-hundredth of a percentage point.) The average price of high-yield bonds increased $2, to $102.

Our outlook for high yield remains positive given the backdrop of stable corporate fundamentals, a supportive macroeconomic landscape, and strong demand for yield-producing assets. We expect GDP growth in 2017, driven by consumer spending and investment, and believe that most high-yield companies can sustain solid credit profiles in that environment.

Although global political risks remain, valuations appear reasonable relative to our outlook, in particular given that we expect a lower default rate over 2017. Moody’s trailing 12-month global issuer-weighted speculative-grade default rate ended May at 3.3%, below the long-term average of 4.2%. Although bouts of volatility may persist, we continue to take a long-term, issuer-specific approach to finding opportunities in this market.

We are particularly optimistic about U.S. conditions and favor issuers that are expected to benefit from a stable or growing domestic economy. Even as we continue to monitor the possible impact on global growth of increased political uncertainty and potentially more protectionist policies, we believe that strong investor demand will continue to support the high-yield market. High yield maintains an attractive yield advantage, and the ongoing “search for yield” given the low interest rates around much of the globe should continue to boost the asset class.

Total Returns
Six Months Ended
June 30, 2017
Vanguard High Yield Bond Portfolio	4.90%
High-Yield Corporate Composite Index[1]	4.33
Variable Insurance High Yield Funds Average[2]	4.04

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		High Yield
	Portfolio[3]	Funds Average[4]
High Yield Bond Portfolio	0.28%	0.86%

1 Consists of 95% Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the portfolio’s annualized expense ratio was 0.28%.
4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard High Yield Bond Portfolio

The portfolio’s shortfalls

Our positioning within the energy sector detracted from relative returns, as did security selection in utilities.

The portfolio’s successes

The portfolio benefited from an overweight allocation to and positive credit selection within health care, as well as positive credit selection among wireless and pharmaceutical businesses.

The portfolio’s positioning

The portfolio remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality companies within the high-yield market. We believe these companies have more stable credit profiles and greater predictability of cash flows than those at the lower end of the quality spectrum. We prefer higher-quality credits in an effort to minimize defaults and provide stable income. We continue to diversify the portfolio’s holdings by issuer and industry to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles, because of their potential for volatility.

Michael L. Hong, CFA
Managing Director and
Fixed Income Portfolio Manager

Wellington Management Company LLP

July 21, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

Vanguard High Yield Bond Portfolio

Portfolio Profile

As of June 30, 2017

Financial Attributes
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Bonds	492	1,818	2,061
Yield[3]	4.6%	4.7%	5.6%
Yield to Maturity	5.1%[4]	5.1%	6.1%
Average Coupon	6.0%	5.9%	6.5%
Average Effective
Maturity	6.0 years	4.9 years	4.8 years
Average Duration	4.4 years	4.0 years	3.9 years
Expense Ratio[5]	0.28%	—	—
Short-Term Reserves	3.8%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.94
Beta	0.90	0.75

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	4.4%
1–5 Years	25.6
5–10 Years	61.3
10–20 Years	3.9
20–30 Years	3.3
Over 30 Years	1.5

Sector Diversification (% of portfolio)

Basic Industry	7.6%
Capital Goods	8.7
Communication	24.0
Consumer Cyclical	10.4
Consumer Non-Cyclical	13.6
Energy	13.7
Finance	9.0
Industrial Other	0.4
Other Corporate	1.6
Technology	7.5
Transportation	1.8
Utilities	1.7

Distribution by Credit Quality (% of portfolio)

U.S. Government	0.0%
Aaa	0.0
Baa	2.7
Ba	48.9
B	39.6
Caa	8.6
C	0.0
Not Rated	0.2

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 High-Yield Corporate Composite Index.
2 Bloomberg Barclays U.S. Corporate High Yield Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the portfolio’s annualized expense ratio was 0.28%.

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2006–June 30, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
High Yield Bond Portfolio	6/3/1996	10.43%	6.04%	-0.27%	6.68%	6.41%

1 Six months ended June 30, 2017.

2 Consists of 95% Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index.

See Financial Highlights for dividend and capital gains information.

Vanguard High Yield Bond Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Corporate Bonds (95.0%)
Finance (9.2%)
	Banking (1.2%)
	Ally Financial Inc.	4.625%	5/19/22	105	109
	Ally Financial Inc.	5.125%	9/30/24	480	506
	Ally Financial Inc.	4.625%	3/30/25	800	819
	Ally Financial Inc.	5.750%	11/20/25	200	211
[1,2] Credit Suisse AG		6.250%	12/31/50	2,180	2,316
	Royal Bank of Scotland Group plc	6.125%	12/15/22	1,635	1,787
[2]	UBS Group AG	6.875%	12/31/49	2,200	2,346

	Finance Companies (5.1%)
[2,3] AerCap Global Aviation Trust		6.500%	6/15/45	3,750	3,984
	Aircastle Ltd.	5.125%	3/15/21	30	32
	Aircastle Ltd.	5.500%	2/15/22	830	902
	Ally Financial Inc.	8.000%	11/1/31	215	263
	CIT Group Inc.	3.875%	2/19/19	1,100	1,130
	CIT Group Inc.	5.375%	5/15/20	2,915	3,137
	CIT Group Inc.	5.000%	8/15/22	1,205	1,298
[4]	Homer City Generation LP	8.734%	10/1/26	3,575	1,216
	Navient Corp.	8.000%	3/25/20	2,000	2,236
	Navient Corp.	6.625%	7/26/21	315	339
	Navient Corp.	7.250%	1/25/22	615	673
	Navient Corp.	6.500%	6/15/22	3,105	3,299
	Navient Corp.	5.500%	1/25/23	2,325	2,354
	Navient Corp.	7.250%	9/25/23	590	633
	Navient Corp.	6.750%	6/25/25	3,315	3,402
[3]	OneMain Financial Holdings LLC	6.750%	12/15/19	285	299
[3]	Park Aerospace Holdings Ltd.	5.250%	8/15/22	1,370	1,429
[3]	Park Aerospace Holdings Ltd.	5.500%	2/15/24	1,850	1,927
	Springleaf Finance Corp.	5.250%	12/15/19	210	217
	Springleaf Finance Corp.	6.000%	6/1/20	65	68
	Springleaf Finance Corp.	8.250%	12/15/20	2,300	2,588
	Springleaf Finance Corp.	7.750%	10/1/21	1,965	2,196
	Springleaf Finance Corp.	6.125%	5/15/22	385	406
	Springleaf Finance Corp.	8.250%	10/1/23	515	574

	Insurance (1.9%)
	Genworth Holdings Inc.	7.700%	6/15/20	270	265
	Genworth Holdings Inc.	7.200%	2/15/21	830	788
	Genworth Holdings Inc.	7.625%	9/24/21	760	729
	Genworth Holdings Inc.	4.900%	8/15/23	1,475	1,232
	Genworth Holdings Inc.	4.800%	2/15/24	220	181
[3]	Liberty Mutual Group Inc.	7.800%	3/15/37	1,560	1,954
	LifePoint Health Inc.	5.875%	12/1/23	1,635	1,725
	MGIC Investment Corp.	5.750%	8/15/23	725	781
	Radian Group Inc.	5.250%	6/15/20	295	312
	Radian Group Inc.	7.000%	3/15/21	1,705	1,910
[2]	Voya Financial Inc.	5.650%	5/15/53	2,725	2,902

	Other Finance (0.5%)
	CNO Financial Group Inc.	4.500%	5/30/20	150	156
	CNO Financial Group Inc.	5.250%	5/30/25	1,865	1,977
[3,5] Lincoln Finance Ltd.		6.875%	4/15/21	265	324
[3]	Lincoln Finance Ltd.	7.375%	4/15/21	485	514
	Nationstar Mortgage LLC /
	Nationstar Capital Corp.	6.500%	7/1/21	499	509

	Real Estate Investment Trusts (0.5%)
	Felcor Lodging LP	5.625%	3/1/23	2,325	2,415
	Felcor Lodging LP	6.000%	6/1/25	1,160	1,238
					62,608
Industrial (84.4%)
Basic Industry (7.9%)
	AK Steel Corp.	7.625%	10/1/21	355	368
	AK Steel Corp.	7.500%	7/15/23	2,395	2,593
	AK Steel Corp.	7.000%	3/15/27	1,945	2,006
[3]	Alliance Resource Operating Partners
	LP / Alliance Resource Finance Corp.	7.500%	5/1/25	395	415
[3]	Anglo American Capital plc	3.625%	5/14/20	1,025	1,038
[3]	Anglo American Capital plc	4.125%	4/15/21	855	879
[3]	Anglo American Capital plc	4.125%	9/27/22	665	680
[3]	Anglo American Capital plc	4.875%	5/14/25	850	879
[3]	Anglo American Capital plc	4.750%	4/10/27	675	684
	ArcelorMittal	5.125%	6/1/20	295	312
	ArcelorMittal	6.750%	2/25/22	560	630
	ArcelorMittal	6.125%	6/1/25	670	750
[3]	Axalta Coating Systems LLC	4.875%	8/15/24	685	707
	Chemours Co.	6.625%	5/15/23	2,565	2,712
	Chemours Co.	7.000%	5/15/25	1,990	2,164
	Chemours Co.	5.375%	5/15/27	625	643
	Commercial Metals Co.	5.375%	7/15/27	565	576
[3,5] Constellium NV		4.625%	5/15/21	125	142
[3]	Constellium NV	8.000%	1/15/23	1,520	1,568
[3]	Constellium NV	5.750%	5/15/24	1,085	1,006
[3]	Constellium NV	6.625%	3/1/25	2,130	2,023
[3]	First Quantum Minerals Ltd.	7.000%	2/15/21	1,417	1,452
[3]	First Quantum Minerals Ltd.	7.250%	5/15/22	1,580	1,612
[3]	FMG Resources August 2006 Pty Ltd.	4.750%	5/15/22	635	635
[3]	FMG Resources August 2006 Pty Ltd.	5.125%	5/15/24	610	610
	Hexion Inc.	6.625%	4/15/20	1,545	1,410
[3]	New Gold Inc.	6.250%	11/15/22	1,149	1,181
[3]	New Gold Inc.	6.375%	5/15/25	695	717
[3]	Novelis Corp.	6.250%	8/15/24	1,580	1,653
[3]	Novelis Corp.	5.875%	9/30/26	1,885	1,942
	Olin Corp.	5.125%	9/15/27	1,685	1,736
	Steel Dynamics Inc.	5.125%	10/1/21	1,320	1,358
	Steel Dynamics Inc.	5.500%	10/1/24	1,185	1,256
	Teck Resources Ltd.	3.750%	2/1/23	295	286
[3]	Teck Resources Ltd.	8.500%	6/1/24	1,395	1,609
	Teck Resources Ltd.	6.125%	10/1/35	235	245
	Teck Resources Ltd.	6.000%	8/15/40	200	201
	Teck Resources Ltd.	6.250%	7/15/41	645	668
	Teck Resources Ltd.	5.200%	3/1/42	150	139
	Teck Resources Ltd.	5.400%	2/1/43	1,450	1,359
	United States Steel Corp.	7.375%	4/1/20	1,034	1,114
	United States Steel Corp.	6.875%	4/1/21	890	913
[3]	United States Steel Corp.	8.375%	7/1/21	2,640	2,901
	United States Steel Corp.	7.500%	3/15/22	575	589
	United States Steel Corp.	6.650%	6/1/37	460	413
[3]	Versum Materials Inc.	5.500%	9/30/24	640	673
[3,5] VWR Funding Inc.		4.625%	4/15/22	3,500	4,156
	Westlake Chemical Corp.	4.875%	5/15/23	230	239

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Capital Goods (8.6%)
	ARD Finance SA	7.125%	9/15/23	655	699
[3]	ARD Finance SA	7.125%	9/15/23	1,140	1,217
[3]	Ardagh Packaging Finance PLC /
	Ardagh Holdings USA Inc.	7.250%	5/15/24	1,415	1,546
[3]	Ardagh Packaging Finance PLC /
	Ardagh Holdings USA Inc.	6.000%	2/15/25	2,615	2,742
[3,6] Ardagh Packaging Finance PLC /
	Ardagh Holdings USA Inc.	4.750%	7/15/27	160	208
	Berry Plastics Corp.	5.500%	5/15/22	60	62
	Berry Plastics Corp.	5.125%	7/15/23	60	62
	Berry Plastics Escrow LLC/
	Berry Plastics Escrow Corp.	6.000%	10/15/22	750	800
[3]	Bombardier Inc.	7.750%	3/15/20	1,500	1,616
[3]	Cemex Finance LLC	6.000%	4/1/24	290	307
[3]	Cemex SAB de CV	6.125%	5/5/25	3,580	3,862
[3]	Cemex SAB de CV	7.750%	4/16/26	735	841
	Clean Harbors Inc.	5.250%	8/1/20	2,006	2,031
	Clean Harbors Inc.	5.125%	6/1/21	2,033	2,076
	CNH Industrial Capital LLC	3.625%	4/15/18	930	937
	CNH Industrial Capital LLC	3.875%	7/16/18	1,745	1,771
	CNH Industrial Capital LLC	3.375%	7/15/19	257	262
	CNH Industrial Capital LLC	4.375%	11/6/20	1,230	1,290
	CNH Industrial Capital LLC	4.875%	4/1/21	1,155	1,224
	CNH Industrial Capital LLC	4.375%	4/5/22	700	732
	CNH Industrial NV	4.500%	8/15/23	2,320	2,456
	Eagle Materials Inc.	4.500%	8/1/26	185	190
[3]	Flex Acquisition Co. Inc.	6.875%	1/15/25	3,548	3,681
[3]	HD Supply Inc.	5.250%	12/15/21	1,105	1,159
[3]	HD Supply Inc.	5.750%	4/15/24	280	298
[3,5] Loxam SAS		4.250%	4/15/24	190	229
[3,5] Loxam SAS		6.000%	4/15/25	185	229
[3]	Meritage Homes Corp.	5.125%	6/6/27	505	505
[3]	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	895	989
[3]	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	355	399
	PulteGroup Inc.	5.500%	3/1/26	1,245	1,327
	Reynolds Group Issuer Inc. /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer Lu	5.750%	10/15/20	985	1,006
[3]	Reynolds Group Issuer Inc. /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer Lu	5.125%	7/15/23	1,490	1,542
[3]	Reynolds Group Issuer Inc. /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer Lu	7.000%	7/15/24	440	471
[3]	Signode Industrial Group Lux SA/
	Signode Industrial Group US Inc.	6.375%	5/1/22	2,793	2,919
[3]	Standard Industries Inc.	5.500%	2/15/23	295	310
[3]	Standard Industries Inc.	5.375%	11/15/24	1,085	1,135
[3]	Standard Industries Inc.	6.000%	10/15/25	4,295	4,574
[3]	Standard Industries Inc.	5.000%	2/15/27	495	502
	TransDigm Inc.	6.500%	7/15/24	1,600	1,644
	TransDigm Inc.	6.500%	5/15/25	2,635	2,691
	United Rentals North America Inc.	6.125%	6/15/23	355	370
	United Rentals North America Inc.	4.625%	7/15/23	840	872
	United Rentals North America Inc.	5.500%	7/15/25	1,025	1,074
	United Rentals North America Inc.	5.875%	9/15/26	1,215	1,294
	United Rentals North America Inc.	5.500%	5/15/27	1,970	2,029
[3]	USG Corp.	5.500%	3/1/25	263	279
[3]	USG Corp.	4.875%	6/1/27	465	478

	Communication (23.2%)
[3]	Altice Financing SA	6.625%	2/15/23	1,365	1,445
[3]	Altice Luxembourg SA	7.625%	2/15/25	1,000	1,095
[3]	Altice US Finance I Corp.	5.500%	5/15/26	2,500	2,622
[3]	Bankrate Inc.	6.125%	8/15/18	385	386
	Belo Corp.	7.750%	6/1/27	205	228
	Belo Corp.	7.250%	9/15/27	616	671
	CCO Holdings LLC /
	CCO Holdings Capital Corp.	5.250%	3/15/21	250	257

	CCO Holdings LLC /
	CCO Holdings Capital Corp.	5.250%	9/30/22	365	376
	CCO Holdings LLC /
	CCO Holdings Capital Corp.	5.125%	2/15/23	400	413
[3]	CCO Holdings LLC /
	CCO Holdings Capital Corp.	5.125%	5/1/23	2,990	3,132
	CCO Holdings LLC /
	CCO Holdings Capital Corp.	5.750%	9/1/23	1,150	1,199
	CCO Holdings LLC /
	CCO Holdings Capital Corp.	5.750%	1/15/24	145	152
[3]	CCO Holdings LLC /
	CCO Holdings Capital Corp.	5.375%	5/1/25	2,441	2,600
[3]	CCO Holdings LLC /
	CCO Holdings Capital Corp.	5.750%	2/15/26	1,450	1,552
[3]	CCO Holdings LLC /
	CCO Holdings Capital Corp.	5.500%	5/1/26	1,686	1,783
[3]	CCO Holdings LLC /
	CCO Holdings Capital Corp.	5.875%	5/1/27	745	793
[3]	Cequel Communications Holdings I
	LLC / Cequel Capital Corp.	5.125%	12/15/21	1,935	1,974
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	6.484%	10/23/45	1,341	1,608
[3]	Columbus International Inc.	7.375%	3/30/21	1,455	1,546
	CSC Holdings LLC	8.625%	2/15/19	1,345	1,473
	CSC Holdings LLC	6.750%	11/15/21	1,735	1,922
[3]	CSC Holdings LLC	5.500%	4/15/27	2,230	2,361
	DISH DBS Corp.	6.750%	6/1/21	3,805	4,219
	DISH DBS Corp.	5.875%	7/15/22	3,405	3,660
	DISH DBS Corp.	5.000%	3/15/23	525	536
	DISH DBS Corp.	5.875%	11/15/24	1,520	1,621
	DISH DBS Corp.	7.750%	7/1/26	1,835	2,172
	Embarq Corp.	7.995%	6/1/36	720	724
	Gannett Co. Inc.	5.125%	7/15/20	1,995	2,047
[3]	Gannett Co. Inc.	4.875%	9/15/21	410	421
	Gannett Co. Inc.	6.375%	10/15/23	1,150	1,213
[3]	Gannett Co. Inc.	5.500%	9/15/24	320	330
[3]	Gray Television Inc.	5.125%	10/15/24	1,420	1,434
[3]	Gray Television Inc.	5.875%	7/15/26	820	836
	Lamar Media Corp.	5.000%	5/1/23	1,070	1,107
	Lamar Media Corp.	5.375%	1/15/24	115	120
	Lamar Media Corp.	5.750%	2/1/26	170	184
	Level 3 Financing Inc.	5.375%	8/15/22	2,515	2,584
	Level 3 Financing Inc.	5.625%	2/1/23	870	905
	Level 3 Financing Inc.	5.125%	5/1/23	1,120	1,159
	Level 3 Financing Inc.	5.375%	1/15/24	450	470
	Level 3 Financing Inc.	5.375%	5/1/25	1,120	1,179
	Level 3 Financing Inc.	5.250%	3/15/26	1,500	1,558
	Liberty Interactive LLC	8.500%	7/15/29	1,465	1,615
	Liberty Interactive LLC	8.250%	2/1/30	3,945	4,241
	National CineMedia LLC	6.000%	4/15/22	1,095	1,121
	Netflix Inc.	5.500%	2/15/22	980	1,062
	Netflix Inc.	5.875%	2/15/25	2,995	3,313
[3]	Netflix Inc.	4.375%	11/15/26	1,265	1,263
	Nokia Oyj	4.375%	6/12/27	395	402
[3]	Numericable Group SA	6.000%	5/15/22	1,575	1,646
[3]	Numericable-SFR SA	7.375%	5/1/26	1,450	1,568
	Quebecor Media Inc.	5.750%	1/15/23	2,385	2,528
	Qwest Corp.	6.875%	9/15/33	481	479
	SBA Communications Corp.	4.875%	7/15/22	1,545	1,591
[3]	SFR Group SA	6.250%	5/15/24	550	582
[3]	Sinclair Television Group Inc.	5.625%	8/1/24	200	205
[3]	Sinclair Television Group Inc.	5.875%	3/15/26	2,740	2,805
[3]	Sinclair Television Group Inc.	5.125%	2/15/27	1,590	1,538
[3]	Sirius XM Radio Inc.	4.250%	5/15/20	305	308
[3]	Sirius XM Radio Inc.	4.625%	5/15/23	390	400
[3]	Sirius XM Radio Inc.	6.000%	7/15/24	1,193	1,268
[3]	Sirius XM Radio Inc.	5.375%	4/15/25	382	395
[3]	Softbank Corp.	4.500%	4/15/20	2,845	2,945
	Sprint Capital Corp.	6.875%	11/15/28	4,015	4,462

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Sprint Capital Corp.	8.750%	3/15/32	635	800
[3]	Sprint Communications Inc.	7.000%	3/1/20	2,075	2,277
	Sprint Communications Inc.	6.000%	11/15/22	325	345
	Sprint Corp.	7.250%	9/15/21	2,590	2,875
	Sprint Corp.	7.875%	9/15/23	8,359	9,613
	Sprint Corp.	7.125%	6/15/24	1,726	1,920
	Sprint Corp.	7.625%	2/15/25	1,440	1,656
	T-Mobile USA Inc.	5.375%	4/15/27	2,945	3,144
	Telecom Italia Capital SA	6.375%	11/15/33	381	411
	Telecom Italia Capital SA	6.000%	9/30/34	1,005	1,062
	Telecom Italia Capital SA	7.721%	6/4/38	1,280	1,547
[3]	Telecom Italia SpA	5.303%	5/30/24	300	322
	Time Warner Cable LLC	5.875%	11/15/40	60	67
	Time Warner Cable LLC	5.500%	9/1/41	1,973	2,121
[1,7] Tribune Company Bank Loan		4.226%	12/27/20	122	123
[1,7] Tribune Company Bank Loan		4.226%	1/27/24	1,523	1,532
	Tribune Media Co.	5.875%	7/15/22	1,945	2,037
[3]	Unitymedia Hessen GmbH & Co. KG /
	Unitymedia NRW GmbH	5.500%	1/15/23	1,190	1,235
[3]	Univision Communications Inc.	5.125%	5/15/23	550	553
[3]	Univision Communications Inc.	5.125%	2/15/25	6,040	5,972
[2]	Viacom Inc.	5.875%	2/28/57	1,243	1,293
[2]	Viacom Inc.	6.250%	2/28/57	1,050	1,092
	Videotron Ltd.	5.000%	7/15/22	3,763	3,998
[3]	Videotron Ltd.	5.375%	6/15/24	260	276
[3]	Virgin Media Finance plc	6.000%	10/15/24	550	582
[3]	Virgin Media Secured Finance plc	5.500%	1/15/25	610	633
[3]	Virgin Media Secured Finance plc	5.500%	8/15/26	355	371
[3]	VTR Finance BV	6.875%	1/15/24	2,720	2,880
[3]	Wind Acquisition Finance SA	4.750%	7/15/20	2,185	2,212
[3]	Wind Acquisition Finance SA	7.375%	4/23/21	1,900	1,974
[3]	WMG Acquisition Corp.	6.750%	4/15/22	2,462	2,585
[3]	WMG Acquisition Corp.	5.000%	8/1/23	740	760
[3]	WMG Acquisition Corp.	4.875%	11/1/24	1,105	1,127
	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	3,315	3,489
	Zayo Group LLC / Zayo Capital Inc.	6.375%	5/15/25	1,570	1,692
[3]	Zayo Group LLC / Zayo Capital Inc.	5.750%	1/15/27	445	465

	Consumer Cyclical (9.6%)
[3]	1011778 BC ULC /
	New Red Finance Inc.	4.250%	5/15/24	1,480	1,469
[3]	Adient Global Holdings Ltd.	4.875%	8/15/26	3,495	3,504
	American Axle & Manufacturing Inc.	6.625%	10/15/22	1,300	1,337
[1,7] Bass Pro Group, LLC Bank Loan		6.296%	12/15/23	1,323	1,284
[1,7] Bass Pro Group, LLC Bank Loan		6.296%	12/15/23	1,772	1,720
	CalAtlantic Group Inc.	5.875%	11/15/24	140	152
	CalAtlantic Group Inc.	5.250%	6/1/26	270	279
	CalAtlantic Group Inc.	5.000%	6/15/27	1,245	1,248
[3]	Cedar Fair LP / Canada’s Wonderland
	Co. / Magnum Management Corp. /
	Millennium Op	5.375%	4/15/27	775	817
	Cedar Fair LP / Canada’s Wonderland
	Co. / MagnumManagement Corp.	5.375%	6/1/24	835	877
	Dana Holding Corp.	5.500%	12/15/24	1,055	1,094
[1,7] Delta Alpha Topco Bank Loan		8.004%	7/29/22	495	498
	GLP Capital LP / GLP Financing II Inc.	4.375%	4/15/21	105	110
	GLP Capital LP / GLP Financing II Inc.	5.375%	11/1/23	2,630	2,860
	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	1,810	1,971
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	1,900	1,926
	Group 1 Automotive Inc.	5.000%	6/1/22	1,335	1,352
[3]	Group 1 Automotive Inc.	5.250%	12/15/23	1,055	1,054
[3]	GW Honos Security Corp.	8.750%	5/15/25	1,385	1,447
[3]	Hanesbrands Inc.	4.625%	5/15/24	730	740
[3]	Hanesbrands Inc.	4.875%	5/15/26	735	746
[3]	Hilton Domestic Operating Co. Inc.	4.250%	9/1/24	1,770	1,790
[3]	Hilton Worldwide Finance LLC /
	Hilton Worldwide Finance Corp.	4.625%	4/1/25	3,025	3,116
[3]	Hilton Worldwide Finance LLC /
	Hilton Worldwide Finance Corp.	4.875%	4/1/27	1,870	1,947
[3]	IHO Verwaltungs GmbH	4.500%	9/15/23	725	736

[3]	IHO Verwaltungs GmbH	4.750%	9/15/26	680	688
[3]	KAR Auction Services Inc.	5.125%	6/1/25	1,295	1,313
	KB Home	4.750%	5/15/19	830	857
	KB Home	8.000%	3/15/20	120	135
	KB Home	7.000%	12/15/21	230	259
	KB Home	7.500%	9/15/22	215	244
	KB Home	7.625%	5/15/23	1,300	1,462
[3]	KFC Holding Co./Pizza Hut Holdings
	LLC/Taco Bell of America LLC	5.000%	6/1/24	815	847
[3]	KFC Holding Co./Pizza Hut Holdings
	LLC/Taco Bell of America LLC	5.250%	6/1/26	872	918
[3]	KFC Holding Co./Pizza Hut Holdings
	LLC/Taco Bell of America LLC	4.750%	6/1/27	935	954
	L Brands Inc.	6.625%	4/1/21	1,430	1,582
[1,7] La Quinta Intermediate Holdings LLC
	Bank Loan	3.908%	4/14/21	1,815	1,821
	Lennar Corp.	4.750%	4/1/21	740	783
	Lennar Corp.	4.125%	1/15/22	1,015	1,048
	Lennar Corp.	4.875%	12/15/23	625	660
	Lennar Corp.	4.500%	4/30/24	2,075	2,145
	Neiman Marcus Group Inc.	7.125%	6/1/28	1,820	1,219
	Penske Automotive Group Inc.	5.750%	10/1/22	387	399
	Penske Automotive Group Inc.	5.375%	12/1/24	1,113	1,117
	PulteGroup Inc.	5.000%	1/15/27	130	133
	Service Corp. International	8.000%	11/15/21	1,225	1,448
	Service Corp. International	5.375%	1/15/22	905	930
[3]	ServiceMaster Co. LLC	5.125%	11/15/24	1,770	1,832
[3]	Shea Homes LP /
	Shea Homes Funding Corp.	5.875%	4/1/23	450	462
[3]	Shea Homes LP /
	Shea Homes Funding Corp.	6.125%	4/1/25	450	463
	Toll Brothers Finance Corp.	4.875%	11/15/25	295	306
	Toll Brothers Finance Corp.	4.875%	3/15/27	1,955	2,014
	William Lyon Homes Inc.	7.000%	8/15/22	450	467
	William Lyon Homes Inc.	5.875%	1/31/25	1,155	1,190
[3]	Wynn Las Vegas LLC /
	Wynn Las Vegas Capital Corp.	5.250%	5/15/27	1,510	1,542
[3]	ZF North America Capital Inc.	4.500%	4/29/22	470	494
[3]	ZF North America Capital Inc.	4.750%	4/29/25	1,725	1,811

	Consumer Noncyclical (12.8%)
	Alere Inc.	6.500%	6/15/20	481	489
[3]	Alere Inc.	6.375%	7/1/23	1,135	1,222
	Aramark Services Inc.	5.125%	1/15/24	975	1,024
[3]	Aramark Services Inc.	5.000%	4/1/25	1,400	1,479
	Aramark Services Inc.	4.750%	6/1/26	580	600
[3]	Capsugel SA	7.000%	5/15/19	1,155	1,155
[3]	Change Healthcare Holdings LLC /
	Change Healthcare Finance Inc.	5.750%	3/1/25	1,425	1,459
	CHS/Community Health Systems Inc.	7.125%	7/15/20	1,060	1,033
	CHS/Community Health Systems Inc.	5.125%	8/1/21	525	534
	CHS/Community Health Systems Inc.	6.875%	2/1/22	5,455	4,759
	CHS/Community Health Systems Inc.	6.250%	3/31/23	3,450	3,571
[1,3] Endo Finance LLC / Endo Finco Inc.		6.000%	2/1/25	2,845	2,340
[3]	Endo Finance LLC / Endo Ltd. /
	Endo Finco Inc.	6.000%	7/15/23	2,515	2,113
[3]	Envision Healthcare Corp.	5.125%	7/1/22	2,806	2,876
	Envision Healthcare Corp.	5.625%	7/15/22	2,645	2,744
	HCA Holdings Inc.	6.250%	2/15/21	1,020	1,114
	HCA Inc.	6.500%	2/15/20	3,875	4,229
	HCA Inc.	5.875%	3/15/22	1,850	2,051
	HCA Inc.	4.750%	5/1/23	2,100	2,221
	HCA Inc.	5.875%	5/1/23	300	326
	HCA Inc.	5.375%	2/1/25	505	533
	HCA Inc.	5.250%	4/15/25	1,500	1,616
	HCA Inc.	7.690%	6/15/25	130	151
	HCA Inc.	5.875%	2/15/26	1,900	2,052
	HCA Inc.	5.250%	6/15/26	975	1,053
[3]	inVentiv Group Holdings Inc/inVentiv
	Health Inc/inVentiv Health Clinical Inc. 7.500%		10/1/24	795	864

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	Kinetic Concepts Inc / KCI USA Inc.	7.875%	2/15/21	1,570	1,664
[3]	Lamb Weston Holdings Inc.	4.625%	11/1/24	1,040	1,071
[3]	Lamb Weston Holdings Inc.	4.875%	11/1/26	1,040	1,071
[1,7] Lands’ End, Inc. Bank Loan		4.476%	3/12/21	3,077	2,592
	LifePoint Health Inc.	5.375%	5/1/24	1,463	1,514
[3]	MEDNAX Inc.	5.250%	12/1/23	580	599
[3]	MPH Acquisition Holdings LLC	7.125%	6/1/24	1,590	1,697
[3]	Post Holdings Inc.	5.500%	3/1/25	795	820
[3]	Post Holdings Inc.	5.000%	8/15/26	3,215	3,207
[3]	Post Holdings Inc.	5.750%	3/1/27	665	686
[3]	Quintiles IMS Inc.	5.000%	10/15/26	1,130	1,164
[3]	Quintiles Transnational Holdings Inc.	4.875%	5/15/23	750	771
	Revlon Consumer Products Corp	6.250%	8/1/24	2,130	1,848
	Revlon Consumer Products Corp.	5.750%	2/15/21	570	524
[1,7] Revlon Consumer Products Corp.
	Bank Loan	4.726%	9/7/23	176	163
[1,7] Revlon Consumer Products Corp.
	Bank Loan	4.726%	9/7/23	597	555
[1,7] Revlon Consumer Products Corp.
	Bank Loan	4.726%	9/7/23	14	13
[3]	Sterigenics-Nordion Holdings LLC	6.500%	5/15/23	1,915	1,968
[3]	Sterigenics-Nordion Topco LLC	8.125%	11/1/21	600	615
	Tenet Healthcare Corp.	5.000%	3/1/19	1,560	1,636
	Tenet Healthcare Corp.	5.500%	3/1/19	785	814
	Tenet Healthcare Corp.	4.750%	6/1/20	835	866
	Tenet Healthcare Corp.	4.500%	4/1/21	932	949
	Tenet Healthcare Corp.	4.375%	10/1/21	3,520	3,573
[3]	Tenet Healthcare Corp.	7.500%	1/1/22	265	287
	Tenet Healthcare Corp.	8.125%	4/1/22	2,830	3,007
[3]	Tenet Healthcare Corp.	4.625%	7/15/24	124	124
	THC Escrow Corp. II	6.750%	6/15/23	595	593
[3]	THC Escrow Corp. III	4.625%	7/15/24	155	155
[3]	Valeant Pharmaceuticals
	International Inc.	5.375%	3/15/20	2,445	2,356
[3]	Valeant Pharmaceuticals
	International Inc.	6.375%	10/15/20	1,550	1,503
[3]	Valeant Pharmaceuticals
	International Inc.	6.500%	3/15/22	620	650
[3]	Valeant Pharmaceuticals
	International Inc.	7.000%	3/15/24	1,390	1,465
[3]	Vizient Inc.	10.375%	3/1/24	1,225	1,412
[3]	VRX Escrow Corp.	6.125%	4/15/25	2,100	1,780

	Energy (13.2%)
	AmeriGas Finance LLC /
	AmeriGas Finance Corp.	5.625%	5/20/24	1,395	1,437
	AmeriGas Finance LLC /
	AmeriGas Finance Corp.	5.875%	8/20/26	1,395	1,430
	AmeriGas Partners LP /
	AmeriGas Finance Corp.	5.500%	5/20/25	620	629
	AmeriGas Partners LP /
	AmeriGas Finance Corp.	5.750%	5/20/27	1,745	1,773
	Anadarko Petroleum Corp.	5.550%	3/15/26	145	162
	Anadarko Petroleum Corp.	6.200%	3/15/40	731	837
	Anadarko Petroleum Corp.	6.600%	3/15/46	240	295
	Antero Resources Corp.	5.125%	12/1/22	1,445	1,449
[3]	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	1,130	1,158
[3]	Chesapeake Energy Corp.	8.000%	6/15/27	1,240	1,218
	Concho Resources Inc.	5.500%	10/1/22	2,440	2,513
	Concho Resources Inc.	5.500%	4/1/23	1,150	1,184
	Continental Resources Inc.	5.000%	9/15/22	3,354	3,295
	Continental Resources Inc.	4.500%	4/15/23	2,280	2,177
	Continental Resources Inc.	3.800%	6/1/24	505	463
	Continental Resources Inc.	4.900%	6/1/44	706	593
[3]	DCP Midstream LLC	9.750%	3/15/19	450	503
[3]	DCP Midstream LLC	5.350%	3/15/20	335	349
	DCP Midstream Operating LP	2.700%	4/1/19	600	595
[3]	DCP Midstream Operating LP	4.750%	9/30/21	597	606
	DCP Midstream Operating LP	4.950%	4/1/22	1,436	1,458
	DCP Midstream Operating LP	3.875%	3/15/23	801	773
	DCP Midstream Operating LP	5.600%	4/1/44	875	814

[3]	Diamondback Energy Inc.	4.750%	11/1/24	175	175
[3]	Diamondback Energy Inc.	5.375%	5/31/25	1,430	1,466
	Energy Transfer Equity LP	7.500%	10/15/20	2,460	2,755
	Energy Transfer Equity LP	5.875%	1/15/24	1,596	1,688
	Energy Transfer Equity LP	5.500%	6/1/27	2,430	2,515
	Ferrellgas LP / Ferrellgas Finance Corp. 6.500%		5/1/21	2,560	2,419
	Ferrellgas LP / Ferrellgas Finance Corp. 6.750%		1/15/22	474	446
	Ferrellgas LP / Ferrellgas Finance Corp. 6.750%		6/15/23	769	719
	Kerr-McGee Corp.	6.950%	7/1/24	985	1,157
	Kinder Morgan Inc.	7.750%	1/15/32	740	936
	Laredo Petroleum Inc.	5.625%	1/15/22	1,987	1,937
	Laredo Petroleum Inc.	7.375%	5/1/22	550	558
	Laredo Petroleum Inc.	6.250%	3/15/23	2,158	2,142
	Marathon Oil Corp.	3.850%	6/1/25	1,190	1,163
	Marathon Oil Corp.	6.800%	3/15/32	250	279
	Marathon Oil Corp.	6.600%	10/1/37	300	331
	Marathon Oil Corp.	5.200%	6/1/45	395	380
	Matador Resources Co.	6.875%	4/15/23	3,090	3,187
[3]	MEG Energy Corp.	6.375%	1/30/23	850	657
[3]	MEG Energy Corp.	7.000%	3/31/24	1,439	1,108
[3]	MEG Energy Corp.	6.500%	1/15/25	2,850	2,593
	MPLX LP	4.875%	12/1/24	1,410	1,505
	MPLX LP	4.875%	6/1/25	2,685	2,859
	Newfield Exploration Co.	5.625%	7/1/24	600	625
[3]	Parsley Energy LLC /
	Parsley Finance Corp.	5.375%	1/15/25	1,065	1,073
[3]	Parsley Energy LLC /
	Parsley Finance Corp.	5.250%	8/15/25	190	190
	QEP Resources Inc.	6.800%	3/1/20	220	228
	QEP Resources Inc.	6.875%	3/1/21	913	947
	QEP Resources Inc.	5.375%	10/1/22	670	647
	QEP Resources Inc.	5.250%	5/1/23	1,262	1,199
	Rice Energy Inc.	7.250%	5/1/23	1,040	1,121
[3]	RSP Permian Inc.	5.250%	1/15/25	900	901
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	1,255	1,406
	SM Energy Co.	6.500%	11/15/21	100	97
	SM Energy Co.	6.125%	11/15/22	935	888
	SM Energy Co.	6.500%	1/1/23	75	72
	SM Energy Co.	5.000%	1/15/24	1,994	1,765
	SM Energy Co.	5.625%	6/1/25	1,151	1,036
	SM Energy Co.	6.750%	9/15/26	500	476
[3]	Southern Star Central Corp.	5.125%	7/15/22	480	488
	Tesoro Corp.	5.125%	4/1/24	996	1,053
[3]	Tesoro Corp.	5.125%	12/15/26	665	722
	Tesoro Logistics LP /
	Tesoro Logistics Finance Corp.	5.500%	10/15/19	165	174
	Tesoro Logistics LP /
	Tesoro Logistics Finance Corp.	6.250%	10/15/22	1,120	1,190
	esoro Logistics LP /
	Tesoro Logistics Finance Corp.	6.375%	5/1/24	1,280	1,382
	Tesoro Logistics LP /
	Tesoro Logistics Finance Corp.	5.250%	1/15/25	1,510	1,585
	Weatherford International Ltd.	7.000%	3/15/38	517	445
	Weatherford International Ltd.	6.750%	9/15/40	1,918	1,640
	Weatherford International Ltd.	5.950%	4/15/42	1,215	963
	Williams Cos. Inc.	7.875%	9/1/21	510	592
	Williams Cos. Inc.	3.700%	1/15/23	1,225	1,209
	Williams Cos. Inc.	4.550%	6/24/24	681	699
	Williams Cos. Inc.	5.750%	6/24/44	825	850
	WPX Energy Inc.	6.000%	1/15/22	2,706	2,672
	WPX Energy Inc.	5.250%	9/15/24	3,354	3,195

	Other Industrial (0.1%)
[3]	Brand Energy & Infrastructure
	Services Inc.	8.500%	7/15/25	1,020	1,060

	Technology (7.2%)
	Alcatel-Lucent USA Inc.	6.500%	1/15/28	1,355	1,585
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	2,505	2,931
[3]	Camelot Finance SA	7.875%	10/15/24	1,614	1,747
[3]	CDK Global Inc.	4.875%	6/1/27	585	598

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	CDW LLC / CDW Finance Corp.	5.000%	9/1/23	730	760
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	485	525
	CDW LLC / CDW Finance Corp.	5.000%	9/1/25	760	788
	Equinix Inc.	5.375%	4/1/23	680	708
	Equinix Inc.	5.875%	1/15/26	370	403
	Equinix Inc.	5.375%	5/15/27	780	833
[3]	First Data Corp.	5.375%	8/15/23	2,265	2,367
[3]	First Data Corp.	7.000%	12/1/23	5,565	5,941
[3]	First Data Corp.	5.000%	1/15/24	1,500	1,541
[3]	First Data Corp.	5.750%	1/15/24	3,901	4,057
[1,7] First Data Corp. Bank Loan		0.000%	7/8/22	590	589
	Infor US Inc.	6.500%	5/15/22	3,060	3,159
	Iron Mountain Inc.	5.750%	8/15/24	925	945
[3]	MSCI Inc.	5.250%	11/15/24	395	421
[3]	MSCI Inc.	5.750%	8/15/25	1,560	1,685
[3]	MSCI Inc.	4.750%	8/1/26	510	524
	NCR Corp.	4.625%	2/15/21	2,375	2,425
	NCR Corp.	5.875%	12/15/21	145	151
	NCR Corp.	5.000%	7/15/22	600	613
	NCR Corp.	6.375%	12/15/23	455	488
	Nokia Oyj	6.625%	5/15/39	3,550	4,082
[3]	Open Text Corp.	5.625%	1/15/23	1,070	1,118
[3]	Open Text Corp.	5.875%	6/1/26	1,345	1,443
[3]	Sensata Technologies BV	5.625%	11/1/24	575	617
[3]	Sensata Technologies BV	5.000%	10/1/25	1,625	1,698
[3]	Sensata Technologies UK
	Financing Co. plc	6.250%	2/15/26	1,520	1,657
	SS&C Technologies Holdings Inc.	5.875%	7/15/23	890	946
[3]	Symantec Corp.	5.000%	4/15/25	1,920	2,008

	Transportation (1.8%)
[3]	Avis Budget Car Rental LLC /
	Avis Budget Finance Inc.	5.125%	6/1/22	1,876	1,857
	Avis Budget Car Rental LLC /
	Avis Budget Finance Inc.	5.500%	4/1/23	2,328	2,311
[3]	Avis Budget Car Rental LLC /
	Avis Budget Finance Inc.	6.375%	4/1/24	580	579
[2]	Continental Airlines 2007-1 Class B
	Pass Through Trust	6.903%	4/19/22	239	251
	Hertz Corp.	6.750%	4/15/19	720	720
	Hertz Corp.	5.875%	10/15/20	1,330	1,283
	Hertz Corp.	7.375%	1/15/21	2,230	2,152
[3]	Hertz Corp.	7.625%	6/1/22	830	829
[3]	Hertz Corp.	5.500%	10/15/24	3,240	2,657
					577,829
Utilities (1.4%)
	Electric (1.4%)
	AES Corp.	4.875%	5/15/23	600	611
	AES Corp.	5.500%	3/15/24	3,926	4,098
	AES Corp.	5.500%	4/15/25	150	157
	NRG Energy Inc.	7.875%	5/15/21	44	46
	NRG Energy Inc.	6.250%	7/15/22	1,544	1,583
	NRG Energy Inc.	6.625%	3/15/23	300	308
	NRG Energy Inc.	6.250%	5/1/24	1,416	1,434
	NRG Energy Inc.	7.250%	5/15/26	1,425	1,471
					9,708
Total Corporate Bonds (Cost $628,986)					650,145

Temporary Cash Investment (3.8%)
Repurchase Agreement (3.8%)
Bank of America Securities, LLC
(Dated 6/30/17, Repurchase
Value $26,402,000, collateralized
by Government National Mortgage
Assn. 3.500%, 2/20/47, with
a value of $26,928,000)
(Cost $26,400)	1.090% 7/3/17 26,400	26,400
Total Investments (98.8%) (Cost $655,386)		676,545

Amount
		($000)
Other Assets and Liabilities (1.2%)
Other Assets
Investment in Vanguard		45
Receivables for Investment Securities Sold		671
Receivables for Accrued Income		10,104
Receivables for Capital Shares Issued		328
Other Assets[8]		655
Total Other Assets		11,803
Liabilities
Payables for Investment Securities Purchased		(1,240)
Payables for Capital Shares Redeemed		(443)
Payables to Vanguard		(937)
Other Liabilities		(855)
Total Liabilities		(3,475)
Net Assets (100%)
Applicable to 85,907,137 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		684,873
Net Asset Value Per Share		$7.97

At June 30, 2017, net assets consisted of:
Amount
		($000)
Paid-in Capital		657,939
Undistributed Net Investment Income		15,740
Accumulated Net Realized Losses		(9,879)
Unrealized Appreciation (Depreciation)
Investment Securities		21,159
Swap Contracts		8
Forward Currency Contracts		(96)
Foreign Currencies		2
Net Assets 684,873

• See Note A in Notes to Financial Statements.
1 Adjustable-rate security.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the aggregate value of these securities was $249,962,000, representing 36.5% of net assets.
4 Security made only partial principal and/or interest payments during the period ended June 30, 2017.
5 Face amount denominated in euro.
6 Face amount denominated in British pounds.
7 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective.
At June 30, 2017, the aggregate value of these securities was $10,890,000, representing 1.6% of net assets.
8 Cash of $635,000 has been segregated as initial margin for open cleared swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Interest	18,103
Total Income	18,103
Expenses
Investment Advisory Fees—Note B	196
The Vanguard Group—Note C
Management and Administrative	635
Marketing and Distribution	52
Custodian Fees	12
Shareholders’ Reports	20
Trustees’ Fees and Expenses	1
Total Expenses	916
Net Investment Income	17,187
Realized Net Gain (Loss)
Investment Securities Sold	1,451
Swap Contracts	169
Foreign Currencies and
Forward Currency Contracts	(322)
Realized Net Gain (Loss)	1,298
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	12,624
Swap Contracts	(17)
Foreign Currencies and
Forward Currency Contracts	(53)
Change in Unrealized Appreciation
(Depreciation)	12,554
Net Increase (Decrease) in Net Assets
Resulting from Operations	31,039

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,187	30,829
Realized Net Gain (Loss)	1,298	(10,782)
Change in Unrealized Appreciation (Depreciation)	12,554	40,221
Net Increase (Decrease) in Net Assets Resulting from Operations	31,039	60,268
Distributions
Net Investment Income	(31,351)	(29,106)
Realized Capital Gain[1]	—	—
Total Distributions	(31,351)	(29,106)
Capital Share Transactions
Issued	71,250	127,974
Issued in Lieu of Cash Distributions	31,351	29,106
Redeemed	(39,585)	(86,704)
Net Increase (Decrease) from Capital Share Transactions	63,016	70,376
Total Increase (Decrease)	62,704	101,538
Net Assets
Beginning of Period	622,169	520,631
End of Period[1]	684,873	622,169
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $15,740,000 and $30,520,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$7.99	$7.59	$8.14	$8.24	$8.33	$7.72
Investment Operations
Net Investment Income	.196	.397	.427	.416	.458	.420
Net Realized and Unrealized Gain (Loss)
on Investments	.182	.426	(.541)	(.061)	(.108)	.641
Total from Investment Operations	.378	.823	(.114)	.355	.350	1.061
Distributions
Dividends from Net Investment Income	(.398)	(.423)	(.423)	(.455)	(.440)	(.451)
Distributions from Realized Capital Gains	—	—	(.013)	—	—	—
Total Distributions	(.398)	(.423)	(.436)	(.455)	(.440)	(.451)
Net Asset Value, End of Period	$7.97	$7.99	$7.59	$8.14	$8.24	$8.33

Total Return	4.90%	11.35%	-1.58%	4.40%	4.35%	14.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$685	$622	$521	$534	$509	$546
Ratio of Total Expenses to
Average Net Assets	0.28%	0.28%	0.28%	0.29%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	5.32%	5.44%	5.41%	5.24%	5.51%	6.10%
Portfolio Turnover Rate	33%	27%	38%	35%	37%	29%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Notes to Financial Statements

Vanguard High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Vanguard High Yield Bond Portfolio

During the six months ended June 30, 2017, the portfolio’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

Vanguard High Yield Bond Portfolio

During the six months ended June 30, 2017, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented less than 1% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

5. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2017, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the portfolio had contributed to Vanguard capital in the amount of $45,000 representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard High Yield Bond Portfolio

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Corporate Bonds	—	650,145	—
Temporary Cash Investments	—	26,400	—
Forward Currency Contracts—Liabilities	—	(96)	—
Swap Contracts—Assets[1]	20	—	—
Total	20	676,449	—
1 Represents variation margin on the last day of the reporting period.

E. At June 30, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	20	20
Other Liabilities	(96)	—	(96)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2017, were:

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Forward Currency Contracts	(369)	—	(369)
Swap Contracts	—	169	169
Realized Net Gain (Loss) on Derivatives	(369)	169	200

Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward Currency Contracts	(57)	—	(57)
Swap Contracts	—	(17)	(17)
Change in Unrealized Appreciation (Depreciation) on Derivatives (57)		(17)	(74)

At June 30, 2017, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Barclays Capital	7/31/17	USD	158	GBP	124	(3)
Citibank N.A.	7/31/17	USD	4,808	EUR	4,284	(93)
						(96)
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

Vanguard High Yield Bond Portfolio

At June 30, 2017, the portfolio had the following open swap contracts:

Centrally Cleared Credit Default Swaps
			Remaining
			Up-Front	Periodic
			Premium	Premium	Unrealized
		Notional	Received	Received	Appreciation
	Termination	Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold
CDX-NA-HY-S28-V1-5Y	6/20/22 ICE	10,000	—	5.000	8
ICE—Intercontinental Exchange.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2017, the portfolio realized net foreign currency gains of $728,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2016, the portfolio had available capital losses totaling $11,591,000 that may be carried forward indefinitely to offset future net capital gains. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2017; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2017, the cost of investment securities for tax purposes was $655,386,000. Net unrealized appreciation of investment securities for tax purposes was $21,159,000, consisting of unrealized gains of $29,372,000 on securities that had risen in value since their purchase and $8,213,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2017, the portfolio purchased $135,544,000 of investment securities and sold $96,992,000 of investment securities, other than U.S. government securities and temporary cash investments.

H. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2017	December 31, 2016
	Shares	Shares
	(000)	(000)
Issued	8,944	16,586
Issued in Lieu of Cash Distributions	4,066	3,976
Redeemed	(4,949)	(11,309)
Net Increase (Decrease) in Shares Outstanding	8,061	9,253

At June 30, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 52% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	12/31/2016	6/30/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,048.99	$2.87
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.99	2.83

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard High Yield Bond Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund High Yield Bond Portfolio has renewed the portfolio’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The portfolio manager is supported by a dedicated team of high-yield and bank loan analysts who conduct in-depth credit research on the universe of high-yield issuers, seeking to identify issuers with stable or improving business prospects and attractive yields. Wellington Management focuses on higher-quality bonds, as it believes that these issues offer a more attractive risk/return trade-off over the long term than lower-rated bonds within the high-yield universe. The advisor seeks to maintain credit quality and diversification guidelines in order to minimize the risk of potential defaults. Wellington Management has advised the portfolio since its inception in 1996.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages for this portfolio.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard High Yield Bond Portfolio

Vanguard High Yield Bond Portfolio is not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard High Yield Bond Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard High Yield Bond Portfolio particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard High Yield Bond Portfolio with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard High Yield Bond Portfolio is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or Vanguard High Yield Bond Portfolio or any owners or purchasers of Vanguard High Yield Bond Portfolio. Barclays has no obligation to take the needs of Vanguard, Vanguard High Yield Bond Portfolio or the owners of Vanguard High Yield Bond Portfolio into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard High Yield Bond Portfolio to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of Vanguard High Yield Bond Portfolio.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD HIGH YIELD BOND PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

©2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

Vanguard® International Portfolio

Advisors’ Report

For the six months ended June 30, 2017, the International Portfolio returned 24.09%. By comparison, the benchmark index returned 14.10% and peer funds, on average, returned 15.21%. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the half year and its effect on the portfolio’s positioning. These reports were prepared on July 19, 2017.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

James K. Anderson,
Head of Global Equities

Thomas Coutts,
Head of European Equities

We seek to invest in a relatively small number of exceptional growth companies. Often they are creating or capitalizing on the remarkable technological changes that are sweeping the world. While political events continue to dominate the news, we think deeper trends are more important. Accordingly, we have not changed our portfolio or our approach.

Politics matters, of course. But a company’s long-term success or failure is far more likely to be driven by management strategy and execution than by any other factor. So our job as investors is to cut through the short-term noise and focus on identifying long-term trends and tomorrow’s winning companies.

Long-duration trends can be exploited only by leaders who run their businesses with long-term horizons. We look for companies with special management teams and deeply embedded cultures. At a time of chronic underinvestment, we admire companies that are prepared to be bold, because we know that really important breakthroughs are hard to achieve. They require heavy investment, risk taking, and an atmosphere that allows creativity to flourish.

Founder-led or family-owned companies continue to be a fertile ground for these rare traits. Many of the portfolio’s holdings with these characteristics performed well over the last six months. Tencent, Amazon, SoftBank, and Tesla are all led by founders with visions for their businesses that extend into the decades. They also share a commitment to invest to realize those ambitions. In Europe, there may be fewer iconic entrepreneurs, but the supportive influence of significant shareholders with intergenerational time horizons is incredibly important. Family control at luxury goods companies Kering and Richemont provides a platform to build and protect valuable brands, while the Agnelli family’s stake in Fiat and Ferrari has been vital in supporting CEO Sergio Marchionne’s ambitious growth plans.

Some companies decide to take a different path. Mobileye, an Israeli company that develops advanced driver assistance systems, agreed to be acquired by Intel only six months after we took a position. While the deal is at a decent premium, there is always a sense of disappointment when an exciting business does not remain independent. This continues a trend we saw last year with the

Total Returns
		Six Months Ended
		June 30, 2017
Vanguard International Portfolio		24.09%
MSCI All Country World Index ex USA		14.10
Variable Insurance International Funds Average[1]		15.21

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		International
	Portfolio	Funds Average
International Portfolio	0.39%	0.92%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the International Portfolio’s annualized expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard International Portfolio

acquisitions of portfolio holdings ARM, Syngenta, and Skyscanner. A common feature in these deals was nervousness about the scale of future investment and the patience of markets. It reminds us of the role we must play in supporting great companies.

The notable detractor from performance was Banco Popular, as the Spanish bank was acquired by Santander for the nominal sum of €1 in June. We have owned Popular since 2013, attracted by its small and medium enterprises (SME) franchise, strong culture, and a consolidating Spanish banking industry. Since that time, the SME business has proved its worth, but rising debt and management changes have taken their toll. In the weeks leading up to its sale, we were aware of the increasing challenges the bank faced, but concluded that a good outcome was still likely enough for us to hold onto the remaining small position. While it was misplaced on this occasion, this focus on the upside and acceptance that things can go wrong is an integral part of our investment approach that has served us well over many years.

We have not made any new purchases over the period, preferring to add to holdings such as Dutch semiconductor manufacturer ASML and German chemical company BASF. The additions reflect our increasing confidence in the opportunity available to these businesses. We have also added to Chinese education companies New Oriental and TAL Education.

Schroder Investment Management
North America Inc.

Portfolio Manager:

Simon Webber, CFA

International equities produced one of the strongest first half-years in almost two decades. Earnings growth—and, importantly, upward revisions to earnings growth—has broadened out across sectors and regions in international markets, providing a strong fundamental underpinning to the rally. Technology stocks generated some of the most remarkable gains. The sector continued to deliver sustainable earnings growth;

technology had largely been unrewarding through 2016 as investors focused on more cyclical industries.

The financial and health care sectors made the strongest contributions to performance; only our positions in the materials sector detracted.

HDFC Bank, a well-positioned group with the lowest ratio of underperforming loans among India’s large lenders, performed very well. It is a core holding within the portfolio’s financial stocks and is well-placed to capitalize on growth opportunities in the retail segment through its strong brand franchise, technology leadership, and comprehensive product range. With HDFC Bank, and holdings in Zee Entertainment and Idea Cellular, the portfolio has good exposure to India. The nation has been undertaking the most radical economic reform of any large country and is seeing an acceleration in its already high economic-growth prospects.

Our strongest individual position was Alibaba. The market has been slow to appreciate the scale of the company’s opportunity. While e-commerce has historically been Alibaba’s core, the company is increasingly using its big-data capabilities to address wider markets such as logistics, software, cloud platforms, TV and movies, and payments. More generally, evidence continues to grow of internet-based platforms’ disruption of industrial, retail, and media industries. We continue to expect value to migrate toward these new online platforms—such as Naver, Priceline, and Tencent. And we are cautious about any business in a traditional industry that

Vanguard International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	62	1,663	Uses a bottom-up, stock-driven approach to select
			stocks that it believes have above-average growth
			rates and trade at reasonable prices.
Schroder Investment	34	921	Uses fundamental research to identify high-quality
Management			companies in developed and emerging markets that
North America Inc.			it believes have above-average growth potential.
Cash Investments	4	113	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard International Portfolio

has not invested wisely to position its business for this shift in customer behavior.

Amid the challenging backdrop for energy, oil companies were among the weaker positions. Statoil fell and, with a large part of our investment thesis having already played out, we elected to close the position. The company has cut costs and capital expenditures aggressively without significantly hurting project delivery or growth. We believe the most significant operational improvements have been made.

After five years of underperformance, we believe international equities have passed a significant inflection point relative to U.S. equities. The more fragile emerging economies have made improvements to most of the vulnerable elements of their finances, such as reducing current-account deficits. While Brexit increasingly looks like a bad decision by the United Kingdom, the shock of it appears to have been a catalyst for European Union collaboration, reform, and growth. The euro zone has now developed a self-sustaining economic recovery with good employment growth, and the more troubled banking systems in Spain and Italy are finally being cleaned up.

Correlations among stocks have fallen over the last year, which has improved the environment for active stock selection. The outlook risks mainly relate to valuations, which are above historical averages, and to how financial markets adjust to the end of the quantitative-easing era. While the United States is further down the path of interest rate increases than Europe, we are preparing portfolios to be resilient in the face of higher global interest rates and tighter central bank liquidity. Our focus is on companies with sustainable competitive advantages, good growth prospects, and healthy balance sheets. We expect these types of companies to do well in most economic and monetary environments.

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

Vanguard International Portfolio

Portfolio Profile
As of June 30, 2017

Portfolio Characteristics
Comparative
	Portfolio	Index[1]
Number of Stocks	123	1,866
Turnover Rate[2]	14%	—
Expense Ratio[3]	0.39%	—
Short-Term Reserves	0.4%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.91
Beta	1.11

Sector Diversification (% of equity exposure)
Comparative
	Portfolio	Index[1]
Consumer Discretionary	22.4%	11.3%
Consumer Staples	6.6	9.9
Energy	1.1	6.3
Financials	17.6	23.3
Health Care	8.8	8.1
Industrials	10.2	12.0
Information Technology	23.0	10.8
Materials	4.5	7.6
Other	1.9	0.0
Real Estate	0.1	3.2
Telecommunication Services	3.7	4.4
Utilities	0.1	3.1

Ten Largest Holdings[4] (% of total net assets)

Tencent Holdings Ltd.	Internet Software
	& Services	5.5%
Alibaba Group	Internet Software
Holding Ltd. ADR	& Services	4.8
AIA Group Ltd.	Life & Health
	Insurance	3.1
ASML Holding NV	Semiconductor
	Equipment	2.9
Industria de Diseno
Textil SA	Apparel Retail	2.9
Amazon.com Inc.	Internet & Direct
	Marketing Retail	2.8
Baidu Inc. ADR	Internet Software
	& Services	2.7
SoftBank Group Corp.	Wireless
	Telecommunication
	Services	2.0
Svenska Handelsbanken
AB Class A	Diversified Banks	1.9
Atlas Copco AB Class A	Industrial Machinery	1.8
Top Ten		30.4%

Allocation by Region

Market Diversification (% of equity exposure)
Comparative
	Portfolio[5]	Index[1]
Europe
Germany	9.1%	6.6%
United Kingdom	7.4	12.3
Sweden	5.9	2.0
Spain	5.1	2.4
France	5.0	7.3
Italy	3.6	1.6
Netherlands	3.1	2.5
Denmark	2.9	1.3
Switzerland	2.6	5.9
Other European Markets	1.8	2.6
Subtotal	46.5%	44.5%
Pacific
Japan	11.9%	16.3%
Hong Kong	4.2	2.5
South Korea	1.9	3.7
Australia	1.3	4.9
Other Pacific Markets	0.2	1.0
Subtotal	19.5%	28.4%
Emerging Markets
China	17.0%	6.6%
India	2.3	2.1
Taiwan	1.1	3.0
Other Emerging Markets	2.1	8.3
Subtotal	22.5%	20.0%
North America
United States	8.3%	0.0%
Canada	1.5	6.6
Subtotal	9.8%	6.6%
Middle East
Israel	1.7%	0.5%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI All Country World Index ex USA.
2 Annualized.
3 The expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the International Portfolio’s annualized expense ratio was 0.40%.
4 The holdings listed exclude any temporary cash investments and equity index products.
5 Market percentages exclude currency contracts held by the portfolio.

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2006–June 30, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

	Inception Date	One Year	Five Years	Ten Years
International Portfolio	6/3/1994	28.49%	10.72%	3.68%

1 Six months ended June 30, 2017.
2 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard International Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.5%)[1]
Australia (0.4%)
Brambles Ltd.	1,301,472	9,732

Belgium (0.3%)
Umicore SA	101,888	7,087

Brazil (0.8%)
BM&FBovespa SA - Bolsa
de Valores Mercadorias
e Futuros	1,347,600	8,034
Raia Drogasil SA	377,286	7,984
Telefonica Brasil SA
Preference Shares	487,900	6,613
		22,631
Canada (1.4%)
Toronto-Dominion Bank	412,241	20,774
Canadian Pacific Railway
Ltd.	66,054	10,628
Goldcorp Inc.	416,545	5,371
Potash Corp. of
Saskatchewan Inc.	108,412	1,768
		38,541
China (16.6%)
Tencent Holdings Ltd.	4,130,300	148,174
* Alibaba Group Holding
Ltd. ADR	917,993	129,345
* Baidu Inc. ADR	403,200	72,116
* Ctrip.com International
Ltd. ADR	732,319	39,443
* New Oriental Education
& Technology Group Inc.
ADR	349,685	24,649
TAL Education Group ADR	198,896	24,327
China Pacific Insurance
Group Co. Ltd.	2,326,800	9,514
		447,568
Denmark (2.8%)
* Genmab A/S	207,128	44,164
Novozymes A/S	338,400	14,805
Chr Hansen Holding A/S	163,100	11,862
Vestas Wind Systems A/S	61,833	5,711
		76,542
France (4.4%)
L’Oreal SA	189,286	39,469
Kering	89,975	30,638
Essilor International SA	147,637	18,781
Schneider Electric SE	244,328	18,776
LVMH Moet Hennessy
Louis Vuitton SE	42,173	10,546
		118,210
Germany (8.5%)
*,2 Zalando SE	1,013,535	46,346
BASF SE	357,640	33,192
Bayer AG	208,159	26,980
SAP SE	195,435	20,456

Bayerische Motoren
Werke AG	218,745	20,345
Deutsche Telekom AG	828,942	14,942
Continental AG	68,908	14,907
HeidelbergCement AG	116,760	11,319
GEA Group AG	184,823	7,589
adidas AG	35,186	6,747
*,2 Rocket Internet SE	278,557	6,002
*,3 HOME 24AG	2,691	5,507
*,3 HELLOFRESH	286,769	5,342
* MorphoSys AG	67,732	4,807
*,3 CureVac GmbH	1,452	3,540
* AIXTRON SE	274,000	1,928
		229,949
Hong Kong (4.1%)
AIA Group Ltd.	11,339,000	82,960
Jardine Matheson
Holdings Ltd.	242,051	15,539
Hong Kong Exchanges
& Clearing Ltd.	490,260	12,666
		111,165
India (2.3%)
Housing Development
Finance Corp. Ltd.	810,964	20,253
HDFC Bank Ltd.	692,127	17,680
Zee Entertainment
Enterprises Ltd.	1,238,546	9,401
Idea Cellular Ltd.	3,593,996	4,736
*,2,3 Flipkart G Series	37,575	4,050
*,3 ANI Technologies	19,170	4,010
*,2,3 Flipkart H Series	16,044	2,054
		62,184
Indonesia (0.4%)
Bank Mandiri Persero
Tbk PT	6,398,300	6,133
Bank Central Asia Tbk PT	2,793,900	3,810
		9,943
Ireland (0.3%)
Kerry Group plc Class A	100,301	8,641

Israel (1.7%)
* Check Point Software
Technologies Ltd.	250,832	27,361
* Mobileye NV	294,035	18,465
		45,826
Italy (3.5%)
Ferrari NV	519,887	44,737
EXOR NV	331,840	18,006
Intesa Sanpaolo SPA
(Registered)	5,039,175	16,029
* Fiat Chrysler Automobiles
NV	1,376,016	14,537
		93,309
Japan (10.9%)
SoftBank Group Corp.	666,100	54,147
SMC Corp.	135,200	41,330

M3 Inc.	1,308,600	36,099
Bridgestone Corp.	413,500	17,876
Rakuten Inc.	1,306,400	15,417
Kubota Corp.	911,600	15,409
KDDI Corp.	524,500	13,872
Sekisui Chemical Co. Ltd.	746,500	13,395
ORIX Corp.	792,900	12,337
Recruit Holdings Co. Ltd.	705,900	12,148
Pigeon Corp.	319,600	11,619
Sumitomo Mitsui Financial
Group Inc.	290,200	11,331
Keyence Corp.	22,800	10,037
Suzuki Motor Corp.	182,900	8,713
Suntory Beverage & Food
Ltd.	159,700	7,423
SBI Holdings Inc.	477,700	6,496
Subaru Corp.	141,900	4,812
Shiseido Co. Ltd.	64,300	2,292
		294,753
Luxembourg (0.3%)
*,3 Spotify Technology SA	2,961	9,179

Mexico (0.3%)
Grupo Financiero Banorte
SAB de CV	1,381,363	8,783

Netherlands (2.9%)
ASML Holding NV	609,933	79,507

Norway (0.6%)
Norsk Hydro ASA	1,568,961	8,683
DNB ASA	495,801	8,441
		17,124
Other (0.6%)
Vanguard FTSE All-World
ex-US ETF	298,796	14,949

Peru (0.2%)
Credicorp Ltd.	26,371	4,731

Portugal (0.2%)
Jeronimo Martins SGPS
SA	343,323	6,703

Singapore (0.2%)
Oversea-Chinese Banking
Corp. Ltd.	730,000	5,718

South Korea (1.9%)
NAVER Corp.	43,076	31,576
*,^ Celltrion Inc.	192,451	19,354
		50,930
Spain (4.9%)
Industria de Diseno Textil
SA	2,040,646	78,371
Banco Bilbao Vizcaya
Argentaria SA	5,459,505	45,477
Distribuidora Internacional
de Alimentacion SA	1,347,136	8,407
		132,255
Sweden (5.9%)
Svenska Handelsbanken
AB Class A	3,504,165	50,187
Atlas Copco AB Class A	1,258,070	48,375
Kinnevik AB	1,012,007	31,025
Assa Abloy AB Class B	604,584	13,326
SKF AB	422,609	8,582
Elekta AB Class B	668,047	6,322
		157,817

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
Switzerland (2.6%)
Nestle SA	283,943	24,765
Roche Holding AG	65,111	16,637
Lonza Group AG	70,329	15,234
Cie Financiere Richemont
SA	146,555	12,127
		68,763
Taiwan (1.1%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	4,187,000	28,607

Thailand (0.3%)
Kasikornbank PCL	1,551,700	9,059

United Kingdom (7.0%)
Rolls-Royce Holdings plc	3,819,412	44,300
Royal Dutch Shell plc
Class A	870,885	23,157
Diageo plc	726,951	21,483
Reckitt Benckiser Group
plc	183,793	18,632
* Standard Chartered plc	1,671,943	16,934
Burberry Group plc	769,583	16,653
Aviva plc	1,586,410	10,882
BHP Billiton plc	651,496	9,981
Lloyds Banking Group plc	10,910,360	9,402
Aggreko plc	677,186	8,112
*,^ Ocado Group plc	1,403,300	5,282
Antofagasta plc	466,251	4,864
		189,682
United States (8.1%)
* Amazon.com Inc.	79,193	76,659
*,^ Tesla Inc.	131,028	47,381
* Illumina Inc.	223,073	38,708
MercadoLibre Inc.	153,825	38,592
* Priceline Group Inc.	4,719	8,827
Philip Morris International
Inc.	59,673	7,008
		217,175
Total Common Stocks
(Cost $1,895,238)		2,577,063
Preferred Stocks (0.6%)
*,3 Internet Plus Holdings
Ltd.	2,083,522	10,147
*,3 You & Mr. Jones	5,200,000	5,918
Total Preferred Stocks
(Cost $13,244)		16,065

Temporary Cash Investments (5.2%)[1]
Money Market Fund (5.0%)
[5,6] Vanguard Market
	Liquidity Fund, 1.181%	1,334,865	133,513

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
[7]	United States Treasury
	Bill, 0.877%, 8/3/17	100	100
[7]	United States Treasury
	Bill, 0.918%, 9/14/17	2,800	2,794
[7]	United States Treasury
	Bill, 0.923%-0.994%,
	9/21/17	1,100	1,098
[7]	United States Treasury
	Bill, 0.978%–1.003%,
	10/5/17	1,650	1,646
[7]	United States Treasury
	Bill, 0.949%, 10/19/17	100	100
[7]	United States Treasury
	Bill, 1.052%, 11/24/17	100	99
			5,837
Total Temporary Cash Investments
(Cost $139,346)			139,350
Total Investments (101.3%)
(Cost $2,047,828)			2,732,478
Other Assets and Liabilities (-1.3%)
Other Assets[8]			10,446
Liabilities[6]			(45,460)
			(35,014)
Net Assets (100%)
Applicable to 113,379,180 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			2,697,464
Net Asset Value Per Share			$23.79

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	2,584,016
Affiliated Vanguard Funds	148,462
Total Investments in Securities	2,732,478
Investment in Vanguard	177
Receivables for Investment Securities Sold 626
Receivables for Accrued Income	5,368
Receivables for Capital Shares Issued	1,924
Other Assets[8]	2,351
Total Assets	2,742,924
Liabilities
Payables for Investment Securities
Purchased	6,792
Collateral for Securities on Loan	30,959
Payables to Investment Advisor	1,211
Payables for Capital Shares Redeemed	1,486
Payables to Vanguard	3,031
Other Liabilities	1,981
Total Liabilities	45,460
Net Assets	2,697,464

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,995,817
Undistributed Net Investment Income	16,213
Accumulated Net Realized Gains	1,925
Unrealized Appreciation (Depreciation)
Investment Securities	684,650
Futures Contracts	(1,577)
Forward Currency Contracts	585
Foreign Currencies	(149)
Net Assets	2,697,464

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $29,942,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.1% and 1.6%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the aggregate value of these securities was $58,452,000, representing 2.2% of net assets.
3 Restricted securities totaling $49,747,000, representing 1.8% of net assets.
4 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $30,959,000 of collateral received for securities on loan.
7 Securities with a value of $5,538,000 have been segregated as initial margin for open futures contracts.
8 Cash of $340,000 has been segregated as initial margin for open forward currency contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Dividends[1,2]	23,337
Interest [2]	320
Securities Lending—Net	1,090
Total Income	24,747
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,864
Performance Adjustment	408
The Vanguard Group—Note C
Management and Administrative	2,163
Marketing and Distribution	176
Custodian Fees	153
Shareholders’ Reports	46
Trustees’ Fees and Expenses	2
Total Expenses	4,812
Net Investment Income	19,935
Realized Net Gain (Loss)
Investment Securities Sold [2]	(5,367)
Futures Contracts	5,012
Foreign Currencies and Forward
Currency Contracts	2,365
Realized Net Gain (Loss)	2,010
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	495,741
Futures Contracts	(2,812)
Foreign Currencies and Forward
Currency Contracts	1,594
Change in Unrealized Appreciation
(Depreciation)	494,523
Net Increase (Decrease) in Net Assets
Resulting from Operations	516,468
1 Dividends are net of foreign withholding taxes of $2,936,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $207,000, $303,000, and $8,000, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,935	30,490
Realized Net Gain (Loss)	2,010	16,079
Change in Unrealized Appreciation (Depreciation)	494,523	(3,626)
Net Increase (Decrease) in Net Assets Resulting from Operations	516,468	42,943
Distributions
Net Investment Income	(28,317)	(31,437)
Realized Capital Gain[1]	(17,320)	(36,602)
Total Distributions	(45,637)	(68,039)
Capital Share Transactions
Issued	194,258	175,160
Issued in Lieu of Cash Distributions	45,637	68,039
Redeemed	(144,259)	(340,210)
Net Increase (Decrease) from Capital Share Transactions	95,636	(97,011)
Total Increase (Decrease)	566,467	(122,107)
Net Assets
Beginning of Period	2,130,997	2,253,104
End of Period[2]	2,697,464	2,130,997
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $16,213,000 and $24,554,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.54	$19.80	$20.63	$22.28	$18.35	$15.58
Investment Operations
Net Investment Income	.176	.271[1]	.278	.401[2]	.301	.324
Net Realized and Unrealized Gain (Loss)
on Investments	4.490	.075	(.394)	(1.736)	3.909	2.792
Total from Investment Operations	4.666	.346	(.116)	(1.335)	4.210	3.116
Distributions
Dividends from Net Investment Income	(.258)	(.280)	(.392)	(.315)	(.280)	(.346)
Distributions from Realized Capital Gains	(.158)	(.326)	(.322)	—	—	—
Total Distributions	(.416)	(.606)	(.714)	(.315)	(.280)	(.346)
Net Asset Value, End of Period	$23.79	$19.54	$19.80	$20.63	$22.28	$18.35

Total Return	24.09%	1.93%	-0.77%	-6.05%	23.26%	20.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,697	$2,131	$2,253	$2,203	$2,284	$1,754
Ratio of Total Expenses to
Average Net Assets[3]	0.40%	0.39%	0.40%	0.46%	0.47%	0.49%
Ratio of Net Investment Income to
Average Net Assets	1.64%	1.40%	1.37%	1.89%[2]	1.63%	1.89%
Portfolio Turnover Rate	14%	29%	23%	24%	22%	29%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.061 and 0.28%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.

3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.03%, 0.03%, and 0.04%.

Notes to Financial Statements

Vanguard International Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard

Vanguard International Portfolio

Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The portfolio enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended June 30, 2017, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The portfolio’s average investment in forward currency contracts represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

Vanguard International Portfolio

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.

Vanguard manages the cash reserves of the portfolio as described below.

For the six months ended June 30, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before an increase of $408,000 (0.03%) based on performance.

Vanguard International Portfolio

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the portfolio had contributed to Vanguard capital in the amount of $177,000, representing 0.01% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	291,861	—	—
Common Stocks—Other	350,655	1,900,865	33,682
Preferred Stocks	—	—	16,065
Temporary Cash Investments	133,513	5,837	—
Futures Contracts—Liabilities[1]	(1,126)	—	—
Forward Currency Contracts—Assets	—	1,220	—
Forward Currency Contracts—Liabilities	—	(635)	—
Total	774,903	1,907,287	49,747
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended June 30, 2017. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

	Investments in	Investments in
	Common Stocks	Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)	($000)
Balance as of December 31, 2016	27,166	14,013
Change in Unrealized Appreciation (Depreciation)	6,516	2,052
Balance as of June 30, 2017	33,682	16,065

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the portfolio in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

Vanguard International Portfolio

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of June 30, 2017:

	Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Common Stocks	33,682	Market Approach	Recent Market Transaction	$3,100.000
			Recent Market Transaction	2,438.335
			Recent Market Transaction	2,046.474
			Recent Market Transaction	209.182
			Discounted Recent Market
			Transaction	128.020
			Discounted Recent Market
			Transaction	107.780
			Recent Market Transaction	18.629
Preferred Stocks	16,065	Market Approach	Recent Market Transaction
			& Comparable Companies	4.870
			Valuation of Underlying Holdings	1.138

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

E. At June 30, 2017, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Other Assets	—	1,220	1,220
Other Liabilities	(1,126)	(635)	(1,761)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2017, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	5,012	—	5,012
Forward Currency Contracts	—	2,324	2,324
Realized Net Gain (Loss) on Derivatives	5,012	2,324	7,336

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(2,812)	—	(2,812)
Forward Currency Contracts	—	1,433	1,433
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,812)	1,433	(1,379)

At June 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	September 2017	1,122	43,907	(1,402)
Topix Index	September 2017	165	23,665	349
S&P ASX 200 Index	September 2017	217	23,507	(410)
FTSE 100 Index	September 2017	55	5,174	(114)
				(1,577)

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

Vanguard International Portfolio

At June 30, 2017, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	9/20/17	EUR	34,251	USD	38,540	753
Morgan Stanley Capital Services LLC	9/12/17	JPY	2,363,918	USD	21,664	(578)
The Toronto-Dominion Bank	9/26/17	AUD	27,964	USD	21,279	190
Bank of America, N.A.	9/20/17	GBP	3,560	USD	4,551	97
BNP Paribas	9/20/17	EUR	4,032	USD	4,538	88
Goldman Sachs International	9/26/17	AUD	3,227	USD	2,435	43
Barclays Bank plc	9/12/17	JPY	190,560	USD	1,740	(40)
Barclays Bank plc	9/20/17	EUR	1,513	USD	1,703	32
JPMorgan Chase Bank, N.A.	9/12/17	JPY	70,264	USD	644	(17)
BNP Paribas	9/20/17	GBP	448	USD	570	14
Barclays Bank plc	9/20/17	GBP	104	USD	133	3
						585
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At June 30, 2017, the counterparty had deposited in segregated accounts cash with a value of $640,000 in connection with open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2017, the cost of investment securities for tax purposes was $2,048,501,000. Net unrealized appreciation of investment securities for tax purposes was $683,977,000, consisting of unrealized gains of $768,748,000 on securities that had risen in value since their purchase and $84,771,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2017, the portfolio purchased $186,802,000 of investment securities and sold $164,577,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2017	December 31, 2016
	Shares	Shares
	(000)	(000)
Issued	8,847	9,124
Issued in Lieu of Cash Distributions	2,105	3,688
Redeemed	(6,653)	(17,498)
Net Increase (Decrease) in Shares Outstanding	4,299	(4,686)

At June 30, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 40% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to
June 30, 2017, that would require recognition or disclosure in these financial statements.

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	12/31/2016	6/30/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,240.85	$2.22
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.01

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard International Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund International Portfolio has renewed the portfolio’s investment advisory arrangements with Baillie Gifford Overseas Ltd. (Baillie Gifford), and Schroder Investment Management North America Inc. (Schroder Inc.), as well as the sub-advisory agreement with Schroder Investment North America Ltd. (Schroder Ltd.). The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following: Baillie Gifford. Baillie Gifford—a unit of Baillie Gifford & Co., founded in 1908—is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford uses fundamental research to make long-term investments in companies that have above-average growth potential resulting from sustainable competitive advantages, special cultures and management, or competitive strength in underestimated technology shifts. Baillie Gifford believes that equities’ asymmetrical return pattern means that alpha is generated by focusing on the upside and the potential to earn exponential returns rather than being overly concerned with avoiding losing investments. The advisor takes a bottom-up, stock-driven approach to sector and country allocation. Baillie Gifford has advised a portion of the portfolio since 2003.

Schroder. Schroders plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), has been in existence for more than 200 years and has investment management experience dating back to 1926. Schroder uses fundamental research to identify quality growth stocks with sustainable competitive advantages selling at attractive valuations. Bottom-up research is conducted within the context of key structural trends shaping the global economy or a given industry that will drive a company’s future growth prospects. The portfolio’s holdings are classified as either “core” or “opportunistic.” Core holdings generally constitute two-thirds of the portfolio and tend to be longer-term holdings because of competitive advantages that can support above-average growth rates for an extended period. Opportunistic holdings tend to be shorter-term and more cyclical in nature. Schroder Inc. has advised the portfolio since its inception in 1994, and its affiliate Schroder Ltd. has advised the portfolio since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Vanguard International Portfolio

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages for this portfolio.

The board did not consider the profitability of Baillie Gifford or Schroder in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rates negotiated with Baillie Gifford and Schroder without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Vanguard International Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Vanguard® Mid-Cap Index Portfolio

U.S. stocks posted impressive returns over the first half of 2017 as the economy continued to grow, more workers found jobs, corporate earnings improved, and investors were hopeful about prospects for infrastructure spending. With the exception of the end of the period, volatility remained muted.

For the six months ended June 30, 2017, Vanguard Mid-Cap Index Portfolio returned 9.04%, in line with its benchmark index and more than 3 percentage points ahead of the average return of its peers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A wide variety of sectors registered robust returns

Vanguard Mid-Cap Index Portfolio offers investors broad exposure to the hundreds of mid-capitalization stocks in the U.S. equity market. Stocks of every style and from every industry sector are represented. Over the period, large-cap stocks outpaced mid- and small-caps, and growth stocks outperformed their value counterparts.

Nine of the ten sectors in the portfolio posted gains. The largest portion of returns came from technology companies (+18%), as investors expected rising demand for both hardware and software products. Semiconductor makers were particularly in favor, with returns from some stocks north of 50%.

Health care (+21%), a smaller sector, generated the highest total return, led by companies focused on equipment and supplies. The often-volatile biotechnology subsector was another standout.

Strong performance from banks, financial service firms, and insurance providers helped the portfolio’s largest sector, financials (+8%). These stocks benefited from the prospect of rising interest rates, which typically boost profits from bank loans and aid insurers’ investment returns.

Total Returns
		Six Months Ended
		June 30, 2017
Vanguard Mid-Cap Index Portfolio		9.04%
CRSP US Mid Cap Index		9.17
Variable Insurance Mid-Cap Core Funds Average[1]		5.28

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Multi-Cap Core
	Portfolio	Funds Average
Mid-Cap Index Portfolio	0.19%	0.80%

Other favorable results came from industrials (+10%), with electronic and electrical equipment faring best. Consumer goods (+9%) also did well, led by home builders, household goods, and leisure products.

Results were positive but generally more modest for basic materials, utilities, and consumer services companies. One notable performer was the consumer services’ travel and leisure subsector, where airline, hotel, and cruise line stocks notched returns exceeding 50%.

Oil and gas (–14%), the only sector to post a negative return for the period, was hurt by a decline in oil and natural gas prices.

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the portfolio’s annualized expense ratio was 0.19%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Mid-Cap Index Portfolio

Portfolio Profile
As of June 30, 2017

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	338	339	3,800
Median Market Cap $13.2B		$13.2B	$59.8B
Price/Earnings Ratio	22.6x	22.6x	21.2x
Price/Book Ratio	2.7x	2.7x	2.9x
Yield[3]	1.53%	1.53%	1.84%
Return on Equity	23.7%	13.1%	16.3%
Earnings Growth Rate	9.9%	9.9%	10%
Foreign Holdings	0.3%	0%	0%
Turnover Rate[4]	16%	—	—
Expense Ratio[5]	0.19%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	Portfolio Versus Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.94
Beta	1.00	1.03

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Basic Materials	4.1%	4.1%	2.6%
Consumer Goods	12.3	12.3	9.7
Consumer Services	11.3	11.3	13.1
Financials	22.8	22.8	20.4
Health Care	8.9	8.9	13.1
Industrials	16.7	16.7	12.9
Oil & Gas	4.3	4.3	5.5
Technology	13.3	13.3	17.5
Telecommunications	1.0	1.0	2.0
Utilities	5.3	5.3	3.2

Ten Largest Holdings[6] (% of total net assets)

Fiserv Inc.	Financial
	Administration	0.7%
Newell Brands Inc.	Durable Household
	Products	0.7
Western Digital Corp.	Computer Hardware	0.7
Edwards Lifesciences	Medical
Corp.	Supplies	0.7
Roper Technologies Inc.	Electronic
	Equipment	0.7
CR Bard Inc.	Medical Supplies	0.7
Lam Research Corp.	Semiconductors	0.7
Amphenol Corp.	Electrical
	Components
	& Equipment	0.6
M&T Bank Corp.	Banks	0.6
Incyte Corp.	Biotechnology	0.6
Top Ten		6.7%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 CRSP US Mid Cap Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the annualized expense ratio was 0.19%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2006–June 30, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

	Inception Date	One Year	Five Years	Ten Years
Mid-Cap Index Portfolio	2/9/1999	17.08%	14.62%	7.36%

1 Six months ended June 30, 2017.
2 MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Mid-Cap Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (4.1%)
	Newmont Mining Corp.	248,627	8,053
*	Freeport-McMoRan Inc.	607,038	7,290
	Celanese Corp. Class A	65,041	6,175
	Albemarle Corp.	51,664	5,453
	Eastman Chemical Co.	61,261	5,145
	International Flavors &
	Fragrances Inc.	36,813	4,970
	Arconic Inc.	205,203	4,648
	FMC Corp.	62,362	4,556
	Mosaic Co.	163,349	3,729
	Avery Dennison Corp.	41,262	3,646
*	Axalta Coating Systems Ltd.	101,399	3,249
	CF Industries Holdings Inc.	108,530	3,034
	Reliance Steel & Aluminum
	Co.	32,256	2,349
	WR Grace & Co.	31,816	2,291
*	Alcoa Corp.	42,867	1,400
	Westlake Chemical Corp.	18,102	1,198
			67,186
Consumer Goods (12.3%)
	Newell Brands Inc.	225,201	12,075
	Clorox Co.	59,982	7,992
	Dr Pepper Snapple Group
	Inc.	85,628	7,802
*	Electronic Arts Inc.	68,306	7,221
*	Mohawk Industries Inc.	29,448	7,117
	Conagra Brands Inc.	198,350	7,093
	Molson Coors Brewing Co.
	Class B	81,759	7,059
	Whirlpool Corp.	34,487	6,608
	Coach Inc.	130,864	6,195
	JM Smucker Co.	51,570	6,102
	Genuine Parts Co.	65,236	6,051
	Church & Dwight Co. Inc.	116,202	6,029
	Hasbro Inc.	52,434	5,847
	DR Horton Inc.	166,332	5,750
	Delphi Automotive plc	62,410	5,470
	McCormick & Co. Inc.	52,742	5,143
	Lennar Corp. Class A	94,167	5,021
	Bunge Ltd.	65,369	4,876
	Lear Corp.	32,081	4,558
*	LKQ Corp.	136,329	4,492
	Harley-Davidson Inc.	81,510	4,403
	Snap-on Inc.	27,021	4,269
	Tyson Foods Inc. Class A	67,141	4,205
	Hormel Foods Corp.	123,108	4,199
	BorgWarner Inc.	98,762	4,184
	PVH Corp.	36,297	4,156
*	NVR Inc.	1,660	4,002
	Leucadia National Corp.	150,722	3,943
	Hanesbrands Inc.	169,415	3,924
	Coty Inc. Class A	208,832	3,918
	Mattel Inc.	159,485	3,434
	PulteGroup Inc.	132,223	3,243
*	WABCO Holdings Inc.	23,962	3,055
	Lamb Weston Holdings Inc.	68,045	2,997

*	Lululemon Athletica Inc.	44,478	2,654
*	Michael Kors Holdings Ltd.	71,855	2,605
^	Polaris Industries Inc.	27,881	2,571
	Goodyear Tire & Rubber Co.	58,610	2,049
	Ingredion Inc.	16,758	1,998
	Ralph Lauren Corp. Class A	25,619	1,891
^,* Under Armour Inc. Class A		85,970	1,871
*	Under Armour Inc.	87,491	1,764
*	Pilgrim’s Pride Corp.	23,322	511
	Lennar Corp. Class B	4,820	217
			200,564
Consumer Services (11.2%)
	Royal Caribbean Cruises Ltd.	80,208	8,761
	Expedia Inc.	57,903	8,625
*	Ulta Beauty Inc.	27,523	7,909
	MGM Resorts International	241,101	7,544
*	Dollar Tree Inc.	104,783	7,326
	Best Buy Co. Inc.	121,831	6,985
	Nielsen Holdings plc	166,598	6,441
	Whole Foods Market Inc.	149,055	6,277
*	Chipotle Mexican Grill Inc.
	Class A	13,344	5,552
*	CarMax Inc.	86,399	5,448
	Ross Stores Inc.	91,261	5,269
	Darden Restaurants Inc.	57,876	5,234
	Tiffany & Co.	55,166	5,178
	Alaska Air Group Inc.	57,614	5,171
	Wynn Resorts Ltd.	38,192	5,122
	Wyndham Worldwide Corp.	48,595	4,879
*	United Continental Holdings
	Inc.	62,235	4,683
	Aramark	113,812	4,664
*	Liberty Interactive Corp.
	QVC Group Class A	186,738	4,583
	Interpublic Group of Cos.
	Inc.	183,943	4,525
*	Norwegian Cruise Line
	Holdings Ltd.	74,324	4,035
	Advance Auto Parts Inc.	32,634	3,805
	AmerisourceBergen Corp.
	Class A	38,108	3,602
	Macy’s Inc.	142,068	3,302
	Tractor Supply Co.	59,969	3,251
*	Liberty Media Corp-Liberty
	SiriusXM	77,905	3,249
	News Corp. Class A	233,653	3,201
	Kohl’s Corp.	80,146	3,099
	FactSet Research Systems
	Inc.	18,455	3,067
	Staples Inc.	304,014	3,061
	Foot Locker Inc.	61,097	3,011
	Viacom Inc. Class B	82,056	2,755
	Scripps Networks
	Interactive Inc. Class A	40,187	2,745
	Nordstrom Inc.	54,309	2,598
*	Discovery Communications
	Inc.	99,076	2,498
	Gap Inc.	111,824	2,459

	Domino’s Pizza Inc.	11,189	2,367
	Bed Bath & Beyond Inc.	64,143	1,950
*	TripAdvisor Inc.	50,758	1,939
*	Discovery Communications
	Inc. Class A	71,562	1,848
*	Liberty Media Corp-Liberty
	SiriusXM	38,153	1,602
	H&R Block Inc.	48,235	1,491
	Signet Jewelers Ltd.	15,895	1,005
*	Hyatt Hotels Corp. Class A	15,430	867
*	AutoNation Inc.	16,441	693
	Viacom Inc. Class A	2,352	90
			183,766
Financials (22.7%)
	M&T Bank Corp.	64,509	10,447
	KeyCorp	510,969	9,576
	Moody’s Corp.	75,865	9,231
	Hartford Financial Services
	Group Inc.	171,281	9,004
	Willis Towers Watson plc	59,924	8,717
	Principal Financial Group Inc.	134,405	8,611
	Citizens Financial Group Inc.	236,101	8,424
	Digital Realty Trust Inc.	74,424	8,406
	Regions Financial Corp.	560,373	8,204
	Essex Property Trust Inc.	30,577	7,867
	Equinix Inc.	18,165	7,796
	Equifax Inc.	56,002	7,696
*	SBA Communications Corp.
	Class A	56,536	7,627
	First Republic Bank	73,171	7,324
*	IHS Markit Ltd.	161,283	7,103
	Lincoln National Corp.	104,601	7,069
	Realty Income Corp.	127,326	7,026
	Huntington Bancshares Inc.	506,748	6,851
	Invesco Ltd.	189,707	6,676
	Host Hotels & Resorts Inc.	344,815	6,300
	AvalonBay Communities Inc.	32,122	6,173
	Comerica Inc.	82,422	6,037
*	Markel Corp.	6,168	6,019
	Annaly Capital Management
	Inc.	475,057	5,724
	Mid-America Apartment
	Communities Inc.	52,966	5,582
	FNF Group	120,457	5,400
*	Arch Capital Group Ltd.	57,243	5,340
	XL Group Ltd.	121,918	5,340
	Cincinnati Financial Corp.	72,877	5,280
	Alexandria Real Estate
	Equities Inc.	42,391	5,107
	SL Green Realty Corp.	47,415	5,017
	Unum Group	106,285	4,956
*	E*TRADE Financial Corp.	128,031	4,869
*	CBRE Group Inc. Class A	133,666	4,865
	UDR Inc.	124,447	4,850
	Raymond James Financial
	Inc.	60,357	4,842
	Arthur J Gallagher & Co.	83,554	4,783
	Duke Realty Corp.	165,545	4,627

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Ally Financial Inc.	214,085	4,474
	Affiliated Managers Group
	Inc.	26,426	4,383
	MSCI Inc. Class A	42,213	4,348
	Extra Space Storage Inc.	55,733	4,347
*	Liberty Broadband Corp.	49,965	4,334
	Federal Realty Investment
	Trust	33,708	4,260
	Regency Centers Corp.	67,296	4,215
	Western Union Co.	219,703	4,185
	Zions Bancorporation	94,293	4,140
*	Alleghany Corp.	6,825	4,060
	Iron Mountain Inc.	116,812	4,014
	Torchmark Corp.	51,852	3,967
	Reinsurance Group of
	America Inc. Class A	29,974	3,848
	Nasdaq Inc.	53,806	3,847
	Macerich Co.	66,189	3,843
	VEREIT Inc.	453,423	3,691
	Everest Re Group Ltd.	14,340	3,651
	SEI Investments Co.	66,508	3,577
	AGNC Investment Corp.	165,515	3,524
	Camden Property Trust	40,819	3,490
	Kimco Realty Corp.	188,189	3,453
	CIT Group Inc.	67,682	3,296
	Voya Financial Inc.	86,514	3,191
	WR Berkley Corp.	42,401	2,933
	New York Community
	Bancorp Inc.	216,213	2,839
	People’s United Financial
	Inc.	160,317	2,831
	Lazard Ltd. Class A	60,384	2,798
	Jones Lang LaSalle Inc.	21,140	2,642
	Axis Capital Holdings Ltd.	39,492	2,554
	Brixmor Property Group Inc.	141,952	2,538
*	Athene Holding Ltd. Class A	48,336	2,398
*	SVB Financial Group	12,269	2,157
	Assurant Inc.	12,864	1,334
*	Liberty Broadband Corp.
	Class A	11,712	1,005
	Invitation Homes Inc.	36,035	779
			371,712
Health Care (8.9%)
*	Edwards Lifesciences Corp.	97,850	11,570
	CR Bard Inc.	33,754	10,670
*	Incyte Corp.	81,082	10,209
*	BioMarin Pharmaceutical Inc.	81,395	7,392
*	Laboratory Corp. of America
	Holdings	47,642	7,344
	Quest Diagnostics Inc.	63,874	7,100
	Dentsply Sirona Inc.	106,871	6,929
*	Henry Schein Inc.	36,988	6,770
*	IDEXX Laboratories Inc.	41,027	6,623
*	Waters Corp.	35,489	6,524
*	Centene Corp.	76,243	6,090
*	Quintiles IMS Holdings Inc.	66,646	5,965
*	Hologic Inc.	130,379	5,917
	Cooper Cos. Inc.	22,778	5,453
	ResMed Inc.	66,058	5,144
	Universal Health Services
	Inc. Class B	41,676	5,088
	Perrigo Co. plc	63,401	4,788
*	DaVita Inc.	72,596	4,701
*	Varian Medical Systems Inc.	42,925	4,429
*	Jazz Pharmaceuticals plc	26,617	4,139
*	Alkermes plc	71,322	4,135
*	Align Technology Inc.	16,821	2,525
*	Envision Healthcare Corp.	27,370	1,715
*	TESARO Inc.	8,790	1,229

*	Seattle Genetics Inc.	21,600	1,118
*	Mallinckrodt plc	23,112	1,036
			144,603
Industrials (16.7%)
*	Fiserv Inc.	99,035	12,116
	Roper Technologies Inc.	47,560	11,012
	Amphenol Corp. Class A	142,493	10,519
	Rockwell Collins Inc.	75,618	7,946
	Waste Connections Inc.	122,797	7,911
	Vulcan Materials Co.	61,580	7,801
*	Mettler-Toledo International
	Inc.	12,038	7,085
	Ball Corp.	163,758	6,912
	WestRock Co.	116,935	6,626
	Martin Marietta Materials
	Inc.	29,244	6,509
	AMETEK Inc.	107,296	6,499
	Global Payments Inc.	70,996	6,412
	Alliance Data Systems Corp.	24,664	6,331
*	FleetCor Technologies Inc.	43,037	6,206
*	Verisk Analytics Inc. Class A	73,169	6,173
	L3 Technologies Inc.	36,329	6,070
	TransDigm Group Inc.	21,830	5,869
	Fastenal Co.	134,697	5,863
	Dover Corp.	72,648	5,828
	Masco Corp.	148,918	5,690
	Textron Inc.	112,355	5,292
	Kansas City Southern	49,381	5,168
	Pentair plc	76,335	5,079
	Cintas Corp.	39,301	4,954
*	Vantiv Inc. Class A	75,486	4,781
	Expeditors International of
	Washington Inc.	83,877	4,737
	Fortune Brands Home &
	Security Inc.	71,638	4,674
	Xylem Inc.	83,675	4,638
	CH Robinson Worldwide Inc.	65,605	4,506
	Total System Services Inc.	77,080	4,490
*	United Rentals Inc.	39,414	4,442
*	Trimble Inc.	117,770	4,201
	WW Grainger Inc.	23,205	4,189
	Acuity Brands Inc.	20,542	4,176
	Sealed Air Corp.	91,131	4,079
*	Crown Holdings Inc.	63,469	3,787
	JB Hunt Transport Services
	Inc.	40,974	3,744
	Wabtec Corp.	40,286	3,686
	ManpowerGroup Inc.	31,313	3,496
	Owens Corning	52,169	3,491
*	Sensata Technologies
	Holding NV	79,681	3,404
*	Arrow Electronics Inc.	41,434	3,249
*	First Data Corp. Class A	174,536	3,177
	Jacobs Engineering Group
	Inc.	56,088	3,051
*	Stericycle Inc.	39,680	3,028
	Xerox Corp.	104,429	3,000
	Fluor Corp.	65,120	2,981
	Hubbell Inc. Class B	25,640	2,902
	Macquarie Infrastructure
	Corp.	36,470	2,859
	Flowserve Corp.	60,841	2,825
	Robert Half International Inc.	56,345	2,701
	Allison Transmission
	Holdings Inc.	63,617	2,386
	Huntington Ingalls Industries
	Inc.	10,757	2,003
	Avnet Inc.	29,048	1,129
	FLIR Systems Inc.	31,767	1,101
			272,784

Oil & Gas (4.3%)
*	Concho Resources Inc.	69,202	8,410
	Tesoro Corp.	70,882	6,635
	National Oilwell Varco Inc.	177,195	5,837
	Cabot Oil & Gas Corp.	217,020	5,443
	EQT Corp.	80,680	4,727
	Marathon Oil Corp.	395,610	4,688
*	Cheniere Energy Inc.	94,104	4,584
	Cimarex Energy Co.	44,329	4,167
	Devon Energy Corp.	116,211	3,715
	OGE Energy Corp.	93,014	3,236
	Noble Energy Inc.	101,876	2,883
	Range Resources Corp.	115,285	2,671
	Helmerich & Payne Inc.	45,513	2,473
	Targa Resources Corp.	50,135	2,266
*	Antero Resources Corp.	102,804	2,222
*	Continental Resources Inc.	43,715	1,413
	HollyFrontier Corp.	41,175	1,131
*	Energen Corp.	22,655	1,118
	Core Laboratories NV	10,267	1,040
*	Weatherford
	International plc	229,441	888
			69,547
Technology (13.3%)
	Western Digital Corp.	135,747	12,027
	Lam Research Corp.	75,155	10,629
*	Autodesk Inc.	97,572	9,837
*	Cerner Corp.	138,673	9,218
*	ServiceNow Inc.	79,253	8,401
	Skyworks Solutions Inc.	85,937	8,246
	Symantec Corp.	283,526	8,010
*	Red Hat Inc.	82,926	7,940
	Microchip Technology Inc.	100,790	7,779
	Xilinx Inc.	115,672	7,440
	KLA-Tencor Corp.	73,021	6,682
	Motorola Solutions Inc.	76,116	6,602
	Harris Corp.	56,866	6,203
*	Dell Technologies Inc.
	Class V	96,884	5,920
*	Workday Inc. Class A	61,029	5,920
	Maxim Integrated Products
	Inc.	131,572	5,907
*	Palo Alto Networks Inc.	40,782	5,457
	Seagate Technology plc	138,367	5,362
*	Citrix Systems Inc.	67,014	5,333
*	Synopsys Inc.	69,972	5,103
	NetApp Inc.	126,352	5,060
	CA Inc.	145,912	5,030
	Juniper Networks Inc.	177,868	4,959
*	Gartner Inc.	40,047	4,946
^,* Advanced Micro Devices
	Inc.	395,803	4,940
*	Twitter Inc.	272,080	4,862
*	ANSYS Inc.	39,791	4,842
	CDK Global Inc.	67,616	4,196
*	F5 Networks Inc.	30,134	3,829
*	Akamai Technologies Inc.	76,506	3,811
*	Qorvo Inc.	59,145	3,745
*	VeriSign Inc.	40,140	3,731
*	Splunk Inc.	64,385	3,663
	Marvell Technology Group
	Ltd.	175,395	2,897
	LogMeIn Inc.	24,566	2,567
	Garmin Ltd.	43,850	2,238
*	Arista Networks Inc.	10,890	1,631
*	Nuance Communications
	Inc.	67,012	1,167
*	Premier Inc. Class A	24,132	869
			216,999

Vanguard Mid-Cap Index Portfolio

		Market
		Value•
	Shares	($000)
Telecommunications (1.0%)
* Level 3 Communications
Inc.	134,787	7,993
CenturyLink Inc.	255,885	6,111
* Zayo Group Holdings Inc.	74,380	2,298
		16,402
Utilities (5.3%)
WEC Energy Group Inc.	147,177	9,034
Eversource Energy	147,760	8,971
DTE Energy Co.	83,611	8,845
American Water Works Co.
Inc.	82,969	6,467
Entergy Corp.	83,595	6,418
Ameren Corp.	112,974	6,176
CMS Energy Corp.	130,810	6,050
CenterPoint Energy Inc.	190,931	5,228
ONEOK Inc.	98,380	5,131
Pinnacle West Capital Corp.	51,919	4,421
Alliant Energy Corp.	106,046	4,260
SCANA Corp.	59,880	4,013
NiSource Inc.	151,099	3,832
AES Corp.	307,202	3,413
FirstEnergy Corp.	103,315	3,013
Avangrid Inc.	28,816	1,272
		86,544
Total Common Stocks
(Cost $1,259,309)		1,630,107
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
[2,3] Vanguard Market Liquidity
Fund, 1.181%	55,739	5,575

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4] United States Treasury Bill,
0.980%, 10/5/17	200	199
Total Temporary Cash Investments
(Cost $5,774)		5,774
Total Investments (100.1%)
(Cost $1,265,083)		1,635,881

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	108
Receivables for Accrued Income	1,828
Receivables for Capital Shares Issued	1,210
Other Assets	14
Total Other Assets	3,160
Liabilities
Payables for Investment Securities
Purchased	(48)
Collateral for Securities on Loan	(1,851)
Payables for Capital Shares Redeemed	(1,925)
Payables to Vanguard	(1,184)
Total Liabilities	(5,008)
Net Assets (100%)
Applicable to 75,222,267 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,634,033
Net Asset Value Per Share $21.72

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,214,372
Undistributed Net Investment Income	8,351
Accumulated Net Realized Gains	40,538
Unrealized Appreciation (Depreciation)
Investment Securities	370,798
Futures Contracts	(26)
Net Assets	1,634,033

• See Note A in Notes to Financial Statements. * Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,799,000.

1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to future investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

23 Includes $1,851,000 of collateral received for securities on loan.

4 Securities with a value of $199,000 have been segregated as initial margin for open futures contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Dividends	11,100
Interest[1]	23
Securities Lending—Net	31
Total Income	11,154
Expenses
The Vanguard Group—Note B
Investment Advisory Services	193
Management and Administrative	1,137
Marketing and Distribution	124
Custodian Fees	35
Shareholders’ Reports	38
Trustees’ Fees and Expenses	1
Total Expenses	1,528
Net Investment Income	9,626
Realized Net Gain (Loss)
Investment Securities Sold[1]	40,299
Futures Contracts	172
Realized Net Gain (Loss)	40,471
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	86,111
Futures Contracts	76
Change in Unrealized Appreciation
(Depreciation)	86,187
Net Increase (Decrease) in Net Assets
Resulting from Operations	136,284

1 Interest income and realized net gain (loss) from an affiliated company of the portfolio were $22,000 and $0, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,626	19,533
Realized Net Gain (Loss)	40,471	70,665
Change in Unrealized Appreciation (Depreciation)	86,187	57,698
Net Increase (Decrease) in Net Assets Resulting from Operations	136,284	147,896
Distributions
Net Investment Income	(19,300)	(18,997)
Realized Capital Gain[1]	(70,544)	(94,466)
Total Distributions	(89,844)	(113,463)
Capital Share Transactions
Issued	117,907	179,071
Issued in Lieu of Cash Distributions	89,844	113,463
Redeemed	(115,406)	(195,109)
Net Increase (Decrease) from Capital Share Transactions	92,345	97,425
Total Increase (Decrease)	138,785	131,858
Net Assets
Beginning of Period	1,495,248	1,363,390
End of Period[2]	1,634,033	1,495,248

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $1,194,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,351,000 and $18,025,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.11	$20.76	$22.49	$20.77	$16.13	$14.49
Investment Operations
Net Investment Income	.127	.280	.291	.266	.203	.205
Net Realized and Unrealized Gain (Loss)
on Investments	1.740	1.814	(.552)	2.446	5.262	2.071
Total from Investment Operations	1.867	2.094	(.261)	2.712	5.465	2.276
Distributions
Dividends from Net Investment Income	(0.270)	(.292)	(.268)	(.200)	(.200)	(.178)
Distributions from Realized Capital Gains	(0.987)	(1.452)	(1.201)	(.792)	(.625)	(.458)
Total Distributions	(1.257)	(1.744)	(1.469)	(.992)	(.825)	(.636)
Net Asset Value, End of Period	$21.72	$21.11	$20.76	$22.49	$20.77	$16.13

Total Return	9.04%	11.11%	-1.43%	13.59%	34.93%	15.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,634	$1,495	$1,363	$1,364	$1,172	$820
Ratio of Total Expenses to
Average Net Assets	0.19%	0.19%	0.19%	0.24%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.30%	1.40%	1.35%	1.29%	1.15%	1.30%
Portfolio Turnover Rate	16%	21%	23%	16%	35%	23%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Notes to Financial Statements

Vanguard Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2017, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such

Vanguard Mid-Cap Index Portfolio

actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the portfolio had contributed to Vanguard capital in the amount of $108,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,630,107	—	—
Temporary Cash Investments	5,575	199	—
Futures Contracts—Assets[1]	2	—	—
Total	1,635,684	199	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Mid-Cap Index Portfolio

D. At June 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	September 2017	14	2,445	(16)
E-mini S&P 500 Index	September 2017	13	1,574	(10)
				(26)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2017, the cost of investment securities for tax purposes was $1,265,083,000. Net unrealized appreciation of investment securities for tax purposes was $370,798,000, consisting of unrealized gains of $427,322,000 on securities that had risen in value since their purchase and $56,524,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2017, the portfolio purchased $142,995,000 of investment securities and sold $126,040,000 of investment securities, other than temporary cash investments.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2017, such purchases and sales were $16,384,000 and $39,839,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

G. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2017	December 31, 2016
	Shares	Shares
	(000)	(000)
Issued	5,427	8,958
Issued in Lieu of Cash Distributions	4,272	6,032
Redeemed	(5,316)	(9,815)
Net Increase (Decrease) in Shares Outstanding	4,383	5,175

At June 30, 2017 one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 46% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	12/31/2016	6/30/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,090.39	$0.98
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,022.89	$0.95

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Mid-Cap Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory expenses were also well below peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages for this portfolio.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Moderate Allocation Portfolio

For the six months ended June 30, 2017, the Moderate Allocation Portfolio returned 7.17%, in line with the 7.08% return of its composite benchmark index and ahead of the 6.55% average return of its peers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

In April, Vanguard increased the portfolio’s international equity exposure and fixed income exposure by 10 percentage points each for further diversification and to be consistent with its other model asset allocations. The new equity asset allocation will be 60% domestic and 40% international, and the new fixed income asset allocation will be 70% domestic and 30% international.

Most types of stocks continued to advance

The Moderate Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund portfolios and Vanguard index funds.

It targets an asset allocation of approximately 60% stocks and 40% bonds through these holdings: Vanguard Equity Index Portfolio (30%), Vanguard Total Bond Market Index Portfolio (28%), Vanguard Total International Stock Index Fund (24%), Vanguard Total International Bond Index Fund (12%), and Vanguard Extended Market Index Fund (6%).

Nine of the 11 industry sectors posted positive results for the period. Health care, information technology, and industrials were the market leaders, while energy and telecommunications recorded negative returns.

Vanguard Total International Stock Index Fund returned about 15% as the weaker dollar helped international stock results. Without the currency impact, returns would have been lower. The developed markets of Europe returned almost 17%, while both emerging markets and the developed markets of the Pacific region returned nearly 15%.

Lower inflation expectations pushed bond returns higher

Vanguard Total Bond Market Index Portfolio, which includes most of the U.S. bond market, returned 2.35%. U.S.

Total Returns
Six Months Ended
June 30, 2017
Moderate Allocation Portfolio	7.17%
Moderate Allocation Composite Index[1]	7.08
Variable Insurance Mixed-Asset Target Moderate Funds Average[2]	6.55

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Allocation
	Acquired Fund Fees	Moderate
	and Expenses[3]	Funds Average[4]
Vanguard Moderate Allocation Portfolio	0.16%	0.52%

bond prices generally advanced and yields declined as inflation expectations diminished. Returns were positive in four of the period’s six months, dipping only slightly in March and again in June.

The yield of the benchmark 10-year Treasury note declined to 2.31% from 2.45% six months earlier. Investment-grade corporate bonds outperformed Treasuries and mortgage-backed securities.

Vanguard Total International Bond Index Fund returned 0.51%. Bonds from Europe, particularly the United Kingdom and Germany, outpaced their counterparts from the Pacific region and its largest representative, Japan. Results were mixed by credit quality, while longer-dated bonds overcame shorter-dated bonds as the period progressed.

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

1 Weighted 42% S&P Total Market Index, 32% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) as of June 3, 2013. Previously, the composite was 42% S&P Total Market Index, 40% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.

2 Derived from data provided by Lipper, a Thomson Reuters Company.

3 This figure—drawn from the prospectus dated April 28, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2017, the annualized acquired fund fees and expenses were 0.15%.

4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Moderate Allocation Portfolio

Portfolio Profile

As of June 30, 2017

Total Portfolio Characteristics

Yield[1]	2.1%
Acquired Fund Fees and Expenses[2]	0.16%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	29.5%
Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	28.0
Vanguard Total International Stock
Index Fund Admiral Shares	24.1
Vanguard Total International Bond
Index Fund Admiral Shares	12.1
Vanguard Extended Market Index
Fund Admiral Shares	6.3

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.

2 This figure—drawn from the prospectus dated April 28, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2017, the annualized acquired fund fees and expenses were 0.15%.

Vanguard Moderate Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): October 19, 2011–June 30, 2017

Average Annual Total Returns: Periods Ended June 30, 2017
				Since
	Inception Date	One Year	Five Years	Inception
Moderate Allocation Portfolio	10/19/2011	10.87%	8.46%	8.86%

1 Six months ended June 30, 2017.

2 Weighted 42% S&P Total Market Index, 32% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.

See Financial Highlights for dividend and capital gains information.

Vanguard Moderate Allocation Portfolio

Financial Statements

Statement of Net Assets
As of June 30, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (35.9%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	2,698,341	99,785
Vanguard Extended Market Index Fund Admiral Shares	276,675	21,475
		121,260
International Stock Fund (24.1%)
Vanguard Total International Stock Market Index Fund Admiral Shares	2,922,929	81,491

U.S. Bond Fund (27.9%)
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	8,065,450	94,527

International Bond Fund (12.1%)
Vanguard Total International Bond Index Fund Admiral Shares	1,883,946	40,863
Total Investment Companies (Cost $321,928)		338,141
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 1.181% (Cost $312)	3,121	312
Total Investments (100.1%) (Cost $322,240)		338,453
Other Assets and Liabilities (-0.1%)
Other Assets		1,159
Liabilities		(1,425)
		(266)
Net Assets (100%)
Applicable to 12,341,247 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		338,187
Net Asset Value Per Share		$27.40

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds		338,453
Receivables for Investment Securities Sold		1,008
Receivables for Accrued Income		35
Receivables for Capital Shares Issued		116
Total Assets		339,612
Liabilities
Payables for Investment Securities Purchased		1,366
Payables for Capital Shares Redeemed		59
Total Liabilities		1,425
Net Assets		338,187

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	305,717
Undistributed Net Investment Income	5,618
Accumulated Net Realized Gains	10,639
Unrealized Appreciation (Depreciation)	16,213
Net Assets	338,187

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Income Distributions Received
from Affiliated Funds	5,785
Net Investment Income—Note B	5,785
Realized Net Gain (Loss)
Capital Gain Distributions Received
from Affiliated Funds	3,802
Affiliated Investment Securities Sold	6,851
Realized Net Gain (Loss)	10,653
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	5,352
Net Increase (Decrease) in Net Assets
Resulting from Operations	21,790

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,785	6,179
Realized Net Gain (Loss)	10,653	6,964
Change in Unrealized Appreciation (Depreciation)	5,352	7,035
Net Increase (Decrease) in Net Assets Resulting from Operations	21,790	20,178
Distributions
Net Investment Income	(6,291)	(4,440)
Realized Capital Gain[1]	(6,972)	(5,724)
Total Distributions	(13,263)	(10,164)
Capital Share Transactions
Issued	37,409	52,686
Issued in Lieu of Cash Distributions	13,263	10,164
Redeemed	(15,357)	(35,612)
Net Increase (Decrease) from Capital Share Transactions	35,315	27,238
Total Increase (Decrease)	43,842	37,252
Net Assets
Beginning of Period	294,345	257,093
End of Period[2]	338,187	294,345

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $582,000 and $303,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,618,000 and $6,124,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$26.67	$25.80	$26.63	$25.72	$22.82	$20.47
Investment Operations
Net Investment Income	.445	.581[1]	.499[1]	.521[1]	.505[1]	.487[1]
Capital Gain Distributions Received	.341	.182[1]	. 282[1]	.172[1]	. 263[1]	. 276[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.093	1.112	(.809)	1.066	2.612	1.657
Total from Investment Operations	1.879	1.875	(.028)	1.759	3.380	2.420
Distributions
Dividends from Net Investment Income	(.545)	(.439)	(.417)	(.370)	(.245)	(.064)
Distributions from Realized Capital Gains	(.604)	(.566)	(.385)	(.479)	(.235)	(.006)
Total Distributions	(1.149)	(1.005)	(.802)	(.849)	(.480)	(.070)
Net Asset Value, End of Period	$27.40	$26.67	$25.80	$26.63	$25.72	$22.82

Total Return	7.17%	7.55%	-0.16%	7.03%	15.02%	11.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$338	$294	$257	$198	$133	$63
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.16%	0.16%	0.19%	0.19%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.22%	2.25%	1.89%	2.00%	2.08%	2.21%
Portfolio Turnover Rate	29%	14%	12%	9%	21%	12%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Notes to Financial Statements

Vanguard Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended June 30, 2017, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2017, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Moderate Allocation Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2017, the cost of investment securities for tax purposes was $322,240,000. Net unrealized appreciation of investment securities for tax purposes was $16,213,000, consisting of unrealized gains of $19,299,000 on securities that had risen in value since their purchase and $3,086,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:
			Six Months Ended		Year Ended
			June 30, 2017		December 31, 2016
				Shares	Shares
				(000)	(000)
Issued				1,372	2,042
Issued in Lieu of Cash Distributions				498	408
Redeemed				(565)	(1,377)
Net Increase (Decrease) in Shares Outstanding				1,305	1,073

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Dec. 31,			Proceeds	June 30,
	2016			from	2017
	Market	Securities	Purchases	Distributions	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market Index
Fund Admiral Shares[1]	—	378	72	58	21,475
Vanguard Extended Market Index
Fund Investor Shares[1]	22,557	1,521	4,418	63	—
Vanguard Market Liquidity Fund	—	NA2	NA [2]	—	312
Vanguard Total International Bond
Index Fund Admiral Shares[1]	—	15,213	—	68	40,863
Vanguard Total International Bond
Index Fund Investor Shares[1]	23,533	2,116	—	81	—
Vanguard Total International Stock
Index Fund Investor Shares[1]	53,104	4,503	3,639	176	—
Vanguard Total International Stock
Index Fund Admiral Shares[1]	—	21,100	1,046	856	81,491
Vanguard Variable Insurance
Fund—Equity Index Portfolio	100,103	15,297	19,325	2,033	99,785
Vanguard Variable Insurance
Fund—Total Bond Market
Index Portfolio	94,261	18,320	17,568	2,450	94,527
Total	293,558	78,448	46,068	5,785	338,453
1 In April 2017, the portfolio changed investments from Investor to Admiral Shares.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Moderate Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Moderate Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Moderate Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Moderate Allocation Portfolio	12/31/2016	6/30/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,071.73	$0.77
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,024.05	$0.75

1 The calculations are based on the Moderate Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Moderate Allocation Portfolio’s annualized expense figure for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Moderate Allocation Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Moderate Allocation Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the portfolio since its inception in 2011, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages for this portfolio.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard Moderate Allocation Portfolio

Vanguard Moderate Allocation Portfolio is not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Moderate Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Moderate Allocation Portfolio particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Moderate Allocation Portfolio with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Moderate Allocation Portfolio is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or Vanguard Moderate Allocation Portfolio or any owners or purchasers of Vanguard Moderate Allocation Portfolio. Barclays has no obligation to take the needs of Vanguard, Vanguard Moderate Allocation Portfolio or the owners of Vanguard Moderate Allocation Portfolio into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Moderate Allocation Portfolio to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of Vanguard Moderate Allocation Portfolio.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD MODERATE ALLOCATION PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS U.S. CREDIT A OR BETTER BOND INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. CREDIT A OR BETTER BOND INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

Vanguard® Money Market Portfolio

For the six months ended June 30, 2017, Vanguard Money Market Portfolio returned 0.43%. Its performance exceeded the 0.30% return of its benchmark index and the 0.12% average return of its variable insurance money market peers.

As of June 30, the portfolio’s 7-day SEC yield was 1.05%, up from 0.70% six months earlier. The portfolio maintained a net asset value of $1 per share during the year, as is expected but not guaranteed.

Please note that the portfolio returns and the yield of Vanguard Variable Insurance Fund Money Market Portfolio are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses. Accordingly, given the low-rate environment, it is possible that while the portfolio maintains a $1 net asset value, the value of shares of the portfolio held indirectly through either Vanguard Variable Annuity or one of the other plans that invest in the portfolio could fall below $1.

Bond market reacted calmly as the Fed raised short-term rates

The Federal Reserve raised interest rates twice during the period, in March and in June. Together, those increases lifted the federal funds target rate by a half percentage point, to 1%–1.25%. These moves allowed the portfolio’s yield to be above 1% for the first time since February 2009.

Because the Fed telegraphed the moves well in advance as part of its gradual approach to normalizing monetary policy, the market’s response was a measured rise in short-term rates. The 2-year U.S. Treasury note, for example, rose 18 basis points over the six months, to 1.38%. (A basis point is one one-hundredth of a percentage point.)

Interest rates were pulled in different directions during the half year, but U.S. bond prices overall ended higher than where they started. The Bloomberg Barclays U.S. Aggregate Bond Index returned 2.27% for the six months. For bonds of 5-year maturities and beyond,

Total Returns
Six Months Ended
June 30, 2017
Vanguard Money Market Portfolio (7-Day SEC Yield: 1.05%)	0.43%
Citigroup Three-Month U.S. Treasury Bill Index	0.30
Variable Insurance Money Market Funds Average[1]	0.12

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Money Market
	Portfolio[2]	Funds Average[3]
Money Market Portfolio	0.16%	0.20%

higher prices brought lower yields as uncertainty grew about the prospect of stimulative fiscal policies. Although hawkish comments from central bankers overseas led to a slight rise in U.S. rates near the end of the period, the bellwether 10-year Treasury note finished the half year down 14 basis points, at 2.31%.

The portfolio’s positioning led to good performance

We maintained high liquidity and a short weighted average maturity as new money market regulations (including liquidity fees and redemption “gates”) entered their first full calendar year. Your portfolio’s ability to take advantage of the increase in yields, along with a low expense ratio compared with peers, helped it outperform for the period.

The portfolio maintained its high-quality orientation and continued to benefit from broad diversification by investing in various issuer types. At the end of the period, the largest exposures were to certificates of deposit (32%), commercial paper (31%), and Treasury bills and bonds (24%).

The portfolio’s certificates of deposit and commercial paper consisted of U.S. dollar-denominated securities issued by high-quality companies in the United States and abroad. Non-U.S. exposure made up roughly 53% of the portfolio, consisting largely of issues from Canada, Australia, and Sweden.

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. In most, if not all, cases, the expense ratios for funds in the peer group are based on net operating expenses after reimbursement and/or fee waivers by fund sponsors. In contrast, the expense ratio for Vanguard Money Market Portfolio shown in the table above does not reflect expense reductions. For the six months ended June 30, 2017, the portfolio’s annualized expense ratio was 0.16%.

3 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Money Market Portfolio

We expect the Fed to raise rates more gradually than it has during prior periods of economic recovery. The pace of future increases is likely to depend on how economic growth and inflation play out. Given the low-rate environment that has persisted for close to a decade, the Fed has indicated it will be careful to avoid raising rates too quickly.

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

Vanguard Money Market Portfolio

Portfolio Profile
As of June 30, 2017

Financial Attributes

Yield[1]	1.05%
Average Weighted Maturity	54 days
Expense Ratio[2]	0.16%

Sector Diversification[3] (% of portfolio)

Certificates of Deposit	7.1%
U.S. Commercial Paper	3.0
U.S. Government Obligations	14.0
U.S. Treasury Bills	22.2
Yankee/Foreign	50.2
Other	3.5

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

1 7-day SEC yield.

2 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the portfolio’s annualized expense ratio was 0.16%.

3 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.)

The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. The portfolio is only available to retail investors (natural persons). You could lose money by investing in the portfolio. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the portfolio’s liquidity falls below required minimums because of market conditions or other factors. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The portfolio’s sponsor has no legal obligation to provide financial support to the portfolio, and you should not expect that the sponsor will provide financial support to the portfolio at any time. The portfolio’s SEC 7-day annualized yield as of June 30, 2017, was 1.05%. This yield reflects the current earnings of the portfolio more closely than do the average annual returns. Note that the returns do not reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2006–June 30, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

	Inception Date	One Year	Five Years	Ten Years
Money Market Portfolio	5/2/1991	0.70%	0.27%	0.78%

1 Six months ended June 30, 2017.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend information.

Vanguard Money Market Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2017

The portfolio reports a complete list of its holdings in various monthly and quarterly regulatory filings. The portfolio publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The portfolio’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the SEC on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (33.7%)
[2]	Federal Home Loan Bank
	Discount Notes	1.030%–1.050%	7/6/17	11,125	11,123
[2]	Federal Home Loan Bank
	Discount Notes	0.891%–1.050%	7/7/17	7,200	7,199
[2]	Federal Home Loan Bank
	Discount Notes	1.000%–1.051%	7/12/17	19,026	19,020
[2]	Federal Home Loan Bank
	Discount Notes	1.031%–1.061%	7/14/17	34,505	34,492
[2]	Federal Home Loan Bank
	Discount Notes	1.051%	7/20/17	4,300	4,298
[2]	Federal Home Loan Bank
	Discount Notes	1.051%	7/21/17	14,342	14,334
[2]	Federal Home Loan Bank
	Discount Notes	1.051%	7/25/17	2,900	2,898
[2]	Federal Home Loan Bank
	Discount Notes	1.026%	8/2/17	2,297	2,295
	United States Treasury Bill	0.672%	8/24/17	15,000	14,985
	United States Treasury Bill	0.823%–0.833%	8/31/17	20,000	19,972
	United States Treasury Bill	0.987%	9/7/17	25,000	24,953
	United States Treasury Bill	1.003%	9/14/17	15,000	14,969
	United States Treasury Bill	0.955%	10/12/17	15,000	14,959
	United States Treasury Bill	0.950%	10/19/17	15,000	14,957
	United States Treasury Bill	0.975%	11/2/17	10,000	9,966
	United States Treasury Bill	1.020%–1.025%	11/9/17	27,199	27,098
	United States Treasury Bill	1.025%	11/16/17	25,000	24,902
	United States Treasury Bill	1.056%	11/24/17	15,000	14,936
	United States Treasury Bill	1.066%	11/30/17	15,000	14,933
	United States Treasury Bill	1.116%	12/28/17	15,000	14,917
[3]	United States Treasury
	Floating Rate Note	1.173%	10/31/18	15,000	15,000
Total U.S. Government and Agency Obligations (Cost $322,206)					322,206
Commercial Paper (31.3%)
Bank Holding Company (1.5%)
[4]	ABN Amro Funding USA LLC	1.180%	7/3/17	2,000	2,000
[4]	ABN Amro Funding USA LLC	1.205%	7/17/17	500	500
[4]	ABN Amro Funding USA LLC 1.185%–1.215%		8/1/17	6,900	6,893
[4]	ABN Amro Funding USA LLC	1.205%	8/3/17	250	250
[4]	ABN Amro Funding USA LLC	1.205%	8/4/17	600	599
[4]	ABN Amro Funding USA LLC	1.205%	8/15/17	250	249
[4]	ABN Amro Funding USA LLC	1.195%	8/17/17	750	749
[4]	ABN Amro Funding USA LLC	1.215%	8/28/17	500	499
[4]	ABN Amro Funding USA LLC	1.235%	9/15/17	250	249
[4]	ABN Amro Funding USA LLC	1.225%	9/21/17	1,750	1,745
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.143%	7/10/17	600	600
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.265%	8/1/17	100	100
					14,433

Finance—Auto (1.8%)
American Honda Finance Corp.	1.053%	7/21/17	500	500
American Honda Finance Corp.	1.203%	9/7/17	5,000	4,989
[4] BMW US Capital LLC	1.203%	9/11/17	500	499
[4] BMW US Capital LLC	1.194%	9/14/17	750	748
[4] BMW US Capital LLC	1.204%	9/25/17	1,250	1,246
[4] BMW US Capital LLC	1.204%	10/2/17	5,000	4,984
Toyota Motor Credit Corp.	1.175%	7/17/17	250	250
[3] Toyota Motor Credit Corp.	1.481%	8/25/17	750	750
[3] Toyota Motor Credit Corp.	1.559%	9/14/17	1,000	1,000
[3] Toyota Motor Credit Corp.	1.579%	9/15/17	1,000	1,000
[3] Toyota Motor Credit Corp.	1.517%	10/6/17	750	750
[3] Toyota Motor Credit Corp.	1.527%	10/10/17	500	500
				17,216
Foreign Banks (17.3%)
[3,4] Australia & New Zealand Banking
Group Ltd.	1.234%	9/7/17	3,250	3,250
[3,4] Australia & New Zealand Banking
Group Ltd.	1.257%	9/12/17	1,000	1,000
[4] Australia & New Zealand Banking
Group Ltd.	1.207%	10/26/17	3,500	3,486
[3,4] Australia & New Zealand Banking
Group Ltd.	1.314%	1/22/18	10,000	10,000
[3,4] Australia & New Zealand Banking
Group Ltd.	1.334%	3/21/18	1,500	1,500
[3,4] Australia & New Zealand Banking
Group Ltd.	1.364%	6/21/18	1,500	1,500
[3,4] Bank of Nova Scotia	1.476%	7/6/17	2,000	2,000
[4] Bank of Nova Scotia	1.206%–1.297%	8/28/17	1,510	1,507
[4] Bank of Nova Scotia	1.207%	10/5/17	2,000	1,994
[4] Bank of Nova Scotia	1.228%	10/10/17	2,250	2,242
[3,4] Bank of Nova Scotia	1.287%	11/10/17	2,500	2,500
[3,4] Bank of Nova Scotia	1.302%	11/20/17	1,500	1,500
[3,4] Bank of Nova Scotia	1.174%	12/7/17	2,500	2,500
[3,4] Bank of Nova Scotia	1.326%	12/22/17	2,000	2,000
[3,4] Bank of Nova Scotia	1.160%	1/2/18	2,000	2,000
[3,4] Canadian Imperial Bank of Commerce	1.666%	7/24/17	5,000	5,000
[3,4] Canadian Imperial Bank of Commerce	1.526%	8/3/17	5,000	5,000
[3,4] Commonwealth Bank of Australia	1.470%	8/1/17	2,750	2,750
[3,4] Commonwealth Bank of Australia	1.472%	8/3/17	2,250	2,250
[3,4] Commonwealth Bank of Australia	1.906%	9/25/17	1,250	1,250
[3,4] Commonwealth Bank of Australia	1.596%	1/5/18	1,000	1,000
[3,4] Commonwealth Bank of Australia	1.729%	1/12/18	4,000	4,000
[3,4] Commonwealth Bank of Australia	1.520%	1/25/18	2,000	2,000
[3,4] Commonwealth Bank of Australia	1.576%	2/26/18	500	500
[3,4] Commonwealth Bank of Australia	1.327%	5/11/18	3,000	3,000
[3,4] Commonwealth Bank of Australia	1.409%	5/17/18	2,000	2,000
[3,4] Commonwealth Bank of Australia	1.409%	5/18/18	1,000	1,000
[3,4] Commonwealth Bank of Australia	1.256%	6/4/18	1,000	1,000
[3,4] Commonwealth Bank of Australia	1.374%	6/15/18	1,000	1,000
Credit Agricole Corporate and
Investment Bank (New York)	1.060%	7/3/17	3,314	3,314

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
	Credit Suisse AG (New York Branch)	1.153%	7/3/17	3,000	3,000
[4]	Danske Corp.	1.190%	8/17/17	2,000	1,997
[4]	Danske Corp.	1.194%	9/5/17	500	499
[4]	Danske Corp.	1.194%	9/6/17	2,000	1,996
[4]	Danske Corp.	1.194%	9/7/17	500	499
[4]	Danske Corp.	1.244%	9/14/17	4,000	3,990
[4]	DBS Bank Ltd.	1.220%	7/10/17	2,740	2,739
[4]	DNB Bank ASA	1.237%	9/28/17	500	498
[4]	DNB Bank ASA	1.314%	12/11/17	5,000	4,970
[3,4] HSBC Bank plc		1.462%	12/20/17	2,750	2,750
[3,4] HSBC Bank plc		1.539%	3/19/18	1,500	1,500
[3,4] HSBC Bank plc		1.446%	4/24/18	1,000	1,000
[3,4] HSBC Bank plc		1.446%	4/25/18	500	500
	ING US Funding LLC	1.225%	9/21/17	5,000	4,986
	ING US Funding LLC	1.225%	9/22/17	4,000	3,989
[3,4] National Australia Bank Ltd.		1.506%	8/4/17	1,500	1,500
[3,4] National Australia Bank Ltd.		1.539%	9/8/17	6,000	6,000
[4]	National Australia Bank Ltd.	1.197%	9/25/17	5,000	4,986
[3,4] National Australia Bank Ltd.		1.246%	1/3/18	4,500	4,500
[4]	Skandinaviska Enskilda Banken AB	1.327%	10/20/17	1,590	1,583
[4]	Sumitomo Mitsui Banking Corporation	1.203%	8/24/17	2,750	2,745
[4]	Svenska Handelsbanken AB	1.223%	7/5/17	250	250
[4]	Svenska Handelsbanken AB	1.226%	9/1/17	250	249
[4]	Svenska Handelsbanken AB	1.217%–1.323%	9/5/17	2,300	2,294
[4]	Svenska Handelsbanken AB	1.259%	10/2/17	1,500	1,495
[4]	Svenska Handelsbanken AB	1.321%	11/1/17	500	498
[4]	Svenska Handelsbanken AB	1.270%	11/28/17	4,250	4,228
[4]	Svenska Handelsbanken AB	1.270%	11/29/17	4,750	4,725
[4]	Toronto Dominion Holdings USA Inc.	1.165%	7/3/17	1,000	1,000
[4]	Westpac Banking Corp.	1.207%	8/4/17	2,000	1,998
[4]	Westpac Banking Corp.	1.259%	8/30/17	5,000	4,990
[3,4] Westpac Banking Corp.		1.736%	10/6/17	2,000	2,000
[3,4] Westpac Banking Corp.		1.659%	12/14/17	3,000	3,000
[3,4] Westpac Banking Corp.		1.391%	3/1/18	2,000	2,000
[3,4] Westpac Banking Corp.		1.437%	3/12/18	3,000	3,000
[3,4] Westpac Banking Corp.		1.396%	5/25/18	3,000	3,000
					164,997
Foreign Governments (4.5%)
[4]	CDP Financial Inc.	1.103%–1.204%	7/6/17	650	650
[4]	CDP Financial Inc.	1.235%	7/17/17	250	250
[4]	CDP Financial Inc.	1.154%	7/24/17	250	250
[4]	CDP Financial Inc.	1.185%–1.226%	8/4/17	9,300	9,290
[4]	CDP Financial Inc.	1.359%	9/27/17	500	498
[4]	CDP Financial Inc.	1.359%	9/29/17	850	847
[4]	CDP Financial Inc.	1.369%	10/2/17	500	498
[4]	CDP Financial Inc.	1.349%	10/5/17	500	498
[4]	CDP Financial Inc.	1.308%–1.339%	10/19/17	4,600	4,581
[4]	CDP Financial Inc.	1.359%	10/23/17	4,000	3,983
[4]	CDP Financial Inc.	1.360%	11/1/17	250	249
[4,5] CPPIB Capital Inc.		1.215%	10/12/17	3,000	2,990
[4,5] CPPIB Capital Inc.		1.215%	10/13/17	3,000	2,990
[3,4] Ontario Teachers’ Finance Trust		1.590%	7/27/17	500	500
[3,4] Ontario Teachers’ Finance Trust		1.526%	8/3/17	1,000	1,000
[4]	Ontario Teachers’ Finance Trust	1.269%	8/21/17	500	499
[4]	Ontario Teachers’ Finance Trust	1.310%	8/24/17	500	499
[4]	Ontario Teachers’ Finance Trust	1.257%	9/6/17	5,000	4,988
[4]	Ontario Teachers’ Finance Trust	1.259%	9/18/17	500	499
[3,4] Ontario Teachers’ Finance Trust		1.347%	10/13/17	1,000	1,000
[4]	Ontario Teachers’ Finance Trust	1.309%	11/3/17	1,000	995
[4]	Ontario Teachers’ Finance Trust	1.361%	11/13/17	250	249
[4]	Ontario Teachers’ Finance Trust	1.361%	11/16/17	250	249
[4]	Ontario Teachers’ Finance Trust	1.341%	11/27/17	700	696
	Province of British Columbia	1.294%	9/29/17	2,739	2,730
[5]	PSP Capital Inc.	1.187%	10/10/17	750	748
[5]	PSP Capital Inc.	1.207%	10/12/17	250	249
[3,5] PSP Capital Inc.		1.309%	10/18/17	750	750
					43,225

Foreign Industrial (2.3%)
[4]	Nestle Capital Corp.	1.184%	9/25/17	5,000	4,986
[4]	Nestle Capital Corp.	1.225%	10/13/17	1,250	1,246
[4]	Nestle Capital Corp.	1.225%	10/16/17	1,000	996
[4]	Nestle Capital Corp.	1.225%	10/17/17	1,000	996
[4]	Nestle Capital Corp.	1.225%	10/18/17	2,000	1,993
	Nestle Finance International Ltd.	1.143%	9/8/17	500	499
	Nestle Finance International Ltd.	1.143%	9/11/17	500	499
	Nestle Finance International Ltd.	1.225%	10/13/17	1,250	1,246
	Nestle Finance International Ltd.	1.225%	10/16/17	1,500	1,494
[4]	Total Capital Canada Ltd.	1.053%	7/13/17	250	250
[4]	Total Capital Canada Ltd.	1.204%	9/14/17	3,000	2,992
[4]	Total Capital Canada Ltd.	1.204%	9/15/17	1,000	997
[4]	Total Capital Canada Ltd.	1.204%	9/18/17	2,800	2,793
	Toyota Capital Canada Inc.	1.124%	8/8/17	500	499
	Toyota Capital Canada Inc.	1.187%	8/14/17	250	250
					21,736
Industrial (3.9%)
[4]	Apple Inc.	1.184%	9/25/17	5,000	4,986
[4]	Apple Inc.	1.204%	10/17/17	2,000	1,993
[4]	Automatic Data Processing Inc.	1.160%	7/5/17	8,796	8,796
[4]	Henkel of America Inc.	1.163%	7/6/17	250	250
[4]	Henkel of America Inc.	1.314%	9/6/17	250	249
[4]	Henkel of America Inc.	1.234%	9/18/17	1,000	997
[4]	John Deere Financial Inc.	1.140%	7/6/17	4,950	4,949
[4]	Microsoft Corp.	1.223%	9/12/17	2,400	2,394
[4]	Microsoft Corp.	1.204%	10/2/17	3,000	2,991
[4]	Novartis Finance Corp.	1.100%	7/7/17	9,650	9,648
					37,253
Total Commercial Paper (Cost $298,860)					298,860
Certificates of Deposit (29.9%)
Domestic Banks (5.4%)
	Citibank NA	1.220%	8/7/17	1,250	1,250
	Citibank NA	1.280%	8/17/17	1,000	1,000
	Citibank NA	1.260%	8/21/17	1,500	1,500
	Citibank NA	1.260%	8/22/17	1,250	1,250
	Citibank NA	1.260%	8/23/17	1,250	1,250
	Citibank NA	1.260%	8/24/17	1,250	1,250
[3]	Citibank NA	1.416%	8/30/17	2,500	2,500
	Citibank NA	1.180%	9/7/17	2,000	2,000
	Citibank NA	1.180%	9/8/17	2,000	2,000
	Citibank NA	1.180%	9/11/17	2,000	2,000
	Citibank NA	1.190%	9/18/17	2,500	2,500
	Citibank NA	1.210%	9/20/17	750	750
	Citibank NA	1.210%	9/21/17	1,500	1,500
	Citibank NA	1.270%	11/6/17	2,500	2,500
[3]	HSBC Bank USA NA	1.430%	9/1/17	4,000	4,000
[3]	HSBC Bank USA NA	1.280%	10/2/17	2,000	2,000
[3]	HSBC Bank USA NA	1.420%	3/2/18	750	750
[3]	HSBC Bank USA NA	1.446%	3/6/18	1,000	1,000
[3]	HSBC Bank USA NA	1.386%	4/3/18	1,000	1,000
[3]	HSBC Bank USA NA	1.489%	4/19/18	500	500
[3]	HSBC Bank USA NA	1.316%	5/3/18	2,500	2,500
[3]	HSBC Bank USA NA	1.266%	6/5/18	1,500	1,500
[3]	Wells Fargo Bank NA	1.596%	7/24/17	1,000	1,000
[3]	Wells Fargo Bank NA	1.246%	9/6/17	5,000	5,000
	Wells Fargo Bank NA	1.350%	10/6/17	1,030	1,031
[3]	Wells Fargo Bank NA	1.189%	11/9/17	4,000	4,000
[3]	Wells Fargo Bank NA	1.099%	12/1/17	4,000	4,000
					51,531
Eurodollar Certificates of Deposit (0.4%)
[3]	National Australia Bank Ltd.	1.476%	11/6/17	4,000	4,000

Yankee Certificates of Deposit (24.1%)
[3]	Bank of Montreal (Chicago Branch)	1.456%	7/5/17	5,000	5,000
[3]	Bank of Montreal (Chicago Branch)	1.240%	9/1/17	1,000	1,000

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
[3]	Bank of Montreal (Chicago Branch)	1.256%	9/6/17	1,000	1,000
[3]	Bank of Montreal (Chicago Branch)	1.402%	9/20/17	4,000	4,000
	Bank of Montreal (Chicago Branch)	1.270%	9/22/17	5,000	5,000
[3]	Bank of Montreal (Chicago Branch)	1.206%	11/3/17	4,000	4,000
[3]	Bank of Montreal (Chicago Branch)	1.196%	12/6/17	1,500	1,500
[3]	Bank of Montreal (Chicago Branch)	1.194%	12/7/17	2,250	2,250
[3]	Bank of Montreal (Chicago Branch)	1.330%	12/27/17	4,000	4,000
	Bank of Montreal (Chicago Branch)	1.352%	1/29/18	1,000	1,000
[3]	Bank of Nova Scotia (Houston Branch)	1.174%	12/11/17	2,500	2,500
[3]	Bank of Nova Scotia (Houston Branch)	1.319%	12/18/17	3,000	3,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.170%	7/5/17	7,000	7,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.220%	7/20/17	1,000	1,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.250%	9/11/17	5,000	5,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.250%	9/25/17	5,000	5,000
	Canadian Imperial Bank of Commerce
	(New York Branch)	1.400%	9/20/17	3,000	3,001
[3]	Canadian Imperial Bank of Commerce
	(New York Branch)	1.320%	11/27/17	1,500	1,500
[3]	Canadian Imperial Bank of Commerce
	(New York Branch)	1.319%	12/18/17	5,000	5,000
[3]	Canadian Imperial Bank of Commerce
	(New York Branch)	1.356%	1/29/18	4,000	4,000
[3]	Commonwealth Bank of Australia
	(New York Branch)	1.376%	4/3/18	1,000	1,000
	Credit Suisse AG (New York Branch)	1.150%	7/21/17	5,000	5,000
	Credit Suisse AG (New York Branch)	1.650%	8/8/17	3,425	3,427
	KBC Bank NV (New York Branch)	1.070%	7/5/17	250	250
	Lloyds Bank plc (New York Branch)	1.220%	9/25/17	5,000	5,000
	Lloyds Bank plc (New York Branch)	1.220%	9/26/17	500	500
	Natixis (New York Branch)	1.140%	7/6/17	1,500	1,500
	Nordea Bank AB (New York Branch)	1.350%	9/8/17	9,000	9,001
	Nordea Bank AB (New York Branch)	1.315%	12/14/17	7,000	7,000
[3]	Royal Bank of Canada
	(New York Branch)	1.456%	7/3/17	5,000	5,000
[3]	Royal Bank of Canada
	(New York Branch)	1.392%	9/20/17	5,260	5,260
[3]	Royal Bank of Canada
	(New York Branch)	1.299%	12/19/17	2,000	2,000
[3]	Royal Bank of Canada
	(New York Branch)	1.472%	12/20/17	8,000	8,000
[3]	Royal Bank of Canada
	(New York Branch)	1.434%	3/7/18	1,125	1,125
[3]	Royal Bank of Canada
	(New York Branch)	1.532%	3/20/18	1,220	1,220
[3]	Skandinaviska Enskilda Banken AB
	(New York Branch)	1.352%	11/20/17	1,250	1,250
[3]	Skandinaviska Enskilda Banken AB
	(New York Branch)	1.306%	12/22/17	1,500	1,500
[3]	Skandinaviska Enskilda Banken AB
	(New York Branch)	1.306%	12/22/17	1,500	1,500
[3]	Skandinaviska Enskilda Banken AB
	(New York Branch)	1.314%	12/28/17	1,500	1,500
	Sumitomo Mitsui Banking Corp.
	(New York Branch)	1.140%	7/7/17	3,500	3,500
	Sumitomo Mitsui Banking Corp.
	(New York Branch)	1.250%	8/18/17	3,000	3,000
[3]	Sumitomo Mitsui Banking Corp.
	(New York Branch)	1.259%	10/16/17	5,000	5,000
[3]	Sumitomo Mitsui Banking Corp.
	(New York Branch)	1.346%	11/1/17	5,000	5,000
[3]	Svenska HandelsBanken AB
	(New York Branch)	1.456%	7/5/17	5,000	5,000
	Svenska HandelsBanken AB
	(New York Branch)	1.210%	7/26/17	1,000	1,000

[3]	Svenska HandelsBanken AB
	(New York Branch)	1.209%	12/8/17	4,000	4,000
[3]	Svenska HandelsBanken AB
	(New York Branch)	1.344%	1/29/18	4,000	4,000
[3]	Svenska HandelsBanken AB
	(New York Branch)	1.342%	2/20/18	5,000	5,000
	Swedbank AB (New York Branch)	1.130%	7/5/17	18,000	18,000
	Toronto Dominion Bank
	(New York Branch)	1.170%	8/22/17	5,000	5,000
[3]	Toronto Dominion Bank
	(New York Branch)	1.520%	9/5/17	4,000	4,000
[3]	Toronto Dominion Bank
	(New York Branch)	1.491%	11/1/17	2,000	2,000
	Toronto Dominion Bank
	(New York Branch)	1.310%	11/14/17	500	500
	Toronto Dominion Bank
	(New York Branch)	1.400%	12/8/17	4,000	4,000
[3]	Toronto Dominion Bank
	(New York Branch)	1.472%	12/20/17	3,000	3,000
[3]	Toronto Dominion Bank
	(New York Branch)	1.532%	3/20/18	5,000	5,000
[3]	Toronto Dominion Bank
	(New York Branch)	1.389%	6/15/18	4,000	4,000
[3]	UBS AG (Stamford Branch)	1.307%	7/10/17	5,000	5,000
	UBS AG (Stamford Branch)	1.530%	9/1/17	10,000	10,004
[3]	Westpac Banking Corp.
	(New York Branch)	1.902%	9/28/17	1,500	1,500
[3]	Westpac Banking Corp.
	(New York Branch)	1.906%	9/29/17	2,000	2,000
	Westpac Banking Corp.
	(New York Branch)	1.360%	10/3/17	4,270	4,271
					230,559
Total Certificates of Deposit (Cost $286,090)					286,090
Other Notes (1.7%)
	Bank of America NA	1.060%	7/3/17	1,500	1,500
[3]	Bank of America NA	1.246%	7/6/17	1,500	1,500
	Bank of America NA	1.350%	8/30/17	750	750
	Bank of America NA	1.220%	9/7/17	825	825
[3]	Bank of America NA	1.260%	10/2/17	1,500	1,500
[3]	Bank of America NA	1.256%	10/4/17	1,500	1,500
	Bank of America NA	1.300%	10/10/17	2,500	2,500
[3]	Bank of America NA	1.297%	10/11/17	1,500	1,500
[3]	Bank of America NA	1.259%	11/14/17	1,250	1,250
[3]	Bank of America NA	1.171%	12/4/17	1,500	1,500
[3]	Bank of America NA	1.337%	1/2/18	1,500	1,500
Total Other Notes (Cost $15,825)					15,825
Taxable Municipal Bonds (3.5%)
[6]	Alexandria VA Industrial Development
	Authority Headquarters Facilities
	Revenue VRDO	1.200%	7/7/17	6,400	6,400
[6]	Johnson City TN Health & Educational
	Facilities Board Hospital Revenue
	Mountain States Health Alliance) )
	VRDO	1.200%	7/7/17	1,545	1,545
[5]	Los Angeles CA Department of Water
	& Power Revenue TOB VRDO	1.360%	7/7/17	100	100
[5]	Massachusetts Transportation Fund
	Revenue TOB VRDO	1.360%	7/7/17	100	100
[6]	Minnesota Office of Higher Education
	Revenue (Supplemental Student Loan
	Program)	1.200%	7/7/17	4,950	4,950
[6]	New York State Housing Finance
	Agency Housing Revenue
	(20 Lafayette LLC)) VRDO	1.110%	7/7/17	1,650	1,650
[6]	New York State Housing Finance
	Agency Housing Revenue VRDO	1.130%	7/7/17	10,000	10,000

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
[6] New York State Housing Finance
Agency Revenue	1.150%	7/7/17	2,000	2,000
[5] Seattle WA Municipal Light & Power
Revenue TOB VRDO	1.360%	7/7/17	100	100
University of Texas System Revenue	1.100%	7/7/17	500	500
University of Texas System Revenue
Financing System Revenue VRDO	1.100%	7/7/17	6,250	6,250
Total Taxable Municipal Bonds (Cost $33,595)				33,595
Total Investments (100.1%) (Cost $956,576)				956,576

Amount
				($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard				63
Receivables for Investment Securities Sold				8,795
Receivables for Accrued Income				790
Receivables for Capital Shares Issued				604
Other Assets				51
Total Other Assets				10,303
Liabilities
Payables for Investment Securities Purchased				(10,295)
Payables for Capital Shares Redeemed				(1,056)
Payables to Vanguard				(72)
Total Liabilities				(11,423)
Net Assets (100%)
Applicable to 954,936,263 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				955,456
Net Asset Value per Share				$1.00

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in-Capital	955,336
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	120
Net Assets	955,456

• See Note A in Notes to Financial Statements.

1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

3 Adjustable-rate security.

4 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At June 30, 2017, the aggregate value of these securities was $264,168,000, representing 27.6% of net assets.

5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, the aggregate value of these securities was $8,027,000, representing 0.8% of net assets.

6 Scheduled principal and interest payments are guaranteed by bank letter of credit.

TOB—Tender Option Bond.

VRDO—Variable Rate Demand Obligation.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Interest	4,817
Total Income	4,817
Expenses
The Vanguard Group—Note B
Investment Advisory Services	15
Management and Administrative	602
Marketing and Distribution	105
Custodian Fees	9
Shareholders’ Reports	22
Total Expenses	753
Net Investment Income	4,064
Realized Net Gain (Loss) on
Investment Securities Sold	(5)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,059

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,064	5,311
Realized Net Gain (Loss)	(5)	27
Net Increase (Decrease) in Net Assets Resulting from Operations	4,059	5,338
Distributions
Net Investment Income	(4,028)	(5,327)
Realized Capital Gain	—	—
Total Distributions	(4,028)	(5,327)
Capital Share Transactions
Issued	173,708	605,910
Issued in Lieu of Cash Distributions	4,079	5,327
Redeemed	(187,144)	(863,845)
Net Increase (Decrease) from Capital Share Transactions	(9,357)	(252,608)
Total Increase (Decrease)	(9,326)	(252,597)
Net Assets
Beginning of Period	964,782	1,217,379
End of Period[1]	955,456	964,782
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and ($36,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.004	.005	.001	.001	.001	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.004	.005	.001	.001	.001	.001
Distributions
Dividends from Net Investment Income	(.004)	(.005)	(.001)	(.001)	(.001)	(.001)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.004)	(.005)	(.001)	(.001)	(.001)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.43%	0.48%	0.15%	0.10%	0.11%	0.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$955	$965	$1,217	$1,197	$1,308	$1,108
Ratio of Total Expenses to
Average Net Assets	0.16%	0.16%[1]	0.06%[1]	0.06%[1]	0.06%[1]	0.06%[1]
Ratio of Net Investment Income to
Average Net Assets	0.86%	0.46%	0.15%	0.10%	0.11%	0.14%

The expense ratio and net investment income ratio for the current period have been annualized.

1 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2016, 0.16% for 2015, 0.16% for 2014, 0.16% for 2013, and 0.16% for 2012. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Notes to Financial Statements

Vanguard Money Market Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the portfolio had contributed to Vanguard capital in the amount of $63,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield in order to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The portfolio is not obligated to repay this amount to Vanguard. For the period ended June 30, 2017, the portfolio did not receive an expense reduction from Vanguard.

Vanguard Money Market Portfolio

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2017, 100% of the market value of the portfolio’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. At June 30, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 92% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

E. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	12/31/2016	6/30/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,004.29	$0.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	0.80

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Money Market Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Money Market Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory expenses were also below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages for this portfolio.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® REIT Index Portfolio

Real estate investment trusts posted modest returns and trailed the broad U.S. stock market during the first half of the year as rising interest rates limited their investment appeal. For the six months ended June 30, 2017, Vanguard REIT Index Portfolio returned 2.54%, in line with its target index and the average return of its peer funds.

The portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking a benchmark index that measures the performance of publicly traded equity REITs.

The table below shows the returns of your portfolio and its comparative standards for the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Fed’s raising of interest rates limits the appeal of REITs

In June, the Federal Reserve raised the federal funds target rate one-quarter of a percentage point, to between 1% and 1.25%—the second increase in 2017 and the fourth since December 2015. In this environment, REITs underperformed the broader stock market because higher interest rates raise REITs’ debt-financing costs, eroding profit margins. Also, investors could swap REITs for income-generating investments that bear less risk.

Despite the modest returns, six of eight subsets of the REIT market finished the period in positive territory. Health care REITs led the way, with a return of more than 12%, thanks in part to attractive valuations and favorable demographics.

Industrial REITs, which own and manage industrial facilities and rent space in those properties, and specialized REITs, which include storage facilities, data centers,

Total Returns
Six Months Ended
June 30, 2017
Vanguard REIT Index Portfolio	2.54%
REIT Spliced Index[1]	2.66
Variable Insurance Real Estate Funds Average[2]	2.52

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Real Estate
	Portfolio	Funds Average
REIT Index Portfolio	0.27%	1.13%

and entertainment and athletic complexes, also produced double-digit returns for the period.

Residential REITs; diversified REITs, which include different types of properties; and office REITs also contributed to performance.

The sector’s largest group, retail REITs, was the biggest detractor. Results were held back by a general decline in the popularity of malls, store closures by national retailers, and an increase in online shopping. Hotel and resort REITs also were in negative territory.

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders. As a shareholder of the REIT Index Portfolio, you will be asked to vote on proposals that are specific to your portfolio.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.

2 Derived from data provided by Lipper, a Thomson Reuters Company.

3 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the portfolio’s annualized expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard REIT Index Portfolio

Portfolio Profile
As of June 30, 2017

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	156	155	3,800
Median Market Cap $10.4B		$10.4B	$59.8B
Price/Earnings Ratio	33.6x	33.6x	21.2x
Price/Book Ratio	2.3x	2.3x	2.9x
Dividend Yield[3]	3.9%	3.9%	1.8%
Return on Equity	6.4%	6.4%	16.3%
Earnings Growth Rate	17.6%	17.6%	10.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	10%	—	—
Expense Ratio[5]	0.27%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.22
Beta	1.00	0.67

Portfolio Allocation by REIT Type

Retail	19.0%
Specialized	17.3
Residential	16.6
Office	13.3
Health Care	13.0
Diversified	7.5
Industrial	7.0
Hotel & Resort	6.3

Ten Largest Holdings[6] (% of total net assets)

Simon Property
Group Inc.	Retail REITs	6.1%
Equinix Inc.	Specialized REITs	3.9
Public Storage	Specialized REITs	3.8
Prologis Inc.	Industrial REITs	3.7
Welltower Inc.	Health Care REITs	3.2
AvalonBay
Communities Inc.	Residential REITs	3.1
Ventas Inc.	Health Care REITs	2.9
Equity Residential	Residential REITs	2.9
Boston Properties Inc.	Office REITs	2.2
Digital Realty Trust Inc.	Specialized REITs	2.1
Top Ten		33.9%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a portfolio). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a portfolio, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US REIT Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the annualized expense ratio was 0.27%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2006–June 30, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

	Inception Date	One Year	Five Years	Ten Years
REIT Index Portfolio	2/9/1999	-2.03%	9.13%	5.96%

1 Six months ended June 30, 2017.
2 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard REIT Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Equity Real Estate Investment Trusts
(REITs) (99.9%)[1]
Diversified REITs (7.5%)
VEREIT Inc.	1,231,343	10,023
Colony NorthStar Inc.
Class A	675,733	9,521
WP Carey Inc.	134,314	8,866
Liberty Property Trust	185,749	7,562
Forest City Realty Trust Inc.
Class A	260,062	6,286
Gramercy Property Trust	189,431	5,628
STORE Capital Corp.	216,362	4,857
Spirit Realty Capital Inc.	611,828	4,534
Empire State Realty Trust
Inc.	166,916	3,467
PS Business Parks Inc.	25,838	3,421
Washington REIT	94,169	3,004
Lexington Realty Trust	268,976	2,665
Select Income REIT	84,683	2,035
Global Net Lease Inc.	84,343	1,876
American Assets Trust Inc.	44,238	1,742
* iStar Inc.	82,483	993
Investors Real Estate Trust	153,731	955
First Potomac Realty Trust	74,404	826
Armada Hoffler Properties
Inc.	54,825	710
Gladstone Commercial Corp. 31,850		694
One Liberty Properties Inc.	16,517	387
Winthrop Realty Trust	32,397	260
RAIT Financial Trust	105,623	231
		80,543
Health Care REITs (13.0%)
Welltower Inc.	458,224	34,298
Ventas Inc.	448,260	31,145
HCP Inc.	591,792	18,914
Omega Healthcare
Investors Inc.	248,667	8,211
Healthcare Trust of
America Inc. Class A	241,833	7,523
Senior Housing Properties
Trust	300,998	6,152
Medical Properties Trust
Inc.	453,579	5,838
Healthcare Realty Trust
Inc.	146,999	5,020
Physicians Realty Trust	211,460	4,259
National Health Investors
Inc.	50,247	3,980
Care Capital Properties Inc.	105,803	2,825
LTC Properties Inc.	49,900	2,564
* Quality Care Properties Inc.	118,298	2,166
Sabra Health Care REIT Inc.	82,484	1,988
CareTrust REIT Inc.	83,026	1,539
Universal Health Realty
Income Trust	16,477	1,311
New Senior Investment
Group Inc.	104,524	1,050
		138,783

Hotel & Resort REITs (6.3%)
Host Hotels & Resorts Inc.	934,469	17,073
Hospitality Properties Trust	208,090	6,066
Park Hotels & Resorts Inc.	190,409	5,133
Apple Hospitality REIT Inc.	268,079	5,016
Sunstone Hotel Investors
Inc.	278,943	4,497
LaSalle Hotel Properties	143,036	4,263
Ryman Hospitality
Properties Inc.	57,935	3,708
RLJ Lodging Trust	158,060	3,141
Pebblebrook Hotel Trust	90,919	2,931
DiamondRock Hospitality
Co.	252,456	2,764
Xenia Hotels & Resorts Inc.	135,682	2,628
Summit Hotel Properties
Inc.	130,836	2,440
MGM Growth Properties
LLC Class A	73,125	2,135
Chesapeake Lodging Trust	76,445	1,871
FelCor Lodging Trust Inc.	158,123	1,140
Chatham Lodging Trust	48,076	966
Hersha Hospitality Trust
Class A	52,029	963
Ashford Hospitality Trust
Inc.	122,095	742
Ashford Hospitality Prime
Inc.	30,652	315
		67,792
Industrial REITs (6.9%)
Prologis Inc.	669,056	39,233
Duke Realty Corp.	449,375	12,560
DCT Industrial Trust Inc.	116,072	6,203
First Industrial Realty Trust
Inc.	148,249	4,243
EastGroup Properties Inc.	42,272	3,542
STAG Industrial Inc.	103,578	2,859
Rexford Industrial Realty Inc.	84,352	2,315
Terreno Realty Corp.	59,891	2,016
Monmouth Real Estate
Investment Corp.	80,761	1,215
		74,186
Office REITs (13.3%)
Boston Properties Inc.	194,394	23,914
Vornado Realty Trust	215,132	20,201
Alexandria Real Estate
Equities Inc.	112,212	13,518
SL Green Realty Corp.	127,083	13,445
Kilroy Realty Corp.	123,499	9,281
Douglas Emmett Inc.	183,827	7,024
Hudson Pacific Properties
Inc.	196,085	6,704
Highwoods Properties Inc.	128,498	6,516
* Equity Commonwealth	157,107	4,965
Cousins Properties Inc.	529,743	4,656
Corporate Office Properties
Trust	124,790	4,371
Paramount Group Inc.	247,915	3,967

Brandywine Realty Trust	221,316	3,880
Piedmont Office Realty
Trust Inc. Class A	183,685	3,872
Columbia Property Trust
Inc.	154,652	3,461
Mack-Cali Realty Corp.	107,426	2,916
Government Properties
Income Trust	106,160	1,944
New York REIT Inc.	209,026	1,806
Franklin Street Properties
Corp.	129,563	1,436
Parkway Inc.	55,276	1,265
Tier REIT Inc.	59,597	1,101
Easterly Government
Properties Inc.	44,721	937
NorthStar Realty Europe
Corp.	67,645	858
		142,038
Residential REITs (16.6%)
AvalonBay Communities
Inc.	173,528	33,347
Equity Residential	463,981	30,544
Essex Property Trust Inc.	82,856	21,316
Mid-America Apartment
Communities Inc.	143,439	15,116
UDR Inc.	337,880	13,167
Camden Property Trust	110,812	9,475
Equity LifeStyle Properties
Inc.	104,352	9,010
Sun Communities Inc.	98,952	8,677
Apartment Investment &
Management Co.	198,391	8,525
American Campus
Communities Inc.	166,910	7,895
American Homes 4 Rent
Class A	291,834	6,587
Colony Starwood Homes	157,671	5,410
Education Realty Trust Inc.	92,378	3,580
Monogram Residential Trust
Inc.	199,984	1,942
Independence Realty Trust
Inc.	87,832	867
Altisource Residential Corp.	65,115	842
UMH Properties Inc.	34,332	585
NexPoint Residential Trust
Inc.	20,087	500
		177,385
Retail REITs (19.0%)
Simon Property Group Inc.	404,247	65,391
GGP Inc.	782,955	18,446
Realty Income Corp.	328,936	18,151
Regency Centers Corp.	193,151	12,099
Federal Realty Investment
Trust	91,122	11,517
Kimco Realty Corp.	537,959	9,872
Macerich Co.	154,606	8,976
National Retail Properties
Inc.	186,017	7,273

Vanguard REIT Index Portfolio

			Market
			Value•
		Shares	($000)
	Brixmor Property Group Inc.	384,703	6,879
	Weingarten Realty Investors	153,805	4,630
	Taubman Centers Inc.	76,463	4,553
	Retail Properties of America
	Inc.	299,215	3,653
	DDR Corp.	393,483	3,569
	Urban Edge Properties	135,566	3,217
	Tanger Factory Outlet
	Centers Inc.	122,219	3,175
	Acadia Realty Trust	106,841	2,970
	Retail Opportunity
	Investments Corp.	137,842	2,645
	Kite Realty Group Trust	105,852	2,004
	Washington Prime Group
	Inc.	233,461	1,954
^	CBL & Associates
	Properties Inc.	216,262	1,823
	Agree Realty Corp.	36,045	1,653
	Ramco-Gershenson
	Properties Trust	100,757	1,300
^	Seritage Growth Properties
	Class A	30,319	1,272
	Alexander’s Inc.	2,879	1,213
	Pennsylvania REIT	87,096	986
	Saul Centers Inc.	16,258	943
	Getty Realty Corp.	34,612	869
	Urstadt Biddle Properties
	Inc. Class A	37,178	736
	Cedar Realty Trust Inc.	107,140	520
	Whitestone REIT	37,976	465
			202,754
Specialized REITs (17.3%)
	Equinix Inc.	97,217	41,722
	Public Storage	197,137	41,109
	Digital Realty Trust Inc.	200,992	22,702
	Extra Space Storage Inc.	158,970	12,400
	Iron Mountain Inc.	316,622	10,879
	Gaming and Leisure
	Properties Inc.	249,485	9,398
	DuPont Fabros Technology
	Inc.	97,848	5,985
	EPR Properties	80,548	5,789
	CyrusOne Inc.	100,411	5,598
	CubeSmart	228,047	5,482
	GEO Group Inc.	153,713	4,545
	CoreSite Realty Corp.	42,744	4,425
	Life Storage Inc.	58,694	4,349
	CoreCivic Inc.	148,764	4,103
	QTS Realty Trust Inc.
	Class A	60,154	3,148

Four Corners Property Trust
Inc.	75,392	1,893
National Storage Affiliates
Trust	54,556	1,261
		184,788
Total Equity Real Estate Investment
Trusts (REITs) (Cost $1,045,052)		1,068,269
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
[2,3] Vanguard Market Liquidity
Fund, 1.181%	17,226	1,723

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4] United States Treasury Bill,
0.949%, 10/19/17	200	200
Total Temporary Cash Investments
(Cost $1,923)		1,923
Total Investments (100.1%)
(Cost $1,046,975)		1,070,192

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard		70
Receivables for Investment Securities Sold 3,673
Receivables for Accrued Income		4,292
Receivables for Capital Shares Issued		100
Other Assets		7
Total Other Assets		8,142
Liabilities
Payables for Investment Securities
Purchased		(3,452)
Collateral for Securities on Loan		(406)
Payables for Capital Shares Redeemed		(4,003)
Payables to Vanguard		(810)
Other Liabilities		(9)
Total Liabilities		(8,680)
Net Assets (100%)
Applicable to 83,188,553 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,069,654
Net Asset Value Per Share $12.86

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,008,772
Undistributed Net Investment Income	14,292
Accumulated Net Realized Gains	23,365
Unrealized Appreciation (Depreciation)
Investment Securities	23,217
Futures Contracts	8
Net Assets	1,069,654

• See Note A in Notes to Financial Statements. * Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $389,000.

1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective equity real estate investment trusts and temporary cash investment positions represent 100.1% and 0.0%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $406,000 of collateral received for securities on loan.

4 Securities with a value of $199,000 have been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Dividends	16,652
Interest[1]	3
Securities Lending—Net	2
Total Income	16,657
Expenses
The Vanguard Group—Note B
Investment Advisory Services	128
Management and Administrative	1,185
Marketing and Distribution	86
Custodian Fees	28
Shareholders’ Reports	30
Total Expenses	1,457
Net Investment Income	15,200
Realized Net Gain (Loss)
Capital Gain Distributions Received	2,593
Investment Securities Sold[1]	20,703
Futures Contracts	70
Realized Net Gain (Loss)	23,366
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(11,426)
Futures Contracts	8
Change in Unrealized Appreciation
(Depreciation)	(11,418)
Net Increase (Decrease) in Net Assets
Resulting from Operations	27,148

1 Interest income and realized net gain (loss) from an affiliated company of the portfolio were $2,000 and $0, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,200	26,906
Realized Net Gain (Loss)	23,366	47,712
Change in Unrealized Appreciation (Depreciation)	(11,418)	1,311
Net Increase (Decrease) in Net Assets Resulting from Operations	27,148	75,929
Distributions
Net Investment Income	(26,681)	(26,115)
Realized Capital Gain[1]	(47,580)	(69,291)
Total Distributions	(74,261)	(95,406)
Capital Share Transactions
Issued	52,550	205,902
Issued in Lieu of Cash Distributions	74,261	95,406
Redeemed	(103,012)	(179,279)
Net Increase (Decrease) from Capital Share Transactions	23,799	122,029
Total Increase (Decrease)	(23,314)	102,552
Net Assets
Beginning of Period	1,092,968	990,416
End of Period[2]	1,069,654	1,092,968

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $786,000 and $1,741,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $14,292,000 and $25,773,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.48	$13.77	$14.17	$11.87	$12.12	$10.90
Investment Operations
Net Investment Income	.190	.346	.358	.307	.308	.264
Net Realized and Unrealized Gain (Loss)
on Investments	.125	.734	(.032)	3.061	.002	1.594
Total from Investment Operations	.315	1.080	.326	3.368	.310	1.858
Distributions
Dividends from Net Investment Income	(.336)	(.375)	(.251)	(.367)	(.255)	(.233)
Distributions from Realized Capital Gains	(.599)	(.995)	(.475)	(.701)	(.305)	(.405)
Total Distributions	(.935)	(1.370)	(.726)	(1.068)	(.560)	(.638)
Net Asset Value, End of Period	$12.86	$13.48	$13.77	$14.17	$11.87	$12.12

Total Return	2.54%	8.36%	2.22%	30.11%	2.33%	17.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,070	$1,093	$990	$1,009	$655	$644
Ratio of Total Expenses to
Average Net Assets	0.27%	0.27%	0.27%	0.27%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.79%	2.55%	2.60%	3.96%	2.50%	2.36%
Portfolio Turnover Rate	10%	14%	21%	11%	19%	8%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Notes to Financial Statements

Vanguard REIT Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2017, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned.

Vanguard REIT Index Portfolio

The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

7. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the portfolio had contributed to Vanguard capital in the amount of $70,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,068,009	—	260
Temporary Cash Investments	1,723	200	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	1,069,729	200	260
1 Represents variation margin on the last day of the reporting period.

Vanguard REIT Index Portfolio

At June 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones U.S. Real Estate Index	September 2017	65	2,051	8

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2017, the cost of investment securities for tax purposes was $1,046,975,000. Net unrealized appreciation of investment securities for tax purposes was $23,217,000, consisting of unrealized gains of $115,824,000 on securities that had risen in value since their purchase and $92,607,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2017, the portfolio purchased $51,942,000 of investment securities and sold $83,907,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2017	December 31, 2016
	Shares	Shares
	(000)	(000)
Issued	3,986	15,209
Issued in Lieu of Cash Distributions	5,946	7,442
Redeemed	(7,838)	(13,487)
Net Increase (Decrease) in Shares Outstanding	2,094	9,164

At June 30, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 49% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	12/31/2016	6/30/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,025.44	$1.36
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.46	1.35

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard REIT Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund REIT Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory expenses were also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages for this portfolio.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Short-Term Investment-Grade Portfolio

For the six months ended June 30, 2017, Vanguard Short-Term Investment-Grade Portfolio returned 1.51%. Its performance trailed the 1.75% return of its benchmark, the Bloomberg Barclays U.S. 1–5 Year Credit Bond Index, but it exceeded the 1.15% average return of its peers.

As of June 30, the portfolio’s 30-day SEC yield was 1.85%, a little lower than its level of 2.01% at the end of 2016.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Bond market reacted calmly as the Fed raised short-term rates

Interest rates were pulled in different directions during the half year, but U.S. bond prices overall ended higher than where they started. The Bloomberg Barclays U.S. Aggregate Bond Index returned 2.27% for the six months.

Notably, the Federal Reserve raised interest rates twice, in March and in June. Together, those increases lifted the federal funds target rate by a half percentage point, to 1%–1.25%. Because the Fed telegraphed the moves well in advance as part of its gradual approach to normalizing monetary policy, the market’s response was a measured rise in short-term rates. The 2-year U.S. Treasury note, for example, rose 19 basis points over the six months, to 1.38%. (A basis point is one one-hundredth of a percentage point.)

The longer-term outlook dimmed for growth and inflation

After the U.S. presidential election, the markets quickly priced in expectations that the new administration’s agenda—including for increased infrastructure spending and cuts to corporate and personal income taxes—would lead to faster growth and higher inflation. Since then, uncertainty has grown about whether and when those policies might be implemented, and that has led to longer-term rates moving lower.

Geopolitical concerns most likely played a part as well with a number of elections taking place in Europe, Brexit negotiations getting under way, and tensions flaring at times in the Middle East and Asia. Although hawkish comments from central bankers overseas led to a slight rise in U.S. rates near the end of the period, the bellwether 10-year Treasury note finished the half year down 14 basis points, at 2.31%.

Meanwhile, investment-grade corporate bonds outperformed their government-backed counterparts, returning close to 4%, with long-term corporates returning well over 6%. The average spread in corporate bond yields versus Treasuries finished the period a little tighter.

Total Returns
Six Months Ended
June 30, 2017
Vanguard Short-Term Investment-Grade Portfolio	1.51%
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index	1.75
Variable Insurance Short-Intermediate Investment Grade Debt Funds Average[1]	1.15

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Short-Intermediate
		Investment Grade Debt
	Portfolio[2]	Funds Average[3]
Short-Term Investment-Grade Portfolio	0.16%	0.70%

The portfolio’s positioning influenced relative performance

During the period, your portfolio’s duration was slightly lower than that of its benchmark index. Duration measures the sensitivity of a fund’s holdings to changes in interest rates. This somewhat conservative positioning can help relative performance when rates are rising.

But short-term corporate rates moved modestly lower during the period, which led the portfolio to trail the benchmark.

However, the portfolio’s holdings securitized debt—including commercial mortgage-backed and asset-backed securities, which are not included in the benchmark—provided positive results. Strong security selection in the banking, insurance, and consumer noncyclical sectors also helped in outperforming peer portfolios.

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the portfolio’s annualized expense ratio was 0.16%.

3 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile
As of June 30, 2017

Financial Attributes
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Bonds	2,031	2,345	9,347
Yield[3]	1.9%	2.2%	2.6%
Yield to Maturity	2.2%[4]	2.2%	2.6%
Average Coupon	2.8%	3.1%	3.1%
Average Effective
Maturity	3.2 years	3.0 years	8.2 years
Average Duration	2.6 years	2.8 years	6.0 years
Expense Ratio[5]	0.16%	—	—
Short-Term Reserves	3.8%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.74
Beta	0.93	0.39

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	21.3%
1–3 Years	33.8
3–5 Years	27.8
5–7 Years	8.8
7–10 Years	7.3
10–20 Years	0.6
20–30 Years	0.3
Over 30 Years	0.1

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	16.2%
Finance	27.7
Foreign	5.7
Government Mortgage-Backed	0.1
Industrial	25.8
Treasury/Agency	20.3
Utilities	3.5
Other	0.7

Distribution by Credit Quality (% of portfolio)

U.S. Government	20.3%
Aaa	14.4
Aa	12.7
A	27.9
Baa	21.5
Ba	1.7
Other	0.2
Not Rated	1.3

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Bloomberg Barclays U.S. 1–5 Year Credit Bond Index.
2 Bloomberg Barclays U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earlirst possible dates.
4 Before expenses.
5 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the portfolio’s annualized expense ratio was 0.16%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2006–June 30, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Short-Term Investment-Grade Portfolio	2/8/1999	1.13%	2.09%	0.50%	2.83%	3.33%

1 Six months ended June 30, 2017.

See Financial Highlights for dividend and capital gains information.

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (20.3%)
U.S. Government Securities (20.2%)
United States Treasury Inflation
Indexed Bonds	1.625%	1/15/18	4,050	4,749
United States Treasury Inflation
Indexed Bonds	0.125%	4/15/18	20,925	22,055
United States Treasury Inflation
Indexed Bonds	0.375%	1/15/27	28,959	28,792
United States Treasury Inflation
Indexed Bonds	1.000%	2/15/46	1,000	1,032
United States Treasury Inflation
Indexed Bonds	0.875%	2/15/47	1,750	1,722
[1] United States Treasury Note/Bond	1.000%	2/15/18	20,000	19,972
United States Treasury Note/Bond	0.750%	2/28/18	20,000	19,938
United States Treasury Note/Bond	1.000%	5/31/18	1,650	1,646
[1] United States Treasury Note/Bond	1.125%	6/15/18	12,000	11,981
United States Treasury Note/Bond	0.750%	10/31/18	23,000	22,824
United States Treasury Note/Bond	1.125%	1/15/19	6,800	6,776
United States Treasury Note/Bond	1.250%	1/31/19	6,000	5,990
United States Treasury Note/Bond	0.750%	2/15/19	100	99
United States Treasury Note/Bond	1.500%	2/28/19	4,600	4,610
United States Treasury Note/Bond	0.875%	4/15/19	7,200	7,137
United States Treasury Note/Bond	1.625%	4/30/19	4,500	4,520
[2] United States Treasury Note/Bond	1.375%	3/31/20	25,500	25,400
United States Treasury Note/Bond	1.500%	6/15/20	15,000	14,979
United States Treasury Note/Bond	1.875%	6/30/20	9,750	9,840
United States Treasury Note/Bond	1.375%	8/31/20	23,850	23,682
[1] United States Treasury Note/Bond	2.125%	8/31/20	25,000	25,398
United States Treasury Note/Bond	2.000%	9/30/20	24,000	24,289
United States Treasury Note/Bond	1.375%	10/31/20	6,400	6,348
United States Treasury Note/Bond	1.750%	10/31/20	8,900	8,937
[3] United States Treasury Note/Bond	1.625%	11/30/20	3,000	2,998
United States Treasury Note/Bond	1.125%	2/28/21	900	882
United States Treasury Note/Bond	1.625%	8/15/22	1,000	986
[3] United States Treasury Note/Bond	1.750%	9/30/22	1,000	991
				308,573
Nonconventional Mortgage-Backed Securities (0.1%)
[4,5] Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	490	488
[4,5,6] Fannie Mae Pool	2.625%	12/1/32	6	6
[4,5,6] Fannie Mae Pool	2.685%	7/1/32	6	7
[4,5,6] Fannie Mae Pool	2.853%	6/1/33	58	60
[4,5,6] Fannie Mae Pool	3.000%	9/1/32	5	6
[4,5,6] Fannie Mae Pool	3.035%	8/1/33	88	92
[4,5,6] Fannie Mae Pool	3.052%	7/1/33	114	117
[4,5,6] Fannie Mae Pool	3.077%	5/1/33	47	49
[4,5,6] Fannie Mae Pool	3.286%	8/1/37	11	11
[4,5,6] Fannie Mae Pool	3.442%	2/1/37	22	23
[4,5,6] Fannie Mae Pool	3.578%	5/1/33	8	9
[4,5,6] Freddie Mac Non Gold Pool	2.754%	9/1/32	1	1
[4,5,6] Freddie Mac Non Gold Pool	3.000%	8/1/37	44	46
[4,5,6] Freddie Mac Non Gold Pool	3.143%	9/1/32	19	20
[4,5,6] Freddie Mac Non Gold Pool	3.211%	8/1/33	18	19
[4,5,6] Freddie Mac Non Gold Pool	3.435%	10/1/32	11	12
[4,5,6] Freddie Mac Non Gold Pool	3.586%	1/1/33	10	11
[4,5,6] Freddie Mac Non Gold Pool	3.711%	2/1/33	11	11
				988
Total U.S. Government and Agency Obligations (Cost $310,979)				309,561

Asset-Backed/Commercial Mortgage-Backed Securities (16.5%)
[4]	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	280	280
[4]	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	100	101
[4]	Ally Master Owner Trust Series 2012-5 1.540%		9/15/19	1,600	1,600
[4]	Ally Master Owner Trust Series 2017-3 2.040%		6/15/22	570	570
[4,6] American Express Credit Account
	Secured Note Trust 2012-4	1.709%	5/15/20	700	701
[4,7] American Homes 4 Rent 2014-SFR2		3.786%	10/17/36	286	301
[4,7] American Homes 4 Rent 2014-SFR2		4.290%	10/17/36	80	84
[4,7] American Homes 4 Rent 2014-SFR3		3.678%	12/17/36	420	439
[4,7] American Homes 4 Rent 2015-SFR1		3.467%	4/17/52	365	377
[4,7] American Homes 4 Rent 2015-SFR2		3.732%	10/17/45	175	183
[4,7] American Homes 4 Rent 2015-SFR2		4.295%	10/17/45	100	105
[4,7] Americold 2010 LLC Trust Series
	2010-ARTA	4.954%	1/14/29	428	462
[4,7] Americold 2010 LLC Trust Series
	2010-ARTA	6.811%	1/14/29	275	308
[4]	AmeriCredit Automobile Receivables
	Trust 2013-2	1.790%	3/8/19	18	18
[4]	AmeriCredit Automobile Receivables
	Trust 2013-3	2.380%	6/10/19	182	182
[4]	AmeriCredit Automobile Receivables
	Trust 2013-3	3.000%	7/8/19	500	503
[4]	AmeriCredit Automobile Receivables
	Trust 2013-4	2.720%	9/9/19	43	43
[4]	AmeriCredit Automobile Receivables
	Trust 2013-4	3.310%	10/8/19	110	111
[4]	AmeriCredit Automobile Receivables
	Trust 2013-5	2.290%	11/8/19	141	141
[4]	AmeriCredit Automobile Receivables
	Trust 2013-5	2.860%	12/9/19	175	176
[4]	AmeriCredit Automobile Receivables
	Trust 2014-1	2.150%	3/9/20	100	100
[4]	AmeriCredit Automobile Receivables
	Trust 2014-2	2.180%	6/8/20	280	281
[4]	AmeriCredit Automobile Receivables
	Trust 2015-3	1.540%	3/9/20	576	576
[4]	AmeriCredit Automobile Receivables
	Trust 2015-3	2.080%	9/8/20	170	171
[4]	AmeriCredit Automobile Receivables
	Trust 2015-3	2.730%	3/8/21	290	293
[4]	AmeriCredit Automobile Receivables
	Trust 2015-3	3.340%	8/8/21	200	203
[4]	AmeriCredit Automobile Receivables
	Trust 2016-1	1.810%	10/8/20	460	461
[4]	AmeriCredit Automobile Receivables
	Trust 2016-1	2.890%	1/10/22	280	284
[4]	AmeriCredit Automobile Receivables
	Trust 2016-1	3.590%	2/8/22	200	204
[4]	AmeriCredit Automobile Receivables
	Trust 2016-2	1.600%	11/9/20	370	370
[4]	AmeriCredit Automobile Receivables
	Trust 2016-2	2.210%	5/10/21	120	121
[4]	AmeriCredit Automobile Receivables
	Trust 2016-2	2.870%	11/8/21	130	132
[4]	AmeriCredit Automobile Receivables
	Trust 2016-2	3.650%	5/9/22	220	225

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[4] AmeriCredit Automobile Receivables
Trust 2016-3	2.710%	9/8/22	240	238
[4] AmeriCredit Automobile Receivables
Trust 2016-4	2.410%	7/8/22	595	594
[4,7] AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	280	286
[4,7] Applebee’s Funding LLC/
IHOP Funding LLC	4.277%	9/5/44	160	157
[4,7] ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	160	158
[4,7] ARL Second LLC 2014-1A	2.920%	6/15/44	434	427
[4,7] Aventura Mall Trust 2013-AVM	3.867%	12/5/32	480	504
[4,7] Avis Budget Rental Car Funding
AESOP LLC 2013-1A	1.920%	9/20/19	360	360
[4,7] Avis Budget Rental Car Funding
AESOP LLC 2013-2A	2.970%	2/20/20	500	505
[4,7] Avis Budget Rental Car Funding
AESOP LLC 2015-1A	2.500%	7/20/21	730	728
[4,7] Avis Budget Rental Car Funding
AESOP LLC 2015-2A	2.630%	12/20/21	1,120	1,115
[4,7] Avis Budget Rental Car Funding
AESOP LLC 2016-1A	2.990%	6/20/22	600	605
[4,7] Avis Budget Rental Car Funding
AESOP LLC 2017-1A	3.070%	9/20/23	410	412
[4,7] BAMLL Commercial Mortgage
Securities Trust 2012-PARK	2.959%	12/10/30	125	128
[4] Banc of America Commercial
Mortgage Trust 2008-1	6.422%	2/10/51	1,163	1,178
[4] Banc of America Commercial
Mortgage Trust 2008-1	6.466%	2/10/51	91	92
[4] Banc of America Commercial
Mortgage Trust 2015-UBS7	3.705%	9/15/48	220	230
[4] Banc of America Commercial
Mortgage Trust 2015-UBS7	4.511%	9/15/48	40	41
[4,8] Banc of America Funding 2006-H
Trust	3.397%	9/20/46	323	289
[4] BANK 2017 - BNK4	3.625%	5/15/50	730	759
[4] BANK 2017 - BNK5	3.390%	6/15/60	800	816
[4] Bank of America Mortgage 2002-J
Trust	3.962%	9/25/32	1	1
[4,6,7] Bank of America Student Loan Trust
2010-1A	1.956%	2/25/43	362	364
[7] Bank of Nova Scotia	1.875%	9/20/21	590	579
[4,8] Bear Stearns ARM Trust 2006-4	3.258%	10/25/36	457	430
[4,8] Bear Stearns ARM Trust 2007-3	3.656%	5/25/47	350	346
[4] Bear Stearns Commercial Mortgage
Securities Trust 2007-PWR17	5.650%	6/11/50	548	550
[4,6,7] BMW Floorplan Master Owner Trust
2015-1A	1.659%	7/15/20	1,425	1,429
[4,6] Brazos Higher Education Authority Inc.
Series 2005-3	1.496%	6/25/26	292	291
[4,6] Brazos Higher Education Authority Inc.
Series 2011-1	1.989%	2/25/30	442	442
[4,6] Cabela’s Credit Card Master Note
Trust 2015-2	1.829%	7/17/23	600	605
[4,7] CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	107	107
[4,7] CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	201	200
[4,7] California Republic Auto Receivables
Trust 2015-4	2.580%	6/15/21	400	404
[4] California Republic Auto Receivables
Trust 2016-2	1.560%	7/15/20	200	200
[4] California Republic Auto Receivables
Trust 2016-2	1.830%	12/15/21	170	170
[4] California Republic Auto Receivables
Trust 2016-2	2.520%	5/16/22	150	150
[4] California Republic Auto Receivables
Trust 2016-2	3.510%	3/15/23	70	70
[4] Capital Auto Receivables Asset Trust
2013-3	3.690%	2/20/19	315	316
[4] Capital Auto Receivables Asset Trust
2013-4	2.060%	10/22/18	24	24

[4]	Capital Auto Receivables Asset Trust
	2013-4	2.670%	2/20/19	330	330
[4]	Capital Auto Receivables Asset Trust
	2013-4	3.220%	5/20/19	290	292
[4]	Capital Auto Receivables Asset Trust
	2014-1	2.220%	1/22/19	112	112
[4]	Capital Auto Receivables Asset Trust
	2014-1	2.840%	4/22/19	100	100
[4]	Capital Auto Receivables Asset Trust
	2014-1	3.390%	7/22/19	100	101
[4]	Capital Auto Receivables Asset Trust
	2015-3	1.940%	1/21/20	530	532
[4]	Capital Auto Receivables Asset Trust
	2015-3	2.130%	5/20/20	520	523
[4]	Capital Auto Receivables Asset Trust
	2015-3	2.430%	9/21/20	150	151
[4]	Capital Auto Receivables Asset Trust
	2015-3	2.900%	12/21/20	170	173
[4]	Capital Auto Receivables Asset Trust
	2016-2	3.160%	11/20/23	40	40
[4]	Capital Auto Receivables Asset Trust
	2016-3	1.540%	8/20/20	250	250
[4]	Capital Auto Receivables Asset Trust
	2016-3	2.350%	9/20/21	140	139
[4]	Capital Auto Receivables Asset Trust
	2016-3	2.650%	1/20/24	80	80
[4]	Capital One Multi-Asset Execution
	Trust 2015-A4	2.750%	5/15/25	830	854
[4,6,7] CARDS II Trust 2016-1A		1.859%	7/15/21	1,355	1,361
[4]	CarMax Auto Owner Trust 2013-3	2.850%	2/18/20	85	85
[4]	CarMax Auto Owner Trust 2014-1	1.690%	8/15/19	50	50
[4]	CarMax Auto Owner Trust 2014-1	1.930%	11/15/19	100	100
[4]	CarMax Auto Owner Trust 2015-2	3.040%	11/15/21	140	140
[4]	CarMax Auto Owner Trust 2015-3	2.280%	4/15/21	107	107
[4]	CarMax Auto Owner Trust 2015-3	2.680%	6/15/21	150	151
[4]	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	120	120
[4]	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	140	141
[4]	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	140	139
[4]	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	100	99
[4]	CD 2016-CD1 Commercial Mortgage
	Trust	2.724%	8/10/49	35	34
[4]	CD 2017-CD3 Commercial Mortgage
	Trust	3.631%	2/10/50	830	866
[4]	CD 2017-CD4 Commercial Mortgage
	Trust	3.514%	5/10/50	380	393
[4]	CenterPoint Energy Transition Bond
	Co. IV LLC 2012-1	2.161%	10/15/21	692	696
[4,7] CFCRE Commercial Mortgage Trust
	2011-C2	5.945%	12/15/47	390	439
[4]	CFCRE Commercial Mortgage Trust
	2016-C4	3.283%	5/10/58	502	505
[4,7] Chesapeake Funding II LLC 2016-2A		1.880%	6/15/28	2,108	2,105
[4]	CHL Mortgage Pass-Through Trust
	2003-HYB3	3.324%	11/19/33	25	24
[4,8] CHL Mortgage Pass-Through Trust
	2006-HYB1	3.234%	3/20/36	230	202
[4,8] CHL Mortgage Pass-Through Trust
	2007-HYB2	3.362%	2/25/47	249	206
[4,7] Chrysler Capital Auto Receivables
	Trust 2013-AA	1.830%	3/15/19	78	78
[4,7] Chrysler Capital Auto Receivables
	Trust 2013-AA	2.280%	7/15/19	115	115
[4,7] Chrysler Capital Auto Receivables
	Trust 2013-AA	2.930%	8/17/20	125	125
[4,7] Chrysler Capital Auto Receivables
	Trust 2014-AA	2.280%	11/15/19	240	241
[4,7] Chrysler Capital Auto Receivables
	Trust 2014-BA	3.440%	8/16/21	10	10
[4,7] Chrysler Capital Auto Receivables
	Trust 2015-BA	2.260%	10/15/20	500	502

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,7] Chrysler Capital Auto Receivables
	Trust 2015-BA	2.700%	12/15/20	160	162
[4,7] Chrysler Capital Auto Receivables
	Trust 2015-BA	3.260%	4/15/21	245	249
[4,7] Chrysler Capital Auto Receivables
	Trust 2015-BA	4.170%	1/16/23	375	386
[4,7] Chrysler Capital Auto Receivables
	Trust 2016-AA	2.880%	2/15/22	120	122
[4,7] Chrysler Capital Auto Receivables
	Trust 2016-AA	4.220%	2/15/23	630	644
[4,7] Chrysler Capital Auto Receivables
	Trust 2016-BA	1.640%	7/15/21	240	240
[4,7] Chrysler Capital Auto Receivables
	Trust 2016-BA	1.870%	2/15/22	130	129
[4]	Citigroup Commercial Mortgage
	Trust 2012-GC8	3.024%	9/10/45	153	157
[4,7] Citigroup Commercial Mortgage
	Trust 2012-GC8	3.683%	9/10/45	52	54
[4]	Citigroup Commercial Mortgage
	Trust 2013-GC11	1.987%	4/10/46	90	90
[4]	Citigroup Commercial Mortgage
	Trust 2013-GC11	3.093%	4/10/46	156	159
[4]	Citigroup Commercial Mortgage
	Trust 2013-GC15	3.161%	9/10/46	546	553
[4]	Citigroup Commercial Mortgage
	Trust 2013-GC15	3.942%	9/10/46	200	209
[4]	Citigroup Commercial Mortgage
	Trust 2013-GC15	4.371%	9/10/46	90	98
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC19	4.023%	3/10/47	550	586
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC21	3.575%	5/10/47	175	183
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC21	3.855%	5/10/47	1,165	1,230
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC23	3.622%	7/10/47	570	594
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC23	3.863%	7/10/47	310	321
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC23	4.175%	7/10/47	130	137
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC23	4.462%	7/10/47	153	158
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC25	3.372%	10/10/47	1,400	1,442
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC25	3.635%	10/10/47	1,213	1,264
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC25	4.345%	10/10/47	170	178
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC25	4.682%	10/10/47	20	20
[4]	Citigroup Commercial Mortgage
	Trust 2015-GC27	3.137%	2/10/48	770	774
[4]	Citigroup Commercial Mortgage
	Trust 2015-GC31	3.762%	6/10/48	415	436
[4]	Citigroup Commercial Mortgage
	Trust 2015-GC33	3.778%	9/10/58	580	610
[4]	Citigroup Commercial Mortgage
	Trust 2015-GC33	4.723%	9/10/58	100	100
[4]	Citigroup Commercial Mortgage
	Trust 2016-C1	3.209%	5/10/49	795	803
[4,8] Citigroup Mortgage Loan Trust
	2007-AR8	3.437%	7/25/37	183	172
[4,7] CKE Restaurant Holdings Inc.
	2013-1A	4.474%	3/20/43	524	522
[4,7] CLI Funding V LLC 2013-1A		2.830%	3/18/28	369	363
[4,6,7] Colony American Homes 2014-1A		2.359%	5/17/31	266	266
[4,6,7] Colony American Homes 2014-1A		2.509%	5/17/31	395	395
[4,6,7] Colony American Homes 2014-2		2.509%	7/17/31	285	285
[4,6,7] Colony American Homes 2015-1		2.659%	7/17/32	20	20
[4,6,7] Colony American Homes 2015-1A		2.359%	7/17/32	263	263

[4,6,7] Colony Starwood Homes 2016-1A
	Trust	2.709%	7/17/33	239	243
[4,6,7] Colony Starwood Homes 2016-1A
	Trust	3.359%	7/17/33	105	106
[4]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	75	77
[4]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	100	104
[4]	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	510	516
[4,7] COMM 2012-CCRE3 Mortgage Trust		3.416%	10/15/45	260	267
[4]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	264	266
[4]	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	40	41
[4]	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	70	70
[4]	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	529	537
[4]	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	250	264
[4]	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	270	288
[4]	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	1,047	1,130
[4]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	350	368
[4]	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	180	190
[4]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,000	1,067
[4]	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	656	707
[4]	COMM 2013-CCRE13 Mortgage Trust	4.906%	12/10/23	110	121
[4]	COMM 2013-CCRE13 Mortgage Trust	4.906%	12/10/23	200	209
[4,7] COMM 2013-CCRE6 Mortgage Trust		3.147%	3/10/46	250	253
[4,7] COMM 2013-CCRE6 Mortgage Trust		3.397%	3/10/46	70	70
[4]	COMM 2013-CCRE8 Mortgage Trust	3.334%	6/10/46	70	72
[4]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	1,165	1,217
[4]	COMM 2013-CCRE9 Mortgage Trust	4.373%	7/10/45	699	760
[4,7] COMM 2013-CCRE9 Mortgage Trust		4.397%	7/10/45	250	268
[4,7] COMM 2013-CCRE9 Mortgage Trust		4.397%	7/10/45	280	292
[4]	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	501	508
[4,7] COMM 2013-LC13 Mortgage Trust		3.774%	8/10/46	250	263
[4]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	315	340
[4,7] COMM 2013-LC13 Mortgage Trust		4.557%	8/10/46	435	473
[4]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	100	101
[4,7] COMM 2013-SFS Mortgage Trust		3.086%	4/12/35	110	111
[4,7] COMM 2014-277P Mortgage Trust		3.732%	8/10/49	980	1,023
[4]	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	50	53
[4]	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	420	452
[4]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	300	304
[4]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	450	480
[4]	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	250	268
[4]	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	40	42
[4]	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	1,130	1,199
[4]	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	650	688
[4]	COMM 2014-CCRE17 Mortgage Trust	4.895%	5/10/47	200	202
[4]	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	90	93
[4]	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	729	768
[4]	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	30	31
[4]	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	926	962
[4]	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	1,090	1,127
[4]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	465	493
[4]	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	825	841
[4]	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	415	433
[4]	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	750	786
[4]	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	753	782
[4]	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	405	421
[4]	COMM 2015-CCRE27 Mortgage Trust	4.621%	10/10/48	210	212
[4]	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	360	365
[7]	Commonwealth Bank of Australia	2.000%	6/18/19	600	601
[7]	Commonwealth Bank of Australia	2.125%	7/22/20	290	289
[4,7] Core Industrial Trust 2015-TEXW		3.077%	2/10/34	1,040	1,065
[4]	Credit Suisse Commercial Mortgage
	Trust Series 2008-C1	6.520%	2/15/41	762	772
[4]	CSAIL 2015-C1 Commercial Mortgage
	Trust	3.505%	4/15/50	290	299
[4]	CSAIL 2015-C2 Commercial Mortgage
	Trust	3.504%	6/15/57	1,000	1,025
[4]	CSAIL 2015-C3 Commercial Mortgage
	Trust	3.718%	8/15/48	414	431
[4]	CSAIL 2015-C3 Commercial Mortgage
	Trust	4.504%	8/15/48	240	241

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[4] CSAIL 2015-C4 Commercial Mortgage
Trust	3.808%	11/15/48	738	775
[4] CSAIL 2016-C5 Commercial Mortgage
Trust	4.688%	11/15/48	220	226
[4] CSAIL 2016-C7 Commercial Mortgage
Trust	3.502%	11/15/49	830	846
[4] CSAIL 2017-C8 Commercial Mortgage
Trust	3.392%	6/17/50	1,050	1,070
[4] DBJPM 16-C1 Mortgage Trust	3.505%	5/10/49	60	57
[4] DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	730	741
[4,6] Discover Card Execution Note Trust
2017-A5	1.816%	12/15/26	930	934
[4,7] Domino’s Pizza Master Issuer LLC
2017-1	4.118%	7/25/47	140	141
[4,7] Drive Auto Receivables Trust 2015-AA	3.060%	5/17/21	160	161
[4,7] Drive Auto Receivables Trust 2015-AA	4.120%	7/15/22	140	142
[4,7] Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	325	326
[4,7] Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	250	254
[4,7] Drive Auto Receivables Trust 2015-CA	3.010%	5/17/21	436	438
[4,7] Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	380	386
[4,7] Drive Auto Receivables Trust 2015-DA	2.590%	12/16/19	142	142
[4,7] Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	750	757
[4,7] Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	750	776
[4,7] Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	170	173
[4,7] Drive Auto Receivables Trust 2016-BA	1.670%	7/15/19	10	10
[4,7] Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	200	201
[4,7] Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	340	344
[4,7] Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	480	492
[4,7] Drive Auto Receivables Trust 2016-C	1.670%	11/15/19	630	630
[4,7] Drive Auto Receivables Trust 2016-C	2.370%	11/16/20	490	491
[4,7] Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	540	552
[4] Drive Auto Receivables Trust 2017-1	1.860%	3/16/20	340	340
[4,6,7] Edsouth Indenture No 9 LLC 2015-1	2.016%	10/25/56	534	531
[4,7] Enterprise Fleet Financing LLC
Series 2015-1	1.740%	9/20/20	140	140
[4,7] Enterprise Fleet Financing LLC
Series 2015-2	2.090%	2/22/21	600	599
[4,7] Enterprise Fleet Financing LLC
Series 2016-2	2.040%	2/22/22	240	239
[4,6,7] Evergreen Credit Card Trust
Series 2016-3	1.659%	11/16/20	650	652
[4,5,6] Fannie Mae Connecticut Avenue
Securities 2015-C03	2.716%	7/25/25	30	30
[4,5,6] Fannie Mae Connecticut Avenue
Securities 2015-C04	2.816%	4/25/28	81	81
[4,5,6] Fannie Mae Connecticut Avenue
Securities 2015-C04	2.916%	4/25/28	49	49
[4,5,6] Fannie Mae Connecticut Avenue
Securities 2016-C04	2.666%	1/25/29	152	153
[4,5,6] Fannie Mae Connecticut Avenue
Securities 2016-C05	2.566%	1/25/29	84	85
[4,5] FHLMC Multifamily Structured
Pass Through Certificates K054	2.745%	1/25/26	380	380
[4,5] FHLMC Multifamily Structured
Pass Through Certificates K056	2.525%	5/25/26	160	157
[4,5] FHLMC Multifamily Structured
Pass Through Certificates K057	2.570%	7/25/26	140	138
[4,5] FHLMC Multifamily Structured
Pass Through Certificates K061	3.347%	11/25/26	670	697
[4,5] FHLMC Multifamily Structured
Pass Through Certificates K062	3.413%	12/25/26	650	680
[4,8] First Horizon Mortgage Pass-Through
Trust 2006-AR3	2.414%	11/25/36	159	139
[8] First Horizon Mortgage Pass-Through
Trust 2006-AR4	2.986%	1/25/37	324	287
[4,7] Flagship Credit Auto Trust 2016-4	1.960%	2/16/21	380	379
[4] Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	380	381
[4] Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	310	310
[4,7] Ford Credit Auto Owner Trust
2014-REV1	2.260%	11/15/25	620	626

[4,7] Ford Credit Auto Owner Trust
	2014-REV1	2.410%	11/15/25	260	261
[4,7] Ford Credit Auto Owner Trust
	2014-REV2	2.310%	4/15/26	580	586
[4,7] Ford Credit Auto Owner Trust
	2014-REV2	2.510%	4/15/26	140	141
[4]	Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	295	295
[4]	Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	135	135
[4,7] Ford Credit Auto Owner Trust
	2015-REV2	2.440%	1/15/27	1,500	1,520
[4]	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	170	169
[4,7] Ford Credit Auto Owner Trust
	2016-REV1	2.310%	8/15/27	660	665
[4,7] Ford Credit Auto Owner Trust
	2016-REV2	2.030%	12/15/27	1,700	1,693
[4,7] Ford Credit Auto Owner Trust 2017-1		2.620%	8/15/28	650	660
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2012-5	1.690%	9/15/19	200	200
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2012-5	2.140%	9/15/19	200	200
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-4	2.100%	6/15/20	150	150
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-4	2.290%	6/15/20	150	150
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-4	2.790%	6/15/20	60	60
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-2	2.310%	2/15/21	100	101
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-4	1.400%	8/15/19	1,680	1,680
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2015-5	2.390%	8/15/22	600	607
[4,6] Ford Credit Floorplan Master Owner
	Trust A Series 2016-4	1.689%	7/15/20	1,150	1,154
[4,5,6] Freddie Mac Structured Agency
	Credit Risk Debt Notes 2016-DNA2	2.466%	10/25/28	90	90
[4,5,6] Freddie Mac Structured Agency
	Credit Risk Debt Notes 2016-DNA2	3.416%	10/25/28	250	255
[4,5,6] Freddie Mac Structured Agency
	Credit Risk Debt Notes 2016-DNA3	2.316%	12/25/28	144	144
[4,5,6] Freddie Mac Structured Agency
	Credit Risk Debt Notes 2016-DNA3	3.216%	12/25/28	250	256
[4,7] FRS I LLC 2013-1A		1.800%	4/15/43	55	54
[4,7] FRS I LLC 2013-1A		3.080%	4/15/43	486	485
[4,6] GE Dealer Floorplan Master Note
	Trust Series 2015-2	1.862%	1/20/22	395	398
[4]	GM Financial Automobile Leasing
	Trust 2015-1	1.730%	6/20/19	150	150
[4]	GM Financial Automobile Leasing
	Trust 2015-2	2.420%	7/22/19	140	140
[4]	GM Financial Automobile Leasing
	Trust 2015-2	2.990%	7/22/19	120	121
[4]	GM Financial Automobile Leasing
	Trust 2015-3	1.690%	3/20/19	670	671
[4]	GM Financial Automobile Leasing
	Trust 2015-3	2.320%	11/20/19	90	90
[4]	GM Financial Automobile Leasing
	Trust 2015-3	2.980%	11/20/19	190	191
[4]	GM Financial Automobile Leasing
	Trust 2015-3	3.480%	8/20/20	190	193
[4]	GM Financial Automobile Leasing
	Trust 2016-2	2.580%	3/20/20	150	150
[4,8] GMACM Mortgage Loan Trust
	2005-AR6	3.481%	11/19/35	66	61
[4,7] GMF Floorplan Owner Revolving
	Trust 2015-1	1.650%	5/15/20	1,450	1,450
[4,7] GMF Floorplan Owner Revolving
	Trust 2015-1	1.970%	5/15/20	250	250
[4,6,7] GMF Floorplan Owner Revolving
	Trust 2016-1	2.009%	5/17/21	980	989

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,7] GMF Floorplan Owner Revolving
	Trust 2016-1	2.410%	5/17/21	290	291
[4,7] GMF Floorplan Owner Revolving
	Trust 2016-1	2.850%	5/17/21	220	220
[4,6,7] Golden Credit Card Trust 2015-1A		1.599%	2/15/20	1,200	1,201
[4,7] Golden Credit Card Trust 2015-2A		2.020%	4/15/22	1,345	1,347
[4,7] Golden Credit Card Trust 2016-5A		1.600%	9/15/21	1,370	1,361
[4,7] GRACE 2014-GRCE Mortgage Trust		3.369%	6/10/28	500	519
[4,7] GreatAmerica Leasing Receivables
	Funding LLC Series 2015-1	2.020%	6/21/21	120	120
[4,7] GS Mortgage Securities Corporation II
	2012-BWTR	2.954%	11/5/34	860	874
[4]	GS Mortgage Securities Corporation II
	2015-GC30	3.382%	5/10/50	600	614
[4,7] GS Mortgage Securities Corporation
	Trust 2012-ALOHA	3.551%	4/10/34	790	830
[4,7] GS Mortgage Securities Trust
	2010-C2	5.356%	12/10/43	100	110
[4,7] GS Mortgage Securities Trust
	2011-GC3	5.820%	3/10/44	70	76
[4,7] GS Mortgage Securities Trust
	2012-GC6	4.948%	1/10/45	25	27
[4]	GS Mortgage Securities Trust
	2012-GCJ7	5.897%	5/10/45	210	227
[4]	GS Mortgage Securities Trust
	2013-GC13	4.168%	7/10/46	543	587
[4,7] GS Mortgage Securities Trust
	2013-GC13	4.201%	7/10/46	140	141
[4]	GS Mortgage Securities Trust
	2013-GCJ12	3.135%	6/10/46	306	313
[4]	GS Mortgage Securities Trust
	2013-GCJ12	3.777%	6/10/46	200	205
[4]	GS Mortgage Securities Trust
	2013-GCJ14	2.995%	8/10/46	453	456
[4]	GS Mortgage Securities Trust
	2013-GCJ14	3.817%	8/10/46	200	211
[4]	GS Mortgage Securities Trust
	2013-GCJ14	3.955%	8/10/46	575	613
[4]	GS Mortgage Securities Trust
	2013-GCJ14	4.243%	8/10/46	1,015	1,096
[4]	GS Mortgage Securities Trust
	2014-GC20	3.998%	4/10/47	892	947
[4]	GS Mortgage Securities Trust
	2014-GC20	4.258%	4/10/47	20	21
[4]	GS Mortgage Securities Trust
	2014-GC24	3.931%	9/10/47	1,107	1,176
[4]	GS Mortgage Securities Trust
	2014-GC24	4.162%	9/10/47	380	400
[4]	GS Mortgage Securities Trust
	2014-GC24	4.641%	9/10/47	270	287
[4]	GS Mortgage Securities Trust
	2014-GC24	4.662%	9/10/47	410	414
[4]	GS Mortgage Securities Trust
	2014-GC26	3.629%	11/10/47	530	554
[4]	GS Mortgage Securities Trust
	2015-GC28	3.136%	2/10/48	930	944
[4]	GS Mortgage Securities Trust
	2015-GC28	3.396%	2/10/48	770	787
[4]	GS Mortgage Securities Trust
	2015-GC32	3.764%	7/10/48	309	324
[4]	GS Mortgage Securities Trust
	2015-GC34	3.506%	10/10/48	698	717
[4]	GS Mortgage Securities Trust
	2015-GC34	4.809%	10/10/48	310	317
[7]	GTP Acquisition Partners I LLC	3.482%	6/16/25	630	628
[4,7] Hertz Vehicle Financing II LP 2015-3A		2.670%	9/25/21	400	395
[4,7] Hertz Vehicle Financing LLC 2013-1A		1.830%	8/25/19	1,500	1,496
[4,7] Hertz Vehicle Financing LLC 2016-2A		2.950%	3/25/22	560	556
[4,7] Hertz Vehicle Financing LLC 2016-3A		2.270%	7/25/20	110	109
[4,7] Hilton USA Trust 2016-HHV		3.719%	11/5/38	60	62

[4,7] Houston Galleria Mall Trust
2015-HGLR	3.087%	3/5/37	770	766
[4,7] Hudsons Bay Simon JV Trust
2015-HB7	3.914%	8/5/34	500	514
[4,7] Hyundai Auto Lease Securitization
Trust 2015-A	2.070%	11/15/19	500	500
[4,7] Hyundai Auto Lease Securitization
Trust 2015-B	2.210%	5/15/20	375	376
[4] Hyundai Auto Receivables Trust
2013-B	2.480%	9/16/19	250	250
[4] Hyundai Auto Receivables Trust
2013-C	2.480%	3/15/19	150	151
[4] Hyundai Auto Receivables Trust
2013-C	3.090%	1/15/20	130	131
[4] Hyundai Auto Receivables Trust
2014-A	2.020%	8/15/19	200	200
[4] Hyundai Auto Receivables Trust
2014-A	2.530%	7/15/20	140	141
[4] Hyundai Auto Receivables Trust
2014-B	2.100%	11/15/19	250	250
[4] Hyundai Auto Receivables Trust
2015-C	2.150%	11/15/21	90	90
[4] Hyundai Auto Receivables Trust
2015-C	2.550%	11/15/21	210	212
[6] Illinois Student Assistance Commission
Series 2010-1	2.206%	4/25/22	147	148
[4,6,7] Invitation Homes 2014-SFR2 Trust	2.309%	9/17/31	277	277
[4,6,7] Invitation Homes 2014-SFR2 Trust	2.809%	9/17/31	220	220
[4,6,7] Invitation Homes 2015-SFR2 Trust	2.559%	6/17/32	195	195
[4,6,7] Invitation Homes 2015-SFR2 Trust	2.859%	6/17/32	70	70
[4,6,7] Invitation Homes 2015-SFR3 Trust	2.959%	8/17/32	80	80
[4,7] Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	358	367
[4] JP Morgan Chase Commercial
Mortgage Securities Trust 2007-C1	5.716%	2/15/51	84	85
[4,7] JP Morgan Chase Commercial
Mortgage Securities Trust 2010-C1	4.608%	6/15/43	71	74
[4,7] JP Morgan Chase Commercial
Mortgage Securities Trust 2010-C2	3.616%	11/15/43	49	49
[4,7] JP Morgan Chase Commercial
Mortgage Securities Trust 2010-C2	4.070%	11/15/43	74	78
[4,7] JP Morgan Chase Commercial
Mortgage Securities Trust 2010-C2	5.724%	11/15/43	170	180
[4,7] JP Morgan Chase Commercial
Mortgage Securities Trust 2010-C2	5.724%	11/15/43	150	160
[4,7] JP Morgan Chase Commercial
Mortgage Securities Trust 2011-C3	4.388%	2/15/46	376	381
[4,7] JP Morgan Chase Commercial
Mortgage Securities Trust 2011-C3	4.717%	2/15/46	651	698
[4,7] JP Morgan Chase Commercial
Mortgage Securities Trust 2011-C3	5.360%	2/15/46	70	75
[4,7] JP Morgan Chase Commercial
Mortgage Securities Trust 2011-C5	5.588%	8/15/46	100	110
[4] JP Morgan Chase Commercial
Mortgage Securities Trust 2012-C6	3.507%	5/15/45	366	382
[4] JP Morgan Chase Commercial
Mortgage Securities Trust 2012-C8	2.829%	10/15/45	440	446
[4,7] JP Morgan Chase Commercial
Mortgage Securities Trust 2012-C8	3.424%	10/15/45	100	102
[4] JP Morgan Chase Commercial
Mortgage Securities Trust 2012-CIBX	4.271%	6/15/45	650	688
[4,7] JP Morgan Chase Commercial
Mortgage Securities Trust 2012-HSBC 3.093%		7/5/32	150	155
[4] JP Morgan Chase Commercial
Mortgage Securities Trust 2012-LC9	2.840%	12/15/47	950	962
[4] JP Morgan Chase Commercial
Mortgage Securities Trust 2013-C13	3.994%	1/15/46	365	389
[4] JP Morgan Chase Commercial
Mortgage Securities Trust 2013-C13	4.188%	1/15/46	170	170
[4] JP Morgan Chase Commercial
Mortgage Securities Trust 2013-C16	3.674%	12/15/46	280	294

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	3.881%	12/15/46	30	32
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.166%	12/15/46	410	441
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.517%	12/15/46	400	430
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	5.076%	12/15/46	550	593
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	5.140%	12/15/46	270	279
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	1.855%	4/15/46	10	10
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	354	358
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	290	302
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2017-JP6	3.490%	7/15/50	310	319
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	439	461
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.161%	7/15/45	180	190
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	360	379
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.133%	8/15/46	300	322
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	192	195
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	100	105
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	800	858
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.927%	11/15/45	430	461
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	5.232%	11/15/45	340	354
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C17	4.199%	1/15/47	497	536
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.079%	2/15/47	900	962
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.439%	2/15/47	300	321
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.974%	2/15/47	300	321
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.974%	2/15/47	150	153
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.639%	11/15/47	300	312
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.231%	1/15/48	590	599
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.494%	1/15/48	1,030	1,062
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	3.179%	2/15/48	350	353
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.551%	7/15/48	580	600
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.822%	7/15/48	1,010	1,060
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	4.226%	7/15/48	385	407
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C31	3.801%	8/15/48	270	284
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C32	3.598%	11/15/48	263	272
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C33	3.770%	12/15/48	513	537
[4]	JPMCC Commercial Mortgage
	Securities Trust 2017-JP5	3.723%	3/15/50	800	838
[4]	LB-UBS Commercial Mortgage
	Trust 2007-C7	5.866%	9/15/45	469	474

[4,7] LCCM 2014-909 Mortgage Trust		3.388%	5/15/31	450	457
[4,7] Madison Avenue Trust 2013-650M		3.843%	10/12/32	295	309
[4]	MASTR Adjustable Rate Mortgages
	Trust 2004-3	3.149%	4/25/34	18	17
[4,6] MBNA Credit Card Master Note
	Trust 2004-A3	1.419%	8/16/21	755	756
[4]	Merrill Lynch Mortgage Investors Trust
	MLMI Series 2003-A2	2.915%	2/25/33	37	36
[4]	Merrill Lynch Mortgage Investors Trust
	MLMI Series 2003-A4	3.551%	7/25/33	13	13
[4]	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	93	94
[4,7] Miramax LLC 2014-1A		3.340%	7/20/26	68	68
[4,7] MMAF Equipment Finance LLC
	2011-AA	3.040%	8/15/28	174	174
[4,7] MMAF Equipment Finance LLC
	2012-AA	1.980%	6/10/32	315	315
[4,7] MMAF Equipment Finance LLC
	2015-AA	2.490%	2/19/36	800	801
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	506	523
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.792%	8/15/45	50	52
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C6	2.858%	11/15/45	142	144
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C10	4.219%	7/15/46	683	733
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C10	4.219%	7/15/46	70	70
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	3.085%	8/15/46	164	166
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	3.960%	8/15/46	270	287
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.315%	8/15/46	1,080	1,164
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.824%	10/15/46	190	200
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	4.259%	10/15/46	80	86
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C13	4.039%	11/15/46	200	213
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	130	132
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	60	61
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	595	609
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.064%	2/15/47	450	481
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.384%	2/15/47	450	482
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C15	3.773%	4/15/47	890	940
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C15	4.051%	4/15/47	575	616
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C15	5.056%	4/15/47	50	52
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.892%	6/15/47	975	1,034
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.094%	6/15/47	230	244
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.481%	6/15/47	660	697
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.914%	6/15/47	300	309
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C17	3.741%	8/15/47	620	653
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C17	4.011%	8/15/47	160	167
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	3.923%	10/15/47	490	518

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[4] Morgan Stanley Bank of America
Merrill Lynch Trust 2014-C19	3.526%	12/15/47	380	394
[4] Morgan Stanley Bank of America
Merrill Lynch Trust 2015-C20	3.249%	2/15/48	935	949
[4] Morgan Stanley Bank of America
Merrill Lynch Trust 2015-C23	3.451%	7/15/50	90	93
[4] Morgan Stanley Bank of America
Merrill Lynch Trust 2015-C23	3.719%	7/15/50	422	442
[4] Morgan Stanley Bank of America
Merrill Lynch Trust 2015-C24	3.479%	5/15/48	420	434
[4] Morgan Stanley Bank of America
Merrill Lynch Trust 2015-C25	3.635%	10/15/48	338	352
[4] Morgan Stanley Bank of America
Merrill Lynch Trust 2016-C29	4.911%	5/15/49	40	42
[4] Morgan Stanley Bank of America
Merrill Lynch Trust 2016-C32	3.720%	12/15/49	571	599
[4] Morgan Stanley Capital I Trust
2007-IQ16	5.688%	12/12/49	632	636
[4] Morgan Stanley Capital I Trust
2012-C4	3.244%	3/15/45	380	393
[4] Morgan Stanley Capital I Trust
2012-C4	3.773%	3/15/45	60	62
[4,7] Morgan Stanley Capital I Trust
2012-STAR	3.201%	8/5/34	411	414
[4,7] Morgan Stanley Capital I Trust
2014-150E	3.912%	9/9/32	675	714
[4,7] Morgan Stanley Capital I Trust
2014-CPT	3.350%	7/13/29	600	622
[4,7] Morgan Stanley Capital I Trust
2015-420	3.727%	10/11/50	699	729
[4] Morgan Stanley Capital I Trust
2015-UBS8	3.809%	12/15/48	514	538
[4] Morgan Stanley Capital I Trust
2015-UBS8	4.743%	12/15/48	350	353
[4] Morgan Stanley Capital I Trust
2016-UB11	2.782%	8/15/49	133	129
[4] Morgan Stanley Mortgage Loan
Trust 2006-8AR	3.110%	6/25/36	143	136
[4,7] MSBAM Commercial Mortgage
Securities Trust 2012-CKSV	3.277%	10/15/30	815	815
[4,6] Navient Student Loan Trust 2015-3	1.866%	6/26/56	560	558
[4,6,7] Navient Student Loan Trust 2016-3	2.066%	6/25/65	200	202
[4,6,7] Navient Student Loan Trust 2016-6A	1.966%	3/25/66	610	612
[4,6,7] Navistar Financial Dealer Note Master
Trust II 2016-1A	2.566%	9/27/21	670	674
[4,6] New Mexico Educational Assistance
Foundation 2013-1	1.750%	1/2/25	366	364
[4,7] NextGear Floorplan Master Owner
Trust 2016-1A	2.740%	4/15/21	370	373
[6] North Carolina State Education
Assistance Authority 2011-1	2.056%	1/26/26	130	130
[4,7] OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	225	240
[4,7] Palisades Center Trust 2016-PLSD	2.713%	4/13/33	200	201
[4,6,7] Pepper Residential Securities
Trust 2017A-A1UA	2.717%	3/10/58	722	722
[4,6,7] Pepper Residential Securities
Trust 2018A-A1UA	2.067%	3/12/47	108	108
[4,6,7] PFS Financing Corp. 2015-AA	1.779%	4/15/20	250	250
[4,6,7] PHEAA Student Loan Trust 2016-2A	2.166%	11/25/65	885	887
[4,7] Porsche Innovative Lease Owner
Trust 2015-1	1.430%	5/21/21	340	340
[4,7] Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	178	178
[4,7] Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	618	620
[4,7] Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	230	234
[4,6,7] Resimac Premier Series 2014-1A	1.936%	12/12/45	304	303
[4,6,7] Resimac Premier Series 2016-1A	2.067%	10/10/47	1,600	1,605
[4,8] RFMSI Series 2006-SA2 Trust	4.430%	8/25/36	365	322
[4,8] RFMSI Series 2006-SA3 Trust	4.351%	9/25/36	108	98
Royal Bank of Canada	2.200%	9/23/19	177	178
[4] Royal Bank of Canada	1.875%	2/5/21	215	214

[4] Santander Drive Auto Receivables
Trust 2013-2	1.950%	3/15/19	35	35
[4] Santander Drive Auto Receivables
Trust 2015-3	3.490%	5/17/21	355	361
[4] Santander Drive Auto Receivables
Trust 2015-4	1.580%	9/16/19	22	22
[4] Santander Drive Auto Receivables
Trust 2015-4	2.260%	6/15/20	600	601
[4] Santander Drive Auto Receivables
Trust 2015-4	2.970%	3/15/21	600	608
[4] Santander Drive Auto Receivables
Trust 2016-1	2.470%	12/15/20	720	724
[4] Santander Drive Auto Receivables
Trust 2016-2	2.080%	2/16/21	170	170
[4] Santander Drive Auto Receivables
Trust 2016-2	2.660%	11/15/21	110	111
[4] Santander Drive Auto Receivables
Trust 2016-2	3.390%	4/15/22	100	102
[4] Santander Drive Auto Receivables
Trust 2016-3	1.890%	6/15/21	490	490
[4] Santander Drive Auto Receivables
Trust 2016-3	2.460%	3/15/22	770	771
[7] SBA Tower Trust	3.156%	10/15/20	270	272
[4,7] Securitized Term Auto Receivables
Trust 2016-1A	1.524%	3/25/20	270	268
[4,7] Securitized Term Auto Receivables
Trust 2016-1A	1.794%	2/25/21	250	248
[4,7] SLM Private Education Loan Trust
2011-A	4.370%	4/17/28	181	184
[4,7] SLM Private Education Loan Trust
2011-B	3.740%	2/15/29	967	985
[4,7] SLM Private Education Loan Trust
2011-C	4.540%	10/17/44	412	427
[4,7] SLM Private Education Loan Trust
2012-B	3.480%	10/15/30	172	173
[4,6,7] SLM Private Education Loan Trust
2013-A	2.209%	5/17/27	595	599
[4,7] SLM Private Education Loan Trust
2013-A	2.500%	3/15/47	200	196
[4,7] SLM Private Education Loan Trust
2013-B	1.850%	6/17/30	250	249
[4,7] SLM Private Education Loan Trust
2013-B	3.000%	5/16/44	300	302
[4,7] SLM Private Education Loan Trust
2013-C	3.500%	6/15/44	140	142
[4,7] SLM Private Education Loan Trust
2014-A	2.590%	1/15/26	100	101
[4,7] SLM Private Education Loan Trust
2014-A	3.500%	11/15/44	100	102
[4,6] SLM Student Loan Trust 2005-5	1.256%	4/25/25	390	389
[4] SMART ABS Series 2016-2US Trust	2.050%	12/14/22	110	109
[4,7] SMB Private Education Loan Trust
2016-A	2.700%	5/15/31	345	347
[4,6,7] SMB Private Education Loan Trust
2016-B	2.609%	2/17/32	310	318
[4,6,7] SMB Private Education Loan Trust
2016-C	2.259%	9/15/34	300	305
[4,6,7] SMB Private Education Loan Trust
2017-A	2.059%	9/15/34	300	300
[4,7] SoFi Professional Loan Program
2016-B LLC	2.740%	10/25/32	240	242
[4,7] SoFi Professional Loan Program
2016-C LLC	2.360%	12/27/32	145	144
[4,7] SoFi Professional Loan Program
2016-D LLC	2.340%	4/25/33	155	154
[4,6,7] SoFi Professional Loan Program
2016-D LLC	2.166%	1/25/39	162	163
[4,7] SoFi Professional Loan Program
2017-A LLC	2.400%	3/26/40	50	50

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,7] SoFi Professional Loan Program
	2017-B LLC	2.740%	5/25/40	340	343
[4,6,7] SoFi Professional Loan Program
	2017-C LLC	1.617%	7/25/40	100	100
[7]	Stadshypotek AB	1.750%	4/9/20	388	385
[4,6,7] SWAY Residential 2014-1 Trust		2.509%	1/17/32	8	8
[4]	Synchrony Credit Card Master Note
	Trust 2015-1	2.370%	3/15/23	200	202
[4]	Synchrony Credit Card Master Note
	Trust 2015-4	2.380%	9/15/23	1,140	1,152
[4]	Synchrony Credit Card Master Note
	Trust 2016-1	2.390%	3/15/22	1,170	1,176
[4]	Synchrony Credit Card Master Note
	Trust 2016-3	1.580%	9/15/22	355	353
[4]	Synchrony Credit Card Master Note
	Trust 2016-3	1.910%	9/15/22	610	607
[4]	Synchrony Credit Card Master Note
	Trust Series 2012-2	2.220%	1/15/22	2,000	2,017
[4]	Synchrony Credit Card Master Note
	Trust Series 2012-6	1.360%	8/17/20	445	445
[4,7] Taco Bell Funding LLC 2016-1A		4.377%	5/25/46	208	219
[4,7] Taco Bell Funding LLC 2016-1A		4.970%	5/25/46	328	349
[4,7] Tidewater Auto Receivables Trust
	2016-AA	2.300%	9/15/19	96	96
[4,7] TMSQ 2014-1500 Mortgage Trust		3.680%	10/10/36	640	658
[4,6,7] Trafigura Securitisation Finance plc
	2014-1A	2.109%	10/15/18	510	510
[4,7] Trafigura Securitisation Finance plc
	2017-1A	2.470%	12/15/20	1,320	1,320
[4,6,7] Trillium Credit Card Trust II 2016-1A		1.936%	5/26/21	3,050	3,063
[4]	UBS Commercial Mortgage Trust
	2012-C1	4.171%	5/10/45	30	32
[4,7] UBS-BAMLL Trust 2012-WRM		3.663%	6/10/30	606	625
[4]	UBS-Barclays Commercial Mortgage
	Trust 2012-C4	2.850%	12/10/45	223	225
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.244%	4/10/46	150	154
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.469%	4/10/46	50	51
[4,7] Verizon Owner Trust 2017-2A		1.920%	12/20/21	1,240	1,240
[4,7] VNDO 2012-6AVE Mortgage Trust		2.996%	11/15/30	297	304
[4,7] VNDO 2013-PENN Mortgage Trust		3.808%	12/13/29	270	284
[4,7] VNDO 2013-PENN Mortgage Trust		4.079%	12/13/29	80	82
[4,7] VNDO 2013-PENN Mortgage Trust		4.079%	12/13/29	60	62
[4,7] Volkswagen Credit Auto Master Trust
	2014-1A	1.400%	7/22/19	1,210	1,210
[4,7] Volvo Financial Equipment LLC
	Series 2015-1A	1.910%	1/15/20	220	221
[4,7] Volvo Financial Equipment LLC
	Series 2016-1A	1.890%	9/15/20	230	230
[4]	WaMu Mortgage Pass-Through
	Certificates Series 2002-AR18 Trust	3.018%	1/25/33	8	8
[4]	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR7 Trust	2.744%	8/25/33	13	13
[4]	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR9 Trust	2.795%	9/25/33	18	18
[4]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	705	716
[4]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	3.539%	10/15/45	40	41
[4]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	3.928%	7/15/46	185	196
[4]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.218%	7/15/46	768	829
[4]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.431%	7/15/46	110	118
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	1,100	1,159
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.020%	8/15/50	200	210

	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.322%	8/15/50	350	373
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.458%	8/15/50	220	226
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.405%	12/15/47	80	82
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.166%	2/15/48	555	560
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.190%	2/15/48	750	758
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.451%	2/15/48	820	842
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.637%	6/15/48	872	910
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	4.366%	6/15/48	270	271
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	3.411%	9/15/58	486	499
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	3.664%	9/15/58	420	438
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	4.067%	9/15/58	350	366
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	4.645%	9/15/58	270	276
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.839%	9/15/58	609	642
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.207%	9/15/58	275	290
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.692%	9/15/58	315	316
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-SG1	3.789%	9/15/48	600	630
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.560%	1/15/59	640	662
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C37	3.794%	12/15/49	230	242
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C38	3.453%	7/15/50	1,040	1,064
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-RC1	3.631%	1/15/60	410	425
[4,8] Wells Fargo Mortgage Backed
	Securities 2006-AR14 Trust	3.075%	10/25/36	261	244
[4,7] Wendys Funding LLC 2015-1A		3.371%	6/15/45	29	30
[4,7] Wendys Funding LLC 2015-1A		4.080%	6/15/45	393	400
[4,7] Wendys Funding LLC 2015-1A		4.497%	6/15/45	147	151
[7]	Westpac Banking Corp.	2.000%	3/3/20	745	743
[7]	Westpac Banking Corp.	2.250%	11/9/20	615	615
[4,7] WFLD 2014-MONT Mortgage Trust		3.880%	8/10/31	875	915
[4,7] WFRBS Commercial Mortgage
	Trust 2011-C3	4.375%	3/15/44	274	291
[4]	WFRBS Commercial Mortgage
	Trust 2012-C10	2.875%	12/15/45	265	268
[4]	WFRBS Commercial Mortgage
	Trust 2012-C7	3.431%	6/15/45	274	285
[4]	WFRBS Commercial Mortgage
	Trust 2012-C7	4.090%	6/15/45	135	142
[4]	WFRBS Commercial Mortgage
	Trust 2012-C8	3.001%	8/15/45	102	104
[4]	WFRBS Commercial Mortgage
	Trust 2012-C9	2.870%	11/15/45	587	598
[4]	WFRBS Commercial Mortgage
	Trust 2012-C9	3.388%	11/15/45	70	72
[4]	WFRBS Commercial Mortgage
	Trust 2013-C13	3.345%	5/15/45	50	51
[4]	WFRBS Commercial Mortgage
	Trust 2013-C15	3.720%	8/15/46	480	505
[4]	WFRBS Commercial Mortgage
	Trust 2013-C15	4.153%	8/15/46	355	382
[4]	WFRBS Commercial Mortgage
	Trust 2013-C16	4.415%	9/15/46	350	382

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	WFRBS Commercial Mortgage
	Trust 2013-C17	3.558%	12/15/46	85	89
[4]	WFRBS Commercial Mortgage
	Trust 2013-C17	4.023%	12/15/46	230	246
[4]	WFRBS Commercial Mortgage
	Trust 2013-C18	3.676%	12/15/46	160	168
[4]	WFRBS Commercial Mortgage
	Trust 2013-C18	4.162%	12/15/46	665	716
[4]	WFRBS Commercial Mortgage
	Trust 2013-C18	4.817%	12/15/46	140	153
[4]	WFRBS Commercial Mortgage
	Trust 2014-C19	3.829%	3/15/47	80	84
[4]	WFRBS Commercial Mortgage
	Trust 2014-C19	4.101%	3/15/47	530	568
[4]	WFRBS Commercial Mortgage
	Trust 2014-C20	3.995%	5/15/47	965	1,027
[4]	WFRBS Commercial Mortgage
	Trust 2014-C20	4.378%	5/15/47	280	294
[4]	WFRBS Commercial Mortgage
	Trust 2014-C20	4.513%	5/15/47	90	91
[4]	WFRBS Commercial Mortgage
	Trust 2014-C21	3.410%	8/15/47	30	31
[4]	WFRBS Commercial Mortgage
	Trust 2014-C21	3.678%	8/15/47	985	1,031
[4]	WFRBS Commercial Mortgage
	Trust 2014-C21	3.891%	8/15/47	170	175
[4]	WFRBS Commercial Mortgage
	Trust 2014-C21	4.234%	8/15/47	300	297
[4]	WFRBS Commercial Mortgage
	Trust 2014-C23	3.917%	10/15/57	340	361
[4]	WFRBS Commercial Mortgage
	Trust 2014-C24	3.607%	11/15/47	515	534
[4]	WFRBS Commercial Mortgage
	Trust 2014-LC14	3.766%	3/15/47	60	63
[4]	WFRBS Commercial Mortgage
	Trust 2014-LC14	4.045%	3/15/47	1,130	1,206
[4]	World Omni Auto Receivables
	Trust 2016-B	1.300%	2/15/22	375	372
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $248,348)					250,693
Corporate Bonds (53.4%)
Finance (25.8%)
	Banking (21.6%)
[7]	ABN AMRO Bank NV	1.800%	6/4/18	675	675
[7]	ABN AMRO Bank NV	2.500%	10/30/18	400	403
[9]	ABN AMRO Bank NV	3.250%	4/9/20	100	78
	American Express Centurion Bank	6.000%	9/13/17	1,650	1,664
	American Express Co.	6.150%	8/28/17	490	493
	American Express Co.	7.000%	3/19/18	463	480
	American Express Credit Corp.	1.875%	11/5/18	899	900
	American Express Credit Corp.	2.125%	3/18/19	236	237
	American Express Credit Corp.	1.875%	5/3/19	1,295	1,295
	American Express Credit Corp.	2.250%	8/15/19	602	607
	American Express Credit Corp.	1.700%	10/30/19	311	309
	American Express Credit Corp.	2.200%	3/3/20	1,395	1,403
	American Express Credit Corp.	2.375%	5/26/20	800	807
	American Express Credit Corp.	2.250%	5/5/21	643	641
	American Express Credit Corp.	2.700%	3/3/22	500	504
	American Express Credit Corp.	3.300%	5/3/27	440	441
[7]	ANZ New Zealand International Ltd.	1.750%	3/29/18	695	695
	Australia & New Zealand Banking
	Group Ltd.	1.450%	5/15/18	400	399
	Australia & New Zealand Banking
	Group Ltd.	2.000%	11/16/18	790	792
[9]	Australia & New Zealand Banking
	Group Ltd.	4.750%	8/6/19	94	75
	Australia & New Zealand Banking
	Group Ltd.	2.550%	11/23/21	745	744

[6,9] Australia & New Zealand Banking
	Group Ltd.	3.920%	6/19/23	70	54
[6,9] Australia & New Zealand Banking
	Group Ltd.	3.650%	6/25/24	200	156
[6,9] Australia & New Zealand Banking
	Group Ltd.	4.435%	5/17/26	350	279
	Bank of America Corp.	2.000%	1/11/18	783	784
	Bank of America Corp.	6.875%	4/25/18	1,077	1,121
	Bank of America Corp.	5.650%	5/1/18	391	403
	Bank of America Corp.	1.950%	5/12/18	700	701
	Bank of America Corp.	2.600%	1/15/19	2,875	2,899
	Bank of America Corp.	2.151%	11/9/20	83	83
[9]	Bank of America Corp.	3.300%	8/5/21	100	77
[4]	Bank of America Corp.	3.124%	1/20/23	1,440	1,457
[4]	Bank of America Corp.	2.881%	4/24/23	945	946
[4]	Bank of America Corp.	3.824%	1/20/28	1,175	1,196
	Bank of America NA	1.650%	3/26/18	1,685	1,686
	Bank of America NA	1.750%	6/5/18	1,160	1,162
[6,9] Bank of America NA		2.835%	11/5/18	600	464
	Bank of Montreal	1.300%	7/14/17	450	450
	Bank of Montreal	1.400%	9/11/17	510	510
	Bank of Montreal	1.450%	4/9/18	250	250
	Bank of Montreal	1.400%	4/10/18	700	699
	Bank of New York Mellon Corp.	2.100%	1/15/19	81	81
	Bank of New York Mellon Corp.	2.200%	5/15/19	1,060	1,065
	Bank of New York Mellon Corp.	2.300%	9/11/19	710	714
	Bank of New York Mellon Corp.	2.150%	2/24/20	500	502
	Bank of New York Mellon Corp.	2.600%	8/17/20	461	467
	Bank of New York Mellon Corp.	2.450%	11/27/20	425	428
	Bank of Nova Scotia	1.450%	4/25/18	425	425
	Bank of Nova Scotia	2.050%	6/5/19	220	221
	Bank of Nova Scotia	1.650%	6/14/19	615	612
	Bank of Nova Scotia	2.700%	3/7/22	700	705
[7]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.150%	9/14/18	800	802
[7]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/10/19	250	251
[7]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	1,385	1,373
[7]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	1,917	1,937
[7]	Banque Federative du Credit Mutuel SA	2.000%	4/12/19	570	570
[7]	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	1,275	1,294
[7]	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	425	425
	BB&T Corp.	2.050%	6/19/18	430	432
	BB&T Corp.	2.450%	1/15/20	1,115	1,127
	Bear Stearns Cos. LLC	6.400%	10/2/17	945	956
	Bear Stearns Cos. LLC	7.250%	2/1/18	710	732
	BNP Paribas SA	2.700%	8/20/18	1,898	1,919
	BPCE SA	1.613%	7/25/17	396	396
[9]	BPCE SA	4.500%	4/17/18	200	156
	BPCE SA	2.500%	12/10/18	880	885
[6,9] BPCE SA		3.045%	4/24/20	430	331
[9]	BPCE SA	3.500%	4/24/20	1,000	774
	BPCE SA	2.750%	12/2/21	255	257
	Branch Banking & Trust Co.	1.350%	10/1/17	720	720
	Branch Banking & Trust Co.	2.100%	1/15/20	500	502
	Branch Banking & Trust Co.	2.625%	1/15/22	1,950	1,966
[7]	Caisse Centrale Desjardins	1.750%	1/29/18	1,630	1,631
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	630	630
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	1,230	1,228
	Capital One Bank USA NA	2.150%	11/21/18	350	351
	Capital One Bank USA NA	2.250%	2/13/19	580	582
	Capital One Bank USA NA	2.300%	6/5/19	540	541
	Capital One Financial Corp.	2.450%	4/24/19	611	614
	Capital One Financial Corp.	3.050%	3/9/22	640	644
	Capital One NA	1.500%	9/5/17	430	430
	Capital One NA	1.650%	2/5/18	700	699
	Capital One NA	1.500%	3/22/18	1,405	1,403
	Citibank NA	2.100%	6/12/20	1,610	1,608
	Citigroup Inc.	1.850%	11/24/17	1,450	1,451
	Citigroup Inc.	1.800%	2/5/18	860	861
	Citigroup Inc.	1.700%	4/27/18	1,990	1,988
	Citigroup Inc.	1.750%	5/1/18	1,302	1,300

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Citigroup Inc.	2.150%	7/30/18	118	118
	Citigroup Inc.	2.500%	9/26/18	1,275	1,283
	Citigroup Inc.	2.550%	4/8/19	701	708
	Citigroup Inc.	2.500%	7/29/19	540	544
[6,9]	Citigroup Inc.	2.985%	8/7/19	600	463
	Citigroup Inc.	2.450%	1/10/20	635	638
	Citigroup Inc.	2.900%	12/8/21	1,010	1,019
	Citigroup Inc.	2.750%	4/25/22	2,455	2,450
	Citigroup Inc.	4.600%	3/9/26	118	124
[4,7,10] Colonial BancGroup Inc.		7.114%	5/29/49	560	—
	Commonwealth Bank of Australia	1.900%	9/18/17	470	471
	Commonwealth Bank of Australia	2.500%	9/20/18	1,380	1,392
[6,9]	Commonwealth Bank of Australia	2.530%	10/19/18	4,240	3,276
	Commonwealth Bank of Australia	1.750%	11/2/18	546	545
	Commonwealth Bank of Australia	2.250%	3/13/19	1,635	1,643
[6,9]	Commonwealth Bank of Australia	2.625%	4/24/19	480	371
[9]	Commonwealth Bank of Australia	4.250%	4/24/19	200	159
	Commonwealth Bank of Australia	2.300%	9/6/19	1,105	1,112
[9]	Commonwealth Bank of Australia	5.000%	9/24/19	191	154
[6,9]	Commonwealth Bank of Australia	2.615%	10/18/19	620	479
	Commonwealth Bank of Australia	2.300%	3/12/20	510	511
	Commonwealth Bank of Australia	2.400%	11/2/20	1,090	1,093
[7]	Commonwealth Bank of Australia	2.000%	9/6/21	165	162
[7]	Commonwealth Bank of Australia	2.750%	3/10/22	2,575	2,599
[6,9]	Commonwealth Bank of Australia	3.685%	11/5/24	1,400	1,092
[7]	Commonwealth Bank of Australia	4.500%	12/9/25	150	156
[6,9]	Commonwealth Bank of Australia	4.380%	6/3/26	700	557
	Compass Bank	2.875%	6/29/22	1,580	1,572
[9]	Cooperatieve Rabobank UA	7.250%	4/20/18	250	200
	Cooperatieve Rabobank UA	2.250%	1/14/19	2,020	2,032
	Cooperatieve Rabobank UA	2.250%	1/14/20	2,095	2,104
[6,9]	Cooperatieve Rabobank UA	3.230%	3/4/21	250	196
	Cooperatieve Rabobank UA	4.625%	12/1/23	250	270
[6,9]	Cooperatieve Rabobank UA	4.295%	7/2/25	400	313
[9]	Cooperatieve Rabobank UA	5.000%	7/2/25	300	237
[11]	Cooperatieve Rabobank UA	4.625%	5/23/29	425	632
	Credit Suisse AG	1.700%	4/27/18	1,405	1,404
	Credit Suisse AG	2.300%	5/28/19	990	997
[7]	Credit Suisse Group AG	3.574%	1/9/23	790	809
[7]	Credit Suisse Group AG	4.282%	1/9/28	350	361
	Credit Suisse Group Funding
	Guernsey Ltd.	2.750%	3/26/20	95	96
	Credit Suisse Group Funding
	Guernsey Ltd.	3.125%	12/10/20	585	593
[12]	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	9/15/22	365	379
[12]	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	6/9/23	1,320	1,343
[7]	Danske Bank A/S	2.750%	9/17/20	572	580
[7]	Danske Bank A/S	2.700%	3/2/22	160	161
	Deutsche Bank AG	1.875%	2/13/18	345	345
	Deutsche Bank AG	2.500%	2/13/19	176	177
[11]	Deutsche Bank AG	1.875%	2/28/20	800	1,047
	Discover Bank	2.600%	11/13/18	588	592
	Fifth Third Bank	2.150%	8/20/18	778	781
	Fifth Third Bank	2.300%	3/15/19	670	673
	Fifth Third Bank	2.375%	4/25/19	614	618
	Fifth Third Bank	1.625%	9/27/19	1,015	1,005
	Fifth Third Bank	2.250%	6/14/21	686	682
	First Republic Bank	2.375%	6/17/19	1,185	1,186
	First Republic Bank	2.500%	6/6/22	2,170	2,157
[6,9]	Goldman Sachs Group Inc.	3.685%	11/29/17	140	109
	Goldman Sachs Group Inc.	5.950%	1/18/18	2,670	2,730
	Goldman Sachs Group Inc.	2.375%	1/22/18	2,020	2,027
	Goldman Sachs Group Inc.	6.150%	4/1/18	862	890
	Goldman Sachs Group Inc.	2.900%	7/19/18	1,960	1,983
[6,9]	Goldman Sachs Group Inc.	3.435%	8/8/18	880	683
[9]	Goldman Sachs Group Inc.	5.000%	8/8/18	440	348
	Goldman Sachs Group Inc.	2.625%	1/31/19	1,550	1,566
[6,9]	Goldman Sachs Group Inc.	3.035%	8/21/19	400	310

[9]	Goldman Sachs Group Inc.	5.000%	8/21/19	1,230	987
	Goldman Sachs Group Inc.	2.550%	10/23/19	640	646
	Goldman Sachs Group Inc.	2.300%	12/13/19	2,970	2,976
	Goldman Sachs Group Inc.	5.375%	3/15/20	501	540
	Goldman Sachs Group Inc.	2.750%	9/15/20	1,703	1,722
	Goldman Sachs Group Inc.	2.600%	12/27/20	1,235	1,243
	Goldman Sachs Group Inc.	2.875%	2/25/21	1,736	1,751
	Goldman Sachs Group Inc.	2.625%	4/25/21	984	985
	Goldman Sachs Group Inc.	2.350%	11/15/21	1,100	1,087
	Goldman Sachs Group Inc.	5.750%	1/24/22	927	1,041
	Goldman Sachs Group Inc.	3.000%	4/26/22	2,505	2,524
[4]	Goldman Sachs Group Inc.	2.908%	6/5/23	2,805	2,794
[13]	Goldman Sachs Group Inc.	1.250%	5/1/25	1,164	1,312
[7]	HSBC Bank plc	1.500%	5/15/18	535	534
	HSBC Holdings plc	3.400%	3/8/21	1,485	1,527
	HSBC Holdings plc	2.950%	5/25/21	1,905	1,930
	HSBC Holdings plc	2.650%	1/5/22	2,455	2,446
[4]	HSBC Holdings plc	3.262%	3/13/23	4,765	4,851
	HSBC Holdings plc	3.600%	5/25/23	430	444
[13]	HSBC Holdings plc	3.000%	6/30/25	200	250
[13]	HSBC Holdings plc	3.125%	6/7/28	400	496
[4]	HSBC Holdings plc	6.000%	11/22/65	465	481
	HSBC USA Inc.	1.625%	1/16/18	1,355	1,355
	HSBC USA Inc.	2.625%	9/24/18	865	873
	HSBC USA Inc.	2.375%	11/13/19	1,170	1,177
	HSBC USA Inc.	2.350%	3/5/20	1,231	1,237
	Huntington Bancshares Inc.	2.600%	8/2/18	810	816
	Huntington National Bank	2.000%	6/30/18	1,280	1,285
	Huntington National Bank	2.200%	11/6/18	525	526
	Huntington National Bank	2.375%	3/10/20	1,325	1,331
	Huntington National Bank	2.875%	8/20/20	819	833
[7]	ING Bank NV	1.800%	3/16/18	203	203
[7]	ING Bank NV	2.500%	10/1/19	400	403
[7]	ING Bank NV	2.450%	3/16/20	570	573
[7]	ING Bank NV	2.700%	8/17/20	93	94
	ING Groep NV	3.150%	3/29/22	460	468
	Intesa Sanpaolo SPA	3.875%	1/16/18	556	561
	JPMorgan Chase & Co.	1.800%	1/25/18	470	471
	JPMorgan Chase & Co.	1.700%	3/1/18	2,277	2,277
	JPMorgan Chase & Co.	1.625%	5/15/18	63	63
	JPMorgan Chase & Co.	2.350%	1/28/19	1,550	1,562
	JPMorgan Chase & Co.	2.200%	10/22/19	1,449	1,453
[6,9] JPMorgan Chase & Co.		2.825%	12/9/19	170	132
	JPMorgan Chase & Co.	2.250%	1/23/20	1,692	1,696
	JPMorgan Chase & Co.	2.750%	6/23/20	2,870	2,912
	JPMorgan Chase & Co.	4.250%	10/15/20	639	677
	JPMorgan Chase & Co.	2.550%	10/29/20	1,977	1,993
	JPMorgan Chase & Co.	2.550%	3/1/21	495	497
	JPMorgan Chase & Co.	2.295%	8/15/21	1,195	1,188
	JPMorgan Chase & Co.	2.972%	1/15/23	1,884	1,901
[4]	JPMorgan Chase & Co.	2.776%	4/25/23	1,910	1,910
	JPMorgan Chase & Co.	2.700%	5/18/23	409	404
[4]	JPMorgan Chase & Co.	3.220%	3/1/25	1,095	1,094
[4]	JPMorgan Chase & Co.	3.782%	2/1/28	580	592
[4]	JPMorgan Chase & Co.	3.540%	5/1/28	830	835
	JPMorgan Chase Bank NA	6.000%	7/5/17	215	215
	JPMorgan Chase Bank NA	6.000%	10/1/17	775	783
	KeyBank NA	1.650%	2/1/18	136	136
	KeyBank NA	1.700%	6/1/18	250	250
	KeyBank NA	2.350%	3/8/19	1,246	1,254
	KeyBank NA	2.500%	11/22/21	250	251
[9]	Lloyds Bank plc	3.250%	4/1/20	600	465
	Lloyds Banking Group plc	3.750%	1/11/27	825	830
[7]	Macquarie Bank Ltd.	1.600%	10/27/17	1,400	1,398
[6,9] Macquarie Bank Ltd.		2.795%	10/26/18	390	301
[7]	Macquarie Bank Ltd.	2.400%	1/21/20	865	867
[7]	Macquarie Bank Ltd.	4.875%	6/10/25	100	105
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	925	944
	Manufacturers & Traders Trust Co.	1.450%	3/7/18	855	853
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	970	977

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6]	Manufacturers & Traders Trust Co.	1.842%	12/1/21	245	240
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	675	672
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	1,200	1,217
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	165	163
	Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	80	81
[7]	Mitsubishi UFJ Trust & Banking Corp.	1.600%	10/16/17	710	709
[7]	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	1,055	1,060
[7]	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	760	764
	Mizuho Financial Group Inc.	2.953%	2/28/22	815	818
	Morgan Stanley	5.950%	12/28/17	1,179	1,203
	Morgan Stanley	1.875%	1/5/18	1,495	1,497
	Morgan Stanley	6.625%	4/1/18	529	547
	Morgan Stanley	2.125%	4/25/18	740	742
	Morgan Stanley	2.500%	1/24/19	1,090	1,098
	Morgan Stanley	2.450%	2/1/19	872	877
	Morgan Stanley	2.375%	7/23/19	988	995
	Morgan Stanley	5.625%	9/23/19	182	195
	Morgan Stanley	5.500%	1/26/20	364	393
	Morgan Stanley	2.650%	1/27/20	1,122	1,133
	Morgan Stanley	2.800%	6/16/20	489	496
	Morgan Stanley	2.500%	4/21/21	1,133	1,127
	Morgan Stanley	2.625%	11/17/21	2,650	2,643
	Morgan Stanley	2.750%	5/19/22	2,285	2,279
[6]	Morgan Stanley	2.373%	5/8/24	800	802
	Morgan Stanley	3.875%	1/27/26	1,140	1,172
	Morgan Stanley	3.625%	1/20/27	410	411
[13]	Morgan Stanley	1.875%	4/27/27	602	688
	MUFG Americas Holdings Corp.	1.625%	2/9/18	300	300
	MUFG Americas Holdings Corp.	2.250%	2/10/20	700	699
	MUFG Union Bank NA	2.625%	9/26/18	945	952
	MUFG Union Bank NA	2.250%	5/6/19	580	582
	National Australia Bank Ltd.	2.300%	7/25/18	500	503
[6,9] National Australia Bank Ltd.		2.615%	11/8/18	2,434	1,883
	National Australia Bank Ltd.	2.000%	1/14/19	556	557
[9]	National Australia Bank Ltd.	3.520%	6/28/19	107	84
	National Australia Bank Ltd.	1.375%	7/12/19	500	494
[9]	National Australia Bank Ltd.	4.750%	9/10/19	98	79
[6,9] National Australia Bank Ltd.		2.555%	11/27/19	885	683
	National Australia Bank Ltd.	2.250%	1/10/20	820	819
	National Australia Bank Ltd.	1.875%	7/12/21	400	391
	National Australia Bank Ltd.	2.800%	1/10/22	725	734
	National Australia Bank Ltd.	2.500%	5/22/22	1,105	1,099
	National Bank of Canada	2.100%	12/14/18	675	678
	National Bank of Canada	2.150%	6/12/20	1,770	1,768
	National City Corp.	6.875%	5/15/19	190	206
[7]	Nordea Bank AB	1.625%	9/30/19	495	491
[7]	Nordea Bank AB	2.500%	9/17/20	307	309
	PNC Bank NA	4.875%	9/21/17	565	569
	PNC Bank NA	6.000%	12/7/17	115	117
	PNC Bank NA	1.500%	2/23/18	1,300	1,299
	PNC Bank NA	6.875%	4/1/18	100	104
	PNC Bank NA	1.600%	6/1/18	1,900	1,901
	PNC Bank NA	1.850%	7/20/18	740	740
	PNC Bank NA	1.800%	11/5/18	1,122	1,123
	PNC Bank NA	2.200%	1/28/19	1,185	1,191
	PNC Bank NA	2.250%	7/2/19	1,010	1,016
	PNC Bank NA	2.400%	10/18/19	1,791	1,807
	PNC Bank NA	2.300%	6/1/20	364	366
	PNC Bank NA	2.600%	7/21/20	1,135	1,149
	PNC Bank NA	2.450%	11/5/20	439	442
	PNC Bank NA	2.150%	4/29/21	352	348
	PNC Bank NA	2.550%	12/9/21	1,035	1,039
	PNC Bank NA	2.625%	2/17/22	2,890	2,907
	PNC Funding Corp.	5.125%	2/8/20	180	194
	Regions Bank	7.500%	5/15/18	250	262
	Royal Bank of Canada	1.500%	1/16/18	95	95
	Royal Bank of Canada	2.200%	7/27/18	600	604
	Royal Bank of Canada	1.800%	7/30/18	439	440
	Royal Bank of Canada	2.000%	12/10/18	530	533
	Royal Bank of Canada	2.150%	3/15/19	825	830

	Royal Bank of Canada	1.500%	7/29/19	1,420	1,410
	Royal Bank of Canada	2.125%	3/2/20	3,550	3,560
	Royal Bank of Canada	2.350%	10/30/20	187	188
	Royal Bank of Canada	4.650%	1/27/26	85	91
[4]	Royal Bank of Scotland Group plc	3.498%	5/15/23	640	643
	Santander Bank NA	8.750%	5/30/18	795	843
	Santander Holdings USA Inc.	2.700%	5/24/19	950	957
[7]	Santander Holdings USA Inc.	3.700%	3/28/22	730	735
	Santander UK Group Holdings plc	3.571%	1/10/23	1,100	1,119
	Santander UK plc	1.650%	9/29/17	125	125
	Santander UK plc	3.050%	8/23/18	1,130	1,145
	Santander UK plc	2.000%	8/24/18	386	386
	Santander UK plc	2.500%	3/14/19	1,510	1,523
	Santander UK plc	2.350%	9/10/19	1,599	1,606
[7]	Skandinaviska Enskilda Banken AB	1.750%	3/19/18	450	450
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	250	252
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	875	857
[4]	Skandinaviska Enskilda Banken AB	5.750%	12/31/49	365	374
	Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	705	709
[6,9] Sumitomo Mitsui Banking Corp.		2.805%	4/7/20	220	170
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	170	173
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	182	179
[6,9] Sumitomo Mitsui Financial Group Inc.		2.975%	3/29/22	1,390	1,067
[9]	Sumitomo Mitsui Financial Group Inc.	3.662%	3/29/22	500	388
	SunTrust Bank	2.250%	1/31/20	815	816
	SunTrust Banks Inc.	6.000%	9/11/17	205	207
	SunTrust Banks Inc.	2.900%	3/3/21	580	588
	Svenska Handelsbanken AB	2.500%	1/25/19	548	553
[6,9] Svenska Handelsbanken AB		2.725%	4/10/19	200	154
[9]	Svenska Handelsbanken AB	4.500%	4/10/19	610	484
	Svenska Handelsbanken AB	1.500%	9/6/19	585	579
[6,9] Svenska Handelsbanken AB		3.230%	3/2/21	600	470
	Svenska Handelsbanken AB	2.450%	3/30/21	1,800	1,806
	Svenska Handelsbanken AB	1.875%	9/7/21	855	836
[6,9] Swedbank AB		2.915%	2/17/22	400	310
[7]	Swedbank AB	2.800%	3/14/22	1,295	1,311
	Synchrony Bank	3.000%	6/15/22	840	834
	Synchrony Financial	3.000%	8/15/19	2,298	2,326
	Synchrony Financial	2.700%	2/3/20	912	915
	Synchrony Financial	4.250%	8/15/24	140	143
	Synchrony Financial	4.500%	7/23/25	195	199
	Synchrony Financial	3.700%	8/4/26	761	734
	Toronto-Dominion Bank	2.125%	7/2/19	1,560	1,568
	Toronto-Dominion Bank	1.450%	8/13/19	500	495
	Toronto-Dominion Bank	2.250%	11/5/19	1,015	1,023
	Toronto-Dominion Bank	2.500%	12/14/20	565	572
	UBS AG	1.800%	3/26/18	1,895	1,898
	UBS AG	2.375%	8/14/19	282	284
[7]	UBS AG	2.200%	6/8/20	2,140	2,138
[7]	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	1,005	1,025
[7]	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	450	457
[7]	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	1,151	1,142
[7]	UBS Group Funding Switzerland AG	3.491%	5/23/23	595	609
	US Bank NA	1.350%	1/26/18	502	502
	US Bank NA	2.125%	10/28/19	508	511
	Wachovia Corp.	5.750%	2/1/18	1,316	1,347
[10]	Washington Mutual Bank /
	Debt not acquired by JPMorgan	6.875%	6/15/11	517	—
	Wells Fargo & Co.	5.625%	12/11/17	480	488
	Wells Fargo & Co.	1.500%	1/16/18	980	980
[9]	Wells Fargo & Co.	4.250%	1/25/18	120	93
[9]	Wells Fargo & Co.	4.000%	8/8/19	600	473
	Wells Fargo & Co.	2.600%	7/22/20	680	690
	Wells Fargo & Co.	2.100%	7/26/21	445	438
[9]	Wells Fargo & Co.	3.000%	7/27/21	1,150	876
[6,9] Wells Fargo & Co.		2.845%	4/27/22	560	430
[9]	Wells Fargo & Co.	3.250%	4/27/22	740	566
	Wells Fargo & Co.	3.069%	1/24/23	365	369
[4]	Wells Fargo & Co.	3.584%	5/22/28	285	288
	Wells Fargo Bank NA	6.000%	11/15/17	1,413	1,436

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Wells Fargo Bank NA	1.800%	11/28/18	620	620
	Wells Fargo Bank NA	1.750%	5/24/19	1,778	1,774
	Wells Fargo Bank NA	2.150%	12/6/19	2,060	2,068
	Westpac Banking Corp.	1.500%	12/1/17	1,175	1,175
	Westpac Banking Corp.	1.600%	1/12/18	1,025	1,025
	Westpac Banking Corp.	2.250%	7/30/18	500	502
	Westpac Banking Corp.	1.950%	11/23/18	485	485
	Westpac Banking Corp.	2.250%	1/17/19	1,040	1,045
	Westpac Banking Corp.	1.600%	8/19/19	965	956
	Westpac Banking Corp.	4.875%	11/19/19	845	900
[6,9] Westpac Banking Corp.		2.645%	1/22/20	200	155
	Westpac Banking Corp.	2.300%	5/26/20	70	70
	Westpac Banking Corp.	2.600%	11/23/20	1,505	1,522
	Westpac Banking Corp.	2.100%	5/13/21	1,276	1,263
[6,9] Westpac Banking Corp.		2.900%	6/3/21	400	311
	Westpac Banking Corp.	2.000%	8/19/21	1,900	1,872
[6,9] Westpac Banking Corp.		3.770%	3/14/24	1,800	1,401
[6,9] Westpac Banking Corp.		4.820%	3/10/26	500	403
	Westpac Banking Corp.	3.350%	3/8/27	390	391
[4]	Westpac Banking Corp.	4.322%	11/23/31	965	987
[7]	Woori Bank	5.250%	11/16/65	210	213

	Brokerage (0.2%)
	Charles Schwab Corp.	6.375%	9/1/17	140	141
	Charles Schwab Corp.	1.500%	3/10/18	465	465
	Franklin Resources Inc.	1.375%	9/15/17	380	380
	Jefferies Group LLC	5.125%	4/13/18	365	374
	Legg Mason Inc.	2.700%	7/15/19	140	141
[10]	Lehman Brothers Holdings E-Capital
	Trust I	3.589%	8/19/65	210	—
	Nomura Holdings Inc.	2.750%	3/19/19	620	625
	NYSE Euronext	2.000%	10/5/17	418	419
	Stifel Financial Corp.	3.500%	12/1/20	620	631
	Stifel Financial Corp.	4.250%	7/18/24	75	76
	TD Ameritrade Holding Corp.	2.950%	4/1/22	415	423

	Finance Companies (0.5%)
	AerCap Ireland Capital DAC /
	AerCap Global Aviation Trust	3.750%	5/15/19	315	324
	AerCap Ireland Capital DAC /
	AerCap Global Aviation Trust	4.250%	7/1/20	165	173
	AerCap Ireland Capital DAC /
	AerCap Global Aviation Trust	4.625%	10/30/20	450	477
	AerCap Ireland Capital DAC /
	AerCap Global Aviation Trust	4.500%	5/15/21	1,345	1,427
	AerCap Ireland Capital DAC /
	AerCap Global Aviation Trust	3.950%	2/1/22	635	662
	Air Lease Corp.	3.375%	1/15/19	755	769
	Air Lease Corp.	4.250%	9/15/24	80	84
	GE Capital International Funding Co.	2.342%	11/15/20	2,724	2,747
	International Lease Finance Corp.	3.875%	4/15/18	35	35
	International Lease Finance Corp.	4.625%	4/15/21	235	250
[7]	SMBC Aviation Capital Finance DAC	2.650%	7/15/21	645	633

	Insurance (2.2%)
	Aetna Inc.	1.700%	6/7/18	435	435
	Aetna Inc.	2.800%	6/15/23	235	234
	Aflac Inc.	3.625%	6/15/23	140	147
[7]	AIG Global Funding	2.150%	7/2/20	365	364
[7]	AIG Global Funding	2.700%	12/15/21	315	317
	Alleghany Corp.	5.625%	9/15/20	210	230
[4,13] Allianz SE		2.241%	7/7/45	300	344
[4,13] Allianz SE		3.375%	9/29/49	800	977
	Alterra Finance LLC	6.250%	9/30/20	235	261
	American Financial Group Inc.	9.875%	6/15/19	770	880
	American International Group Inc.	2.300%	7/16/19	142	143
	American International Group Inc.	4.125%	2/15/24	150	158
	American International Group Inc.	3.750%	7/10/25	200	205
	Anthem Inc.	1.875%	1/15/18	465	466
[13]	Aon plc	2.875%	5/14/26	456	570

	Aon plc	4.750%	5/15/45	140	151
[4,13] Aquarius and Investments plc
	for Zurich Insurance Co. Ltd.	4.250%	10/2/43	115	151
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	625	687
	Assurant Inc.	2.500%	3/15/18	700	702
	AXIS Specialty Finance LLC	5.875%	6/1/20	300	328
	AXIS Specialty Finance plc	2.650%	4/1/19	350	352
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	600	621
	Berkshire Hathaway Finance Corp.	1.300%	8/15/19	880	872
	Berkshire Hathaway Inc.	2.100%	8/14/19	125	126
	Berkshire Hathaway Inc.	2.750%	3/15/23	1,435	1,454
[7]	Brighthouse Financial Inc.	3.700%	6/22/27	420	416
[7]	Brighthouse Financial Inc.	4.700%	6/22/47	205	202
	Chubb INA Holdings Inc.	2.875%	11/3/22	250	254
	Chubb INA Holdings Inc.	2.700%	3/13/23	140	140
	CNA Financial Corp.	7.350%	11/15/19	100	112
[4,13] Delta Lloyd NV		4.375%	12/31/49	275	327
[4,13] Demeter Investments BV
	for Zurich Insurance Co. Ltd.	3.500%	10/1/46	744	931
	Enstar Group Ltd.	4.500%	3/10/22	685	706
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	125	126
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	340	342
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	80	87
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	920	931
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	50	53
[7]	MassMutual Global Funding II	2.100%	8/2/18	300	301
[7]	MassMutual Global Funding II	2.500%	10/17/22	365	363
[7]	MassMutual Global Funding II	2.750%	6/22/24	1,300	1,289
	MetLife Inc.	1.756%	12/15/17	300	300
	MetLife Inc.	6.817%	8/15/18	315	332
	MetLife Inc.	7.717%	2/15/19	220	240
[4]	MetLife Inc.	5.250%	12/29/49	165	172
[7]	Metropolitan Life Global Funding I	1.500%	1/10/18	650	649
[9]	Metropolitan Life Global Funding I	4.500%	10/10/18	1,140	898
[7]	Metropolitan Life Global Funding I	2.300%	4/10/19	275	277
[7]	Metropolitan Life Global Funding I	1.550%	9/13/19	450	446
[7]	Metropolitan Life Global Funding I	1.950%	9/15/21	465	455
[7]	Metropolitan Life Global Funding I	3.000%	1/10/23	300	304
[7]	New York Life Global Funding	1.950%	2/11/20	430	429
[7]	New York Life Global Funding	2.900%	1/17/24	205	207
[11]	PGH Capital plc	5.750%	7/7/21	200	294
[11]	Phoenix Group Holdings	4.125%	7/20/22	959	1,293
[7]	Pricoa Global Funding I	2.550%	11/24/20	235	237
[7]	Pricoa Global Funding I	2.200%	6/3/21	260	257
[7]	Principal Life Global Funding II	2.200%	4/8/20	685	685
	Prudential Financial Inc.	7.375%	6/15/19	255	281
	Prudential Financial Inc.	4.500%	11/16/21	300	325
[4]	Prudential Financial Inc.	5.375%	5/15/45	290	312
	Reinsurance Group of America Inc.	6.450%	11/15/19	505	552
	Reinsurance Group of America Inc.	3.950%	9/15/26	620	630
[7]	Reliance Standard Life Global
	Funding II	2.150%	10/15/18	680	681
[7]	Reliance Standard Life Global
	Funding II	2.500%	1/15/20	1,255	1,257
[7]	Reliance Standard Life Global
	Funding II	2.375%	5/4/20	430	427
[7]	Reliance Standard Life Global
	Funding II	3.050%	1/20/21	205	207
[7]	Sammons Financial Group Inc.	4.450%	5/12/27	245	249
[7]	Swiss Re Treasury US Corp.	2.875%	12/6/22	230	230
[7]	TIAA Asset Management Finance Co.
	LLC	2.950%	11/1/19	1,463	1,482
	Torchmark Corp.	9.250%	6/15/19	170	192
	Travelers Cos. Inc.	5.800%	5/15/18	55	57
	Travelers Cos. Inc.	5.900%	6/2/19	70	75
	Travelers Cos. Inc.	3.900%	11/1/20	105	111
	UnitedHealth Group Inc.	1.900%	7/16/18	480	482
	UnitedHealth Group Inc.	2.700%	7/15/20	350	357
[4,13] XLIT Ltd.		3.250%	6/29/47	200	226

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Real Estate Investment Trusts (1.3%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	715	720
	Boston Properties LP	3.700%	11/15/18	100	102
	Boston Properties LP	5.875%	10/15/19	781	837
	Brandywine Operating Partnership LP	4.950%	4/15/18	475	485
	Brandywine Operating Partnership LP	3.950%	2/15/23	314	314
	Brandywine Operating Partnership LP	4.100%	10/1/24	185	185
	Brixmor Operating Partnership LP	3.650%	6/15/24	670	660
	Brixmor Operating Partnership LP	3.850%	2/1/25	146	144
	Brixmor Operating Partnership LP	4.125%	6/15/26	725	723
	Brixmor Operating Partnership LP	3.900%	3/15/27	470	459
	Camden Property Trust	4.875%	6/15/23	50	54
	Camden Property Trust	4.250%	1/15/24	150	157
	Camden Property Trust	3.500%	9/15/24	45	45
	CubeSmart LP	4.375%	12/15/23	240	254
	DDR Corp.	4.750%	4/15/18	725	740
	DDR Corp.	7.875%	9/1/20	170	194
	DDR Corp.	3.625%	2/1/25	65	62
	DDR Corp.	4.250%	2/1/26	390	378
	DDR Corp.	4.700%	6/1/27	350	350
[9]	DEXUS Finance Pty Ltd.	4.200%	11/9/22	200	157
	Digital Realty Trust LP	3.400%	10/1/20	706	725
	Digital Realty Trust LP	3.950%	7/1/22	840	879
	Duke Realty LP	3.250%	6/30/26	107	105
	ERP Operating LP	2.375%	7/1/19	125	126
	ERP Operating LP	4.750%	7/15/20	53	57
	Federal Realty Investment Trust	2.550%	1/15/21	232	232
[9]	General Property Trust	4.500%	9/11/20	90	72
[7]	Goodman Australia Industrial Fund	3.400%	9/30/26	410	402
[9]	GPT Wholesale Office Fund No. 1	4.000%	5/18/22	50	39
	HCP Inc.	2.625%	2/1/20	295	297
	HCP Inc.	4.250%	11/15/23	180	189
	HCP Inc.	4.200%	3/1/24	195	202
	HCP Inc.	3.400%	2/1/25	365	358
	HCP Inc.	4.000%	6/1/25	210	214
	Healthcare Trust of America
	Holdings LP	2.950%	7/1/22	365	364
	Healthcare Trust of America
	Holdings LP	3.700%	4/15/23	320	326
	Healthcare Trust of America
	Holdings LP	3.500%	8/1/26	250	244
	Kilroy Realty LP	4.800%	7/15/18	435	445
	Liberty Property LP	4.750%	10/1/20	260	275
	Liberty Property LP	3.750%	4/1/25	85	86
	Realty Income Corp.	2.000%	1/31/18	130	130
	Realty Income Corp.	5.750%	1/15/21	95	104
	Realty Income Corp.	4.125%	10/15/26	455	470
[7]	Scentre Group Trust 1 /
	Scentre Group Trust 2	3.750%	3/23/27	690	696
[9]	Scentre Group Trust 2	5.000%	10/23/19	200	160
	Senior Housing Properties Trust	3.250%	5/1/19	850	858
	Simon Property Group LP	2.500%	9/1/20	269	270
	Simon Property Group LP	4.375%	3/1/21	175	186
	Simon Property Group LP	2.350%	1/30/22	295	292
	UDR Inc.	3.500%	7/1/27	145	143
	Ventas Realty LP	3.125%	6/15/23	111	110
	Ventas Realty LP	3.500%	2/1/25	165	164
	Ventas Realty LP	3.850%	4/1/27	240	241
	Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	560	561
	VEREIT Operating Partnership LP	3.000%	2/6/19	505	511
	Welltower Inc.	4.700%	9/15/17	365	367
	Welltower Inc.	2.250%	3/15/18	385	386
	Welltower Inc.	4.125%	4/1/19	1,137	1,173
	Welltower Inc.	4.000%	6/1/25	170	176
					393,634
Industrial (24.6%)
	Basic Industry (1.1%)
	Agrium Inc.	6.750%	1/15/19	1,087	1,158
[7]	Air Liquide Finance SA	1.375%	9/27/19	555	548
[7]	Air Liquide Finance SA	1.750%	9/27/21	830	808

	Air Products & Chemicals Inc.	1.200%	10/15/17	275	275
	Air Products & Chemicals Inc.	4.375%	8/21/19	170	179
	Airgas Inc.	1.650%	2/15/18	555	555
	Airgas Inc.	2.375%	2/15/20	240	241
	Airgas Inc.	3.050%	8/1/20	300	304
[9]	BHP Billiton Finance Ltd.	3.750%	10/18/17	340	263
	CF Industries Inc.	6.875%	5/1/18	640	662
[7]	CF Industries Inc.	3.400%	12/1/21	230	232
	CF Industries Inc.	3.450%	6/1/23	155	148
	EI du Pont de Nemours & Co.	6.000%	7/15/18	658	687
	EI du Pont de Nemours & Co.	4.625%	1/15/20	270	286
	EI du Pont de Nemours & Co.	2.200%	5/1/20	1,860	1,867
[9]	Glencore Australia Holdings Pty Ltd.	4.500%	9/19/19	100	79
	Goldcorp Inc.	2.125%	3/15/18	360	360
	International Paper Co.	7.950%	6/15/18	125	132
	LyondellBasell Industries NV	5.000%	4/15/19	120	125
	Monsanto Co.	5.125%	4/15/18	535	546
	Monsanto Co.	1.850%	11/15/18	75	75
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	693	698
	Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	275	292
	PPG Industries Inc.	2.300%	11/15/19	680	684
	Praxair Inc.	4.500%	8/15/19	710	749
	Praxair Inc.	4.050%	3/15/21	165	175
	Sherwin-Williams Co.	2.250%	5/15/20	850	852
	Sherwin-Williams Co.	2.750%	6/1/22	535	534
	Vale Overseas Ltd.	5.625%	9/15/19	230	244
	Vale Overseas Ltd.	5.875%	6/10/21	1,170	1,256
	WestRock MWV LLC	7.375%	9/1/19	590	652
	WestRock RKT Co.	4.450%	3/1/19	25	26
	WestRock RKT Co.	4.000%	3/1/23	505	529

	Capital Goods (2.5%)
	Acuity Brands Lighting Inc.	6.000%	12/15/19	200	217
	Caterpillar Financial Services Corp.	7.150%	2/15/19	1,135	1,228
	Caterpillar Financial Services Corp.	1.900%	3/22/19	300	301
	Caterpillar Financial Services Corp.	1.350%	5/18/19	810	802
	Caterpillar Financial Services Corp.	2.100%	1/10/20	820	822
	Caterpillar Financial Services Corp.	1.700%	8/9/21	1,000	977
	Caterpillar Financial Services Corp.	1.931%	10/1/21	2,387	2,346
	Caterpillar Financial Services Corp.	2.400%	6/6/22	620	617
	Caterpillar Financial Services Corp.	3.300%	6/9/24	545	562
	Caterpillar Inc.	7.900%	12/15/18	1,460	1,587
	Embraer Netherlands Finance BV	5.400%	2/1/27	275	287
[7]	Embraer Overseas Ltd.	5.696%	9/16/23	98	106
	General Electric Capital Corp.	5.625%	5/1/18	145	150
	General Electric Capital Corp.	6.000%	8/7/19	731	794
	General Electric Capital Corp.	2.200%	1/9/20	736	743
	General Electric Capital Corp.	5.550%	5/4/20	1,357	1,491
	General Electric Capital Corp.	4.375%	9/16/20	750	806
	General Electric Capital Corp.	4.625%	1/7/21	1,877	2,044
	General Electric Capital Corp.	5.300%	2/11/21	163	180
	General Electric Capital Corp.	4.650%	10/17/21	470	518
[13]	General Electric Co.	2.125%	5/17/37	1,085	1,212
[7]	General Electric Co. /
	LJ VP Holdings LLC	3.800%	6/18/19	555	576
	Illinois Tool Works Inc.	3.375%	9/15/21	425	443
	Illinois Tool Works Inc.	2.650%	11/15/26	1,015	991
	John Deere Capital Corp.	5.750%	9/10/18	680	712
	John Deere Capital Corp.	1.250%	10/9/19	450	443
	John Deere Capital Corp.	1.950%	6/22/20	610	611
	John Deere Capital Corp.	2.375%	7/14/20	1,245	1,260
	John Deere Capital Corp.	2.450%	9/11/20	1,075	1,085
	John Deere Capital Corp.	2.550%	1/8/21	360	364
	John Deere Capital Corp.	2.800%	3/4/21	815	831
	John Deere Capital Corp.	3.900%	7/12/21	240	255
[9]	John Deere Financial Ltd.	3.500%	12/18/19	890	695
	Komatsu Mining Corp.	5.125%	10/15/21	2,140	2,370
[11]	Leonardo SPA	8.000%	12/16/19	380	575
[13]	Leonardo SPA	4.500%	1/19/21	200	258
[13]	Leonardo SPA	5.250%	1/21/22	50	68

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Masco Corp.	7.125%	3/15/20	158	177
	Parker-Hannifin Corp.	5.500%	5/15/18	85	88
[7,13] Parker-Hannifin Corp.		1.125%	3/1/25	300	341
	Precision Castparts Corp.	2.500%	1/15/23	645	642
	Precision Castparts Corp.	3.250%	6/15/25	500	511
	Raytheon Co.	4.400%	2/15/20	55	58
	Raytheon Co.	3.125%	10/15/20	222	230
	Rockwell Automation Inc.	5.650%	12/1/17	115	117
	Roper Technologies Inc.	2.050%	10/1/18	332	333
	Roper Technologies Inc.	2.800%	12/15/21	315	317
	Roper Technologies Inc.	3.850%	12/15/25	300	309
[7]	Siemens Financieringsmaatschappij NV	2.200%	3/16/20	2,045	2,059
[7]	Siemens Financieringsmaatschappij NV	2.700%	3/16/22	1,245	1,261
	Textron Inc.	7.250%	10/1/19	250	277
	Textron Inc.	3.875%	3/1/25	240	246
	United Rentals North America Inc.	4.625%	7/15/23	1,120	1,162
	United Rentals North America Inc.	5.875%	9/15/26	165	176
	United Rentals North America Inc.	5.500%	5/15/27	235	242

	Communication (2.8%)
	21st Century Fox America Inc.	7.250%	5/18/18	175	183
	Activision Blizzard Inc.	2.300%	9/15/21	350	347
	Activision Blizzard Inc.	2.600%	6/15/22	600	598
[7]	Activision Blizzard Inc.	6.125%	9/15/23	520	562
	America Movil SAB de CV	5.625%	11/15/17	805	816
	America Movil SAB de CV	5.000%	10/16/19	500	533
	America Movil SAB de CV	5.000%	3/30/20	1,610	1,726
	American Tower Corp.	4.500%	1/15/18	510	517
[13]	American Tower Corp.	1.375%	4/4/25	371	417
	AT&T Inc.	1.400%	12/1/17	600	600
	AT&T Inc.	5.500%	2/1/18	309	316
	AT&T Inc.	5.600%	5/15/18	175	181
	AT&T Inc.	5.800%	2/15/19	780	827
	AT&T Inc.	5.875%	10/1/19	1,370	1,483
	AT&T Inc.	5.200%	3/15/20	495	532
	AT&T Inc.	4.600%	2/15/21	100	107
	AT&T Inc.	3.200%	3/1/22	340	344
	AT&T Inc.	3.000%	6/30/22	400	400
	AT&T Inc.	4.450%	4/1/24	200	211
[11]	AT&T Inc.	3.550%	9/14/37	285	359
	CBS Corp.	4.625%	5/15/18	60	61
	CBS Corp.	2.300%	8/15/19	20	20
[12]	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	3.579%	7/23/20	2,100	2,169
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	4.464%	7/23/22	250	267
	Comcast Corp.	5.875%	2/15/18	410	421
	Comcast Corp.	3.375%	8/15/25	315	323
	Crown Castle International Corp.	3.400%	2/15/21	1,000	1,027
	Crown Castle International Corp.	2.250%	9/1/21	200	197
	Crown Castle International Corp.	4.875%	4/15/22	200	219
	Crown Castle International Corp.	4.450%	2/15/26	400	424
	Deutsche Telekom International
	Finance BV	6.750%	8/20/18	275	290
	Deutsche Telekom International
	Finance BV	6.000%	7/8/19	175	189
	Discovery Communications LLC	3.300%	5/15/22	250	251
	Discovery Communications LLC	3.800%	3/13/24	245	248
	Electronic Arts Inc.	3.700%	3/1/21	350	362
	Grupo Televisa SAB	6.000%	5/15/18	250	258
	Grupo Televisa SAB	6.625%	3/18/25	100	118
	GTE Corp.	6.840%	4/15/18	60	62
	Interpublic Group of Cos. Inc.	2.250%	11/15/17	78	78
	Moody’s Corp.	2.750%	7/15/19	225	228
	Moody’s Corp.	5.500%	9/1/20	220	241
[7]	NBCUniversal Enterprise Inc.	1.974%	4/15/19	1,610	1,615
	NBCUniversal Media LLC	4.375%	4/1/21	585	630
	NBCUniversal Media LLC	2.875%	1/15/23	1,050	1,065

	Omnicom Group Inc.	6.250%	7/15/19	125	135
	Orange SA	2.750%	2/6/19	720	728
	Orange SA	1.625%	11/3/19	1,200	1,189
	Qwest Corp.	6.750%	12/1/21	120	133
	Scripps Networks Interactive Inc.	2.800%	6/15/20	700	707
[7]	SES Global Americas Holdings GP	2.500%	3/25/19	1,295	1,293
[7]	Sky plc	2.625%	9/16/19	300	302
	Telefonica Emisiones SAU	6.221%	7/3/17	380	380
[9]	Telstra Corp. Ltd.	4.500%	11/13/18	590	466
[9]	Telstra Corp. Ltd.	4.000%	9/16/22	270	216
[7]	Telstra Corp. Ltd.	3.125%	4/7/25	408	410
	Thomson Reuters Corp.	6.500%	7/15/18	730	764
	Time Warner Cable LLC	8.750%	2/14/19	395	436
	Time Warner Cable LLC	8.250%	4/1/19	555	612
	Verizon Communications Inc.	3.650%	9/14/18	1,525	1,559
	Verizon Communications Inc.	4.500%	9/15/20	4,610	4,921
	Verizon Communications Inc.	3.450%	3/15/21	600	620
	Verizon Communications Inc.	3.000%	11/1/21	600	608
[7]	Verizon Communications Inc.	2.946%	3/15/22	3,049	3,066
	Verizon Communications Inc.	5.150%	9/15/23	820	909
	Viacom Inc.	5.625%	9/15/19	75	80
	Viacom Inc.	3.875%	12/15/21	200	208
	Viacom Inc.	2.250%	2/4/22	200	194
	Viacom Inc.	3.125%	6/15/22	700	701
	Vodafone Group plc	1.250%	9/26/17	305	305

	Consumer Cyclical (3.3%)
[13]	Accor SA	1.250%	1/25/24	600	683
	Alibaba Group Holding Ltd.	1.625%	11/28/17	905	904
	Alibaba Group Holding Ltd.	2.500%	11/28/19	391	394
	American Honda Finance Corp.	1.600%	7/13/18	255	255
	American Honda Finance Corp.	2.125%	10/10/18	1,005	1,012
	American Honda Finance Corp.	1.500%	11/19/18	350	349
	American Honda Finance Corp.	1.700%	2/22/19	350	350
	American Honda Finance Corp.	2.000%	2/14/20	1,200	1,202
	American Honda Finance Corp.	2.450%	9/24/20	415	420
	American Honda Finance Corp.	1.700%	9/9/21	395	386
	AutoZone Inc.	7.125%	8/1/18	480	506
	AutoZone Inc.	1.625%	4/21/19	205	204
[7]	BMW US Capital LLC	2.000%	4/11/21	255	253
	CVS Health Corp.	1.900%	7/20/18	395	396
	CVS Health Corp.	2.250%	12/5/18	480	483
	CVS Health Corp.	2.800%	7/20/20	3,130	3,187
[7]	Daimler Finance North America LLC	1.375%	8/1/17	475	475
	Delphi Automotive plc	3.150%	11/19/20	365	373
[13]	Delphi Automotive plc	1.500%	3/10/25	740	840
	Dollar General Corp.	1.875%	4/15/18	235	235
	DR Horton Inc.	4.375%	9/15/22	160	169
	Ford Motor Credit Co. LLC	2.145%	1/9/18	335	336
	Ford Motor Credit Co. LLC	2.375%	1/16/18	365	366
[9]	Ford Motor Credit Co. LLC	4.050%	12/10/18	1,980	1,548
	Ford Motor Credit Co. LLC	2.375%	3/12/19	115	115
	Ford Motor Credit Co. LLC	2.597%	11/4/19	320	322
	Ford Motor Credit Co. LLC	2.459%	3/27/20	465	465
[9]	Ford Motor Credit Co. LLC	3.588%	6/2/20	838	650
	Ford Motor Credit Co. LLC	3.157%	8/4/20	955	973
	Ford Motor Credit Co. LLC	3.200%	1/15/21	570	579
	Ford Motor Credit Co. LLC	5.750%	2/1/21	200	220
	Ford Motor Credit Co. LLC	3.336%	3/18/21	1,705	1,738
	Ford Motor Credit Co. LLC	5.875%	8/2/21	400	444
	Ford Motor Credit Co. LLC	3.339%	3/28/22	725	735
	Ford Motor Credit Co. LLC	4.250%	9/20/22	365	382
	General Motors Co.	3.500%	10/2/18	885	900
	General Motors Co.	4.875%	10/2/23	600	643
	General Motors Financial Co. Inc.	6.750%	6/1/18	1,110	1,158
	General Motors Financial Co. Inc.	3.100%	1/15/19	130	132
	General Motors Financial Co. Inc.	2.400%	5/9/19	760	762
	General Motors Financial Co. Inc.	3.500%	7/10/19	700	716
	General Motors Financial Co. Inc.	3.200%	7/13/20	200	204
	General Motors Financial Co. Inc.	3.700%	11/24/20	720	743

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	General Motors Financial Co. Inc.	4.200%	3/1/21	895	937
	General Motors Financial Co. Inc.	3.200%	7/6/21	945	954
	General Motors Financial Co. Inc.	4.375%	9/25/21	60	63
	General Motors Financial Co. Inc.	3.450%	1/14/22	1,010	1,026
	General Motors Financial Co. Inc.	3.150%	6/30/22	730	727
	General Motors Financial Co. Inc.	3.700%	5/9/23	400	405
	General Motors Financial Co. Inc.	4.250%	5/15/23	460	481
[7]	Harley-Davidson Financial Services Inc.	1.550%	11/17/17	85	85
[7]	Harley-Davidson Financial Services Inc.	2.250%	1/15/19	248	249
[7]	Harley-Davidson Financial Services Inc.	2.400%	9/15/19	235	236
[7]	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	255	254
[7]	Harley-Davidson Financial Services Inc.	2.400%	6/15/20	195	195
[7]	Harley-Davidson Financial Services Inc.	2.550%	6/9/22	845	837
[7]	Harley-Davidson Funding Corp.	6.800%	6/15/18	90	94
[7]	Hyundai Capital America	3.100%	4/5/22	500	499
[11]	Jaguar Land Rover Automotive plc	5.000%	2/15/22	408	589
[13]	Jaguar Land Rover Automotive plc	2.200%	1/15/24	300	346
	Lowe’s Cos. Inc.	1.150%	4/15/19	295	292
	Lowe’s Cos. Inc.	4.625%	4/15/20	460	488
	Macy’s Retail Holdings Inc.	7.450%	7/15/17	175	175
	Macy’s Retail Holdings Inc.	3.450%	1/15/21	485	484
	Mastercard Inc.	2.000%	4/1/19	225	226
	McDonald’s Corp.	2.100%	12/7/18	290	292
[7]	Nissan Motor Acceptance Corp.	2.000%	3/8/19	775	775
	NVR Inc.	3.950%	9/15/22	165	171
	PACCAR Financial Corp.	1.750%	8/14/18	160	160
	PACCAR Financial Corp.	2.200%	9/15/19	450	452
	PACCAR Financial Corp.	2.500%	8/14/20	70	71
	QVC Inc.	3.125%	4/1/19	230	232
	Smithsonian Institute Washington DC
	GO	3.434%	9/1/23	150	155
	Starbucks Corp.	2.100%	2/4/21	310	311
	TJX Cos. Inc.	2.750%	6/15/21	450	458
[9]	Toyota Finance Australia Ltd.	4.250%	5/15/19	460	365
	Toyota Motor Credit Corp.	1.450%	1/12/18	650	650
	Toyota Motor Credit Corp.	1.550%	7/13/18	400	400
	Toyota Motor Credit Corp.	2.000%	10/24/18	255	256
	Toyota Motor Credit Corp.	2.100%	1/17/19	470	473
	Toyota Motor Credit Corp.	2.125%	7/18/19	985	992
	Toyota Motor Credit Corp.	2.750%	5/17/21	290	295
[9]	Toyota Motor Credit Corp.	2.750%	7/26/21	70	53
	Toyota Motor Credit Corp.	3.400%	9/15/21	235	245
	Toyota Motor Credit Corp.	2.600%	1/11/22	55	55
	VF Corp.	5.950%	11/1/17	140	142
	Visa Inc.	1.200%	12/14/17	830	830
	Visa Inc.	2.200%	12/14/20	2,070	2,086
[9]	Volkswagen Financial Services
	Australia Pty Ltd.	4.250%	4/4/18	80	62
[9]	Volkswagen Financial Services
	Australia Pty Ltd.	3.250%	8/13/19	680	526
[7]	Volkswagen Group of America Finance
	LLC	1.600%	11/20/17	200	200
[7]	Volkswagen Group of America Finance
	LLC	1.650%	5/22/18	200	200
	Wal-Mart Stores Inc.	3.625%	7/8/20	715	751
	Wal-Mart Stores Inc.	3.250%	10/25/20	457	475
	Walgreens Boots Alliance Inc.	3.800%	11/18/24	160	166
[7]	Wesfarmers Ltd.	1.874%	3/20/18	510	510

	Consumer Noncyclical (6.0%)
[12]	Abbott Laboratories	2.350%	11/22/19	3,400	3,425
	Abbott Laboratories	2.800%	9/15/20	500	508
	Abbott Laboratories	2.900%	11/30/21	2,000	2,022
	AbbVie Inc.	1.800%	5/14/18	3,140	3,144
	AbbVie Inc.	2.000%	11/6/18	415	417
	AbbVie Inc.	2.500%	5/14/20	2,270	2,295
	AbbVie Inc.	2.300%	5/14/21	710	707
	Actavis Inc.	6.125%	8/15/19	235	254
	Agilent Technologies Inc.	6.500%	11/1/17	99	100
	Agilent Technologies Inc.	5.000%	7/15/20	265	285

	Agilent Technologies Inc.	3.200%	10/1/22	285	290
	Allergan Funding SCS	2.350%	3/12/18	5,400	5,420
	Allergan Funding SCS	2.450%	6/15/19	235	236
	Allergan Funding SCS	3.000%	3/12/20	2,210	2,249
	Allergan Funding SCS	3.450%	3/15/22	205	211
	Allergan Funding SCS	4.550%	3/15/35	400	428
	Allergan Inc.	1.350%	3/15/18	200	199
	Altria Group Inc.	9.250%	8/6/19	1,714	1,968
	Altria Group Inc.	4.750%	5/5/21	941	1,025
	AmerisourceBergen Corp.	3.500%	11/15/21	300	311
	Amgen Inc.	2.650%	5/11/22	1,280	1,284
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	150	153
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	65	65
	Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	1,700	1,703
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	415	418
[12]	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	6,480	6,567
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	400	439
[13]	Anheuser-Busch InBev SA	3.250%	1/24/33	100	132
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	750	816
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	1,150	1,246
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	100	100
[12]	Baxalta Inc.	2.000%	6/22/18	170	170
	Baxalta Inc.	2.875%	6/23/20	2,400	2,431
[13]	Baxter International Inc.	1.300%	5/30/25	200	227
	Becton Dickinson & Co.	2.675%	12/15/19	100	101
	Becton Dickinson & Co.	3.125%	11/8/21	400	407
	Becton Dickinson & Co.	2.894%	6/6/22	1,000	997
	Biogen Inc.	6.875%	3/1/18	120	124
	Biogen Inc.	2.900%	9/15/20	560	571
	Biogen Inc.	3.625%	9/15/22	730	764
	Boston Scientific Corp.	2.650%	10/1/18	540	544
[7]	Cargill Inc.	3.250%	11/15/21	250	258
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	100	101
	Celgene Corp.	2.125%	8/15/18	300	302
	Celgene Corp.	3.250%	8/15/22	245	252
	Celgene Corp.	3.550%	8/15/22	1,075	1,119
	Clorox Co.	5.950%	10/15/17	120	121
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	600	602
	Conagra Brands Inc.	4.950%	8/15/20	61	65
	Constellation Brands Inc.	3.875%	11/15/19	600	623
	Constellation Brands Inc.	3.750%	5/1/21	520	541
	Constellation Brands Inc.	6.000%	5/1/22	275	314
	Constellation Brands Inc.	2.700%	5/9/22	250	249
	Covidien International Finance SA	6.000%	10/15/17	1,218	1,233
	Diageo Capital plc	1.125%	4/29/18	170	169
	Edwards Lifesciences Corp.	2.875%	10/15/18	600	606
	Eli Lilly & Co.	2.350%	5/15/22	600	601
	Express Scripts Holding Co.	3.300%	2/25/21	300	307
	Express Scripts Holding Co.	3.000%	7/15/23	900	897
	Express Scripts Holding Co.	4.500%	2/25/26	200	212
[9]	FBG Finance Pty Ltd.	3.750%	8/7/20	670	527
[9]	Fonterra Co-operative Group Ltd.	4.500%	6/30/21	100	80
[13]	Fresenius SE & Co. KGaA	4.000%	2/1/24	700	925
[13]	Fresenius SE & Co. KGaA	3.000%	1/30/32	300	359
	Gilead Sciences Inc.	2.350%	2/1/20	554	559
	Gilead Sciences Inc.	2.550%	9/1/20	4,370	4,426
	Gilead Sciences Inc.	4.500%	4/1/21	270	291
	Gilead Sciences Inc.	4.400%	12/1/21	490	529
	Gilead Sciences Inc.	1.950%	3/1/22	470	460
	Gilead Sciences Inc.	2.500%	9/1/23	470	463
	Gilead Sciences Inc.	5.650%	12/1/41	200	242
[7]	Grupo Bimbo SAB de CV	4.500%	1/25/22	300	319
	Hershey Co.	1.600%	8/21/18	60	60
	Ingredion Inc.	1.800%	9/25/17	144	144
	Kraft Foods Group Inc.	6.125%	8/23/18	291	305
	Kraft Heinz Foods Co.	2.000%	7/2/18	250	251
	McKesson Corp.	2.284%	3/15/19	750	754
[11]	McKesson Corp.	3.125%	2/17/29	750	998
	Mead Johnson Nutrition Co.	3.000%	11/15/20	500	513
	Medtronic Inc.	1.500%	3/15/18	675	675

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Medtronic Inc.	1.375%	4/1/18	100	100
	Medtronic Inc.	2.500%	3/15/20	1,765	1,791
	Medtronic Inc.	3.150%	3/15/22	500	517
	Medtronic Inc.	3.625%	3/15/24	100	105
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	180	191
	Newell Brands Inc.	2.600%	3/29/19	94	95
	Newell Brands Inc.	3.150%	4/1/21	800	819
	Newell Brands Inc.	3.850%	4/1/23	500	525
	Newell Brands Inc.	5.375%	4/1/36	100	116
	PepsiCo Inc.	2.250%	1/7/19	100	101
	PepsiCo Inc.	4.500%	1/15/20	400	427
	PepsiCo Inc.	1.850%	4/30/20	650	650
[7]	Pernod Ricard SA	5.750%	4/7/21	150	167
[7]	Pernod Ricard SA	4.450%	1/15/22	150	160
	Perrigo Finance Unlimited Co.	4.900%	12/15/44	352	359
	Pharmacia LLC	6.500%	12/1/18	200	213
	Philip Morris International Inc.	1.125%	8/21/17	125	125
	Quest Diagnostics Inc.	2.700%	4/1/19	465	470
[7]	Reckitt Benckiser Treasury Services plc	2.375%	6/24/22	1,500	1,486
[12]	Reynolds American Inc.	2.300%	6/12/18	1,580	1,587
[12]	Reynolds American Inc.	8.125%	6/23/19	1,306	1,456
[7]	Roche Holdings Inc.	2.250%	9/30/19	1,245	1,254
[7]	Roche Holdings Inc.	1.750%	1/28/22	365	355
	Shire Acquisitions Investments Ireland
	DAC	1.900%	9/23/19	810	806
	Shire Acquisitions Investments Ireland
	DAC	2.400%	9/23/21	1,400	1,380
	Shire Acquisitions Investments Ireland
	DAC	2.875%	9/23/23	1,530	1,511
	Stryker Corp.	2.000%	3/8/19	150	150
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	630	630
[12]	Teva Pharmaceutical Finance
	Netherlands III BV	1.700%	7/19/19	645	639
	Teva Pharmaceutical Finance
	Netherlands III BV	2.200%	7/21/21	3,000	2,941
	Teva Pharmaceutical Finance
	Netherlands III BV	2.800%	7/21/23	615	598
	The Kroger Co.	6.800%	12/15/18	150	160
	The Kroger Co.	2.000%	1/15/19	300	300
	The Kroger Co.	2.300%	1/15/19	760	763
	The Kroger Co.	6.150%	1/15/20	250	274
	The Kroger Co.	2.600%	2/1/21	450	450
	The Kroger Co.	2.950%	11/1/21	490	494
	Thermo Fisher Scientific Inc.	2.150%	12/14/18	400	398
	Tyson Foods Inc.	2.650%	8/15/19	755	765

	Energy (3.9%)
	Anadarko Petroleum Corp.	4.850%	3/15/21	800	852
	Anadarko Petroleum Corp.	3.450%	7/15/24	200	196
	Anadarko Petroleum Corp.	6.600%	3/15/46	200	246
	BP Capital Markets plc	1.375%	11/6/17	550	550
	BP Capital Markets plc	1.375%	5/10/18	2,795	2,790
	BP Capital Markets plc	2.241%	9/26/18	705	709
[9]	BP Capital Markets plc	4.750%	11/15/18	550	435
	BP Capital Markets plc	4.750%	3/10/19	930	975
	BP Capital Markets plc	1.676%	5/3/19	250	249
	BP Capital Markets plc	2.237%	5/10/19	3,700	3,727
	BP Capital Markets plc	2.521%	1/15/20	1,220	1,236
	BP Capital Markets plc	2.315%	2/13/20	1,600	1,613
	BP Capital Markets plc	4.500%	10/1/20	1,400	1,504
	BP Capital Markets plc	2.112%	9/16/21	200	198
	BP Capital Markets plc	3.216%	11/28/23	350	355
	Cenovus Energy Inc.	5.700%	10/15/19	600	633
	Chevron Corp.	1.718%	6/24/18	1,060	1,062
	Chevron Corp.	4.950%	3/3/19	700	737
	Chevron Corp.	2.193%	11/15/19	200	202
	Chevron Corp.	1.961%	3/3/20	1,095	1,098
	Chevron Corp.	2.427%	6/24/20	515	521
	Chevron Corp.	2.419%	11/17/20	450	455
	ConocoPhillips	5.750%	2/1/19	194	205

	ConocoPhillips Co.	4.200%	3/15/21	3,055	3,247
	ConocoPhillips Co.	2.875%	11/15/21	250	253
	Devon Energy Corp.	4.000%	7/15/21	470	484
	Dominion Energy Gas Holdings LLC	2.500%	12/15/19	500	503
	Dominion Energy Gas Holdings LLC	2.800%	11/15/20	300	303
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	300	307
	Enbridge Energy Partners LP	4.375%	10/15/20	25	26
[4]	Enbridge Energy Partners LP	8.050%	10/1/77	30	30
	Encana Corp.	3.900%	11/15/21	150	153
	Energy Transfer LP	2.500%	6/15/18	450	452
	Energy Transfer LP	6.700%	7/1/18	990	1,035
	Energy Transfer LP	4.150%	10/1/20	981	1,019
	Energy Transfer LP	4.650%	6/1/21	545	579
	Energy Transfer LP	5.200%	2/1/22	195	210
	EOG Resources Inc.	5.875%	9/15/17	50	50
	EOG Resources Inc.	5.625%	6/1/19	425	453
	EOG Resources Inc.	2.450%	4/1/20	300	302
	EOG Resources Inc.	2.625%	3/15/23	200	197
	Hess Corp.	4.300%	4/1/27	200	195
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	50	50
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	125	138
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	315	348
	Kinder Morgan Energy Partners LP	6.500%	4/1/20	425	466
	Kinder Morgan Energy Partners LP	5.300%	9/15/20	125	135
	Kinder Morgan Inc.	3.050%	12/1/19	40	41
	Kinder Morgan Inc.	7.750%	1/15/32	200	253
	Marathon Oil Corp.	5.900%	3/15/18	340	349
	Marathon Oil Corp.	2.700%	6/1/20	300	297
	Marathon Oil Corp.	2.800%	11/1/22	1,400	1,344
	MPLX LP	4.500%	7/15/23	780	829
	Nabors Industries Inc.	6.150%	2/15/18	173	177
	Nabors Industries Inc.	5.000%	9/15/20	200	200
	Nabors Industries Inc.	4.625%	9/15/21	225	215
[7]	Nabors Industries Inc.	5.500%	1/15/23	340	322
	Occidental Petroleum Corp.	1.500%	2/15/18	1,140	1,139
	ONEOK Partners LP	2.000%	10/1/17	25	25
	ONEOK Partners LP	3.200%	9/15/18	280	283
	Petro-Canada	6.050%	5/15/18	115	119
	Pioneer Natural Resources Co.	6.875%	5/1/18	225	234
	Pioneer Natural Resources Co.	3.450%	1/15/21	600	616
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	5.875%	3/1/22	240	265
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	5.000%	10/1/22	205	220
	Sabine Pass Liquefaction LLC	5.625%	2/1/21	1,835	1,998
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	525	594
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	690	768
[7]	Schlumberger Holdings Corp.	2.350%	12/21/18	100	101
	Shell International Finance BV	1.900%	8/10/18	100	100
	Shell International Finance BV	1.625%	11/10/18	500	499
	Shell International Finance BV	2.000%	11/15/18	325	326
	Shell International Finance BV	1.375%	5/10/19	1,600	1,589
	Shell International Finance BV	1.375%	9/12/19	1,500	1,484
	Shell International Finance BV	4.300%	9/22/19	750	789
	Shell International Finance BV	2.125%	5/11/20	1,300	1,306
	Shell International Finance BV	2.250%	11/10/20	1,250	1,252
	Shell International Finance BV	1.875%	5/10/21	2,600	2,568
	Shell International Finance BV	1.750%	9/12/21	400	392
	Southern Natural Gas Co. LLC /
	Southern Natural Issuing Corp.	4.400%	6/15/21	155	164
	Spectra Energy Partners LP	2.950%	9/25/18	230	233
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	40	48
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	200	252
	Total Capital Canada Ltd.	1.450%	1/15/18	1,045	1,045
	Total Capital International SA	2.125%	1/10/19	1,130	1,137
	Total Capital International SA	2.100%	6/19/19	400	402
[9]	Total Capital International SA	4.250%	11/26/21	48	39
	Total Capital SA	2.125%	8/10/18	275	277
	Total Capital SA	4.450%	6/24/20	950	1,015
	Total Capital SA	4.250%	12/15/21	475	511

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	TransCanada PipeLines Ltd.	2.500%	8/1/22	40	40
	TransCanada PipeLines Ltd.	4.625%	3/1/34	165	181
	Williams Partners LP	5.250%	3/15/20	120	129
	Williams Partners LP	4.000%	11/15/21	395	411
	Williams Partners LP	3.600%	3/15/22	420	428
	Williams Partners LP	3.350%	8/15/22	125	126
	Williams Partners LP	3.900%	1/15/25	253	256
[7]	Woodside Finance Ltd.	8.750%	3/1/19	250	275

	Other Industrial (0.3%)
[7]	Hutchison Whampoa Finance CI Ltd.	7.450%	8/1/17	255	256
[7]	Hutchison Whampoa International
	09 Ltd.	7.625%	4/9/19	2,990	3,265
[7]	Hutchison Whampoa International
	14 Ltd.	1.625%	10/31/17	970	970

	Technology (3.3%)
	Amphenol Corp.	2.550%	1/30/19	115	116
	Apple Inc.	1.300%	2/23/18	365	365
	Apple Inc.	2.100%	5/6/19	1,330	1,343
[6,9] Apple Inc.		2.385%	8/28/19	690	532
[9]	Apple Inc.	2.850%	8/28/19	510	396
	Apple Inc.	1.550%	2/7/20	465	462
	Apple Inc.	2.000%	5/6/20	615	617
	Apple Inc.	2.250%	2/23/21	2,400	2,415
	Apple Inc.	2.850%	5/6/21	875	900
	Apple Inc.	2.150%	2/9/22	230	229
	Apple Inc.	2.500%	2/9/22	1,170	1,179
	Apple Inc.	2.700%	5/13/22	330	336
	Apple Inc.	2.850%	5/11/24	800	802
	Applied Materials Inc.	2.625%	10/1/20	580	590
	Baidu Inc.	2.250%	11/28/17	385	386
	Baidu Inc.	3.250%	8/6/18	825	834
	Baidu Inc.	2.750%	6/9/19	425	428
[7]	Broadcom Corp. /
	Broadcom Cayman Finance Ltd.	2.375%	1/15/20	2,330	2,333
[7]	Broadcom Corp. /
	Broadcom Cayman Finance Ltd.	3.000%	1/15/22	1,385	1,399
	CA Inc.	2.875%	8/15/18	55	56
	CA Inc.	3.600%	8/1/20	130	132
	Cisco Systems Inc.	4.450%	1/15/20	650	692
	Cisco Systems Inc.	2.200%	2/28/21	1,090	1,096
[7]	Diamond 1 Finance Corp. /
	Diamond 2 Finance Corp.	3.480%	6/1/19	1,910	1,955
[7,12] Diamond 1 Finance Corp. /
	Diamond 2 Finance Corp.	4.420%	6/15/21	2,020	2,128
[7,12] Diamond 1 Finance Corp. /
	Diamond 2 Finance Corp.	5.450%	6/15/23	800	869
	Equifax Inc.	6.300%	7/1/17	120	120
[7]	Everett Spinco Inc.	2.875%	3/27/20	330	334
[7]	Everett Spinco Inc.	4.250%	4/15/24	705	729
	Fidelity National Information
	Services Inc.	2.000%	4/15/18	110	110
	Fidelity National Information
	Services Inc.	2.850%	10/15/18	1,175	1,188
	Fidelity National Information
	Services Inc.	3.625%	10/15/20	1,500	1,571
[13]	Fidelity National Information
	Services Inc.	0.400%	1/15/21	200	228
	Fidelity National Information
	Services Inc.	2.250%	8/15/21	350	346
[11]	Fidelity National Information
	Services Inc.	1.700%	6/30/22	200	259
	Fiserv Inc.	2.700%	6/1/20	175	177
	Hewlett Packard Enterprise Co.	2.450%	10/5/17	308	308
	Hewlett Packard Enterprise Co.	2.850%	10/5/18	1,125	1,138
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	1,480	1,526
	Intel Corp.	1.350%	12/15/17	792	792
[9]	Intel Corp.	3.250%	12/1/19	400	312
	Intel Corp.	2.875%	5/11/24	740	742

	International Business Machines Corp.	5.700%	9/14/17	691	697
	International Business Machines Corp.	2.500%	1/27/22	700	706
	KLA-Tencor Corp.	2.375%	11/1/17	335	336
	Lam Research Corp.	2.750%	3/15/20	580	585
	Microsoft Corp.	2.400%	2/6/22	2,325	2,346
	Microsoft Corp.	2.875%	2/6/24	2,090	2,123
	Oracle Corp.	2.375%	1/15/19	925	936
	Oracle Corp.	5.000%	7/8/19	400	426
	Pitney Bowes Inc.	5.750%	9/15/17	20	20
	Pitney Bowes Inc.	5.600%	3/15/18	120	123
	Pitney Bowes Inc.	3.375%	10/1/21	315	313
	QUALCOMM Inc.	1.850%	5/20/19	860	862
	QUALCOMM Inc.	2.100%	5/20/20	755	758
	QUALCOMM Inc.	2.600%	1/30/23	1,580	1,573
	QUALCOMM Inc.	2.900%	5/20/24	490	489
	Seagate HDD Cayman	3.750%	11/15/18	340	348
[7]	Seagate HDD Cayman	4.250%	3/1/22	395	402
	Tech Data Corp.	3.700%	2/15/22	680	694
	Total System Services Inc.	2.375%	6/1/18	880	883
	Tyco Electronics Group SA	6.550%	10/1/17	205	207
	Tyco Electronics Group SA	2.375%	12/17/18	350	352
	Tyco Electronics Group SA	2.350%	8/1/19	455	458
	Tyco Electronics Group SA	4.875%	1/15/21	45	49
	Tyco Electronics Group SA	3.500%	2/3/22	80	83
[12]	Verisk Analytics Inc.	5.800%	5/1/21	315	350
	Xerox Corp.	6.350%	5/15/18	180	187
	Xerox Corp.	2.800%	5/15/20	50	50
	Xerox Corp.	2.750%	9/1/20	170	170
	Xerox Corp.	4.500%	5/15/21	805	845
	Xilinx Inc.	2.125%	3/15/19	490	492

	Transportation (1.4%)
[4,7] AA Aircraft Financing 2013-1 LLC		6.500%	11/1/17	389	391
[7]	Air Canada	7.750%	4/15/21	1,150	1,319
[4,7] American Airlines 2013-2 Class A
	Pass Through Trust	3.596%	11/1/19	423	423
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	200	209
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	100	106
	Canadian National Railway Co.	5.850%	11/15/17	370	376
[4]	Continental Airlines 1997-4 Class A
	Pass Through Trust	6.900%	7/2/19	11	11
[4]	Continental Airlines 1998-1 Class A
	Pass Through Trust	6.648%	3/15/19	4	4
[4]	Continental Airlines 1999-1 Class B
	Pass Through Trust	6.795%	2/2/20	4	4
[4]	Continental Airlines 2000-1 Class A-1
	Pass Through Trust	8.048%	11/1/20	75	83
[4]	Continental Airlines 2005-ERJ1
	Pass Through Trust	9.798%	10/1/22	757	827
[4]	Continental Airlines 2012-2 Class B
	Pass Through Trust	5.500%	4/29/22	51	53
	Continental Airlines 2012-3 Class C
	Pass Thru Certificates	6.125%	4/29/18	1,480	1,517
[4,14] Delta Air Lines 2002-1 Class G-1
	Pass Through Trust	6.718%	7/2/24	536	603
[4]	Delta Air Lines 2007-1 Class A
	Pass Through Trust	6.821%	2/10/24	955	1,099
[4]	Delta Air Lines 2007-1 Class B
	Pass Through Trust	8.021%	8/10/22	216	245
[4]	Delta Air Lines 2009-1 Class A
	Pass Through Trust	7.750%	6/17/21	453	498
[4]	Delta Air Lines 2010-1 Class A
	Pass Through Trust	6.200%	1/2/20	254	263
[4]	Delta Air Lines 2010-2 Class A
	Pass Through Trust	4.950%	11/23/20	82	85
[4]	Delta Air Lines 2012-1 Class A
	Pass Through Trust	4.750%	11/7/21	51	53
	Delta Air Lines Inc.	2.875%	3/13/20	2,565	2,597
	Delta Air Lines Inc.	3.625%	3/15/22	2,975	3,057
[7]	ERAC USA Finance LLC	6.375%	10/15/17	795	805

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[7]	ERAC USA Finance LLC	2.800%	11/1/18	430	434
[7]	ERAC USA Finance LLC	2.350%	10/15/19	285	285
[7]	ERAC USA Finance LLC	2.700%	11/1/23	815	793
[4,7] Heathrow Funding Ltd.		4.875%	7/15/23	200	215
[7]	HPHT Finance 15 Ltd.	2.250%	3/17/18	695	695
	JB Hunt Transport Services Inc.	2.400%	3/15/19	120	121
	Kansas City Southern	2.350%	5/15/20	1,255	1,252
[4]	Northwest Airlines 2007-1 Class B
	Pass Through Trust	8.028%	11/1/17	495	505
[9]	Qantas Airways Ltd.	7.500%	6/11/21	1,250	1,090
	Ryder System Inc.	2.500%	3/1/18	190	191
	Ryder System Inc.	2.250%	9/1/21	350	346
[4]	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.650%	8/1/22	306	337
[4]	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	115	126
[4]	Spirit Airlines 2015-1
	Pass Through Trust B	4.450%	10/1/25	289	296
[9]	Transurban Queensland
	Finance Pty Ltd.	4.900%	12/8/21	20	16
[4]	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	458	497
	United Continental Holdings Inc.	6.375%	6/1/18	140	145
[4]	US Airways 2001-1C
	Pass Through Trust	7.346%	9/20/23	165	184
					374,175
Utilities (3.0%)
	Electric (2.9%)
	Arizona Public Service Co.	8.750%	3/1/19	691	767
	Baltimore Gas & Electric Co.	3.500%	11/15/21	150	157
	Baltimore Gas & Electric Co.	2.800%	8/15/22	100	101
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	910	936
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	890	891
	Berkshire Hathaway Energy Co.	2.400%	2/1/20	400	403
	Cleco Corporate Holdings LLC	3.743%	5/1/26	497	501
	CMS Energy Corp.	6.250%	2/1/20	225	247
	Commonwealth Edison Co.	6.150%	9/15/17	705	711
	Commonwealth Edison Co.	5.800%	3/15/18	880	904
	Commonwealth Edison Co.	2.150%	1/15/19	160	161
	Commonwealth Edison Co.	4.000%	8/1/20	675	708
	Connecticut Light & Power Co.	5.500%	2/1/19	250	264
	Dominion Energy Inc.	1.875%	1/15/19	785	785
	Dominion Energy Inc.	5.200%	8/15/19	100	106
	Dynegy Inc.	6.750%	11/1/19	35	36
	Dynegy Inc.	7.375%	11/1/22	460	454
[7]	EDP Finance BV	4.900%	10/1/19	993	1,041
[7]	EDP Finance BV	4.125%	1/15/20	1,785	1,843
[7]	EDP Finance BV	5.250%	1/14/21	200	214
[11]	EDP Finance BV	8.625%	1/4/24	100	174
	Emera US Finance LP	2.150%	6/15/19	465	465
	Emera US Finance LP	2.700%	6/15/21	810	811
[7]	Enel Finance International NV	2.875%	5/25/22	3,525	3,513
[7]	Enel Finance International NV	3.625%	5/25/27	120	119
	Exelon Corp.	2.850%	6/15/20	510	518
	Exelon Corp.	2.450%	4/15/21	215	214
	Exelon Corp.	3.497%	6/1/22	186	191
	Exelon Generation Co. LLC	2.950%	1/15/20	320	325
	FirstEnergy Corp.	2.750%	3/15/18	755	759
	FirstEnergy Corp.	2.850%	7/15/22	610	608
	FirstEnergy Corp.	4.250%	3/15/23	188	198
	FirstEnergy Corp.	3.900%	7/15/27	325	325
[7]	FirstEnergy Transmission LLC	4.350%	1/15/25	1,249	1,309
[7]	Fortis Inc.	2.100%	10/4/21	535	524
[7]	Fortis Inc.	3.055%	10/4/26	350	338
	Georgia Power Co.	5.400%	6/1/18	185	191
	Georgia Power Co.	2.400%	4/1/21	1,245	1,259
	Great Plains Energy Inc.	2.500%	3/9/20	470	473
	Great Plains Energy Inc.	3.150%	4/1/22	820	828
	LG&E & KU Energy LLC	3.750%	11/15/20	325	339
	MidAmerican Energy Co.	5.300%	3/15/18	893	915

	National Rural Utilities Cooperative
	Finance Corp.	10.375%	11/1/18	60	67
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	715	720
	Nevada Power Co.	6.500%	5/15/18	771	802
	Nevada Power Co.	6.500%	8/1/18	225	236
	Oncor Electric Delivery Co. LLC	5.000%	9/30/17	610	615
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	190	201
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	350	422
	Pacific Gas & Electric Co.	5.625%	11/30/17	1,220	1,240
	Pacific Gas & Electric Co.	8.250%	10/15/18	770	829
	Pacific Gas & Electric Co.	3.500%	10/1/20	1,315	1,356
	Pacific Gas & Electric Co.	4.250%	5/15/21	360	383
	Pacific Gas & Electric Co.	3.250%	9/15/21	836	859
	PacifiCorp	5.650%	7/15/18	490	510
	PacifiCorp	5.500%	1/15/19	114	120
	PPL Capital Funding Inc.	4.200%	6/15/22	50	53
	PPL Capital Funding Inc.	3.500%	12/1/22	225	232
	PPL Capital Funding Inc.	3.100%	5/15/26	345	337
	Puget Energy Inc.	5.625%	7/15/22	645	718
	SCANA Corp.	4.750%	5/15/21	185	193
	South Carolina Electric & Gas Co.	5.250%	11/1/18	130	135
	South Carolina Electric & Gas Co.	6.500%	11/1/18	294	311
	Southern Co.	1.550%	7/1/18	1,000	997
	Southern Co.	1.850%	7/1/19	1,180	1,172
	Southern Co.	2.150%	9/1/19	350	350
	Southern Co.	2.750%	6/15/20	1,120	1,133
	Southern Co.	2.350%	7/1/21	1,645	1,634
[4]	Southern Co.	5.500%	3/15/57	325	345
	Southern Power Co.	1.950%	12/15/19	865	858
	Southwestern Electric Power Co.	5.875%	3/1/18	245	251
	Southwestern Electric Power Co.	6.450%	1/15/19	1,215	1,294

	Natural Gas (0.1%)
[7]	Centrica plc	4.000%	10/16/23	200	207
[7]	Engie SA	2.875%	10/10/22	175	176
	Sempra Energy	6.150%	6/15/18	580	604
	Sempra Energy	2.400%	3/15/20	235	236
	Sempra Energy	2.850%	11/15/20	230	233
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	155	150
					45,605
Total Corporate Bonds (Cost $809,200)					813,414
Sovereign Bonds (5.5%)
	Arab Republic of Egypt	6.125%	1/31/22	260	266
	Argentine Republic	7.125%	6/28/17	445	403
	Avi Funding Co. Ltd.	2.850%	9/16/20	225	225
[7]	Avi Funding Co. Ltd.	2.850%	9/16/20	275	275
[7]	Banco de Costa Rica	5.250%	8/12/18	200	203
[7]	Banco del Estado de Chile	2.000%	11/9/17	200	200
	Banco Nacional de Desenvolvimento
	Economico e Social	6.369%	6/16/18	170	175
[7]	Bank Nederlandse Gemeenten NV	1.125%	5/25/18	730	728
[7]	Bank Nederlandse Gemeenten NV	2.500%	1/23/23	50	50
[13]	Banque Centrale de Tunisie SA	5.625%	2/17/24	260	302
[7]	Banque Ouest Africaine de
	Developpement	5.500%	5/6/21	200	211
[7]	Bermuda	5.603%	7/20/20	455	495
[7]	Bermuda	4.138%	1/3/23	200	208
[7]	Bermuda	4.854%	2/6/24	200	216
[7]	BOC Aviation Ltd.	2.375%	9/15/21	350	340
[7]	Caisse d’Amortissement de la
	Dette Sociale	1.375%	1/29/18	125	125
[7]	Caixa Economica Federal	2.375%	11/6/17	125	125
	Caixa Economica Federal	4.250%	5/13/19	200	203
[7]	CDP Financial Inc.	4.400%	11/25/19	500	529
[7]	CDP Financial Inc.	3.150%	7/24/24	670	687
[7]	CNPC General Capital Ltd.	2.750%	5/14/19	235	236
	Corp. Andina de Fomento	1.500%	8/8/17	210	210

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Corp. Andina de Fomento	2.125%	9/27/21	755	747
	Corp. Andina de Fomento	4.375%	6/15/22	750	810
[7]	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	150	160
[7]	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	400	419
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	780	816
[7]	CPPIB Capital Inc.	1.250%	9/20/19	1,400	1,387
[7,15] Dexia Credit Local SA		1.875%	9/15/21	235	228
	Ecopetrol SA	5.875%	9/18/23	220	240
[7]	Electricite de France SA	2.150%	1/22/19	810	812
[9]	Emirates NBD PJSC	5.750%	5/8/19	300	241
	Export-Import Bank of Korea	2.875%	9/17/18	300	303
	Export-Import Bank of Korea	1.500%	10/21/19	1,345	1,324
	Export-Import Bank of Korea	5.125%	6/29/20	500	538
	Federative Republic of Brazil	6.000%	4/7/26	919	991
	First Abu Dhabi Bank PJSC	3.000%	8/13/19	500	507
	Fondo MIVIVIENDA SA	3.375%	4/2/19	150	153
[7]	Fondo MIVIVIENDA SA	3.375%	4/2/19	500	510
[7]	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	200	198
	ICBCIL Finance Co. Ltd.	3.250%	3/17/20	200	202
	Industrial & Commercial Bank of
	China Ltd.	2.351%	11/13/17	355	356
	Industrial & Commercial Bank of
	China Ltd.	3.231%	11/13/19	400	407
[16]	Japan Bank for International
	Cooperation	1.750%	7/31/18	700	700
[16]	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	250	263
	KazMunayGas National Co. JSC	9.125%	7/2/18	1,730	1,830
[7]	KazMunayGas National Co. JSC	3.875%	4/19/22	280	280
	Kingdom of Saudi Arabia	2.375%	10/26/21	1,600	1,574
[7]	Kommunalbanken AS	1.125%	5/23/18	700	698
	Korea Development Bank	2.250%	8/7/17	555	555
	Korea Development Bank	3.500%	8/22/17	575	576
	Korea Development Bank	1.500%	1/22/18	600	598
	Korea Expressway Corp.	1.875%	10/22/17	515	515
	Korea Gas Corp.	2.875%	7/29/18	200	202
	Korea National Oil Corp.	2.750%	1/23/19	350	352
[7]	Korea Resources Corp.	2.125%	5/2/18	125	125
[7]	Korea Western Power Co. Ltd.	2.875%	10/10/18	200	202
[17]	KSA Sukuk Ltd.	2.894%	4/20/22	1,045	1,047
	Majapahit Holding BV	8.000%	8/7/19	400	446
	National Savings Bank	8.875%	9/18/18	200	212
[7]	Nederlandse Waterschapsbank NV	1.250%	9/9/19	475	470
[7]	NongHyup Bank	1.875%	9/12/21	235	227
	North American Development Bank	2.300%	10/10/18	150	151
[7]	OCP SA	5.625%	4/25/24	200	216
[7]	Ontario Teachers’ Cadillac Fairview
	Properties Trust	3.125%	3/20/22	632	641
[7]	Ontario Teachers’ Cadillac Fairview
	Properties Trust	3.875%	3/20/27	200	206
[7]	Ooredoo International Finance Ltd.	3.250%	2/21/23	125	123
	Ooredoo International Finance Ltd.	5.000%	10/19/25	200	214
	Ooredoo Tamweel Ltd.	3.039%	12/3/18	340	339
[4]	Oriental Republic of Uruguay	5.100%	6/18/50	230	236
[7]	Perusahaan Penerbit SBSN Indonesia II 4.000%		11/21/18	200	206
	Petrobras Global Finance BV	8.375%	5/23/21	2,722	3,045
	Petrobras Global Finance BV	8.750%	5/23/26	50	57
	Petrobras International Finance Co. SA 5.750%		1/20/20	125	130
	Petrobras International Finance Co. SA 5.375%		1/27/21	250	255
	Petroleos Mexicanos	5.750%	3/1/18	749	766
	Petroleos Mexicanos	5.500%	2/4/19	1,174	1,226
	Petroleos Mexicanos	8.000%	5/3/19	30	33
[12]	Petroleos Mexicanos	5.500%	1/21/21	3,479	3,671
	Petroleos Mexicanos	4.625%	9/21/23	1	1
	Province of New Brunswick	2.750%	6/15/18	10	10
	Province of Ontario	1.200%	2/14/18	300	299
	Province of Ontario	3.000%	7/16/18	275	278
	Province of Ontario	1.625%	1/18/19	1,480	1,474
	Province of Ontario	1.250%	6/17/19	595	587
	Province of Ontario	1.875%	5/21/20	230	228

	Province of Ontario	2.500%	4/27/26	135	133
	Province of Quebec	3.500%	7/29/20	250	259
	Province of Quebec	2.750%	8/25/21	715	726
	Province of Quebec	2.375%	1/31/22	835	837
	Province of Quebec	2.625%	2/13/23	150	152
[4]	Ras Laffan Liquefied Natural Gas
	Co. Ltd. II	5.298%	9/30/20	277	287
[4,7] Ras Laffan Liquefied Natural Gas
	Co. Ltd. II	5.298%	9/30/20	75	78
	Republic of Colombia	7.375%	3/18/19	825	901
	Republic of Colombia	4.000%	2/26/24	200	208
[13]	Republic of Cote d’Ivoire	5.125%	6/15/25	120	139
	Republic of Croatia	6.750%	11/5/19	930	1,012
	Republic of Guatemala	4.375%	6/5/27	385	383
	Republic of Hungary	4.000%	3/25/19	400	413
	Republic of Hungary	6.250%	1/29/20	1,415	1,549
	Republic of Hungary	6.375%	3/29/21	360	405
	Republic of Indonesia	6.875%	1/17/18	280	287
	Republic of Indonesia	5.875%	3/13/20	520	568
	Republic of Indonesia	4.875%	5/5/21	1,030	1,106
[13]	Republic of Indonesia	2.875%	7/8/21	615	751
	Republic of Indonesia	3.700%	1/8/22	200	205
[13]	Republic of Indonesia	2.625%	6/14/23	380	455
[13]	Republic of Indonesia	3.375%	7/30/25	430	536
	Republic of Kazakhstan	3.875%	10/14/24	200	203
	Republic of Kazakhstan	4.875%	10/14/44	200	197
[7]	Republic of Lithuania	7.375%	2/11/20	1,345	1,523
	Republic of Lithuania	7.375%	2/11/20	1,160	1,312
[7]	Republic of Lithuania	6.125%	3/9/21	195	220
	Republic of Lithuania	6.125%	3/9/21	1,005	1,134
	Republic of Panama	9.375%	4/1/29	55	81
[12]	Republic of Poland	6.375%	7/15/19	1,640	1,783
	Republic of Poland	5.125%	4/21/21	580	639
	Republic of Poland	5.000%	3/23/22	1,020	1,134
	Republic of Romania	6.750%	2/7/22	300	348
	Republic of Romania	4.375%	8/22/23	300	318
[13]	Republic of Romania	2.750%	10/29/25	365	443
[7]	Republic of Serbia	5.250%	11/21/17	530	536
	Republic of Serbia	5.250%	11/21/17	400	404
	Republic of Slovenia	5.500%	10/26/22	280	319
[7]	Republic of Slovenia	5.250%	2/18/24	300	343
	Republic of Turkey	7.500%	7/14/17	2,185	2,188
[18]	Republic of Turkey	2.803%	3/26/18	590	591
	Republic of Turkey	6.750%	4/3/18	1,155	1,191
	Republic of Turkey	7.000%	3/11/19	965	1,029
	Republic of Turkey	7.500%	11/7/19	250	274
	Republic of Turkey	7.000%	6/5/20	865	946
	Republic of Turkey	5.625%	3/30/21	490	519
	Republic of Turkey	6.250%	9/26/22	330	358
	Republic of Turkey	5.750%	3/22/24	915	968
	Republic of Turkey	4.875%	10/9/26	200	197
	SABIC Capital II BV	2.625%	10/3/18	400	402
	Sinopec Group Overseas Development
	2013 Ltd.	2.500%	10/17/18	235	236
[7]	Sinopec Group Overseas Development
	2013 Ltd.	4.375%	10/17/23	600	638
[7]	Sinopec Group Overseas Development
	2017 Ltd.	2.375%	4/12/20	985	985
	State Bank of India	4.125%	8/1/17	800	801
	State of Israel	4.000%	6/30/22	400	428
	State of Israel	2.875%	3/16/26	215	214
	State of Kuwait	2.750%	3/20/22	1,148	1,151
	State of Qatar	2.099%	1/18/18	700	698
	Statoil ASA	3.125%	8/17/17	175	175
	Statoil ASA	1.200%	1/17/18	1,225	1,223
	Statoil ASA	2.250%	11/8/19	500	503
	Sultanate of Oman	5.375%	3/8/27	200	204
	Svensk Exportkredit AB	1.125%	4/5/18	250	249
[7]	Temasek Financial I Ltd.	4.300%	10/25/19	250	263
	United Mexican States	3.625%	3/15/22	1,685	1,747

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United Mexican States	4.000%	10/2/23	115	120
Vnesheconombank Via VEB Finance plc	5.450%	11/22/17	100	101
YPF SA	8.875%	12/19/18	155	166
Total Sovereign Bonds (Cost $83,114)				83,917
Taxable Municipal Bonds (0.2%)
California Department of Water
Resources Water System Revenue
(Central Valley Project)	1.871%	12/1/19	5	5
California Department of Water
Resources Water System Revenue
(Central Valley Project)	1.871%	12/1/19	195	196
California GO	5.950%	3/1/18	650	668
California GO	6.200%	10/1/19	350	383
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.107%	7/1/18	150	151
George Washington University District
of Columbia GO	3.485%	9/15/22	200	207
Harris County TX Toll Road Revenue	1.361%	8/15/17	250	250
Illinois GO	5.665%	3/1/18	110	112
JobsOhio Beverage System Statewide
Liquor Profits Revenue	2.217%	1/1/19	150	151
Louisiana Local Government
Environmental Facilities & Community
Development Authority Revenue
2010-EGSL	3.220%	2/1/21	426	430
Louisiana Local Government
Environmental Facilities & Community
Development Authority Revenue
2010-ELL	3.450%	2/1/22	315	315
[6] Mississippi GO (Nissan North America,
Inc. Project)	1.750%	11/1/17	300	300
University of California Revenue	2.054%	5/15/18	100	101
University of California Revenue	1.745%	5/15/19	250	251
Total Taxable Municipal Bonds (Cost $3,487)				3,520

			Shares
Convertible Preferred Stocks (0.0%)
[10] Lehman Brothers Holdings Inc. Pfd.
(Cost $694)	7.250%		700	—
Temporary Cash Investments (3.8%)
Money Market Fund (0.4%)
[19] Vanguard Market Liquidity Fund	1.181%		58,833	5,884

			Face
Amount
			($000)
Certificates of Deposit (1.4%)
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	1.520%	8/9/17	2,895	2,896
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	1.570%	10/27/17	3,435	3,437
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	1.700%	1/26/18	2,200	2,203
Royal Bank of Canada
(New York Branch)	1.360%	10/5/17	2,865	2,866
Royal Bank of Canada
(New York Branch)	1.290%	10/27/17	4,600	4,599
Toronto Dominion Bank
(New York Branch)	1.350%	8/11/17	1,870	1,870
Wells Fargo Bank NA	1.320%	10/27/17	3,390	3,390
				21,261
Commercial Paper (2.0%)
[7,20] Commonwealth Bank of Australia	1.399%	9/1/17	1,640	1,637
[7,20] Danske Corp.	1.502%	8/28/17	1,055	1,053
[7,20] Danske Corp.	1.471%	10/16/17	1,160	1,155
[20] Electricite de France	1.543%	8/9/17	450	449
[7,20] Electricite de France	1.543%	8/10/17	115	115

[20] Electricite de France	1.906%	1/5/18	860	852
[7,20] Electricite de France	1.832%	1/10/18	600	595
[7,20] Energy Transfer Partners LP	2.212%	9/26/17	12,000	11,934
[7,20] Engie SA	1.490%	10/2/17	320	319
[7,20] Engie SA	1.490%	10/6/17	865	862
[7,20] Engie SA	1.543%	10/10/17	505	503
[7,20] Engie SA	1.543%	10/12/17	675	672
[7,20] Engie SA	1.543%	10/13/17	290	289
[7,20] Engie SA	1.544%	10/18/17	780	777
[7,20] Engie SA	1.543%	10/19/17	1,045	1,041
[7,20] Engie SA	1.543%	10/20/17	1,395	1,389
[7,20] Engie SA	1.544%	11/9/17	490	488
[7,20] Engie SA	1.544%	11/10/17	485	483
[7,20] Engie SA	1.544%	11/15/17	455	453
[7,20] Ford Motor Credit Co. LLC	2.051%	6/21/18	365	358
[20] Molson Coors Brewing Co.	1.765%	8/14/17	705	703
[20] Molson Coors Brewing Co.	1.765%	8/21/17	490	489
[7,20] Plains All American Pipeline LP	1.956%	8/4/17	125	125
[7,20] Plains All American Pipeline LP	1.986%	8/7/17	1,095	1,093
[20] Plains All American Pipeline LP	2.016%	8/11/17	1,225	1,222
[7,20] Plains All American Pipeline LP	2.263%	9/26/17	1,225	1,220
[7,20] Xcel Energy Inc.	1.610%	10/30/17	300	298
				30,574
Total Temporary Cash Investments (Cost $57,705)				57,719

Notional
Expiration Amount
	Counterparty	Date	($000)
Credit Default Swaptions Purchased (0.0%)
Call Swaptions on CDX-NA-IG-S28-V1
5-Year Index, Strike: 62.5%	CITNA	7/19/17	2,470	3
Put Swaptions on CDX-NA-IG-S28-V1
5-Year Index, Strike: 62.5%	CITNA	7/19/17	2,470	1
Put Swaptions on CDX-NA-IG-S28-V1
5-Year Index, Strike: 60%	GSCM	9/20/17	6,620	18
Total Credit Default Swaptions Purchased (Cost $12)				22
Total Investments (99.7%) (Cost $1,513,539) 1,518,846

		Contracts
Liabilities for Options Written (0.0%)
Written Options on Futures (0.0%)
Put Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $126.00		7/21/17	11	(9)
Put Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $124.50		8/25/17	27	(12)
Put Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $124.00		8/25/17	16	(5)
Total Options on Futures Written (Premiums Received $16)				(26)

Notional
Amount
			($000)
Written Swaptions on Credit Default Index (0.0%)
Put Swaptions on CDX-NA-IG-S28-V1
5-Year Index, Strike: 82.5%
(Premiums Received $12)	GSCM	9/20/17	9,930	(11)
Total Liabilities on Options Written (0.0%) (Premiums Received $28)				(37)

Vanguard Short-Term Investment-Grade Portfolio

Amount
($000)
Other Assets and Liabilities (0.3%)
Other Assets
Investment in Vanguard	100
Receivables for Investment Securities Sold	32,749
Receivables for Accrued Income	9,673
Receivables for Capital Shares Issued	367
Other Assets	2,162
Total Other Assets	45,051
Liabilities
Payables for Investment Securities Purchased	(35,201)
Payables for Capital Shares Redeemed	(2,065)
Payables to Vanguard	(1,026)
Other Liabilities	(2,060)
Total Liabilities	(40,352)
Net Assets (100%)
Applicable to 144,220,547 outstanding $.001 par value shares of beneficial interest (unlimited authorization) 1,523,508
Net Asset Value Per Share	$10.56

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,509,356
Undistributed Net Investment Income	10,511
Accumulated Net Realized Losses	(318)
Unrealized Appreciation (Depreciation)
Investment Securities	5,297
Futures Contracts	192
Options	1
Swap Contracts	(441)
Forward Currency Contracts	(1,104)
Foreign Currencies	14
Net Assets	1,523,508

• See Note A in Notes to Financial Statements.
1 Securities with a value of $594,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2 Securities with a value of $951,000 have been segregated as initial margin for open cleared swap contracts.
3 Securities with a value of $1,613,000 have been segregated as initial margin for open futures contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At June 30, 2017, the aggregate value of these securities was $232,084,000, representing 15.2% of net assets.
8 Security made only partial principal and/or interest payments during the period ended June 30, 2017.
9 Face amount denominated in Australian dollars.
10 Non-income-producing security—security in default.
11 Face amount denominated in British pounds.
12 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of June 30, 2017.
13 Face amount denominated in euro.
14 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
15 Guaranteed by multiple countries.
16 Guaranteed by the Government of Japan.
17 Guaranteed by the Kingdom of Saudi Arabia.
18 Guaranteed by the Republic of Turkey.
19 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
20 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other
“accredited investors.” At June 30, 2017, the aggregate value of these securities was $30,574,000, representing 2.0% of net assets.
CITNA—Citibank, N.A.
GO—General Obligation Bond.
GSCM—Goldman Sachs AG.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Interest[1]	16,289
Total Income	16,289
Expenses
The Vanguard Group—Note B
Investment Advisory Services	94
Management and Administrative	884
Marketing and Distribution	123
Custodian Fees	32
Shareholders’ Reports	26
Total Expenses	1,159
Net Investment Income	15,130
Realized Net Gain (Loss)
Investment Securities Sold[1]	283
Futures Contracts	(721)
Options	262
Swap Contracts	(1,190)
Foreign Currencies and
Forward Currency Contracts	(834)
Realized Net Gain (Loss)	(2,200)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	11,604
Futures Contracts	204
Options	(53)
Swap Contracts	(306)
Foreign Currencies and
Forward Currency Contracts	(2,553)
Change in Unrealized Appreciation
(Depreciation)	8,896
Net Increase (Decrease) in Net Assets
Resulting from Operations	21,826

1 Interest income and realized net gain (loss) from an affiliated company of the portfolio were $176,000 and $9,000, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,130	27,723
Realized Net Gain (Loss)	(2,200)	3,660
Change in Unrealized Appreciation (Depreciation)	8,896	4,244
Net Increase (Decrease) in Net Assets Resulting from Operations	21,826	35,627
Distributions
Net Investment Income	(28,981)	(25,187)
Realized Capital Gain[1]	(2,500)	—
Total Distributions	(31,481)	(25,187)
Capital Share Transactions
Issued	235,908	269,471
Issued in Lieu of Cash Distributions	31,481	25,187
Redeemed	(106,364)	(236,358)
Net Increase (Decrease) from Capital Share Transactions	161,025	58,300
Total Increase (Decrease)	151,370	68,740
Net Assets
Beginning of Period	1,372,138	1,303,398
End of Period[2]	1,523,508	1,372,138

Includes fiscal 2017 and 2016 short-term gain distributions totaling $2,500,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Net Assets—End of Period includes undistributed (overdistributed) net investment income of $10,511,000 and $26,144,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.63	$10.55	$10.63	$10.68	$10.89	$10.71
Investment Operations
Net Investment Income	.110[1]	.215	.207	.187	.190	.233
Net Realized and Unrealized Gain (Loss)
on Investments	.049	.068	(.088)	(.002)	(.075)	.232
Total from Investment Operations	.159	.283	.119	.185	.115	.465
Distributions
Dividends from Net Investment Income	(.211)	(.203)	(.197)	(.180)	(.235)	(.285)
Distributions from Realized Capital Gains	(.018)	—	(.002)	(.055)	(.090)	—
Total Distributions	(.229)	(.203)	(.199)	(.235)	(.325)	(.285)
Net Asset Value, End of Period	$10.56	$10.63	$10.55	$10.63	$10.68	$10.89

Total Return	1.51%	2.72%	1.12%	1.76%	1.08%	4.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,524	$1,372	$1,303	$1,265	$1,121	$1,059
Ratio of Total Expenses to
Average Net Assets	0.16%	0.16%	0.16%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.09%	2.05%	1.94%	1.88%	1.81%	2.18%
Portfolio Turnover Rate	93%	65%	74%	83%	112%	79%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

Vanguard Short-Term Investment-Grade Portfolio

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2017, the portfolio’s average investments in long and short futures contracts represented 12% and 10% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Vanguard Short-Term Investment-Grade Portfolio

4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended June 30, 2017, the portfolio’s average investment in forward currency contracts represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The portfolio enters into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

Vanguard Short-Term Investment-Grade Portfolio

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended June 30, 2017, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 4% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in cross currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The portfolio invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the portfolio loses an amount equal to the market value of the option written less the premium received.

Vanguard Short-Term Investment-Grade Portfolio

The portfolio invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The portfolio invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended June 30, 2017, the portfolio’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

9. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard Short-Term Investment-Grade Portfolio

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the portfolio had contributed to Vanguard capital in the amount of $100,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	309,561	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	250,693	—
Corporate Bonds	—	813,330	84
Sovereign Bonds	—	83,917	—
Taxable Municipal Bonds	—	3,520	—
Convertible Preferred Stocks	—	—	—
Temporary Cash Investments	5,884	51,835	—
Options Purchased	—	22	—
Liability for Options Written	(26)	(11)	—
Futures Contracts—Assets[1]	505	—	—
Futures Contracts—Liabilities[1]	(250)	—	—
Forward Currency Contracts—Assets	—	42	—
Forward Currency Contracts—Liabilities	—	(1,146)	—
Swap Contracts—Assets	52[1]	110	—
Swap Contracts—Liabilities	(4)[1]	(520)	—
Total	6,161	1,511,353	84
1 Represents variation margin on the last day of the reporting period.

D. At June 30, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options Purchased	—	—	22	22
Other Assets	550	42	117	709
Liability for Options Written	(26)	—	(11)	(37)
Other Liabilities	(252)	(1,146)	(522)	(1,920)

Vanguard Short-Term Investment-Grade Portfolio

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2017, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(721)	—	—	(721)
Options	248	—	14	262
Swap Contracts	(244)	5	(951)	(1,190)
Forward Currency Contracts	—	(1,594)	—	(1,594)
Realized Net Gain (Loss) on Derivatives	(717)	(1,589)	(937)	(3,243)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	204	—	—	204
Options	(64)	—	11	(53)
Swap Contracts	75	(336)	(45)	(306)
Forward Currency Contracts	—	(2,584)	—	(2,584)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	215	(2,920)	(34)	(2,739)

At June 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2017	1,335	157,311	(462)
2-Year U.S. Treasury Note	September 2017	429	92,711	(76)
Ultra 10-Year U.S. Treasury Note	September 2017	(542)	(73,068)	218
10-Year U.S. Treasury Note	September 2017	(299)	(37,534)	182
AUD 3-Year Treasury Bond	September 2017	(120)	(10,298)	63
Ultra Long U.S. Treasury Bond	September 2017	(58)	(9,621)	9
Euro-Bund	September 2017	(44)	(8,135)	131
Long Gilt	September 2017	(23)	(3,762)	64
Euro-Bobl	September 2017	(25)	(3,760)	37
30-Year U.S. Treasury Bond	September 2017	21	3,227	(3)
Euro-Buxl	September 2017	(7)	(1,307)	24
AUD 10-Year Treasury Bond	September 2017	(3)	(298)	5
				192

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 3-Year Treasury Bond and AUD 10-Year Treasury Bond futures contracts, is required to be treated as realized gain (loss) for tax purposes.

Vanguard Short-Term Investment-Grade Portfolio

At June 30, 2017, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

					Unrealized
	Contract				Appreciation
	Settlement		Contract Amount (000)		(Depreciation)
Counterparty	Date			Deliver	($000)
BNP Paribas	7/17/17	AUD	USD	912	10
Toronto Dominion Securities	7/17/17	MXN	USD	826	1
Citibank, N.A.	7/17/17	EUR	USD	574	9
JPMorgan Chase Bank N.A.	7/17/17	AUD	USD	528	6
Citibank, N.A.	7/17/17	AUD	USD	377	7
JPMorgan Chase Bank N.A.	7/17/17	MXN	USD	358	(4)
Goldman Sachs Bank AG	7/17/17	MXN	USD	259	—
JPMorgan Chase Bank N.A.	7/17/17	EUR	USD	250	1
Citibank, N.A.	7/17/17	MXN	USD	237	(2)
Barclays Capital	7/17/17	AUD	USD	227	3
Goldman Sachs Bank AG	7/17/17	EUR	USD	123	3
Goldman Sachs Bank AG	7/17/17	AUD	USD	76	1
Citibank, N.A.	7/17/17	USD	AUD	24,900	(351)
Goldman Sachs Bank AG	7/17/17	USD	AUD	19,850	(293)
BNP Paribas	7/17/17	USD	EUR	7,500	(143)
Bank of America, N.A.	7/17/17	USD	EUR	7,500	(153)
Goldman Sachs Bank AG	7/17/17	USD	GBP	4,990	(181)
Credit Suisse International	7/17/17	USD	MXN	27,244	(6)
Morgan Stanley Capital Services LLC	7/17/17	USD	AUD	1,845	(6)
JPMorgan Chase Bank, N.A.	7/17/17	USD	EUR	185	(4)
JPMorgan Chase Bank, N.A.	7/17/17	USD	AUD	170	(1)
JPMorgan Chase Bank, N.A.	7/17/17	USD	MXN	1,661	1
Morgan Stanley Capital Services LLC	7/17/17	USD	EUR	70	(2)
BNP Paribas	7/17/17	USD	MXN	1	—
					(1,104)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
MXN—Mexican peso.
USD—U.S. dollar.

At June 30, 2017, the portfolio had the following open swap contracts:
Centrally Cleared Credit Default Swaps
				Periodic
				Premium	Unrealized
			Notional	Received	Appreciation
Termination			Amount	(Paid)	(Depreciation)
Reference Entity	Date	Clearinghouse	($000)	(%)	($000)
Credit Protection Sold
CDX-NA-HY-S28-V1	6/20/22	ICE USD	2,466	5.000	1

Credit Protection Purchased
CDX-NA-IG-S28-V1	6/20/22	ICE USD	4,108	(1.000)	—
iTraxx Europe Crossover
Index-S27-V1	6/20/22	ICE EUR	1,200	(5.000)	(26)
iTraxx Europe Subordinated
Financials-S27-V1	6/20/22	ICE EUR	4,920	(1.000)	(29)
iTraxx Europe-S27-V1	6/20/22	ICE EUR	6,060	(1.000)	(64)
					(119)
EUR—Euro.
ICE—Intercontinental Exchange.
USD—U.S. dollar.

Vanguard Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway Inc./Aa2	6/20/21	JPMC	245	(1)	1.000	5
Berkshire Hathaway Inc./Aa2	6/20/21	GSI	160	(1)	1.000	3
Berkshire Hathaway Inc./Aa2	12/20/21	GSI	350	(3)	1.000	6
Berkshire Hathaway Inc./Aa2	6/20/22	BARC	835	(14)	1.000	6
Federation of Malaysia/A3	6/20/22	BARC	290	3	1.000	4
Federation of Malaysia/A3	6/20/22	GSI	220	1	1.000	2
General Electric Capital Corp./A1	12/20/19	DBAG	710	(7)	1.000	7
Hartford Financial Services
Group Inc./Baa2	3/20/18	GSCM	250	—	1.000	2
Kohls Corp./Baa2	6/20/21	GSI	160	4	1.000	—
Kohls Corp./Baa2	6/20/21	GSI	80	2	1.000	—
Kohls Corp./Baa2	6/20/21	GSI	80	2	1.000	—
Metlife Inc./A3	12/20/20	GSCM	350	—	1.000	7
Metlife Inc./A3	12/20/21	BARC	160	—	1.000	3
People’s Republic of China/A1	6/20/22	BARC	1,298	(11)	1.000	7
People’s Republic of China/A1	6/20/22	BNPSW	665	(6)	1.000	4
Republic of Chile/Aa3	6/20/22	BNPSW	1,085	(13)	1.000	3
Republic of Chile/Aa3	6/20/22	BARC	325	(3)	1.000	2
Republic of Chile/Aa3	6/20/22	CITNA	240	(2)	1.000	2
Republic of Indonesia/Baa3	6/20/22	BNPSW	475	6	1.000	2
Republic of Philippines/Baa2	6/20/22	BARC	440	(3)	1.000	1
Simon Property Group/A2	6/20/22	JPMC	255	—	1.000	1
Simon Property Group/A2	6/20/22	JPMC	170	—	1.000	1
						68

Credit Protection Purchased
Aetna Inc.	12/20/19	CSFBI	475	8	(1.000)	(3)
Aetna Inc.	6/20/20	GSCM	470	11	(1.000)	(2)
Altria Group Inc.	12/20/21	GSI	1,740	46	(1.000)	(14)
Altria Group Inc.	12/20/21	GSI	350	9	(1.000)	(3)
Altria Group Inc.	12/20/21	GSI	230	6	(1.000)	(2)
American International Group Inc.	6/20/20	BOANA	280	3	(1.000)	(3)
American International Group Inc.	6/20/20	BOANA	280	3	(1.000)	(3)
American International Group Inc.	12/20/20	GSCM	350	5	(1.000)	(3)
American International Group Inc.	12/20/20	GSCM	175	(2)	(1.000)	(6)
Autozone Inc.	12/20/20	GSCM	240	6	(1.000)	1
Banco Bilbao Vizcaya
Argentaria SA	6/20/21	BOANA	585	(3)	(1.000)	(14)
Bank of America Corp.	3/20/20	GSCM	520	4	(1.000)	(6)
Bank of China Ltd.	12/20/21	BNPSW	300	(1)	(1.000)	(5)
Bank of China Ltd.	6/20/22	BNPSW	665	—	(1.000)	(10)
Barclays Bank plc	6/20/22	BOANA	845[1]	18	(1.000)	(11)
Barclays Bank plc	6/20/22	CSFBI	845[1]	19	(1.000)	(11)
Barclays Bank plc	6/20/22	JPMC	425[1]	(6)	(1.000)	(10)
Barclays Bank plc	6/20/22	JPMC	420[1]	(7)	(1.000)	(10)
CMBX-NA-AAA-9	9/17/58	GSI	910	(34)	(0.500)	(21)
CMBX-NA-AAA-9	9/17/58	GSI	475	(28)	(0.500)	(21)

Vanguard Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
CMBX-NA-AAA-9	9/17/58	GSI	475	(17)	(0.500)	(10)
CMBX-NA-AAA-9	9/17/58	CSFBI	475	(17)	(0.500)	(10)
CMBX-NA-AAA-9	9/17/58	JPM	470	(24)	(0.500)	(17)
CMBX-NA-AAA-9	9/17/58	MSCS	470	(25)	(0.500)	(18)
CMBX-NA-AAA-9	9/17/58	DBAG	470	(27)	(0.500)	(20)
CMBX-NA-AAA-9	9/17/58	MSCS	470	(20)	(0.500)	(13)
CMBX-NA-AAA-9	9/17/58	JPM	460	(17)	(0.500)	(11)
CMBX-NA-AAA-9	9/17/58	DBAG	440	(17)	(0.500)	(11)
CMBX-NA-AAA-9	9/17/58	GSI	90	(4)	(0.500)	(2)
Commerzbank AG	6/20/21	BOANA	590	(5)	(1.000)	(15)
CVS Health Corp.	12/20/20	BOANA	240	6	(1.000)	—
CVS Health Corp.	12/20/20	BOANA	240	6	(1.000)	—
CVS Health Corp.	12/20/20	BOANA	120	2	(1.000)	(1)
CVS Health Corp.	12/20/20	BOANA	120	3	(1.000)	—
CVS Health Corp.	12/20/21	JPMC	700	18	(1.000)	—
CVS Health Corp.	12/20/21	BARC	465	14	(1.000)	2
CVS Health Corp.	12/20/21	BARC	160	5	(1.000)	—
EI du Pont de Nemours & Co.	12/20/20	JPMC	625	10	(1.000)	(8)
Engie SA	12/20/21	BNPSW	400[1]	6	(1.000)	(7)
Engie SA	6/20/22	JPMC	400[1]	9	(1.000)	(4)
Federal Express Corp.	12/20/18	GSCM	520	2	(1.000)	(5)
Federative Republic of Brazil	6/20/22	DBAG	815	(48)	(1.000)	2
Federative Republic of Brazil	6/20/22	BARC	645	(37)	(1.000)	2
Federative Republic of Brazil	6/20/22	BOANA	442	(26)	(1.000)	1
Federative Republic of Brazil	6/20/22	BNPSW	350	(22)	(1.000)	—
Federative Republic of Brazil	12/20/25	BOANA	578	(140)	(1.000)	(58)
Federative Republic of Brazil	12/20/25	GSCM	275	(62)	(1.000)	(23)
Lincoln National Corp.	6/20/21	BARC	80	(2)	(1.000)	(3)
Lincoln National Corp.	6/20/21	BARC	80	2	(1.000)	—
Lincoln National Corp.	12/20/21	BARC	160	—	(1.000)	(4)
McDonald’s Corp.	6/20/22	GSI	675	21	(1.000)	(4)
McKesson Corp.	3/20/19	JPMC	430	5	(1.000)	(2)
McKesson Corp.	3/20/19	JPMC	430	5	(1.000)	(2)
Metro AG	6/20/22	BARC	580[1]	(2)	(1.000)	1
Metro AG	6/20/22	BARC	415[1]	(1)	(1.000)	1
Metro AG	6/20/22	BARC	415[1]	(1)	(1.000)	—
Metro AG	6/20/22	BARC	250[1]	(1)	(1.000)	—
Metro AG	6/20/22	BARC	165[1]	—	(1.000)	—
Metro AG	6/20/22	BARC	165[1]	(1)	(1.000)	—
Metro AG	6/20/22	BARC	165[1]	—	(1.000)	1
PPG Industries Inc.	3/20/18	GSCM	240	1	(1.000)	(1)
Qantas Airways Ltd.	12/20/21	DBAG	160	(4)	(1.000)	(4)
Raytheon Co.	12/20/21	GSI	585	19	(1.000)	(4)
Raytheon Co.	12/20/21	GSI	580	19	(1.000)	(4)
Republic of Argentina	6/20/22	BOANA	200	16	(5.000)	1
Republic of Argentina	6/20/22	MSCS	200	16	(5.000)	—
Republic of Argentina	6/20/22	JPMC	200	15	(5.000)	—
Republic of Colombia	6/20/22	GSI	416	(7)	(1.000)	(1)

Vanguard Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Republic of Colombia	6/20/22	BARC	280	(6)	(1.000)	(1)
Republic of Korea	9/20/18	JPMC	200	—	(1.000)	(2)
Republic of Korea	6/20/22	BNPSW	490	12	(1.000)	1
Republic of Korea	6/20/22	GSI	60	2	(1.000)	—
Republic of South Africa	12/20/20	JPMC	550	(30)	(1.000)	(23)
Republic of Turkey	6/20/18	BNPSW	590	3	(1.000)	(1)
Republic of Turkey	3/20/19	BNPSW	485	—	(1.000)	(3)
Republic of Turkey	3/20/19	BNPSW	480	—	(1.000)	(3)
Republic of Turkey	12/20/19	GSCM	825	(11)	(1.000)	(12)
Republic of Turkey	12/20/19	GSCM	815	(10)	(1.000)	(12)
Republic of Turkey	6/20/20	BNPSW	615	—	(1.000)	2
Republic of Turkey	6/20/20	GSCM	500	—	(1.000)	2
Republic of Turkey	6/20/20	BNPSW	490	(2)	(1.000)	—
Republic of Turkey	6/20/22	BNPSW	735	(27)	(1.000)	3
Republic of Turkey	6/20/22	BNPSW	490	—	(1.000)	20
Republic of Turkey	6/20/22	GSCM	370	(14)	(1.000)	2
Royal Bank of Scotland plc	12/20/20	BNPSW	430	3	(1.000)	(7)
Societe General SA	12/20/21	JPMC	235	1	(1.000)	(6)
Standard Chartered Bank	12/20/21	JPMC	395	(1)	(1.000)	(12)
UniCredit SpA	6/20/22	JPMC	335	(25)	(1.000)	(2)
United Mexican States	12/20/18	DBAG	100	—	(1.000)	(1)
United Mexican States	6/20/22	JPMC	575	(4)	(1.000)	(1)
UnitedHealth Group Inc.	12/20/19	CSFBI	475	8	(1.000)	(4)
UnitedHealth Group Inc.	6/20/20	CSFBI	470	11	(1.000)	(3)
Wells Fargo & Co.	9/20/20	BOANA	620	8	(1.000)	(7)
						(478)
						(410)

The notional amount represents the maximum potential amount the portfolio could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 Notional amount denominated in euro.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
JPM—JP Morgan Securities.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

Vanguard Short-Term Investment-Grade Portfolio

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
9/20/18	9/20/17[1]	CME	9,975	1.500	(0.000)[2]	(3)
9/20/19	9/20/17[1]	CME	7,033	(1.750)	0.000[2]	7
9/20/20	9/20/17[1]	CME	1,094	1.750	(0.000)[2]	(2)
9/20/21	9/20/17[1]	CME	1,603	(2.000)	0.000[2]	5
11/30/21	10/4/17[1]	LCH	8,600	(1.855)	0.000[2]	24
11/30/21	10/4/17[1]	LCH	12,900	(1.866)	0.000[2]	31
9/20/22	9/20/17[1]	CME	767	(2.000)	0.000[2]	3
9/20/24	9/20/17[1]	CME	2,766	(2.250)	0.0002	22
						87

1 Forward interest rate swap. In a forward interest rate swap, the portfolio and the counterparty agree to make periodic net payments beginning on a specified future effective date.

2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

CME—Chicago Mercantile Exchange.

LCH—London Clearing House.

At June 30, 2017, counterparties had deposited in segregated accounts securities with a value of $298,000 in connection with open swap contracts and forward currency contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2017, the portfolio realized net foreign currency losses of $1,454,000 (including the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

At June 30, 2017, the cost of investment securities for tax purposes was $1,513,588,000. Net unrealized appreciation of investment securities for tax purposes was $5,236,000, consisting of unrealized gains of $10,931,000 on securities that had risen in value since their purchase and $5,695,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2017, the portfolio purchased $364,050,000 of investment securities and sold $332,310,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $351,980,000 and $284,329,000, respectively.

The following table summarizes the portfolio’s options on futures and swaptions contracts written during the six months ended June 30, 2017:

		Options on
	Futures Contracts			Swaptions
			Notional
			Amount of
		Premiums	Underlying	Premiums
	Number of	Received	Swap	Received
Options Written	Contracts	($000)	($000)	($000)
Balance at December 31, 2016	178	107	—	—
Options Written	1,683	476	31,650	41
Options Expired	(326)	(45)	(14,720)	(18)
Options Closed	(1,481)	(522)	(7,000)	(11)
Options Exercised	—	—	—	—
Balance at June 30, 2017	54	16	9,930	12

Vanguard Short-Term Investment-Grade Portfolio

G. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2017	December 31, 2016
	Shares	Shares
	(000)	(000)
Issued	22,214	25,364
Issued in Lieu of Cash Distributions	3,004	2,410
Redeemed	(10,031)	(22,278)
Net Increase (Decrease) in Shares Outstanding	15,187	5,496

At June 30, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 65% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	12/31/2016	6/30/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,015.14	$0.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	0.80

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Short-Term Investment-Grade Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory expenses were also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages for this portfolio.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard Short-Term Investment-Grade Portfolio

Vanguard Short-Term Investment-Grade Portfolio is not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Short-Term Investment-Grade Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Short-Term Investment-Grade Portfolio particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Short-Term Investment-Grade Portfolio with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Short-Term Investment-Grade Portfolio is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or Vanguard Short-Term Investment-Grade Portfolio or any owners or purchasers of Vanguard Short-Term Investment-Grade Portfolio. Barclays has no obligation to take the needs of Vanguard, Vanguard Short-Term Investment-Grade Portfolio or the owners of Vanguard Short-Term Investment-Grade Portfolio into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Short-Term Investment-Grade Portfolio to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of Vanguard Short-Term Investment-Grade Portfolio.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD SHORT-TERM INVESTMENT-GRADE PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS U.S. 1–5 YEAR CREDIT BOND INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. 1–5 YEAR CREDIT BOND INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. ©2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

Vanguard® Small Company Growth Portfolio

Advisors’ Report

Vanguard Small Company Growth Portfolio returned 11.23% for the six months ended June 30, 2017, ahead of the 10.63% return of its benchmark, the Russell 2500 Growth Index, but trailing the 11.58% average return of peer funds. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the half year and its effect on the portfolio’s positioning. These comments were prepared on July 19, 2017.

On another note, as of March, Granahan Investment Management, Inc., is no longer an advisor to the Small Company Growth Portfolio. The assets formerly managed by Granahan have been allocated among the portfolio’s two advisors: Vanguard Quantitative Equity Group and ArrowMark Partners.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of

Equity Research and Portfolio Strategies

The investment environment

The Federal Reserve increased the federal funds target rate in June to 1.00%–1.25%. It was just the fourth time the Fed has raised interest rates since the financial crisis of 2008–2009. Fed officials maintained their forecast of one more rate hike this year and three next year. GDP growth was 1.4% in the first quarter of 2017, down from 2.1% in the fourth quarter of 2016. Business investment, exports, consumer spending, and housing development contributed to growth, while inventory investment, government spending, and

Total Returns
Six Months Ended
June 30, 2017
Vanguard Small Company Growth Portfolio	11.23%
Russell 2500 Growth Index	10.63
Variable Insurance Small-Cap Growth Funds Average[1]	11.58

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Small-Cap Growth
	Portfolio	Funds Average
Small Company Growth Portfolio	0.37%	1.01%

imports hindered growth. Unemployment declined to 4.4% in June from 4.7% in December 2016. Labor force participation rose fractionally to 62.8% in June from 62.7% the month before and has shown no clear trend over the past year.

The dollar was the worst performer of the major currencies over the period, falling about 5.5% against those other currencies. It was the dollar’s sharpest decline over two quarters in six years as investors perceived that international growth is outpacing U.S. growth. Also, President Trump’s plans for tax overhaul, deregulation, and fiscal stimulus have faced political roadblocks. Improving global growth and the dollar’s weakness continued to boost emerging-market currencies. Brent crude oil prices fell to about $46 a barrel, and global inventories remained above five-year averages as U.S. production increased and OPEC exports hit a 2017 high, casting doubt on producer efforts to cut output.

The benchmark Russell 2500 Growth Index ended the period up 10.63%, with nine of 11 sectors recording positive returns. Growth stocks outpaced value stocks, while large- and mid-capitalization stocks surpassed their small-cap counterparts. Once expectations for global growth were reduced, investors were more willing to pay for growth stocks.

Investment objective and strategy

Although our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. Those fundamentals include high quality, management decisions, consistent earnings growth, strong market sentiment, and reasonable valuation.

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the Small Company Growth Portfolio’s annualized expense ratio was 0.35%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

\

Vanguard Small Company Growth Portfolio

Using these five themes, we generate a composite rank for all the stocks in our universe each day, seeking to capitalize on investor biases across the market. We then monitor our portfolio, based on those rankings, and adjust when appropriate to maximize expected return while minimizing exposure to risks that our research indicates do not improve returns (such as industry selection and other risks relative to our benchmark).

Our successes and shortfalls

Over the six months, our portfolio produced gains from our management decisions model and, to a lesser extent, our sentiment and growth models. However, our valuation model and, to a smaller degree, our quality model, detracted. Results exceeded the benchmark in three of 11 sectors and were strongest in materials, consumer staples, and financials. Information technology stocks hurt relative performance most, while industrials and consumer discretionary also lagged.

In information technology, top contributors Extreme Networks and Wix.com couldn’t offset significant disappointments from Cardtronics and Nutanix. Newfield Exploration, in energy, and Tailored Brands, in consumer discretionary, also subtracted from results. On a more positive note, OraSure Technologies in health care, Chemours in materials, and our underweight allocation to Rite Aid in consumer staples benefited the portfolio.

ArrowMark Partners

Portfolio Managers:

Chad Meade, Partner

Brian Schaub, CFA, Partner

U.S. stock markets posted strong gains during the period, largely on the belief that the Trump administration’s views on tax reform, infrastructure spending, and regulation would boost domestic growth. Expectations were tested in March as a failed effort in the U.S. House to repeal the Affordable Care Act led many to question

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Vanguard Quantitative Equity	48	739	Employs a quantitative approach that focuses on
Group			fundamental factors, using models that assess
			valuation, growth prospects, management decisions,
			market sentiment, and earnings and balance-sheet
			quality of companies as compared with their peers.
ArrowMark Partners	47	722	The firm uses in-depth fundamental research to
			uncover companies that, in its opinion, can control
			their own economic destiny. It starts by identifying
			businesses with strong competitive advantages in
			industries with high barriers to entry, then narrows
			the focus to companies with large potential markets
			and high-quality business models focused on the
			future. Finally, considerations are made for potential
			downside risk, resulting in a diversified portfolio of
			between 75 and 100 stocks.
Cash Investments	5	81	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

how fast pro-growth policies could be implemented. Other notable events included the Federal Reserve’s first two interest rate hikes of 2017, neither of which interrupted the upward trajectory of the market. Volatility remained scarce as the Russell 2500 Growth Index registered only two daily declines greater than 2% during the first six months of 2017. Though the lack of volatility during the period was a surprise, we continue to expect and prepare for a market pullback.

Our investment process prioritizes the management of risk over the opportunity for return. Our goal is to build an all-weather portfolio that can perform in a variety of market conditions. We look to build a portfolio that can mitigate capital losses on the downside and, secondarily, provide 100% upside participation during market recoveries. If and when volatility does pick up, we will look to add stocks with predictable and recurring revenue streams, strong competitive advantages, large addressable markets, and attractive risk/reward profiles.

Performance during the period was aided by a number of factors, most notably strong stock selection in the industrial, information technology, and health care sectors. Industrials was the largest contributor to performance, led by the commercial and professional services industry group. CEB, a provider of best-practice and technology insights to businesses in a wide range of industries, had been a longtime portfolio holding before being acquired by Gartner, another portfolio holding, at a 25% premium in January 2017. TriNet, a cloud-based professional employer organization targeting small and medium-sized businesses, benefited from a combination of improved pricing and expanding margins that resulted in significantly better-than-expected earnings for the first quarter.

Vanguard Small Company Growth Portfolio

Health care was the second-largest contributor, driven primarily by strong stock selection. Our continued focus on novel, differentiated products contributed to performance as Exact Sciences and Spectranetics registered strong gains. Exact Sciences continues to benefit from robust market adoption of its Cologuard product, a revolutionary diagnostic tool for colorectal cancer. Spectranetics was acquired by Philips at a 27% premium given its broad product portfolio and pending commercial launch of Stellarex, a drug-coated balloon. Despite the noise associated with the repeal-and-replace efforts on the Affordable Care Act, we will continue to focus on companies that can add value to patients, providers, and payers.

The consumer discretionary and materials sectors detracted from overall performance. The retailing subindustry felt significant pressure during the period, driven by a sharp slowdown in store traffic industrywide and the persistent threat that Amazon could turn all brick-and-mortar stores into rubble. Companies directly affected included Sally Beauty, a specialty distributor and retailer of beauty products to salons and consumers, and Hibbett Sports, a sporting goods retailer operating in rural markets across the Southeast, Southwest, and lower Midwest.

Our lack of exposure to materials also hurt performance as the sector returned 13% during the period. Given that materials stocks tend to have levered balance sheets and are more influenced by commodity price swings, we typically avoid this sector.

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

Vanguard Small Company Growth Portfolio

Portfolio Profile
As of June 30, 2017

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	386	1,436	3,800
Median Market Cap	$3.5B	$4.2B	$59.8B
Price/Earnings Ratio	24.4x	26.5x	21.2x
Price/Book Ratio	4.2x	4.7x	2.9x
Yield[3]	0.6%	0.8%	1.8%
Return on Equity	11.8%	11.7%	16.3%
Earnings Growth Rate	13.0%	13.9%	10.0%
Foreign Holdings	1.9%	0.0%	0.0%
Turnover Rate[4]	91%	—	—
Expense Ratio[5]	0.37%	—	—
Short-Term Reserves	1.4%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.80
Beta	1.05	1.27

Sector Diversification (% of equity exposure)
	Comparative Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	16.9%	15.5%	12.7%
Consumer Staples	1.7	2.3	8.0
Energy	1.4	1.6	5.6
Financials	7.4	7.3	15.0
Health Care	20.5	18.7	14.0
Industrials	21.7	18.5	10.8
Information Technology	23.3	24.4	21.4
Materials	3.5	6.6	3.3
Real Estate	2.8	3.9	4.1
Telecommunication
Services	0.4	0.8	1.9
Utilities	0.4	0.4	3.2

Ten Largest Holdings[6] (% of total net assets)

TriNet Group Inc.	Human Resource
	& Employment
	Services	1.6%
LPL Financial Holdings	Investment Banking
Inc.	& Brokerage	1.5
Cadence Design	Application
Systems Inc.	Software	1.4
ServiceMaster Global	Specialized
Holdings Inc.	Consumer Services	1.3
CDW Corp.	Technology
	Distributors	1.2
Sally Beauty	Specialty
Holdings Inc.	Stores	1.2
Sensata Technologies	Electrical
Holding NV	Components
	& Equipment	1.1
Carter’s Inc.	Apparel, Accessories
	& Luxury Goods	1.1
STERIS plc	Health Care
	Equipment	1.0
Clean Harbors Inc.	Environmental
	& Facilities Services	1.0
Top Ten		12.4%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 2500 Growth Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the Small Company Growth Portfolio’s annualized expense ratio was 0.35%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2006–June 30, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

	Inception Date	One Year	Five Years	Ten Years
Small Company Growth Portfolio	6/3/1996	26.33%	15.07%	8.74%

1 Six months ended June 30, 2017.
See Financial Highlights for dividend and capital gains information.

Vanguard Small Company Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.4%)[1]
Consumer Discretionary (16.0%)
*	ServiceMaster Global
	Holdings Inc.	523,247	20,506
*	Sally Beauty Holdings Inc.	911,424	18,456
	Carter’s Inc.	183,592	16,331
	Wolverine World Wide Inc.	494,058	13,839
^	Polaris Industries Inc.	136,193	12,561
	Dunkin’ Brands Group Inc.	194,053	10,696
*	Grand Canyon Education
	Inc.	131,576	10,317
	Domino’s Pizza Inc.	34,200	7,234
	Lear Corp.	46,907	6,665
	Dick’s Sporting Goods Inc.	158,379	6,308
*	Lululemon Athletica Inc.	103,873	6,198
	National CineMedia Inc.	819,136	6,078
*	Burlington Stores Inc.	54,173	4,983
	Bloomin’ Brands Inc.	220,768	4,687
	Monro Muffler Brake Inc.	111,050	4,636
*	iRobot Corp.	49,412	4,158
*	Taylor Morrison Home
	Corp. Class A	172,592	4,144
	Children’s Place Inc.	38,330	3,914
	Cheesecake Factory Inc.	76,309	3,838
	Brinker International Inc.	99,340	3,785
	Bob Evans Farms Inc.	51,539	3,702
^	Tailored Brands Inc.	322,441	3,598
*	Cooper-Standard Holdings
	Inc.	35,290	3,560
*	Sotheby’s	66,161	3,551
*	Scientific Games Corp.
	Class A	125,170	3,267
	Group 1 Automotive Inc.	51,460	3,258
*	Hibbett Sports Inc.	155,375	3,224
*	Five Below Inc.	65,207	3,219
*	Live Nation Entertainment
	Inc.	85,700	2,987
*	NVR Inc.	1,232	2,970
	Chico’s FAS Inc.	287,084	2,704
	Regal Entertainment
	Group Class A	126,178	2,582
*	MCBC Holdings Inc.	131,569	2,572
*	Dave & Buster’s
	Entertainment Inc.	38,004	2,528
	Tupperware Brands Corp.	34,721	2,438
	Cinemark Holdings Inc.	59,924	2,328
	Capella Education Co.	25,999	2,226
	Service Corp. International	63,915	2,138
	Strayer Education Inc.	22,763	2,122
	Brunswick Corp.	33,505	2,102
*	Malibu Boats Inc. Class A	73,920	1,912
*	American Axle &
	Manufacturing Holdings
	Inc.	97,507	1,521
	Sinclair Broadcast Group
	Inc. Class A	45,207	1,487
	Interpublic Group of Cos.
	Inc.	59,615	1,467
	Nutrisystem Inc.	26,439	1,376
^	Sturm Ruger & Co. Inc.	21,478	1,335

	Big Lots Inc.	27,496	1,328
	Ruth’s Hospitality Group
	Inc.	60,661	1,319
	Papa John’s International
	Inc.	15,592	1,119
*	MSG Networks Inc.	46,552	1,045
*	Panera Bread Co. Class A	2,673	841
	MDC Holdings Inc.	22,218	785
*	tronc Inc.	50,800	655
*	Visteon Corp.	6,260	639
	Culp Inc.	19,378	630
*	Weight Watchers
	International Inc.	18,045	603
	Bassett Furniture
	Industries Inc.	14,400	547
*	Pinnacle Entertainment Inc.	22,400	443
*	Century Communities Inc.	11,666	289
	Cable One Inc.	400	284
*	Potbelly Corp.	21,231	244
*	Select Comfort Corp.	5,365	190
*	Francesca’s Holdings Corp.	14,269	156
*	PICO Holdings Inc.	8,671	152
	H&R Block Inc.	4,758	147
			246,924
Consumer Staples (1.5%)
	Casey’s General Stores Inc.	49,196	5,269
*	HRG Group Inc.	247,315	4,380
*	US Foods Holding Corp.	78,423	2,134
*,^ Pilgrim’s Pride Corp.		92,268	2,022
	John B Sanfilippo & Son
	Inc.	30,770	1,942
	Nu Skin Enterprises Inc.
	Class A	21,431	1,347
	Ingles Markets Inc.
	Class A	38,400	1,279
	Omega Protein Corp.	63,481	1,136
	Fresh Del Monte Produce
	Inc.	21,112	1,075
	National Beverage Corp.	10,419	975
	Medifast Inc.	12,900	535
	Dean Foods Co.	25,698	437
	Coca-Cola Bottling Co.
	Consolidated	1,800	412
	Spectrum Brands Holdings
	Inc.	1,150	144
			23,087
Energy (1.2%)
*	Chesapeake Energy Corp.	834,931	4,150
*	Newfield Exploration Co.	137,779	3,921
*	Dril-Quip Inc.	72,565	3,541
*	RigNet Inc.	195,391	3,136
*,^ Sanchez Energy Corp.		212,115	1,523
	RPC Inc.	36,968	747
*	Ultra Petroleum Corp.	35,643	387
*	Laredo Petroleum Inc.	28,155	296
	CVR Energy Inc.	11,044	240
*	Southwestern Energy Co.	36,536	222
*	Abraxas Petroleum Corp.	113,400	184
			18,347

Financials (6.4%)
	LPL Financial Holdings Inc.	539,305	22,899
	WisdomTree Investments
	Inc.	803,506	8,171
	MSCI Inc. Class A	67,953	6,998
	Financial Engines Inc.	179,582	6,573
	CBOE Holdings Inc.	62,049	5,671
	Bank of the Ozarks	120,289	5,638
	Primerica Inc.	65,456	4,958
*	Essent Group Ltd.	127,110	4,721
	Evercore Partners Inc.
	Class A	66,609	4,696
*	Walker & Dunlop Inc.	83,927	4,098
	Lazard Ltd. Class A	83,347	3,861
*	SVB Financial Group	17,855	3,139
	East West Bancorp Inc.	36,372	2,131
*	INTL. FCStone Inc.	55,001	2,077
*	World Acceptance Corp.	27,446	2,056
	Universal Insurance
	Holdings Inc.	80,754	2,035
	Legg Mason Inc.	46,232	1,764
	National Bank Holdings
	Corp. Class A	51,100	1,692
*	Nationstar Mortgage
	Holdings Inc.	83,790	1,499
*	Regional Management Corp.	51,700	1,222
	Assurant Inc.	8,717	904
*	Credit Acceptance Corp.	2,274	585
	Houlihan Lokey Inc. Class A	13,200	461
	GAMCO Investors Inc.
	Class A	5,800	172
			98,021
Health Care (19.5%)
	STERIS plc	197,021	16,057
*	INC Research Holdings Inc.
	Class A	268,472	15,706
	Cooper Cos. Inc.	54,992	13,166
*	Spectranetics Corp.	257,342	9,882
*	Prestige Brands Holdings
	Inc.	183,266	9,678
*	MEDNAX Inc.	147,719	8,918
*	Exact Sciences Corp.	230,642	8,158
*	Catalent Inc.	214,297	7,522
*	athenahealth Inc.	53,325	7,495
*	Medidata Solutions Inc.	89,083	6,966
*	WellCare Health Plans Inc.	37,453	6,725
*	Exelixis Inc.	256,536	6,318
*,^ Novadaq Technologies Inc.		532,772	6,244
*	Veeva Systems Inc.
	Class A	97,296	5,965
*,^ Revance Therapeutics Inc.		219,197	5,787
*	Charles River Laboratories
	International Inc.	56,600	5,725
*	DexCom Inc.	77,874	5,697
*	Nevro Corp.	72,047	5,362
*	Masimo Corp.	58,011	5,289
*,^ Juno Therapeutics Inc.		174,886	5,227
*	Bluebird Bio Inc.	49,441	5,194
	Chemed Corp.	25,367	5,188
	Hill-Rom Holdings Inc.	64,303	5,119
*	Alnylam Pharmaceuticals
	Inc.	63,382	5,055
*	Insulet Corp.	95,929	4,922
*	PRA Health Sciences Inc.	65,173	4,889
*	OraSure Technologies Inc.	245,822	4,243
*	Neurocrine Biosciences Inc.	91,913	4,228
*	HealthEquity Inc.	83,173	4,145
*	DBV Technologies SA ADR	114,001	4,071
*	Align Technology Inc.	27,049	4,061
*	Array BioPharma Inc.	482,483	4,038
*	Quintiles IMS Holdings Inc.	45,017	4,029

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Hologic Inc.	88,264	4,005
*	IDEXX Laboratories Inc.	24,258	3,916
*,^ Endologix Inc.		799,023	3,883
*	Evolent Health Inc. Class A	150,517	3,816
	Bruker Corp.	129,622	3,738
*	Cardiovascular Systems Inc.	114,493	3,690
*	ABIOMED Inc.	25,544	3,660
*	Inogen Inc.	38,042	3,630
	PerkinElmer Inc.	52,855	3,602
	Patterson Cos. Inc.	76,332	3,584
*	Atara Biotherapeutics Inc.	235,339	3,295
*	FibroGen Inc.	100,846	3,257
*	Mettler-Toledo International
	Inc.	5,291	3,114
*	Quidel Corp.	97,914	2,657
*	BioCryst Pharmaceuticals
	Inc.	446,349	2,482
*	Cotiviti Holdings Inc.	64,189	2,384
*	Medpace Holdings Inc.	74,781	2,169
	HealthSouth Corp.	42,949	2,079
*	Coherus Biosciences Inc.	137,755	1,977
*	Emergent BioSolutions Inc.	56,741	1,924
*	United Therapeutics Corp.	14,745	1,913
*	Spectrum Pharmaceuticals
	Inc.	252,617	1,882
*	Cytokinetics Inc.	141,455	1,712
*	Heska Corp.	16,715	1,706
*	Ionis Pharmaceuticals Inc.	23,435	1,192
*	Progenics Pharmaceuticals
	Inc.	170,110	1,155
*,^ ImmunoGen Inc.		134,547	957
	LeMaitre Vascular Inc.	27,958	873
*	Vanda Pharmaceuticals Inc.	50,700	826
	Phibro Animal Health Corp.
	Class A	19,269	714
*	Amphastar Pharmaceuticals
	Inc.	38,200	682
*	Rigel Pharmaceuticals Inc.	243,981	666
*	Corcept Therapeutics Inc.	48,956	578
*	Infinity Pharmaceuticals Inc.	226,677	356
*	Ophthotech Corp.	123,973	317
*	Agenus Inc.	76,200	298
*	Genomic Health Inc.	7,500	244
*	Tivity Health Inc.	3,868	154
*	QIAGEN NV	4,411	148
^	Merrimack Pharmaceuticals
	Inc.	106,900	133
			300,437
Industrials (20.7%)
*	TriNet Group Inc.	734,488	24,047
*	Sensata Technologies
	Holding NV	412,039	17,602
*	Clean Harbors Inc.	284,288	15,872
*	Kirby Corp.	175,119	11,707
	Heartland Express Inc.	561,732	11,695
	HEICO Corp. Class A	184,518	11,449
	Forward Air Corp.	214,778	11,443
^	Wabtec Corp.	125,027	11,440
	Multi-Color Corp.	128,625	10,496
*	Proto Labs Inc.	144,463	9,715
	Tennant Co.	120,245	8,874
	MSC Industrial Direct Co.
	Inc. Class A	91,739	7,886
	Kennametal Inc.	200,509	7,503
*	United Rentals Inc.	66,432	7,488
^	Ritchie Bros Auctioneers
	Inc.	236,055	6,784
	Toro Co.	94,188	6,526
	Huntington Ingalls
	Industries Inc.	32,752	6,097

	Allegion plc	69,701	5,654
*	MasTec Inc.	116,900	5,278
	Brink’s Co.	76,551	5,129
	John Bean Technologies
	Corp.	50,772	4,976
	Donaldson Co. Inc.	104,399	4,754
*	Advisory Board Co.	90,587	4,665
*	Hawaiian Holdings Inc.	94,093	4,418
*	Saia Inc.	81,692	4,191
	Wabash National Corp.	186,795	4,106
	Spirit AeroSystems
	Holdings Inc. Class A	70,633	4,092
	Woodward Inc.	59,570	4,026
	Argan Inc.	66,826	4,010
	Allison Transmission
	Holdings Inc.	104,357	3,914
*	Trex Co. Inc.	57,550	3,894
	General Cable Corp.	237,518	3,883
*	Univar Inc.	130,642	3,815
	Quad/Graphics Inc.	166,337	3,812
	Global Brass & Copper
	Holdings Inc.	122,615	3,746
	EnerSys	51,300	3,717
*	TrueBlue Inc.	127,502	3,379
*	Swift Transportation Co.	124,768	3,306
*	Atkore International Group
	Inc.	146,200	3,297
	LSC Communications Inc.	150,013	3,210
	Graco Inc.	27,901	3,049
*	Continental Building
	Products Inc.	117,457	2,737
*	Ply Gem Holdings Inc.	149,460	2,683
*	XPO Logistics Inc.	41,146	2,659
*	Meritor Inc.	159,512	2,649
	Robert Half International
	Inc.	47,979	2,300
	Greenbrier Cos. Inc.	41,217	1,906
	Kimball International Inc.
	Class B	88,930	1,484
	Brady Corp. Class A	41,908	1,421
*	Moog Inc. Class A	16,600	1,191
	Applied Industrial
	Technologies Inc.	19,628	1,159
	Landstar System Inc.	13,137	1,124
*	Roadrunner Transportation
	Systems Inc.	149,085	1,084
*	Quanta Services Inc.	31,747	1,045
*	YRC Worldwide Inc.	86,118	958
	Curtiss-Wright Corp.	9,286	852
	Copa Holdings SA Class A	7,197	842
	Insteel Industries Inc.	25,452	839
*	SP Plus Corp.	23,211	709
	Supreme Industries Inc.
	Class A	40,279	663
	Rollins Inc.	15,800	643
*	SPX Corp.	24,554	618
	Kforce Inc.	30,457	597
*	Rush Enterprises Inc.
	Class A	14,028	522
	Barrett Business Services
	Inc.	8,700	498
*	Neff Corp. Class A	25,589	486
	Raven Industries Inc.	13,100	436
*	JetBlue Airways Corp.	14,133	323
*	TriMas Corp.	13,366	279
*	Sparton Corp.	11,500	253
*	Sterling Construction Co.
	Inc.	13,830	181
*	Aerojet Rocketdyne
	Holdings Inc.	8,653	180

	Lincoln Electric Holdings
	Inc.	1,646	152
	Air Lease Corp. Class A	3,929	147
			318,565
Information Technology (22.1%)
*	Cadence Design Systems
	Inc.	623,101	20,868
	CDW Corp.	300,048	18,762
	SS&C Technologies
	Holdings Inc.	393,907	15,130
*	2U Inc.	282,684	13,264
	MAXIMUS Inc.	200,614	12,564
*	Trimble Inc.	323,214	11,529
*	Shutterstock Inc.	236,626	10,430
*	RealPage Inc.	268,959	9,669
*	Gartner Inc.	62,964	7,777
*	Descartes Systems Group
	Inc.	313,658	7,638
*	Callidus Software Inc.	311,622	7,541
*	Advanced Micro Devices
	Inc.	558,507	6,970
*	New Relic Inc.	156,165	6,717
*	Stratasys Ltd.	280,074	6,528
*,^ Cimpress NV		66,303	6,268
	CSRA Inc.	185,744	5,897
*	NCR Corp.	136,081	5,558
*	3D Systems Corp.	294,147	5,501
*	CoStar Group Inc.	20,653	5,444
*	Square Inc.	231,654	5,435
*	Zebra Technologies Corp.	53,681	5,396
	Booz Allen Hamilton
	Holding Corp. Class A	162,932	5,302
*	Cirrus Logic Inc.	84,065	5,273
*	Itron Inc.	70,872	4,802
*	Euronet Worldwide Inc.	53,569	4,680
	Science Applications
	International Corp.	67,045	4,654
*	Ciena Corp.	184,920	4,627
*	ChannelAdvisor Corp.	389,271	4,496
*	Unisys Corp.	337,901	4,325
*	Barracuda Networks Inc.	177,610	4,096
*	Box Inc.	223,525	4,077
*	Extreme Networks Inc.	435,854	4,019
	Travelport Worldwide Ltd.	289,502	3,984
*	Carbonite Inc.	182,264	3,973
*	TrueCar Inc.	198,283	3,952
*	Five9 Inc.	183,408	3,947
	TeleTech Holdings Inc.	96,574	3,940
*	Match Group Inc.	220,770	3,837
*	Zillow Group Inc. Class A	77,398	3,780
*	GoDaddy Inc. Class A	88,305	3,746
*	ON Semiconductor Corp.	264,672	3,716
*	Synaptics Inc.	70,891	3,666
*	Aspen Technology Inc.	65,664	3,629
*	A10 Networks Inc.	408,891	3,451
	Teradyne Inc.	113,659	3,413
*	Amkor Technology Inc.	345,913	3,380
	Hackett Group Inc.	197,182	3,056
*	Blucora Inc.	137,656	2,918
*	SPS Commerce Inc.	45,496	2,901
*	Wix.com Ltd.	40,759	2,837
*	Teradata Corp.	95,079	2,804
	CSG Systems International
	Inc.	51,377	2,085
*	Sykes Enterprises Inc.	61,898	2,075
*	Workiva Inc.	104,018	1,982
*	RingCentral Inc. Class A	51,073	1,867
*	TTM Technologies Inc.	101,628	1,764
	Avnet Inc.	43,101	1,676
*	Arista Networks Inc.	9,322	1,396

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Lumentum Holdings Inc.	24,146	1,377
*	Ultra Clean Holdings Inc.	61,487	1,153
*	Care.com Inc.	74,000	1,117
*	Cardtronics plc Class A	28,578	939
*	Everi Holdings Inc.	121,819	887
	Pegasystems Inc.	14,704	858
*	Eastman Kodak Co.	91,893	836
*	Avid Technology Inc.	156,948	826
*	Take-Two Interactive
	Software Inc.	11,035	810
*,^ Nutanix Inc.		39,970	805
*	Rosetta Stone Inc.	67,179	724
*	Bazaarvoice Inc.	127,769	632
	SYNNEX Corp.	5,118	614
*	PFSweb Inc.	73,268	605
*	ePlus Inc.	6,834	506
*	Super Micro Computer Inc.	18,800	463
*	IAC/InterActiveCorp	4,017	415
	Leidos Holdings Inc.	7,089	366
*	CommerceHub Inc. Class A	19,300	336
*	KEMET Corp.	24,120	309
*	Plexus Corp.	4,837	254
*	Brightcove Inc.	39,600	245
*	MINDBODY Inc. Class A	8,700	237
*	Varonis Systems Inc.	6,000	223
*	Radisys Corp.	52,098	196
*	Exa Corp.	13,800	190
*	ShoreTel Inc.	30,684	178
*	CommerceHub Inc.	9,200	160
*	Coherent Inc.	581	131
	Brooks Automation Inc.	5,804	126
			341,530
Materials (3.2%)
	Chemours Co.	166,054	6,297
*	Owens-Illinois Inc.	222,425	5,320
*	Louisiana-Pacific Corp.	203,934	4,917
	Huntsman Corp.	182,931	4,727
	Trinseo SA	64,901	4,459
	Steel Dynamics Inc.	121,262	4,342
	Silgan Holdings Inc.	122,894	3,906
	Rayonier Advanced
	Materials Inc.	217,430	3,418
*	Koppers Holdings Inc.	91,813	3,319
*	Crown Holdings Inc.	44,899	2,679
	Packaging Corp. of America	14,095	1,570
	Innophos Holdings Inc.	33,517	1,469
	KMG Chemicals Inc.	19,545	951
	American Vanguard Corp.	40,500	699
	Worthington Industries Inc.	10,097	507
	Kronos Worldwide Inc.	18,251	332
*	AdvanSix Inc.	4,948	155
			49,067
Other (0.0%)
*	NuPathe Inc. CVR	345,900	—

Real Estate (2.3%)
	National Storage Affiliates
	Trust	315,246	7,285
	Ryman Hospitality
	Properties Inc.	72,943	4,669
	Sabra Health Care REIT Inc.	165,260	3,983
^	Omega Healthcare
	Investors Inc.	120,609	3,982
	GEO Group Inc.	132,070	3,905
	Senior Housing Properties
	Trust	172,883	3,534
	Outfront Media Inc.	110,416	2,553
	STAG Industrial Inc.	66,861	1,845
	Colony NorthStar Inc.
	Class A	111,878	1,576
	Potlatch Corp.	34,004	1,554
	Washington Prime Group
	Inc.	80,469	674
	Hersha Hospitality Trust
	Class A	13,825	256
	Universal Health Realty
	Income Trust	2,900	231
			36,047
Telecommunication Services (0.3%)
*	Boingo Wireless Inc.	148,199	2,217
*	Zayo Group Holdings Inc.	63,438	1,960
	Windstream Holdings Inc.	234,972	912
			5,089
Utilities (0.2%)
	NRG Energy Inc.	68,034	1,171
	Ormat Technologies Inc.	18,828	1,105
^	Spark Energy Inc. Class A	29,840	561
			2,837
Total Common Stocks
(Cost $1,278,311)			1,439,951
Temporary Cash Investments (8.1%)[1]
Money Market Fund (7.8%)
[2,3] Vanguard Market Liquidity
	Fund, 1.181%	1,210,519	121,076

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.3%)
[4]	United States Treasury Bill,
	0.918%, 9/14/17	1,600	1,597
[4]	United States Treasury Bill,
	0.923%, 9/21/17	600	599
[4]	United States Treasury Bill,
	0.980%–1.003%, 10/5/17	2,300	2,294
			4,490
Total Temporary Cash Investments
(Cost $125,562)			125,566
Total Investments (101.5%)
(Cost $1,403,873)			1,565,517

Market
Value•
($000)
Other Assets and Liabilities (-1.5%)
Other Assets[3]	2,568
Liabilities[3]	(25,704)
(23,136)
Net Assets (100%)
Applicable to 69,540,959 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,542,381
Net Asset Value Per Share	$22.18

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	1,444,441
Affiliated Vanguard Funds	121,076
Total Investments in Securities	1,565,517
Investment in Vanguard	100
Receivables for Investment
Securities Sold	749
Receivables for Accrued Income	545
Receivables for Capital Shares Issued	545
Other Assets[3]	629
Total Assets	1,568,085
Liabilities
Payables for Investment Securities
Purchased	2,576
Collateral for Securities on Loan	19,793
Payables to Investment Advisor	371
Payables for Capital Shares Redeemed	1,000
Payables to Vanguard	1,666
Other Liabilities	298
Total Liabilities	25,704
Net Assets	1,542,381

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,251,653
Undistributed Net Investment Income	1,949
Accumulated Net Realized Gains	127,545
Unrealized Appreciation (Depreciation)
Investment Securities	161,644
Futures Contracts	(410)
Net Assets	1,542,381

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $19,099,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.8% and 2.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $19,793,000 of collateral received for securities on loan, of which $595,000 is held in cash.
4 Securities with a value of $4,190,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Dividends[1]	5,438
Interest[1]	459
Securities Lending—Net	386
Total Income	6,283
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,102
Performance Adjustment	26
The Vanguard Group—Note C
Management and Administrative	1,236
Marketing and Distribution	111
Custodian Fees	25
Shareholders’ Reports	45
Trustees’ Fees and Expenses	1
Total Expenses	2,546
Net Investment Income	3,737
Realized Net Gain (Loss)
Investment Securities Sold[1]	123,767
Futures Contracts	3,043
Foreign Currencies	3
Realized Net Gain (Loss)	126,813
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	25,131
Futures Contracts	477
Change in Unrealized Appreciation
(Depreciation)	25,608
Net Increase (Decrease) in Net Assets
Resulting from Operations	156,158

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $0, $444,000, and $9,397,000, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,737	7,352
Realized Net Gain (Loss)	126,813	100,817
Change in Unrealized Appreciation (Depreciation)	25,608	70,278
Net Increase (Decrease) in Net Assets Resulting from Operations	156,158	178,447
Distributions
Net Investment Income	(7,204)	(4,424)
Realized Capital Gain[1]	(99,295)	(112,327)
Total Distributions	(106,499)	(116,751)
Capital Share Transactions
Issued	100,708	162,394
Issued in Lieu of Cash Distributions	106,499	116,751
Redeemed	(111,900)	(199,340)
Net Increase (Decrease) from Capital Share Transactions	95,307	79,805
Total Increase (Decrease)	144,966	141,501
Net Assets
Beginning of Period	1,397,415	1,255,914
End of Period[2]	1,542,381	1,397,415

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $33,769,000 and $5,320,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,949,000 and $5,413,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.50	$20.79	$24.14	$26.90	$20.08	$17.89
Investment Operations
Net Investment Income	.056	.116	.078	.085	.073	.155
Net Realized and Unrealized Gain (Loss)
on Investments	2.265	2.547	(.577)	.610	8.674	2.462
Total from Investment Operations	2.321	2.663	(.499)	.695	8.747	2.617
Distributions
Dividends from Net Investment Income	(.111)	(.074)	(.087)	(.075)	(.160)	(.045)
Distributions from Realized Capital Gains	(1.530)	(1.879)	(2.764)	(3.380)	(1.767)	(.382)
Total Distributions	(1.641)	(1.953)	(2.851)	(3.455)	(1.927)	(.427)
Net Asset Value, End of Period	$22.18	$21.50	$20.79	$24.14	$26.90	$20.08

Total Return	11.23%	14.94%	-2.75%	3.38%	46.54%	14.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,542	$1,397	$1,256	$1,329	$1,406	$910
Ratio of Total Expenses to
Average Net Assets[1]	0.35%	0.36%	0.37%	0.39%	0.38%	0.38%
Ratio of Net Investment Income to
Average Net Assets	0.53%	0.58%	0.33%	0.34%	0.32%	0.78%
Portfolio Turnover Rate	91%	91%	57%	43%	64%	61%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.01%), 0.01%, 0.01%, and 0.02%.

Notes to Financial Statements

Vanguard Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

Vanguard Small Company Growth Portfolio

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2017, the portfolio’s average investments in long and short futures contracts represented 5% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

Vanguard Small Company Growth Portfolio

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. ArrowMark Colorado Holdings, LLC (formerly Arrowpoint Asset Management, LLC), provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee of ArrowMark Colorado Holdings, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since March 31, 2016. Until March 2017, a portion of the portfolio was managed by Granahan Investment Management, Inc. The basic fee paid to Granahan Investment Management, Inc., was subject to quarterly adjustments based on performance relative to the Russell 2000 Growth Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $364,000 for the six months ended June 30, 2017.

For the six months ended June 30, 2017, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before an increase of $26,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the portfolio had contributed to Vanguard capital in the amount of $100,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,439,951	—	—
Temporary Cash Investments	121,076	4,490	—
Futures Contracts—Liabilities[1]	(219)	—	—
Total	1,560,808	4,490	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Small Company Growth Portfolio

E. At June 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2017	1,184	83,727	(410)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2017, the cost of investment securities for tax purposes was $1,403,873,000. Net unrealized appreciation of investment securities for tax purposes was $161,644,000, consisting of unrealized gains of $212,003,000 on securities that had risen in value since their purchase and $50,359,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2017, the portfolio purchased $809,799,000 of investment securities and sold $847,573,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2017	December 31, 2016
	Shares	Shares
	(000)	(000)
Issued	4,577	8,177
Issued in Lieu of Cash Distributions	5,074	6,660
Redeemed	(5,096)	(10,263)
Net Increase (Decrease) in Shares Outstanding	4,555	4,574

At June 30, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 49% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	12/31/2016	6/30/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,112.28	$1.83
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.06	1.76

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Small Company Growth Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Small Company Growth Portfolio has renewed the portfolio’s investment advisory arrangement with ArrowMark Colorado Holdings, LLC (formerly known as Arrowpoint Asset Management, LLC) (ArrowMark Partners), and The Vanguard Group, Inc. (Vanguard)—through its Quantitative Equity Group. The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders. Please note that in February, the portfolio’s trustees modified its investment advisory arrangement. Granahan Investment Management, Inc., no longer serves as one of the portfolio’s advisors.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following: ArrowMark Partners. Founded in 2007, ArrowMark Partners offers a wide range of investment strategies, including equity, fixed income, and structured products to institutional, high net-worth, and retail investors. ArrowMark Partners uses in-depth, fundamental research to uncover companies that it believes can control their own economic destiny. These are companies with strong competitive advantages, high barriers to entry, large potential markets for their products, and high-quality business focused on future growth. In evaluating companies and constructing the portfolio, ArrowMark places significant emphasis on understanding risk in the belief that avoiding large mistakes is the key to success in small-cap investing. ArrowMark Partners has managed a portion of the portfolio since 2016.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval and continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory expense rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages for this portfolio.

Vanguard Small Company Growth Portfolio

The board did not consider the profitability of ArrowMark Partners in determining whether to approve the advisory fee, because the firm is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for shareholders.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate with ArrowMark Partners without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Vanguard Small Company Growth Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Vanguard® Total Bond Market Index Portfolio

Interest rates were pulled in different directions during the half year ended June 30, 2017, but bond prices overall ended higher than where they started. Vanguard Total Bond Market Index Portfolio returned 2.35% for the six months. Its performance was in line with that of its benchmark, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and a few steps behind the average return of its peer group.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of June 30, the portfolio’s 30-day SEC yield was 2.27%, a little lower than its level of 2.33% at the end of 2016.

Tighter monetary policy pushed up short-term rates

The Federal Reserve raised interest rates twice during the half year, in March and again in June. Together, those increases lifted the range for the federal funds target rate by a half percentage point, to 1%–1.25%. Because the Fed telegraphed the moves well in advance as part of its gradual approach to normalizing monetary policy, the market’s response was a measured rise in short-term rates.

The 2-year U.S. Treasury note, for example, rose 19 basis points over the six months, to 1.38%. (A basis point is one one-hundredth of a percentage point.)

The longer-term outlook dimmed for growth and inflation

After the U.S. presidential election, the markets quickly priced in expectations that the new administration’s agenda—including for increased infrastructure spending and cuts to corporate and personal income taxes—would lead to faster growth and higher inflation. Since then, uncertainty has grown about whether and when those policies might get implemented, and that has led to longer-term rates moving lower.

Geopolitical concerns most likely played a part as well with a number of elections taking place in Europe, Brexit negotiations getting under way, and tensions flaring at times in the Middle East and Asia. Although hawkish comments from central bankers overseas led to a slight rise in U.S. rates near the end of the period, the bellwether 10-year Treasury note finished the half year down 14 basis points, at 2.31%.

Among market segments, corporate bonds outperformed

Treasuries, which make up the largest slice of the portfolio, returned close to 2%. Long-term Treasuries returned more than

Total Returns
Six Months Ended
June 30, 2017
Vanguard Total Bond Market Index Portfolio	2.35%
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	2.35
Variable Insurance Core Bond Funds Average[1]	2.52

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Core Bond Funds
	Portfolio[2]	Average[3]
Total Bond Market Index Portfolio	0.15%	0.73%

5%, with the bulk of that coming from a rise in prices. (Bond yields and prices move in opposite directions).

Government mortgage-backed securities returned a little more than 1%. That underperformance versus Treasuries may have been due in part to concerns about prepayment risk, given that longer-term rates were falling.

Investment-grade corporate bonds returned close to 4%, with long-term bonds in this segment also outperforming, returning well over 6%. The average spread in corporate bond yields versus Treasuries finished the period a little tighter. By sector, bonds issued by industrial companies and utilities outpaced those of financial institutions. By credit quality, results were mixed.

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the portfolio’s annualized expense ratio was 0.15%.

3 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Total Bond Market Index Portfolio

Portfolio Profile
As of June 30, 2017

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Bonds	6,227	9,347
Yield [2]	2.3%	2.5%
Yield to Maturity	2.5%[3]	2.5%
Average Coupon	3.0%	3.0%
Average Effective Maturity	8.3 years	8.3 years
Average Duration	6.1 years	6.1 years
Expense Ratio [4]	0.15%	—
Short-Term Reserves	2.4%	—

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared	0.99
Beta	1.04

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	0.3%
1–3 Years	23.2
3–5 Years	20.5
5–10 Years	39.1
10–20 Years	3.9
20–30 Years	12.5
Over 30 Years	0.5

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	2.1%
Finance	8.7
Foreign	5.6
Government Mortgage-Backed	21.2
Industrial	16.8
Treasury/Agency	43.6
Utilities	1.9
Other	0.1

Distribution by Credit Quality (% of portfolio)

U.S. Government	64.7%
Aaa	5.3
Aa	3.9
A	11.5
Baa	14.6

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Bloomberg Barclays U.S. Aggregate Float Adjusted Index.
2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
3 Before expenses.
4 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the portfolio’s annualized expense ratio was 0.15%.
5 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2006–June 30, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Total Bond Market Index Portfolio	4/29/1991	-0.53% 2.04%		1.21%	3.17%	4.38%

1 Six months ended June 30, 2017.
2 Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (64.2%)
U.S. Government Securities (41.2%)
United States Treasury Note/Bond	1.000%	5/15/18	470	469
United States Treasury Note/Bond	9.125%	5/15/18	50	53
United States Treasury Note/Bond	2.375%	5/31/18	1,299	1,312
United States Treasury Note/Bond	1.125%	6/15/18	483	482
United States Treasury Note/Bond	0.625%	6/30/18	274	272
United States Treasury Note/Bond	0.875%	7/15/18	1,473	1,467
United States Treasury Note/Bond	0.750%	7/31/18	115	114
United States Treasury Note/Bond	1.000%	8/15/18	1,755	1,749
United States Treasury Note/Bond	1.500%	8/31/18	13,725	13,753
United States Treasury Note/Bond	1.000%	9/15/18	10,499	10,460
United States Treasury Note/Bond	0.750%	9/30/18	5,725	5,685
United States Treasury Note/Bond	1.375%	9/30/18	14,903	14,912
United States Treasury Note/Bond	0.875%	10/15/18	2,415	2,401
United States Treasury Note/Bond	0.750%	10/31/18	80	79
United States Treasury Note/Bond	1.250%	10/31/18	3,975	3,971
United States Treasury Note/Bond	1.750%	10/31/18	5,575	5,606
United States Treasury Note/Bond	1.250%	11/15/18	5,719	5,712
United States Treasury Note/Bond	1.000%	11/30/18	3,850	3,832
United States Treasury Note/Bond	1.250%	11/30/18	2,655	2,652
United States Treasury Note/Bond	1.375%	11/30/18	3,030	3,031
United States Treasury Note/Bond	1.250%	12/15/18	7,058	7,048
United States Treasury Note/Bond	1.250%	12/31/18	2,095	2,092
United States Treasury Note/Bond	1.375%	12/31/18	9,800	9,803
United States Treasury Note/Bond	1.500%	12/31/18	9,117	9,137
United States Treasury Note/Bond	1.125%	1/15/19	3,461	3,449
United States Treasury Note/Bond	1.125%	1/31/19	1,525	1,520
United States Treasury Note/Bond	1.250%	1/31/19	1,300	1,298
United States Treasury Note/Bond	1.500%	1/31/19	11,025	11,047
United States Treasury Note/Bond	2.750%	2/15/19	2,050	2,096
United States Treasury Note/Bond	8.875%	2/15/19	110	123
United States Treasury Note/Bond	1.125%	2/28/19	7,635	7,606
United States Treasury Note/Bond	1.375%	2/28/19	8,575	8,576
United States Treasury Note/Bond	1.500%	2/28/19	6,500	6,514
United States Treasury Note/Bond	1.000%	3/15/19	10,780	10,714
United States Treasury Note/Bond	1.250%	3/31/19	3,570	3,562
United States Treasury Note/Bond	1.500%	3/31/19	575	576
United States Treasury Note/Bond	1.625%	3/31/19	5,100	5,123
United States Treasury Note/Bond	1.250%	4/30/19	10,716	10,691
United States Treasury Note/Bond	1.625%	4/30/19	12,543	12,598
United States Treasury Note/Bond	0.875%	5/15/19	12,139	12,027
United States Treasury Note/Bond	3.125%	5/15/19	5,200	5,367
United States Treasury Note/Bond	1.125%	5/31/19	5,650	5,624
United States Treasury Note/Bond	1.250%	5/31/19	2,518	2,512
United States Treasury Note/Bond	1.500%	5/31/19	5,100	5,112
United States Treasury Note/Bond	0.875%	6/15/19	6,053	5,994
United States Treasury Note/Bond	1.000%	6/30/19	441	438
United States Treasury Note/Bond	1.250%	6/30/19	18,270	18,221
United States Treasury Note/Bond	1.625%	6/30/19	3,702	3,719
United States Treasury Note/Bond	0.750%	7/15/19	10,440	10,306
United States Treasury Note/Bond	1.625%	7/31/19	2,487	2,498
United States Treasury Note/Bond	0.750%	8/15/19	8,514	8,398
United States Treasury Note/Bond	3.625%	8/15/19	1,800	1,883
United States Treasury Note/Bond	8.125%	8/15/19	64	73
United States Treasury Note/Bond	1.000%	8/31/19	175	173
United States Treasury Note/Bond	1.625%	8/31/19	4,236	4,255
United States Treasury Note/Bond	0.875%	9/15/19	6,355	6,281
United States Treasury Note/Bond	1.000%	9/30/19	2,075	2,056

United States Treasury Note/Bond	1.750%	9/30/19	2,150	2,165
United States Treasury Note/Bond	1.250%	10/31/19	625	622
United States Treasury Note/Bond	1.500%	10/31/19	500	501
United States Treasury Note/Bond	1.000%	11/15/19	9,075	8,979
United States Treasury Note/Bond	3.375%	11/15/19	10,318	10,779
United States Treasury Note/Bond	1.500%	11/30/19	4,242	4,246
United States Treasury Note/Bond	1.375%	12/15/19	7,160	7,144
United States Treasury Note/Bond	1.125%	12/31/19	500	496
United States Treasury Note/Bond	1.625%	12/31/19	3,275	3,287
United States Treasury Note/Bond	1.250%	1/31/20	424	421
United States Treasury Note/Bond	1.375%	1/31/20	664	662
United States Treasury Note/Bond	1.375%	2/15/20	9,610	9,580
United States Treasury Note/Bond	3.625%	2/15/20	11,175	11,783
United States Treasury Note/Bond	8.500%	2/15/20	887	1,047
United States Treasury Note/Bond	1.250%	2/29/20	2,143	2,129
United States Treasury Note/Bond	1.375%	2/29/20	7,494	7,468
United States Treasury Note/Bond	1.625%	3/15/20	12,955	12,995
United States Treasury Note/Bond	1.125%	3/31/20	5,900	5,838
United States Treasury Note/Bond	1.375%	3/31/20	7,070	7,042
United States Treasury Note/Bond	1.500%	4/15/20	5,780	5,776
United States Treasury Note/Bond	1.125%	4/30/20	7,175	7,095
United States Treasury Note/Bond	1.375%	4/30/20	12,273	12,217
United States Treasury Note/Bond	1.500%	5/15/20	10,100	10,087
United States Treasury Note/Bond	3.500%	5/15/20	3,515	3,708
United States Treasury Note/Bond	1.375%	5/31/20	7,300	7,265
United States Treasury Note/Bond	1.500%	5/31/20	4,508	4,502
United States Treasury Note/Bond	1.500%	6/15/20	30,880	30,836
United States Treasury Note/Bond	1.625%	6/30/20	1,110	1,112
United States Treasury Note/Bond	1.875%	6/30/20	9,825	9,916
United States Treasury Note/Bond	1.625%	7/31/20	5,119	5,126
United States Treasury Note/Bond	2.000%	7/31/20	2,419	2,449
United States Treasury Note/Bond	2.625%	8/15/20	2,258	2,329
United States Treasury Note/Bond	8.750%	8/15/20	8,425	10,252
United States Treasury Note/Bond	1.375%	8/31/20	1,825	1,812
United States Treasury Note/Bond	2.125%	8/31/20	967	982
United States Treasury Note/Bond	2.000%	9/30/20	597	604
United States Treasury Note/Bond	1.375%	10/31/20	7,285	7,226
United States Treasury Note/Bond	1.750%	10/31/20	8,461	8,497
United States Treasury Note/Bond	2.625%	11/15/20	4,305	4,442
United States Treasury Note/Bond	1.625%	11/30/20	5,586	5,583
United States Treasury Note/Bond	2.000%	11/30/20	8,575	8,674
United States Treasury Note/Bond	1.750%	12/31/20	5,856	5,872
United States Treasury Note/Bond	2.375%	12/31/20	8,150	8,347
United States Treasury Note/Bond	1.375%	1/31/21	1,933	1,912
United States Treasury Note/Bond	2.125%	1/31/21	4,171	4,235
United States Treasury Note/Bond	3.625%	2/15/21	6,833	7,297
United States Treasury Note/Bond	7.875%	2/15/21	1,180	1,434
United States Treasury Note/Bond	1.125%	2/28/21	580	568
United States Treasury Note/Bond	2.000%	2/28/21	4,050	4,095
United States Treasury Note/Bond	1.250%	3/31/21	12,340	12,134
United States Treasury Note/Bond	2.250%	3/31/21	9,450	9,636
United States Treasury Note/Bond	1.375%	4/30/21	650	642
United States Treasury Note/Bond	2.250%	4/30/21	5,375	5,479
United States Treasury Note/Bond	3.125%	5/15/21	5,975	6,284
United States Treasury Note/Bond	1.375%	5/31/21	4,340	4,280
United States Treasury Note/Bond	2.000%	5/31/21	9,483	9,578
United States Treasury Note/Bond	1.125%	6/30/21	6,671	6,511
United States Treasury Note/Bond	1.125%	7/31/21	9,520	9,279
United States Treasury Note/Bond	2.250%	7/31/21	6,425	6,547
United States Treasury Note/Bond	2.125%	8/15/21	3,845	3,899

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.125%	8/31/21	1,578	1,537
United States Treasury Note/Bond	2.000%	8/31/21	7,250	7,312
United States Treasury Note/Bond	1.125%	9/30/21	1,417	1,378
United States Treasury Note/Bond	2.125%	9/30/21	1,900	1,926
United States Treasury Note/Bond	1.250%	10/31/21	4,654	4,546
United States Treasury Note/Bond	2.000%	10/31/21	4,670	4,707
United States Treasury Note/Bond	2.000%	11/15/21	1,065	1,074
United States Treasury Note/Bond	1.750%	11/30/21	4,860	4,847
United States Treasury Note/Bond	1.875%	11/30/21	4,288	4,299
United States Treasury Note/Bond	2.000%	12/31/21	3,795	3,822
United States Treasury Note/Bond	2.125%	12/31/21	3,528	3,573
United States Treasury Note/Bond	1.500%	1/31/22	2,600	2,560
United States Treasury Note/Bond	1.875%	1/31/22	8,835	8,846
United States Treasury Note/Bond	2.000%	2/15/22	235	237
United States Treasury Note/Bond	1.750%	2/28/22	7,479	7,446
United States Treasury Note/Bond	1.875%	2/28/22	5,015	5,021
United States Treasury Note/Bond	1.750%	3/31/22	8,649	8,603
United States Treasury Note/Bond	1.875%	3/31/22	5,865	5,868
United States Treasury Note/Bond	1.750%	4/30/22	4,975	4,945
United States Treasury Note/Bond	1.875%	4/30/22	3,760	3,759
United States Treasury Note/Bond	1.750%	5/31/22	5,633	5,600
United States Treasury Note/Bond	1.875%	5/31/22	5,650	5,649
United States Treasury Note/Bond	1.750%	6/30/22	28,000	27,816
United States Treasury Note/Bond	2.125%	6/30/22	1,040	1,051
United States Treasury Note/Bond	2.000%	7/31/22	6,975	7,007
United States Treasury Note/Bond	1.625%	8/15/22	205	202
United States Treasury Note/Bond	7.250%	8/15/22	100	126
United States Treasury Note/Bond	1.875%	8/31/22	4,459	4,450
United States Treasury Note/Bond	1.750%	9/30/22	10,287	10,192
United States Treasury Note/Bond	1.875%	10/31/22	6,520	6,496
United States Treasury Note/Bond	1.625%	11/15/22	4,125	4,055
United States Treasury Note/Bond	7.625%	11/15/22	40	52
United States Treasury Note/Bond	2.000%	11/30/22	9,450	9,469
United States Treasury Note/Bond	2.125%	12/31/22	8,629	8,696
United States Treasury Note/Bond	1.750%	1/31/23	7,625	7,530
United States Treasury Note/Bond	2.000%	2/15/23	123	123
United States Treasury Note/Bond	7.125%	2/15/23	1,690	2,152
United States Treasury Note/Bond	1.500%	2/28/23	2,070	2,015
United States Treasury Note/Bond	1.500%	3/31/23	9,130	8,877
United States Treasury Note/Bond	1.625%	4/30/23	5,215	5,103
United States Treasury Note/Bond	1.750%	5/15/23	8,100	7,977
United States Treasury Note/Bond	1.625%	5/31/23	7,175	7,015
United States Treasury Note/Bond	1.375%	6/30/23	5,050	4,861
United States Treasury Note/Bond	1.250%	7/31/23	5,300	5,059
United States Treasury Note/Bond	2.500%	8/15/23	4,760	4,884
United States Treasury Note/Bond	6.250%	8/15/23	6,565	8,165
United States Treasury Note/Bond	1.375%	8/31/23	10,235	9,830
United States Treasury Note/Bond	1.375%	9/30/23	1,615	1,550
United States Treasury Note/Bond	1.625%	10/31/23	3,750	3,652
United States Treasury Note/Bond	2.750%	11/15/23	7,111	7,400
United States Treasury Note/Bond	2.125%	11/30/23	6,400	6,420
United States Treasury Note/Bond	2.250%	12/31/23	3,975	4,014
United States Treasury Note/Bond	2.250%	1/31/24	825	833
United States Treasury Note/Bond	2.750%	2/15/24	8,910	9,268
United States Treasury Note/Bond	2.125%	2/29/24	8,415	8,423
United States Treasury Note/Bond	2.125%	3/31/24	9,700	9,703
United States Treasury Note/Bond	2.000%	4/30/24	385	382
United States Treasury Note/Bond	2.500%	5/15/24	9,960	10,201
United States Treasury Note/Bond	2.000%	5/31/24	8,489	8,417
United States Treasury Note/Bond	2.000%	6/30/24	22,000	21,801
United States Treasury Note/Bond	2.375%	8/15/24	11,564	11,739
United States Treasury Note/Bond	2.250%	11/15/24	10,181	10,235
United States Treasury Note/Bond	7.500%	11/15/24	25	34
United States Treasury Note/Bond	2.000%	2/15/25	3,325	3,278
United States Treasury Note/Bond	2.125%	5/15/25	9,810	9,749
United States Treasury Note/Bond	2.000%	8/15/25	10,781	10,597
United States Treasury Note/Bond	6.875%	8/15/25	1,957	2,643
United States Treasury Note/Bond	2.250%	11/15/25	7,246	7,248
United States Treasury Note/Bond	1.625%	2/15/26	17,546	16,674
United States Treasury Note/Bond	1.625%	5/15/26	9,289	8,807
United States Treasury Note/Bond	1.500%	8/15/26	4,949	4,631

	United States Treasury Note/Bond	6.750%	8/15/26	630	864
	United States Treasury Note/Bond	2.000%	11/15/26	10,355	10,099
	United States Treasury Note/Bond	6.500%	11/15/26	765	1,039
	United States Treasury Note/Bond	2.250%	2/15/27	8,657	8,619
	United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,465
	United States Treasury Note/Bond	2.375%	5/15/27	20,272	20,405
	United States Treasury Note/Bond	6.375%	8/15/27	185	253
	United States Treasury Note/Bond	6.125%	11/15/27	346	467
	United States Treasury Note/Bond	5.500%	8/15/28	955	1,249
	United States Treasury Note/Bond	5.250%	11/15/28	1,435	1,848
	United States Treasury Note/Bond	6.125%	8/15/29	830	1,157
	United States Treasury Note/Bond	6.250%	5/15/30	1,350	1,925
	United States Treasury Note/Bond	4.500%	2/15/36	10,900	14,088
	United States Treasury Note/Bond	4.750%	2/15/37	400	534
	United States Treasury Note/Bond	4.375%	2/15/38	2,400	3,062
	United States Treasury Note/Bond	3.500%	2/15/39	2,395	2,709
	United States Treasury Note/Bond	4.250%	5/15/39	3,782	4,744
	United States Treasury Note/Bond	4.500%	8/15/39	2,306	2,990
	United States Treasury Note/Bond	4.375%	11/15/39	2,817	3,594
	United States Treasury Note/Bond	4.625%	2/15/40	5,050	6,666
	United States Treasury Note/Bond	4.375%	5/15/40	3,735	4,772
	United States Treasury Note/Bond	3.875%	8/15/40	3,680	4,385
	United States Treasury Note/Bond	4.250%	11/15/40	1,480	1,862
	United States Treasury Note/Bond	4.750%	2/15/41	3,956	5,333
	United States Treasury Note/Bond	4.375%	5/15/41	1,840	2,362
	United States Treasury Note/Bond	3.125%	11/15/41	1,916	2,031
	United States Treasury Note/Bond	3.125%	2/15/42	1,981	2,100
	United States Treasury Note/Bond	3.000%	5/15/42	12,275	12,728
	United States Treasury Note/Bond	2.750%	8/15/42	4,510	4,466
	United States Treasury Note/Bond	2.750%	11/15/42	12,096	11,969
	United States Treasury Note/Bond	3.125%	2/15/43	5,200	5,501
	United States Treasury Note/Bond	2.875%	5/15/43	5,350	5,409
	United States Treasury Note/Bond	3.625%	8/15/43	6,980	8,040
	United States Treasury Note/Bond	3.750%	11/15/43	4,617	5,434
	United States Treasury Note/Bond	3.625%	2/15/44	3,224	3,719
	United States Treasury Note/Bond	3.375%	5/15/44	6,129	6,780
	United States Treasury Note/Bond	3.125%	8/15/44	8,006	8,470
	United States Treasury Note/Bond	3.000%	11/15/44	10,540	10,892
	United States Treasury Note/Bond	2.500%	2/15/45	6,460	6,038
	United States Treasury Note/Bond	3.000%	5/15/45	4,767	4,920
	United States Treasury Note/Bond	2.875%	8/15/45	9,208	9,274
	United States Treasury Note/Bond	3.000%	11/15/45	3,799	3,919
	United States Treasury Note/Bond	2.500%	2/15/46	8,128	7,579
	United States Treasury Note/Bond	2.500%	5/15/46	6,381	5,948
	United States Treasury Note/Bond	2.250%	8/15/46	4,756	4,196
	United States Treasury Note/Bond	2.875%	11/15/46	11,260	11,341
	United States Treasury Note/Bond	3.000%	2/15/47	5,285	5,462
	United States Treasury Note/Bond	3.000%	5/15/47	10,637	10,996
					1,334,385
Agency Bonds and Notes (1.8%)
[1]	AID-Iraq	2.149%	1/18/22	100	100
[1]	AID-Israel	5.500%	12/4/23	50	59
[1]	AID-Israel	5.500%	4/26/24	475	567
[1]	AID-Jordan	1.945%	6/23/19	200	201
[1]	AID-Jordan	2.503%	10/30/20	225	230
[1]	AID-Jordan	2.578%	6/30/22	200	204
[1]	AID-Ukraine	1.844%	5/16/19	200	200
[1]	AID-Ukraine	1.847%	5/29/20	200	200
[1]	AID-Ukraine	1.471%	9/29/21	175	172
[2]	Federal Farm Credit Banks	5.150%	11/15/19	500	542
[2]	Federal Farm Credit Banks	3.500%	12/20/23	75	81
[2]	Federal Home Loan Banks	0.625%	8/7/18	550	546
[2]	Federal Home Loan Banks	5.375%	8/15/18	150	157
[2]	Federal Home Loan Banks	0.875%	10/1/18	1,000	994
[2]	Federal Home Loan Banks	1.250%	1/16/19	500	499
[2]	Federal Home Loan Banks	1.375%	3/18/19	500	500
[2]	Federal Home Loan Banks	1.375%	5/28/19	500	500
[2]	Federal Home Loan Banks	1.125%	6/21/19	1,200	1,193
[2]	Federal Home Loan Banks	0.875%	8/5/19	550	543
[2]	Federal Home Loan Banks	1.000%	9/26/19	600	594
[2]	Federal Home Loan Banks	1.375%	11/15/19	400	399

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2]	Federal Home Loan Banks	1.875%	3/13/20	75	76
[2]	Federal Home Loan Banks	4.125%	3/13/20	300	320
[2]	Federal Home Loan Banks	5.250%	12/11/20	425	475
[2]	Federal Home Loan Banks	1.375%	2/18/21	450	445
[2]	Federal Home Loan Banks	5.625%	6/11/21	35	40
[2]	Federal Home Loan Banks	1.125%	7/14/21	525	511
[2]	Federal Home Loan Banks	1.875%	11/29/21	500	501
[2]	Federal Home Loan Banks	2.125%	3/10/23	970	969
[2]	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,890
[3]	Federal Home Loan Mortgage Corp.	0.875%	10/12/18	1,000	994
[3]	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	625	650
[3]	Federal Home Loan Mortgage Corp.	1.125%	4/15/19	600	597
[3]	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	1,150	1,157
[3]	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	871	861
[3]	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	479	477
[3]	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	1,150	1,144
[3]	Federal Home Loan Mortgage Corp.	1.500%	1/17/20	500	499
[3]	Federal Home Loan Mortgage Corp.	1.375%	4/20/20	264	262
[3]	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	1,036	1,029
[3]	Federal Home Loan Mortgage Corp.	1.125%	8/12/21	1,000	972
[3]	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	816
[3]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	179
[3]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,206
[3]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	713
[3]	Federal National Mortgage Assn.	1.125%	7/20/18	1,500	1,498
[3]	Federal National Mortgage Assn.	1.875%	9/18/18	1,483	1,493
[3]	Federal National Mortgage Assn.	1.125%	10/19/18	700	698
[3]	Federal National Mortgage Assn.	1.625%	11/27/18	1,330	1,335
[3]	Federal National Mortgage Assn.	1.125%	12/14/18	1,315	1,310
[3]	Federal National Mortgage Assn.	1.375%	1/28/19	600	600
[3]	Federal National Mortgage Assn.	1.875%	2/19/19	500	504
[3]	Federal National Mortgage Assn.	1.000%	2/26/19	550	546
[3]	Federal National Mortgage Assn.	1.750%	6/20/19	1,000	1,006
[3]	Federal National Mortgage Assn.	0.875%	8/2/19	1,000	988
[3]	Federal National Mortgage Assn.	1.000%	8/28/19	1,700	1,683
[3]	Federal National Mortgage Assn.	1.750%	9/12/19	2,000	2,012
[3]	Federal National Mortgage Assn.	0.000%	10/9/19	570	547
[3]	Federal National Mortgage Assn.	1.000%	10/24/19	500	495
[3]	Federal National Mortgage Assn.	1.750%	11/26/19	1,000	1,006
[3]	Federal National Mortgage Assn.	1.625%	1/21/20	1,000	1,001
[3]	Federal National Mortgage Assn.	1.500%	2/28/20	632	631
[3]	Federal National Mortgage Assn.	1.500%	6/22/20	1,000	996
[3]	Federal National Mortgage Assn.	1.500%	11/30/20	1,000	993
[3]	Federal National Mortgage Assn.	1.875%	12/28/20	1,000	1,006
[3]	Federal National Mortgage Assn.	1.375%	2/26/21	550	543
[3]	Federal National Mortgage Assn.	1.250%	8/17/21	525	513
[3]	Federal National Mortgage Assn.	1.375%	10/7/21	1,200	1,177
[3]	Federal National Mortgage Assn.	2.000%	1/5/22	500	502
[3]	Federal National Mortgage Assn.	2.625%	9/6/24	500	512
[3]	Federal National Mortgage Assn.	2.125%	4/24/26	575	560
[3]	Federal National Mortgage Assn.	1.875%	9/24/26	500	475
[3]	Federal National Mortgage Assn.	6.250%	5/15/29	175	237
[3]	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,350
[3]	Federal National Mortgage Assn.	7.250%	5/15/30	300	444
[3]	Federal National Mortgage Assn.	6.625%	11/15/30	300	427
[3]	Federal National Mortgage Assn.	5.625%	7/15/37	275	378
[2]	Financing Corp.	9.650%	11/2/18	225	249
	Private Export Funding Corp.	1.875%	7/15/18	100	100
	Private Export Funding Corp.	4.375%	3/15/19	200	209
	Private Export Funding Corp.	1.450%	8/15/19	125	124
	Private Export Funding Corp.	2.250%	3/15/20	150	152
	Private Export Funding Corp.	2.300%	9/15/20	50	51
	Private Export Funding Corp.	4.300%	12/15/21	100	109
	Private Export Funding Corp.	2.800%	5/15/22	125	129
	Private Export Funding Corp.	2.050%	11/15/22	1,075	1,068
	Private Export Funding Corp.	3.550%	1/15/24	100	107
	Private Export Funding Corp.	2.450%	7/15/24	100	100
	Private Export Funding Corp.	3.250%	6/15/25	50	52
[2]	Tennessee Valley Authority	1.750%	10/15/18	150	151
[2]	Tennessee Valley Authority	3.875%	2/15/21	250	269

[2] Tennessee Valley Authority	1.875%	8/15/22	175	174
[2] Tennessee Valley Authority	2.875%	9/15/24	191	197
[2] Tennessee Valley Authority	6.750%	11/1/25	134	176
[2] Tennessee Valley Authority	7.125%	5/1/30	1,000	1,450
[2] Tennessee Valley Authority	4.650%	6/15/35	175	208
[2] Tennessee Valley Authority	5.880%	4/1/36	250	343
[2] Tennessee Valley Authority	5.500%	6/15/38	100	133
[2] Tennessee Valley Authority	5.250%	9/15/39	412	541
[2] Tennessee Valley Authority	4.875%	1/15/48	100	126
[2] Tennessee Valley Authority	5.375%	4/1/56	50	68
[2] Tennessee Valley Authority	4.625%	9/15/60	180	219
[2] Tennessee Valley Authority	4.250%	9/15/65	200	227
				60,462
Conventional Mortgage-Backed Securities (21.0%)
[3,4] Fannie Mae Pool	2.000%	11/1/27–
		11/1/31	2,071	2,050
[3,4,5] Fannie Mae Pool	2.500%	1/1/27–
		10/1/46	24,925	25,108
[3,4,5] Fannie Mae Pool	3.000%	11/1/25–
		7/1/47	79,063	79,714
[3,4,5] Fannie Mae Pool	3.500%	10/1/20–
		7/1/47	75,873	78,256
[3,4,5] Fannie Mae Pool	4.000%	8/1/18–
		8/1/47	50,303	53,118
[3,4,5] Fannie Mae Pool	4.500%	2/1/18–
		7/1/47	21,469	23,127
[3,4] Fannie Mae Pool	5.000%	9/1/17–
		1/1/44	10,181	11,135
[3,4] Fannie Mae Pool	5.500%	9/1/17–
		4/1/40	7,636	8,457
[3,4] Fannie Mae Pool	6.000%	9/1/17–
		5/1/41	5,484	6,169
[3,4] Fannie Mae Pool	6.500%	11/1/18–
		10/1/39	1,551	1,709
[3,4] Fannie Mae Pool	7.000%	6/1/23–
		11/1/37	468	534
[3,4] Fannie Mae Pool	7.500%	11/1/22–
		2/1/32	48	53
[3,4] Fannie Mae Pool	8.000%	6/1/22–
		11/1/30	38	39
[3,4] Fannie Mae Pool	8.500%	7/1/22–
		4/1/31	10	12
[3,4] Fannie Mae Pool	9.000%	7/1/22–
		12/1/24	2	2
[3,4] Fannie Mae Pool	9.500%	12/1/18–
		2/1/25	2	2
[3,4] Freddie Mac Gold Pool	2.000%	8/1/28–
		12/1/31	994	982
[3,4,5] Freddie Mac Gold Pool	2.500%	4/1/27–
		10/1/46	15,764	15,887
[3,4,5] Freddie Mac Gold Pool	3.000%	10/1/26–
		7/1/47	51,901	52,315
[3,4,5] Freddie Mac Gold Pool	3.500%	9/1/25–
		7/1/47	45,966	47,452
[3,4,5] Freddie Mac Gold Pool	4.000%	7/1/18–
		7/1/47	29,315	30,927
[3,4,5] Freddie Mac Gold Pool	4.500%	1/1/18–
		7/1/47	12,787	13,692
[3,4] Freddie Mac Gold Pool	5.000%	10/1/17–
		10/1/41	5,518	6,003
[3,4] Freddie Mac Gold Pool	5.500%	7/1/17–
		6/1/41	4,531	5,002
[3,4] Freddie Mac Gold Pool	6.000%	8/1/17–
		3/1/39	3,176	3,558
[3,4] Freddie Mac Gold Pool	6.500%	8/1/23–
		4/1/39	985	1,097
[3,4] Freddie Mac Gold Pool	7.000%	4/1/23–
		2/1/37	326	374
[3,4] Freddie Mac Gold Pool	7.500%	11/1/19–
		4/1/28	26	28

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4] Freddie Mac Gold Pool	8.000%	1/1/22–
		7/1/30	25	30
[3,4] Freddie Mac Gold Pool	8.500%	8/1/23–
		11/1/30	18	21
[3,4] Freddie Mac Gold Pool	9.000%	5/1/27–
		5/1/30	5	5
[4] Ginnie Mae I Pool	3.000%	1/15/26–
		12/15/45	3,391	3,446
[4,5] Ginnie Mae I Pool	3.500%	11/15/25–
		7/1/47	4,025	4,183
[4,5] Ginnie Mae I Pool	4.000%	10/15/24–
		7/1/47	5,251	5,539
[4] Ginnie Mae I Pool	4.500%	8/15/18–
		3/15/41	5,589	6,029
[4] Ginnie Mae I Pool	5.000%	1/15/18–
		4/15/41	3,643	3,996
[4] Ginnie Mae I Pool	5.500%	6/15/18–
		12/15/40	2,172	2,425
[4] Ginnie Mae I Pool	6.000%	1/15/24–
		3/15/40	1,632	1,850
[4] Ginnie Mae I Pool	6.500%	11/15/23–
		2/15/39	409	444
[4] Ginnie Mae I Pool	7.000%	5/15/23–
		10/15/31	106	121
[4] Ginnie Mae I Pool	7.500%	4/15/22–
		1/15/31	45	47
[4] Ginnie Mae I Pool	8.000%	2/15/22–
		10/15/30	32	35
[4] Ginnie Mae I Pool	8.500%	6/15/24–
		9/15/26	5	5
[4] Ginnie Mae I Pool	9.000%	12/15/19–
		10/15/26	2	2
[4] Ginnie Mae I Pool	9.500%	12/15/21	1	1
[4] Ginnie Mae II Pool	2.500%	6/20/27–
		11/20/46	1,435	1,430
[4,5] Ginnie Mae II Pool	3.000%	2/20/27–
		7/1/47	54,109	54,798
[4,5] Ginnie Mae II Pool	3.500%	9/20/25–
		7/1/47	69,568	72,224
[4,5] Ginnie Mae II Pool	4.000%	9/20/25–
		7/1/47	32,479	34,265
[4,5] Ginnie Mae II Pool	4.500%	2/20/39–
		7/1/47	13,180	14,152
[4] Ginnie Mae II Pool	5.000%	3/20/18–
		7/20/44	4,611	5,010
[4] Ginnie Mae II Pool	5.500%	6/20/34–
		9/20/41	1,636	1,794
[4] Ginnie Mae II Pool	6.000%	3/20/33–
		7/20/39	854	955
[4] Ginnie Mae II Pool	6.500%	12/20/35–
		11/20/39	299	343
[4] Ginnie Mae II Pool	7.000%	8/20/36–
		4/20/38	34	40
				679,992
Nonconventional Mortgage-Backed Securities (0.2%)
[3,4] Fannie Mae Pool	2.111%	3/1/43	180	181
[3,4] Fannie Mae Pool	2.186%	6/1/43	138	140
[3,4] Fannie Mae Pool	2.187%	10/1/42	79	81
[3,4] Fannie Mae Pool	2.237%	9/1/42	103	107
[3,4] Fannie Mae Pool	2.266%	7/1/43	186	186
[3,4,6] Fannie Mae Pool	2.397%	4/1/37	25	26
[3,4] Fannie Mae Pool	2.428%	5/1/43	292	294
[3,4] Fannie Mae Pool	2.432%	9/1/43	18	18
[3,4] Fannie Mae Pool	2.439%	10/1/42	98	99
[3,4,6] Fannie Mae Pool	2.594%	9/1/37	62	66
[3,4] Fannie Mae Pool	2.703%	1/1/42	69	71
[3,4,6] Fannie Mae Pool	2.738%	7/1/38	8	8
[3,4] Fannie Mae Pool	2.755%	3/1/42	97	102
[3,4,6] Fannie Mae Pool	2.850%	12/1/41	50	51
[3,4,6] Fannie Mae Pool	2.880%	8/1/35	99	105
[3,4,6] Fannie Mae Pool	2.893%	12/1/35	47	49

[3,4,6] Fannie Mae Pool	2.904%	6/1/37	22	23
[3,4] Fannie Mae Pool	2.908%	12/1/40	22	23
[3,4,6] Fannie Mae Pool	2.910%	9/1/40	44	47
[3,4,6] Fannie Mae Pool	2.912%	9/1/43	126	133
[3,4,6] Fannie Mae Pool	2.915%	6/1/36	1	1
[3,4,6] Fannie Mae Pool	2.945%	7/1/39	11	11
[3,4,6] Fannie Mae Pool	2.950%	7/1/37	11	11
[3,4,6] Fannie Mae Pool	2.964%	8/1/40	45	48
[3,4,6] Fannie Mae Pool	3.010%	9/1/34	9	10
[3,4,6] Fannie Mae Pool	3.032%	12/1/33	14	15
[3,4,6] Fannie Mae Pool	3.041%	1/1/35	59	63
[3,4] Fannie Mae Pool	3.066%	2/1/41	37	39
[3,4,6] Fannie Mae Pool	3.084%	10/1/40	50	53
[3,4] Fannie Mae Pool	3.089%	2/1/41	30	32
[3,4,6] Fannie Mae Pool	3.090%	8/1/39	19	20
[3,4,6] Fannie Mae Pool	3.125%	10/1/39	19	19
[3,4,6] Fannie Mae Pool	3.135%	11/1/36	26	28
[3,4,6] Fannie Mae Pool	3.144%	8/1/37	39	41
[3,4,6] Fannie Mae Pool	3.149%	7/1/36	11	12
[3,4,6] Fannie Mae Pool	3.194%	11/1/39	10	11
[3,4,6] Fannie Mae Pool	3.203%	2/1/36	14	15
[3,4,6] Fannie Mae Pool	3.207%	3/1/42	52	56
[3,4,6] Fannie Mae Pool	3.235%	12/1/39	48	50
[3,4,6] Fannie Mae Pool	3.256%	7/1/42	33	35
[3,4,6] Fannie Mae Pool	3.276%	11/1/41	48	50
[3,4,6] Fannie Mae Pool	3.286%	10/1/40	39	41
[3,4,6] Fannie Mae Pool	3.296%	12/1/40	44	46
[3,4,6] Fannie Mae Pool	3.305%	11/1/41	52	56
[3,4,6] Fannie Mae Pool	3.308%	12/1/41	51	54
[3,4,6] Fannie Mae Pool	3.310%	11/1/39	28	29
[3,4,6] Fannie Mae Pool	3.315%	11/1/40	15	16
[3,4,6] Fannie Mae Pool	3.333%	12/1/40	36	38
[3,4,6] Fannie Mae Pool	3.344%	11/1/34	17	18
[3,4] Fannie Mae Pool	3.347%	8/1/42	95	97
[3,4,6] Fannie Mae Pool	3.352%	1/1/37	33	35
[3,4,6] Fannie Mae Pool	3.401%	1/1/42	47	49
[3,4,6] Fannie Mae Pool	3.426%	5/1/42	24	25
[3,4,6] Fannie Mae Pool	3.435%	11/1/33–
		12/1/40	52	56
[3,4,6] Fannie Mae Pool	3.447%	1/1/40	26	27
[3,4,6] Fannie Mae Pool	3.464%	5/1/42	113	118
[3,4,6] Fannie Mae Pool	3.471%	2/1/41	24	24
[3,4,6] Fannie Mae Pool	3.474%	5/1/40	22	23
[3,4,6] Fannie Mae Pool	3.500%	4/1/37	28	29
[3,4,6] Fannie Mae Pool	3.503%	3/1/41	71	75
[3,4] Fannie Mae Pool	3.556%	7/1/41	127	135
[3,4,6] Fannie Mae Pool	3.575%	3/1/41	38	40
[3,4] Fannie Mae Pool	3.609%	4/1/41	45	46
[3,4,6] Fannie Mae Pool	3.632%	5/1/40	9	9
[3,4,6] Fannie Mae Pool	3.633%	5/1/41	34	36
[3,4,6] Fannie Mae Pool	3.737%	9/1/40	81	86
[3,4] Fannie Mae Pool	3.739%	6/1/41	12	12
[3,4,6] Fannie Mae Pool	3.787%	5/1/36	3	4
[3,4] Fannie Mae Pool	3.790%	6/1/41	64	68
[3,4,6] Fannie Mae Pool	3.806%	11/1/39	19	20
[3,4,6] Fannie Mae Pool	3.837%	8/1/39	49	50
[3,4,6] Fannie Mae Pool	4.489%	10/1/37	36	38
[3,4,6] Fannie Mae Pool	5.188%	3/1/38	9	10
[3,4,6] Fannie Mae Pool	5.845%	10/1/37	30	31
[3,4] Fannie Mae Pool	5.860%	12/1/37	43	45
[3,4,6] Freddie Mac Non Gold Pool	2.235%	10/1/37	2	2
[3,4] Freddie Mac Non Gold Pool	2.364%	5/1/42	17	17
[3,4,6] Freddie Mac Non Gold Pool	2.712%	7/1/35–
		2/1/42	70	72
[3,4,6] Freddie Mac Non Gold Pool	2.730%	6/1/37	25	25
[3,4] Freddie Mac Non Gold Pool	2.797%	1/1/41	53	56
[3,4,6] Freddie Mac Non Gold Pool	2.800%	11/1/34	34	36
[3,4] Freddie Mac Non Gold Pool	3.069%	1/1/41	11	12
[3,4,6] Freddie Mac Non Gold Pool	3.070%	10/1/37	18	19
[3,4,6] Freddie Mac Non Gold Pool	3.076%	10/1/36	16	17
[3,4,6] Freddie Mac Non Gold Pool	3.109%	2/1/36	12	13

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4,6] Freddie Mac Non Gold Pool	3.130%	6/1/40	25	26
[3,4,6] Freddie Mac Non Gold Pool	3.153%	12/1/36	14	15
[3,4,6] Freddie Mac Non Gold Pool	3.202%	5/1/36	13	13
[3,4,6] Freddie Mac Non Gold Pool	3.221%	12/1/36	38	39
[3,4,6] Freddie Mac Non Gold Pool	3.237%	12/1/34	21	22
[3,4,6] Freddie Mac Non Gold Pool	3.250%	1/1/38	10	11
[3,4,6] Freddie Mac Non Gold Pool	3.252%	3/1/37	5	5
[3,4,6] Freddie Mac Non Gold Pool	3.265%	12/1/36	9	10
[3,4,6] Freddie Mac Non Gold Pool	3.266%	12/1/35	26	27
[3,4,6] Freddie Mac Non Gold Pool	3.352%	1/1/35	5	5
[3,4,6] Freddie Mac Non Gold Pool	3.363%	11/1/40	41	42
[3,4,6] Freddie Mac Non Gold Pool	3.364%	12/1/40	43	44
[3,4,6] Freddie Mac Non Gold Pool	3.365%	2/1/37	10	11
[3,4,6] Freddie Mac Non Gold Pool	3.380%	11/1/40	11	12
[3,4,6] Freddie Mac Non Gold Pool	3.406%	2/1/42	32	33
[3,4,6] Freddie Mac Non Gold Pool	3.500%	5/1/38	2	2
[3,4,6] Freddie Mac Non Gold Pool	3.505%	12/1/40	18	19
[3,4,6] Freddie Mac Non Gold Pool	3.507%	6/1/41	18	19
[3,4,6] Freddie Mac Non Gold Pool	3.508%	6/1/40	42	44
[3,4,6] Freddie Mac Non Gold Pool	3.619%	3/1/41	17	19
[3,4,6] Freddie Mac Non Gold Pool	3.630%	5/1/40	16	16
[3,4] Freddie Mac Non Gold Pool	3.652%	9/1/40	45	48
[3,4,6] Freddie Mac Non Gold Pool	3.653%	2/1/41	14	14
[3,4,6] Freddie Mac Non Gold Pool	3.660%	2/1/41	38	40
[3,4,6] Freddie Mac Non Gold Pool	3.669%	6/1/40	57	59
[3,4,6] Freddie Mac Non Gold Pool	3.695%	5/1/40	13	14
[3,4,6] Freddie Mac Non Gold Pool	3.723%	5/1/37	27	27
[3,4,6] Freddie Mac Non Gold Pool	4.657%	9/1/37	18	18
[3,4] Freddie Mac Non Gold Pool	5.125%	3/1/38	41	43
[4,6] Ginnie Mae II Pool	2.125%	7/20/38–
		6/20/43	174	179
[4,6] Ginnie Mae II Pool	2.250%	10/20/38–
		12/20/42	269	277
[4,6] Ginnie Mae II Pool	2.375%	1/20/41–
		3/20/43	295	303
[4,6] Ginnie Mae II Pool	2.500%	7/20/41–
		10/20/41	132	137
[4,6] Ginnie Mae II Pool	2.625%	5/20/41	26	27
[4,6] Ginnie Mae II Pool	3.000% 11/20/40–
		10/20/41	103	107
				5,912
Total U.S. Government and Agency Obligations (Cost $2,068,439) 2,080,751
Asset-Backed/Commercial Mortgage-Backed Securities (2.5%)
[4] AEP Texas Central Transition Funding II
LLC 2006-A	5.170%	1/1/18	32	33
[4] Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	7	7
[4] Ally Auto Receivables Trust 2014-1	0.970%	10/15/18	3	3
[4] Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	25	25
[4] Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	36	36
[4] Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	55	55
[4] Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	17	17
[4] Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	50	50
[4] Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	74	74
[4] Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	50	50
[4] Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	150	150
[4] American Express Credit Account
Master Trust 2014-3	1.490%	4/15/20	175	175
[4] American Express Credit Account
Master Trust 2014-4	1.430%	6/15/20	100	100
[4] American Express Credit Account
Master Trust 2017-1	1.930%	9/15/22	250	251
[4] American Express Credit Account
Master Trust 2017-3	1.770%	11/15/22	300	299
[4] AmeriCredit Automobile Receivables
Trust 2014-1	1.680%	7/8/19	11	11
[4] AmeriCredit Automobile Receivables
Trust 2014-3	1.150%	6/10/19	5	5
[4] AmeriCredit Automobile Receivables
Trust 2015-2	1.270%	1/8/20	39	38

[4]	AmeriCredit Automobile Receivables
	Trust 2016-3	1.460%	5/10/21	75	75
[4]	BA Credit Card Trust 2017-A1	1.950%	8/15/22	250	251
[4]	Banc of America Commercial Mortgage
	Trust 2008-1	6.466%	2/10/51	275	277
[4]	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.429%	9/15/48	50	52
[4]	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.705%	9/15/48	75	78
[4]	Banc of America Commercial Mortgage
	Trust 2017-BNK3	3.574%	2/15/50	72	75
[4]	Banc of America Commercial Mortgage
	Trust 2017-BNK3	3.748%	2/15/50	28	29
[4]	BANK 2017 - BNK5	3.390%	6/15/60	150	153
[4]	BANK 2017 - BNK5	3.624%	6/15/60	100	102
	Bank of Nova Scotia	2.125%	9/11/19	250	251
	Bank of Nova Scotia	1.850%	4/14/20	450	447
	Bank of Nova Scotia	1.875%	4/26/21	175	173
[4]	Barclays Dryrock Issuance Trust 2015-2	1.560%	3/15/21	100	100
[4]	Barclays Dryrock Issuance Trust 2016-1	1.520%	5/16/22	125	124
[4]	BBCMS Mortgage Trust 2017-C1	3.674%	2/15/50	325	338
[4]	BBCMS Mortgage Trust 2017-C1	3.898%	2/15/50	100	105
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.694%	6/11/50	68	68
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.915%	6/11/50	235	237
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR18	5.700%	6/11/50	406	409
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.513%	1/12/45	64	65
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.742%	9/11/42	117	117
[4]	BMW Vehicle Lease Trust 2015-2	1.400%	9/20/18	85	85
[4]	BMW Vehicle Lease Trust 2015-2	1.550%	2/20/19	50	50
[4]	BMW Vehicle Owner Trust 2014-A	0.970%	11/26/18	11	11
[4]	BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	75	75
[4]	Capital Auto Receivables Asset Trust
	2014-3	1.480%	11/20/18	5	5
[4]	Capital Auto Receivables Asset Trust
	2014-3	1.830%	4/22/19	25	25
[4]	Capital Auto Receivables Asset Trust
	2015-1	1.610%	6/20/19	151	151
[4]	Capital Auto Receivables Asset Trust
	2015-1	1.860%	10/21/19	50	50
[4]	Capital Auto Receivables Asset Trust
	2015-2	1.730%	9/20/19	125	125
[4]	Capital Auto Receivables Asset Trust
	2015-2	1.970%	1/21/20	75	75
[4]	Capital Auto Receivables Asset Trust
	2015-3	1.720%	1/22/19	66	66
[4]	Capital Auto Receivables Asset Trust
	2015-3	1.940%	1/21/20	100	100
[4]	Capital Auto Receivables Asset Trust
	2015-3	2.130%	5/20/20	75	75
[4]	Capital Auto Receivables Asset Trust
	2015-4	1.830%	3/20/20	75	75
[4]	Capital Auto Receivables Asset Trust
	2015-4	2.010%	7/20/20	75	75
[4]	Capital Auto Receivables Asset Trust
	2016-3	1.690%	3/20/21	50	50
[4]	Capital One Multi-Asset Execution
	Trust 2007-A7	5.750%	7/15/20	225	227
[4]	Capital One Multi-Asset Execution
	Trust 2014-A5	1.480%	7/15/20	150	150
[4]	Capital One Multi-Asset Execution
	Trust 2015-A2	2.080%	3/15/23	250	252
[4]	Capital One Multi-Asset Execution
	Trust 2015-A5	1.600%	5/17/21	100	100
[4]	Capital One Multi-Asset Execution
	Trust 2015-A8	2.050%	8/15/23	150	151

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Capital One Multi-Asset Execution
	Trust 2016-A3	1.340%	4/15/22	170	169
[4]	Capital One Multi-Asset Execution
	Trust 2016-A4	1.330%	6/15/22	200	198
[4]	Capital One Multi-Asset Execution
	Trust 2016-A6	1.820%	9/15/22	100	100
[4]	CarMax Auto Owner Trust 2013-2	0.840%	11/15/18	10	10
[4]	CarMax Auto Owner Trust 2013-3	1.490%	1/15/19	19	19
[4]	CarMax Auto Owner Trust 2013-4	1.280%	5/15/19	17	17
[4]	CarMax Auto Owner Trust 2014-1	1.320%	7/15/19	24	24
[4]	CarMax Auto Owner Trust 2014-2	0.980%	1/15/19	10	10
[4]	CarMax Auto Owner Trust 2014-3	1.160%	6/17/19	22	22
[4]	CarMax Auto Owner Trust 2014-3	1.730%	2/18/20	25	25
[4]	CarMax Auto Owner Trust 2014-4	1.250%	11/15/19	55	55
[4]	CarMax Auto Owner Trust 2015-2	1.370%	3/16/20	37	37
[4]	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	50	50
[4]	CarMax Auto Owner Trust 2015-3	1.630%	5/15/20	100	100
[4]	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	50	50
[4]	CarMax Auto Owner Trust 2015-4	1.560%	11/16/20	100	100
[4]	CarMax Auto Owner Trust 2015-4	1.830%	6/15/21	50	50
[4]	CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	100	100
[4]	CarMax Auto Owner Trust 2016-3	1.600%	1/18/22	50	50
[4]	CD 2007-CD5 Commercial Mortgage
	Trust	5.886%	11/15/44	33	33
[4]	CD 2016-CD1 Commercial Mortgage
	Trust	2.724%	8/10/49	150	146
[4]	CD 2016-CD2 Commercial Mortgage
	Trust	3.526%	11/10/49	100	104
[4]	CD 2017-CD3 Commercial Mortgage
	Trust	3.453%	2/10/50	25	26
[4]	CD 2017-CD3 Commercial Mortgage
	Trust	3.631%	2/10/50	144	150
[4]	CD 2017-CD3 Commercial Mortgage
	Trust	3.833%	2/10/50	31	32
[4]	CenterPoint Energy Transition Bond
	Co. II LLC 2005-A	5.170%	8/1/19	2	2
[4]	CenterPoint Energy Transition Bond
	Co. II LLC 2005-A	5.302%	8/1/20	26	27
[4]	CenterPoint Energy Transition Bond
	Co. IV LLC 2012-1	3.028%	10/15/25	350	360
[4]	CFCRE Commercial Mortgage Trust
	2016-C3	3.865%	1/10/48	125	131
[4]	CFCRE Commercial Mortgage Trust
	2016-C4	3.283%	5/10/58	150	151
[4]	CFCRE Commercial Mortgage Trust
	2016-C4	3.691%	5/10/58	100	102
[4]	CFCRE Commercial Mortgage Trust
	2016-C6	3.217%	11/10/49	250	251
[4]	CFCRE Commercial Mortgage Trust
	2017-C8	3.572%	6/15/50	50	51
[4]	Chase Issuance Trust 2012-A4	1.580%	8/16/21	150	150
[4]	Chase Issuance Trust 2012-A7	2.160%	9/16/24	313	312
[4]	Chase Issuance Trust 2013-A1	1.300%	2/18/20	275	275
[4]	Chase Issuance Trust 2014-A2	2.770%	3/15/23	225	232
[4]	Chase Issuance Trust 2014-A6	1.260%	7/15/19	300	300
[4]	Chase Issuance Trust 2014-A7	1.380%	11/15/19	225	225
[4]	Chase Issuance Trust 2015-A4	1.840%	4/15/22	150	150
[4]	Chase Issuance Trust 2015-A5	1.360%	4/15/20	325	325
[4]	Chase Issuance Trust 2016-A2	1.370%	6/15/21	225	224
[4]	Chase Issuance Trust 2016-A4	1.490%	7/15/22	200	198
[4]	Chase Issuance Trust 2016-A5	1.270%	7/15/21	225	223
[4]	Citibank Credit Card Issuance Trust
	2007-A8	5.650%	9/20/19	250	252
[4]	Citibank Credit Card Issuance Trust
	2008-A1	5.350%	2/7/20	245	251
[4]	Citibank Credit Card Issuance Trust
	2014-A1	2.880%	1/23/23	100	103
[4]	Citibank Credit Card Issuance Trust
	2014-A5	2.680%	6/7/23	200	205
[4]	Citibank Credit Card Issuance Trust
	2014-A6	2.150%	7/15/21	500	505

[4]	Citibank Credit Card Issuance Trust
	2014-A8	1.730%	4/9/20	325	326
[4]	Citibank Credit Card Issuance Trust
	2016-A2	2.190%	11/20/23	200	201
[4]	Citibank Credit Card Issuance Trust
	2017-A2	1.740%	1/19/21	325	326
[4]	Citigroup Commercial Mortgage Trust
	2008-C7	6.385%	12/10/49	320	320
[4]	Citigroup Commercial Mortgage Trust
	2012-GC8	3.024%	9/10/45	75	77
[4]	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	100	102
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	3.161%	9/10/46	75	76
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	4.371%	9/10/46	50	54
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	4.649%	9/10/46	75	82
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	2.790%	3/10/47	37	37
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	3.552%	3/10/47	25	26
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.023%	3/10/47	25	27
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.345%	3/10/47	25	27
[4]	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	50	53
[4]	Citigroup Commercial Mortgage Trust
	2014-GC21	4.328%	5/10/47	50	52
[4]	Citigroup Commercial Mortgage Trust
	2014-GC23	3.622%	7/10/47	100	104
[4]	Citigroup Commercial Mortgage Trust
	2014-GC25	3.635%	10/10/47	175	182
[4]	Citigroup Commercial Mortgage Trust
	2015-GC27	3.137%	2/10/48	225	226
[4]	Citigroup Commercial Mortgage Trust
	2015-GC27	3.571%	2/10/48	100	102
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	2.674%	4/10/48	50	51
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	3.192%	4/10/48	175	177
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	3.758%	4/10/48	84	83
[4]	Citigroup Commercial Mortgage Trust
	2015-GC31	3.762%	6/10/48	100	105
[4]	Citigroup Commercial Mortgage Trust
	2015-GC33	3.778%	9/10/58	100	105
[4]	Citigroup Commercial Mortgage Trust
	2016-C1	3.003%	5/10/49	55	56
[4]	Citigroup Commercial Mortgage Trust
	2016-C1	3.209%	5/10/49	125	126
[4]	Citigroup Commercial Mortgage Trust
	2016-GC36	3.616%	2/10/49	225	233
[4]	Citigroup Commercial Mortgage Trust
	2016-P4	2.902%	7/10/49	75	74
[4]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	58	60
[4]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	65	68
[4,7] COMM 2012-CCRE3 Mortgage Trust		3.416%	10/15/45	78	80
[4]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	125	126
[4]	COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	20	22
[4]	COMM 2013-CCRE11 Mortgage Trust	3.047%	8/10/50	30	31
[4]	COMM 2013-CCRE11 Mortgage Trust	3.660%	8/10/50	30	32
[4]	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	40	43
[4]	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	150	162
[4]	COMM 2013-CCRE11 Mortgage Trust	4.715%	8/10/50	30	33
[4]	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	9	9
[4]	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	50	51
[4]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	50	53
[4]	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	50	53
[4]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	50	53

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	25	27
[4]	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	25	26
[4]	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	65	66
[4]	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	50	51
[4]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	71	74
[4]	COMM 2013-CCRE9 Mortgage Trust	4.373%	7/10/45	90	98
[4]	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	40	41
[4]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	40	43
[4]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	104	105
[4]	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	58	59
[4]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	87	88
[4]	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	30	32
[4]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	56	60
[4]	COMM 2014-CCRE15 Mortgage Trust	4.862%	2/10/47	28	30
[4]	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	50	53
[4]	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	75	80
[4]	COMM 2014-CCRE17 Mortgage Trust	3.012%	5/10/47	50	51
[4]	COMM 2014-CCRE17 Mortgage Trust	3.598%	5/10/47	25	26
[4]	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	50	53
[4]	COMM 2014-CCRE17 Mortgage Trust	4.377%	5/10/47	25	26
[4]	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	50	52
[4]	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	175	184
[4]	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	50	53
[4]	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	50	52
[4]	COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	86	88
[4]	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	175	181
[4]	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	50	51
[4]	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	150	160
[4]	COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	100	102
[4]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	50	53
[4]	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	24	24
[4]	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	22	23
[4]	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	54	57
[4]	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	15	16
	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	10	11
[4]	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	50	51
[4]	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	100	105
[4]	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	125	130
[4]	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	44	45
[4]	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	125	131
[4]	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	125	127
[4]	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	125	130
[4]	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	225	233
[4]	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	50	52
[4]	COMM 2015-CCRE22 Mortgage Trust	2.856%	3/10/48	50	51
[4]	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	150	153
[4]	COMM 2015-CCRE22 Mortgage Trust	3.603%	3/10/48	50	51
[4]	COMM 2015-CCRE23 Mortgage Trust	3.257%	5/10/48	75	78
[4]	COMM 2015-CCRE23 Mortgage Trust	3.497%	5/10/48	100	103
[4]	COMM 2015-CCRE23 Mortgage Trust	3.801%	5/10/48	50	52
[4]	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	125	131
[4]	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	225	234
[4]	COMM 2015-CCRE27 Mortgage Trust	3.404%	10/10/48	125	130
[4]	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	125	130
[4]	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	25	26
[4]	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	125	127
[4]	COMM 2015-LC19 Mortgage Trust	3.527%	2/10/48	50	51
[4]	COMM 2016-CCRE28 Mortgage Trust	3.762%	2/10/49	150	157
[4]	COMM 2016-DC2 Mortgage Trust	3.550%	2/10/49	125	130
[4]	CSAIL 2015-C1 Commercial
	Mortgage Trust	3.505%	4/15/50	100	103
[4]	CSAIL 2015-C1 Commercial
	Mortgage Trust	3.791%	4/15/50	75	78
[4]	CSAIL 2015-C1 Commercial
	Mortgage Trust	4.044%	4/15/50	50	51
[4]	CSAIL 2015-C2 Commercial
	Mortgage Trust	1.454%	6/15/57	59	59
[4]	CSAIL 2015-C2 Commercial
	Mortgage Trust	3.504%	6/15/57	150	154
[4]	CSAIL 2015-C2 Commercial
	Mortgage Trust	3.849%	6/15/57	75	78

[4] CSAIL 2015-C3 Commercial
Mortgage Trust	3.448%	8/15/48	85	89
[4] CSAIL 2015-C3 Commercial
Mortgage Trust	3.718%	8/15/48	100	104
[4] CSAIL 2015-C3 Commercial
Mortgage Trust	4.254%	8/15/48	50	52
[4] CSAIL 2015-C4 Commercial
Mortgage Trust	3.617%	11/15/48	50	52
[4] CSAIL 2015-C4 Commercial
Mortgage Trust	3.808%	11/15/48	75	79
[4] CSAIL 2016-C7 Commercial
Mortgage Trust	3.502%	11/15/49	200	204
[4] CSAIL 2017-C8 Commercial
Mortgage Trust	3.392%	6/17/50	150	153
[4] DBJPM 16-C1 Mortgage Trust	3.276%	5/10/49	75	76
[4] DBJPM 16-C3 Mortgage Trust	2.890%	9/10/49	100	98
[4] DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	100	102
[4] DBJPM 17-C6 Mortgage Trust	3.561%	6/10/50	50	51
[4] Discover Card Execution Note Trust
2007-A1	5.650%	3/16/20	275	277
[4] Discover Card Execution Note Trust
2014-A5	1.390%	4/15/20	300	300
[4] Discover Card Execution Note Trust
2015-A2	1.900%	10/17/22	275	275
[4] Discover Card Execution Note Trust
2015-A3	1.450%	3/15/21	225	225
[4] Discover Card Execution Note Trust
2015-A4	2.190%	4/17/23	225	227
[4] Discover Card Execution Note Trust
2016-A1	1.640%	7/15/21	350	350
[4] Discover Card Execution Note Trust
2017-A2	2.390%	7/15/24	150	151
[3,4] Fannie Mae-Aces 2011-M2	3.764%	4/25/21	150	157
[3,4] Fannie Mae-Aces 2011-M4	3.726%	6/25/21	335	355
[3,4] Fannie Mae-Aces 2013-M12	2.471%	3/25/23	249	246
[3,4] Fannie Mae-Aces 2013-M14	2.600%	4/25/23	295	298
[3,4] Fannie Mae-Aces 2013-M14	3.329%	10/25/23	350	366
[3,4] Fannie Mae-Aces 2013-M4	2.608%	3/25/22	24	24
[3,4] Fannie Mae-Aces 2013-M7	2.280%	12/27/22	100	100
[3,4] Fannie Mae-Aces 2014-M1	2.323%	11/25/18	323	325
[3,4] Fannie Mae-Aces 2014-M1	3.348%	7/25/23	450	470
[3,4] Fannie Mae-Aces 2014-M10	2.171%	9/25/19	200	202
[3,4] Fannie Mae-Aces 2014-M12	2.614%	10/25/21	350	357
[3,4] Fannie Mae-Aces 2014-M13	1.637%	11/25/17	8	8
[3,4] Fannie Mae-Aces 2014-M13	2.566%	8/25/24	44	45
[3,4] Fannie Mae-Aces 2014-M13	3.021%	8/25/24	125	128
[3,4] Fannie Mae-Aces 2014-M2	3.513%	12/25/23	346	366
[3,4] Fannie Mae-Aces 2014-M3	2.613%	1/25/24	119	120
[3,4] Fannie Mae-Aces 2014-M3	3.501%	1/25/24	175	185
[3,4] Fannie Mae-Aces 2014-M4	3.346%	3/25/24	175	184
[3,4] Fannie Mae-Aces 2014-M6	2.679%	5/25/21	325	333
[3,4] Fannie Mae-Aces 2014-M7	3.357%	6/25/24	337	351
[3,4] Fannie Mae-Aces 2014-M8	2.346%	6/25/24	39	39
[3,4] Fannie Mae-Aces 2014-M8	3.056%	6/25/24	175	180
[3,4] Fannie Mae-Aces 2014-M9	3.103%	7/25/24	200	207
[3,4] Fannie Mae-Aces 2015-M1	1.626%	2/25/18	47	47
[3,4] Fannie Mae-Aces 2015-M1	2.532%	9/25/24	300	298
[3,4] Fannie Mae-Aces 2015-M10	3.092%	4/25/27	100	102
[3,4] Fannie Mae-Aces 2015-M12	2.885%	5/25/25	225	227
[3,4] Fannie Mae-Aces 2015-M15	2.923%	10/25/25	275	279
[3,4] Fannie Mae-Aces 2015-M2	2.620%	12/25/24	214	215
[3,4] Fannie Mae-Aces 2015-M3	2.723%	10/25/24	100	101
[3,4] Fannie Mae-Aces 2015-M4	2.509%	7/25/22	150	151
[3,4] Fannie Mae-Aces 2015-M7	1.550%	4/25/18	46	46
[3,4] Fannie Mae-Aces 2015-M7	2.590%	12/25/24	200	199
[3,4] Fannie Mae-Aces 2015-M8	2.344%	1/25/25	108	109
[3,4] Fannie Mae-Aces 2015-M8	2.900%	1/25/25	100	101
[3,4] Fannie Mae-Aces 2016-M11	2.369%	7/25/26	250	240
[3,4] Fannie Mae-Aces 2016-M12	2.530%	9/25/26	250	245
[3,4] Fannie Mae-Aces 2016-M2	2.152%	1/25/23	200	198
[3,4] Fannie Mae-Aces 2016-M3	2.702%	2/25/26	100	99

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4] Fannie Mae-Aces 2016-M4	2.576%	3/25/26	100	98
[3,4] Fannie Mae-Aces 2016-M5	2.469%	4/25/26	200	195
[3,4] Fannie Mae-Aces 2016-M7	2.157%	10/25/23	50	49
[3,4] Fannie Mae-Aces 2016-M7	2.499%	9/25/26	75	73
[3,4] Fannie Mae-Aces 2017-M1	2.497%	10/25/26	200	193
[3,4] Fannie Mae-Aces 2017-M4	2.684%	12/25/26	200	196
[3,4] Fannie Mae-Aces 2017-M7	2.961%	2/25/27	150	151
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K005	3.484%	4/25/19	64	65
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K006	3.398%	7/25/19	77	78
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K007	3.342%	12/25/19	8	8
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K009	2.757%	5/25/20	57	57
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K010	3.320%	7/25/20	100	101
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K011	4.084%	11/25/20	250	267
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K014	3.871%	4/25/21	133	141
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K017	2.873%	12/25/21	350	361
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K019	2.272%	3/25/22	150	151
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K020	2.373%	5/25/22	350	353
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K021	2.396%	6/25/22	225	227
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K026	2.510%	11/25/22	325	329
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K027	2.637%	1/25/23	325	331
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K028	3.111%	2/25/23	475	494
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K029	3.320%	2/25/23	325	342
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K030	2.779%	9/25/22	239	245
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K030	3.250%	4/25/23	325	340
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K031	3.300%	4/25/23	340	358
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K032	3.016%	2/25/23	250	256
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K032	3.310%	5/25/23	340	357
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K033	2.871%	2/25/23	262	269
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K033	3.060%	7/25/23	325	336
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K034	3.531%	7/25/23	288	306
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K035	3.458%	8/25/23	400	422
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K036	3.527%	10/25/23	325	345
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K038	2.604%	10/25/23	100	102
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K038	3.389%	3/25/24	400	422
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K039	2.683%	12/25/23	61	62
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K039	3.303%	7/25/24	225	236
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K040	2.768%	4/25/24	90	91
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K040	3.241%	9/25/24	275	288
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K041	3.171%	10/25/24	275	286

[3,4] FHLMC Multifamily Structured Pass
Through Certificates K042	2.267%	6/25/24	45	45
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K043	2.532%	10/25/23	46	47
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K043	3.062%	12/25/24	150	155
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K045	2.493%	11/25/24	116	118
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K045	3.023%	1/25/25	175	180
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K046	3.205%	3/25/25	175	182
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K047	2.827%	12/25/24	96	97
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K047	3.329%	5/25/25	175	184
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K048	3.284%	6/25/25	225	235
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K049	3.010%	7/25/25	125	128
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K050	3.334%	8/25/25	200	209
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K052	3.151%	11/25/25	125	129
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K053	2.995%	12/25/25	75	76
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K054	2.745%	1/25/26	200	200
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K056	2.525%	5/25/26	150	147
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K058	2.653%	8/25/26	100	99
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K063	3.430%	1/25/27	475	497
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K064	3.224%	3/25/27	300	309
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K152	3.080%	1/25/31	100	100
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K503	1.384%	1/25/19	107	106
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K503	2.456%	8/25/19	325	329
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K504	2.566%	9/25/20	100	102
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K702	3.154%	2/25/18	525	529
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K704	2.412%	8/25/18	73	74
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K706	2.323%	10/25/18	99	99
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K707	2.220%	12/25/18	150	151
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K710	1.883%	5/25/19	25	25
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K711	1.321%	12/25/18	107	106
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K711	1.730%	7/25/19	425	425
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K712	1.869%	11/25/19	200	201
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K713	2.313%	3/25/20	525	531
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K714	3.034%	10/25/20	400	413
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K716	3.130%	6/25/21	370	385
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K716	2.413%	8/25/47	51	52
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K717	2.991%	9/25/21	225	233

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K718	2.375%	9/25/21	201	202
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K718	2.791%	1/25/22	225	231
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates KW01	2.853%	1/25/26	200	201
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K715	2.856%	1/25/21	125	129
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K720	2.716%	6/25/22	150	154
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K723	2.454%	8/25/23	125	125
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K724	3.062%	11/25/23	100	104
[3,4] FHLMC Multifamily Structures
	Pass Through Certificates K726	2.905%	4/25/24	200	205
[4]	Fifth Third Auto Trust 2014-2	0.890%	11/15/18	1	1
[4]	Fifth Third Auto Trust 2015-1	1.420%	3/16/20	86	86
[4]	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	45	45
[4]	Ford Credit Auto Lease Trust 2015-B	1.380%	12/15/18	60	60
[4]	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	75	75
[4]	Ford Credit Auto Owner Trust 2014-B	0.900%	10/15/18	6	6
[4]	Ford Credit Auto Owner Trust 2015-A	1.280%	9/15/19	26	26
[4]	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	25	25
[4]	Ford Credit Auto Owner Trust 2015-B	1.160%	11/15/19	47	47
[4]	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	50	50
[4]	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	47	47
[4]	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	50	50
[4]	Ford Credit Auto Owner Trust 2017-A	1.670%	6/15/21	100	100
[4]	Ford Credit Auto Owner Trust 2017-A	1.920%	4/15/22	75	75
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-4	1.400%	8/15/19	225	225
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2016-1	1.760%	2/15/21	225	225
[4]	GM Financial Automobile Leasing Trust
	2015-2	1.680%	12/20/18	89	89
[4]	GM Financial Automobile Leasing Trust
	2015-2	1.850%	7/22/19	50	50
[4]	GM Financial Automobile Leasing Trust
	2015-3	1.690%	3/20/19	50	50
[4]	GM Financial Automobile Leasing Trust
	2015-3	1.810%	11/20/19	50	50
[4]	GM Financial Automobile Leasing Trust
	2016-1	1.790%	3/20/20	100	100
[4]	GM Financial Automobile Leasing Trust
	2016-2	1.620%	9/20/19	100	100
[4]	GM Financial Automobile Leasing Trust
	2016-3	1.610%	12/20/19	75	75
[4]	GS Mortgage Securities Corporation II
	2013-GC10	2.943%	2/10/46	92	93
[4]	GS Mortgage Securities Corporation II
	2013-GC10	3.279%	2/10/46	35	36
[4]	GS Mortgage Securities Corporation II
	2015-GC30	2.726%	5/10/50	100	102
[4]	GS Mortgage Securities Corporation II
	2015-GC30	3.382%	5/10/50	150	154
[4]	GS Mortgage Securities Trust
	2011-GC5	3.707%	8/10/44	80	84
[4]	GS Mortgage Securities Trust
	2012-GC6	3.482%	1/10/45	299	312
[4]	GS Mortgage Securities Trust
	2012-GCJ7	3.377%	5/10/45	172	178
[4]	GS Mortgage Securities Trust
	2012-GCJ9	2.773%	11/10/45	125	126
[4]	GS Mortgage Securities Trust
	2013-GC13	4.168%	7/10/46	20	22
[4]	GS Mortgage Securities Trust
	2013-GCJ12	3.135%	6/10/46	90	92
[4]	GS Mortgage Securities Trust
	2013-GCJ12	3.375%	6/10/46	39	40

[4]	GS Mortgage Securities Trust
	2013-GCJ14	2.995%	8/10/46	45	45
[4]	GS Mortgage Securities Trust
	2013-GCJ14	3.817%	8/10/46	30	32
[4]	GS Mortgage Securities Trust
	2013-GCJ14	4.243%	8/10/46	150	162
[4]	GS Mortgage Securities Trust
	2014-GC22	3.467%	6/10/47	50	52
[4]	GS Mortgage Securities Trust
	2014-GC22	3.862%	6/10/47	50	53
[4]	GS Mortgage Securities Trust
	2014-GC24	3.931%	9/10/47	125	133
[4]	GS Mortgage Securities Trust
	2014-GC24	4.641%	9/10/47	25	27
[4]	GS Mortgage Securities Trust
	2014-GC26	2.902%	11/10/47	50	51
[4]	GS Mortgage Securities Trust
	2014-GC26	3.365%	11/10/47	75	78
[4]	GS Mortgage Securities Trust
	2014-GC26	3.629%	11/10/47	225	235
[4]	GS Mortgage Securities Trust
	2014-GC26	3.964%	11/10/47	50	51
[4]	GS Mortgage Securities Trust
	2014-GC26	4.215%	11/10/47	50	52
[4]	GS Mortgage Securities Trust
	2015-GC28	3.396%	2/10/48	150	153
[4]	GS Mortgage Securities Trust
	2015-GC32	3.513%	7/10/48	125	131
[4]	GS Mortgage Securities Trust
	2015-GC32	3.764%	7/10/48	50	53
[4]	GS Mortgage Securities Trust
	2015-GC34	3.278%	10/10/48	125	129
[4]	GS Mortgage Securities Trust
	2015-GC34	3.506%	10/10/48	100	103
[4]	GS Mortgage Securities Trust
	2016-GS2	3.050%	5/10/49	75	75
[4]	GS Mortgage Securities Trust
	2016-GS3	2.850%	10/10/49	200	196
[4]	GS Mortgage Securities Trust
	2016-GS4	3.442%	11/10/49	75	77
[4]	GS Mortgage Securities Trust
	2016-GS4	3.645%	11/10/49	50	51
[4]	GS Mortgage Securities Trust
	2017-GS5	3.674%	3/10/50	150	157
[4]	GS Mortgage Securities Trust
	2017-GS5	3.826%	3/10/50	50	52
[4]	GS Mortgage Securities Trust
	2017-GS6	3.433%	5/10/50	150	154
[4]	Honda Auto Receivables 2014-2
	Owner Trust	0.770%	3/19/18	1	1
[4]	Honda Auto Receivables 2014-3
	Owner Trust	0.880%	6/15/18	9	9
[4]	Honda Auto Receivables 2014-3
	Owner Trust	1.310%	10/15/20	50	50
[4]	Honda Auto Receivables 2015-1
	Owner Trust	1.050%	10/15/18	36	36
[4]	Honda Auto Receivables 2015-1
	Owner Trust	1.320%	11/16/20	75	75
[4]	Honda Auto Receivables 2015-2
	Owner Trust	1.040%	2/21/19	37	37
[4]	Honda Auto Receivables 2015-2
	Owner Trust	1.470%	8/23/21	50	50
[4]	Honda Auto Receivables 2015-3
	Owner Trust	1.270%	4/18/19	69	69
[4]	Honda Auto Receivables 2015-3
	Owner Trust	1.560%	10/18/21	50	50
[4]	Honda Auto Receivables 2015-4
	Owner Trust	1.230%	9/23/19	125	125
[4]	Huntington Auto Trust 2015-1	1.240%	9/16/19	62	62
[4]	Hyundai Auto Receivables Trust
	2013-C	1.550%	3/15/19	12	12

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Hyundai Auto Receivables Trust
	2014-B	0.900%	12/17/18	10	10
[4]	Hyundai Auto Receivables Trust
	2015-A	1.370%	7/15/20	50	50
[4]	Hyundai Auto Receivables Trust
	2015-C	1.460%	2/18/20	50	50
[4]	Hyundai Auto Receivables Trust
	2015-C	1.780%	11/15/21	50	50
[4]	Hyundai Auto Receivables Trust
	2016-B	1.290%	4/15/21	75	74
[4]	Hyundai Auto Receivables Trust
	2016-B	1.450%	11/15/22	75	74
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2006-LDP7	6.139%	4/17/45	1	1
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	6.236%	2/12/51	64	65
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C6	3.507%	5/15/45	196	205
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	2.829%	10/15/45	150	152
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-CIBX	3.483%	6/15/45	176	183
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C10	3.143%	12/15/47	52	53
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C10	3.372%	12/15/47	39	40
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.166%	12/15/46	100	108
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	208	211
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2014-C20	2.872%	7/15/47	50	51
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2015-JP1	3.914%	1/15/49	75	80
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	250	245
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	100	104
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP4	3.870%	12/15/49	75	78
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2017-JP6	3.050%	7/15/50	100	103
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2017-JP6	3.744%	7/15/50	100	103
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	39	41
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.161%	7/15/45	26	28
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	40	42
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.133%	8/15/46	100	107
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.409%	8/15/46	30	32
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	51	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	10	10
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	65	70
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.420%	11/15/45	35	38
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.079%	2/15/47	127	136
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.439%	2/15/47	25	27
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.974%	2/15/47	30	32
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.046%	4/15/47	50	51

[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.669%	4/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.997%	4/15/47	95	101
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	4.243%	4/15/47	50	53
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.428%	8/15/47	30	31
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.775%	8/15/47	25	26
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C22	3.801%	9/15/47	175	183
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C22	4.110%	9/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C23	3.934%	9/15/47	85	90
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C23	4.202%	9/15/47	50	53
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	2.940%	11/15/47	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.639%	11/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.914%	11/15/47	75	78
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C25	3.672%	11/15/47	200	208
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C25	4.065%	11/15/47	50	52
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.019%	1/15/48	125	128
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.494%	1/15/48	175	180
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.800%	1/15/48	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.951%	1/15/48	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	2.734%	2/15/48	100	102
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	3.017%	2/15/48	110	113
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	3.179%	2/15/48	59	60
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	2.773%	10/15/48	125	127
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	3.227%	10/15/48	125	126
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	3.532%	10/15/48	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	2.921%	5/15/48	100	102
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	3.304%	5/15/48	57	59
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	3.611%	5/15/48	100	104
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.559%	7/15/48	125	131
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.822%	7/15/48	100	105
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	4.226%	7/15/48	50	53
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C31	3.540%	8/15/48	53	56
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C31	3.801%	8/15/48	57	60
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C32	3.358%	11/15/48	125	130
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C32	3.598%	11/15/48	125	129
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C33	3.770%	12/15/48	82	86

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	JPMBB Commercial Mortgage
	Securities Trust 2016-C1	3.316%	3/15/49	75	78
[4]	JPMCC Commercial Mortgage
	Securities Trust 2017-JP5	3.723%	3/15/50	400	419
[4]	JPMDB Commercial Mortgage
	Securities Trust 2016-C2	3.144%	6/15/49	75	75
[4]	JPMDB Commercial Mortgage
	Securities Trust 2016-C2	3.484%	6/15/49	50	51
[4]	LB-UBS Commercial Mortgage Trust
	2007-C7	5.866%	9/15/45	328	332
[4]	LB-UBS Commercial Mortgage Trust
	2008-C1	6.296%	4/15/41	136	139
[4]	Mercedes-Benz Auto Lease Trust
	2015-B	1.340%	7/16/18	40	40
[4]	Mercedes-Benz Auto Lease Trust
	2015-B	1.530%	5/17/21	50	50
[4]	Mercedes-Benz Auto Lease Trust
	2017-A	1.790%	4/15/20	175	175
[4]	Mercedes-Benz Auto Receivables
	Trust 2014-1	0.870%	10/15/18	6	6
[4]	Mercedes-Benz Auto Receivables
	Trust 2015-1	1.340%	12/16/19	44	44
[4]	Mercedes-Benz Auto Receivables
	Trust 2015-1	1.750%	12/15/21	25	25
[4]	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	172	173
[4]	ML-CFC Commercial Mortgage Trust
	2007-9	5.700%	9/12/49	58	59
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	100	103
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.315%	8/15/46	40	43
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.515%	8/15/46	20	21
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.001%	10/15/46	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	4.259%	10/15/46	100	108
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	68	69
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	14	14
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.134%	12/15/48	100	102
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.376%	12/15/48	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.456%	5/15/46	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	1.250%	2/15/47	38	38
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	2.916%	2/15/47	100	102
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	3.669%	2/15/47	110	116
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.064%	2/15/47	100	107
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.800%	2/15/47	100	107
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.477%	6/15/47	25	26
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.892%	6/15/47	100	106
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.481%	6/15/47	50	53
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	3.194%	10/15/47	100	102
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	4.589%	10/15/47	50	53
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.101%	12/15/47	125	128

[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.326%	12/15/47	50	52
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.526%	12/15/47	75	78
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.069%	2/15/48	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.249%	2/15/48	200	203
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.040%	4/15/48	100	102
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.306%	4/15/48	75	77
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.883%	4/15/48	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	2.982%	7/15/50	75	77
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.398%	7/15/50	50	52
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.719%	7/15/50	125	131
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.383%	10/15/48	125	130
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.635%	10/15/48	75	78
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C26	3.323%	10/15/48	75	78
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C26	3.531%	10/15/48	75	78
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C27	3.557%	12/15/47	50	52
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C27	3.753%	12/15/47	75	79
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C28	3.288%	1/15/49	100	104
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C28	3.544%	1/15/49	225	232
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C30	2.860%	9/15/49	200	195
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C31	3.102%	11/15/49	250	248
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C33	3.599%	5/15/50	150	155
	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C33	3.852%	5/15/50	100	103
[4]	Morgan Stanley Capital I Trust
	2007-IQ16	5.809%	12/12/49	194	194
[4]	Morgan Stanley Capital I Trust
	2007-IQ16	6.330%	12/12/49	125	127
[4]	Morgan Stanley Capital I Trust
	2008-TOP29	6.503%	1/11/43	333	337
[4]	Morgan Stanley Capital I Trust
	2012-C4	3.244%	3/15/45	350	362
[4]	Morgan Stanley Capital I Trust
	2012-C4	3.773%	3/15/45	75	78
[4]	Morgan Stanley Capital I Trust
	2015-UBS8	3.809%	12/15/48	75	78
[4]	Morgan Stanley Capital I Trust
	2016-BNK2	3.049%	11/15/49	100	99
[4]	Morgan Stanley Capital I Trust
	2016-BNK2	3.282%	11/15/49	83	83
[4]	Morgan Stanley Capital I Trust
	2016-UB11	2.782%	8/15/49	200	194
[4]	Morgan Stanley Capital I Trust
	2016-UBS12	3.596%	12/15/49	200	206
[4]	Morgan Stanley Capital I Trust
	2017-H1	3.530%	6/15/50	150	155
[4]	Nissan Auto Lease Trust 2015-B	1.540%	4/16/18	70	70
[4]	Nissan Auto Lease Trust 2015-B	1.700%	4/15/21	50	50
[4]	Nissan Auto Lease Trust 2016-B	1.610%	1/18/22	100	100
[4]	Nissan Auto Receivables 2013-B
	Owner Trust	1.310%	10/15/19	10	10

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Nissan Auto Receivables 2013-C
	Owner Trust	1.300%	6/15/20	22	22
[4]	Nissan Auto Receivables 2014-A
	Owner Trust	1.340%	8/17/20	75	75
[4]	Nissan Auto Receivables 2014-B
	Owner Trust	1.110%	5/15/19	18	18
[4]	Nissan Auto Receivables 2015-A
	Owner Trust	1.050%	10/15/19	53	53
[4]	Nissan Auto Receivables 2015-B
	Owner Trust	1.340%	3/16/20	75	75
[4]	Nissan Auto Receivables 2015-B
	Owner Trust	1.790%	1/17/22	50	50
[4]	Nissan Auto Receivables 2015-C
	Owner Trust	1.370%	5/15/20	50	50
[4]	Nissan Auto Receivables 2015-C
	Owner Trust	1.670%	2/15/22	75	75
[4]	Nissan Auto Receivables 2016-C
	Owner Trust	1.180%	1/15/21	100	99
[4]	Nissan Auto Receivables 2016-C
	Owner Trust	1.380%	1/17/23	75	74
[4]	Nissan Master Owner Trust
	Receivables Series 2016-A	1.540%	6/15/21	100	99
	Royal Bank of Canada	2.200%	9/23/19	225	226
[4]	Royal Bank of Canada	2.000%	10/1/19	400	400
	Royal Bank of Canada	2.100%	10/14/20	800	798
[4]	Royal Bank of Canada	1.875%	2/5/21	400	398
	Royal Bank of Canada	2.300%	3/22/21	175	175
[4]	Synchrony Credit Card Master Note
	Trust 2014-1	1.610%	11/15/20	100	100
[4]	Synchrony Credit Card Master Note
	Trust 2016-2	2.210%	5/15/24	98	98
[4]	Synchrony Credit Card Master Note
	Trust 2016-3	1.580%	9/15/22	150	149
[4]	Synchrony Credit Card Master Note
	Trust Series 2012-7	1.760%	9/15/22	148	148
[4]	TIAA Seasoned Commercial Mortgage
	Trust 2007-C4	5.475%	8/15/39	12	12
[7]	Toronto-Dominion Bank	2.250%	3/15/21	250	250
[4]	Toyota Auto Receivables 2014-A
	Owner Trust	1.180%	6/17/19	15	15
[4]	Toyota Auto Receivables 2014-B
	Owner Trust	1.310%	9/16/19	22	22
[4]	Toyota Auto Receivables 2015-B
	Owner Trust	1.270%	5/15/19	115	115
[4]	Toyota Auto Receivables 2015-B
	Owner Trust	1.740%	9/15/20	125	125
[4]	Toyota Auto Receivables 2015-C
	Owner Trust	1.340%	6/17/19	80	80
[4]	Toyota Auto Receivables 2015-C
	Owner Trust	1.690%	12/15/20	75	75
[4]	Toyota Auto Receivables 2016-B
	Owner Trust	1.300%	4/15/20	50	50
[4]	Toyota Auto Receivables 2016-B
	Owner Trust	1.520%	8/16/21	75	75
[4]	Toyota Auto Receivables 2016-C
	Owner Trust	1.140%	8/17/20	75	75
[4]	Toyota Auto Receivables 2016-C
	Owner Trust	1.320%	11/15/21	50	49
[4]	UBS Commercial Mortgage Trust
	2017-C1	3.460%	6/15/50	100	102
[4]	UBS Commercial Mortgage Trust
	2017-C1	3.724%	6/15/50	50	51
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C5	3.185%	3/10/46	104	106
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.244%	4/10/46	165	170
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.469%	4/10/46	25	25
[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-1	0.910%	10/22/18	4	4

[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-1	1.450%	9/21/20	50	50
[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-2	0.950%	4/22/19	38	38
[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-2	1.390%	5/20/21	75	75
[4]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	70	71
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	2.819%	8/15/50	50	51
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	75	79
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	2.954%	12/15/47	100	102
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.271%	12/15/47	75	77
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.405%	12/15/47	125	128
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.808%	12/15/47	75	78
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	2.991%	2/15/48	125	128
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.166%	2/15/48	75	76
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.580%	2/15/48	50	51
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.190%	2/15/48	275	278
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C28	3.540%	5/15/48	175	181
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C28	3.872%	5/15/48	31	32
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.400%	6/15/48	125	130
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.637%	6/15/48	175	183
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	2.978%	4/15/50	29	30
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	3.184%	4/15/50	276	278
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	3.719%	4/15/50	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.571%	9/15/58	50	52
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.839%	9/15/58	75	79
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.207%	9/15/58	75	79
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NXS1	2.632%	5/15/48	50	51
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NXS1	2.934%	5/15/48	50	51
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NXS1	3.148%	5/15/48	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-P2	3.656%	12/15/48	100	105
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-P2	3.809%	12/15/48	50	53
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-SG1	3.789%	9/15/48	210	221
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-BNK1	2.652%	8/15/49	150	145
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.324%	1/15/59	58	60
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.560%	1/15/59	125	129
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C33	3.426%	3/15/59	50	51
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C34	3.096%	6/15/49	75	75

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C37	3.794%	12/15/49	100	105
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-LC24	2.825%	10/15/49	100	100
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-LC24	2.942%	10/15/49	162	159
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C38	3.453%	7/15/50	192	196
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C38	3.665%	7/15/50	54	55
[4]	WFRBS Commercial Mortgage Trust
	2012-C6	3.440%	4/15/45	175	182
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	125	130
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	100	105
[4]	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	75	77
[4]	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	140	143
[4]	WFRBS Commercial Mortgage Trust
	2013-C11	3.071%	3/15/45	94	96
[4]	WFRBS Commercial Mortgage Trust
	2013-C12	3.198%	3/15/48	39	40
[4]	WFRBS Commercial Mortgage Trust
	2013-C12	3.560%	3/15/48	18	19
[4]	WFRBS Commercial Mortgage Trust
	2013-C13	3.001%	5/15/45	76	77
[4]	WFRBS Commercial Mortgage Trust
	2013-C13	3.345%	5/15/45	15	15
[4]	WFRBS Commercial Mortgage Trust
	2013-C14	3.337%	6/15/46	150	155
[4]	WFRBS Commercial Mortgage Trust
	2013-C14	3.488%	6/15/46	75	77
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	20	21
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	100	108
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	4.358%	8/15/46	20	21
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	3.223%	9/15/46	50	51
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	3.963%	9/15/46	30	32
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	4.415%	9/15/46	30	33
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	4.668%	9/15/46	50	54
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	2.921%	12/15/46	25	25
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	25	26
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.023%	12/15/46	25	27
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.255%	12/15/46	25	27
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.788%	12/15/46	25	27
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	1.233%	3/15/47	10	10
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	3.618%	3/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	3.660%	3/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	4.101%	3/15/47	50	54
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	4.723%	3/15/47	25	27
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.036%	5/15/47	25	26

[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.638%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.995%	5/15/47	25	27
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	4.176%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C21	3.678%	8/15/47	75	79
[4]	WFRBS Commercial Mortgage Trust
	2014-C22	3.752%	9/15/57	150	157
[4]	WFRBS Commercial Mortgage Trust
	2014-C22	4.371%	9/15/57	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C23	3.636%	10/15/57	76	80
[4]	WFRBS Commercial Mortgage Trust
	2014-C23	3.917%	10/15/57	50	53
[4]	WFRBS Commercial Mortgage Trust
	2014-C24	3.428%	11/15/47	65	67
[4]	WFRBS Commercial Mortgage Trust
	2014-C24	3.607%	11/15/47	65	67
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	1.193%	3/15/47	16	16
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	2.862%	3/15/47	25	25
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	3.522%	3/15/47	60	63
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	140	149
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.351%	3/15/47	60	64
[4]	World Omni Auto Receivables Trust
	2013-B	1.320%	1/15/20	19	19
[4]	World Omni Auto Receivables Trust
	2014-A	0.940%	4/15/19	5	5
[4]	World Omni Auto Receivables Trust
	2014-A	1.530%	6/15/20	50	50
[4]	World Omni Auto Receivables Trust
	2014-B	1.140%	1/15/20	32	32
[4]	World Omni Auto Receivables Trust
	2015-B	1.490%	12/15/20	50	50
[4]	World Omni Auto Receivables Trust
	2015-B	1.840%	1/17/22	50	50
[4]	World Omni Automobile Lease
	Securitization Trust 2015-A	1.540%	10/15/18	100	100
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $81,312)					81,937
Corporate Bonds (27.1%)
Finance (8.6%)
	Banking (6.2%)
	American Express Co.	2.650%	12/2/22	225	225
	American Express Co.	3.625%	12/5/24	150	153
	American Express Co.	4.050%	12/3/42	67	69
	American Express Credit Corp.	1.875%	5/3/19	200	200
	American Express Credit Corp.	2.250%	8/15/19	1,000	1,008
	American Express Credit Corp.	2.200%	3/3/20	250	251
	American Express Credit Corp.	2.375%	5/26/20	330	333
	American Express Credit Corp.	2.600%	9/14/20	300	304
	American Express Credit Corp.	2.250%	5/5/21	275	274
	American Express Credit Corp.	2.700%	3/3/22	300	303
	American Express Credit Corp.	3.300%	5/3/27	350	351
	Australia & New Zealand Banking
	Group Ltd.	2.000%	11/16/18	300	301
	Australia & New Zealand Banking
	Group Ltd.	1.600%	7/15/19	175	174
	Australia & New Zealand Banking
	Group Ltd.	2.050%	9/23/19	250	250
	Australia & New Zealand Banking
	Group Ltd.	2.125%	8/19/20	250	250
	Australia & New Zealand Banking
	Group Ltd.	2.700%	11/16/20	300	304

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Australia & New Zealand Banking
	Group Ltd.	2.300%	6/1/21	325	323
	Australia & New Zealand Banking
	Group Ltd.	2.550%	11/23/21	250	250
	Australia & New Zealand Banking
	Group Ltd.	2.625%	5/19/22	200	200
	Australia & New Zealand Banking
	Group Ltd.	3.700%	11/16/25	250	262
	Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	250	254
	Bank of America Corp.	6.000%	9/1/17	1	1
	Bank of America Corp.	6.500%	7/15/18	75	78
	Bank of America Corp.	2.600%	1/15/19	1,188	1,198
	Bank of America Corp.	2.650%	4/1/19	400	404
	Bank of America Corp.	7.625%	6/1/19	300	330
	Bank of America Corp.	2.250%	4/21/20	500	500
	Bank of America Corp.	2.625%	10/19/20	575	580
	Bank of America Corp.	2.625%	4/19/21	755	757
	Bank of America Corp.	5.700%	1/24/22	125	141
	Bank of America Corp.	2.503%	10/21/22	300	295
	Bank of America Corp.	3.300%	1/11/23	650	663
[4]	Bank of America Corp.	3.124%	1/20/23	145	147
[4]	Bank of America Corp.	2.881%	4/24/23	2,000	2,001
	Bank of America Corp.	4.100%	7/24/23	300	317
	Bank of America Corp.	4.125%	1/22/24	325	343
	Bank of America Corp.	4.000%	4/1/24	725	759
	Bank of America Corp.	4.200%	8/26/24	475	492
	Bank of America Corp.	4.000%	1/22/25	455	462
	Bank of America Corp.	3.950%	4/21/25	500	506
	Bank of America Corp.	3.875%	8/1/25	800	827
	Bank of America Corp.	4.450%	3/3/26	200	208
	Bank of America Corp.	3.500%	4/19/26	100	100
	Bank of America Corp.	4.250%	10/22/26	350	359
	Bank of America Corp.	3.248%	10/21/27	400	385
[4]	Bank of America Corp.	3.824%	1/20/28	425	433
[4]	Bank of America Corp.	3.705%	4/24/28	350	352
	Bank of America Corp.	6.110%	1/29/37	435	531
[4]	Bank of America Corp.	4.244%	4/24/38	350	362
	Bank of America Corp.	7.750%	5/14/38	240	348
	Bank of America Corp.	5.875%	2/7/42	200	250
	Bank of America Corp.	5.000%	1/21/44	600	680
	Bank of America Corp.	4.875%	4/1/44	300	337
	Bank of America Corp.	4.750%	4/21/45	100	105
[4]	Bank of America Corp.	4.443%	1/20/48	100	106
	Bank of America NA	2.050%	12/7/18	250	251
	Bank of America NA	6.000%	10/15/36	250	312
	Bank of Montreal	1.800%	7/31/18	250	250
	Bank of Montreal	1.350%	8/28/18	50	50
	Bank of Montreal	2.375%	1/25/19	200	202
	Bank of Montreal	1.500%	7/18/19	400	397
	Bank of Montreal	2.100%	12/12/19	175	176
	Bank of Montreal	1.900%	8/27/21	325	319
	Bank of Montreal	2.550%	11/6/22	150	150
	Bank of New York Mellon Corp.	2.100%	1/15/19	250	251
	Bank of New York Mellon Corp.	2.200%	5/15/19	275	276
	Bank of New York Mellon Corp.	5.450%	5/15/19	200	213
	Bank of New York Mellon Corp.	2.300%	9/11/19	500	503
	Bank of New York Mellon Corp.	2.600%	8/17/20	175	177
	Bank of New York Mellon Corp.	2.450%	11/27/20	150	151
	Bank of New York Mellon Corp.	2.050%	5/3/21	250	247
	Bank of New York Mellon Corp.	3.550%	9/23/21	300	313
	Bank of New York Mellon Corp.	2.600%	2/7/22	200	201
[4]	Bank of New York Mellon Corp.	2.661%	5/16/23	200	200
	Bank of New York Mellon Corp.	2.200%	8/16/23	225	218
	Bank of New York Mellon Corp.	3.250%	9/11/24	150	153
	Bank of New York Mellon Corp.	3.000%	2/24/25	250	250
	Bank of New York Mellon Corp.	2.800%	5/4/26	200	195
	Bank of New York Mellon Corp.	2.450%	8/17/26	125	119
	Bank of New York Mellon Corp.	3.250%	5/16/27	150	151
[4]	Bank of New York Mellon Corp.	3.442%	2/7/28	150	152
	Bank of New York Mellon Corp.	3.000%	10/30/28	200	193
	Bank of Nova Scotia	1.950%	1/15/19	175	175

	Bank of Nova Scotia	2.350%	10/21/20	1,000	1,004
	Bank of Nova Scotia	2.450%	3/22/21	230	231
	Bank of Nova Scotia	2.800%	7/21/21	420	426
	Bank of Nova Scotia	4.500%	12/16/25	300	315
	Barclays plc	2.750%	11/8/19	100	101
	Barclays plc	2.875%	6/8/20	500	505
	Barclays plc	3.250%	1/12/21	300	305
	Barclays plc	3.200%	8/10/21	150	152
	Barclays plc	3.684%	1/10/23	800	817
	Barclays plc	4.375%	9/11/24	200	203
	Barclays plc	3.650%	3/16/25	350	349
	Barclays plc	4.375%	1/12/26	300	311
	Barclays plc	5.200%	5/12/26	435	456
	Barclays plc	4.337%	1/10/28	500	515
	Barclays plc	5.250%	8/17/45	250	279
	Barclays plc	4.950%	1/10/47	200	214
	BB&T Corp.	1.450%	1/12/18	250	250
	BB&T Corp.	6.850%	4/30/19	400	435
	BB&T Corp.	5.250%	11/1/19	100	107
	BB&T Corp.	2.450%	1/15/20	130	131
	BB&T Corp.	2.050%	5/10/21	225	223
	BB&T Corp.	2.750%	4/1/22	175	177
	Bear Stearns Cos. LLC	4.650%	7/2/18	340	350
	BNP Paribas SA	2.700%	8/20/18	275	278
	BNP Paribas SA	2.400%	12/12/18	225	227
	BNP Paribas SA	2.450%	3/17/19	75	76
	BNP Paribas SA	2.375%	5/21/20	375	379
	BNP Paribas SA	5.000%	1/15/21	475	518
	BPCE SA	2.500%	12/10/18	175	176
	BPCE SA	2.500%	7/15/19	250	252
	BPCE SA	2.250%	1/27/20	125	125
	BPCE SA	2.650%	2/3/21	275	276
	BPCE SA	2.750%	12/2/21	250	252
[7]	BPCE SA	3.000%	5/22/22	250	252
	BPCE SA	4.000%	4/15/24	325	342
	BPCE SA	3.375%	12/2/26	250	252
	Branch Banking & Trust Co.	1.450%	5/10/19	175	174
	Branch Banking & Trust Co.	3.625%	9/16/25	500	519
	Canadian Imperial Bank of Commerce	1.600%	9/6/19	175	174
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	350	350
	Capital One Bank USA NA	2.150%	11/21/18	100	100
	Capital One Bank USA NA	2.300%	6/5/19	400	401
	Capital One Bank USA NA	8.800%	7/15/19	350	393
	Capital One Bank USA NA	3.375%	2/15/23	235	237
	Capital One Financial Corp.	2.450%	4/24/19	200	201
	Capital One Financial Corp.	2.500%	5/12/20	250	251
	Capital One Financial Corp.	4.750%	7/15/21	50	54
	Capital One Financial Corp.	3.050%	3/9/22	175	176
	Capital One Financial Corp.	3.500%	6/15/23	27	27
	Capital One Financial Corp.	3.750%	4/24/24	175	179
	Capital One Financial Corp.	4.200%	10/29/25	175	176
	Capital One Financial Corp.	3.750%	7/28/26	500	487
	Capital One Financial Corp.	3.750%	3/9/27	100	100
	Capital One NA	2.400%	9/5/19	100	100
	Capital One NA	1.850%	9/13/19	225	223
	Capital One NA	2.250%	9/13/21	175	171
	Citibank NA	2.100%	6/12/20	175	175
[4,7] Citicorp Lease Pass-Through Trust
	1999-1	8.040%	12/15/19	372	422
	Citigroup Inc.	2.150%	7/30/18	400	401
	Citigroup Inc.	2.500%	9/26/18	475	478
	Citigroup Inc.	2.050%	12/7/18	500	501
	Citigroup Inc.	2.550%	4/8/19	800	808
	Citigroup Inc.	2.050%	6/7/19	150	150
	Citigroup Inc.	2.450%	1/10/20	350	352
	Citigroup Inc.	2.400%	2/18/20	325	326
	Citigroup Inc.	5.375%	8/9/20	50	54
	Citigroup Inc.	2.700%	3/30/21	675	679
	Citigroup Inc.	2.350%	8/2/21	150	148
	Citigroup Inc.	2.900%	12/8/21	200	202
	Citigroup Inc.	4.500%	1/14/22	1,275	1,368

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Citigroup Inc.	3.375%	3/1/23	150	153
	Citigroup Inc.	3.875%	10/25/23	350	365
	Citigroup Inc.	4.000%	8/5/24	200	205
	Citigroup Inc.	3.875%	3/26/25	350	352
	Citigroup Inc.	3.300%	4/27/25	175	174
	Citigroup Inc.	4.400%	6/10/25	1,400	1,457
	Citigroup Inc.	5.500%	9/13/25	75	83
	Citigroup Inc.	3.700%	1/12/26	350	354
	Citigroup Inc.	4.600%	3/9/26	275	288
	Citigroup Inc.	3.400%	5/1/26	25	25
	Citigroup Inc.	3.200%	10/21/26	500	484
	Citigroup Inc.	4.300%	11/20/26	75	77
	Citigroup Inc.	4.450%	9/29/27	1,000	1,037
[4]	Citigroup Inc.	3.887%	1/10/28	175	178
	Citigroup Inc.	4.125%	7/25/28	250	252
	Citigroup Inc.	6.625%	6/15/32	100	125
	Citigroup Inc.	6.125%	8/25/36	75	91
	Citigroup Inc.	8.125%	7/15/39	562	864
	Citigroup Inc.	5.875%	1/30/42	100	126
	Citigroup Inc.	5.300%	5/6/44	375	425
	Citigroup Inc.	4.650%	7/30/45	200	217
	Citizens Bank NA	1.600%	12/4/17	100	100
	Citizens Bank NA	2.300%	12/3/18	125	125
	Citizens Bank NA	2.450%	12/4/19	100	101
	Citizens Bank NA	2.250%	3/2/20	175	175
	Citizens Bank NA	2.200%	5/26/20	150	150
	Citizens Bank NA	2.550%	5/13/21	200	200
	Citizens Bank NA	2.650%	5/26/22	125	124
	Citizens Financial Group Inc.	4.300%	12/3/25	125	130
	Comerica Bank	4.000%	7/27/25	50	51
	Commonwealth Bank of Australia	1.750%	11/2/18	175	175
	Commonwealth Bank of Australia	2.050%	3/15/19	125	125
	Commonwealth Bank of Australia	2.300%	9/6/19	100	101
	Commonwealth Bank of Australia	2.400%	11/2/20	350	351
	Commonwealth Bank of Australia	2.550%	3/15/21	175	175
[7]	Commonwealth Bank of Australia	2.750%	3/10/22	500	505
	Compass Bank	1.850%	9/29/17	100	100
	Compass Bank	2.750%	9/29/19	100	101
	Compass Bank	2.875%	6/29/22	250	249
	Cooperatieve Rabobank UA	2.250%	1/14/19	500	503
	Cooperatieve Rabobank UA	2.250%	1/14/20	250	251
	Cooperatieve Rabobank UA	4.500%	1/11/21	150	161
	Cooperatieve Rabobank UA	2.500%	1/19/21	600	604
	Cooperatieve Rabobank UA	2.750%	1/10/22	250	253
	Cooperatieve Rabobank UA	3.875%	2/8/22	525	557
	Cooperatieve Rabobank UA	3.950%	11/9/22	125	131
	Cooperatieve Rabobank UA	4.625%	12/1/23	175	189
	Cooperatieve Rabobank UA	3.375%	5/21/25	275	283
	Cooperatieve Rabobank UA	4.375%	8/4/25	600	629
	Cooperatieve Rabobank UA	3.750%	7/21/26	225	224
	Cooperatieve Rabobank UA	5.250%	5/24/41	100	122
	Cooperatieve Rabobank UA	5.750%	12/1/43	250	306
	Cooperatieve Rabobank UA	5.250%	8/4/45	350	408
	Credit Suisse AG	2.300%	5/28/19	400	403
	Credit Suisse AG	5.300%	8/13/19	175	186
	Credit Suisse AG	5.400%	1/14/20	325	348
	Credit Suisse AG	3.000%	10/29/21	600	611
	Credit Suisse AG	3.625%	9/9/24	1,150	1,184
[7]	Credit Suisse Group AG	3.574%	1/9/23	500	512
[7]	Credit Suisse Group AG	4.282%	1/9/28	250	258
	Credit Suisse Group Funding
	Guernsey Ltd.	2.750%	3/26/20	250	252
	Credit Suisse Group Funding
	Guernsey Ltd.	3.125%	12/10/20	250	253
	Credit Suisse Group Funding
	Guernsey Ltd.	3.450%	4/16/21	275	282
	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	9/15/22	300	311
	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	6/9/23	550	560

	Credit Suisse Group Funding
	Guernsey Ltd.	3.750%	3/26/25	250	252
	Credit Suisse Group Funding
	Guernsey Ltd.	4.875%	5/15/45	375	412
	Deutsche Bank AG	2.500%	2/13/19	150	151
	Deutsche Bank AG	2.950%	8/20/20	100	101
	Deutsche Bank AG	3.125%	1/13/21	100	101
	Deutsche Bank AG	3.375%	5/12/21	500	506
	Deutsche Bank AG	4.250%	10/14/21	700	734
	Deutsche Bank AG	3.700%	5/30/24	225	225
	Deutsche Bank AG	4.100%	1/13/26	100	101
	Discover Bank	3.200%	8/9/21	100	102
	Discover Bank	4.200%	8/8/23	300	315
	Discover Bank	3.450%	7/27/26	100	97
	Discover Financial Services	3.850%	11/21/22	200	205
	Discover Financial Services	3.950%	11/6/24	375	379
	Discover Financial Services	3.750%	3/4/25	100	99
	Fifth Third Bancorp	3.500%	3/15/22	125	129
	Fifth Third Bancorp	4.300%	1/16/24	275	290
	Fifth Third Bancorp	8.250%	3/1/38	225	335
	Fifth Third Bank	2.150%	8/20/18	575	577
	Fifth Third Bank	2.300%	3/15/19	250	251
	Fifth Third Bank	1.625%	9/27/19	125	124
	Fifth Third Bank	2.250%	6/14/21	300	298
	Fifth Third Bank	3.850%	3/15/26	200	204
	First Horizon National Corp.	3.500%	12/15/20	100	103
	First Niagara Financial Group Inc.	6.750%	3/19/20	50	56
	First Republic Bank	2.500%	6/6/22	100	99
	First Republic Bank	4.375%	8/1/46	75	74
	FirstMerit Bank NA	4.270%	11/25/26	150	155
	FirstMerit Corp.	4.350%	2/4/23	50	52
	Goldman Sachs Capital I	6.345%	2/15/34	225	278
	Goldman Sachs Group Inc.	2.625%	1/31/19	450	455
	Goldman Sachs Group Inc.	7.500%	2/15/19	525	570
	Goldman Sachs Group Inc.	2.550%	10/23/19	450	454
	Goldman Sachs Group Inc.	2.300%	12/13/19	600	601
	Goldman Sachs Group Inc.	5.375%	3/15/20	475	512
	Goldman Sachs Group Inc.	2.600%	4/23/20	775	782
	Goldman Sachs Group Inc.	6.000%	6/15/20	480	529
	Goldman Sachs Group Inc.	2.750%	9/15/20	275	278
	Goldman Sachs Group Inc.	2.875%	2/25/21	500	504
	Goldman Sachs Group Inc.	2.625%	4/25/21	200	200
	Goldman Sachs Group Inc.	5.250%	7/27/21	650	712
	Goldman Sachs Group Inc.	2.350%	11/15/21	500	494
	Goldman Sachs Group Inc.	5.750%	1/24/22	1,175	1,320
	Goldman Sachs Group Inc.	3.000%	4/26/22	2,175	2,192
	Goldman Sachs Group Inc.	3.625%	1/22/23	375	385
[4]	Goldman Sachs Group Inc.	2.908%	6/5/23	350	349
	Goldman Sachs Group Inc.	4.000%	3/3/24	525	549
	Goldman Sachs Group Inc.	3.850%	7/8/24	175	182
	Goldman Sachs Group Inc.	3.500%	1/23/25	450	453
	Goldman Sachs Group Inc.	4.250%	10/21/25	200	206
	Goldman Sachs Group Inc.	3.750%	2/25/26	200	204
	Goldman Sachs Group Inc.	3.500%	11/16/26	1,250	1,238
	Goldman Sachs Group Inc.	5.950%	1/15/27	400	465
	Goldman Sachs Group Inc.	3.850%	1/26/27	350	355
[4]	Goldman Sachs Group Inc.	3.691%	6/5/28	500	503
	Goldman Sachs Group Inc.	6.125%	2/15/33	125	156
	Goldman Sachs Group Inc.	6.450%	5/1/36	50	63
	Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,267
	Goldman Sachs Group Inc.	6.250%	2/1/41	675	879
	Goldman Sachs Group Inc.	4.800%	7/8/44	200	221
	Goldman Sachs Group Inc.	5.150%	5/22/45	475	527
	Goldman Sachs Group Inc.	4.750%	10/21/45	200	221
	HSBC Bank USA NA	4.875%	8/24/20	250	268
	HSBC Bank USA NA	5.625%	8/15/35	250	301
	HSBC Bank USA NA	7.000%	1/15/39	250	348
	HSBC Holdings plc	5.100%	4/5/21	625	679
	HSBC Holdings plc	2.950%	5/25/21	600	608
	HSBC Holdings plc	2.650%	1/5/22	500	498
	HSBC Holdings plc	4.875%	1/14/22	160	174

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	HSBC Holdings plc	4.000%	3/30/22	290	306
[4]	HSBC Holdings plc	3.262%	3/13/23	400	407
	HSBC Holdings plc	3.600%	5/25/23	200	206
	HSBC Holdings plc	4.250%	3/14/24	250	258
	HSBC Holdings plc	4.250%	8/18/25	150	154
	HSBC Holdings plc	4.300%	3/8/26	1,100	1,164
	HSBC Holdings plc	3.900%	5/25/26	450	464
	HSBC Holdings plc	4.375%	11/23/26	350	361
[4]	HSBC Holdings plc	4.041%	3/13/28	400	414
	HSBC Holdings plc	7.625%	5/17/32	100	134
	HSBC Holdings plc	7.350%	11/27/32	100	130
	HSBC Holdings plc	6.500%	5/2/36	350	447
	HSBC Holdings plc	6.500%	9/15/37	550	709
	HSBC Holdings plc	6.800%	6/1/38	200	268
	HSBC Holdings plc	5.250%	3/14/44	250	284
	HSBC USA Inc.	2.000%	8/7/18	300	300
	HSBC USA Inc.	2.625%	9/24/18	50	50
	HSBC USA Inc.	2.375%	11/13/19	400	402
	HSBC USA Inc.	2.350%	3/5/20	275	276
	HSBC USA Inc.	2.750%	8/7/20	150	152
	HSBC USA Inc.	5.000%	9/27/20	300	322
	HSBC USA Inc.	3.500%	6/23/24	100	103
	Huntington Bancshares Inc.	2.600%	8/2/18	50	50
	Huntington Bancshares Inc.	7.000%	12/15/20	25	28
	Huntington Bancshares Inc.	3.150%	3/14/21	175	178
	Huntington Bancshares Inc.	2.300%	1/14/22	200	197
	Huntington National Bank	2.200%	11/6/18	175	175
	Huntington National Bank	2.375%	3/10/20	250	251
	Huntington National Bank	2.400%	4/1/20	150	151
	ING Groep NV	3.150%	3/29/22	200	204
	ING Groep NV	3.950%	3/29/27	300	312
	Intesa Sanpaolo SPA	3.875%	1/15/19	185	190
	Intesa Sanpaolo SPA	5.250%	1/12/24	225	248
	JPMorgan Chase & Co.	2.350%	1/28/19	175	176
	JPMorgan Chase & Co.	6.300%	4/23/19	775	834
	JPMorgan Chase & Co.	2.250%	1/23/20	1,976	1,980
	JPMorgan Chase & Co.	2.750%	6/23/20	1,015	1,030
	JPMorgan Chase & Co.	4.400%	7/22/20	475	505
	JPMorgan Chase & Co.	4.250%	10/15/20	250	265
	JPMorgan Chase & Co.	2.550%	3/1/21	850	853
	JPMorgan Chase & Co.	4.625%	5/10/21	300	323
	JPMorgan Chase & Co.	2.400%	6/7/21	275	274
	JPMorgan Chase & Co.	2.295%	8/15/21	125	124
	JPMorgan Chase & Co.	4.350%	8/15/21	205	219
	JPMorgan Chase & Co.	4.500%	1/24/22	25	27
	JPMorgan Chase & Co.	3.250%	9/23/22	750	767
	JPMorgan Chase & Co.	2.972%	1/15/23	1,945	1,962
	JPMorgan Chase & Co.	3.200%	1/25/23	750	764
[4]	JPMorgan Chase & Co.	2.776%	4/25/23	350	350
	JPMorgan Chase & Co.	3.375%	5/1/23	300	304
	JPMorgan Chase & Co.	2.700%	5/18/23	250	247
	JPMorgan Chase & Co.	3.875%	9/10/24	500	515
	JPMorgan Chase & Co.	3.125%	1/23/25	400	397
[4]	JPMorgan Chase & Co.	3.220%	3/1/25	600	599
	JPMorgan Chase & Co.	3.900%	7/15/25	300	312
	JPMorgan Chase & Co.	3.300%	4/1/26	635	630
	JPMorgan Chase & Co.	3.200%	6/15/26	300	296
	JPMorgan Chase & Co.	2.950%	10/1/26	375	362
	JPMorgan Chase & Co.	4.125%	12/15/26	450	465
	JPMorgan Chase & Co.	3.625%	12/1/27	1,000	990
[4]	JPMorgan Chase & Co.	3.782%	2/1/28	1,225	1,251
[4]	JPMorgan Chase & Co.	3.540%	5/1/28	500	503
	JPMorgan Chase & Co.	6.400%	5/15/38	450	602
	JPMorgan Chase & Co.	5.500%	10/15/40	250	305
	JPMorgan Chase & Co.	5.600%	7/15/41	450	559
	JPMorgan Chase & Co.	5.400%	1/6/42	150	182
	JPMorgan Chase & Co.	5.625%	8/16/43	300	361
	JPMorgan Chase & Co.	4.950%	6/1/45	100	111
[4]	JPMorgan Chase & Co.	4.260%	2/22/48	300	313
	JPMorgan Chase Bank NA	1.450%	9/21/18	40	40
	JPMorgan Chase Bank NA	1.650%	9/23/19	300	298

KeyBank NA	1.700%	6/1/18	250	250
KeyBank NA	2.500%	12/15/19	100	101
KeyBank NA	2.250%	3/16/20	500	502
KeyBank NA	3.300%	6/1/25	125	127
KeyCorp	2.300%	12/13/18	125	126
KeyCorp	5.100%	3/24/21	25	27
Lloyds Bank plc	2.300%	11/27/18	225	226
Lloyds Bank plc	2.050%	1/22/19	200	200
Lloyds Bank plc	2.400%	3/17/20	50	50
Lloyds Bank plc	6.375%	1/21/21	175	197
Lloyds Banking Group plc	3.000%	1/11/22	300	303
Lloyds Banking Group plc	4.582%	12/10/25	700	725
Lloyds Banking Group plc	3.750%	1/11/27	200	201
Lloyds Banking Group plc	5.300%	12/1/45	200	227
Manufacturers & Traders Trust Co.	2.300%	1/30/19	550	554
Manufacturers & Traders Trust Co.	2.250%	7/25/19	100	101
Manufacturers & Traders Trust Co.	2.100%	2/6/20	175	175
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	700	710
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	400	394
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	100	98
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	525	549
Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	250	240
Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	500	515
Morgan Stanley	2.200%	12/7/18	250	251
Morgan Stanley	2.500%	1/24/19	150	151
Morgan Stanley	7.300%	5/13/19	525	574
Morgan Stanley	2.375%	7/23/19	400	403
Morgan Stanley	5.625%	9/23/19	900	966
Morgan Stanley	5.500%	1/26/20	275	297
Morgan Stanley	2.650%	1/27/20	250	252
Morgan Stanley	2.800%	6/16/20	1,050	1,065
Morgan Stanley	5.500%	7/24/20	175	191
Morgan Stanley	5.750%	1/25/21	250	276
Morgan Stanley	2.500%	4/21/21	250	249
Morgan Stanley	5.500%	7/28/21	75	83
Morgan Stanley	2.625%	11/17/21	500	499
Morgan Stanley	2.750%	5/19/22	600	598
Morgan Stanley	4.875%	11/1/22	425	461
Morgan Stanley	3.750%	2/25/23	675	701
Morgan Stanley	3.875%	4/29/24	545	566
Morgan Stanley	3.700%	10/23/24	650	667
Morgan Stanley	4.000%	7/23/25	230	240
Morgan Stanley	5.000%	11/24/25	800	867
Morgan Stanley	3.875%	1/27/26	225	231
Morgan Stanley	3.125%	7/27/26	700	678
Morgan Stanley	6.250%	8/9/26	625	747
Morgan Stanley	4.350%	9/8/26	975	1,012
Morgan Stanley	3.625%	1/20/27	350	351
Morgan Stanley	3.950%	4/23/27	325	327
Morgan Stanley	7.250%	4/1/32	150	205
Morgan Stanley	6.375%	7/24/42	325	433
Morgan Stanley	4.300%	1/27/45	500	517
Morgan Stanley	4.375%	1/22/47	350	364
MUFG Americas Holdings Corp.	2.250%	2/10/20	200	200
MUFG Americas Holdings Corp.	3.500%	6/18/22	475	489
MUFG Americas Holdings Corp.	3.000%	2/10/25	100	98
MUFG Union Bank NA	2.625%	9/26/18	125	126
MUFG Union Bank NA	2.250%	5/6/19	300	301
National Australia Bank Ltd.	2.300%	7/25/18	175	176
National Australia Bank Ltd.	2.000%	1/14/19	200	200
National Australia Bank Ltd.	1.375%	7/12/19	175	173
National Australia Bank Ltd.	2.125%	5/22/20	600	599
National Australia Bank Ltd.	1.875%	7/12/21	175	171
National Australia Bank Ltd.	2.500%	5/22/22	550	547
National Australia Bank Ltd.	3.000%	1/20/23	250	252
National Australia Bank Ltd.	3.375%	1/14/26	100	101
National Australia Bank Ltd.	2.500%	7/12/26	200	189
National Bank of Canada	1.450%	11/7/17	100	100
National Bank of Canada	2.150%	6/12/20	250	250
National City Corp.	6.875%	5/15/19	100	108
Northern Trust Corp.	3.450%	11/4/20	100	104

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Northern Trust Corp.	3.375%	8/23/21	100	104
	Northern Trust Corp.	3.950%	10/30/25	150	159
[4]	Northern Trust Corp.	3.375%	5/8/32	50	50
	People’s United Bank NA	4.000%	7/15/24	100	101
	People’s United Financial Inc.	3.650%	12/6/22	100	102
	PNC Bank NA	1.800%	11/5/18	200	200
	PNC Bank NA	1.700%	12/7/18	100	100
	PNC Bank NA	1.950%	3/4/19	150	150
	PNC Bank NA	2.250%	7/2/19	600	603
	PNC Bank NA	2.400%	10/18/19	75	76
	PNC Bank NA	2.000%	5/19/20	250	250
	PNC Bank NA	2.300%	6/1/20	150	151
	PNC Bank NA	2.450%	11/5/20	180	181
	PNC Bank NA	2.150%	4/29/21	250	247
	PNC Bank NA	2.550%	12/9/21	100	100
	PNC Bank NA	2.625%	2/17/22	175	176
	PNC Bank NA	3.300%	10/30/24	200	204
	PNC Bank NA	2.950%	2/23/25	150	150
	PNC Bank NA	3.250%	6/1/25	100	102
	PNC Financial Services Group Inc.	3.900%	4/29/24	125	131
	PNC Financial Services Group Inc.	3.150%	5/19/27	750	745
	PNC Funding Corp.	6.700%	6/10/19	25	27
	PNC Funding Corp.	5.125%	2/8/20	150	161
	PNC Funding Corp.	4.375%	8/11/20	475	506
	PNC Funding Corp.	3.300%	3/8/22	440	456
	Regions Bank	6.450%	6/26/37	250	300
	Regions Financial Corp.	3.200%	2/8/21	100	102
	Royal Bank of Canada	1.800%	7/30/18	575	576
	Royal Bank of Canada	1.625%	4/15/19	125	125
	Royal Bank of Canada	1.500%	7/29/19	375	372
	Royal Bank of Canada	2.125%	3/2/20	1,200	1,203
	Royal Bank of Canada	2.500%	1/19/21	200	202
	Royal Bank of Canada	2.750%	2/1/22	300	305
	Royal Bank of Canada	4.650%	1/27/26	250	269
[4]	Royal Bank of Scotland Group plc	3.498%	5/15/23	500	503
	Royal Bank of Scotland Group plc	3.875%	9/12/23	800	816
	Santander Holdings USA Inc.	3.450%	8/27/18	50	51
	Santander Holdings USA Inc.	2.700%	5/24/19	300	302
[7]	Santander Holdings USA Inc.	3.700%	3/28/22	500	503
	Santander Holdings USA Inc.	4.500%	7/17/25	125	128
	Santander Issuances SAU	5.179%	11/19/25	450	482
	Santander UK Group Holdings plc	2.875%	10/16/20	300	304
	Santander UK Group Holdings plc	3.125%	1/8/21	250	253
	Santander UK Group Holdings plc	2.875%	8/5/21	225	225
	Santander UK Group Holdings plc	3.571%	1/10/23	200	204
	Santander UK plc	3.050%	8/23/18	150	152
	Santander UK plc	2.500%	3/14/19	950	958
	Santander UK plc	2.350%	9/10/19	175	176
	Santander UK plc	2.375%	3/16/20	150	151
	Santander UK plc	4.000%	3/13/24	150	158
	Skandinaviska Enskilda Banken AB	2.300%	3/11/20	250	251
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	300	302
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	250	245
	Skandinaviska Enskilda Banken AB	2.800%	3/11/22	250	253
	Societe Generale SA	2.625%	10/1/18	125	126
	State Street Corp.	1.950%	5/19/21	125	123
[4]	State Street Corp.	2.653%	5/15/23	300	300
	State Street Corp.	3.100%	5/15/23	150	152
	State Street Corp.	3.700%	11/20/23	83	88
	State Street Corp.	3.550%	8/18/25	225	234
	State Street Corp.	2.650%	5/19/26	125	121
	Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	250	251
	Sumitomo Mitsui Banking Corp.	1.762%	10/19/18	250	250
	Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	150	151
	Sumitomo Mitsui Banking Corp.	1.966%	1/11/19	250	250
	Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	250	251
	Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	200	199
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	256
	Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	106
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	265

	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	257
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	340	345
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	250	246
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	475	473
	Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	250	252
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	150	156
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	125	119
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	175	171
	SunTrust Bank	2.250%	1/31/20	200	200
	SunTrust Bank	3.300%	5/15/26	200	196
	SunTrust Banks Inc.	2.350%	11/1/18	40	40
	SunTrust Banks Inc.	2.500%	5/1/19	300	303
	SunTrust Banks Inc.	2.900%	3/3/21	75	76
	SunTrust Banks Inc.	2.700%	1/27/22	125	125
	SVB Financial Group	3.500%	1/29/25	100	98
	Svenska Handelsbanken AB	2.500%	1/25/19	225	227
	Svenska Handelsbanken AB	2.250%	6/17/19	225	226
	Svenska Handelsbanken AB	1.500%	9/6/19	350	346
	Svenska Handelsbanken AB	2.450%	3/30/21	300	301
	Svenska Handelsbanken AB	1.875%	9/7/21	350	342
	Synchrony Bank	3.000%	6/15/22	100	99
	Synchrony Financial	2.600%	1/15/19	175	176
	Synchrony Financial	2.700%	2/3/20	425	426
	Synchrony Financial	4.250%	8/15/24	250	255
	Synchrony Financial	4.500%	7/23/25	500	511
	Synchrony Financial	3.700%	8/4/26	125	121
	Toronto-Dominion Bank	1.750%	7/23/18	350	351
	Toronto-Dominion Bank	2.625%	9/10/18	300	303
	Toronto-Dominion Bank	2.125%	7/2/19	100	101
	Toronto-Dominion Bank	1.450%	8/13/19	200	198
	Toronto-Dominion Bank	2.250%	11/5/19	500	504
	Toronto-Dominion Bank	2.500%	12/14/20	100	101
	Toronto-Dominion Bank	2.125%	4/7/21	175	174
	Toronto-Dominion Bank	1.800%	7/13/21	150	147
	UBS AG	2.375%	8/14/19	604	609
	UBS AG	2.350%	3/26/20	175	176
	UBS AG	4.875%	8/4/20	50	54
	US Bancorp	1.950%	11/15/18	325	326
	US Bancorp	2.200%	4/25/19	100	101
	US Bancorp	2.350%	1/29/21	175	176
	US Bancorp	4.125%	5/24/21	250	267
	US Bancorp	2.625%	1/24/22	200	202
	US Bancorp	3.000%	3/15/22	125	130
	US Bancorp	2.950%	7/15/22	400	406
	US Bancorp	3.600%	9/11/24	50	52
	US Bancorp	3.100%	4/27/26	300	297
	US Bancorp	3.150%	4/27/27	225	225
	US Bank NA	2.800%	1/27/25	500	495
	Wachovia Bank NA	5.850%	2/1/37	300	372
	Wachovia Corp.	6.605%	10/1/25	590	704
	Wells Fargo & Co.	2.600%	7/22/20	350	355
	Wells Fargo & Co.	2.550%	12/7/20	350	353
	Wells Fargo & Co.	2.500%	3/4/21	1,350	1,353
	Wells Fargo & Co.	4.600%	4/1/21	1,325	1,427
	Wells Fargo & Co.	2.100%	7/26/21	350	345
	Wells Fargo & Co.	3.500%	3/8/22	450	468
	Wells Fargo & Co.	3.069%	1/24/23	1,500	1,517
	Wells Fargo & Co.	3.450%	2/13/23	350	357
	Wells Fargo & Co.	3.300%	9/9/24	400	404
	Wells Fargo & Co.	3.000%	2/19/25	425	418
	Wells Fargo & Co.	3.000%	4/22/26	525	511
	Wells Fargo & Co.	4.100%	6/3/26	575	593
	Wells Fargo & Co.	3.000%	10/23/26	625	607
	Wells Fargo & Co.	4.300%	7/22/27	325	340
[4]	Wells Fargo & Co.	3.584%	5/22/28	500	505
	Wells Fargo & Co.	5.375%	2/7/35	200	236
	Wells Fargo & Co.	5.375%	11/2/43	600	691
	Wells Fargo & Co.	5.606%	1/15/44	600	710
	Wells Fargo & Co.	4.650%	11/4/44	325	342
	Wells Fargo & Co.	3.900%	5/1/45	500	499

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Wells Fargo & Co.	4.900%	11/17/45	250	273
	Wells Fargo & Co.	4.400%	6/14/46	300	303
	Wells Fargo & Co.	4.750%	12/7/46	350	373
	Wells Fargo Bank NA	1.750%	5/24/19	275	274
	Wells Fargo Bank NA	2.150%	12/6/19	500	502
	Wells Fargo Bank NA	5.950%	8/26/36	200	252
	Wells Fargo Bank NA	6.600%	1/15/38	225	307
	Westpac Banking Corp.	1.950%	11/23/18	200	200
	Westpac Banking Corp.	2.250%	1/17/19	225	226
	Westpac Banking Corp.	1.650%	5/13/19	200	199
	Westpac Banking Corp.	1.600%	8/19/19	600	595
	Westpac Banking Corp.	4.875%	11/19/19	250	266
	Westpac Banking Corp.	2.150%	3/6/20	300	301
	Westpac Banking Corp.	2.600%	11/23/20	250	253
	Westpac Banking Corp.	2.100%	5/13/21	1,000	990
	Westpac Banking Corp.	2.000%	8/19/21	275	271
	Westpac Banking Corp.	2.500%	6/28/22	1,000	994
	Westpac Banking Corp.	2.850%	5/13/26	400	388
	Westpac Banking Corp.	2.700%	8/19/26	175	168
	Westpac Banking Corp.	3.350%	3/8/27	250	251
[4]	Westpac Banking Corp.	4.322%	11/23/31	500	511

	Brokerage (0.2%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	100	104
	Affiliated Managers Group Inc.	3.500%	8/1/25	125	122
	Ameriprise Financial Inc.	5.300%	3/15/20	125	135
	Ameriprise Financial Inc.	4.000%	10/15/23	150	160
	Ameriprise Financial Inc.	3.700%	10/15/24	100	104
	Apollo Investment Corp.	5.250%	3/3/25	50	50
	BGC Partners Inc.	5.375%	12/9/19	50	53
	BGC Partners Inc.	5.125%	5/27/21	50	53
	BlackRock Inc.	5.000%	12/10/19	160	172
	BlackRock Inc.	4.250%	5/24/21	125	134
	BlackRock Inc.	3.375%	6/1/22	175	182
	BlackRock Inc.	3.500%	3/18/24	175	184
	BlackRock Inc.	3.200%	3/15/27	100	101
	Brookfield Asset Management Inc.	4.000%	1/15/25	105	107
	Brookfield Finance Inc.	4.250%	6/2/26	50	51
	Brookfield Finance LLC	4.000%	4/1/24	125	128
	CBOE Holdings Inc.	1.950%	6/28/19	50	50
	CBOE Holdings Inc.	3.650%	1/12/27	110	111
	Charles Schwab Corp.	3.225%	9/1/22	300	307
	Charles Schwab Corp.	3.200%	3/2/27	250	251
	CME Group Inc.	3.000%	9/15/22	125	128
	CME Group Inc.	3.000%	3/15/25	125	126
	CME Group Inc.	5.300%	9/15/43	125	156
	E*TRADE Financial Corp.	5.375%	11/15/22	100	105
	E*TRADE Financial Corp.	4.625%	9/15/23	75	77
	Eaton Vance Corp.	3.625%	6/15/23	50	52
	Eaton Vance Corp.	3.500%	4/6/27	100	101
	Franklin Resources Inc.	4.625%	5/20/20	50	53
	Franklin Resources Inc.	2.800%	9/15/22	225	227
	Intercontinental Exchange Inc.	2.500%	10/15/18	25	25
	Intercontinental Exchange Inc.	4.000%	10/15/23	150	158
	Intercontinental Exchange Inc.	3.750%	12/1/25	300	314
	Invesco Finance plc	3.125%	11/30/22	175	177
	Invesco Finance plc	4.000%	1/30/24	100	106
	Invesco Finance plc	3.750%	1/15/26	170	175
	Invesco Finance plc	5.375%	11/30/43	75	89
	Janus Capital Group Inc.	4.875%	8/1/25	75	81
	Jefferies Group LLC	8.500%	7/15/19	25	28
	Jefferies Group LLC	6.875%	4/15/21	155	176
	Jefferies Group LLC	5.125%	1/20/23	100	109
	Jefferies Group LLC	4.850%	1/15/27	200	209
	Jefferies Group LLC	6.450%	6/8/27	50	57
	Jefferies Group LLC	6.250%	1/15/36	75	82
	Jefferies Group LLC	6.500%	1/20/43	75	84
	Lazard Group LLC	3.750%	2/13/25	50	50
	Lazard Group LLC	3.625%	3/1/27	100	99
	Legg Mason Inc.	4.750%	3/15/26	100	106
	Legg Mason Inc.	5.625%	1/15/44	100	106

	Leucadia National Corp.	5.500%	10/18/23	150	160
	Nasdaq Inc.	5.550%	1/15/20	175	189
	Nasdaq Inc.	4.250%	6/1/24	75	79
	Nomura Holdings Inc.	2.750%	3/19/19	250	252
	Nomura Holdings Inc.	6.700%	3/4/20	200	221
	Raymond James Financial Inc.	3.625%	9/15/26	75	74
	Raymond James Financial Inc.	4.950%	7/15/46	210	227
	Stifel Financial Corp.	3.500%	12/1/20	50	51
	Stifel Financial Corp.	4.250%	7/18/24	150	151
	TD Ameritrade Holding Corp.	5.600%	12/1/19	50	54
	TD Ameritrade Holding Corp.	2.950%	4/1/22	125	127
	TD Ameritrade Holding Corp.	3.625%	4/1/25	100	103
	TD Ameritrade Holding Corp.	3.300%	4/1/27	125	124

	Finance Companies (0.3%)
	AerCap Ireland Capital DAC /
	AerCap Global Aviation Trust	3.750%	5/15/19	155	159
	AerCap Ireland Capital DAC /
	AerCap Global Aviation Trust	4.250%	7/1/20	350	366
	AerCap Ireland Capital DAC /
	AerCap Global Aviation Trust	4.625%	10/30/20	150	159
	AerCap Ireland Capital DAC /
	AerCap Global Aviation Trust	4.500%	5/15/21	150	159
	AerCap Ireland Capital DAC /
	AerCap Global Aviation Trust	5.000%	10/1/21	200	216
	AerCap Ireland Capital DAC /
	AerCap Global Aviation Trust	3.950%	2/1/22	125	130
	AerCap Ireland Capital DAC /
	AerCap Global Aviation Trust	3.500%	5/26/22	100	103
[4]	AerCap Ireland Capital DAC /
	AerCap Global Aviation Trust	4.625%	7/1/22	175	188
	Air Lease Corp.	2.625%	9/4/18	100	101
	Air Lease Corp.	3.375%	1/15/19	125	127
	Air Lease Corp.	4.750%	3/1/20	75	80
	Air Lease Corp.	3.875%	4/1/21	75	78
	Air Lease Corp.	3.375%	6/1/21	100	103
	Air Lease Corp.	3.750%	2/1/22	300	313
	Air Lease Corp.	2.625%	7/1/22	100	99
	Air Lease Corp.	4.250%	9/15/24	75	79
	Air Lease Corp.	3.625%	4/1/27	75	75
	Ares Capital Corp.	4.875%	11/30/18	125	129
	Ares Capital Corp.	3.875%	1/15/20	100	102
	FS Investment Corp.	4.000%	7/15/19	75	76
	GATX Corp.	2.375%	7/30/18	40	40
	GATX Corp.	2.500%	7/30/19	50	50
	GATX Corp.	3.250%	3/30/25	125	122
	GATX Corp.	3.250%	9/15/26	50	48
	GATX Corp.	3.850%	3/30/27	175	176
	GATX Corp.	4.500%	3/30/45	50	47
	GE Capital International Funding Co.	2.342%	11/15/20	1,037	1,046
	GE Capital International Funding Co.	3.373%	11/15/25	558	577
	GE Capital International Funding Co.	4.418%	11/15/35	2,068	2,247
	HSBC Finance Corp.	6.676%	1/15/21	465	524
[7]	International Lease Finance Corp.	7.125%	9/1/18	226	239
	International Lease Finance Corp.	5.875%	4/1/19	133	141
	International Lease Finance Corp.	6.250%	5/15/19	222	238
	International Lease Finance Corp.	8.250%	12/15/20	200	236
	International Lease Finance Corp.	4.625%	4/15/21	89	95
	International Lease Finance Corp.	8.625%	1/15/22	115	141
	International Lease Finance Corp.	5.875%	8/15/22	160	181
	Prospect Capital Corp.	5.000%	7/15/19	50	51
	Prospect Capital Corp.	5.875%	3/15/23	40	41

	Insurance (1.2%)
	ACE Capital Trust II	9.700%	4/1/30	50	76
	AEGON Funding Co. LLC	5.750%	12/15/20	81	88
	Aetna Inc.	2.200%	3/15/19	60	60
	Aetna Inc.	2.750%	11/15/22	200	200
	Aetna Inc.	3.500%	11/15/24	125	128
	Aetna Inc.	6.625%	6/15/36	130	175
	Aetna Inc.	6.750%	12/15/37	100	138

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Aetna Inc.	4.500%	5/15/42	75	81
	Aetna Inc.	4.125%	11/15/42	75	76
	Aflac Inc.	2.400%	3/16/20	100	101
	Aflac Inc.	4.000%	2/15/22	50	53
	Aflac Inc.	3.625%	6/15/23	125	131
	Aflac Inc.	3.625%	11/15/24	125	131
	Aflac Inc.	3.250%	3/17/25	75	76
	Aflac Inc.	2.875%	10/15/26	75	73
	Aflac Inc.	4.000%	10/15/46	50	49
	Alleghany Corp.	5.625%	9/15/20	100	110
	Alleghany Corp.	4.900%	9/15/44	100	105
	Allied World Assurance Co.
	Holdings Ltd.	5.500%	11/15/20	50	53
	Allied World Assurance Co.
	Holdings Ltd.	4.350%	10/29/25	75	76
	Allstate Corp.	3.150%	6/15/23	350	359
	Allstate Corp.	5.550%	5/9/35	75	91
	Allstate Corp.	4.500%	6/15/43	125	137
	Allstate Corp.	4.200%	12/15/46	275	288
[4]	Allstate Corp.	5.750%	8/15/53	75	82
[4]	Allstate Corp.	6.500%	5/15/67	100	117
	Alterra Finance LLC	6.250%	9/30/20	55	61
	American Financial Group Inc.	9.875%	6/15/19	50	57
	American Financial Group Inc.	3.500%	8/15/26	50	50
	American Financial Group Inc.	4.500%	6/15/47	60	61
	American International Group Inc.	3.375%	8/15/20	125	129
	American International Group Inc.	6.400%	12/15/20	385	436
	American International Group Inc.	4.875%	6/1/22	250	274
	American International Group Inc.	4.125%	2/15/24	170	179
	American International Group Inc.	3.875%	1/15/35	200	195
	American International Group Inc.	4.700%	7/10/35	75	80
	American International Group Inc.	6.250%	5/1/36	475	595
	American International Group Inc.	4.500%	7/16/44	500	512
	American International Group Inc.	4.375%	1/15/55	125	120
[4]	American International Group Inc.	8.175%	5/15/68	95	128
	Anthem Inc.	2.250%	8/15/19	150	151
	Anthem Inc.	4.350%	8/15/20	100	106
	Anthem Inc.	3.700%	8/15/21	125	131
	Anthem Inc.	3.125%	5/15/22	150	153
	Anthem Inc.	3.300%	1/15/23	475	487
	Anthem Inc.	3.500%	8/15/24	125	129
	Anthem Inc.	5.950%	12/15/34	75	91
	Anthem Inc.	5.850%	1/15/36	125	151
	Anthem Inc.	6.375%	6/15/37	110	141
	Anthem Inc.	4.625%	5/15/42	175	187
	Anthem Inc.	4.650%	1/15/43	175	189
	Anthem Inc.	5.100%	1/15/44	100	115
	Anthem Inc.	4.850%	8/15/54	50	54
	Aon Corp.	5.000%	9/30/20	200	215
	Aon Corp.	8.205%	1/1/27	25	33
	Aon Corp.	6.250%	9/30/40	100	124
	Aon plc	3.500%	6/14/24	100	101
	Aon plc	3.875%	12/15/25	200	207
	Aon plc	4.600%	6/14/44	175	183
	Aon plc	4.750%	5/15/45	100	108
	Arch Capital Finance LLC	4.011%	12/15/26	100	103
	Arch Capital Finance LLC	5.031%	12/15/46	100	112
	Arch Capital Group Ltd.	7.350%	5/1/34	50	68
	Arch Capital Group US Inc.	5.144%	11/1/43	50	56
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	175	184
	Assurant Inc.	4.000%	3/15/23	100	103
	Assurant Inc.	6.750%	2/15/34	50	61
	Assured Guaranty US Holdings Inc.	5.000%	7/1/24	75	80
	AXA SA	8.600%	12/15/30	225	317
	AXIS Specialty Finance LLC	5.875%	6/1/20	75	82
	Berkshire Hathaway Finance Corp.	2.000%	8/15/18	50	50
	Berkshire Hathaway Finance Corp.	1.700%	3/15/19	150	150
	Berkshire Hathaway Finance Corp.	1.300%	8/15/19	200	198
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	275	284
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	125	135
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	155

	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	75	96
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	125	136
	Berkshire Hathaway Inc.	1.150%	8/15/18	200	199
	Berkshire Hathaway Inc.	2.100%	8/14/19	125	126
	Berkshire Hathaway Inc.	3.000%	2/11/23	125	128
	Berkshire Hathaway Inc.	2.750%	3/15/23	450	456
	Berkshire Hathaway Inc.	3.125%	3/15/26	725	732
	Berkshire Hathaway Inc.	4.500%	2/11/43	150	165
[7]	Brighthouse Financial Inc.	3.700%	6/22/27	50	49
[7]	Brighthouse Financial Inc.	4.700%	6/22/47	300	296
	Brown & Brown Inc.	4.200%	9/15/24	75	78
	Chubb Corp.	6.000%	5/11/37	125	163
	Chubb Corp.	6.500%	5/15/38	50	69
	Chubb INA Holdings Inc.	5.900%	6/15/19	25	27
	Chubb INA Holdings Inc.	2.875%	11/3/22	150	153
	Chubb INA Holdings Inc.	2.700%	3/13/23	125	125
	Chubb INA Holdings Inc.	3.350%	5/15/24	100	104
	Chubb INA Holdings Inc.	3.150%	3/15/25	250	254
	Chubb INA Holdings Inc.	4.150%	3/13/43	100	106
	Chubb INA Holdings Inc.	4.350%	11/3/45	400	440
	Cigna Corp.	5.125%	6/15/20	50	54
	Cigna Corp.	4.375%	12/15/20	45	48
	Cigna Corp.	4.500%	3/15/21	50	53
	Cigna Corp.	4.000%	2/15/22	125	132
	Cigna Corp.	3.250%	4/15/25	450	451
	Cigna Corp.	7.875%	5/15/27	50	67
	Cigna Corp.	5.375%	2/15/42	75	90
	Cincinnati Financial Corp.	6.125%	11/1/34	150	184
	CNA Financial Corp.	7.350%	11/15/19	25	28
	CNA Financial Corp.	5.875%	8/15/20	75	83
	CNA Financial Corp.	5.750%	8/15/21	75	84
	CNA Financial Corp.	4.500%	3/1/26	225	241
	Coventry Health Care Inc.	5.450%	6/15/21	100	110
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	75	91
	Enstar Group Ltd.	4.500%	3/10/22	50	52
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	103
	First American Financial Corp.	4.600%	11/15/24	100	101
	Hanover Insurance Group Inc.	4.500%	4/15/26	100	104
	Hartford Financial Services Group Inc.	6.000%	1/15/19	25	26
	Hartford Financial Services Group Inc.	5.125%	4/15/22	250	277
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	61
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	177
	Humana Inc.	3.850%	10/1/24	150	156
	Humana Inc.	4.625%	12/1/42	75	80
	Humana Inc.	4.800%	3/15/47	75	83
	Lincoln National Corp.	6.250%	2/15/20	25	27
	Lincoln National Corp.	4.850%	6/24/21	50	54
	Lincoln National Corp.	4.200%	3/15/22	50	53
	Lincoln National Corp.	4.000%	9/1/23	50	53
	Lincoln National Corp.	3.625%	12/12/26	200	202
	Lincoln National Corp.	6.150%	4/7/36	10	12
	Lincoln National Corp.	6.300%	10/9/37	75	92
	Lincoln National Corp.	7.000%	6/15/40	160	215
	Loews Corp.	2.625%	5/15/23	75	74
	Loews Corp.	6.000%	2/1/35	50	61
	Loews Corp.	4.125%	5/15/43	175	173
	Manulife Financial Corp.	4.900%	9/17/20	275	295
	Manulife Financial Corp.	4.150%	3/4/26	175	185
[4]	Manulife Financial Corp.	4.061%	2/24/32	220	223
	Manulife Financial Corp.	5.375%	3/4/46	100	120
	Markel Corp.	4.900%	7/1/22	125	136
	Markel Corp.	5.000%	4/5/46	100	108
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	500	504
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	321
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	103
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	103
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	105
	Mercury General Corp.	4.400%	3/15/27	75	76
	MetLife Inc.	6.817%	8/15/18	25	26
	MetLife Inc.	7.717%	2/15/19	50	55
	MetLife Inc.	4.750%	2/8/21	550	596

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	MetLife Inc.	3.048%	12/15/22	225	230
	MetLife Inc.	3.600%	4/10/24	175	184
	MetLife Inc.	3.000%	3/1/25	250	251
	MetLife Inc.	3.600%	11/13/25	500	519
	MetLife Inc.	6.500%	12/15/32	175	226
	MetLife Inc.	6.375%	6/15/34	100	131
	MetLife Inc.	5.700%	6/15/35	200	245
	MetLife Inc.	5.875%	2/6/41	125	159
	MetLife Inc.	4.125%	8/13/42	125	127
	MetLife Inc.	4.875%	11/13/43	175	198
	MetLife Inc.	4.721%	12/15/44	63	70
	MetLife Inc.	4.600%	5/13/46	120	132
[4]	MetLife Inc.	6.400%	12/15/66	210	243
	Montpelier Re Holdings Ltd.	4.700%	10/15/22	100	108
	Old Republic International Corp.	4.875%	10/1/24	125	133
	Old Republic International Corp.	3.875%	8/26/26	100	100
	PartnerRe Finance B LLC	5.500%	6/1/20	100	108
	Primerica Inc.	4.750%	7/15/22	25	27
	Principal Financial Group Inc.	3.300%	9/15/22	50	51
	Principal Financial Group Inc.	3.125%	5/15/23	100	101
	Principal Financial Group Inc.	3.100%	11/15/26	100	99
	Principal Financial Group Inc.	4.625%	9/15/42	50	55
	Principal Financial Group Inc.	4.350%	5/15/43	50	52
	Principal Financial Group Inc.	4.300%	11/15/46	75	78
[4]	Principal Financial Group Inc.	4.700%	5/15/55	65	67
	Progressive Corp.	3.750%	8/23/21	75	79
	Progressive Corp.	2.450%	1/15/27	150	143
	Progressive Corp.	6.625%	3/1/29	125	162
	Progressive Corp.	4.350%	4/25/44	50	54
	Progressive Corp.	4.125%	4/15/47	500	521
	Prudential Financial Inc.	2.300%	8/15/18	25	25
	Prudential Financial Inc.	5.375%	6/21/20	100	109
	Prudential Financial Inc.	4.500%	11/15/20	300	322
	Prudential Financial Inc.	4.500%	11/16/21	75	81
	Prudential Financial Inc.	3.500%	5/15/24	125	130
	Prudential Financial Inc.	5.750%	7/15/33	100	120
	Prudential Financial Inc.	5.400%	6/13/35	100	117
	Prudential Financial Inc.	5.900%	3/17/36	150	187
	Prudential Financial Inc.	5.700%	12/14/36	125	153
	Prudential Financial Inc.	6.625%	12/1/37	175	234
	Prudential Financial Inc.	6.625%	6/21/40	100	135
	Prudential Financial Inc.	5.625%	5/12/41	50	60
[4]	Prudential Financial Inc.	5.875%	9/15/42	175	194
[4]	Prudential Financial Inc.	5.625%	6/15/43	375	412
	Prudential Financial Inc.	5.100%	8/15/43	50	57
[4]	Prudential Financial Inc.	5.200%	3/15/44	85	90
	Prudential Financial Inc.	4.600%	5/15/44	125	137
[4]	Prudential Financial Inc.	5.375%	5/15/45	250	269
	Reinsurance Group of America Inc.	6.450%	11/15/19	75	82
	Reinsurance Group of America Inc.	5.000%	6/1/21	75	81
	Reinsurance Group of America Inc.	4.700%	9/15/23	75	81
	RenaissanceRe Finance Inc.	3.450%	7/1/27	50	49
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	75	93
	Torchmark Corp.	3.800%	9/15/22	50	52
	Travelers Cos. Inc.	5.900%	6/2/19	300	322
	Travelers Cos. Inc.	3.900%	11/1/20	125	132
	Travelers Cos. Inc.	6.250%	6/15/37	150	201
	Travelers Cos. Inc.	4.300%	8/25/45	150	161
	Travelers Cos. Inc.	4.000%	5/30/47	125	129
	UnitedHealth Group Inc.	1.900%	7/16/18	250	251
	UnitedHealth Group Inc.	1.700%	2/15/19	200	200
	UnitedHealth Group Inc.	1.625%	3/15/19	100	100
	UnitedHealth Group Inc.	2.300%	12/15/19	125	126
	UnitedHealth Group Inc.	2.700%	7/15/20	250	255
	UnitedHealth Group Inc.	4.700%	2/15/21	75	81
	UnitedHealth Group Inc.	2.125%	3/15/21	225	224
	UnitedHealth Group Inc.	3.375%	11/15/21	100	104
	UnitedHealth Group Inc.	2.875%	12/15/21	125	128
	UnitedHealth Group Inc.	3.350%	7/15/22	180	188
	UnitedHealth Group Inc.	2.750%	2/15/23	175	176
	UnitedHealth Group Inc.	2.875%	3/15/23	25	25

UnitedHealth Group Inc.	3.750%	7/15/25	450	473
UnitedHealth Group Inc.	3.100%	3/15/26	225	226
UnitedHealth Group Inc.	3.450%	1/15/27	75	77
UnitedHealth Group Inc.	3.375%	4/15/27	350	357
UnitedHealth Group Inc.	4.625%	7/15/35	175	197
UnitedHealth Group Inc.	6.500%	6/15/37	50	68
UnitedHealth Group Inc.	6.625%	11/15/37	125	172
UnitedHealth Group Inc.	6.875%	2/15/38	245	347
UnitedHealth Group Inc.	5.950%	2/15/41	60	78
UnitedHealth Group Inc.	4.625%	11/15/41	110	121
UnitedHealth Group Inc.	4.375%	3/15/42	50	53
UnitedHealth Group Inc.	3.950%	10/15/42	175	178
UnitedHealth Group Inc.	4.250%	3/15/43	125	132
UnitedHealth Group Inc.	4.750%	7/15/45	305	350
UnitedHealth Group Inc.	4.200%	1/15/47	135	143
UnitedHealth Group Inc.	4.250%	4/15/47	500	534
Unum Group	5.625%	9/15/20	50	55
Unum Group	3.000%	5/15/21	100	101
Unum Group	4.000%	3/15/24	50	52
Unum Group	5.750%	8/15/42	25	30
Voya Financial Inc.	3.125%	7/15/24	100	99
Voya Financial Inc.	5.700%	7/15/43	75	87
Voya Financial Inc.	4.800%	6/15/46	100	103
Willis North America Inc.	3.600%	5/15/24	50	51
WR Berkley Corp.	5.375%	9/15/20	175	189
XLIT Ltd.	5.750%	10/1/21	105	118
XLIT Ltd.	4.450%	3/31/25	100	103
XLIT Ltd.	6.250%	5/15/27	125	147
XLIT Ltd.	5.500%	3/31/45	100	107

Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	100	101
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	125	133
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	50	51
Alexandria Real Estate Equities Inc.	3.950%	1/15/28	50	51
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	100	105
American Campus Communities
Operating Partnership LP	3.350%	10/1/20	50	51
American Campus Communities
Operating Partnership LP	4.125%	7/1/24	100	105
AvalonBay Communities Inc.	2.850%	3/15/23	25	25
AvalonBay Communities Inc.	4.200%	12/15/23	75	80
AvalonBay Communities Inc.	3.450%	6/1/25	300	304
AvalonBay Communities Inc.	2.950%	5/11/26	150	146
AvalonBay Communities Inc.	2.900%	10/15/26	50	48
AvalonBay Communities Inc.	3.350%	5/15/27	75	75
Boston Properties LP	5.625%	11/15/20	325	357
Boston Properties LP	4.125%	5/15/21	75	79
Boston Properties LP	3.850%	2/1/23	225	236
Boston Properties LP	3.125%	9/1/23	275	278
Boston Properties LP	3.650%	2/1/26	100	101
Boston Properties LP	2.750%	10/1/26	50	47
Brixmor Operating Partnership LP	3.875%	8/15/22	100	102
Brixmor Operating Partnership LP	3.650%	6/15/24	50	49
Brixmor Operating Partnership LP	3.850%	2/1/25	125	123
Brixmor Operating Partnership LP	4.125%	6/15/26	200	199
Brixmor Operating Partnership LP	3.900%	3/15/27	75	73
Care Capital Properties LP	5.125%	8/15/26	25	25
CBL & Associates LP	5.250%	12/1/23	100	98
CBL & Associates LP	4.600%	10/15/24	100	92
Columbia Property Trust Operating
Partnership LP	4.150%	4/1/25	100	102
Columbia Property Trust Operating
Partnership LP	3.650%	8/15/26	25	24
Corporate Office Properties LP	3.700%	6/15/21	50	51
Corporate Office Properties LP	3.600%	5/15/23	150	149
CubeSmart LP	4.375%	12/15/23	100	106
CubeSmart LP	4.000%	11/15/25	50	50
CubeSmart LP	3.125%	9/1/26	100	95
DCT Industrial Operating
Partnership LP	4.500%	10/15/23	50	53

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
DDR Corp.	4.750%	4/15/18	25	26
DDR Corp.	3.500%	1/15/21	75	76
DDR Corp.	4.625%	7/15/22	200	209
DDR Corp.	3.625%	2/1/25	200	191
DDR Corp.	4.250%	2/1/26	70	68
DDR Corp.	4.700%	6/1/27	500	500
Digital Realty Trust LP	5.250%	3/15/21	75	81
Digital Realty Trust LP	3.950%	7/1/22	75	78
Digital Realty Trust LP	3.625%	10/1/22	575	587
Duke Realty LP	3.250%	6/30/26	175	172
EPR Properties	5.750%	8/15/22	25	28
EPR Properties	5.250%	7/15/23	125	133
EPR Properties	4.500%	4/1/25	50	50
EPR Properties	4.750%	12/15/26	100	103
ERP Operating LP	4.750%	7/15/20	50	53
ERP Operating LP	4.625%	12/15/21	129	139
ERP Operating LP	3.000%	4/15/23	125	125
ERP Operating LP	3.375%	6/1/25	125	125
ERP Operating LP	2.850%	11/1/26	50	48
ERP Operating LP	4.500%	7/1/44	150	160
ERP Operating LP	4.500%	6/1/45	125	133
Essex Portfolio LP	5.200%	3/15/21	50	54
Essex Portfolio LP	3.250%	5/1/23	25	25
Essex Portfolio LP	3.500%	4/1/25	100	100
Essex Portfolio LP	3.375%	4/15/26	100	98
Essex Portfolio LP	3.625%	5/1/27	100	100
Federal Realty Investment Trust	2.750%	6/1/23	25	24
Federal Realty Investment Trust	3.250%	7/15/27	50	49
Federal Realty Investment Trust	4.500%	12/1/44	300	313
HCP Inc.	3.750%	2/1/19	50	51
HCP Inc.	2.625%	2/1/20	375	378
HCP Inc.	5.375%	2/1/21	15	16
HCP Inc.	3.150%	8/1/22	75	75
HCP Inc.	4.000%	12/1/22	210	219
HCP Inc.	4.250%	11/15/23	250	262
HCP Inc.	3.400%	2/1/25	75	74
HCP Inc.	6.750%	2/1/41	100	129
Healthcare Trust of America
Holdings LP	3.375%	7/15/21	100	102
Healthcare Trust of America
Holdings LP	2.950%	7/1/22	100	100
Healthcare Trust of America
Holdings LP	3.700%	4/15/23	25	26
Healthcare Trust of America
Holdings LP	3.500%	8/1/26	100	97
Healthcare Trust of America
Holdings LP	3.750%	7/1/27	100	99
Highwoods Realty LP	3.200%	6/15/21	100	101
Hospitality Properties Trust	4.650%	3/15/24	140	145
Hospitality Properties Trust	5.250%	2/15/26	100	106
Hospitality Properties Trust	4.950%	2/15/27	100	104
Host Hotels & Resorts LP	6.000%	10/1/21	100	112
Host Hotels & Resorts LP	4.750%	3/1/23	50	54
Host Hotels & Resorts LP	3.750%	10/15/23	336	341
Host Hotels & Resorts LP	3.875%	4/1/24	75	76
Host Hotels & Resorts LP	4.000%	6/15/25	50	51
Kilroy Realty LP	4.800%	7/15/18	175	179
Kilroy Realty LP	3.800%	1/15/23	200	206
Kimco Realty Corp.	6.875%	10/1/19	50	55
Kimco Realty Corp.	3.125%	6/1/23	25	25
Kimco Realty Corp.	2.800%	10/1/26	125	116
Kimco Realty Corp.	3.800%	4/1/27	375	375
Kimco Realty Corp.	4.125%	12/1/46	50	47
Kite Realty Group LP	4.000%	10/1/26	200	189
Liberty Property LP	3.375%	6/15/23	50	50
Liberty Property LP	4.400%	2/15/24	100	106
Liberty Property LP	3.750%	4/1/25	325	330
LifeStorage LP	3.500%	7/1/26	325	311
Mack-Cali Realty LP	4.500%	4/18/22	75	77
Mid-America Apartments LP	4.300%	10/15/23	150	159

Mid-America Apartments LP	3.750%	6/15/24	50	51
Mid-America Apartments LP	3.600%	6/1/27	250	249
National Retail Properties Inc.	3.800%	10/15/22	200	208
Omega Healthcare Investors Inc.	4.375%	8/1/23	500	514
Omega Healthcare Investors Inc.	4.950%	4/1/24	100	105
Omega Healthcare Investors Inc.	4.500%	1/15/25	100	102
Omega Healthcare Investors Inc.	5.250%	1/15/26	100	107
Omega Healthcare Investors Inc.	4.500%	4/1/27	300	301
Omega Healthcare Investors Inc.	4.750%	1/15/28	70	70
Physicians Realty LP	4.300%	3/15/27	150	153
Piedmont Operating Partnership LP	3.400%	6/1/23	50	49
Realty Income Corp.	6.750%	8/15/19	200	218
Realty Income Corp.	3.250%	10/15/22	50	51
Realty Income Corp.	3.875%	7/15/24	50	51
Realty Income Corp.	4.125%	10/15/26	125	129
Realty Income Corp.	3.000%	1/15/27	100	95
Realty Income Corp.	4.650%	3/15/47	150	156
Regency Centers LP	3.600%	2/1/27	25	25
Regency Centers LP	4.400%	2/1/47	125	125
Select Income REIT	4.150%	2/1/22	100	101
Select Income REIT	4.250%	5/15/24	100	99
Select Income REIT	4.500%	2/1/25	50	50
Senior Housing Properties Trust	3.250%	5/1/19	100	101
Simon Property Group LP	2.200%	2/1/19	575	579
Simon Property Group LP	4.375%	3/1/21	125	133
Simon Property Group LP	2.500%	7/15/21	120	120
Simon Property Group LP	4.125%	12/1/21	250	266
Simon Property Group LP	2.350%	1/30/22	150	148
Simon Property Group LP	3.375%	3/15/22	100	103
Simon Property Group LP	2.625%	6/15/22	100	100
Simon Property Group LP	2.750%	2/1/23	25	25
Simon Property Group LP	3.750%	2/1/24	150	156
Simon Property Group LP	3.500%	9/1/25	100	101
Simon Property Group LP	3.300%	1/15/26	175	175
Simon Property Group LP	3.250%	11/30/26	75	75
Simon Property Group LP	3.375%	6/15/27	175	174
Simon Property Group LP	4.750%	3/15/42	75	80
Simon Property Group LP	4.250%	11/30/46	200	199
Tanger Properties LP	3.125%	9/1/26	175	163
Tanger Properties LP	3.875%	7/15/27	150	148
UDR Inc.	3.700%	10/1/20	25	26
UDR Inc.	4.625%	1/10/22	50	53
UDR Inc.	2.950%	9/1/26	150	142
UDR Inc.	3.500%	7/1/27	100	99
Ventas Realty LP	3.750%	5/1/24	200	204
Ventas Realty LP	4.125%	1/15/26	75	77
Ventas Realty LP	3.250%	10/15/26	75	72
Ventas Realty LP	3.850%	4/1/27	50	50
Ventas Realty LP	5.700%	9/30/43	75	87
Ventas Realty LP / Ventas Capital Corp. 4.000%		4/30/19	150	154
Ventas Realty LP / Ventas Capital Corp. 4.750%		6/1/21	250	268
Ventas Realty LP / Ventas Capital Corp. 3.250%		8/15/22	200	202
VEREIT Operating Partnership LP	4.600%	2/6/24	75	78
Washington Prime Group LP	3.850%	4/1/20	50	50
Washington REIT	4.950%	10/1/20	25	26
Washington REIT	3.950%	10/15/22	75	76
Weingarten Realty Investors	3.375%	10/15/22	50	51
Weingarten Realty Investors	3.500%	4/15/23	100	100
Welltower Inc.	4.125%	4/1/19	200	206
Welltower Inc.	4.950%	1/15/21	75	80
Welltower Inc.	5.250%	1/15/22	100	110
Welltower Inc.	3.750%	3/15/23	75	78
Welltower Inc.	4.000%	6/1/25	200	207
Welltower Inc.	4.250%	4/1/26	150	157
Welltower Inc.	6.500%	3/15/41	25	31
WP Carey Inc.	4.600%	4/1/24	75	78
WP Carey Inc.	4.000%	2/1/25	50	50
WP Carey Inc.	4.250%	10/1/26	75	76

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Industrial (16.6%)
Basic Industry (0.9%)
Agrium Inc.	6.750%	1/15/19	100	107
Agrium Inc.	3.500%	6/1/23	299	307
Agrium Inc.	3.375%	3/15/25	250	250
Agrium Inc.	4.125%	3/15/35	250	247
Agrium Inc.	6.125%	1/15/41	25	31
Agrium Inc.	4.900%	6/1/43	50	54
Agrium Inc.	5.250%	1/15/45	200	227
Air Products & Chemicals Inc.	3.000%	11/3/21	75	77
Air Products & Chemicals Inc.	2.750%	2/3/23	50	50
Air Products & Chemicals Inc.	3.350%	7/31/24	75	78
Airgas Inc.	3.050%	8/1/20	100	101
Airgas Inc.	3.650%	7/15/24	100	103
Albemarle Corp.	4.150%	12/1/24	75	79
Albemarle Corp.	5.450%	12/1/44	75	87
Barrick Gold Corp.	4.100%	5/1/23	157	169
Barrick North America Finance LLC	4.400%	5/30/21	31	33
Barrick North America Finance LLC	5.700%	5/30/41	450	534
Barrick North America Finance LLC	5.750%	5/1/43	150	183
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	50	61
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	176	179
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	100	106
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	154
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	575	664
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	25	26
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	75	78
Domtar Corp.	6.750%	2/15/44	100	109
Dow Chemical Co.	8.550%	5/15/19	325	364
Dow Chemical Co.	4.250%	11/15/20	125	133
Dow Chemical Co.	4.125%	11/15/21	566	601
Dow Chemical Co.	3.500%	10/1/24	50	51
Dow Chemical Co.	7.375%	11/1/29	25	34
Dow Chemical Co.	4.250%	10/1/34	50	52
Dow Chemical Co.	9.400%	5/15/39	350	588
Dow Chemical Co.	5.250%	11/15/41	100	115
Eastman Chemical Co.	5.500%	11/15/19	175	188
Eastman Chemical Co.	2.700%	1/15/20	150	152
Eastman Chemical Co.	4.500%	1/15/21	6	6
Eastman Chemical Co.	3.600%	8/15/22	49	51
Eastman Chemical Co.	4.800%	9/1/42	225	241
Eastman Chemical Co.	4.650%	10/15/44	150	159
Ecolab Inc.	4.350%	12/8/21	200	216
Ecolab Inc.	2.700%	11/1/26	200	192
EI du Pont de Nemours & Co.	6.000%	7/15/18	275	287
EI du Pont de Nemours & Co.	4.625%	1/15/20	400	424
EI du Pont de Nemours & Co.	2.200%	5/1/20	200	201
EI du Pont de Nemours & Co.	2.800%	2/15/23	125	126
EI du Pont de Nemours & Co.	6.500%	1/15/28	100	125
EI du Pont de Nemours & Co.	4.900%	1/15/41	200	224
EI du Pont de Nemours & Co.	4.150%	2/15/43	175	178
Fibria Overseas Finance Ltd.	5.250%	5/12/24	100	105
FMC Corp.	3.950%	2/1/22	50	51
FMC Corp.	4.100%	2/1/24	250	259
Georgia-Pacific LLC	8.000%	1/15/24	250	320
Georgia-Pacific LLC	7.375%	12/1/25	100	127
Georgia-Pacific LLC	8.875%	5/15/31	250	384
Goldcorp Inc.	3.700%	3/15/23	200	207
Goldcorp Inc.	5.450%	6/9/44	100	111
International Flavors & Fragrances Inc.	3.200%	5/1/23	25	25
International Flavors & Fragrances Inc.	4.375%	6/1/47	115	118
International Paper Co.	7.500%	8/15/21	450	533
International Paper Co.	3.650%	6/15/24	100	103
International Paper Co.	3.800%	1/15/26	75	77
International Paper Co.	3.000%	2/15/27	200	193
International Paper Co.	5.000%	9/15/35	100	110
International Paper Co.	7.300%	11/15/39	100	136
International Paper Co.	4.800%	6/15/44	200	212
International Paper Co.	5.150%	5/15/46	200	223
International Paper Co.	4.400%	8/15/47	200	201
LYB International Finance BV	5.250%	7/15/43	200	221

	LYB International Finance II BV	3.500%	3/2/27	100	99
	LyondellBasell Industries NV	5.000%	4/15/19	275	287
	LyondellBasell Industries NV	6.000%	11/15/21	175	198
	LyondellBasell Industries NV	5.750%	4/15/24	175	201
	LyondellBasell Industries NV	4.625%	2/26/55	425	417
	Meadwestvaco Corp.	7.950%	2/15/31	350	489
	Methanex Corp.	3.250%	12/15/19	200	201
	Monsanto Co.	2.125%	7/15/19	100	100
	Monsanto Co.	2.750%	7/15/21	200	202
	Monsanto Co.	5.500%	8/15/25	325	371
	Monsanto Co.	4.200%	7/15/34	100	102
	Monsanto Co.	3.950%	4/15/45	200	190
	Monsanto Co.	4.700%	7/15/64	100	101
	Mosaic Co.	3.750%	11/15/21	150	155
	Mosaic Co.	5.450%	11/15/33	100	106
	Mosaic Co.	5.625%	11/15/43	100	102
	Newmont Mining Corp.	5.875%	4/1/35	100	116
	Newmont Mining Corp.	4.875%	3/15/42	250	265
	Nucor Corp.	6.400%	12/1/37	100	130
	Nucor Corp.	5.200%	8/1/43	200	235
	Packaging Corp. of America	3.900%	6/15/22	100	105
	Packaging Corp. of America	4.500%	11/1/23	350	377
	Placer Dome Inc.	6.450%	10/15/35	75	89
	Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	125	133
	Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	250	243
	Potash Corp. of Saskatchewan Inc.	4.000%	12/15/26	100	103
	Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	275	323
	PPG Industries Inc.	2.300%	11/15/19	300	302
	Praxair Inc.	4.500%	8/15/19	50	53
	Praxair Inc.	3.000%	9/1/21	75	77
	Praxair Inc.	2.450%	2/15/22	450	451
	Praxair Inc.	2.200%	8/15/22	200	198
	Praxair Inc.	3.550%	11/7/42	50	49
	Rayonier Inc.	3.750%	4/1/22	50	50
	Reliance Steel & Aluminum Co.	4.500%	4/15/23	75	79
	Rio Tinto Alcan Inc.	6.125%	12/15/33	225	279
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	225	237
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	820	863
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	99
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	147
	Rio Tinto Finance USA plc	2.875%	8/21/22	2	2
	Rio Tinto Finance USA plc	4.750%	3/22/42	150	167
	Rohm & Haas Co.	7.850%	7/15/29	250	346
	RPM International Inc.	6.125%	10/15/19	25	27
	RPM International Inc.	3.450%	11/15/22	100	102
	RPM International Inc.	3.750%	3/15/27	50	51
[7]	Sherwin-Williams Co.	7.250%	6/15/19	100	110
	Sherwin-Williams Co.	2.250%	5/15/20	50	50
	Sherwin-Williams Co.	2.750%	6/1/22	150	150
	Sherwin-Williams Co.	3.125%	6/1/24	50	50
	Sherwin-Williams Co.	3.450%	8/1/25	225	228
[7]	Sherwin-Williams Co.	3.950%	1/15/26	200	211
	Sherwin-Williams Co.	3.450%	6/1/27	100	101
	Sherwin-Williams Co.	4.550%	8/1/45	90	94
	Sherwin-Williams Co.	4.500%	6/1/47	100	105
	Southern Copper Corp.	5.375%	4/16/20	75	81
	Southern Copper Corp.	3.500%	11/8/22	400	407
	Southern Copper Corp.	3.875%	4/23/25	50	51
	Southern Copper Corp.	7.500%	7/27/35	100	123
	Southern Copper Corp.	6.750%	4/16/40	125	144
	Southern Copper Corp.	5.875%	4/23/45	500	535
	Syngenta Finance NV	3.125%	3/28/22	100	99
	Syngenta Finance NV	4.375%	3/28/42	50	44
	Vale Overseas Ltd.	5.625%	9/15/19	75	79
	Vale Overseas Ltd.	5.875%	6/10/21	500	537
	Vale Overseas Ltd.	4.375%	1/11/22	700	711
	Vale Overseas Ltd.	6.250%	8/10/26	300	324
	Vale Overseas Ltd.	8.250%	1/17/34	50	60
	Vale Overseas Ltd.	6.875%	11/21/36	275	295
	Vale Overseas Ltd.	6.875%	11/10/39	450	477
	Vale SA	5.625%	9/11/42	300	285

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Westlake Chemical Corp.	3.600%	8/15/26	300	298
Westlake Chemical Corp.	5.000%	8/15/46	200	212
WestRock RKT Co.	3.500%	3/1/20	150	154
WestRock RKT Co.	4.900%	3/1/22	100	109
Weyerhaeuser Co.	7.375%	10/1/19	250	278
Weyerhaeuser Co.	4.700%	3/15/21	75	80
Weyerhaeuser Co.	8.500%	1/15/25	50	65
Weyerhaeuser Co.	7.375%	3/15/32	100	138
Weyerhaeuser Co.	6.875%	12/15/33	50	64
Yamana Gold Inc.	4.950%	7/15/24	110	111

Capital Goods (1.3%)
3M Co.	1.375%	8/7/18	100	100
3M Co.	2.000%	8/7/20	100	101
3M Co.	1.625%	9/19/21	150	148
3M Co.	3.000%	8/7/25	100	101
3M Co.	2.250%	9/19/26	150	142
3M Co.	6.375%	2/15/28	100	129
3M Co.	5.700%	3/15/37	125	159
3M Co.	3.125%	9/19/46	75	68
ABB Finance USA Inc.	4.375%	5/8/42	25	27
Acuity Brands Lighting Inc.	6.000%	12/15/19	50	54
Bemis Co. Inc.	3.100%	9/15/26	50	49
Boeing Co.	6.000%	3/15/19	100	107
Boeing Co.	4.875%	2/15/20	175	188
Boeing Co.	1.650%	10/30/20	100	99
Boeing Co.	2.125%	3/1/22	50	50
Boeing Co.	1.875%	6/15/23	100	96
Boeing Co.	2.500%	3/1/25	145	141
Boeing Co.	2.250%	6/15/26	50	48
Boeing Co.	2.800%	3/1/27	50	50
Boeing Co.	6.625%	2/15/38	50	69
Boeing Co.	6.875%	3/15/39	75	110
Boeing Co.	5.875%	2/15/40	275	361
Boeing Co.	3.375%	6/15/46	75	72
Boeing Co.	3.650%	3/1/47	50	50
Carlisle Cos. Inc.	3.750%	11/15/22	75	75
Caterpillar Financial Services Corp.	1.800%	11/13/18	250	250
Caterpillar Financial Services Corp.	7.150%	2/15/19	325	352
Caterpillar Financial Services Corp.	2.250%	12/1/19	550	554
Caterpillar Financial Services Corp.	2.100%	1/10/20	200	200
Caterpillar Financial Services Corp.	2.000%	3/5/20	250	249
Caterpillar Financial Services Corp.	2.500%	11/13/20	50	50
Caterpillar Financial Services Corp.	1.700%	8/9/21	300	293
Caterpillar Financial Services Corp.	2.750%	8/20/21	100	101
Caterpillar Financial Services Corp.	2.400%	6/6/22	150	149
Caterpillar Financial Services Corp.	3.300%	6/9/24	250	258
Caterpillar Financial Services Corp.	2.400%	8/9/26	100	96
Caterpillar Inc.	3.900%	5/27/21	125	133
Caterpillar Inc.	2.600%	6/26/22	50	50
Caterpillar Inc.	3.400%	5/15/24	250	260
Caterpillar Inc.	6.050%	8/15/36	100	130
Caterpillar Inc.	5.200%	5/27/41	150	181
Caterpillar Inc.	3.803%	8/15/42	343	345
Caterpillar Inc.	4.300%	5/15/44	100	108
Caterpillar Inc.	4.750%	5/15/64	100	112
Crane Co.	2.750%	12/15/18	50	51
Crane Co.	4.450%	12/15/23	50	53
CRH America Inc.	5.750%	1/15/21	75	83
Deere & Co.	4.375%	10/16/19	175	185
Deere & Co.	2.600%	6/8/22	125	126
Deere & Co.	5.375%	10/16/29	125	152
Deere & Co.	7.125%	3/3/31	100	139
Deere & Co.	3.900%	6/9/42	75	78
Dover Corp.	3.150%	11/15/25	200	204
Dover Corp.	6.600%	3/15/38	75	101
Eaton Corp.	2.750%	11/2/22	300	302
Eaton Corp.	4.000%	11/2/32	125	129
Eaton Corp.	4.150%	11/2/42	150	154
Embraer Netherlands Finance BV	5.050%	6/15/25	200	209
Embraer Netherlands Finance BV	5.400%	2/1/27	100	104

[7]	Embraer Overseas Ltd.	5.696%	9/16/23	100	108
	Embraer SA	5.150%	6/15/22	675	713
	Emerson Electric Co.	4.875%	10/15/19	25	27
	Emerson Electric Co.	4.250%	11/15/20	25	27
	Emerson Electric Co.	2.625%	12/1/21	150	153
	Emerson Electric Co.	3.150%	6/1/25	200	205
	Emerson Electric Co.	6.000%	8/15/32	100	125
	FLIR Systems Inc.	3.125%	6/15/21	50	50
	Flowserve Corp.	3.500%	9/15/22	250	255
	Flowserve Corp.	4.000%	11/15/23	50	52
	Fortive Corp.	2.350%	6/15/21	100	99
	Fortive Corp.	3.150%	6/15/26	150	150
	Fortive Corp.	4.300%	6/15/46	100	104
	Fortune Brands Home & Security Inc.	3.000%	6/15/20	75	76
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	100	104
	General Dynamics Corp.	1.875%	8/15/23	300	289
	General Dynamics Corp.	3.600%	11/15/42	100	99
	General Electric Capital Corp.	2.300%	1/14/19	150	151
	General Electric Capital Corp.	6.000%	8/7/19	194	211
	General Electric Capital Corp.	2.100%	12/11/19	25	25
	General Electric Capital Corp.	5.500%	1/8/20	211	230
	General Electric Capital Corp.	2.200%	1/9/20	165	167
	General Electric Capital Corp.	5.550%	5/4/20	108	119
	General Electric Capital Corp.	4.375%	9/16/20	128	137
	General Electric Capital Corp.	4.625%	1/7/21	201	219
	General Electric Capital Corp.	5.300%	2/11/21	172	190
	General Electric Capital Corp.	4.650%	10/17/21	347	382
	General Electric Capital Corp.	3.150%	9/7/22	91	95
	General Electric Capital Corp.	3.100%	1/9/23	224	232
	General Electric Capital Corp.	6.750%	3/15/32	705	965
	General Electric Capital Corp.	6.150%	8/7/37	161	212
	General Electric Capital Corp.	5.875%	1/14/38	510	661
	General Electric Capital Corp.	6.875%	1/10/39	413	594
	General Electric Co.	2.700%	10/9/22	1,100	1,117
	General Electric Co.	3.450%	5/15/24	160	168
	General Electric Co.	4.125%	10/9/42	375	394
	General Electric Co.	4.500%	3/11/44	350	388
	Harris Corp.	2.700%	4/27/20	75	76
	Harris Corp.	4.400%	12/15/20	75	79
	Harris Corp.	3.832%	4/27/25	200	206
	Harris Corp.	4.854%	4/27/35	100	110
	Harris Corp.	6.150%	12/15/40	75	93
	Hexcel Corp.	4.700%	8/15/25	100	107
	Honeywell International Inc.	1.400%	10/30/19	125	124
	Honeywell International Inc.	4.250%	3/1/21	450	484
	Honeywell International Inc.	1.850%	11/1/21	100	98
	Honeywell International Inc.	2.500%	11/1/26	100	96
	Honeywell International Inc.	5.700%	3/15/37	200	256
	Honeywell International Inc.	5.375%	3/1/41	150	187
	Hubbell Inc.	3.350%	3/1/26	75	75
	Illinois Tool Works Inc.	1.950%	3/1/19	100	100
	Illinois Tool Works Inc.	6.250%	4/1/19	100	108
	Illinois Tool Works Inc.	3.375%	9/15/21	100	104
	Illinois Tool Works Inc.	3.500%	3/1/24	200	209
	Illinois Tool Works Inc.	2.650%	11/15/26	300	293
	Illinois Tool Works Inc.	4.875%	9/15/41	75	88
	Illinois Tool Works Inc.	3.900%	9/1/42	175	182
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	300	317
	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	50	51
	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	175	189
	Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	125	160
	John Deere Capital Corp.	1.750%	8/10/18	75	75
	John Deere Capital Corp.	5.750%	9/10/18	125	131
	John Deere Capital Corp.	1.650%	10/15/18	100	100
	John Deere Capital Corp.	1.950%	1/8/19	200	201
	John Deere Capital Corp.	1.250%	10/9/19	200	197
	John Deere Capital Corp.	1.700%	1/15/20	125	124
	John Deere Capital Corp.	2.050%	3/10/20	250	251
	John Deere Capital Corp.	2.200%	3/13/20	150	151
	John Deere Capital Corp.	2.450%	9/11/20	75	76
	John Deere Capital Corp.	2.550%	1/8/21	350	354

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	John Deere Capital Corp.	2.800%	3/4/21	100	102
	John Deere Capital Corp.	3.900%	7/12/21	100	106
	John Deere Capital Corp.	3.150%	10/15/21	25	26
	John Deere Capital Corp.	2.650%	1/6/22	300	304
	John Deere Capital Corp.	2.800%	1/27/23	50	50
	John Deere Capital Corp.	2.800%	3/6/23	300	303
	John Deere Capital Corp.	2.650%	6/24/24	75	74
	John Deere Capital Corp.	3.400%	9/11/25	75	78
	John Deere Capital Corp.	2.650%	6/10/26	100	97
	Johnson Controls International plc	5.000%	3/30/20	125	134
	Johnson Controls International plc	4.250%	3/1/21	150	159
	Johnson Controls International plc	3.750%	12/1/21	100	105
	Johnson Controls International plc	3.625%	7/2/24	135	140
	Johnson Controls International plc	3.900%	2/14/26	100	104
	Johnson Controls International plc	6.000%	1/15/36	50	61
	Johnson Controls International plc	4.625%	7/2/44	75	81
	Johnson Controls International plc	5.125%	9/14/45	200	230
	Johnson Controls International plc	4.950%	7/2/64	100	107
	Kennametal Inc.	2.650%	11/1/19	75	75
	Kennametal Inc.	3.875%	2/15/22	50	50
	Komatsu Mining Corp.	5.125%	10/15/21	50	55
	L3 Technologies Inc.	5.200%	10/15/19	100	107
	L3 Technologies Inc.	4.750%	7/15/20	75	80
	L3 Technologies Inc.	4.950%	2/15/21	75	81
	L3 Technologies Inc.	3.950%	5/28/24	103	106
	L3 Technologies Inc.	3.850%	12/15/26	50	52
	Lafarge SA	7.125%	7/15/36	100	129
	Leggett & Platt Inc.	3.800%	11/15/24	100	102
	Lennox International Inc.	3.000%	11/15/23	100	100
	Lockheed Martin Corp.	1.850%	11/23/18	75	75
	Lockheed Martin Corp.	2.500%	11/23/20	140	142
	Lockheed Martin Corp.	3.350%	9/15/21	725	754
	Lockheed Martin Corp.	3.100%	1/15/23	200	206
	Lockheed Martin Corp.	3.550%	1/15/26	280	290
	Lockheed Martin Corp.	3.600%	3/1/35	150	148
	Lockheed Martin Corp.	4.500%	5/15/36	100	110
	Lockheed Martin Corp.	6.150%	9/1/36	375	488
	Lockheed Martin Corp.	5.500%	11/15/39	25	30
	Lockheed Martin Corp.	4.700%	5/15/46	375	420
	Martin Marietta Materials Inc.	4.250%	7/2/24	100	105
	Martin Marietta Materials Inc.	3.450%	6/1/27	50	50
	Masco Corp.	7.125%	3/15/20	11	12
	Masco Corp.	3.500%	4/1/21	70	72
	Masco Corp.	4.450%	4/1/25	50	54
	Masco Corp.	4.375%	4/1/26	100	106
	Masco Corp.	3.500%	11/15/27	100	99
	Masco Corp.	7.750%	8/1/29	24	32
	Masco Corp.	4.500%	5/15/47	100	100
	Mohawk Industries Inc.	3.850%	2/1/23	100	103
	Northrop Grumman Corp.	3.500%	3/15/21	200	209
	Northrop Grumman Corp.	3.250%	8/1/23	150	155
	Northrop Grumman Corp.	3.200%	2/1/27	250	252
	Northrop Grumman Corp.	5.050%	11/15/40	50	58
	Northrop Grumman Corp.	4.750%	6/1/43	275	310
	Owens Corning	4.200%	12/15/22	150	159
	Owens Corning	3.400%	8/15/26	200	197
	Owens Corning	4.300%	7/15/47	100	97
	Parker-Hannifin Corp.	3.500%	9/15/22	100	105
	Parker-Hannifin Corp.	3.300%	11/21/24	100	103
[7]	Parker-Hannifin Corp.	3.250%	3/1/27	125	126
	Parker-Hannifin Corp.	6.250%	5/15/38	25	33
	Parker-Hannifin Corp.	4.450%	11/21/44	200	220
[7]	Parker-Hannifin Corp.	4.100%	3/1/47	75	79
	Pentair Finance SA	2.650%	12/1/19	250	251
	Precision Castparts Corp.	2.250%	6/15/20	150	152
	Precision Castparts Corp.	2.500%	1/15/23	75	75
	Precision Castparts Corp.	3.250%	6/15/25	100	102
	Precision Castparts Corp.	3.900%	1/15/43	75	76
	Precision Castparts Corp.	4.375%	6/15/45	300	327
	Raytheon Co.	4.400%	2/15/20	100	106

	Raytheon Co.	3.125%	10/15/20	25	26
	Raytheon Co.	2.500%	12/15/22	275	276
	Raytheon Co.	7.200%	8/15/27	25	34
	Raytheon Co.	4.700%	12/15/41	350	399
	Republic Services Inc.	5.500%	9/15/19	150	161
	Republic Services Inc.	5.000%	3/1/20	125	134
	Republic Services Inc.	5.250%	11/15/21	175	194
	Republic Services Inc.	3.550%	6/1/22	50	52
	Republic Services Inc.	3.200%	3/15/25	250	252
	Republic Services Inc.	6.200%	3/1/40	50	65
	Republic Services Inc.	5.700%	5/15/41	100	125
	Rockwell Collins Inc.	5.250%	7/15/19	25	27
	Rockwell Collins Inc.	3.100%	11/15/21	50	51
	Rockwell Collins Inc.	2.800%	3/15/22	170	171
	Rockwell Collins Inc.	3.200%	3/15/24	100	101
	Rockwell Collins Inc.	3.500%	3/15/27	100	101
	Rockwell Collins Inc.	4.800%	12/15/43	65	72
	Rockwell Collins Inc.	4.350%	4/15/47	100	105
	Roper Technologies Inc.	2.050%	10/1/18	200	200
	Roper Technologies Inc.	6.250%	9/1/19	75	81
	Roper Technologies Inc.	3.000%	12/15/20	125	128
	Roper Technologies Inc.	2.800%	12/15/21	200	202
	Roper Technologies Inc.	3.850%	12/15/25	100	103
	Roper Technologies Inc.	3.800%	12/15/26	120	123
	Snap-on Inc.	6.125%	9/1/21	75	87
	Snap-on Inc.	3.250%	3/1/27	50	51
	Sonoco Products Co.	5.750%	11/1/40	145	170
	Spirit AeroSystems Inc.	5.250%	3/15/22	400	416
	Spirit AeroSystems Inc.	3.850%	6/15/26	65	65
	Stanley Black & Decker Inc.	1.622%	11/17/18	100	100
	Stanley Black & Decker Inc.	2.451%	11/17/18	100	101
	Stanley Black & Decker Inc.	3.400%	12/1/21	150	156
	Stanley Black & Decker Inc.	5.200%	9/1/40	125	142
	Textron Inc.	3.875%	3/1/25	250	256
	Textron Inc.	4.000%	3/15/26	100	103
	Textron Inc.	3.650%	3/15/27	50	50
	Timken CO	3.875%	9/1/24	100	99
	United Technologies Corp.	1.500%	11/1/19	100	99
	United Technologies Corp.	4.500%	4/15/20	100	107
	United Technologies Corp.	1.900%	5/4/20	200	200
	United Technologies Corp.	1.950%	11/1/21	100	99
	United Technologies Corp.	3.100%	6/1/22	485	501
	United Technologies Corp.	2.800%	5/4/24	250	251
	United Technologies Corp.	2.650%	11/1/26	100	97
	United Technologies Corp.	3.125%	5/4/27	150	150
	United Technologies Corp.	6.700%	8/1/28	100	131
	United Technologies Corp.	7.500%	9/15/29	125	177
	United Technologies Corp.	5.400%	5/1/35	150	180
	United Technologies Corp.	6.050%	6/1/36	100	129
	United Technologies Corp.	6.125%	7/15/38	300	394
	United Technologies Corp.	5.700%	4/15/40	100	126
	United Technologies Corp.	4.500%	6/1/42	600	656
	United Technologies Corp.	4.150%	5/15/45	100	104
	United Technologies Corp.	3.750%	11/1/46	200	196
	United Technologies Corp.	4.050%	5/4/47	150	153
	Vulcan Materials Co.	7.500%	6/15/21	100	118
	Vulcan Materials Co.	4.500%	4/1/25	200	214
	Vulcan Materials Co.	4.500%	6/15/47	125	127
[7]	Wabtec Corp.	3.450%	11/15/26	150	148
	Waste Management Inc.	4.600%	3/1/21	50	54
	Waste Management Inc.	2.400%	5/15/23	175	173
	Waste Management Inc.	3.500%	5/15/24	100	104
	Waste Management Inc.	3.125%	3/1/25	100	102
	Waste Management Inc.	3.900%	3/1/35	250	258
	Waste Management Inc.	4.100%	3/1/45	100	105
	WW Grainger Inc.	4.600%	6/15/45	200	217
	WW Grainger Inc.	3.750%	5/15/46	75	72
	Xylem Inc.	3.250%	11/1/26	100	100
	Xylem Inc.	4.375%	11/1/46	100	103

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Communication (2.6%)
21st Century Fox America Inc.	4.500%	2/15/21	550	589
21st Century Fox America Inc.	3.000%	9/15/22	150	152
21st Century Fox America Inc.	3.700%	10/15/25	100	103
21st Century Fox America Inc.	6.550%	3/15/33	200	251
21st Century Fox America Inc.	6.200%	12/15/34	350	429
21st Century Fox America Inc.	6.400%	12/15/35	365	461
21st Century Fox America Inc.	8.150%	10/17/36	175	251
21st Century Fox America Inc.	6.150%	3/1/37	175	219
21st Century Fox America Inc.	6.900%	8/15/39	100	132
21st Century Fox America Inc.	6.150%	2/15/41	250	316
21st Century Fox America Inc.	4.750%	9/15/44	100	106
21st Century Fox America Inc.	7.750%	12/1/45	100	145
Activision Blizzard Inc.	2.300%	9/15/21	125	124
Activision Blizzard Inc.	2.600%	6/15/22	100	100
Activision Blizzard Inc.	3.400%	9/15/26	175	176
Activision Blizzard Inc.	3.400%	6/15/27	150	149
Activision Blizzard Inc.	4.500%	6/15/47	150	151
America Movil SAB de CV	5.000%	10/16/19	400	427
America Movil SAB de CV	3.125%	7/16/22	275	281
America Movil SAB de CV	6.375%	3/1/35	175	218
America Movil SAB de CV	6.125%	11/15/37	150	181
America Movil SAB de CV	6.125%	3/30/40	375	457
America Movil SAB de CV	4.375%	7/16/42	250	252
American Tower Corp.	2.800%	6/1/20	75	76
American Tower Corp.	3.450%	9/15/21	475	490
American Tower Corp.	5.900%	11/1/21	475	534
American Tower Corp.	2.250%	1/15/22	125	122
American Tower Corp.	3.500%	1/31/23	175	179
American Tower Corp.	5.000%	2/15/24	150	166
American Tower Corp.	4.000%	6/1/25	100	103
American Tower Corp.	4.400%	2/15/26	100	105
American Tower Corp.	3.125%	1/15/27	100	96
American Tower Corp.	3.550%	7/15/27	125	124
AT&T Inc.	2.375%	11/27/18	400	403
AT&T Inc.	5.800%	2/15/19	250	265
AT&T Inc.	2.300%	3/11/19	100	101
AT&T Inc.	5.875%	10/1/19	175	189
AT&T Inc.	2.450%	6/30/20	700	704
AT&T Inc.	4.600%	2/15/21	175	187
AT&T Inc.	5.000%	3/1/21	450	486
AT&T Inc.	4.450%	5/15/21	275	292
AT&T Inc.	3.875%	8/15/21	250	261
AT&T Inc.	3.000%	2/15/22	300	301
AT&T Inc.	3.200%	3/1/22	250	253
AT&T Inc.	3.000%	6/30/22	500	500
AT&T Inc.	2.625%	12/1/22	350	343
AT&T Inc.	3.600%	2/17/23	1,125	1,152
AT&T Inc.	3.800%	3/1/24	125	128
AT&T Inc.	3.950%	1/15/25	400	408
AT&T Inc.	3.400%	5/15/25	895	880
AT&T Inc.	4.125%	2/17/26	525	538
AT&T Inc.	4.250%	3/1/27	600	620
AT&T Inc.	6.450%	6/15/34	265	311
AT&T Inc.	4.500%	5/15/35	200	198
AT&T Inc.	5.250%	3/1/37	400	426
AT&T Inc.	6.500%	9/1/37	325	393
AT&T Inc.	6.300%	1/15/38	275	325
AT&T Inc.	6.550%	2/15/39	50	61
AT&T Inc.	6.350%	3/15/40	100	118
AT&T Inc.	6.000%	8/15/40	300	340
AT&T Inc.	5.350%	9/1/40	756	801
AT&T Inc.	5.550%	8/15/41	225	245
AT&T Inc.	5.150%	3/15/42	375	386
AT&T Inc.	4.300%	12/15/42	271	251
AT&T Inc.	4.800%	6/15/44	600	593
AT&T Inc.	4.350%	6/15/45	699	650
AT&T Inc.	4.750%	5/15/46	550	541
AT&T Inc.	5.450%	3/1/47	600	647
AT&T Inc.	4.500%	3/9/48	582	549
AT&T Inc.	4.550%	3/9/49	62	58

	AT&T Inc.	5.700%	3/1/57	200	221
	AT&T Mobility LLC	7.125%	12/15/31	75	94
	Bellsouth Capital Funding Corp.	7.875%	2/15/30	78	101
	BellSouth LLC	6.875%	10/15/31	78	92
	BellSouth LLC	6.550%	6/15/34	79	92
	BellSouth LLC	6.000%	11/15/34	64	68
	BellSouth Telecommunications LLC	6.375%	6/1/28	45	52
	British Telecommunications plc	2.350%	2/14/19	200	201
	British Telecommunications plc	9.125%	12/15/30	466	703
	CBS Corp.	4.300%	2/15/21	275	290
	CBS Corp.	2.500%	2/15/23	200	198
	CBS Corp.	3.700%	8/15/24	175	179
	CBS Corp.	3.500%	1/15/25	300	302
	CBS Corp.	2.900%	1/15/27	125	118
	CBS Corp.	3.375%	2/15/28	75	73
	CBS Corp.	5.900%	10/15/40	275	325
	CBS Corp.	4.850%	7/1/42	100	104
	CBS Corp.	4.600%	1/15/45	125	128
	CC Holdings GS V LLC /
	Crown Castle GS III Corp.	3.849%	4/15/23	250	263
	Charter Communications
	Operating LLC / Charter
	Communications Operating Capital	3.579%	7/23/20	375	387
	Charter Communications
	Operating LLC / Charter
	Communications Operating Capital	4.464%	7/23/22	525	560
	Charter Communications
	Operating LLC / Charter
	Communications Operating Capital	4.908%	7/23/25	825	891
[7]	Charter Communications
	Operating LLC / Charter
	Communications Operating Capital	3.750%	2/15/28	325	320
	Charter Communications
	Operating LLC / Charter
	Communications Operating Capital	6.384%	10/23/35	350	416
	Charter Communications
	Operating LLC / Charter
	Communications Operating Capital	6.484%	10/23/45	600	719
[7]	Charter Communications
	Operating LLC / Charter
	Communications Operating Capital	5.375%	5/1/47	375	396
	Charter Communications
	Operating LLC / Charter
	Communications Operating Capital	6.834%	10/23/55	75	92
	Comcast Cable Communications
	Holdings Inc.	9.455%	11/15/22	139	186
	Comcast Corp.	5.700%	7/1/19	850	915
	Comcast Corp.	5.150%	3/1/20	325	352
	Comcast Corp.	1.625%	1/15/22	125	121
	Comcast Corp.	2.750%	3/1/23	200	202
	Comcast Corp.	3.000%	2/1/24	385	390
	Comcast Corp.	3.375%	2/15/25	150	154
	Comcast Corp.	3.375%	8/15/25	250	256
	Comcast Corp.	3.150%	3/1/26	400	402
	Comcast Corp.	3.300%	2/1/27	200	203
	Comcast Corp.	4.250%	1/15/33	275	293
	Comcast Corp.	4.200%	8/15/34	175	185
	Comcast Corp.	5.650%	6/15/35	400	489
	Comcast Corp.	4.400%	8/15/35	200	217
	Comcast Corp.	6.500%	11/15/35	750	992
	Comcast Corp.	3.200%	7/15/36	175	164
	Comcast Corp.	6.450%	3/15/37	75	100
	Comcast Corp.	6.950%	8/15/37	225	318
	Comcast Corp.	6.400%	3/1/40	200	269
	Comcast Corp.	4.650%	7/15/42	535	587
	Comcast Corp.	4.500%	1/15/43	125	133
	Comcast Corp.	4.750%	3/1/44	175	195
	Comcast Corp.	4.600%	8/15/45	250	272
	Comcast Corp.	3.400%	7/15/46	250	227
	Crown Castle International Corp.	3.400%	2/15/21	300	308
	Crown Castle International Corp.	2.250%	9/1/21	125	123

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Crown Castle International Corp.	4.875%	4/15/22	125	137
Crown Castle International Corp.	5.250%	1/15/23	275	305
Crown Castle International Corp.	4.450%	2/15/26	250	265
Crown Castle International Corp.	3.700%	6/15/26	175	176
Crown Castle International Corp.	4.000%	3/1/27	75	77
Crown Castle International Corp.	4.750%	5/15/47	50	51
Deutsche Telekom International
Finance BV	6.750%	8/20/18	75	79
Deutsche Telekom International
Finance BV	6.000%	7/8/19	150	162
Deutsche Telekom International
Finance BV	8.750%	6/15/30	700	1,040
Discovery Communications LLC	5.625%	8/15/19	75	80
Discovery Communications LLC	4.375%	6/15/21	25	26
Discovery Communications LLC	3.300%	5/15/22	125	126
Discovery Communications LLC	3.250%	4/1/23	100	98
Discovery Communications LLC	3.800%	3/13/24	100	101
Discovery Communications LLC	3.450%	3/15/25	150	146
Discovery Communications LLC	4.900%	3/11/26	200	212
Discovery Communications LLC	4.950%	5/15/42	250	234
Discovery Communications LLC	4.875%	4/1/43	125	117
Electronic Arts Inc.	3.700%	3/1/21	100	103
Electronic Arts Inc.	4.800%	3/1/26	100	109
Grupo Televisa SAB	6.625%	3/18/25	100	118
Grupo Televisa SAB	4.625%	1/30/26	500	527
Grupo Televisa SAB	6.625%	1/15/40	175	202
Grupo Televisa SAB	6.125%	1/31/46	200	224
Historic TW Inc.	9.150%	2/1/23	195	252
Historic TW Inc.	6.625%	5/15/29	66	83
Interpublic Group of Cos. Inc.	3.750%	2/15/23	100	104
Interpublic Group of Cos. Inc.	4.200%	4/15/24	175	183
Koninklijke KPN NV	8.375%	10/1/30	175	239
Moody’s Corp.	2.750%	12/15/21	100	101
Moody’s Corp.	4.500%	9/1/22	175	189
Moody’s Corp.	4.875%	2/15/24	250	275
Moody’s Corp.	5.250%	7/15/44	250	289
NBCUniversal Media LLC	5.150%	4/30/20	125	136
NBCUniversal Media LLC	4.375%	4/1/21	325	350
NBCUniversal Media LLC	2.875%	1/15/23	225	228
NBCUniversal Media LLC	6.400%	4/30/40	300	403
NBCUniversal Media LLC	5.950%	4/1/41	225	288
NBCUniversal Media LLC	4.450%	1/15/43	325	344
New Cingular Wireless Services Inc.	8.750%	3/1/31	75	107
Omnicom Group Inc.	4.450%	8/15/20	175	186
Omnicom Group Inc.	3.625%	5/1/22	225	234
Omnicom Group Inc.	3.650%	11/1/24	125	128
Omnicom Group Inc.	3.600%	4/15/26	275	277
Orange SA	1.625%	11/3/19	175	173
Orange SA	4.125%	9/14/21	325	346
Orange SA	9.000%	3/1/31	425	641
Orange SA	5.375%	1/13/42	175	204
Orange SA	5.500%	2/6/44	165	196
Pacific Bell Telephone Co.	7.125%	3/15/26	50	61
Qwest Corp.	6.750%	12/1/21	150	166
Qwest Corp.	6.875%	9/15/33	146	145
RELX Capital Inc.	3.125%	10/15/22	282	283
Rogers Communications Inc.	6.800%	8/15/18	150	158
Rogers Communications Inc.	3.000%	3/15/23	205	206
Rogers Communications Inc.	4.100%	10/1/23	175	186
Rogers Communications Inc.	3.625%	12/15/25	125	128
Rogers Communications Inc.	2.900%	11/15/26	100	97
Rogers Communications Inc.	4.500%	3/15/43	65	68
Rogers Communications Inc.	5.000%	3/15/44	190	217
S&P Global Inc.	2.500%	8/15/18	75	76
S&P Global Inc.	3.300%	8/14/20	125	129
S&P Global Inc.	4.000%	6/15/25	125	131
S&P Global Inc.	4.400%	2/15/26	200	219
S&P Global Inc.	2.950%	1/22/27	100	96
S&P Global Inc.	6.550%	11/15/37	150	193
Scripps Networks Interactive Inc.	2.750%	11/15/19	125	126
Scripps Networks Interactive Inc.	2.800%	6/15/20	100	101

	Scripps Networks Interactive Inc.	3.500%	6/15/22	150	154
	Scripps Networks Interactive Inc.	3.900%	11/15/24	150	155
	Telefonica Emisiones SAU	5.877%	7/15/19	100	107
	Telefonica Emisiones SAU	5.134%	4/27/20	225	242
	Telefonica Emisiones SAU	5.462%	2/16/21	225	248
	Telefonica Emisiones SAU	4.570%	4/27/23	200	218
	Telefonica Emisiones SAU	4.103%	3/8/27	450	465
	Telefonica Emisiones SAU	7.045%	6/20/36	425	559
	Telefonica Emisiones SAU	5.213%	3/8/47	400	425
	TELUS Corp.	2.800%	2/16/27	100	94
	Thomson Reuters Corp.	4.700%	10/15/19	300	316
	Thomson Reuters Corp.	3.850%	9/29/24	100	103
	Thomson Reuters Corp.	5.500%	8/15/35	75	84
	Thomson Reuters Corp.	5.850%	4/15/40	150	177
	Thomson Reuters Corp.	5.650%	11/23/43	325	378
	Time Warner Cable LLC	6.750%	7/1/18	850	890
	Time Warner Cable LLC	8.750%	2/14/19	200	221
	Time Warner Cable LLC	8.250%	4/1/19	200	221
	Time Warner Cable LLC	5.000%	2/1/20	350	373
	Time Warner Cable LLC	6.550%	5/1/37	200	238
	Time Warner Cable LLC	7.300%	7/1/38	50	64
	Time Warner Cable LLC	6.750%	6/15/39	200	246
	Time Warner Cable LLC	5.875%	11/15/40	500	561
	Time Warner Cable LLC	5.500%	9/1/41	200	215
	Time Warner Cable LLC	4.500%	9/15/42	350	335
	Time Warner Entertainment Co. LP	8.375%	3/15/23	175	220
	Time Warner Entertainment Co. LP	8.375%	7/15/33	250	347
	Time Warner Inc.	4.875%	3/15/20	350	373
	Time Warner Inc.	4.700%	1/15/21	50	54
	Time Warner Inc.	4.750%	3/29/21	425	457
	Time Warner Inc.	3.600%	7/15/25	275	276
	Time Warner Inc.	3.875%	1/15/26	100	101
	Time Warner Inc.	3.800%	2/15/27	500	503
	Time Warner Inc.	7.625%	4/15/31	200	274
	Time Warner Inc.	7.700%	5/1/32	275	384
	Time Warner Inc.	6.200%	3/15/40	100	120
	Time Warner Inc.	6.100%	7/15/40	175	209
	Time Warner Inc.	6.250%	3/29/41	50	61
	Time Warner Inc.	4.900%	6/15/42	325	333
	Time Warner Inc.	5.350%	12/15/43	25	28
	Time Warner Inc.	4.650%	6/1/44	100	99
	Verizon Communications Inc.	3.650%	9/14/18	560	572
	Verizon Communications Inc.	1.375%	8/15/19	200	198
	Verizon Communications Inc.	2.625%	2/21/20	389	394
	Verizon Communications Inc.	4.500%	9/15/20	560	598
	Verizon Communications Inc.	3.450%	3/15/21	300	310
	Verizon Communications Inc.	4.600%	4/1/21	475	509
	Verizon Communications Inc.	1.750%	8/15/21	175	169
	Verizon Communications Inc.	3.000%	11/1/21	600	608
	Verizon Communications Inc.	3.500%	11/1/21	100	103
[7]	Verizon Communications Inc.	2.946%	3/15/22	602	605
	Verizon Communications Inc.	3.125%	3/16/22	300	304
	Verizon Communications Inc.	5.150%	9/15/23	1,330	1,475
	Verizon Communications Inc.	4.150%	3/15/24	300	316
	Verizon Communications Inc.	3.500%	11/1/24	400	403
	Verizon Communications Inc.	2.625%	8/15/26	475	438
	Verizon Communications Inc.	4.125%	3/16/27	700	723
	Verizon Communications Inc.	5.050%	3/15/34	365	385
	Verizon Communications Inc.	4.400%	11/1/34	575	571
	Verizon Communications Inc.	4.272%	1/15/36	688	667
	Verizon Communications Inc.	5.250%	3/16/37	875	944
[7]	Verizon Communications Inc.	4.812%	3/15/39	150	152
	Verizon Communications Inc.	4.750%	11/1/41	375	373
	Verizon Communications Inc.	3.850%	11/1/42	250	217
	Verizon Communications Inc.	4.125%	8/15/46	650	579
	Verizon Communications Inc.	4.862%	8/21/46	756	757
	Verizon Communications Inc.	5.500%	3/16/47	275	301
	Verizon Communications Inc.	4.522%	9/15/48	788	749
[7]	Verizon Communications Inc.	5.012%	4/15/49	716	721
	Verizon Communications Inc.	5.012%	8/21/54	1,074	1,060
	Verizon Communications Inc.	4.672%	3/15/55	888	836

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Viacom Inc.	5.625%	9/15/19	125	134
Viacom Inc.	3.875%	12/15/21	25	26
Viacom Inc.	3.125%	6/15/22	50	50
Viacom Inc.	4.250%	9/1/23	75	78
Viacom Inc.	3.875%	4/1/24	300	305
Viacom Inc.	6.875%	4/30/36	190	222
Viacom Inc.	4.375%	3/15/43	656	583
Viacom Inc.	5.850%	9/1/43	75	81
Viacom Inc.	5.250%	4/1/44	50	50
Vodafone Group plc	5.450%	6/10/19	150	160
Vodafone Group plc	2.500%	9/26/22	175	174
Vodafone Group plc	2.950%	2/19/23	715	719
Vodafone Group plc	7.875%	2/15/30	150	203
Vodafone Group plc	6.150%	2/27/37	125	152
Vodafone Group plc	4.375%	2/19/43	400	394
Walt Disney Co.	1.500%	9/17/18	100	100
Walt Disney Co.	1.650%	1/8/19	100	100
Walt Disney Co.	1.850%	5/30/19	50	50
Walt Disney Co.	1.800%	6/5/20	150	150
Walt Disney Co.	2.150%	9/17/20	150	151
Walt Disney Co.	2.300%	2/12/21	250	252
Walt Disney Co.	2.750%	8/16/21	100	102
Walt Disney Co.	2.550%	2/15/22	75	76
Walt Disney Co.	2.450%	3/4/22	75	76
Walt Disney Co.	2.350%	12/1/22	75	75
Walt Disney Co.	3.150%	9/17/25	150	153
Walt Disney Co.	3.000%	2/13/26	300	301
Walt Disney Co.	1.850%	7/30/26	250	227
Walt Disney Co.	2.950%	6/15/27	150	149
Walt Disney Co.	4.375%	8/16/41	75	82
Walt Disney Co.	4.125%	12/1/41	225	235
Walt Disney Co.	3.700%	12/1/42	125	123
Walt Disney Co.	4.125%	6/1/44	50	52
WPP Finance 2010	4.750%	11/21/21	208	225
WPP Finance 2010	3.625%	9/7/22	200	207
WPP Finance 2010	3.750%	9/19/24	100	103
WPP Finance 2010	5.625%	11/15/43	50	58

Consumer Cyclical (1.9%)
Advance Auto Parts Inc.	5.750%	5/1/20	125	135
Alibaba Group Holding Ltd.	2.500%	11/28/19	360	363
Alibaba Group Holding Ltd.	3.125%	11/28/21	300	306
Alibaba Group Holding Ltd.	3.600%	11/28/24	200	206
Alibaba Group Holding Ltd.	4.500%	11/28/34	80	88
Amazon.com Inc.	2.600%	12/5/19	300	305
Amazon.com Inc.	3.300%	12/5/21	200	208
Amazon.com Inc.	2.500%	11/29/22	150	151
Amazon.com Inc.	3.800%	12/5/24	120	128
Amazon.com Inc.	4.800%	12/5/34	225	259
Amazon.com Inc.	4.950%	12/5/44	350	413
American Honda Finance Corp.	1.600%	7/13/18	100	100
American Honda Finance Corp.	2.125%	10/10/18	125	126
American Honda Finance Corp.	1.200%	7/12/19	200	198
American Honda Finance Corp.	2.250%	8/15/19	275	277
American Honda Finance Corp.	2.000%	2/14/20	100	100
American Honda Finance Corp.	2.450%	9/24/20	225	228
American Honda Finance Corp.	1.650%	7/12/21	150	147
American Honda Finance Corp.	1.700%	9/9/21	200	195
American Honda Finance Corp.	2.900%	2/16/24	100	101
American Honda Finance Corp.	2.300%	9/9/26	50	47
Automatic Data Processing Inc.	2.250%	9/15/20	175	177
Automatic Data Processing Inc.	3.375%	9/15/25	200	208
AutoNation Inc.	5.500%	2/1/20	55	59
AutoNation Inc.	3.350%	1/15/21	60	61
AutoNation Inc.	4.500%	10/1/25	150	157
AutoZone Inc.	7.125%	8/1/18	50	53
AutoZone Inc.	3.700%	4/15/22	350	364
AutoZone Inc.	2.875%	1/15/23	50	50
AutoZone Inc.	3.125%	7/15/23	125	126
AutoZone Inc.	3.125%	4/21/26	100	96
AutoZone Inc.	3.750%	6/1/27	100	100

Bed Bath & Beyond Inc.	4.915%	8/1/34	50	47
Bed Bath & Beyond Inc.	5.165%	8/1/44	150	132
Best Buy Co. Inc.	5.500%	3/15/21	25	27
Block Financial LLC	4.125%	10/1/20	94	97
Block Financial LLC	5.500%	11/1/22	75	81
Block Financial LLC	5.250%	10/1/25	100	106
BorgWarner Inc.	4.625%	9/15/20	25	27
BorgWarner Inc.	3.375%	3/15/25	75	75
BorgWarner Inc.	4.375%	3/15/45	100	100
Carnival Corp.	3.950%	10/15/20	100	106
Coach Inc.	3.000%	7/15/22	100	99
Coach Inc.	4.250%	4/1/25	70	71
Coach Inc.	4.125%	7/15/27	100	99
Costco Wholesale Corp.	1.700%	12/15/19	200	200
Costco Wholesale Corp.	1.750%	2/15/20	200	199
Costco Wholesale Corp.	2.150%	5/18/21	200	200
Costco Wholesale Corp.	2.250%	2/15/22	100	100
Costco Wholesale Corp.	2.300%	5/18/22	150	149
Costco Wholesale Corp.	2.750%	5/18/24	175	174
Costco Wholesale Corp.	3.000%	5/18/27	100	100
Cummins Inc.	7.125%	3/1/28	100	132
Cummins Inc.	4.875%	10/1/43	125	144
CVS Health Corp.	1.900%	7/20/18	400	401
CVS Health Corp.	2.250%	8/12/19	100	101
CVS Health Corp.	2.800%	7/20/20	475	484
CVS Health Corp.	2.125%	6/1/21	250	247
CVS Health Corp.	3.500%	7/20/22	300	311
CVS Health Corp.	2.750%	12/1/22	150	150
CVS Health Corp.	4.750%	12/1/22	150	164
CVS Health Corp.	4.000%	12/5/23	195	206
CVS Health Corp.	3.375%	8/12/24	750	761
CVS Health Corp.	3.875%	7/20/25	565	589
CVS Health Corp.	2.875%	6/1/26	425	412
CVS Health Corp.	5.300%	12/5/43	50	58
CVS Health Corp.	5.125%	7/20/45	675	773
Daimler Finance North America LLC	8.500%	1/18/31	250	376
Darden Restaurants Inc.	3.850%	5/1/27	200	203
Delphi Automotive plc	3.150%	11/19/20	150	153
Delphi Automotive plc	4.250%	1/15/26	150	159
Delphi Automotive plc	4.400%	10/1/46	50	50
Delphi Corp.	4.150%	3/15/24	125	131
Dollar General Corp.	3.250%	4/15/23	150	153
Dollar General Corp.	4.150%	11/1/25	105	111
Dollar General Corp.	3.875%	4/15/27	50	51
DR Horton Inc.	3.750%	3/1/19	25	26
DR Horton Inc.	4.375%	9/15/22	100	106
DR Horton Inc.	4.750%	2/15/23	100	108
DR Horton Inc.	5.750%	8/15/23	100	114
eBay Inc.	2.200%	8/1/19	300	301
eBay Inc.	3.250%	10/15/20	75	77
eBay Inc.	2.875%	8/1/21	125	126
eBay Inc.	3.800%	3/9/22	100	105
eBay Inc.	2.600%	7/15/22	450	446
eBay Inc.	2.750%	1/30/23	100	99
eBay Inc.	3.450%	8/1/24	125	126
eBay Inc.	3.600%	6/5/27	100	99
eBay Inc.	4.000%	7/15/42	25	22
Expedia Inc.	5.950%	8/15/20	75	82
Expedia Inc.	4.500%	8/15/24	100	105
Expedia Inc.	5.000%	2/15/26	275	301
Ford Motor Co.	4.346%	12/8/26	100	103
Ford Motor Co.	6.625%	10/1/28	425	498
Ford Motor Co.	6.375%	2/1/29	100	114
Ford Motor Co.	7.450%	7/16/31	375	474
Ford Motor Co.	4.750%	1/15/43	100	96
Ford Motor Co.	7.400%	11/1/46	100	129
Ford Motor Co.	5.291%	12/8/46	300	306
Ford Motor Credit Co. LLC	2.551%	10/5/18	200	201
Ford Motor Credit Co. LLC	2.375%	3/12/19	550	552
Ford Motor Credit Co. LLC	1.897%	8/12/19	250	248
Ford Motor Credit Co. LLC	2.597%	11/4/19	550	553

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Ford Motor Credit Co. LLC	2.681%	1/9/20	200	201
Ford Motor Credit Co. LLC	8.125%	1/15/20	250	284
Ford Motor Credit Co. LLC	2.459%	3/27/20	200	200
Ford Motor Credit Co. LLC	3.157%	8/4/20	200	204
Ford Motor Credit Co. LLC	3.200%	1/15/21	250	254
Ford Motor Credit Co. LLC	5.750%	2/1/21	250	275
Ford Motor Credit Co. LLC	3.336%	3/18/21	200	204
Ford Motor Credit Co. LLC	5.875%	8/2/21	325	360
Ford Motor Credit Co. LLC	3.339%	3/28/22	150	152
Ford Motor Credit Co. LLC	4.250%	9/20/22	200	210
Ford Motor Credit Co. LLC	4.375%	8/6/23	225	235
Ford Motor Credit Co. LLC	3.810%	1/9/24	150	152
Ford Motor Credit Co. LLC	3.664%	9/8/24	200	199
Ford Motor Credit Co. LLC	4.134%	8/4/25	300	304
Ford Motor Credit Co. LLC	4.389%	1/8/26	200	206
General Motors Co.	3.500%	10/2/18	50	51
General Motors Co.	4.875%	10/2/23	250	268
General Motors Co.	4.000%	4/1/25	100	100
General Motors Co.	5.000%	4/1/35	165	165
General Motors Co.	6.600%	4/1/36	250	291
General Motors Co.	6.250%	10/2/43	210	233
General Motors Co.	5.200%	4/1/45	230	225
General Motors Co.	6.750%	4/1/46	130	154
General Motors Financial Co. Inc.	3.100%	1/15/19	275	279
General Motors Financial Co. Inc.	2.400%	5/9/19	100	100
General Motors Financial Co. Inc.	3.500%	7/10/19	230	235
General Motors Financial Co. Inc.	2.350%	10/4/19	200	200
General Motors Financial Co. Inc.	3.150%	1/15/20	65	66
General Motors Financial Co. Inc.	2.650%	4/13/20	300	301
General Motors Financial Co. Inc.	3.200%	7/13/20	700	713
General Motors Financial Co. Inc.	3.700%	11/24/20	275	284
General Motors Financial Co. Inc.	4.200%	3/1/21	175	183
General Motors Financial Co. Inc.	3.200%	7/6/21	225	227
General Motors Financial Co. Inc.	4.375%	9/25/21	100	105
General Motors Financial Co. Inc.	3.450%	1/14/22	125	127
General Motors Financial Co. Inc.	3.450%	4/10/22	355	360
General Motors Financial Co. Inc.	3.700%	5/9/23	200	203
General Motors Financial Co. Inc.	4.250%	5/15/23	225	235
General Motors Financial Co. Inc.	3.950%	4/13/24	400	405
General Motors Financial Co. Inc.	4.000%	1/15/25	175	175
General Motors Financial Co. Inc.	4.300%	7/13/25	300	306
General Motors Financial Co. Inc.	5.250%	3/1/26	150	162
General Motors Financial Co. Inc.	4.000%	10/6/26	100	99
General Motors Financial Co. Inc.	4.350%	1/17/27	200	202
Harley-Davidson Inc.	3.500%	7/28/25	100	102
Harley-Davidson Inc.	4.625%	7/28/45	25	26
Harman International Industries Inc.	4.150%	5/15/25	50	52
Home Depot Inc.	1.800%	6/5/20	150	150
Home Depot Inc.	3.950%	9/15/20	100	106
Home Depot Inc.	2.000%	4/1/21	75	75
Home Depot Inc.	4.400%	4/1/21	975	1,050
Home Depot Inc.	2.625%	6/1/22	215	218
Home Depot Inc.	3.750%	2/15/24	200	212
Home Depot Inc.	3.000%	4/1/26	125	125
Home Depot Inc.	2.125%	9/15/26	100	94
Home Depot Inc.	5.875%	12/16/36	825	1,073
Home Depot Inc.	5.400%	9/15/40	175	216
Home Depot Inc.	5.950%	4/1/41	175	231
Home Depot Inc.	4.200%	4/1/43	200	211
Home Depot Inc.	4.875%	2/15/44	300	347
Home Depot Inc.	4.250%	4/1/46	330	354
Home Depot Inc.	3.500%	9/15/56	225	204
Hyatt Hotels Corp.	5.375%	8/15/21	50	55
Hyatt Hotels Corp.	3.375%	7/15/23	25	25
Hyatt Hotels Corp.	4.850%	3/15/26	50	55
JD.com Inc.	3.125%	4/29/21	200	200
Kohl’s Corp.	4.000%	11/1/21	525	537
Kohl’s Corp.	4.250%	7/17/25	100	98
Kohl’s Corp.	5.550%	7/17/45	75	69
Lear Corp.	5.250%	1/15/25	200	212
Lowe’s Cos. Inc.	3.750%	4/15/21	200	211

Lowe’s Cos. Inc.	3.875%	9/15/23	275	295
Lowe’s Cos. Inc.	3.125%	9/15/24	100	102
Lowe’s Cos. Inc.	3.375%	9/15/25	200	206
Lowe’s Cos. Inc.	2.500%	4/15/26	250	240
Lowe’s Cos. Inc.	3.100%	5/3/27	250	249
Lowe’s Cos. Inc.	6.500%	3/15/29	67	87
Lowe’s Cos. Inc.	4.650%	4/15/42	100	110
Lowe’s Cos. Inc.	4.250%	9/15/44	100	104
Lowe’s Cos. Inc.	4.375%	9/15/45	150	159
Lowe’s Cos. Inc.	3.700%	4/15/46	250	241
Lowe’s Cos. Inc.	4.050%	5/3/47	300	306
Macy’s Retail Holdings Inc.	3.450%	1/15/21	100	100
Macy’s Retail Holdings Inc.	2.875%	2/15/23	145	133
Macy’s Retail Holdings Inc.	6.900%	4/1/29	225	239
Macy’s Retail Holdings Inc.	4.500%	12/15/34	100	83
Macy’s Retail Holdings Inc.	6.375%	3/15/37	125	127
Magna International Inc.	3.625%	6/15/24	120	123
Magna International Inc.	4.150%	10/1/25	100	106
Marriott International Inc.	3.000%	3/1/19	50	51
Marriott International Inc.	3.375%	10/15/20	225	232
Marriott International Inc.	2.875%	3/1/21	75	76
Marriott International Inc.	3.125%	10/15/21	50	51
Marriott International Inc.	2.300%	1/15/22	100	99
Marriott International Inc.	3.750%	3/15/25	175	180
Marriott International Inc.	3.750%	10/1/25	65	67
Marriott International Inc.	3.125%	6/15/26	183	180
Mastercard Inc.	2.000%	4/1/19	75	76
Mastercard Inc.	2.000%	11/21/21	100	99
Mastercard Inc.	3.375%	4/1/24	150	156
Mastercard Inc.	2.950%	11/21/26	100	100
Mastercard Inc.	3.800%	11/21/46	100	102
McDonald’s Corp.	5.000%	2/1/19	100	105
McDonald’s Corp.	1.875%	5/29/19	75	75
McDonald’s Corp.	2.750%	12/9/20	275	280
McDonald’s Corp.	3.625%	5/20/21	175	183
McDonald’s Corp.	2.625%	1/15/22	275	277
McDonald’s Corp.	3.375%	5/26/25	175	178
McDonald’s Corp.	3.700%	1/30/26	300	310
McDonald’s Corp.	3.500%	3/1/27	200	203
McDonald’s Corp.	4.700%	12/9/35	200	218
McDonald’s Corp.	6.300%	10/15/37	50	65
McDonald’s Corp.	6.300%	3/1/38	100	129
McDonald’s Corp.	5.700%	2/1/39	100	120
McDonald’s Corp.	3.700%	2/15/42	375	351
McDonald’s Corp.	3.625%	5/1/43	25	23
McDonald’s Corp.	4.600%	5/26/45	210	225
McDonald’s Corp.	4.875%	12/9/45	300	334
McDonald’s Corp.	4.450%	3/1/47	100	106
NIKE Inc.	2.375%	11/1/26	200	190
NIKE Inc.	3.625%	5/1/43	50	48
NIKE Inc.	3.875%	11/1/45	150	151
NIKE Inc.	3.375%	11/1/46	100	92
Nordstrom Inc.	4.000%	10/15/21	125	128
Nordstrom Inc.	4.000%	3/15/27	100	98
Nordstrom Inc.	5.000%	1/15/44	165	158
NVR Inc.	3.950%	9/15/22	100	104
O’Reilly Automotive Inc.	4.875%	1/14/21	25	27
O’Reilly Automotive Inc.	3.800%	9/1/22	100	105
O’Reilly Automotive Inc.	3.850%	6/15/23	75	78
O’Reilly Automotive Inc.	3.550%	3/15/26	100	101
PACCAR Financial Corp.	1.750%	8/14/18	50	50
PACCAR Financial Corp.	1.300%	5/10/19	150	149
PACCAR Financial Corp.	2.200%	9/15/19	50	50
PACCAR Financial Corp.	2.500%	8/14/20	75	76
PACCAR Financial Corp.	2.250%	2/25/21	75	75
Priceline Group Inc.	3.650%	3/15/25	100	102
Priceline Group Inc.	3.600%	6/1/26	300	303
QVC Inc.	3.125%	4/1/19	125	126
QVC Inc.	5.125%	7/2/22	25	26
QVC Inc.	4.850%	4/1/24	125	128
QVC Inc.	4.450%	2/15/25	100	99

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
QVC Inc.	5.950%	3/15/43	125	120
Ralph Lauren Corp.	2.125%	9/26/18	50	50
Ralph Lauren Corp.	2.625%	8/18/20	50	51
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	100	111
Signet UK Finance plc	4.700%	6/15/24	75	73
Staples Inc.	4.375%	1/12/23	100	101
Starbucks Corp.	2.100%	2/4/21	75	75
Starbucks Corp.	2.700%	6/15/22	75	76
Starbucks Corp.	3.850%	10/1/23	250	269
Starbucks Corp.	2.450%	6/15/26	100	96
Starbucks Corp.	4.300%	6/15/45	50	55
Target Corp.	2.300%	6/26/19	200	202
Target Corp.	2.900%	1/15/22	175	180
Target Corp.	3.500%	7/1/24	325	337
Target Corp.	2.500%	4/15/26	100	95
Target Corp.	6.350%	11/1/32	140	179
Target Corp.	6.500%	10/15/37	103	137
Target Corp.	7.000%	1/15/38	125	174
Target Corp.	4.000%	7/1/42	260	257
Target Corp.	3.625%	4/15/46	200	187
TJX Cos. Inc.	2.750%	6/15/21	125	127
TJX Cos. Inc.	2.500%	5/15/23	100	99
TJX Cos. Inc.	2.250%	9/15/26	200	186
Toyota Motor Credit Corp.	2.000%	10/24/18	25	25
Toyota Motor Credit Corp.	1.700%	1/9/19	100	100
Toyota Motor Credit Corp.	2.100%	1/17/19	200	201
Toyota Motor Credit Corp.	1.700%	2/19/19	300	300
Toyota Motor Credit Corp.	1.400%	5/20/19	300	298
Toyota Motor Credit Corp.	2.125%	7/18/19	500	504
Toyota Motor Credit Corp.	1.550%	10/18/19	200	199
Toyota Motor Credit Corp.	2.150%	3/12/20	300	302
Toyota Motor Credit Corp.	1.950%	4/17/20	100	100
Toyota Motor Credit Corp.	4.250%	1/11/21	125	133
Toyota Motor Credit Corp.	1.900%	4/8/21	200	198
Toyota Motor Credit Corp.	2.750%	5/17/21	200	203
Toyota Motor Credit Corp.	3.400%	9/15/21	175	182
Toyota Motor Credit Corp.	2.600%	1/11/22	200	201
Toyota Motor Credit Corp.	3.300%	1/12/22	175	181
Toyota Motor Credit Corp.	2.800%	7/13/22	100	102
Toyota Motor Credit Corp.	2.625%	1/10/23	100	100
Toyota Motor Credit Corp.	2.250%	10/18/23	200	195
Toyota Motor Credit Corp.	2.900%	4/17/24	100	100
Toyota Motor Credit Corp.	3.200%	1/11/27	200	202
VF Corp.	3.500%	9/1/21	200	209
VF Corp.	6.450%	11/1/37	50	66
Visa Inc.	2.200%	12/14/20	500	504
Visa Inc.	2.800%	12/14/22	550	560
Visa Inc.	3.150%	12/14/25	675	684
Visa Inc.	4.150%	12/14/35	275	298
Visa Inc.	4.300%	12/14/45	700	767
Wal-Mart Stores Inc.	1.950%	12/15/18	75	76
Wal-Mart Stores Inc.	3.625%	7/8/20	25	26
Wal-Mart Stores Inc.	3.250%	10/25/20	325	338
Wal-Mart Stores Inc.	4.250%	4/15/21	100	108
Wal-Mart Stores Inc.	2.550%	4/11/23	150	151
Wal-Mart Stores Inc.	3.300%	4/22/24	250	261
Wal-Mart Stores Inc.	5.875%	4/5/27	625	776
Wal-Mart Stores Inc.	7.550%	2/15/30	175	255
Wal-Mart Stores Inc.	5.250%	9/1/35	150	183
Wal-Mart Stores Inc.	6.200%	4/15/38	300	408
Wal-Mart Stores Inc.	5.000%	10/25/40	245	295
Wal-Mart Stores Inc.	5.625%	4/15/41	435	563
Wal-Mart Stores Inc.	4.000%	4/11/43	274	289
Wal-Mart Stores Inc.	4.750%	10/2/43	400	474
Wal-Mart Stores Inc.	4.300%	4/22/44	375	416
Walgreen Co.	3.100%	9/15/22	250	255
Walgreen Co.	4.400%	9/15/42	75	75
Walgreens Boots Alliance Inc.	2.700%	11/18/19	250	254
Walgreens Boots Alliance Inc.	3.300%	11/18/21	225	232
Walgreens Boots Alliance Inc.	3.800%	11/18/24	275	286
Walgreens Boots Alliance Inc.	3.450%	6/1/26	325	324

Walgreens Boots Alliance Inc.	4.500%	11/18/34	125	130
Walgreens Boots Alliance Inc.	4.800%	11/18/44	250	267
Walgreens Boots Alliance Inc.	4.650%	6/1/46	225	236
Western Union Co.	5.253%	4/1/20	133	141
Western Union Co.	3.600%	3/15/22	100	102
Western Union Co.	6.200%	11/17/36	75	79
Western Union Co.	6.200%	6/21/40	35	37
Wyndham Worldwide Corp.	4.250%	3/1/22	175	184
Wyndham Worldwide Corp.	3.900%	3/1/23	50	51
Wyndham Worldwide Corp.	4.500%	4/1/27	50	52

Consumer Noncyclical (4.2%)
Abbott Laboratories	5.125%	4/1/19	350	368
Abbott Laboratories	2.350%	11/22/19	300	302
Abbott Laboratories	2.000%	3/15/20	200	199
Abbott Laboratories	4.125%	5/27/20	25	26
Abbott Laboratories	2.800%	9/15/20	100	102
Abbott Laboratories	2.900%	11/30/21	425	430
Abbott Laboratories	2.550%	3/15/22	175	174
Abbott Laboratories	3.250%	4/15/23	175	178
Abbott Laboratories	3.400%	11/30/23	400	410
Abbott Laboratories	2.950%	3/15/25	175	171
Abbott Laboratories	3.875%	9/15/25	75	77
Abbott Laboratories	3.750%	11/30/26	500	510
Abbott Laboratories	4.750%	11/30/36	300	327
Abbott Laboratories	5.300%	5/27/40	125	142
Abbott Laboratories	4.750%	4/15/43	75	79
Abbott Laboratories	4.900%	11/30/46	850	934
AbbVie Inc.	2.000%	11/6/18	225	226
AbbVie Inc.	2.500%	5/14/20	450	455
AbbVie Inc.	2.300%	5/14/21	175	174
AbbVie Inc.	2.900%	11/6/22	800	807
AbbVie Inc.	3.200%	11/6/22	275	282
AbbVie Inc.	2.850%	5/14/23	200	199
AbbVie Inc.	3.600%	5/14/25	525	535
AbbVie Inc.	3.200%	5/14/26	350	347
AbbVie Inc.	4.500%	5/14/35	475	501
AbbVie Inc.	4.300%	5/14/36	175	181
AbbVie Inc.	4.400%	11/6/42	426	437
AbbVie Inc.	4.700%	5/14/45	452	481
AbbVie Inc.	4.450%	5/14/46	400	412
Actavis Inc.	3.250%	10/1/22	300	306
Agilent Technologies Inc.	5.000%	7/15/20	100	107
Agilent Technologies Inc.	3.200%	10/1/22	300	305
Agilent Technologies Inc.	3.875%	7/15/23	100	105
Agilent Technologies Inc.	3.050%	9/22/26	75	73
Allergan Funding SCS	3.000%	3/12/20	624	635
Allergan Funding SCS	3.450%	3/15/22	507	521
Allergan Funding SCS	3.850%	6/15/24	200	208
Allergan Funding SCS	3.800%	3/15/25	690	713
Allergan Funding SCS	4.550%	3/15/35	450	481
Allergan Funding SCS	4.850%	6/15/44	295	321
Allergan Funding SCS	4.750%	3/15/45	143	155
Allergan Inc.	2.800%	3/15/23	100	99
Altria Group Inc.	9.250%	8/6/19	185	212
Altria Group Inc.	2.625%	1/14/20	500	507
Altria Group Inc.	4.750%	5/5/21	125	136
Altria Group Inc.	2.850%	8/9/22	325	329
Altria Group Inc.	2.950%	5/2/23	350	354
Altria Group Inc.	2.625%	9/16/26	75	72
Altria Group Inc.	4.250%	8/9/42	315	325
Altria Group Inc.	4.500%	5/2/43	200	213
Altria Group Inc.	5.375%	1/31/44	350	419
Altria Group Inc.	3.875%	9/16/46	225	219
AmerisourceBergen Corp.	4.875%	11/15/19	25	27
AmerisourceBergen Corp.	3.500%	11/15/21	200	207
AmerisourceBergen Corp.	3.400%	5/15/24	75	77
AmerisourceBergen Corp.	3.250%	3/1/25	50	51
AmerisourceBergen Corp.	4.250%	3/1/45	50	51
Amgen Inc.	5.700%	2/1/19	75	80
Amgen Inc.	1.900%	5/10/19	175	175

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Amgen Inc.	2.125%	5/1/20	175	175
	Amgen Inc.	2.200%	5/11/20	175	176
	Amgen Inc.	3.450%	10/1/20	225	233
	Amgen Inc.	4.100%	6/15/21	150	159
	Amgen Inc.	1.850%	8/19/21	125	122
	Amgen Inc.	3.875%	11/15/21	350	369
	Amgen Inc.	2.700%	5/1/22	75	75
	Amgen Inc.	2.650%	5/11/22	75	75
	Amgen Inc.	3.625%	5/15/22	225	235
	Amgen Inc.	2.250%	8/19/23	150	146
	Amgen Inc.	3.625%	5/22/24	500	521
	Amgen Inc.	3.125%	5/1/25	325	326
	Amgen Inc.	2.600%	8/19/26	225	213
	Amgen Inc.	4.950%	10/1/41	250	274
	Amgen Inc.	4.400%	5/1/45	375	387
	Amgen Inc.	4.563%	6/15/48	591	617
	Amgen Inc.	4.663%	6/15/51	634	672
	Anheuser-Busch Cos. LLC	5.000%	3/1/19	100	105
	Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	750	751
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	425	428
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	1,300	1,317
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	250	248
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	1,030	1,060
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	250	262
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	2,075	2,138
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	1,070	1,173
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	298
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	200	218
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	1,910	2,165
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	700	762
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	175	194
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	500	542
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	150	162
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	75	80
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	525	524
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	234
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	525	593
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	325	315
[7]	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	401	428
	Archer-Daniels-Midland Co.	4.479%	3/1/21	163	176
	Archer-Daniels-Midland Co.	2.500%	8/11/26	200	191
	Archer-Daniels-Midland Co.	5.935%	10/1/32	80	98
	Archer-Daniels-Midland Co.	5.375%	9/15/35	95	112
	Archer-Daniels-Midland Co.	4.535%	3/26/42	50	55
	Archer-Daniels-Midland Co.	4.016%	4/16/43	25	26
	Ascension Health	3.945%	11/15/46	175	178
[4]	Ascension Health	4.847%	11/15/53	75	84
	AstraZeneca plc	1.750%	11/16/18	200	200
	AstraZeneca plc	1.950%	9/18/19	25	25
	AstraZeneca plc	2.375%	11/16/20	350	352
	AstraZeneca plc	2.375%	6/12/22	375	372
	AstraZeneca plc	3.375%	11/16/25	250	256
	AstraZeneca plc	3.125%	6/12/27	175	174
	AstraZeneca plc	6.450%	9/15/37	450	608
	AstraZeneca plc	4.375%	11/16/45	150	161
	Baxalta Inc.	2.875%	6/23/20	175	177
	Baxalta Inc.	3.600%	6/23/22	50	52
	Baxalta Inc.	4.000%	6/23/25	300	313
	Baxalta Inc.	5.250%	6/23/45	180	211
	Baxter International Inc.	1.700%	8/15/21	150	146
	Baxter International Inc.	3.500%	8/15/46	100	89
	Baylor Scott & White Holdings
	Texas Revenue	4.185%	11/15/45	100	103
	Beam Suntory Inc.	3.250%	5/15/22	50	51
	Becton Dickinson & Co.	2.133%	6/6/19	175	175
	Becton Dickinson & Co.	2.675%	12/15/19	175	177
	Becton Dickinson & Co.	2.404%	6/5/20	200	200
	Becton Dickinson & Co.	3.250%	11/12/20	150	153
	Becton Dickinson & Co.	3.125%	11/8/21	65	66
	Becton Dickinson & Co.	2.894%	6/6/22	300	299
	Becton Dickinson & Co.	3.300%	3/1/23	50	50

	Becton Dickinson & Co.	3.363%	6/6/24	275	274
	Becton Dickinson & Co.	3.734%	12/15/24	272	277
	Becton Dickinson & Co.	3.700%	6/6/27	500	498
	Becton Dickinson & Co.	4.875%	5/15/44	50	52
	Becton Dickinson & Co.	4.685%	12/15/44	200	208
	Becton Dickinson & Co.	4.669%	6/6/47	200	206
	Biogen Inc.	2.900%	9/15/20	325	332
	Biogen Inc.	3.625%	9/15/22	275	288
	Biogen Inc.	4.050%	9/15/25	300	317
	Biogen Inc.	5.200%	9/15/45	340	390
	Boston Children’s Hospital Corp.
	Revenue	4.115%	1/1/47	150	159
	Boston Scientific Corp.	2.650%	10/1/18	285	287
	Boston Scientific Corp.	6.000%	1/15/20	150	163
	Boston Scientific Corp.	2.850%	5/15/20	100	101
	Boston Scientific Corp.	3.375%	5/15/22	50	51
	Boston Scientific Corp.	3.850%	5/15/25	150	155
	Boston Scientific Corp.	7.000%	11/15/35	50	64
	Boston Scientific Corp.	7.375%	1/15/40	50	67
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	271
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	245
	Bristol-Myers Squibb Co.	3.250%	8/1/42	200	182
	Brown-Forman Corp.	4.500%	7/15/45	100	109
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	275	307
	Campbell Soup Co.	3.300%	3/19/25	125	126
	Campbell Soup Co.	3.800%	8/2/42	75	72
	Cardinal Health Inc.	1.948%	6/14/19	150	150
	Cardinal Health Inc.	2.616%	6/15/22	150	150
	Cardinal Health Inc.	3.200%	3/15/23	150	153
	Cardinal Health Inc.	3.079%	6/15/24	100	100
	Cardinal Health Inc.	3.750%	9/15/25	100	103
	Cardinal Health Inc.	3.410%	6/15/27	240	241
	Cardinal Health Inc.	4.500%	11/15/44	100	103
	Cardinal Health Inc.	4.900%	9/15/45	100	110
	Cardinal Health Inc.	4.368%	6/15/47	150	155
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	75	73
[4]	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	200	184
	Celgene Corp.	2.125%	8/15/18	125	126
	Celgene Corp.	2.300%	8/15/18	100	101
	Celgene Corp.	2.250%	5/15/19	125	126
	Celgene Corp.	2.875%	8/15/20	250	256
	Celgene Corp.	3.950%	10/15/20	125	132
	Celgene Corp.	3.250%	8/15/22	175	180
	Celgene Corp.	3.550%	8/15/22	50	52
	Celgene Corp.	4.000%	8/15/23	125	132
	Celgene Corp.	3.625%	5/15/24	175	181
	Celgene Corp.	3.875%	8/15/25	425	444
	Celgene Corp.	5.700%	10/15/40	50	58
	Celgene Corp.	5.250%	8/15/43	175	198
	Celgene Corp.	4.625%	5/15/44	175	184
	Celgene Corp.	5.000%	8/15/45	250	282
	Children’s Hospital Medical Center
	Ohio GO	4.268%	5/15/44	50	54
	Church & Dwight Co. Inc.	2.450%	12/15/19	75	75
	City of Hope	5.623%	11/15/43	75	92
	Cleveland Clinic Foundation Ohio
	Revenue	4.858%	1/1/14	100	102
	Clorox Co.	3.800%	11/15/21	50	53
	Clorox Co.	3.500%	12/15/24	250	258
	Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	125	128
	Coca-Cola Co.	1.375%	5/30/19	100	100
	Coca-Cola Co.	1.875%	10/27/20	400	399
	Coca-Cola Co.	2.450%	11/1/20	250	254
	Coca-Cola Co.	3.150%	11/15/20	125	130
	Coca-Cola Co.	1.550%	9/1/21	175	171
	Coca-Cola Co.	3.300%	9/1/21	250	261
	Coca-Cola Co.	2.200%	5/25/22	100	100
	Coca-Cola Co.	3.200%	11/1/23	225	233
	Coca-Cola Co.	2.875%	10/27/25	300	302
	Coca-Cola Co.	2.550%	6/1/26	100	97
	Coca-Cola Co.	2.250%	9/1/26	200	189

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Coca-Cola Co.	2.900%	5/25/27	100	99
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	300	312
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	150	150
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	106
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	250	262
	Colgate-Palmolive Co.	1.750%	3/15/19	75	75
	Colgate-Palmolive Co.	2.450%	11/15/21	175	177
	Colgate-Palmolive Co.	2.100%	5/1/23	280	275
	Colgate-Palmolive Co.	3.250%	3/15/24	100	104
	Colgate-Palmolive Co.	4.000%	8/15/45	150	156
	Conagra Brands Inc.	3.250%	9/15/22	75	76
	Conagra Brands Inc.	3.200%	1/25/23	151	152
	Conagra Brands Inc.	8.250%	9/15/30	50	68
	Constellation Brands Inc.	3.875%	11/15/19	75	78
	Constellation Brands Inc.	3.750%	5/1/21	100	104
	Constellation Brands Inc.	6.000%	5/1/22	100	114
	Constellation Brands Inc.	2.700%	5/9/22	50	50
	Constellation Brands Inc.	4.250%	5/1/23	200	214
	Constellation Brands Inc.	4.750%	11/15/24	175	191
	Constellation Brands Inc.	3.700%	12/6/26	100	102
	Constellation Brands Inc.	3.500%	5/9/27	150	151
	Constellation Brands Inc.	4.500%	5/9/47	75	78
	Covidien International Finance SA	4.200%	6/15/20	100	106
	Covidien International Finance SA	3.200%	6/15/22	200	207
	CR Bard Inc.	4.400%	1/15/21	75	79
	Danaher Corp.	1.650%	9/15/18	100	100
	Danaher Corp.	2.400%	9/15/20	100	101
	Danaher Corp.	3.350%	9/15/25	100	104
	Danaher Corp.	4.375%	9/15/45	100	109
	Delhaize America LLC	9.000%	4/15/31	100	146
	Diageo Capital plc	4.828%	7/15/20	125	135
	Diageo Capital plc	2.625%	4/29/23	500	502
	Diageo Capital plc	5.875%	9/30/36	50	64
	Diageo Investment Corp.	2.875%	5/11/22	200	204
	Diageo Investment Corp.	4.250%	5/11/42	150	159
	Dignity Health California GO	3.125%	11/1/22	50	50
	Dignity Health California GO	3.812%	11/1/24	100	102
	Dignity Health California GO	4.500%	11/1/42	100	95
	Dr Pepper Snapple Group Inc.	2.000%	1/15/20	75	75
	Dr Pepper Snapple Group Inc.	2.700%	11/15/22	50	50
	Dr Pepper Snapple Group Inc.	3.130%	12/15/23	100	101
	Dr Pepper Snapple Group Inc.	3.400%	11/15/25	100	101
	Dr Pepper Snapple Group Inc.	2.550%	9/15/26	75	71
	Dr Pepper Snapple Group Inc.	3.430%	6/15/27	75	75
[7]	Dr Pepper Snapple Group Inc.	3.430%	6/15/27	25	25
	Dr Pepper Snapple Group Inc.	7.450%	5/1/38	16	22
	Dr Pepper Snapple Group Inc.	4.420%	12/15/46	50	52
	Duke University Health System Inc.	3.920%	6/1/47	100	101
	Edwards Lifesciences Corp.	2.875%	10/15/18	100	101
	Eli Lilly & Co.	1.950%	3/15/19	125	126
	Eli Lilly & Co.	2.350%	5/15/22	50	50
	Eli Lilly & Co.	2.750%	6/1/25	150	150
	Eli Lilly & Co.	3.100%	5/15/27	125	126
	Eli Lilly & Co.	5.550%	3/15/37	100	124
	Eli Lilly & Co.	3.700%	3/1/45	160	158
	Eli Lilly & Co.	3.950%	5/15/47	125	130
	Estee Lauder Cos. Inc.	1.800%	2/7/20	100	100
	Estee Lauder Cos. Inc.	1.700%	5/10/21	225	221
	Estee Lauder Cos. Inc.	3.150%	3/15/27	125	126
	Estee Lauder Cos. Inc.	6.000%	5/15/37	75	94
	Estee Lauder Cos. Inc.	4.375%	6/15/45	100	107
	Estee Lauder Cos. Inc.	4.150%	3/15/47	100	105
	Express Scripts Holding Co.	4.750%	11/15/21	425	460
	Express Scripts Holding Co.	3.900%	2/15/22	200	209
	Express Scripts Holding Co.	3.000%	7/15/23	500	498
	Express Scripts Holding Co.	4.500%	2/25/26	265	280
	Express Scripts Holding Co.	3.400%	3/1/27	300	292
	Express Scripts Holding Co.	6.125%	11/15/41	42	50
	Express Scripts Holding Co.	4.800%	7/15/46	325	333
	Flowers Foods Inc.	4.375%	4/1/22	100	107
	Flowers Foods Inc.	3.500%	10/1/26	50	49

Fomento Economico Mexicano
SAB de CV	4.375%	5/10/43	100	102
General Mills Inc.	5.650%	2/15/19	275	291
General Mills Inc.	2.200%	10/21/19	200	201
General Mills Inc.	3.150%	12/15/21	25	26
General Mills Inc.	3.200%	2/10/27	150	149
General Mills Inc.	5.400%	6/15/40	100	117
Gilead Sciences Inc.	1.850%	9/4/18	125	125
Gilead Sciences Inc.	2.050%	4/1/19	400	402
Gilead Sciences Inc.	2.350%	2/1/20	105	106
Gilead Sciences Inc.	2.550%	9/1/20	325	329
Gilead Sciences Inc.	4.500%	4/1/21	150	161
Gilead Sciences Inc.	4.400%	12/1/21	725	782
Gilead Sciences Inc.	3.250%	9/1/22	175	181
Gilead Sciences Inc.	2.500%	9/1/23	125	123
Gilead Sciences Inc.	3.700%	4/1/24	350	365
Gilead Sciences Inc.	3.500%	2/1/25	310	318
Gilead Sciences Inc.	3.650%	3/1/26	575	591
Gilead Sciences Inc.	4.600%	9/1/35	150	161
Gilead Sciences Inc.	5.650%	12/1/41	175	211
Gilead Sciences Inc.	4.800%	4/1/44	300	331
Gilead Sciences Inc.	4.500%	2/1/45	275	291
Gilead Sciences Inc.	4.750%	3/1/46	255	279
Gilead Sciences Inc.	4.150%	3/1/47	575	579
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	50	51
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	747
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	107
GlaxoSmithKline Capital plc	2.850%	5/8/22	100	102
Hackensack Meridian Health	4.500%	7/1/57	50	53
Hasbro Inc.	6.350%	3/15/40	125	153
Hasbro Inc.	5.100%	5/15/44	50	53
Hershey Co.	1.600%	8/21/18	75	75
Hershey Co.	4.125%	12/1/20	75	80
Hershey Co.	2.625%	5/1/23	100	100
Hershey Co.	3.200%	8/21/25	65	66
Hershey Co.	2.300%	8/15/26	100	94
Hillshire Brands Co.	4.100%	9/15/20	50	52
Howard Hughes Medical Institute
Revenue	3.500%	9/1/23	200	211
Ingredion Inc.	4.625%	11/1/20	25	27
Ingredion Inc.	3.200%	10/1/26	100	98
JM Smucker Co.	2.500%	3/15/20	75	76
JM Smucker Co.	3.500%	10/15/21	175	182
JM Smucker Co.	3.000%	3/15/22	100	102
JM Smucker Co.	3.500%	3/15/25	175	179
JM Smucker Co.	4.250%	3/15/35	100	104
JM Smucker Co.	4.375%	3/15/45	100	105
Johns Hopkins Health System Corp.	3.837%	5/15/46	100	100
Johnson & Johnson	5.150%	7/15/18	150	156
Johnson & Johnson	1.125%	3/1/19	150	149
Johnson & Johnson	2.950%	9/1/20	100	103
Johnson & Johnson	1.650%	3/1/21	200	198
Johnson & Johnson	2.250%	3/3/22	425	427
Johnson & Johnson	2.050%	3/1/23	125	124
Johnson & Johnson	3.375%	12/5/23	200	212
Johnson & Johnson	2.450%	3/1/26	350	341
Johnson & Johnson	2.950%	3/3/27	175	177
Johnson & Johnson	6.950%	9/1/29	25	34
Johnson & Johnson	4.950%	5/15/33	150	180
Johnson & Johnson	4.375%	12/5/33	100	115
Johnson & Johnson	3.550%	3/1/36	175	181
Johnson & Johnson	3.625%	3/3/37	150	157
Johnson & Johnson	5.950%	8/15/37	375	505
Johnson & Johnson	4.500%	9/1/40	150	171
Johnson & Johnson	3.700%	3/1/46	350	358
Johnson & Johnson	3.750%	3/3/47	175	183
Kaiser Foundation Hospitals	3.500%	4/1/22	50	52
Kaiser Foundation Hospitals	3.150%	5/1/27	100	100
Kaiser Foundation Hospitals	4.875%	4/1/42	100	114
Kaiser Foundation Hospitals	4.150%	5/1/47	150	155
Kellogg Co.	4.150%	11/15/19	125	131

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Kellogg Co.	4.000%	12/15/20	172	181
	Kellogg Co.	2.650%	12/1/23	150	147
	Kellogg Co.	3.250%	4/1/26	125	124
	Kellogg Co.	7.450%	4/1/31	25	34
	Kellogg Co.	4.500%	4/1/46	250	258
	Kimberly-Clark Corp.	6.250%	7/15/18	50	52
	Kimberly-Clark Corp.	1.400%	2/15/19	125	125
	Kimberly-Clark Corp.	3.625%	8/1/20	140	146
	Kimberly-Clark Corp.	3.050%	8/15/25	50	51
	Kimberly-Clark Corp.	2.750%	2/15/26	100	100
	Kimberly-Clark Corp.	6.625%	8/1/37	250	350
	Kimberly-Clark Corp.	3.200%	7/30/46	100	91
	Koninklijke Ahold Delhaize NV	5.700%	10/1/40	100	117
	Koninklijke Philips NV	3.750%	3/15/22	200	210
	Koninklijke Philips NV	5.000%	3/15/42	50	55
	Kraft Foods Group Inc.	6.125%	8/23/18	175	183
	Kraft Foods Group Inc.	5.375%	2/10/20	138	149
	Kraft Foods Group Inc.	6.875%	1/26/39	325	416
	Kraft Foods Group Inc.	5.000%	6/4/42	435	460
	Kraft Heinz Foods Co.	2.000%	7/2/18	350	351
	Kraft Heinz Foods Co.	2.800%	7/2/20	280	284
	Kraft Heinz Foods Co.	3.500%	7/15/22	175	180
	Kraft Heinz Foods Co.	3.950%	7/15/25	360	370
	Kraft Heinz Foods Co.	3.000%	6/1/26	325	310
	Kraft Heinz Foods Co.	5.000%	7/15/35	170	183
	Kraft Heinz Foods Co.	5.200%	7/15/45	295	320
	Kraft Heinz Foods Co.	4.375%	6/1/46	525	511
	Kroger Co.	4.450%	2/1/47	125	120
	Laboratory Corp. of America Holdings	2.500%	11/1/18	50	50
	Laboratory Corp. of America Holdings	2.625%	2/1/20	50	50
	Laboratory Corp. of America Holdings	3.200%	2/1/22	100	102
	Laboratory Corp. of America Holdings	3.750%	8/23/22	25	26
	Laboratory Corp. of America Holdings	3.600%	2/1/25	175	177
	Laboratory Corp. of America Holdings	4.700%	2/1/45	145	151
	Life Technologies Corp.	6.000%	3/1/20	125	136
	Life Technologies Corp.	5.000%	1/15/21	100	107
	Mattel Inc.	2.350%	5/6/19	200	200
	Mattel Inc.	2.350%	8/15/21	175	171
	Mattel Inc.	3.150%	3/15/23	25	25
[4]	Mayo Clinic	3.774%	11/15/43	75	75
[4]	Mayo Clinic	4.128%	11/15/52	50	53
	McCormick & Co. Inc.	3.900%	7/15/21	50	53
	McKesson Corp.	7.500%	2/15/19	250	271
	McKesson Corp.	2.284%	3/15/19	150	151
	McKesson Corp.	4.750%	3/1/21	25	27
	McKesson Corp.	3.796%	3/15/24	200	209
	McKesson Corp.	6.000%	3/1/41	200	244
	Mead Johnson Nutrition Co.	4.900%	11/1/19	100	106
	Mead Johnson Nutrition Co.	3.000%	11/15/20	150	154
	Mead Johnson Nutrition Co.	4.125%	11/15/25	125	134
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	125
	Mead Johnson Nutrition Co.	4.600%	6/1/44	75	83
	Medtronic Global Holdings SCA	3.350%	4/1/27	150	153
	Medtronic Inc.	5.600%	3/15/19	25	27
	Medtronic Inc.	2.500%	3/15/20	450	457
	Medtronic Inc.	3.125%	3/15/22	760	783
	Medtronic Inc.	3.150%	3/15/22	650	673
	Medtronic Inc.	3.625%	3/15/24	50	53
	Medtronic Inc.	3.500%	3/15/25	850	882
	Medtronic Inc.	4.375%	3/15/35	468	512
	Medtronic Inc.	6.500%	3/15/39	25	33
	Medtronic Inc.	5.550%	3/15/40	150	182
	Medtronic Inc.	4.500%	3/15/42	171	187
	Medtronic Inc.	4.625%	3/15/44	55	61
	Medtronic Inc.	4.625%	3/15/45	775	871
	Memorial Sloan-Kettering Cancer
	Center New York GO	5.000%	7/1/42	50	58
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	150	153
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.200%	7/1/55	25	26

	Merck & Co. Inc.	1.850%	2/10/20	200	200
	Merck & Co. Inc.	3.875%	1/15/21	250	265
	Merck & Co. Inc.	2.350%	2/10/22	225	226
	Merck & Co. Inc.	2.400%	9/15/22	250	252
	Merck & Co. Inc.	2.750%	2/10/25	450	448
	Merck & Co. Inc.	6.500%	12/1/33	75	101
	Merck & Co. Inc.	6.550%	9/15/37	125	173
	Merck & Co. Inc.	3.600%	9/15/42	75	73
	Merck & Co. Inc.	4.150%	5/18/43	200	213
	Merck & Co. Inc.	3.700%	2/10/45	475	471
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	100	106
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	150	190
[7]	Molson Coors Brewing Co.	1.900%	3/15/19	100	100
	Molson Coors Brewing Co.	1.450%	7/15/19	100	99
[7]	Molson Coors Brewing Co.	2.250%	3/15/20	100	100
	Molson Coors Brewing Co.	2.100%	7/15/21	100	98
	Molson Coors Brewing Co.	3.500%	5/1/22	25	26
	Molson Coors Brewing Co.	3.000%	7/15/26	350	338
	Molson Coors Brewing Co.	5.000%	5/1/42	100	111
	Molson Coors Brewing Co.	4.200%	7/15/46	425	420
	Mondelez International Inc.	6.500%	2/9/40	100	128
	Mylan Inc.	2.550%	3/28/19	275	277
	Mylan Inc.	4.200%	11/29/23	150	157
	Mylan Inc.	5.400%	11/29/43	75	82
	Mylan NV	2.500%	6/7/19	75	75
	Mylan NV	3.150%	6/15/21	400	406
	Mylan NV	3.950%	6/15/26	400	405
	Mylan NV	5.250%	6/15/46	175	192
	New York & Presbyterian Hospital	4.024%	8/1/45	130	133
	New York & Presbyterian Hospital	4.063%	8/1/56	75	75
	Newell Brands Inc.	2.150%	10/15/18	50	50
	Newell Brands Inc.	2.875%	12/1/19	50	51
	Newell Brands Inc.	3.150%	4/1/21	175	179
	Newell Brands Inc.	3.850%	4/1/23	310	325
	Newell Brands Inc.	4.000%	12/1/24	100	105
	Newell Brands Inc.	3.900%	11/1/25	50	52
	Newell Brands Inc.	4.200%	4/1/26	475	504
	Newell Brands Inc.	5.375%	4/1/36	100	116
	Newell Brands Inc.	5.500%	4/1/46	475	573
	Northwell Healthcare Inc.	3.979%	11/1/46	150	140
	Novartis Capital Corp.	1.800%	2/14/20	350	350
	Novartis Capital Corp.	4.400%	4/24/20	150	160
	Novartis Capital Corp.	2.400%	5/17/22	400	403
	Novartis Capital Corp.	2.400%	9/21/22	75	75
	Novartis Capital Corp.	3.400%	5/6/24	400	417
	Novartis Capital Corp.	3.000%	11/20/25	300	303
	Novartis Capital Corp.	3.100%	5/17/27	175	177
	Novartis Capital Corp.	3.700%	9/21/42	75	75
	Novartis Capital Corp.	4.400%	5/6/44	300	332
	Novartis Capital Corp.	4.000%	11/20/45	250	261
	Novartis Securities Investment Ltd.	5.125%	2/10/19	450	474
	NYU Hospitals Center	4.784%	7/1/44	100	110
[4]	NYU Hospitals Center	4.368%	7/1/47	100	104
	Partners Healthcare System Inc.	4.117%	7/1/55	50	50
	PepsiCo Inc.	1.550%	5/2/19	300	300
	PepsiCo Inc.	1.350%	10/4/19	175	173
	PepsiCo Inc.	4.500%	1/15/20	25	27
	PepsiCo Inc.	1.850%	4/30/20	675	675
	PepsiCo Inc.	2.150%	10/14/20	200	202
	PepsiCo Inc.	3.000%	8/25/21	150	155
	PepsiCo Inc.	1.700%	10/6/21	175	171
	PepsiCo Inc.	2.750%	3/5/22	375	383
	PepsiCo Inc.	2.250%	5/2/22	150	150
	PepsiCo Inc.	2.750%	4/30/25	200	199
	PepsiCo Inc.	3.500%	7/17/25	125	131
	PepsiCo Inc.	2.375%	10/6/26	225	214
	PepsiCo Inc.	5.500%	1/15/40	250	310
	PepsiCo Inc.	4.875%	11/1/40	250	289
	PepsiCo Inc.	4.000%	3/5/42	175	179
	PepsiCo Inc.	4.250%	10/22/44	200	212
	PepsiCo Inc.	4.450%	4/14/46	125	136

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	PepsiCo Inc.	3.450%	10/6/46	225	212
	PepsiCo Inc.	4.000%	5/2/47	175	178
	PerkinElmer Inc.	5.000%	11/15/21	150	163
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	200	203
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	225	232
	Pfizer Inc.	2.100%	5/15/19	450	454
	Pfizer Inc.	1.450%	6/3/19	225	224
	Pfizer Inc.	1.700%	12/15/19	100	100
	Pfizer Inc.	1.950%	6/3/21	225	224
	Pfizer Inc.	2.200%	12/15/21	100	100
	Pfizer Inc.	3.400%	5/15/24	100	105
	Pfizer Inc.	2.750%	6/3/26	240	236
	Pfizer Inc.	3.000%	12/15/26	300	300
	Pfizer Inc.	4.000%	12/15/36	350	371
	Pfizer Inc.	7.200%	3/15/39	275	412
	Pfizer Inc.	4.300%	6/15/43	125	134
	Pfizer Inc.	4.400%	5/15/44	200	219
	Pfizer Inc.	4.125%	12/15/46	275	290
	Pharmacia LLC	6.600%	12/1/28	75	98
	Philip Morris International Inc.	1.875%	1/15/19	125	125
	Philip Morris International Inc.	1.375%	2/25/19	100	99
	Philip Morris International Inc.	2.000%	2/21/20	175	175
	Philip Morris International Inc.	1.875%	2/25/21	125	124
	Philip Morris International Inc.	2.625%	3/6/23	100	100
	Philip Morris International Inc.	2.125%	5/10/23	95	92
	Philip Morris International Inc.	3.250%	11/10/24	225	229
	Philip Morris International Inc.	3.375%	8/11/25	400	410
	Philip Morris International Inc.	2.750%	2/25/26	125	122
	Philip Morris International Inc.	6.375%	5/16/38	200	263
	Philip Morris International Inc.	4.375%	11/15/41	425	445
	Philip Morris International Inc.	4.500%	3/20/42	100	106
	Philip Morris International Inc.	3.875%	8/21/42	25	24
	Philip Morris International Inc.	4.125%	3/4/43	125	126
	Philip Morris International Inc.	4.250%	11/10/44	200	206
[4]	Procter & Gamble - Esop	9.360%	1/1/21	198	227
	Procter & Gamble Co.	1.850%	2/2/21	100	100
	Procter & Gamble Co.	1.700%	11/3/21	125	123
	Procter & Gamble Co.	2.300%	2/6/22	425	429
	Procter & Gamble Co.	3.100%	8/15/23	150	156
	Procter & Gamble Co.	2.700%	2/2/26	100	100
	Procter & Gamble Co.	2.450%	11/3/26	100	98
	Procter & Gamble Co.	5.550%	3/5/37	30	40
	Providence St. Joseph Health
	Obligated Group	2.746%	10/1/26	50	48
	Quest Diagnostics Inc.	2.700%	4/1/19	75	76
	Quest Diagnostics Inc.	2.500%	3/30/20	70	70
	Quest Diagnostics Inc.	4.250%	4/1/24	100	106
	Quest Diagnostics Inc.	3.500%	3/30/25	125	126
	Quest Diagnostics Inc.	3.450%	6/1/26	125	125
	Quest Diagnostics Inc.	5.750%	1/30/40	13	15
	Reynolds American Inc.	8.125%	6/23/19	175	195
	Reynolds American Inc.	3.250%	6/12/20	370	381
	Reynolds American Inc.	4.000%	6/12/22	175	186
	Reynolds American Inc.	4.850%	9/15/23	25	28
	Reynolds American Inc.	4.450%	6/12/25	475	509
	Reynolds American Inc.	5.700%	8/15/35	175	207
	Reynolds American Inc.	7.250%	6/15/37	125	170
	Reynolds American Inc.	5.850%	8/15/45	375	460
	RWJ Barnabas Health Inc.	3.949%	7/1/46	100	99
	Sanofi	4.000%	3/29/21	350	372
	Shire Acquisitions Investments
	Ireland DAC	1.900%	9/23/19	575	572
	Shire Acquisitions Investments
	Ireland DAC	2.400%	9/23/21	1,000	985
	Shire Acquisitions Investments
	Ireland DAC	2.875%	9/23/23	650	642
	SSM Health Care Corp.	3.823%	6/1/27	100	102
	Stryker Corp.	2.000%	3/8/19	125	125
	Stryker Corp.	4.375%	1/15/20	50	53
	Stryker Corp.	2.625%	3/15/21	125	126
	Stryker Corp.	3.375%	5/15/24	200	205

	Stryker Corp.	3.375%	11/1/25	140	142
	Stryker Corp.	3.500%	3/15/26	183	187
	Stryker Corp.	4.375%	5/15/44	50	52
	Stryker Corp.	4.625%	3/15/46	250	272
	Sysco Corp.	1.900%	4/1/19	100	100
	Sysco Corp.	2.600%	10/1/20	50	51
	Sysco Corp.	2.500%	7/15/21	75	75
	Sysco Corp.	2.600%	6/12/22	125	125
	Sysco Corp.	3.750%	10/1/25	75	78
	Sysco Corp.	3.300%	7/15/26	200	198
	Sysco Corp.	3.250%	7/15/27	175	172
	Sysco Corp.	5.375%	9/21/35	100	116
	Sysco Corp.	4.850%	10/1/45	50	55
	Sysco Corp.	4.500%	4/1/46	100	105
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	300	310
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	422	420
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	129	133
	Teva Pharmaceutical Finance
	Netherlands III BV	1.400%	7/20/18	300	299
	Teva Pharmaceutical Finance
	Netherlands III BV	1.700%	7/19/19	250	248
	Teva Pharmaceutical Finance
	Netherlands III BV	2.200%	7/21/21	525	515
	Teva Pharmaceutical Finance
	Netherlands III BV	2.800%	7/21/23	500	486
	Teva Pharmaceutical Finance
	Netherlands III BV	3.150%	10/1/26	600	569
	Teva Pharmaceutical Finance
	Netherlands III BV	4.100%	10/1/46	450	413
[4]	Texas Health Resources	4.330%	11/15/55	25	26
	The Kroger Co.	2.000%	1/15/19	50	50
	The Kroger Co.	1.500%	9/30/19	100	99
	The Kroger Co.	6.150%	1/15/20	125	137
	The Kroger Co.	3.300%	1/15/21	250	256
	The Kroger Co.	2.600%	2/1/21	50	50
	The Kroger Co.	2.950%	11/1/21	150	151
	The Kroger Co.	3.400%	4/15/22	250	255
	The Kroger Co.	4.000%	2/1/24	175	181
	The Kroger Co.	3.500%	2/1/26	100	99
	The Kroger Co.	2.650%	10/15/26	125	115
	The Kroger Co.	7.700%	6/1/29	50	66
	The Kroger Co.	8.000%	9/15/29	125	169
	The Kroger Co.	7.500%	4/1/31	100	133
	The Kroger Co.	5.400%	7/15/40	50	54
	The Kroger Co.	5.150%	8/1/43	100	104
	The Kroger Co.	3.875%	10/15/46	50	44
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	250	339
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	200	213
	Thermo Fisher Scientific Inc.	3.600%	8/15/21	200	208
	Thermo Fisher Scientific Inc.	3.300%	2/15/22	200	206
	Thermo Fisher Scientific Inc.	3.150%	1/15/23	100	102
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	125	126
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	500	514
	Thermo Fisher Scientific Inc.	2.950%	9/19/26	200	196
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	300	351
	Trinity Health Corp.	4.125%	12/1/45	60	60
	Tupperware Brands Corp.	4.750%	6/1/21	100	107
	Tyson Foods Inc.	2.650%	8/15/19	175	177
	Tyson Foods Inc.	4.500%	6/15/22	275	297
	Tyson Foods Inc.	3.950%	8/15/24	100	105
	Tyson Foods Inc.	3.550%	6/2/27	275	278
	Tyson Foods Inc.	4.875%	8/15/34	175	192
	Tyson Foods Inc.	5.150%	8/15/44	100	113
	Tyson Foods Inc.	4.550%	6/2/47	125	132
	Unilever Capital Corp.	2.200%	3/6/19	200	202
	Unilever Capital Corp.	2.100%	7/30/20	250	251
	Unilever Capital Corp.	4.250%	2/10/21	200	214
	Unilever Capital Corp.	1.375%	7/28/21	100	96
	Unilever Capital Corp.	2.600%	5/5/24	200	197
	Unilever Capital Corp.	3.100%	7/30/25	225	227
	Unilever Capital Corp.	2.000%	7/28/26	125	115

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Unilever Capital Corp.	5.900%	11/15/32	50	65
Whirlpool Corp.	4.850%	6/15/21	50	54
Whirlpool Corp.	4.700%	6/1/22	100	109
Whirlpool Corp.	3.700%	5/1/25	75	77
Whirlpool Corp.	4.500%	6/1/46	150	157
Whole Foods Market Inc.	5.200%	12/3/25	225	258
Wyeth LLC	7.250%	3/1/23	250	310
Wyeth LLC	6.450%	2/1/24	100	122
Wyeth LLC	6.500%	2/1/34	150	199
Wyeth LLC	6.000%	2/15/36	85	109
Wyeth LLC	5.950%	4/1/37	360	465
Zeneca Wilmington Inc.	7.000%	11/15/23	25	31
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	50	53
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	275	277
Zimmer Biomet Holdings Inc.	3.375%	11/30/21	100	102
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	175	176
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	250	252
Zoetis Inc.	3.450%	11/13/20	75	78
Zoetis Inc.	3.250%	2/1/23	300	307
Zoetis Inc.	4.500%	11/13/25	100	109
Zoetis Inc.	4.700%	2/1/43	200	217

Energy (2.6%)
Anadarko Petroleum Corp.	5.550%	3/15/26	200	223
Anadarko Petroleum Corp.	6.450%	9/15/36	200	236
Anadarko Petroleum Corp.	7.950%	6/15/39	25	33
Anadarko Petroleum Corp.	6.200%	3/15/40	275	315
Anadarko Petroleum Corp.	4.500%	7/15/44	700	662
Anadarko Petroleum Corp.	6.600%	3/15/46	200	246
Apache Corp.	6.900%	9/15/18	300	317
Apache Corp.	3.625%	2/1/21	75	77
Apache Corp.	6.000%	1/15/37	350	405
Apache Corp.	5.100%	9/1/40	350	367
Apache Corp.	4.750%	4/15/43	200	201
Baker Hughes Inc.	3.200%	8/15/21	300	308
Baker Hughes Inc.	5.125%	9/15/40	175	200
Boardwalk Pipelines LP	3.375%	2/1/23	100	99
Boardwalk Pipelines LP	4.950%	12/15/24	150	158
Boardwalk Pipelines LP	5.950%	6/1/26	200	223
Boardwalk Pipelines LP	4.450%	7/15/27	100	102
BP Capital Markets plc	4.750%	3/10/19	175	183
BP Capital Markets plc	1.676%	5/3/19	200	199
BP Capital Markets plc	2.237%	5/10/19	425	428
BP Capital Markets plc	2.521%	1/15/20	300	304
BP Capital Markets plc	2.315%	2/13/20	500	504
BP Capital Markets plc	4.500%	10/1/20	300	322
BP Capital Markets plc	4.742%	3/11/21	250	271
BP Capital Markets plc	3.062%	3/17/22	25	26
BP Capital Markets plc	3.245%	5/6/22	250	257
BP Capital Markets plc	2.500%	11/6/22	75	74
BP Capital Markets plc	2.750%	5/10/23	300	299
BP Capital Markets plc	3.994%	9/26/23	200	212
BP Capital Markets plc	3.216%	11/28/23	200	203
BP Capital Markets plc	3.814%	2/10/24	400	417
BP Capital Markets plc	3.535%	11/4/24	68	70
BP Capital Markets plc	3.506%	3/17/25	200	204
BP Capital Markets plc	3.119%	5/4/26	350	346
BP Capital Markets plc	3.017%	1/16/27	400	389
BP Capital Markets plc	3.723%	11/28/28	200	205
Buckeye Partners LP	2.650%	11/15/18	225	226
Buckeye Partners LP	4.150%	7/1/23	75	77
Buckeye Partners LP	3.950%	12/1/26	100	99
Buckeye Partners LP	5.850%	11/15/43	25	27
Buckeye Partners LP	5.600%	10/15/44	75	79
Burlington Resources Finance Co.	7.400%	12/1/31	175	237
Canadian Natural Resources Ltd.	2.950%	1/15/23	200	199
Canadian Natural Resources Ltd.	3.850%	6/1/27	200	199
Canadian Natural Resources Ltd.	7.200%	1/15/32	225	274
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	145
Canadian Natural Resources Ltd.	5.850%	2/1/35	100	111

	Canadian Natural Resources Ltd.	6.500%	2/15/37	50	59
	Canadian Natural Resources Ltd.	6.250%	3/15/38	100	118
	Canadian Natural Resources Ltd.	4.950%	6/1/47	100	102
	Cenovus Energy Inc.	5.700%	10/15/19	100	106
[7]	Cenovus Energy Inc.	4.250%	4/15/27	200	191
[7]	Cenovus Energy Inc.	5.250%	6/15/37	150	141
	Cenovus Energy Inc.	6.750%	11/15/39	300	315
	Cenovus Energy Inc.	5.200%	9/15/43	100	89
[7]	Cenovus Energy Inc.	5.400%	6/15/47	200	185
	Chevron Corp.	1.790%	11/16/18	300	301
	Chevron Corp.	1.686%	2/28/19	100	100
	Chevron Corp.	4.950%	3/3/19	275	290
	Chevron Corp.	1.561%	5/16/19	200	199
	Chevron Corp.	2.193%	11/15/19	300	303
	Chevron Corp.	1.961%	3/3/20	275	276
	Chevron Corp.	1.991%	3/3/20	100	100
	Chevron Corp.	2.419%	11/17/20	200	202
	Chevron Corp.	2.100%	5/16/21	300	299
	Chevron Corp.	2.411%	3/3/22	125	125
	Chevron Corp.	2.498%	3/3/22	100	101
	Chevron Corp.	2.355%	12/5/22	325	323
	Chevron Corp.	3.191%	6/24/23	400	413
	Chevron Corp.	2.895%	3/3/24	100	101
	Chevron Corp.	2.954%	5/16/26	400	397
	Cimarex Energy Co.	4.375%	6/1/24	200	210
	Cimarex Energy Co.	3.900%	5/15/27	250	251
	Columbia Pipeline Group Inc.	3.300%	6/1/20	125	128
	Columbia Pipeline Group Inc.	4.500%	6/1/25	300	319
	ConocoPhillips	5.750%	2/1/19	212	224
	ConocoPhillips	5.900%	10/15/32	450	537
	ConocoPhillips	5.900%	5/15/38	150	184
	ConocoPhillips	6.500%	2/1/39	200	261
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	200	241
	ConocoPhillips Co.	4.200%	3/15/21	500	531
	ConocoPhillips Co.	2.400%	12/15/22	250	245
	ConocoPhillips Co.	3.350%	11/15/24	100	102
	ConocoPhillips Co.	4.150%	11/15/34	100	101
	ConocoPhillips Co.	4.300%	11/15/44	125	127
	ConocoPhillips Co.	5.950%	3/15/46	300	382
	ConocoPhillips Holding Co.	6.950%	4/15/29	150	193
	Devon Energy Corp.	4.000%	7/15/21	100	103
	Devon Energy Corp.	3.250%	5/15/22	200	199
	Devon Energy Corp.	7.950%	4/15/32	233	304
	Devon Energy Corp.	5.600%	7/15/41	250	267
	Devon Energy Corp.	4.750%	5/15/42	200	196
	Devon Financing Co. LLC	7.875%	9/30/31	200	260
	Dominion Energy Gas Holdings LLC	2.800%	11/15/20	200	202
	Dominion Energy Gas Holdings LLC	3.600%	12/15/24	200	203
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	200	207
	Enable Midstream Partners LP	2.400%	5/15/19	100	99
	Enable Midstream Partners LP	4.400%	3/15/27	150	151
	Enable Midstream Partners LP	5.000%	5/15/44	100	94
	Enbridge Energy Partners LP	9.875%	3/1/19	225	252
	Enbridge Energy Partners LP	4.375%	10/15/20	100	105
	Enbridge Energy Partners LP	5.875%	10/15/25	150	171
	Enbridge Energy Partners LP	7.500%	4/15/38	150	190
	Enbridge Energy Partners LP	5.500%	9/15/40	75	79
	Enbridge Energy Partners LP	7.375%	10/15/45	25	32
	Enbridge Inc.	2.900%	7/15/22	100	100
	Enbridge Inc.	4.250%	12/1/26	200	209
	Enbridge Inc.	3.700%	7/15/27	150	150
	Enbridge Inc.	4.500%	6/10/44	100	98
	Enbridge Inc.	5.500%	12/1/46	200	228
	Encana Corp.	6.500%	8/15/34	450	513
	Encana Corp.	6.625%	8/15/37	200	231
	Encana Corp.	6.500%	2/1/38	100	115
	Energy Transfer LP	9.000%	4/15/19	229	255
	Energy Transfer LP	4.150%	10/1/20	75	78
	Energy Transfer LP	4.650%	6/1/21	105	111
	Energy Transfer LP	3.600%	2/1/23	475	478

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Energy Transfer LP	4.050%	3/15/25	1,000	1,002
Energy Transfer LP	4.750%	1/15/26	100	104
Energy Transfer LP	4.200%	4/15/27	100	100
Energy Transfer LP	6.625%	10/15/36	150	169
Energy Transfer LP	6.050%	6/1/41	100	106
Energy Transfer LP	6.500%	2/1/42	175	195
Energy Transfer LP	5.150%	3/15/45	100	97
Energy Transfer LP	6.125%	12/15/45	200	218
Energy Transfer LP	5.300%	4/15/47	200	199
EnLink Midstream Partners LP	4.400%	4/1/24	100	102
EnLink Midstream Partners LP	4.150%	6/1/25	100	99
EnLink Midstream Partners LP	4.850%	7/15/26	200	208
EnLink Midstream Partners LP	5.600%	4/1/44	125	127
EnLink Midstream Partners LP	5.450%	6/1/47	100	101
Enterprise Products Operating LLC	6.500%	1/31/19	50	53
Enterprise Products Operating LLC	2.550%	10/15/19	225	227
Enterprise Products Operating LLC	5.200%	9/1/20	300	326
Enterprise Products Operating LLC	3.350%	3/15/23	200	205
Enterprise Products Operating LLC	3.900%	2/15/24	375	390
Enterprise Products Operating LLC	3.750%	2/15/25	150	155
Enterprise Products Operating LLC	3.700%	2/15/26	100	102
Enterprise Products Operating LLC	3.950%	2/15/27	200	207
Enterprise Products Operating LLC	6.875%	3/1/33	175	222
Enterprise Products Operating LLC	7.550%	4/15/38	150	205
Enterprise Products Operating LLC	6.125%	10/15/39	150	182
Enterprise Products Operating LLC	5.950%	2/1/41	175	209
Enterprise Products Operating LLC	4.450%	2/15/43	300	299
Enterprise Products Operating LLC	4.850%	3/15/44	370	394
Enterprise Products Operating LLC	5.100%	2/15/45	33	36
Enterprise Products Operating LLC	4.900%	5/15/46	200	215
Enterprise Products Operating LLC	4.950%	10/15/54	100	105
EOG Resources Inc.	4.400%	6/1/20	100	106
EOG Resources Inc.	4.100%	2/1/21	350	369
EOG Resources Inc.	2.625%	3/15/23	450	444
EOG Resources Inc.	3.900%	4/1/35	75	73
EQT Corp.	4.875%	11/15/21	125	134
EQT Midstream Partners LP	4.125%	12/1/26	100	101
Exxon Mobil Corp.	1.819%	3/15/19	345	346
Exxon Mobil Corp.	1.912%	3/6/20	265	266
Exxon Mobil Corp.	2.222%	3/1/21	400	402
Exxon Mobil Corp.	2.397%	3/6/22	350	352
Exxon Mobil Corp.	2.726%	3/1/23	500	505
Exxon Mobil Corp.	2.709%	3/6/25	300	298
Exxon Mobil Corp.	3.043%	3/1/26	300	302
Exxon Mobil Corp.	3.567%	3/6/45	175	169
Exxon Mobil Corp.	4.114%	3/1/46	425	448
Halliburton Co.	2.000%	8/1/18	125	125
Halliburton Co.	3.500%	8/1/23	225	231
Halliburton Co.	3.800%	11/15/25	350	359
Halliburton Co.	4.850%	11/15/35	200	214
Halliburton Co.	6.700%	9/15/38	125	160
Halliburton Co.	7.450%	9/15/39	200	274
Halliburton Co.	4.500%	11/15/41	100	99
Halliburton Co.	4.750%	8/1/43	150	154
Halliburton Co.	5.000%	11/15/45	300	320
Hess Corp.	3.500%	7/15/24	100	97
Hess Corp.	4.300%	4/1/27	250	244
Hess Corp.	7.125%	3/15/33	100	113
Hess Corp.	6.000%	1/15/40	150	153
Hess Corp.	5.600%	2/15/41	300	294
Hess Corp.	5.800%	4/1/47	200	202
HollyFrontier Corp.	5.875%	4/1/26	200	212
Husky Energy Inc.	6.150%	6/15/19	100	107
Husky Energy Inc.	7.250%	12/15/19	100	111
Husky Energy Inc.	4.000%	4/15/24	150	152
Husky Energy Inc.	6.800%	9/15/37	50	63
Kerr-McGee Corp.	6.950%	7/1/24	250	294
Kerr-McGee Corp.	7.875%	9/15/31	50	64
Kinder Morgan Energy Partners LP	9.000%	2/1/19	365	403
Kinder Morgan Energy Partners LP	6.850%	2/15/20	750	829
Kinder Morgan Energy Partners LP	3.500%	3/1/21	125	127

Kinder Morgan Energy Partners LP	5.000%	10/1/21	150	161
Kinder Morgan Energy Partners LP	3.450%	2/15/23	25	25
Kinder Morgan Energy Partners LP	3.500%	9/1/23	125	125
Kinder Morgan Energy Partners LP	4.300%	5/1/24	400	414
Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	330
Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	54
Kinder Morgan Energy Partners LP	6.500%	2/1/37	250	283
Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	60
Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	228
Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	285
Kinder Morgan Energy Partners LP	5.000%	8/15/42	25	24
Kinder Morgan Energy Partners LP	4.700%	11/1/42	375	355
Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	73
Kinder Morgan Inc.	4.300%	6/1/25	300	311
Kinder Morgan Inc.	7.800%	8/1/31	290	365
Kinder Morgan Inc.	7.750%	1/15/32	165	209
Kinder Morgan Inc.	5.300%	12/1/34	175	181
Kinder Morgan Inc.	5.550%	6/1/45	200	213
Kinder Morgan Inc.	5.050%	2/15/46	350	351
Magellan Midstream Partners LP	6.550%	7/15/19	75	81
Magellan Midstream Partners LP	4.250%	2/1/21	125	132
Magellan Midstream Partners LP	5.150%	10/15/43	125	137
Magellan Midstream Partners LP	4.250%	9/15/46	200	195
Marathon Oil Corp.	2.700%	6/1/20	150	149
Marathon Oil Corp.	2.800%	11/1/22	175	168
Marathon Oil Corp.	6.800%	3/15/32	300	335
Marathon Oil Corp.	5.200%	6/1/45	100	96
Marathon Petroleum Corp.	2.700%	12/14/18	200	202
Marathon Petroleum Corp.	5.125%	3/1/21	375	406
Marathon Petroleum Corp.	4.750%	9/15/44	250	238
Marathon Petroleum Corp.	5.850%	12/15/45	200	206
MPLX LP	4.500%	7/15/23	200	213
MPLX LP	4.875%	12/1/24	300	320
MPLX LP	4.875%	6/1/25	100	107
MPLX LP	4.125%	3/1/27	300	303
MPLX LP	5.200%	3/1/47	150	155
Nabors Industries Inc.	6.150%	2/15/18	315	322
Nabors Industries Inc.	5.000%	9/15/20	175	175
Nabors Industries Inc.	4.625%	9/15/21	125	119
National Fuel Gas Co.	3.750%	3/1/23	275	275
National Oilwell Varco Inc.	2.600%	12/1/22	25	24
National Oilwell Varco Inc.	3.950%	12/1/42	125	103
Noble Energy Inc.	8.250%	3/1/19	475	522
Noble Energy Inc.	6.000%	3/1/41	100	111
Noble Energy Inc.	5.250%	11/15/43	375	386
Noble Energy Inc.	5.050%	11/15/44	150	154
Occidental Petroleum Corp.	4.100%	2/1/21	350	373
Occidental Petroleum Corp.	2.700%	2/15/23	250	250
Occidental Petroleum Corp.	3.500%	6/15/25	250	255
Occidental Petroleum Corp.	3.400%	4/15/26	250	252
Occidental Petroleum Corp.	4.625%	6/15/45	100	106
Occidental Petroleum Corp.	4.400%	4/15/46	500	521
Oceaneering International Inc.	4.650%	11/15/24	85	84
ONEOK Partners LP	8.625%	3/1/19	225	247
ONEOK Partners LP	3.375%	10/1/22	100	101
ONEOK Partners LP	6.650%	10/1/36	300	356
ONEOK Partners LP	6.125%	2/1/41	150	171
Petro-Canada	6.800%	5/15/38	225	294
Phillips 66	4.300%	4/1/22	275	295
Phillips 66	4.650%	11/15/34	200	210
Phillips 66	5.875%	5/1/42	175	211
Phillips 66	4.875%	11/15/44	299	320
Phillips 66 Partners LP	2.646%	2/15/20	35	35
Phillips 66 Partners LP	3.605%	2/15/25	125	124
Phillips 66 Partners LP	4.680%	2/15/45	50	48
Phillips 66 Partners LP	4.900%	10/1/46	200	197
Pioneer Natural Resources Co.	3.950%	7/15/22	200	210
Pioneer Natural Resources Co.	4.450%	1/15/26	400	424
Plains All American Pipeline LP /
PAA Finance Corp.	8.750%	5/1/19	75	83

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Plains All American Pipeline LP /
	PAA Finance Corp.	2.850%	1/31/23	314	305
	Plains All American Pipeline LP /
	PAA Finance Corp.	3.600%	11/1/24	790	768
	Plains All American Pipeline LP /
	PAA Finance Corp.	4.500%	12/15/26	100	101
	Plains All American Pipeline LP /
	PAA Finance Corp.	4.300%	1/31/43	225	191
	Plains All American Pipeline LP /
	PAA Finance Corp.	4.700%	6/15/44	200	180
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	6.500%	7/15/21	257	263
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	5.875%	3/1/22	300	331
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	5.000%	10/1/22	200	215
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	5.500%	4/15/23	200	207
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	4.500%	11/1/23	100	104
	Repsol Oil & Gas Canada Inc.	7.750%	6/1/19	121	132
	Repsol Oil & Gas Canada Inc.	3.750%	2/1/21	225	227
	Sabine Pass Liquefaction LLC	5.625%	2/1/21	500	544
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	325	368
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	300	334
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	500	556
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	400	442
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	500	560
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	200	213
[7]	Sabine Pass Liquefaction LLC	4.200%	3/15/28	100	101
	Schlumberger Investment SA	3.650%	12/1/23	225	236
	Shell International Finance BV	1.900%	8/10/18	325	326
	Shell International Finance BV	2.000%	11/15/18	500	502
	Shell International Finance BV	1.375%	9/12/19	200	198
	Shell International Finance BV	4.300%	9/22/19	550	579
	Shell International Finance BV	4.375%	3/25/20	325	345
	Shell International Finance BV	2.125%	5/11/20	450	452
	Shell International Finance BV	2.250%	11/10/20	100	100
	Shell International Finance BV	1.875%	5/10/21	200	198
	Shell International Finance BV	1.750%	9/12/21	200	196
	Shell International Finance BV	2.250%	1/6/23	100	98
	Shell International Finance BV	3.400%	8/12/23	75	78
	Shell International Finance BV	3.250%	5/11/25	200	204
	Shell International Finance BV	2.875%	5/10/26	500	492
	Shell International Finance BV	2.500%	9/12/26	900	858
	Shell International Finance BV	4.125%	5/11/35	500	519
	Shell International Finance BV	6.375%	12/15/38	475	627
	Shell International Finance BV	5.500%	3/25/40	125	152
	Shell International Finance BV	4.550%	8/12/43	400	427
	Shell International Finance BV	4.375%	5/11/45	400	417
	Shell International Finance BV	4.000%	5/10/46	450	444
	Shell International Finance BV	3.750%	9/12/46	200	190
	Spectra Energy Capital LLC	6.750%	2/15/32	50	60
	Spectra Energy Partners LP	2.950%	9/25/18	25	25
	Spectra Energy Partners LP	4.750%	3/15/24	400	431
	Spectra Energy Partners LP	3.500%	3/15/25	50	50
	Spectra Energy Partners LP	4.500%	3/15/45	250	247
	Suncor Energy Inc.	3.600%	12/1/24	100	102
	Suncor Energy Inc.	5.950%	12/1/34	75	90
	Suncor Energy Inc.	6.500%	6/15/38	525	675
	Sunoco Logistics Partners
	Operations LP	4.400%	4/1/21	425	447
	Sunoco Logistics Partners
	Operations LP	3.450%	1/15/23	50	50
	Sunoco Logistics Partners
	Operations LP	4.250%	4/1/24	75	77
	Sunoco Logistics Partners
	Operations LP	4.950%	1/15/43	175	162
	Sunoco Logistics Partners
	Operations LP	5.300%	4/1/44	325	317
	TC PipeLines LP	3.900%	5/25/27	50	50

[7]	TechnipFMC plc	3.450%	10/1/22	25	25
[7]	Tesoro Corp.	4.750%	12/15/23	300	322
[7]	Tesoro Corp.	5.125%	12/15/26	200	217
	Tosco Corp.	7.800%	1/1/27	130	169
	Total Capital Canada Ltd.	2.750%	7/15/23	125	126
	Total Capital International SA	2.125%	1/10/19	150	151
	Total Capital International SA	2.750%	6/19/21	300	306
	Total Capital International SA	2.875%	2/17/22	300	305
	Total Capital International SA	2.700%	1/25/23	50	50
	Total Capital International SA	3.700%	1/15/24	775	814
	Total Capital SA	2.125%	8/10/18	250	252
	Total Capital SA	4.450%	6/24/20	375	401
	Total Capital SA	4.125%	1/28/21	125	133
	TransCanada PipeLines Ltd.	6.500%	8/15/18	150	158
	TransCanada PipeLines Ltd.	3.800%	10/1/20	175	184
	TransCanada PipeLines Ltd.	4.875%	1/15/26	100	112
	TransCanada PipeLines Ltd.	4.625%	3/1/34	350	385
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	177
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	367
	TransCanada PipeLines Ltd.	6.200%	10/15/37	475	609
	TransCanada PipeLines Ltd.	5.000%	10/16/43	150	171
	Transcontinental Gas Pipe Line Co.
	LLC	6.050%	6/15/18	265	275
	Valero Energy Corp.	6.125%	2/1/20	75	82
	Valero Energy Corp.	7.500%	4/15/32	725	930
	Valero Energy Partners LP	4.375%	12/15/26	100	102
	Western Gas Partners LP	5.375%	6/1/21	300	322
	Western Gas Partners LP	5.450%	4/1/44	120	123
	Williams Partners LP	5.250%	3/15/20	475	511
	Williams Partners LP	4.125%	11/15/20	275	287
	Williams Partners LP	3.600%	3/15/22	475	484
	Williams Partners LP	3.350%	8/15/22	125	126
	Williams Partners LP	3.900%	1/15/25	325	329
	Williams Partners LP	3.750%	6/15/27	200	198
	Williams Partners LP	6.300%	4/15/40	100	116
	Williams Partners LP	5.400%	3/4/44	400	424
	Williams Partners LP	5.100%	9/15/45	350	363
	Williams Partners LP /
	ACMP Finance Corp.	4.875%	5/15/23	150	156
	Williams Partners LP /
	ACMP Finance Corp.	4.875%	3/15/24	300	313

	Other Industrial (0.1%)
	California Institute of Technology GO	4.321%	8/1/45	70	77
	California Institute of Technology GO	4.700%	11/1/11	50	51
	CBRE Services Inc.	5.000%	3/15/23	150	156
	CBRE Services Inc.	5.250%	3/15/25	100	109
	CBRE Services Inc.	4.875%	3/1/26	100	107
	Cintas Corp. No 2	2.900%	4/1/22	100	102
	Cintas Corp. No 2	3.250%	6/1/22	75	77
	Cintas Corp. No 2	3.700%	4/1/27	175	181
	Fluor Corp.	3.375%	9/15/21	75	78
	Fluor Corp.	3.500%	12/15/24	250	259
[4]	Johns Hopkins University Maryland GO 4.083%		7/1/53	25	27
[4]	Massachusetts Institute of Technology
	GO	3.959%	7/1/38	125	136
	Massachusetts Institute of Technology
	GO	5.600%	7/1/11	130	171
	Massachusetts Institute of Technology
	GO	4.678%	7/1/14	175	191
[4]	Northwestern University Illinois GO	4.643%	12/1/44	75	89
[4]	University of Notre Dame DU LAC
	Indiana GO	3.438%	2/15/45	100	99
	University of Pennsylvania GO	4.674%	9/1/12	50	54
[4]	University of Southern California GO	3.028%	10/1/39	100	94
[4]	University of Southern California GO	3.841%	10/1/47	100	104
	Wesleyan University Connecticut GO	4.781%	7/1/16	50	49
	Yale University Connecticut GO	2.086%	4/15/19	50	50
	Technology (2.4%)
	Adobe Systems Inc.	4.750%	2/1/20	175	188
	Adobe Systems Inc.	3.250%	2/1/25	175	179

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Alphabet Inc.	3.625%	5/19/21	150	159
	Altera Corp.	2.500%	11/15/18	225	228
	Altera Corp.	4.100%	11/15/23	75	81
	Amphenol Corp.	2.550%	1/30/19	200	202
	Amphenol Corp.	2.200%	4/1/20	50	50
	Amphenol Corp.	3.125%	9/15/21	100	102
	Amphenol Corp.	3.200%	4/1/24	50	51
	Analog Devices Inc.	2.875%	6/1/23	450	449
	Analog Devices Inc.	3.500%	12/5/26	200	202
	Apple Inc.	1.550%	2/8/19	75	75
	Apple Inc.	2.100%	5/6/19	425	429
	Apple Inc.	1.100%	8/2/19	275	272
	Apple Inc.	1.550%	2/7/20	225	224
	Apple Inc.	1.900%	2/7/20	175	175
	Apple Inc.	1.800%	5/11/20	175	175
	Apple Inc.	2.250%	2/23/21	750	755
	Apple Inc.	2.850%	5/6/21	875	900
	Apple Inc.	1.550%	8/4/21	375	366
	Apple Inc.	2.150%	2/9/22	225	224
	Apple Inc.	2.500%	2/9/22	300	302
	Apple Inc.	2.300%	5/11/22	200	200
	Apple Inc.	2.700%	5/13/22	850	866
	Apple Inc.	2.850%	2/23/23	300	305
	Apple Inc.	2.400%	5/3/23	1,215	1,207
	Apple Inc.	3.000%	2/9/24	800	810
	Apple Inc.	3.450%	5/6/24	75	78
	Apple Inc.	2.850%	5/11/24	300	301
	Apple Inc.	2.500%	2/9/25	100	98
	Apple Inc.	3.200%	5/13/25	350	357
	Apple Inc.	3.250%	2/23/26	350	355
	Apple Inc.	2.450%	8/4/26	350	335
	Apple Inc.	3.350%	2/9/27	375	384
	Apple Inc.	3.200%	5/11/27	100	101
	Apple Inc.	4.500%	2/23/36	225	254
	Apple Inc.	3.850%	5/4/43	450	451
	Apple Inc.	4.450%	5/6/44	175	191
	Apple Inc.	3.450%	2/9/45	225	211
	Apple Inc.	4.650%	2/23/46	1,525	1,715
	Apple Inc.	3.850%	8/4/46	350	350
	Apple Inc.	4.250%	2/9/47	150	159
	Applied Materials Inc.	2.625%	10/1/20	125	127
	Applied Materials Inc.	4.300%	6/15/21	125	135
	Applied Materials Inc.	3.900%	10/1/25	120	128
	Applied Materials Inc.	3.300%	4/1/27	200	203
	Applied Materials Inc.	5.100%	10/1/35	75	88
	Applied Materials Inc.	5.850%	6/15/41	100	127
	Applied Materials Inc.	4.350%	4/1/47	175	186
	Arrow Electronics Inc.	3.500%	4/1/22	100	102
	Arrow Electronics Inc.	4.500%	3/1/23	50	53
	Arrow Electronics Inc.	4.000%	4/1/25	100	102
	Arrow Electronics Inc.	3.875%	1/12/28	200	199
	Autodesk Inc.	3.125%	6/15/20	100	100
	Autodesk Inc.	3.600%	12/15/22	25	26
	Autodesk Inc.	4.375%	6/15/25	50	53
	Autodesk Inc.	3.500%	6/15/27	75	74
	Avnet Inc.	5.875%	6/15/20	200	216
	Avnet Inc.	4.875%	12/1/22	50	53
	Avnet Inc.	4.625%	4/15/26	100	104
	Baidu Inc.	2.750%	6/9/19	200	201
	Baidu Inc.	3.500%	11/28/22	500	513
	Baidu Inc.	3.625%	7/6/27	200	197
[7]	Broadcom Corp. / Broadcom
	Cayman Finance Ltd.	2.375%	1/15/20	500	501
[7]	Broadcom Corp. / Broadcom
	Cayman Finance Ltd.	3.000%	1/15/22	850	858
[7]	Broadcom Corp. / Broadcom
	Cayman Finance Ltd.	3.625%	1/15/24	450	461
[7]	Broadcom Corp. / Broadcom
	Cayman Finance Ltd.	3.875%	1/15/27	875	899
	Broadridge Financial Solutions Inc.	3.950%	9/1/20	75	78

	Broadridge Financial Solutions Inc.	3.400%	6/27/26	100	98
	CA Inc.	5.375%	12/1/19	175	184
	CA Inc.	3.600%	8/1/20	100	102
	CA Inc.	4.700%	3/15/27	100	103
	Cadence Design Systems Inc.	4.375%	10/15/24	100	104
	Cisco Systems Inc.	4.950%	2/15/19	475	500
	Cisco Systems Inc.	1.600%	2/28/19	250	250
	Cisco Systems Inc.	2.125%	3/1/19	600	605
	Cisco Systems Inc.	4.450%	1/15/20	825	878
	Cisco Systems Inc.	2.200%	2/28/21	600	603
	Cisco Systems Inc.	2.900%	3/4/21	75	77
	Cisco Systems Inc.	3.000%	6/15/22	125	129
	Cisco Systems Inc.	2.200%	9/20/23	150	147
	Cisco Systems Inc.	3.625%	3/4/24	125	132
	Cisco Systems Inc.	2.950%	2/28/26	100	100
	Cisco Systems Inc.	2.500%	9/20/26	225	216
	Cisco Systems Inc.	5.900%	2/15/39	350	456
	Cisco Systems Inc.	5.500%	1/15/40	350	437
	Corning Inc.	6.625%	5/15/19	25	27
	Corning Inc.	2.900%	5/15/22	175	177
	Corning Inc.	5.750%	8/15/40	75	88
[7]	Diamond 1 Finance Corp. /
	Diamond 2 Finance Corp.	3.480%	6/1/19	675	691
[7]	Diamond 1 Finance Corp. /
	Diamond 2 Finance Corp.	4.420%	6/15/21	800	843
[7]	Diamond 1 Finance Corp. /
	Diamond 2 Finance Corp.	5.450%	6/15/23	875	951
[7]	Diamond 1 Finance Corp. /
	Diamond 2 Finance Corp.	6.020%	6/15/26	1,050	1,161
[7]	Diamond 1 Finance Corp. /
	Diamond 2 Finance Corp.	8.100%	7/15/36	310	390
[7]	Diamond 1 Finance Corp. /
	Diamond 2 Finance Corp.	8.350%	7/15/46	355	459
	Equifax Inc.	2.300%	6/1/21	200	198
	Equifax Inc.	3.250%	6/1/26	100	98
[7]	Everett Spinco Inc.	2.875%	3/27/20	100	101
[7]	Everett Spinco Inc.	4.250%	4/15/24	100	103
[7]	Everett Spinco Inc.	4.750%	4/15/27	200	209
	Fidelity National Information
	Services Inc.	2.850%	10/15/18	100	101
	Fidelity National Information
	Services Inc.	3.625%	10/15/20	425	445
	Fidelity National Information
	Services Inc.	3.500%	4/15/23	175	182
	Fidelity National Information
	Services Inc.	5.000%	10/15/25	625	691
	Fidelity National Information
	Services Inc.	3.000%	8/15/26	250	242
	Fidelity National Information
	Services Inc.	4.500%	8/15/46	125	129
	Fiserv Inc.	2.700%	6/1/20	125	126
	Fiserv Inc.	3.500%	10/1/22	150	156
	Fiserv Inc.	3.850%	6/1/25	300	312
	Flex Ltd.	4.625%	2/15/20	85	89
	Hewlett Packard Enterprise Co.	2.850%	10/5/18	350	354
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	525	541
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	325	344
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	524
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	100	108
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	400	423
	HP Inc.	3.750%	12/1/20	53	55
	HP Inc.	4.300%	6/1/21	500	531
	HP Inc.	4.375%	9/15/21	200	213
	HP Inc.	4.650%	12/9/21	350	377
	HP Inc.	6.000%	9/15/41	100	106
	Intel Corp.	1.850%	5/11/20	175	175
	Intel Corp.	2.450%	7/29/20	300	305
	Intel Corp.	1.700%	5/19/21	100	99
	Intel Corp.	3.300%	10/1/21	100	104
	Intel Corp.	2.350%	5/11/22	150	150

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Intel Corp.	3.100%	7/29/22	175	181
Intel Corp.	2.700%	12/15/22	275	278
Intel Corp.	2.875%	5/11/24	475	477
Intel Corp.	3.700%	7/29/25	200	210
Intel Corp.	3.150%	5/11/27	225	226
Intel Corp.	4.000%	12/15/32	150	159
Intel Corp.	4.800%	10/1/41	275	314
Intel Corp.	4.250%	12/15/42	300	318
Intel Corp.	4.900%	7/29/45	250	290
Intel Corp.	4.100%	5/19/46	225	233
Intel Corp.	4.100%	5/11/47	250	259
International Business Machines Corp.	1.950%	2/12/19	225	226
International Business Machines Corp.	1.900%	1/27/20	1,000	1,001
International Business Machines Corp.	1.625%	5/15/20	25	25
International Business Machines Corp.	2.900%	11/1/21	25	26
International Business Machines Corp.	2.500%	1/27/22	585	590
International Business Machines Corp.	2.875%	11/9/22	240	244
International Business Machines Corp.	3.625%	2/12/24	450	470
International Business Machines Corp.	7.000%	10/30/25	300	383
International Business Machines Corp.	3.300%	1/27/27	225	228
International Business Machines Corp.	6.220%	8/1/27	75	94
International Business Machines Corp.	6.500%	1/15/28	75	96
International Business Machines Corp.	5.600%	11/30/39	98	121
International Business Machines Corp.	4.000%	6/20/42	193	196
International Business Machines Corp.	4.700%	2/19/46	125	139
Jabil Circuit Inc.	5.625%	12/15/20	100	108
Juniper Networks Inc.	3.125%	2/26/19	100	102
Juniper Networks Inc.	3.300%	6/15/20	200	205
Juniper Networks Inc.	4.600%	3/15/21	50	53
Juniper Networks Inc.	4.350%	6/15/25	50	52
Juniper Networks Inc.	5.950%	3/15/41	25	28
Keysight Technologies Inc.	3.300%	10/30/19	100	102
Keysight Technologies Inc.	4.550%	10/30/24	100	105
Keysight Technologies Inc.	4.600%	4/6/27	125	131
KLA-Tencor Corp.	4.125%	11/1/21	300	317
KLA-Tencor Corp.	4.650%	11/1/24	200	216
Lam Research Corp.	2.750%	3/15/20	100	101
Lam Research Corp.	2.800%	6/15/21	125	127
Lam Research Corp.	3.800%	3/15/25	100	102
Maxim Integrated Products Inc.	3.375%	3/15/23	25	25
Maxim Integrated Products Inc.	3.450%	6/15/27	100	99
Microsoft Corp.	1.300%	11/3/18	425	424
Microsoft Corp.	4.200%	6/1/19	25	26
Microsoft Corp.	1.100%	8/8/19	615	608
Microsoft Corp.	3.000%	10/1/20	225	233
Microsoft Corp.	2.000%	11/3/20	625	627
Microsoft Corp.	1.550%	8/8/21	525	513
Microsoft Corp.	2.400%	2/6/22	325	328
Microsoft Corp.	2.375%	2/12/22	450	453
Microsoft Corp.	2.650%	11/3/22	200	203
Microsoft Corp.	2.125%	11/15/22	200	198
Microsoft Corp.	2.375%	5/1/23	75	75
Microsoft Corp.	2.000%	8/8/23	300	292
Microsoft Corp.	3.625%	12/15/23	300	318
Microsoft Corp.	2.875%	2/6/24	600	610
Microsoft Corp.	2.700%	2/12/25	250	249
Microsoft Corp.	3.125%	11/3/25	850	866
Microsoft Corp.	2.400%	8/8/26	750	721
Microsoft Corp.	3.300%	2/6/27	675	694
Microsoft Corp.	3.500%	2/12/35	325	328
Microsoft Corp.	4.200%	11/3/35	175	191
Microsoft Corp.	3.450%	8/8/36	700	702
Microsoft Corp.	4.100%	2/6/37	475	511
Microsoft Corp.	4.500%	10/1/40	100	112
Microsoft Corp.	5.300%	2/8/41	50	62
Microsoft Corp.	3.500%	11/15/42	280	273
Microsoft Corp.	3.750%	5/1/43	95	95
Microsoft Corp.	3.750%	2/12/45	300	299
Microsoft Corp.	4.450%	11/3/45	725	803
Microsoft Corp.	3.700%	8/8/46	750	739

	Microsoft Corp.	4.250%	2/6/47	725	788
	Microsoft Corp.	4.000%	2/12/55	400	403
	Microsoft Corp.	4.750%	11/3/55	175	201
	Microsoft Corp.	4.500%	2/6/57	400	441
	Motorola Solutions Inc.	3.500%	9/1/21	150	154
	Motorola Solutions Inc.	3.750%	5/15/22	200	206
	Motorola Solutions Inc.	7.500%	5/15/25	50	60
	Motorola Solutions Inc.	5.500%	9/1/44	100	99
	NetApp Inc.	3.375%	6/15/21	150	154
	NVIDIA Corp.	2.200%	9/16/21	175	173
	NVIDIA Corp.	3.200%	9/16/26	175	173
	Oracle Corp.	2.375%	1/15/19	225	228
	Oracle Corp.	5.000%	7/8/19	550	586
	Oracle Corp.	2.250%	10/8/19	225	228
	Oracle Corp.	1.900%	9/15/21	1,275	1,263
	Oracle Corp.	2.500%	5/15/22	250	252
	Oracle Corp.	2.400%	9/15/23	450	444
	Oracle Corp.	3.400%	7/8/24	450	467
	Oracle Corp.	2.950%	5/15/25	825	828
	Oracle Corp.	2.650%	7/15/26	800	768
	Oracle Corp.	3.250%	5/15/30	100	100
	Oracle Corp.	4.300%	7/8/34	300	325
	Oracle Corp.	3.900%	5/15/35	75	77
	Oracle Corp.	3.850%	7/15/36	300	310
	Oracle Corp.	6.500%	4/15/38	200	272
	Oracle Corp.	6.125%	7/8/39	150	198
	Oracle Corp.	5.375%	7/15/40	600	729
	Oracle Corp.	4.500%	7/8/44	200	217
	Oracle Corp.	4.125%	5/15/45	300	308
	Oracle Corp.	4.000%	7/15/46	525	529
	Oracle Corp.	4.375%	5/15/55	150	160
	Pitney Bowes Inc.	3.375%	10/1/21	350	347
	Pitney Bowes Inc.	4.625%	3/15/24	50	51
	QUALCOMM Inc.	2.100%	5/20/20	250	251
	QUALCOMM Inc.	2.250%	5/20/20	300	302
	QUALCOMM Inc.	3.000%	5/20/22	350	358
	QUALCOMM Inc.	2.600%	1/30/23	200	199
	QUALCOMM Inc.	2.900%	5/20/24	275	274
	QUALCOMM Inc.	3.450%	5/20/25	250	257
	QUALCOMM Inc.	3.250%	5/20/27	350	351
	QUALCOMM Inc.	4.650%	5/20/35	125	137
	QUALCOMM Inc.	4.800%	5/20/45	300	328
	QUALCOMM Inc.	4.300%	5/20/47	350	358
	Seagate HDD Cayman	3.750%	11/15/18	200	204
[7]	Seagate HDD Cayman	4.250%	3/1/22	125	127
	Seagate HDD Cayman	4.750%	6/1/23	150	156
[7]	Seagate HDD Cayman	4.875%	3/1/24	75	76
	Seagate HDD Cayman	4.750%	1/1/25	100	100
	Seagate HDD Cayman	4.875%	6/1/27	175	175
	Seagate HDD Cayman	5.750%	12/1/34	100	100
	Tech Data Corp.	3.700%	2/15/22	50	51
	Tech Data Corp.	4.950%	2/15/27	100	106
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	150	153
	Texas Instruments Inc.	1.650%	8/3/19	525	525
	Texas Instruments Inc.	2.625%	5/15/24	25	25
	Total System Services Inc.	3.800%	4/1/21	130	135
	Total System Services Inc.	4.800%	4/1/26	350	380
	Trimble Navigation Ltd.	4.750%	12/1/24	50	54
	Tyco Electronics Group SA	2.350%	8/1/19	50	50
	Tyco Electronics Group SA	3.500%	2/3/22	100	104
	Tyco Electronics Group SA	3.450%	8/1/24	100	101
	Tyco Electronics Group SA	7.125%	10/1/37	200	271
	Verisk Analytics Inc.	5.800%	5/1/21	75	83
	Verisk Analytics Inc.	4.125%	9/12/22	375	391
	Verisk Analytics Inc.	4.000%	6/15/25	150	155
	Verisk Analytics Inc.	5.500%	6/15/45	50	56
	Xerox Corp.	5.625%	12/15/19	25	27
	Xerox Corp.	2.800%	5/15/20	75	75
[7]	Xerox Corp.	4.070%	3/17/22	87	89
	Xerox Corp.	6.750%	12/15/39	175	186

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Xilinx Inc.	2.125%	3/15/19	75	75
	Xilinx Inc.	3.000%	3/15/21	75	77
	Xilinx Inc.	2.950%	6/1/24	150	150

	Transportation (0.6%)
[4]	American Airlines 2011-1 Class A
	Pass Through Trust	5.250%	7/31/22	69	73
[4]	American Airlines 2013-1 Class A
	Pass Through Trust	4.000%	1/15/27	25	26
[4]	American Airlines 2013-2 Class A
	Pass Through Trust	4.950%	7/15/24	38	41
[4]	American Airlines 2014-1 Class A
	Pass Through Trust	3.700%	4/1/28	107	110
[4]	American Airlines 2015-1 Class A
	Pass Through Trust	3.375%	11/1/28	158	159
[4]	American Airlines 2015-2 Class AA
	Pass Through Trust	3.600%	9/22/27	52	54
[4]	American Airlines 2016-1 Class A
	Pass Through Trust	4.100%	1/15/28	73	76
[4]	American Airlines 2016-1 Class AA
	Pass Through Trust	3.575%	1/15/28	146	149
[4]	American Airlines 2016-2 Class A
	Pass Through Trust	3.650%	6/15/28	97	99
[4]	American Airlines 2016-2 Class AA
	Pass Through Trust	3.200%	12/15/29	268	266
[4]	American Airlines 2016-3 Class A
	Pass Through Trust	3.250%	4/15/30	50	49
	American Airlines 2016-3 Class AA
	Pass Through Trust	3.000%	10/15/28	150	147
[4]	American Airlines 2017-1 Class AA
	Pass Through Trust	3.650%	8/15/30	50	51
[4]	BNSF Funding Trust I	6.613%	12/15/55	65	75
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	155
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	155
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	175	179
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	75	80
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	212
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	156
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	101
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	79
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	525	536
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	164
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	146
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	304
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	269
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	200	215
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	125	136
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	149
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	116
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	166
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	75	78
	Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	85
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	350	356
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	125	131
	Canadian National Railway Co.	5.550%	3/1/19	100	106
	Canadian National Railway Co.	2.850%	12/15/21	75	77
	Canadian National Railway Co.	6.250%	8/1/34	75	99
	Canadian National Railway Co.	6.200%	6/1/36	75	100
	Canadian National Railway Co.	6.375%	11/15/37	100	136
	Canadian National Railway Co.	3.200%	8/2/46	50	46
	Canadian Pacific Railway Co.	7.250%	5/15/19	150	164
	Canadian Pacific Railway Co.	9.450%	8/1/21	50	62
	Canadian Pacific Railway Co.	4.450%	3/15/23	225	243
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	138
	Canadian Pacific Railway Co.	5.950%	5/15/37	450	553
	Canadian Pacific Railway Co.	5.750%	1/15/42	115	141
	Canadian Pacific Railway Co.	6.125%	9/15/15	70	88
[4]	Continental Airlines 2007-1 Class A
	Pass Through Trust	5.983%	10/19/23	55	61

[4]	Continental Airlines 2009-2 Class A
	Pass Through Trust	7.250%	5/10/21	98	108
[4]	Continental Airlines 2012-2 Class A
	Pass Through Trust	4.000%	4/29/26	41	43
	CSX Corp.	4.250%	6/1/21	25	27
	CSX Corp.	3.350%	11/1/25	150	154
	CSX Corp.	3.250%	6/1/27	150	151
	CSX Corp.	6.220%	4/30/40	152	199
	CSX Corp.	5.500%	4/15/41	225	271
	CSX Corp.	4.750%	5/30/42	210	234
	CSX Corp.	4.100%	3/15/44	150	154
	CSX Corp.	3.950%	5/1/50	125	122
	CSX Corp.	4.500%	8/1/54	25	26
	CSX Corp.	4.250%	11/1/66	150	149
[4]	Delta Air Lines 2007-1 Class A
	Pass Through Trust	6.821%	2/10/24	126	145
[4]	Delta Air Lines 2009-1 Class A
	Pass Through Trust	7.750%	6/17/21	43	47
[4]	Delta Air Lines 2010-2 Class A
	Pass Through Trust	4.950%	11/23/20	31	32
[4]	Delta Air Lines 2015-1 Class AA
	Pass Through Trust	3.625%	7/30/27	47	48
	Delta Air Lines Inc.	2.875%	3/13/20	175	177
	Delta Air Lines Inc.	3.625%	3/15/22	175	180
	FedEx Corp.	8.000%	1/15/19	100	109
	FedEx Corp.	2.625%	8/1/22	75	75
	FedEx Corp.	4.000%	1/15/24	125	133
	FedEx Corp.	3.250%	4/1/26	100	101
	FedEx Corp.	3.300%	3/15/27	100	100
	FedEx Corp.	3.875%	8/1/42	125	118
	FedEx Corp.	4.100%	4/15/43	75	74
	FedEx Corp.	5.100%	1/15/44	100	112
	FedEx Corp.	4.750%	11/15/45	200	216
	FedEx Corp.	4.550%	4/1/46	225	236
	FedEx Corp.	4.500%	2/1/65	60	57
	JB Hunt Transport Services Inc.	3.300%	8/15/22	100	102
	Kansas City Southern	3.000%	5/15/23	75	75
	Kansas City Southern	4.300%	5/15/43	75	74
	Kansas City Southern	4.950%	8/15/45	125	135
[4]	Latam Airlines 2015-1
	Pass Through Trust A	4.200%	8/15/29	116	115
	Norfolk Southern Corp.	5.900%	6/15/19	175	188
	Norfolk Southern Corp.	3.000%	4/1/22	225	230
	Norfolk Southern Corp.	2.903%	2/15/23	48	48
	Norfolk Southern Corp.	5.590%	5/17/25	50	57
	Norfolk Southern Corp.	7.800%	5/15/27	60	80
	Norfolk Southern Corp.	3.150%	6/1/27	250	249
	Norfolk Southern Corp.	4.837%	10/1/41	113	127
	Norfolk Southern Corp.	4.450%	6/15/45	75	81
	Norfolk Southern Corp.	4.650%	1/15/46	75	83
	Norfolk Southern Corp.	6.000%	3/15/05	100	120
	Norfolk Southern Corp.	6.000%	5/23/11	140	169
	Ryder System Inc.	2.450%	11/15/18	260	261
	Ryder System Inc.	2.350%	2/26/19	250	251
	Ryder System Inc.	2.550%	6/1/19	300	303
	Ryder System Inc.	2.500%	5/11/20	50	50
	Ryder System Inc.	2.250%	9/1/21	50	49
	Southwest Airlines Co.	2.750%	11/6/19	50	51
	Southwest Airlines Co.	2.650%	11/5/20	125	127
	Southwest Airlines Co.	3.000%	11/15/26	100	97
[4]	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	32	35
[4]	Spirit Airlines Class A Pass Through
	Certificates Series 2015-1	4.100%	10/1/29	23	24
	Trinity Industries Inc.	4.550%	10/1/24	60	61
	Union Pacific Corp.	2.250%	6/19/20	225	227
	Union Pacific Corp.	4.163%	7/15/22	459	496
	Union Pacific Corp.	3.250%	1/15/25	200	206
	Union Pacific Corp.	3.250%	8/15/25	50	51

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Union Pacific Corp.	2.750%	3/1/26	75	74
	Union Pacific Corp.	3.375%	2/1/35	100	99
	Union Pacific Corp.	4.050%	11/15/45	150	155
	Union Pacific Corp.	4.050%	3/1/46	150	155
	Union Pacific Corp.	3.799%	10/1/51	560	548
	Union Pacific Corp.	3.875%	2/1/55	100	97
	Union Pacific Corp.	4.375%	11/15/65	135	143
[4]	United Airlines 2013-1 Class A
	Pass Through Trust	4.300%	2/15/27	66	70
[4]	United Airlines 2014-1 Class A
	Pass Through Trust	4.000%	10/11/27	89	93
[4]	United Airlines 2015-1 Class A
	Pass Through Trust	3.700%	6/1/24	60	62
[4]	United Airlines 2015-1 Class AA
	Pass Through Trust	3.450%	12/1/27	167	170
[4]	United Airlines 2016-1 Class A
	Pass Through Trust	3.450%	1/7/30	50	51
[4]	United Airlines 2016-1 Class AA
	Pass Through Trust	3.100%	7/7/28	400	397
[4]	United Airlines 2016-2 Class A
	Pass Through Trust	3.100%	10/7/28	50	49
[4]	United Airlines 2016-2 Class AA
	Pass Through Trust	2.875%	10/7/28	75	73
	United Parcel Service Inc.	5.125%	4/1/19	100	106
	United Parcel Service Inc.	3.125%	1/15/21	200	207
	United Parcel Service Inc.	2.450%	10/1/22	450	454
	United Parcel Service Inc.	2.400%	11/15/26	150	145
	United Parcel Service Inc.	6.200%	1/15/38	278	378
	United Parcel Service Inc.	4.875%	11/15/40	75	88
	United Parcel Service Inc.	3.625%	10/1/42	75	74
	United Parcel Service Inc.	3.400%	11/15/46	85	81
[4]	US Airways 2013-1 Class A
	Pass Through Trust	3.950%	5/15/27	81	84
[4]	US Airways Inc. 2012-2 Class A
	Pass Through Trust	4.625%	12/3/26	37	40
					537,200
Utilities (1.9%)
	Electric (1.8%)
	Alabama Power Co.	6.125%	5/15/38	50	64
	Alabama Power Co.	5.500%	3/15/41	50	60
	Alabama Power Co.	5.200%	6/1/41	175	204
	Alabama Power Co.	3.850%	12/1/42	25	25
	Alabama Power Co.	4.150%	8/15/44	75	78
	Alabama Power Co.	3.750%	3/1/45	150	147
	Alabama Power Co.	4.300%	1/2/46	300	317
	Ameren Corp.	2.700%	11/15/20	100	101
	Ameren Corp.	3.650%	2/15/26	80	82
	Ameren Illinois Co.	2.700%	9/1/22	500	505
	American Electric Power Co. Inc.	2.950%	12/15/22	25	25
	Appalachian Power Co.	4.600%	3/30/21	50	54
	Appalachian Power Co.	3.300%	6/1/27	500	506
	Arizona Public Service Co.	8.750%	3/1/19	200	222
	Arizona Public Service Co.	3.150%	5/15/25	200	202
	Arizona Public Service Co.	4.500%	4/1/42	25	27
	Arizona Public Service Co.	4.350%	11/15/45	125	134
	Arizona Public Service Co.	3.750%	5/15/46	200	196
	Atlantic City Electric Co.	7.750%	11/15/18	100	108
	Baltimore Gas & Electric Co.	3.500%	11/15/21	350	366
	Baltimore Gas & Electric Co.	2.400%	8/15/26	50	47
	Baltimore Gas & Electric Co.	3.500%	8/15/46	100	94
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	125	125
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	100	105
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	103
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	285
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	200	268
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	177
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	100	109
	Black Hills Corp.	3.950%	1/15/26	75	77
	Black Hills Corp.	4.200%	9/15/46	100	98

	CenterPoint Energy Houston Electric
	LLC	1.850%	6/1/21	250	246
	CenterPoint Energy Houston Electric
	LLC	2.400%	9/1/26	300	285
	CenterPoint Energy Houston Electric
	LLC	6.950%	3/15/33	50	69
	Cleco Corporate Holdings LLC	3.743%	5/1/26	100	101
	Cleco Corporate Holdings LLC	4.973%	5/1/46	125	133
	Cleco Power LLC	6.000%	12/1/40	100	122
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	258
	CMS Energy Corp.	8.750%	6/15/19	200	224
	CMS Energy Corp.	5.050%	3/15/22	25	28
	CMS Energy Corp.	3.000%	5/15/26	75	74
	Commonwealth Edison Co.	4.000%	8/1/20	25	26
	Commonwealth Edison Co.	5.900%	3/15/36	50	63
	Commonwealth Edison Co.	6.450%	1/15/38	175	236
	Commonwealth Edison Co.	4.600%	8/15/43	300	334
	Commonwealth Edison Co.	4.700%	1/15/44	175	197
	Commonwealth Edison Co.	3.700%	3/1/45	300	294
	Commonwealth Edison Co.	3.650%	6/15/46	175	171
	Connecticut Light & Power Co.	2.500%	1/15/23	125	124
	Connecticut Light & Power Co.	3.200%	3/15/27	50	51
	Consolidated Edison Co. of
	New York Inc.	6.650%	4/1/19	425	459
	Consolidated Edison Co. of
	New York Inc.	4.450%	6/15/20	200	214
	Consolidated Edison Co. of
	New York Inc.	5.300%	3/1/35	200	235
	Consolidated Edison Co. of
	New York Inc.	5.850%	3/15/36	275	343
	Consolidated Edison Co. of
	New York Inc.	6.200%	6/15/36	75	97
	Consolidated Edison Co. of
	New York Inc.	4.450%	3/15/44	200	219
	Consolidated Edison Co. of
	New York Inc.	4.500%	12/1/45	375	415
	Consolidated Edison Co. of
	New York Inc.	3.850%	6/15/46	145	145
	Consolidated Edison Co. of
	New York Inc.	3.875%	6/15/47	75	76
	Consolidated Edison Inc.	2.000%	3/15/20	75	75
	Consolidated Edison Inc.	2.000%	5/15/21	75	74
	Constellation Energy Group Inc.	5.150%	12/1/20	200	215
	Consumers Energy Co.	3.375%	8/15/23	275	286
	Consumers Energy Co.	3.950%	5/15/43	75	77
	Consumers Energy Co.	3.250%	8/15/46	50	46
	Consumers Energy Co.	3.950%	7/15/47	50	52
	Delmarva Power & Light Co.	3.500%	11/15/23	25	26
	Delmarva Power & Light Co.	4.150%	5/15/45	100	105
	Dominion Energy Inc.	2.500%	12/1/19	50	50
	Dominion Energy Inc.	2.579%	7/1/20	100	100
	Dominion Energy Inc.	3.625%	12/1/24	50	51
	Dominion Energy Inc.	3.900%	10/1/25	125	129
	Dominion Energy Inc.	2.850%	8/15/26	100	95
	Dominion Energy Inc.	6.300%	3/15/33	100	125
	Dominion Energy Inc.	5.950%	6/15/35	225	276
	Dominion Energy Inc.	4.050%	9/15/42	200	196
	Dominion Energy Inc.	4.700%	12/1/44	175	190
[4]	Dominion Energy Inc.	5.750%	10/1/54	100	107
	DTE Electric Co.	3.650%	3/15/24	175	184
	DTE Electric Co.	3.375%	3/1/25	150	154
	DTE Electric Co.	4.000%	4/1/43	225	232
	DTE Electric Co.	3.700%	6/1/46	50	49
	DTE Energy Co.	1.500%	10/1/19	100	98
	DTE Energy Co.	2.400%	12/1/19	300	301
	DTE Energy Co.	2.850%	10/1/26	700	664
	DTE Energy Co.	3.800%	3/15/27	75	77
	Duke Energy Carolinas LLC	4.300%	6/15/20	325	346
	Duke Energy Carolinas LLC	3.900%	6/15/21	500	530
	Duke Energy Carolinas LLC	2.950%	12/1/26	175	174
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	155

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	129
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	33
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	33
	Duke Energy Carolinas LLC	5.300%	2/15/40	150	184
	Duke Energy Carolinas LLC	4.000%	9/30/42	75	77
	Duke Energy Corp.	5.050%	9/15/19	250	265
	Duke Energy Corp.	3.050%	8/15/22	75	76
	Duke Energy Corp.	3.750%	4/15/24	325	339
	Duke Energy Corp.	3.750%	9/1/46	150	143
	Duke Energy Florida LLC	6.350%	9/15/37	225	302
	Duke Energy Florida LLC	6.400%	6/15/38	200	272
	Duke Energy Florida LLC	3.850%	11/15/42	200	201
	Duke Energy Florida LLC	3.400%	10/1/46	100	93
[4]	Duke Energy Florida Project Finance
	LLC	1.196%	3/1/22	40	40
[4]	Duke Energy Florida Project Finance
	LLC	1.731%	9/1/22	50	49
[4]	Duke Energy Florida Project Finance
	LLC	2.538%	9/1/29	100	97
[4]	Duke Energy Florida Project Finance
	LLC	2.858%	3/1/33	50	47
[4]	Duke Energy Florida Project Finance
	LLC	3.112%	9/1/36	75	71
	Duke Energy Indiana LLC	3.750%	7/15/20	25	26
	Duke Energy Indiana LLC	6.350%	8/15/38	225	301
	Duke Energy Indiana LLC	4.200%	3/15/42	400	415
	Duke Energy Indiana LLC	3.750%	5/15/46	225	223
	Duke Energy Ohio Inc.	3.700%	6/15/46	25	24
	Duke Energy Progress Llc	5.300%	1/15/19	175	185
	Duke Energy Progress Llc	2.800%	5/15/22	100	102
	Duke Energy Progress LLC	4.375%	3/30/44	300	324
	Duke Energy Progress LLC	3.700%	10/15/46	50	49
	Edison International	2.950%	3/15/23	200	201
	El Paso Electric Co.	6.000%	5/15/35	50	59
	El Paso Electric Co.	5.000%	12/1/44	75	81
	Emera US Finance LP	2.150%	6/15/19	50	50
	Emera US Finance LP	2.700%	6/15/21	75	75
	Emera US Finance LP	3.550%	6/15/26	100	100
	Emera US Finance LP	4.750%	6/15/46	555	582
	Entergy Arkansas Inc.	3.750%	2/15/21	75	78
	Entergy Arkansas Inc.	3.500%	4/1/26	50	52
	Entergy Corp.	2.950%	9/1/26	200	192
	Entergy Louisiana LLC	5.400%	11/1/24	475	545
	Entergy Louisiana LLC	2.400%	10/1/26	75	71
	Entergy Louisiana LLC	3.120%	9/1/27	100	99
	Entergy Louisiana LLC	3.050%	6/1/31	425	410
	Entergy Louisiana LLC	4.950%	1/15/45	150	154
	Entergy Texas Inc.	7.125%	2/1/19	175	188
	Eversource Energy	4.500%	11/15/19	75	79
	Eversource Energy	3.150%	1/15/25	125	125
	Exelon Corp.	2.850%	6/15/20	75	76
	Exelon Corp.	3.497%	6/1/22	200	205
	Exelon Corp.	3.950%	6/15/25	200	207
	Exelon Corp.	3.400%	4/15/26	200	199
	Exelon Corp.	4.950%	6/15/35	225	247
	Exelon Corp.	5.625%	6/15/35	20	24
	Exelon Corp.	5.100%	6/15/45	250	280
	Exelon Corp.	4.450%	4/15/46	175	181
	Exelon Generation Co. LLC	2.950%	1/15/20	400	406
	Exelon Generation Co. LLC	4.000%	10/1/20	100	104
	Exelon Generation Co. LLC	5.600%	6/15/42	205	206
	FirstEnergy Corp.	2.850%	7/15/22	175	174
	FirstEnergy Corp.	3.900%	7/15/27	450	450
	FirstEnergy Corp.	7.375%	11/15/31	525	691
	FirstEnergy Corp.	4.850%	7/15/47	225	228
	Florida Power & Light Co.	5.625%	4/1/34	25	31
	Florida Power & Light Co.	5.960%	4/1/39	375	489
	Florida Power & Light Co.	4.125%	2/1/42	150	159
	Florida Power & Light Co.	3.800%	12/15/42	75	76
[7]	Fortis Inc.	2.100%	10/4/21	50	49

[7]	Fortis Inc.	3.055%	10/4/26	475	458
	Georgia Power Co.	1.950%	12/1/18	140	140
	Georgia Power Co.	2.400%	4/1/21	350	354
	Georgia Power Co.	3.250%	4/1/26	100	100
	Georgia Power Co.	5.650%	3/1/37	50	59
	Georgia Power Co.	5.400%	6/1/40	300	351
	Georgia Power Co.	4.750%	9/1/40	100	107
	Georgia Power Co.	4.300%	3/15/43	100	103
	Great Plains Energy Inc.	4.850%	6/1/21	250	266
	Great Plains Energy Inc.	3.900%	4/1/27	250	254
	Great Plains Energy Inc.	4.850%	4/1/47	125	129
	Gulf Power Co.	3.300%	5/30/27	50	50
	Iberdrola International BV	6.750%	7/15/36	75	98
	Indiana Michigan Power Co.	3.750%	7/1/47	150	146
	Interstate Power & Light Co.	6.250%	7/15/39	50	65
	Interstate Power & Light Co.	3.700%	9/15/46	125	120
	ITC Holdings Corp.	4.050%	7/1/23	75	78
	ITC Holdings Corp.	5.300%	7/1/43	175	203
[4]	John Sevier Combined Cycle
	Generation LLC	4.626%	1/15/42	70	75
	Kansas City Power & Light Co.	6.050%	11/15/35	50	62
	Kansas City Power & Light Co.	5.300%	10/1/41	100	117
	Kansas City Power & Light Co.	4.200%	6/15/47	100	102
	Kentucky Utilities Co.	3.250%	11/1/20	50	52
	Kentucky Utilities Co.	5.125%	11/1/40	125	149
	Kentucky Utilities Co.	4.375%	10/1/45	25	27
	LG&E & KU Energy LLC	4.375%	10/1/21	75	79
	MidAmerican Energy Co.	3.100%	5/1/27	150	151
	MidAmerican Energy Co.	6.750%	12/30/31	125	170
	MidAmerican Energy Co.	5.750%	11/1/35	125	156
	MidAmerican Energy Co.	3.950%	8/1/47	100	103
	Mississippi Power Co.	4.250%	3/15/42	150	132
	National Rural Utilities Cooperative
	Finance Corp.	1.650%	2/8/19	200	200
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/15/19	175	177
	National Rural Utilities Cooperative
	Finance Corp.	2.000%	1/27/20	300	301
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	375	377
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/1/20	200	200
	National Rural Utilities Cooperative
	Finance Corp.	2.700%	2/15/23	200	200
	National Rural Utilities Cooperative
	Finance Corp.	2.950%	2/7/24	250	252
	National Rural Utilities Cooperative
	Finance Corp.	4.023%	11/1/32	204	218
[4]	National Rural Utilities Cooperative
	Finance Corp.	4.750%	4/30/43	25	25
[4]	National Rural Utilities Cooperative
	Finance Corp.	5.250%	4/20/46	75	79
	Nevada Power Co.	7.125%	3/15/19	550	597
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	425	428
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	250	254
	Northern States Power Co.	2.200%	8/15/20	50	50
	Northern States Power Co.	6.250%	6/1/36	75	99
	Northern States Power Co.	6.200%	7/1/37	50	66
	Northern States Power Co.	5.350%	11/1/39	175	214
	Northern States Power Co.	4.000%	8/15/45	50	52
	Northern States Power Co.	3.600%	5/15/46	50	48
	NSTAR Electric Co.	2.375%	10/15/22	50	50
	NSTAR Electric Co.	3.200%	5/15/27	100	101
	NSTAR Electric Co.	5.500%	3/15/40	75	93
	Oglethorpe Power Corp.	6.100%	3/15/19	65	69
	Oglethorpe Power Corp.	5.950%	11/1/39	50	61
	Oglethorpe Power Corp.	5.375%	11/1/40	175	201
	Ohio Power Co.	5.375%	10/1/21	325	362
	Oklahoma Gas & Electric Co.	4.150%	4/1/47	50	52
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	475	506

Vanguard Total Bond Market Index Portfolio
			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	50	70
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	125	184
Pacific Gas & Electric Co.	8.250%	10/15/18	220	237
Pacific Gas & Electric Co.	3.250%	6/15/23	300	308
Pacific Gas & Electric Co.	3.750%	2/15/24	50	53
Pacific Gas & Electric Co.	3.400%	8/15/24	50	52
Pacific Gas & Electric Co.	3.500%	6/15/25	50	52
Pacific Gas & Electric Co.	6.050%	3/1/34	375	483
Pacific Gas & Electric Co.	6.350%	2/15/38	100	133
Pacific Gas & Electric Co.	4.450%	4/15/42	225	244
Pacific Gas & Electric Co.	4.600%	6/15/43	375	416
Pacific Gas & Electric Co.	4.750%	2/15/44	150	171
Pacific Gas & Electric Co.	4.250%	3/15/46	175	186
Pacific Gas & Electric Co.	4.000%	12/1/46	75	77
PacifiCorp	5.650%	7/15/18	100	104
PacifiCorp	3.600%	4/1/24	125	131
PacifiCorp	7.700%	11/15/31	600	868
PacifiCorp	5.250%	6/15/35	100	118
PacifiCorp	4.100%	2/1/42	200	207
PECO Energy Co.	2.375%	9/15/22	75	74
PG&E Corp.	2.400%	3/1/19	100	100
Potomac Electric Power Co.	6.500%	11/15/37	100	136
Potomac Electric Power Co.	4.150%	3/15/43	50	53
PPL Capital Funding Inc.	4.200%	6/15/22	25	27
PPL Capital Funding Inc.	3.500%	12/1/22	115	119
PPL Capital Funding Inc.	3.400%	6/1/23	100	103
PPL Capital Funding Inc.	3.950%	3/15/24	50	52
PPL Capital Funding Inc.	3.100%	5/15/26	100	98
PPL Capital Funding Inc.	4.700%	6/1/43	25	26
PPL Capital Funding Inc.	5.000%	3/15/44	200	225
PPL Electric Utilities Corp.	3.000%	9/15/21	275	282
PPL Electric Utilities Corp.	4.125%	6/15/44	50	52
PPL Electric Utilities Corp.	3.950%	6/1/47	75	77
Progress Energy Inc.	7.050%	3/15/19	400	431
Progress Energy Inc.	4.400%	1/15/21	100	106
Progress Energy Inc.	3.150%	4/1/22	40	41
Progress Energy Inc.	7.000%	10/30/31	119	157
Progress Energy Inc.	6.000%	12/1/39	25	31
PSEG Power LLC	8.625%	4/15/31	96	124
Public Service Co. of Colorado	5.125%	6/1/19	275	291
Public Service Co. of Colorado	3.200%	11/15/20	25	26
Public Service Co. of Colorado	3.600%	9/15/42	175	170
Public Service Co. of New Hampshire	3.500%	11/1/23	50	52
Public Service Electric & Gas Co.	2.300%	9/15/18	125	126
Public Service Electric & Gas Co.	1.900%	3/15/21	150	148
Public Service Electric & Gas Co.	3.000%	5/15/25	80	81
Public Service Electric & Gas Co.	2.250%	9/15/26	250	235
Public Service Electric & Gas Co.	3.000%	5/15/27	75	75
Public Service Electric & Gas Co.	3.800%	3/1/46	250	253
Puget Energy Inc.	6.000%	9/1/21	100	111
Puget Energy Inc.	3.650%	5/15/25	400	399
Puget Sound Energy Inc.	6.274%	3/15/37	125	163
Puget Sound Energy Inc.	5.757%	10/1/39	75	95
San Diego Gas & Electric Co.	2.500%	5/15/26	250	241
San Diego Gas & Electric Co.	4.500%	8/15/40	150	166
San Diego Gas & Electric Co.	3.750%	6/1/47	200	201
SCANA Corp.	4.125%	2/1/22	50	51
Sierra Pacific Power Co.	3.375%	8/15/23	50	51
Sierra Pacific Power Co.	2.600%	5/1/26	100	96
Sierra Pacific Power Co.	6.750%	7/1/37	150	202
South Carolina Electric & Gas Co.	6.500%	11/1/18	200	212
South Carolina Electric & Gas Co.	6.050%	1/15/38	25	31
South Carolina Electric & Gas Co.	5.450%	2/1/41	100	116
South Carolina Electric & Gas Co.	4.100%	6/15/46	350	345
South Carolina Electric & Gas Co.	4.500%	6/1/64	100	101
Southern California Edison Co.	3.875%	6/1/21	275	290
Southern California Edison Co.	1.845%	2/1/22	71	71
Southern California Edison Co.	2.400%	2/1/22	300	300
Southern California Edison Co.	3.500%	10/1/23	175	182
Southern California Edison Co.	6.650%	4/1/29	75	96
Southern California Edison Co.	5.750%	4/1/35	75	94

Southern California Edison Co.	5.350%	7/15/35	100	120
Southern California Edison Co.	5.625%	2/1/36	125	154
Southern California Edison Co.	4.500%	9/1/40	75	83
Southern California Edison Co.	4.050%	3/15/42	125	130
Southern California Edison Co.	4.650%	10/1/43	85	96
Southern Co.	1.550%	7/1/18	100	100
Southern Co.	1.850%	7/1/19	75	75
Southern Co.	2.150%	9/1/19	50	50
Southern Co.	2.750%	6/15/20	250	253
Southern Co.	2.350%	7/1/21	175	174
Southern Co.	3.250%	7/1/26	100	98
Southern Co.	4.250%	7/1/36	250	255
Southern Co.	4.400%	7/1/46	300	307
Southern Power Co.	2.375%	6/1/20	50	50
Southern Power Co.	2.500%	12/15/21	400	396
Southern Power Co.	4.150%	12/1/25	100	104
Southern Power Co.	5.150%	9/15/41	100	106
Southern Power Co.	5.250%	7/15/43	50	53
Southern Power Co.	4.950%	12/15/46	75	77
Southwestern Electric Power Co.	6.450%	1/15/19	100	106
Southwestern Electric Power Co.	6.200%	3/15/40	50	64
Southwestern Electric Power Co.	3.900%	4/1/45	200	200
Southwestern Public Service Co.	3.300%	6/15/24	315	323
Southwestern Public Service Co.	4.500%	8/15/41	100	110
Southwestern Public Service Co.	3.400%	8/15/46	375	351
Tampa Electric Co.	2.600%	9/15/22	75	74
Tampa Electric Co.	6.550%	5/15/36	25	32
Tampa Electric Co.	4.100%	6/15/42	50	49
Tampa Electric Co.	4.200%	5/15/45	250	251
TECO Finance Inc.	5.150%	3/15/20	50	53
Toledo Edison Co.	6.150%	5/15/37	25	31
TransAlta Corp.	4.500%	11/15/22	100	101
Tucson Electric Power Co.	3.050%	3/15/25	50	49
UIL Holdings Corp.	4.625%	10/1/20	75	77
Union Electric Co.	3.500%	4/15/24	225	234
Union Electric Co.	8.450%	3/15/39	150	240
Union Electric Co.	3.650%	4/15/45	125	123
Virginia Electric & Power Co.	3.450%	2/15/24	50	52
Virginia Electric & Power Co.	2.950%	11/15/26	75	74
Virginia Electric & Power Co.	3.500%	3/15/27	500	514
Virginia Electric & Power Co.	6.000%	1/15/36	125	159
Virginia Electric & Power Co.	6.350%	11/30/37	50	67
Virginia Electric & Power Co.	4.000%	1/15/43	250	257
Virginia Electric & Power Co.	4.450%	2/15/44	475	522
WEC Energy Group Inc.	2.450%	6/15/20	75	75
WEC Energy Group Inc.	3.550%	6/15/25	200	206
Westar Energy Inc.	2.550%	7/1/26	150	145
Westar Energy Inc.	3.100%	4/1/27	100	99
Westar Energy Inc.	4.125%	3/1/42	200	209
Westar Energy Inc.	4.100%	4/1/43	50	52
Westar Energy Inc.	4.625%	9/1/43	25	28
Westar Energy Inc.	4.250%	12/1/45	25	26
Wisconsin Electric Power Co.	2.950%	9/15/21	75	77
Wisconsin Electric Power Co.	4.250%	6/1/44	100	105
Wisconsin Power & Light Co.	6.375%	8/15/37	100	133
Xcel Energy Inc.	4.700%	5/15/20	100	106
Xcel Energy Inc.	2.400%	3/15/21	100	100
Xcel Energy Inc.	2.600%	3/15/22	75	76
Xcel Energy Inc.	3.300%	6/1/25	525	531
Xcel Energy Inc.	3.350%	12/1/26	75	76

Natural Gas (0.1%)
Atmos Energy Corp.	8.500%	3/15/19	75	83
Atmos Energy Corp.	3.000%	6/15/27	100	99
Atmos Energy Corp.	5.500%	6/15/41	200	245
Atmos Energy Corp.	4.150%	1/15/43	100	104
Atmos Energy Corp.	4.125%	10/15/44	50	52
CenterPoint Energy Resources Corp.	4.500%	1/15/21	25	26
CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	307
NiSource Finance Corp.	6.800%	1/15/19	12	13
NiSource Finance Corp.	5.450%	9/15/20	225	245

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	NiSource Finance Corp.	3.490%	5/15/27	250	252
	NiSource Finance Corp.	5.950%	6/15/41	100	124
	NiSource Finance Corp.	4.800%	2/15/44	125	137
	NiSource Finance Corp.	4.375%	5/15/47	250	260
	ONE Gas Inc.	2.070%	2/1/19	75	75
	ONE Gas Inc.	4.658%	2/1/44	25	28
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	54
	Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	50	47
	Sempra Energy	1.625%	10/7/19	100	99
	Sempra Energy	2.850%	11/15/20	395	401
	Sempra Energy	2.875%	10/1/22	100	100
	Sempra Energy	4.050%	12/1/23	100	106
	Sempra Energy	3.750%	11/15/25	105	108
	Sempra Energy	6.000%	10/15/39	150	189
	Southern California Gas Co.	2.600%	6/15/26	200	193
	Southern California Gas Co.	3.750%	9/15/42	125	126
	Southern Co. Gas Capital Corp.	3.500%	9/15/21	325	334
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	75	74
	Southern Co. Gas Capital Corp.	5.875%	3/15/41	75	90
	Southern Co. Gas Capital Corp.	4.400%	6/1/43	50	51
	Southern Co. Gas Capital Corp.	3.950%	10/1/46	100	95
	Southern Co. Gas Capital Corp.	4.400%	5/30/47	100	103

	Other Utility (0.0%)
	American Water Capital Corp.	3.400%	3/1/25	75	78
	American Water Capital Corp.	6.593%	10/15/37	150	207
	American Water Capital Corp.	4.300%	9/1/45	100	108
	United Utilities plc	5.375%	2/1/19	225	234
					62,064
Total Corporate Bonds (Cost $844,208)					876,903
Sovereign Bonds (4.8%)
	African Development Bank	1.625%	10/2/18	300	300
	African Development Bank	1.000%	11/2/18	350	348
	African Development Bank	1.000%	5/15/19	200	198
	African Development Bank	1.875%	3/16/20	500	502
	African Development Bank	1.250%	7/26/21	500	486
	African Development Bank	2.375%	9/23/21	300	304
	Asian Development Bank	5.593%	7/16/18	275	286
	Asian Development Bank	1.750%	9/11/18	225	226
	Asian Development Bank	0.875%	10/5/18	550	546
	Asian Development Bank	1.875%	10/23/18	950	954
	Asian Development Bank	1.375%	1/15/19	500	499
	Asian Development Bank	1.750%	3/21/19	25	25
	Asian Development Bank	1.875%	4/12/19	50	50
	Asian Development Bank	1.000%	8/16/19	300	296
	Asian Development Bank	1.750%	1/10/20	600	602
	Asian Development Bank	1.500%	1/22/20	700	698
	Asian Development Bank	1.625%	5/5/20	1,225	1,223
	Asian Development Bank	1.625%	3/16/21	500	496
	Asian Development Bank	1.750%	6/8/21	625	621
	Asian Development Bank	2.000%	2/16/22	650	650
	Asian Development Bank	1.875%	2/18/22	600	596
	Asian Development Bank	2.000%	1/22/25	300	293
	Asian Development Bank	2.000%	4/24/26	100	97
	Asian Development Bank	2.625%	1/12/27	200	203
[7]	Bank of England	1.250%	3/14/19	50	50
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	150	149
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	300	301
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	500	499
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	300	315
	Corp. Andina de Fomento	8.125%	6/4/19	1,150	1,277
	Corp. Andina de Fomento	2.125%	9/27/21	200	198
	Council Of Europe Development Bank	1.500%	5/17/19	100	100
	Council Of Europe Development Bank	1.625%	3/10/20	300	299
	Council Of Europe Development Bank	1.625%	3/16/21	200	198
	Ecopetrol SA	4.250%	9/18/18	100	102
	Ecopetrol SA	5.875%	9/18/23	225	246
	Ecopetrol SA	4.125%	1/16/25	200	195
	Ecopetrol SA	5.375%	6/26/26	750	777
	Ecopetrol SA	7.375%	9/18/43	100	108

	Ecopetrol SA	5.875%	5/28/45	200	184
	Emirates Telecommunications
	Group Co. PJSC	3.500%	6/18/24	200	203
	European Bank for Reconstruction
	& Development	1.000%	9/17/18	150	149
	European Bank for Reconstruction
	& Development	1.625%	11/15/18	200	200
	European Bank for Reconstruction
	& Development	1.750%	6/14/19	275	276
	European Bank for Reconstruction
	& Development	0.875%	7/22/19	850	837
	European Bank for Reconstruction
	& Development	1.750%	11/26/19	500	501
	European Bank for Reconstruction
	& Development	1.500%	3/16/20	350	348
	European Bank for Reconstruction
	& Development	1.875%	2/23/22	200	198
	European Investment Bank	1.125%	8/15/18	350	349
	European Investment Bank	1.625%	12/18/18	400	401
	European Investment Bank	1.875%	3/15/19	1,500	1,509
	European Investment Bank	1.750%	6/17/19	885	888
	European Investment Bank	1.125%	8/15/19	2,500	2,477
	European Investment Bank	1.625%	3/16/20	275	274
	European Investment Bank	1.375%	6/15/20	1,825	1,805
	European Investment Bank	2.875%	9/15/20	1,025	1,059
	European Investment Bank	1.625%	12/15/20	125	124
	European Investment Bank	4.000%	2/16/21	25	27
	European Investment Bank	2.000%	3/15/21	1,550	1,556
	European Investment Bank	2.500%	4/15/21	850	867
	European Investment Bank	1.625%	6/15/21	1,000	987
	European Investment Bank	1.375%	9/15/21	100	98
	European Investment Bank	2.125%	10/15/21	100	100
	European Investment Bank	2.375%	6/15/22	1,400	1,417
	European Investment Bank	3.250%	1/29/24	400	423
	European Investment Bank	2.500%	10/15/24	200	203
	European Investment Bank	1.875%	2/10/25	1,050	1,013
[8]	Export Development Canada	1.750%	8/19/19	100	100
[8]	Export Development Canada	1.625%	12/3/19	150	149
[8]	Export Development Canada	1.625%	1/17/20	450	449
	Export Development Canada	1.625%	6/1/20	90	90
	Export Development Canada	1.500%	5/26/21	525	514
	Export Development Canada	1.375%	10/21/21	200	194
	Export-Import Bank of Korea	1.750%	2/27/18	325	325
	Export-Import Bank of Korea	2.875%	9/17/18	200	202
	Export-Import Bank of Korea	2.375%	8/12/19	200	201
	Export-Import Bank of Korea	1.500%	10/21/19	175	172
	Export-Import Bank of Korea	2.500%	5/10/21	300	298
	Export-Import Bank of Korea	4.375%	9/15/21	75	80
	Export-Import Bank of Korea	1.875%	10/21/21	250	242
	Export-Import Bank of Korea	5.000%	4/11/22	275	302
	Export-Import Bank of Korea	4.000%	1/14/24	650	687
	Export-Import Bank of Korea	2.625%	5/26/26	200	192
	FMS Wertmanagement AoeR	1.625%	11/20/18	500	501
	FMS Wertmanagement AoeR	1.000%	8/16/19	500	493
[9]	FMS Wertmanagement AoeR	1.750%	1/24/20	500	499
	FMS Wertmanagement AoeR	1.750%	3/17/20	150	150
	Hydro-Quebec	8.400%	1/15/22	375	461
	Hydro-Quebec	8.050%	7/7/24	200	260
	Industrial & Commercial Bank of
	China Ltd.	3.231%	11/13/19	250	254
	Industrial & Commercial Bank of
	China Ltd.	2.635%	5/26/21	250	248
	Inter-American Development Bank	1.750%	8/24/18	275	276
	Inter-American Development Bank	1.125%	8/28/18	500	498
	Inter-American Development Bank	4.250%	9/10/18	1,050	1,084
	Inter-American Development Bank	1.000%	5/13/19	300	297
	Inter-American Development Bank	1.125%	9/12/19	100	99
	Inter-American Development Bank	3.875%	9/17/19	1,000	1,048
	Inter-American Development Bank	1.750%	10/15/19	600	602
	Inter-American Development Bank	3.875%	2/14/20	50	53
	Inter-American Development Bank	1.625%	5/12/20	250	249

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Inter-American Development Bank	1.875%	6/16/20	275	276
	Inter-American Development Bank	2.125%	1/18/22	700	704
	Inter-American Development Bank	1.750%	4/14/22	800	790
	Inter-American Development Bank	3.000%	2/21/24	650	679
	Inter-American Development Bank	2.125%	1/15/25	400	394
	Inter-American Development Bank	7.000%	6/15/25	100	129
	Inter-American Development Bank	2.000%	6/2/26	1,000	965
	Inter-American Development Bank	2.375%	7/7/27	450	447
	International Bank for Reconstruction
	& Development	0.875%	7/19/18	1,100	1,094
	International Bank for Reconstruction
	& Development	1.875%	3/15/19	1,225	1,232
	International Bank for Reconstruction
	& Development	1.250%	7/26/19	1,200	1,193
	International Bank for Reconstruction
	& Development	0.875%	8/15/19	925	912
	International Bank for Reconstruction
	& Development	1.875%	10/7/19	600	603
	International Bank for Reconstruction
	& Development	1.125%	11/27/19	525	519
	International Bank for Reconstruction
	& Development	1.375%	3/30/20	100	99
	International Bank for Reconstruction
	& Development	1.875%	4/21/20	2,000	2,006
	International Bank for Reconstruction
	& Development	1.625%	3/9/21	1,100	1,092
	International Bank for Reconstruction
	& Development	1.375%	5/24/21	1,100	1,081
	International Bank for Reconstruction
	& Development	2.250%	6/24/21	450	456
	International Bank for Reconstruction
	& Development	1.375%	9/20/21	2,250	2,197
	International Bank for Reconstruction
	& Development	1.625%	2/10/22	1,025	1,008
	International Bank for Reconstruction
	& Development	2.500%	7/29/25	1,000	1,007
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	400	502
	International Finance Corp.	1.250%	7/16/18	150	150
	International Finance Corp.	1.750%	9/4/18	350	351
	International Finance Corp.	1.750%	9/16/19	300	301
	International Finance Corp.	1.750%	3/30/20	450	450
	International Finance Corp.	2.125%	4/7/26	1,100	1,075
[10]	Japan Bank for International
	Cooperation	1.750%	7/31/18	150	150
[10]	Japan Bank for International
	Cooperation	1.750%	11/13/18	400	399
[10]	Japan Bank for International
	Cooperation	2.125%	6/1/20	350	349
[10]	Japan Bank for International
	Cooperation	1.875%	4/20/21	300	295
[10]	Japan Bank for International
	Cooperation	1.500%	7/21/21	750	724
[10]	Japan Bank for International
	Cooperation	2.000%	11/4/21	1,650	1,618
[10]	Japan Bank for International
	Cooperation	2.500%	6/1/22	450	450
[10]	Japan Bank for International
	Cooperation	3.375%	7/31/23	100	105
[10]	Japan Bank for International
	Cooperation	3.000%	5/29/24	500	512
[10]	Japan Bank for International
	Cooperation	2.125%	2/10/25	200	193
[10]	Japan Bank for International
	Cooperation	2.500%	5/28/25	200	197
[10]	Japan Bank for International
	Cooperation	2.375%	4/20/26	200	194
[10]	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	300	316
[10]	Japan International Cooperation
	Agency	2.750%	4/27/27	200	199

[9]	KFW	1.125%	8/6/18	600	598
[9]	KFW	1.000%	9/7/18	300	298
[9]	KFW	1.375%	12/14/18	150	150
[9]	KFW	1.875%	4/1/19	775	779
[9]	KFW	4.875%	6/17/19	1,350	1,435
[9]	KFW	1.000%	7/15/19	650	643
[9]	KFW	1.750%	10/15/19	200	201
[9]	KFW	4.000%	1/27/20	50	53
[9]	KFW	1.500%	4/20/20	625	621
[9]	KFW	1.625%	5/29/20	1,900	1,894
[9]	KFW	1.875%	6/30/20	1,100	1,103
[9]	KFW	2.750%	9/8/20	3,200	3,292
[9]	KFW	2.750%	10/1/20	200	206
[9]	KFW	1.625%	3/15/21	900	891
[9]	KFW	1.500%	6/15/21	1,700	1,672
[9]	KFW	2.000%	11/30/21	600	600
[9]	KFW	2.125%	3/7/22	1,000	1,003
[9]	KFW	2.125%	6/15/22	1,550	1,553
[9]	KFW	2.000%	10/4/22	650	645
[9]	KFW	2.125%	1/17/23	1,025	1,023
[9]	KFW	2.500%	11/20/24	800	810
[9]	KFW	2.000%	5/2/25	300	292
[9]	KFW	0.000%	4/18/36	400	227
	Korea Development Bank	3.000%	3/17/19	200	203
	Korea Development Bank	4.625%	11/16/21	150	162
	Korea Development Bank	3.000%	9/14/22	750	758
	Korea Development Bank	3.750%	1/22/24	400	416
[9]	Landwirtschaftliche Rentenbank	1.875%	9/17/18	150	151
[9]	Landwirtschaftliche Rentenbank	1.750%	4/15/19	75	75
[9]	Landwirtschaftliche Rentenbank	1.375%	10/23/19	50	50
[9]	Landwirtschaftliche Rentenbank	2.250%	10/1/21	75	76
[9]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	828
[9]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	474
[9]	Landwirtschaftliche Rentenbank	1.750%	7/27/26	275	258
	Nexen Energy ULC	7.875%	3/15/32	50	70
	Nexen Energy ULC	6.400%	5/15/37	450	577
	Nexen Energy ULC	7.500%	7/30/39	200	289
	Nordic Investment Bank	0.875%	9/27/18	200	199
	Nordic Investment Bank	1.875%	6/14/19	300	302
	Nordic Investment Bank	1.500%	9/29/20	200	198
	Nordic Investment Bank	1.250%	8/2/21	400	389
	North American Development Bank	4.375%	2/11/20	100	105
[11]	Oesterreichische Kontrollbank AG	1.125%	4/26/19	350	347
[11]	Oesterreichische Kontrollbank AG	1.750%	1/24/20	250	250
[11]	Oesterreichische Kontrollbank AG	1.375%	2/10/20	700	692
[11]	Oesterreichische Kontrollbank AG	1.500%	10/21/20	300	296
[4]	Oriental Republic of Uruguay	4.500%	8/14/24	125	135
[4]	Oriental Republic of Uruguay	4.375%	10/27/27	150	160
[4]	Oriental Republic of Uruguay	7.625%	3/21/36	400	544
[4]	Oriental Republic of Uruguay	4.125%	11/20/45	300	278
[4]	Oriental Republic of Uruguay	5.100%	6/18/50	850	873
	Petroleos Mexicanos	5.500%	2/4/19	500	522
	Petroleos Mexicanos	6.000%	3/5/20	100	107
	Petroleos Mexicanos	3.500%	7/23/20	100	101
	Petroleos Mexicanos	5.500%	1/21/21	400	422
	Petroleos Mexicanos	6.375%	2/4/21	1,451	1,571
	Petroleos Mexicanos	4.875%	1/24/22	425	439
	Petroleos Mexicanos	3.500%	1/30/23	365	349
	Petroleos Mexicanos	4.625%	9/21/23	487	491
	Petroleos Mexicanos	4.875%	1/18/24	350	355
	Petroleos Mexicanos	2.378%	4/15/25	40	40
	Petroleos Mexicanos	4.500%	1/23/26	125	121
	Petroleos Mexicanos	6.875%	8/4/26	429	476
[7]	Petroleos Mexicanos	6.500%	3/13/27	300	322
	Petroleos Mexicanos	6.625%	6/15/35	625	648
	Petroleos Mexicanos	6.625%	6/15/38	150	153
	Petroleos Mexicanos	6.500%	6/2/41	400	398
	Petroleos Mexicanos	5.500%	6/27/44	184	163
	Petroleos Mexicanos	5.625%	1/23/46	1,059	945
	Petroleos Mexicanos	6.750%	9/21/47	688	694

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[12]	Power Sector Assets & Liabilities
	Management Corp.	9.625%	5/15/28	35	53
	Province of Alberta	1.900%	12/6/19	400	399
	Province of British Columbia	2.000%	10/23/22	200	198
	Province of British Columbia	2.250%	6/2/26	300	289
	Province of Manitoba	1.750%	5/30/19	175	175
	Province of Manitoba	2.050%	11/30/20	300	300
	Province of Manitoba	2.100%	9/6/22	150	148
	Province of Manitoba	3.050%	5/14/24	250	256
	Province of Manitoba	2.125%	6/22/26	90	85
	Province of Ontario	3.000%	7/16/18	225	228
	Province of Ontario	2.000%	9/27/18	200	200
	Province of Ontario	1.250%	6/17/19	500	494
	Province of Ontario	1.650%	9/27/19	225	223
	Province of Ontario	4.000%	10/7/19	575	600
	Province of Ontario	4.400%	4/14/20	700	743
	Province of Ontario	2.500%	9/10/21	575	583
	Province of Ontario	2.400%	2/8/22	650	653
	Province of Ontario	2.250%	5/18/22	500	500
	Province of Ontario	2.450%	6/29/22	150	150
	Province of Ontario	3.200%	5/16/24	150	156
	Province of Ontario	2.500%	4/27/26	250	246
	Province of Quebec	3.500%	7/29/20	350	363
	Province of Quebec	2.750%	8/25/21	325	330
	Province of Quebec	2.375%	1/31/22	100	100
	Province of Quebec	2.625%	2/13/23	400	406
	Province of Quebec	2.500%	4/20/26	200	196
	Province of Quebec	2.750%	4/12/27	850	846
	Province of Quebec	7.500%	9/15/29	475	674
	Republic of Chile	2.250%	10/30/22	175	173
	Republic of Chile	3.125%	1/21/26	735	750
	Republic of Chile	3.860%	6/21/47	275	276
	Republic of Colombia	7.375%	3/18/19	400	437
	Republic of Colombia	4.375%	7/12/21	450	479
	Republic of Colombia	4.000%	2/26/24	700	728
	Republic of Colombia	8.125%	5/21/24	100	128
[4]	Republic of Colombia	4.500%	1/28/26	522	554
[4]	Republic of Colombia	3.875%	4/25/27	100	101
	Republic of Colombia	10.375%	1/28/33	200	306
	Republic of Colombia	7.375%	9/18/37	100	129
	Republic of Colombia	6.125%	1/18/41	575	664
[4]	Republic of Colombia	5.625%	2/26/44	200	219
[4]	Republic of Colombia	5.000%	6/15/45	800	807
	Republic of Hungary	6.250%	1/29/20	350	383
	Republic of Hungary	6.375%	3/29/21	2,450	2,756
	Republic of Hungary	7.625%	3/29/41	100	149
	Republic of Italy	6.875%	9/27/23	475	561
	Republic of Italy	5.375%	6/15/33	175	198
	Republic of Korea	7.125%	4/16/19	600	655
	Republic of Korea	5.625%	11/3/25	100	120
	Republic of Panama	5.200%	1/30/20	200	216
[4]	Republic of Panama	4.000%	9/22/24	200	209
[4]	Republic of Panama	3.750%	3/16/25	200	205
	Republic of Panama	7.125%	1/29/26	400	508
[4]	Republic of Panama	3.875%	3/17/28	300	308
	Republic of Panama	9.375%	4/1/29	300	442
[4]	Republic of Panama	6.700%	1/26/36	292	376
[4]	Republic of Panama	4.500%	5/15/47	200	203
[4]	Republic of Panama	4.300%	4/29/53	200	196
	Republic of Peru	7.350%	7/21/25	425	559
	Republic of Peru	8.750%	11/21/33	645	989
[4]	Republic of Peru	6.550%	3/14/37	225	295
	Republic of Peru	5.625%	11/18/50	350	424
	Republic of Poland	6.375%	7/15/19	961	1,045
	Republic of Poland	5.125%	4/21/21	275	303
	Republic of Poland	5.000%	3/23/22	775	861
	Republic of Poland	3.000%	3/17/23	325	331
	Republic of Poland	4.000%	1/22/24	150	160
	Republic of Poland	3.250%	4/6/26	150	153
	Republic of the Philippines	4.000%	1/15/21	350	373

Republic of the Philippines	9.500%	10/21/24	350	506
Republic of the Philippines	10.625%	3/16/25	100	154
Republic of the Philippines	5.500%	3/30/26	225	270
Republic of the Philippines	9.500%	2/2/30	225	361
Republic of the Philippines	7.750%	1/14/31	400	577
Republic of the Philippines	6.375%	1/15/32	500	654
Republic of the Philippines	6.375%	10/23/34	550	738
Republic of the Philippines	3.950%	1/20/40	100	105
Republic of the Philippines	3.700%	3/1/41	200	202
State of Israel	5.125%	3/26/19	350	370
State of Israel	3.150%	6/30/23	400	411
State of Israel	2.875%	3/16/26	200	199
State of Israel	4.500%	1/30/43	200	212
Statoil ASA	3.125%	8/17/17	400	401
Statoil ASA	1.250%	11/9/17	200	200
Statoil ASA	5.250%	4/15/19	25	26
Statoil ASA	2.250%	11/8/19	250	251
Statoil ASA	2.750%	11/10/21	300	304
Statoil ASA	3.150%	1/23/22	150	154
Statoil ASA	2.450%	1/17/23	150	148
Statoil ASA	2.650%	1/15/24	100	99
Statoil ASA	3.250%	11/10/24	50	51
Statoil ASA	7.250%	9/23/27	400	535
Statoil ASA	5.100%	8/17/40	125	143
Statoil ASA	4.250%	11/23/41	175	179
Statoil ASA	3.950%	5/15/43	125	124
Statoil ASA	4.800%	11/8/43	175	195
Svensk Exportkredit AB	1.250%	4/12/19	300	298
Svensk Exportkredit AB	1.875%	6/17/19	200	201
Svensk Exportkredit AB	1.125%	8/28/19	300	296
Svensk Exportkredit AB	1.750%	5/18/20	190	190
Svensk Exportkredit AB	1.875%	6/23/20	200	200
Svensk Exportkredit AB	1.750%	3/10/21	250	248
United Mexican States	5.125%	1/15/20	200	217
United Mexican States	3.500%	1/21/21	100	104
United Mexican States	3.625%	3/15/22	958	993
United Mexican States	4.000%	10/2/23	1,026	1,074
United Mexican States	3.600%	1/30/25	600	608
United Mexican States	4.125%	1/21/26	200	208
United Mexican States	4.150%	3/28/27	300	311
United Mexican States	7.500%	4/8/33	100	134
United Mexican States	6.750%	9/27/34	533	679
United Mexican States	6.050%	1/11/40	1,145	1,352
United Mexican States	4.750%	3/8/44	765	766
United Mexican States	4.600%	1/23/46	600	587
United Mexican States	4.350%	1/15/47	350	330
United Mexican States	5.750%	10/12/10	342	355
Total Sovereign Bonds (Cost $152,752)				154,972
Taxable Municipal Bonds (0.7%)
Alabama Economic Settlement
Authority BP Settlement Revenue	3.163%	9/15/25	100	102
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	5.939%	2/15/47	150	187
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	6.270%	2/15/50	50	62
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	7.499%	2/15/50	50	71
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	8.084%	2/15/50	125	199
Bay Area Toll Authority
California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	100	140
Bay Area Toll Authority
California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	250	357

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Bay Area Toll Authority
California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	200	302
California Department of Water
Resources Power Supply Revenue	2.000%	5/1/22	150	148
California GO	6.200%	10/1/19	275	301
California GO	5.700%	11/1/21	250	285
California GO	7.500%	4/1/34	600	871
California GO	7.300%	10/1/39	75	110
California GO	7.350%	11/1/39	925	1,358
California GO	7.625%	3/1/40	205	312
California GO	7.600%	11/1/40	200	311
California State University Systemwide
Revenue	3.899%	11/1/47	50	51
Central Puget Sound WA Regional
Transit Authority Sales & Use Tax
Revenue	5.491%	11/1/39	50	63
Chicago IL GO	7.045%	1/1/29	50	52
Chicago IL GO	7.375%	1/1/33	150	156
Chicago IL GO	7.781%	1/1/35	50	52
Chicago IL O’Hare International
Airport Revenue	6.395%	1/1/40	125	169
Chicago IL Transit Authority Sales
Tax Receipts Revenue	6.200%	12/1/40	150	180
Chicago IL Transit Authority Transfer
Tax Receipts Revenue	6.899%	12/1/40	125	159
Chicago IL Water Revenue	6.742%	11/1/40	175	223
Clark County NV Airport System
Revenue	6.881%	7/1/42	100	110
Clark County NV Airport System
Revenue	6.820%	7/1/45	100	146
Connecticut GO	5.090%	10/1/30	175	192
Connecticut GO	5.850%	3/15/32	200	234
Cook County IL GO	6.229%	11/15/34	50	61
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	134
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	60
Dallas TX Convention Center Hotel
Development Corp. Hotel Revenue	7.088%	1/1/42	150	200
Dallas TX Independent School District
GO	6.450%	2/15/35	100	114
District of Columbia Income Tax
Revenue	5.591%	12/1/34	50	62
District of Columbia Water & Sewer
Authority Public Utility Revenue	4.814%	10/1/14	150	159
Energy Northwest Washington
Electric Revenue (Columbia
Generating Station)	2.197%	7/1/19	100	101
Florida Board of Administration
Finance Corp Revenue	2.638%	7/1/21	150	151
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.107%	7/1/18	125	126
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.995%	7/1/20	450	460
George Washington University
District of Columbia GO	3.485%	9/15/22	200	208
Georgia Municipal Electric Power
Authority Revenue	6.637%	4/1/57	250	307
Georgia Municipal Electric Power
Authority Revenue	6.655%	4/1/57	150	183
Georgia Municipal Electric Power
Authority Revenue	7.055%	4/1/57	75	86
Houston TX GO	6.290%	3/1/32	145	172
Illinois GO	5.877%	3/1/19	250	260
Illinois GO	4.950%	6/1/23	400	405
Illinois GO	5.100%	6/1/33	1,200	1,123
Illinois GO	7.350%	7/1/35	300	321
Illinois Toll Highway Authority
Revenue	6.184%	1/1/34	50	64
Illinois Toll Highway Authority Revenue 5.851%		12/1/34	50	63

JobsOhio Beverage System Statewide
Liquor Profits Revenue	3.985%	1/1/29	150	160
JobsOhio Beverage System Statewide
Liquor Profits Revenue	4.532%	1/1/35	100	110
Los Angeles CA Department of Water
& Power Revenue	6.166%	7/1/40	25	28
Los Angeles CA Department of Water
& Power Revenue	6.574%	7/1/45	100	146
Los Angeles CA Department of Water
& Power Revenue	6.603%	7/1/50	100	147
Los Angeles CA Unified School District
GO	5.755%	7/1/29	200	246
Los Angeles CA Unified School District
GO	5.750%	7/1/34	125	158
Los Angeles CA Unified School District
GO	6.758%	7/1/34	200	275
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax
Revenue	5.735%	6/1/39	75	95
Los Angeles County CA Public Works
Financing Authority Lease Revenue	7.618%	8/1/40	50	74
Maryland Transportation Authority
Facilities Projects Revenue	5.888%	7/1/43	50	66
Massachusetts GO	4.200%	12/1/21	125	133
Massachusetts GO	5.456%	12/1/39	150	189
Massachusetts School Building
Authority Dedicated Sales Tax
Revenue	5.715%	8/15/39	100	127
Massachusetts Transportation Fund
Revenue	5.731%	6/1/40	50	65
Metropolitan Government of Nashville
& Davidson County TN
Convention Center Authority Tourism
Tax Revenue	6.731%	7/1/43	50	67
Metropolitan Washington DC/
VA Airports Authority Dulles Toll Road
Revenue	7.462%	10/1/46	50	73
Mississippi GO	5.245%	11/1/34	50	60
Missouri Health & Educational
Facilities Authority Revenue
(Washington University)	3.652%	8/15/57	100	99
Missouri Highways & Transportation
Commission Road Revenue	5.445%	5/1/33	50	60
New Jersey Economic Development
Authority Revenue (State Pension
Funding)	7.425%	2/15/29	225	276
New Jersey Transportation Trust Fund
Authority Transportation System
Revenue	6.104%	12/15/28	100	105
New Jersey Transportation Trust Fund
Authority Transportation System
Revenue	6.561%	12/15/40	400	466
New Jersey Turnpike Authority
Revenue	7.414%	1/1/40	100	150
New York City NY GO	6.246%	6/1/35	25	28
New York City NY GO	5.517%	10/1/37	50	62
New York City NY GO	6.271%	12/1/37	100	134
New York City NY Municipal Water
Finance Authority Water & Sewer
System Revenue	5.750%	6/15/41	50	66
New York City NY Municipal Water
Finance Authority Water & Sewer
System Revenue	5.952%	6/15/42	50	68
New York City NY Municipal Water
Finance Authority Water & Sewer
System Revenue	6.011%	6/15/42	50	68
New York City NY Municipal Water
Finance Authority Water & Sewer
System Revenue	5.440%	6/15/43	100	128

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
New York City NY Municipal Water
Finance Authority Water & Sewer
System Revenue	5.882%	6/15/44	175	237
New York City NY Transitional Finance
Authority Future Tax Revenue	5.767%	8/1/36	150	185
New York City NY Transitional Finance
Authority Future Tax Revenue	5.508%	8/1/37	100	125
New York City NY Transitional Finance
Authority Future Tax Revenue	5.572%	11/1/38	75	94
New York Metropolitan
Transportation Authority Revenue
(Dedicated Tax Fund)	7.336%	11/15/39	400	606
New York Metropolitan Transportation
Authority Revenue (Transit Revenue)	5.871%	11/15/39	50	63
New York State Dormitory Authority
Revenue (Personal Income Tax)	5.628%	3/15/39	100	124
New York State Urban Development
Corp. Revenue (Personal Income Tax) 5.770%		3/15/39	150	184
North Texas Tollway Authority System
Revenue	6.718%	1/1/49	100	146
Ohio State University General Receipts
Revenue	4.910%	6/1/40	100	120
Ohio State University General Receipts
Revenue	4.800%	6/1/11	100	103
Ohio Water Development Authority
Water Pollution Control Loan Fund
Revenue	4.879%	12/1/34	75	85
Oregon Department of Transportation
Highway User Tax Revenue	5.834%	11/15/34	150	193
Oregon GO	5.762%	6/1/23	181	202
Oregon GO	5.892%	6/1/27	75	91
[14] Oregon School Boards Association GO	5.528%	6/30/28	50	59
Pennsylvania Public School Building
Authority Lease Revenue (School
District of Philadelphia)	5.000%	9/15/27	50	55
Pennsylvania Turnpike Commission
Revenue	5.511%	12/1/45	50	62
Port Authority of New York
& New Jersey Revenue	6.040%	12/1/29	75	96
Port Authority of New York
& New Jersey Revenue	4.960%	8/1/46	250	297
Port Authority of New York
& New Jersey Revenue	5.310%	8/1/46	100	109
Port Authority of New York
& New Jersey Revenue	4.458%	10/1/62	550	599
Port Authority of New York
& New Jersey Revenue	4.810%	10/15/65	100	115
President & Fellows of Harvard College
Massachusetts GO	4.875%	10/15/40	225	275
President & Fellows of Harvard College
Massachusetts GO	3.150%	7/15/46	100	96
Regents of the University of California
Revenue	3.063%	7/1/25	100	101
Regional Transportation District of
Colorado Sales Tax Revenue	5.844%	11/1/50	100	135
Rutgers State University New Jersey
Revenue	5.665%	5/1/40	50	60
Salt River Project Arizona Agricultural
Improvement & Power District
Revenue	4.839%	1/1/41	150	177
San Antonio TX Electric
& Gas Systems Revenue	5.985%	2/1/39	125	163
San Antonio TX Electric
& Gas Systems Revenue	5.808%	2/1/41	125	160
San Diego County CA Water Authority
Revenue	6.138%	5/1/49	100	135
San Francisco CA City & County Public
Utilities Commission Water Revenue	6.950%	11/1/50	100	147

Santa Clara Valley CA Transportation
Authority Sales Tax Revenue	5.876%	4/1/32	200	246
South Carolina Public Service Authority
Revenue	2.388%	12/1/23	100	94
South Carolina Public Service Authority
Revenue	6.454%	1/1/50	100	118
Texas GO	5.517%	4/1/39	50	65
Texas Transportation Commission
Revenue	5.178%	4/1/30	175	207
Texas Transportation Commission
Revenue	4.631%	4/1/33	350	397
Texas Transportation Commission
Revenue	4.681%	4/1/40	50	59
University of California Regents
Medical Center Revenue	6.548%	5/15/48	250	339
University of California Regents
Medical Center Revenue	6.583%	5/15/49	50	68
University of California Revenue	6.270%	5/15/31	500	537
University of California Revenue	5.946%	5/15/45	175	224
University of Southern California GO	5.250%	10/1/11	100	121
University of Texas System Revenue
Financing System Revenue	6.276%	8/15/41	25	27
University of Texas System Revenue
Financing System Revenue	5.134%	8/15/42	100	121
University of Texas System Revenue
Financing System Revenue	4.794%	8/15/46	75	88
Utah GO	4.554%	7/1/24	50	55
Utah GO	3.539%	7/1/25	50	53
Washington GO	5.140%	8/1/40	150	183
Wisconsin Annual Appropriation
Revenue	3.954%	5/1/36	250	255
Wisconsin General Fund Annual
Appropriation Revenue	3.154%	5/1/27	100	100
[14] Wisconsin GO	5.700%	5/1/26	75	87
Total Taxable Municipal Bonds (Cost $21,279)				24,495

Shares
Temporary Cash Investment (2.4%)
Money Market Fund (2.4%)
[15] Vanguard Market
Liquidity Fund
(Cost $77,802)	1.181% 777,965			77,812
Total Investments (101.7%) (Cost $3,245,792)			3,296,870
Other Assets and Liabilities (-1.7%)
Other Assets				228,701
Liabilities				(285,265)
				(56,564)
Net Assets (100%)
Applicable to 276,392,588 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			3,240,306
Net Asset Value Per Share				$11.72

Vanguard Total Bond Market Index Portfolio

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	3,219,058
Affiliated Vanguard Funds	77,812
Total Investments in Securities 3,296,870
Investment in Vanguard	202
Receivables for Investment Securities Sold	51,801
Receivables for Accrued Income	19,495
Receivables for Capital Shares Issued 155,804
Other Assets	1,399
Total Assets 3,525,571
Liabilities
Payables for Investment Securities Purchased 277,533
Payables for Capital Shares Redeemed	4,259
Payables to Vanguard	2,285
Other Liabilities	1,188
Total Liabilities	285,265
Net Assets 3,240,306

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	3,151,373
Undistributed Net Investment Income	34,814
Accumulated Net Realized Gains	3,041
Unrealized Appreciation (Depreciation)	51,078
Net Assets	3,240,306

• See Note A in Notes to Financial Statements.
1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of June 30, 2017.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At June 30, 2017, the aggregate value of these securities was $16,975,000, representing 0.5% of net assets.
8 Guaranteed by the Government of Canada.
9 Guaranteed by the Federal Republic of Germany.
10 Guaranteed by the Government of Japan.
11 Guaranteed by the Republic of Austria.
12 Guaranteed by the Republic of the Philippines.
13 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
14 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Interest[1]	39,812
Total Income	39,812
Expenses
The Vanguard Group—Note B
Investment Advisory Services	192
Management and Administrative	1,696
Marketing and Distribution	247
Custodian Fees	81
Shareholders’ Reports	51
Trustees’ Fees and Expenses	1
Total Expenses	2,268
Net Investment Income	37,544
Realized Net Gain (Loss)
Investment Securities Sold[1]	3,198
Futures Contracts	(3)
Realized Net Gain (Loss)	3,195
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	29,790
Net Increase (Decrease) in Net Assets
Resulting from Operations	70,529

1 Interest income and realized net gain (loss) from an affiliated company of the portfolio were $287,000 and $4,000, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	37,544	72,296
Realized Net Gain (Loss)	3,195	9,979
Change in Unrealized Appreciation (Depreciation)	29,790	(12,471)
Net Increase (Decrease) in Net Assets Resulting from Operations	70,529	69,804
Distributions
Net Investment Income	(71,452)	(66,607)
Realized Capital Gain[1]	(9,620)	(7,935)
Total Distributions	(81,072)	(74,542)
Capital Share Transactions
Issued	414,433	576,972
Issued in Lieu of Cash Distributions	81,072	74,542
Redeemed	(229,795)	(460,888)
Net Increase (Decrease) from Capital Share Transactions	265,710	190,626
Total Increase (Decrease)	255,167	185,888
Net Assets
Beginning of Period	2,985,139	2,799,251
End of Period[2]	3,240,306	2,985,139

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $1,591,000 and $1,202,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $34,814,000 and $68,722,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.77	$11.79	$12.07	$11.73	$12.46	$12.43
Investment Operations
Net Investment Income	.138	.283	.276	.281	.305	.301
Net Realized and Unrealized Gain (Loss) o
n Investments	.133	.007	(.233)	.397	(.580)	.183
Total from Investment Operations	.271	.290	.043	.678	(.275)	.484
Distributions
Dividends from Net Investment Income	(.283)	(.277)	(.272)	(.295)	(.315)	(.341)
Distributions from Realized Capital Gains	(.038)	(.033)	(.051)	(.043)	(.140)	(.113)
Total Distributions	(.321)	(.310)	(.323)	(.338)	(.455)	(.454)
Net Asset Value, End of Period	$11.72	$11.77	$11.79	$12.07	$11.73	$12.46

Total Return	2.35%	2.47%	0.33%	5.89%	-2.29%	4.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,240	$2,985	$2,799	$2,619	$2,305	$2,666
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.19%	0.19%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.51%	2.41%	2.43%	2.47%	2.36%	2.49%
Portfolio Turnover Rate[1]	75%	104%	149%	118%	106%	105%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Includes 16%, 33%, 61%, 61%, 69%, and 66% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Notes to Financial Statements

Vanguard Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2017, the portfolio’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The portfolio had no open futures contracts at June 30, 2017.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

Vanguard Total Bond Market Index Portfolio

4. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the portfolio had contributed to Vanguard capital in the amount of $202,000, representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard Total Bond Market Index Portfolio

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,080,751	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	81,937	—
Corporate Bonds	—	876,903	—
Sovereign Bonds	—	154,972	—
Taxable Municipal Bonds	—	24,495	—
Temporary Cash Investments	77,812	—	—
Total	77,812	3,219,058	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2017, the cost of investment securities for tax purposes was $3,245,792,000. Net unrealized appreciation of investment securities for tax purposes was $51,078,000, consisting of unrealized gains of $70,227,000 on securities that had risen in value since their purchase and $19,149,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2017, the portfolio purchased $176,888,000 of investment securities and sold $164,232,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,179,195,000 and $970,614,000, respectively.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2017	December 31, 2016
	Shares	Shares
	(000)	(000)
Issued	35,331	48,186
Issued in Lieu of Cash Distributions	7,025	6,360
Redeemed	(19,569)	(38,464)
Net Increase (Decrease) in Shares Outstanding	22,787	16,082

At June 30, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 49% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	12/31/2016	6/30/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,023.46	$0.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.05	0.75

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Total Bond Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory expenses were also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages for this portfolio.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard Total Bond Market Index Portfolio

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is not sponsored, endorsed, issued, sold, or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Variable Insurance Fund Total Bond Market Index Portfolio particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or Vanguard Variable Insurance Fund Total Bond Market Index Portfolio or any owners or purchasers of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio. Barclays has no obligation to take the needs of Vanguard, Vanguard Variable Insurance Fund Total Bond Market Index Portfolio, or the owners of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY, AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS U.S. AGGREGATE FLOAT ADJUSTED INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED, OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE FLOAT ADJUSTED INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

©2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

Vanguard® Total Stock Market Index Portfolio

Several U.S. stock indexes hit all-time highs during the six months ended June 30, 2017. Stock market leadership shifted to growth stocks from value as global economic growth exceeded expectations and investors tempered their outlook on a new administration’s legislative agenda.

Vanguard Total Stock Market Portfolio returned 8.89%, in line with its target index and ahead of the average return of its peer group.

The table below shows the returns of your portfolio and its comparative standards for the period.

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Growth stocks outpace value, leading to robust returns

Vanguard Total Stock Market Index Portfolio offers investors exposure to every segment of the U.S. equity market. Stocks of all sizes, styles, and sectors are represented. During the period, the portfolio received its greatest boost from large-capitalization stocks. The Extended Market Index Fund, which focuses on small- and mid-cap stocks, returned 7.27% for Investor Shares, while the Equity Index Portfolio, which concentrates on large-cap stocks, returned 9.28%.

In a reverse of 2016, growth stocks outpaced value stocks, which surged in the wake of last year’s election. Surprising economic growth in the United Kingdom, Europe, and parts of Asia attracted investors to growth companies there and to U.S. multinationals that sell goods in those markets.

In this environment, the information technology sector contributed the most to returns. Large-cap technology stocks such as Facebook, Apple, Alphabet, and Microsoft were among the best performers.

The health care sector also turned in a strong performance. Uncertainty about health legislation led to flat performance for many health insurance providers. But investors looked past those concerns when it came to biotechnology and

Total Returns
		Six Months Ended
		June 30, 2017
Vanguard Total Stock Market Index Portfolio		8.89%
S&P Total Market Index		8.97
Variable Insurance Multi-Cap Core Funds Average[1]		8.18

Expense Ratios
Your Portfolio Compared With Its Peer Group
	Acquired Fund	Variable Insurance
	Fees and	Multi-Cap Core
	Expenses[2]	Funds Average[3]
Total Stock Market Index Portfolio	0.16%	0.77%

pharmaceutical companies, which were responsible for nearly half of the sector’s contribution to performance.

Consumer discretionary also boosted returns. The sector benefited from the strong performance of hotel operators and casinos, such as Las Vegas Sands, and automakers, including Tesla.

Financials continued to perform well, bolstered by two interest rate hikes by the Federal Reserve, a stable economy, and the prospect of reduced regulation. Industrials and consumer staples also contributed to results.

Just two sectors detracted from performance: energy and telecommunication services. Energy suffered from another drop in the price of oil, as supply exceeded demand. Telecommunication services was held back by bellwethers Verizon and AT&T.

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 This figure—drawn from the prospectus dated April 28, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2017, the annualized acquired fund fees and expenses were 0.15%.

3 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Total Stock Market Index Portfolio

Portfolio Profile
As of June 30, 2017

Total Portfolio Characteristics

Yield[1]	1.8%
Acquired Fund Fees and Expenses[2]	0.16%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	82.2%
Vanguard Extended Market Index
Fund Investor Shares	17.8

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 30-day SEC yield.

2 This figure—drawn from the prospectus dated April 28, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2017, the annualized acquired fund fees and expenses were 0.15%.

3 S&P Total Market Index.

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2006–June 30, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

	Inception Date	One Year	Five Years	Ten Years
Total Stock Market Index Portfolio	1/8/2003	18.40%	14.40%	7.13%

1 Six months ended June 30, 2017.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Stock Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	42,050,771	1,555,038
Vanguard Extended Market Index Fund Admiral Shares	4,326,196	335,799
		1,890,837
Total Investment Companies (Cost $1,571,795)		1,890,837
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.181% (Cost $0)	1	—
Total Investments (100.0%) (Cost $1,571,795)		1,890,837
Other Assets and Liabilities (0.0%)
Other Assets		862
Liabilities		(789)
		73
Net Assets (100%)
Applicable to 54,903,025 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,890,910
Net Asset Value Per Share		$34.44

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds		1,890,837
Receivables for Capital Shares Issued		862
Total Assets		1,891,699
Liabilities
Payables for Investment Securities Purchased		605
Payables for Capital Shares Redeemed		132
Other Liabilities		52
Total Liabilities		789
Net Assets		1,890,910

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,475,086
Undistributed Net Investment Income	29,727
Accumulated Net Realized Gains	67,055
Unrealized Appreciation (Depreciation)	319,042
Net Assets	1,890,910

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Income Distributions Received from
Affiliated Funds	29,927
Net Investment Income—Note B	29,927
Realized Net Gain (Loss)
Capital Gain Distributions Received
from Affiliated Funds	48,067
Affiliated Investment Securities Sold	19,088
Realized Net Gain (Loss)	67,155
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	58,273
Net Increase (Decrease) in Net Assets
Resulting from Operations	155,355

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,927	36,087
Realized Net Gain (Loss)	67,155	98,041
Change in Unrealized Appreciation (Depreciation)	58,273	68,662
Net Increase (Decrease) in Net Assets Resulting from Operations	155,355	202,790
Distributions
Net Investment Income	(36,007)	(25,627)
Realized Capital Gain[1]	(98,120)	(66,820)
Total Distributions	(134,127)	(92,447)
Capital Share Transactions
Issued	100,301	161,193
Issued in Lieu of Cash Distributions	134,127	92,447
Redeemed	(99,895)	(327,701)
Net Increase (Decrease) from Capital Share Transactions	134,533	(74,061)
Total Increase (Decrease)	155,761	36,282
Net Assets
Beginning of Period	1,735,149	1,698,867
End of Period[2]	1,890,910	1,735,149

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $191,000 and $741,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $29,727,000 and $35,807,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$34.10	$32.06	$33.46	$32.01	$25.32	$23.63
Investment Operations
Net Investment Income	.536	.710	.480	.506[1]	.454	.442
Capital Gain Distributions Received	.923	.478	.672	.462[1]	.560	.858
Net Realized and Unrealized Gain (Loss)
on Investments	1.485	2.598	(1.019)	2.717	7.116	2.488
Total from Investment Operations	2.944	3.786	.133	3.685	8.130	3.788
Distributions
Dividends from Net Investment Income	(.699)	(.484)	(.433)	(.450)	(.435)	(.428)
Distributions from Realized Capital Gains	(1.905)	(1.262)	(1.100)	(1.785)	(1.005)	(1.670)
Total Distributions	(2.604)	(1.746)	(1.533)	(2.235)	(1.440)	(2.098)
Net Asset Value, End of Period	$34.44	$34.10	$32.06	$33.46	$32.01	$25.32

Total Return	8.89%	12.56%	0.37%	12.29%	33.28%	16.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,891	$1,735	$1,699	$1,629	$1,209	$903
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.16%	0.16%	0.17%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	1.72%	2.10%	1.53%	1.61%	1.62%	1.83%
Portfolio Turnover Rate	7%	9%	5%	9%	17%	8%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Notes to Financial Statements

Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended June 30, 2017, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2017, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Total Stock Market Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2017, the cost of investment securities for tax purposes was $1,571,795,000. Net unrealized appreciation of investment securities for tax purposes was $319,042,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2017	December 31, 2016
	Shares	Shares
	(000)	(000)
Issued	2,892	5,075
Issued in Lieu of Cash Distributions	4,025	3,083
Redeemed	(2,904)	(10,253)
Net Increase (Decrease) in Shares Outstanding	4,013	(2,095)

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Dec. 31,		Proceeds			June 30,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities	Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market Index
Fund Admiral Shares[1]	—	3,012	3,115	912	—	335,799
Vanguard Extended Market Index
Fund Investor Shares[1]	319,586	12,183	17,303	871	—	—
Vanguard Market Liquidity Fund	607	NA [2]	NA [2]	2	—	—
Vanguard Variable Insurance
Fund—Equity Index Portfolio	1,415,925	124,798	41,610	28,142	48,067	1,555,038
Total	1,736,118	139,993	62,028	29,927	48,067	1,890,837

1 In April 2017, the portfolio changed investments from Investor to Admiral Shares.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	12/31/2016	6/30/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,088.90	$0.78
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.05	0.75

1 The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (181/365).

Vanguard Total Stock Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages for this portfolio.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Equity Index Portfolio

U.S. stocks posted solid returns over the first half of the year as the economy continued to grow slowly, corporate earnings improved, and investors were optimistic that President Trump’s policies would result in further economic expansion.

For the six months ended June 30, 2017, Vanguard Equity Index Portfolio returned 9.28%, in line with its benchmark index, the Standard & Poor’s 500 Index, and above the average return of peer funds.

The portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

The table below shows the returns of your portfolio and its comparative standards for the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A variety of sectors posted strong returns

The Equity Index Portfolio invests in roughly 500 of the largest U.S. companies, encompassing about three-quarters of the U.S. stock market’s value. Stocks of every style and from every industry sector are represented.

During the period, large-cap stocks outperformed their mid- and small-cap counterparts, and growth stocks outpaced value.

Nine of the portfolio’s 11 industry sectors recorded gains, with three above 10%. Information technology, the portfolio’s largest sector, returned about 17% and added most to results, largely because of strong earnings. Health care and consumer discretionary also posted double-digit gains. Health care stocks benefited from a number of factors, including favorable valuations and demographics, and consumer discretionary holdings were aided by improving consumer sentiment.

Total Returns
Six Months Ended
June 30, 2017
Vanguard Equity Index Portfolio	9.28%
S&P 500 Index	9.34
Variable Insurance Large-Cap Core Funds Average[1]	8.99

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.15%	0.39%

Financials, industrials, and consumer staples were the other top contributors to the portfolio’s strong showing.

Telecommunication services, which was hurt by higher interest rates, and energy, which lagged because of sluggish commodity prices, were the only two sectors that detracted from performance.

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15, 2017, when voting will conclude. We encourage you to vote promptly. Please visit vanguard.com for updates.

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the annualized expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Equity Index Portfolio

Portfolio Profile

As of June 30, 2017

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	505	505	3,800
Median Market Cap $87.8B		$87.8B	$59.8B
Price/Earnings Ratio	21.5x	21.5x	21.2x
Price/Book Ratio	3.0x	3.0x	2.9x
Yield[3]	1.9%	1.9%	1.8%
Return on Equity	24.1%	24.1%	16.3%
Earnings Growth Rate	8.1%	8.1%	10.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	5%	—	—
Expense Ratio[5]	0.15%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	Portfolio Versus Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	1.00	0.97

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	12.3%	12.3%	12.7%
Consumer Staples	9.0	9.1	8.0
Energy	6.0	6.0	5.6
Financials	14.5	14.5	15.0
Health Care	14.5	14.5	14.0
Industrials	10.3	10.3	10.8
Information
Technology	22.4	22.2	21.4
Materials	2.8	2.9	3.3
Real Estate	2.9	2.9	4.1
Telecommunication
Services	2.1	2.1	1.9
Utilities	3.2	3.2	3.2

Ten Largest Holdings[6] (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	3.6%
Alphabet Inc.	Internet Software
	& Services	2.6
Microsoft Corp.	Systems Software	2.5
Amazon.com Inc.	Internet & Direct
	Marketing Retail	1.8
Facebook Inc.	Internet Software
	& Services	1.7
Johnson & Johnson	Pharmaceuticals	1.7
Exxon Mobil Corp.	Integrated Oil & Gas	1.6
JPMorgan Chase & Co. Diversified Banks		1.6
Berkshire Hathaway Inc. Multi-Sector Holdings		1.5
Wells Fargo & Co.	Diversified Banks	1.2
Top Ten		19.8%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2017, the annualized expense ratio was 0.15%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2006–June 30, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	17.73%	14.48%	7.07%

1 Six months ended June 30, 2017.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.2%)[1]
Consumer Discretionary (12.2%)
*	Amazon.com Inc.	89,312	86,454
	Comcast Corp. Class A	1,065,516	41,470
	Home Depot Inc.	269,111	41,282
	Walt Disney Co.	326,635	34,705
	McDonald’s Corp.	183,891	28,165
*	Priceline Group Inc.	11,039	20,649
	Starbucks Corp.	327,202	19,079
	NIKE Inc. Class B	297,578	17,557
	Time Warner Inc.	173,851	17,456
*	Charter Communications
	Inc. Class A	48,306	16,272
	Lowe’s Cos. Inc.	193,101	14,971
*	Netflix Inc.	96,641	14,439
	General Motors Co.	309,227	10,801
	TJX Cos. Inc.	144,725	10,445
	Ford Motor Co.	876,481	9,808
	Marriott International
	Inc. Class A	70,621	7,084
	Twenty-First Century Fox
	Inc. Class A	236,271	6,696
	Target Corp.	124,804	6,526
	Carnival Corp.	93,825	6,152
	Newell Brands Inc.	108,235	5,804
	Yum! Brands Inc.	75,445	5,565
	CBS Corp. Class B	83,481	5,324
	Delphi Automotive plc	60,719	5,322
	Ross Stores Inc.	88,452	5,106
*	O’Reilly Automotive Inc.	20,577	4,501
	Omnicom Group Inc.	52,615	4,362
	VF Corp.	72,040	4,150
	Dollar General Corp.	57,288	4,130
	Royal Caribbean Cruises Ltd.	37,592	4,106
	Expedia Inc.	27,217	4,054
*	Ulta Beauty Inc.	13,133	3,774
*	Dollar Tree Inc.	52,987	3,705
*	AutoZone Inc.	6,383	3,641
	Best Buy Co. Inc.	61,091	3,502
*	Mohawk Industries Inc.	14,158	3,422
	Whirlpool Corp.	16,815	3,222
*	DISH Network Corp. Class A	51,159	3,211
	Genuine Parts Co.	33,518	3,109
	Twenty-First Century
	Fox Inc.	109,157	3,042
	Coach Inc.	62,961	2,981
	L Brands Inc.	54,089	2,915
	Hilton Worldwide
	Holdings Inc.	46,129	2,853
	Hasbro Inc.	25,190	2,809
*	Chipotle Mexican Grill Inc.
	Class A	6,446	2,682
*	CarMax Inc.	42,187	2,660
	DR Horton Inc.	76,827	2,656
	Viacom Inc. Class B	77,926	2,616
	Darden Restaurants Inc.	28,049	2,537
	Lennar Corp. Class A	45,845	2,444
	Wynn Resorts Ltd.	17,855	2,395

	Wyndham Worldwide Corp.	23,576	2,367
*	LKQ Corp.	68,918	2,271
	Tiffany & Co.	24,107	2,263
	Interpublic Group of Cos. Inc.	88,667	2,181
	Harley-Davidson Inc.	39,536	2,136
	PVH Corp.	17,705	2,027
	Hanesbrands Inc.	85,935	1,990
	Goodyear Tire & Rubber Co.	56,584	1,978
	Advance Auto Parts Inc.	16,676	1,944
	BorgWarner Inc.	45,250	1,917
	Mattel Inc.	77,658	1,672
	Tractor Supply Co.	29,546	1,602
	Macy’s Inc.	68,223	1,586
	Leggett & Platt Inc.	30,144	1,583
	PulteGroup Inc.	64,525	1,583
	News Corp. Class A	112,923	1,547
	Kohl’s Corp.	39,671	1,534
	Staples Inc.	147,351	1,484
	Foot Locker Inc.	29,878	1,472
	Scripps Networks
	Interactive Inc. Class A	21,471	1,467
	H&R Block Inc.	46,318	1,432
*	Michael Kors Holdings Ltd.	36,659	1,329
	Garmin Ltd.	25,915	1,322
	Nordstrom Inc.	25,646	1,227
*	Discovery Communications
	Inc.	48,318	1,218
	Gap Inc.	49,209	1,082
	Bed Bath & Beyond Inc.	34,108	1,037
	Signet Jewelers Ltd.	15,720	994
*	TripAdvisor Inc.	25,217	963
	Ralph Lauren Corp. Class A	12,532	925
*,^ Under Armour Inc. Class A		41,467	902
*	Discovery Communications
	Inc. Class A	34,818	899
*	Under Armour Inc.	41,752	842
*	AutoNation Inc.	15,181	640
			574,027
Consumer Staples (9.0%)
	Procter & Gamble Co.	575,848	50,185
	Philip Morris
	International Inc.	349,700	41,072
	Coca-Cola Co.	867,687	38,916
	PepsiCo Inc.	321,600	37,142
	Altria Group Inc.	435,475	32,430
	Wal-Mart Stores Inc.	332,529	25,166
	CVS Health Corp.	230,261	18,527
	Costco Wholesale Corp.	98,472	15,749
	Walgreens Boots Alliance
	Inc.	191,435	14,991
	Mondelez International Inc.
	Class A	342,755	14,804
	Colgate-Palmolive Co.	198,172	14,690
	Reynolds American Inc.	185,656	12,075
	Kraft Heinz Co.	133,920	11,469
	Kimberly-Clark Corp.	79,812	10,305
	Constellation Brands Inc.
	Class A	38,705	7,498

	General Mills Inc.	130,214	7,214
	Sysco Corp.	111,508	5,612
	Archer-Daniels-Midland Co.	128,212	5,305
	Kroger Co.	207,438	4,837
	Estee Lauder Cos. Inc.
	Class A	49,868	4,786
*	Monster Beverage Corp.	90,266	4,484
	Tyson Foods Inc. Class A	64,732	4,054
	Kellogg Co.	56,718	3,940
	Clorox Co.	28,887	3,849
	Dr Pepper Snapple Group
	Inc.	41,242	3,758
	Molson Coors Brewing Co.
	Class B	41,560	3,588
	Hershey Co.	31,290	3,360
	Conagra Brands Inc.	92,771	3,318
	JM Smucker Co.	26,095	3,088
	Whole Foods Market Inc.	71,440	3,008
	Church & Dwight Co. Inc.	57,488	2,982
	McCormick & Co. Inc.	25,665	2,503
	Campbell Soup Co.	43,516	2,269
	Hormel Foods Corp.	60,520	2,064
	Coty Inc. Class A	105,788	1,985
	Brown-Forman Corp.
	Class B	39,750	1,932
			422,955
Energy (6.0%)
	Exxon Mobil Corp.	953,927	77,011
	Chevron Corp.	426,561	44,503
	Schlumberger Ltd.	312,975	20,606
	ConocoPhillips	277,487	12,198
	EOG Resources Inc.	129,482	11,721
	Occidental Petroleum Corp.	171,545	10,270
	Halliburton Co.	194,670	8,314
	Kinder Morgan Inc.	431,084	8,260
	Phillips 66	99,040	8,190
	Valero Energy Corp.	101,235	6,829
	Marathon Petroleum Corp.	118,504	6,201
	Pioneer Natural
	Resources Co.	38,047	6,072
	Anadarko Petroleum Corp.	125,509	5,691
	Williams Cos. Inc.	185,431	5,615
	Baker Hughes Inc.	95,485	5,205
	ONEOK Inc.	85,512	4,460
	Apache Corp.	85,189	4,083
*	Concho Resources Inc.	33,418	4,061
	Devon Energy Corp.	117,723	3,764
	Tesoro Corp.	33,963	3,179
	Noble Energy Inc.	102,186	2,892
*	TechnipFMC plc	104,610	2,845
	National Oilwell Varco Inc.	84,822	2,794
	Cabot Oil & Gas Corp.	107,024	2,684
	Hess Corp.	60,243	2,643
	EQT Corp.	39,157	2,294
	Marathon Oil Corp.	191,483	2,269
	Cimarex Energy Co.	21,306	2,003
	Helmerich & Payne Inc.	24,328	1,322
*	Newfield Exploration Co.	44,938	1,279

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Range Resources Corp.	42,381	982
	Murphy Oil Corp.	36,637	939
*	Chesapeake Energy Corp.	171,143	851
*	Transocean Ltd.	87,758	722
			282,752
Financials (14.4%)
	JPMorgan Chase & Co.	799,732	73,096
*	Berkshire Hathaway Inc.
	Class B	396,163	67,098
	Wells Fargo & Co.	1,011,160	56,028
	Bank of America Corp.	2,240,346	54,351
	Citigroup Inc.	619,727	41,447
	US Bancorp	357,582	18,566
	Goldman Sachs Group Inc.	82,406	18,286
	Chubb Ltd.	104,532	15,197
	Morgan Stanley	322,616	14,376
	American Express Co.	169,990	14,320
	PNC Financial Services
	Group Inc.	109,096	13,623
	MetLife Inc.	244,068	13,409
	American International
	Group Inc.	197,460	12,345
	Bank of New York Mellon
	Corp.	232,968	11,886
	Charles Schwab Corp.	272,761	11,718
	BlackRock Inc.	27,318	11,539
	Prudential Financial Inc.	96,465	10,432
	CME Group Inc.	76,235	9,548
	Marsh & McLennan
	Cos. Inc.	115,571	9,010
	Capital One Financial Corp.	107,928	8,917
	Intercontinental Exchange
	Inc.	133,725	8,815
	S&P Global Inc.	57,945	8,459
	BB&T Corp.	181,490	8,241
	Travelers Cos. Inc.	62,751	7,940
	Aon plc	58,886	7,829
	Allstate Corp.	81,984	7,251
	State Street Corp.	80,600	7,232
	Aflac Inc.	90,064	6,996
	SunTrust Banks Inc.	110,331	6,258
	Progressive Corp.	130,379	5,748
	M&T Bank Corp.	34,559	5,597
	Discover Financial Services	86,543	5,382
*	Berkshire Hathaway Inc.
	Class A	21	5,349
	Synchrony Financial	172,939	5,157
	Northern Trust Corp.	48,247	4,690
	KeyCorp	246,782	4,625
	Moody’s Corp.	37,240	4,531
	Hartford Financial Services
	Group Inc.	84,264	4,430
	Ameriprise Financial Inc.	34,727	4,420
	Fifth Third Bancorp	168,514	4,375
	Willis Towers Watson plc	28,731	4,179
	Citizens Financial Group Inc.	114,315	4,079
	T. Rowe Price Group Inc.	54,839	4,070
	Regions Financial Corp.	270,653	3,962
	Principal Financial Group Inc.	60,264	3,861
	Franklin Resources Inc.	77,724	3,481
	Lincoln National Corp.	50,750	3,430
	Huntington Bancshares Inc.	245,345	3,317
	Invesco Ltd.	90,554	3,187
	Comerica Inc.	39,628	2,902
	Loews Corp.	61,927	2,899
	XL Group Ltd.	59,743	2,617
	Cincinnati Financial Corp.	33,615	2,435
	Unum Group	51,323	2,393
*	E*TRADE Financial Corp.	62,151	2,364
	Everest Re Group Ltd.	9,246	2,354

	Arthur J Gallagher & Co.	40,374	2,311
	Raymond James Financial
	Inc.	28,792	2,310
	Affiliated Managers Group
	Inc.	12,808	2,124
	Zions Bancorporation	45,395	1,993
	Leucadia National Corp.	73,114	1,913
	Torchmark Corp.	24,634	1,884
	CBOE Holdings Inc.	20,497	1,873
	Nasdaq Inc.	26,017	1,860
	People’s United Financial Inc. 77,625		1,371
	Assurant Inc.	12,487	1,295
	Navient Corp.	65,635	1,093
			680,074
Health Care (14.4%)
	Johnson & Johnson	606,350	80,214
	Pfizer Inc.	1,343,570	45,131
	UnitedHealth Group Inc.	217,000	40,236
	Merck & Co. Inc.	616,461	39,509
	Amgen Inc.	165,346	28,478
	Medtronic plc	307,347	27,277
	AbbVie Inc.	357,874	25,949
*	Celgene Corp.	175,880	22,842
	Gilead Sciences Inc.	293,438	20,770
	Bristol-Myers Squibb Co.	370,796	20,661
	Abbott Laboratories	390,729	18,993
	Allergan plc	75,278	18,299
	Eli Lilly & Co.	218,009	17,942
	Thermo Fisher Scientific Inc.	87,639	15,290
*	Biogen Inc.	48,088	13,049
	Danaher Corp.	136,992	11,561
	Aetna Inc.	74,486	11,309
	Anthem Inc.	59,358	11,167
	Becton Dickinson and Co.	51,247	9,999
	Cigna Corp.	57,709	9,660
	Stryker Corp.	69,488	9,644
*	Express Scripts Holding Co.	133,610	8,530
*	Boston Scientific Corp.	306,162	8,487
*	Regeneron Pharmaceuticals
	Inc.	17,073	8,385
	McKesson Corp.	47,574	7,828
	Humana Inc.	32,484	7,816
*	Intuitive Surgical Inc.	8,242	7,709
*	Vertex Pharmaceuticals Inc.	55,785	7,189
	Zoetis Inc.	110,471	6,891
	Baxter International Inc.	109,093	6,604
*	Alexion Pharmaceuticals Inc.	50,403	6,133
	Zimmer Biomet Holdings Inc.	45,115	5,793
*	Illumina Inc.	32,762	5,685
*	HCA Healthcare Inc.	64,780	5,649
*	Edwards Lifesciences Corp.	47,622	5,631
	Cardinal Health Inc.	70,769	5,514
	CR Bard Inc.	16,154	5,106
*	Incyte Corp.	37,906	4,773
*	Cerner Corp.	66,076	4,392
	Agilent Technologies Inc.	72,231	4,284
*	Mylan NV	103,332	4,011
*	Laboratory Corp. of America
	Holdings	23,078	3,557
	AmerisourceBergen Corp.
	Class A	37,106	3,508
*	Mettler-Toledo International
	Inc.	5,858	3,448
	Quest Diagnostics Inc.	30,980	3,444
	Dentsply Sirona Inc.	51,504	3,340
*	Waters Corp.	17,907	3,292
*	Henry Schein Inc.	17,750	3,249
*	IDEXX Laboratories Inc.	19,870	3,207
*	Centene Corp.	38,903	3,108
*	Hologic Inc.	62,569	2,839

	Cooper Cos. Inc.	10,907	2,611
*	Align Technology Inc.	17,000	2,552
	Universal Health Services Inc.
	Class B	20,152	2,460
	Perrigo Co. plc	32,154	2,428
*	DaVita Inc.	35,104	2,273
*	Varian Medical Systems Inc.	20,972	2,164
	PerkinElmer Inc.	24,856	1,694
*	Envision Healthcare Corp.	26,393	1,654
*	Mallinckrodt plc	22,261	997
	Patterson Cos. Inc.	18,400	864
			677,079
Industrials (10.2%)
	General Electric Co.	1,959,142	52,916
	3M Co.	134,537	28,009
	Boeing Co.	126,356	24,987
	Honeywell International Inc. 170,923		22,782
	United Technologies Corp.	168,238	20,544
	Union Pacific Corp.	182,666	19,894
	United Parcel Service Inc.
	Class B	154,695	17,108
	Lockheed Martin Corp.	56,066	15,564
	Caterpillar Inc.	132,733	14,263
	General Dynamics Corp.	63,832	12,645
	FedEx Corp.	55,055	11,965
	CSX Corp.	207,949	11,346
	Raytheon Co.	65,710	10,611
	Northrop Grumman Corp.	39,207	10,065
	Illinois Tool Works Inc.	70,010	10,029
	Johnson Controls
	International plc	210,732	9,137
	Delta Air Lines Inc.	164,032	8,815
	Emerson Electric Co.	144,810	8,634
	Southwest Airlines Co.	136,089	8,457
	Deere & Co.	65,791	8,131
	Norfolk Southern Corp.	65,161	7,930
	Eaton Corp. plc	100,977	7,859
	Waste Management Inc.	90,835	6,663
	Cummins Inc.	34,684	5,626
	American Airlines Group Inc. 110,808		5,576
	Ingersoll-Rand plc	58,179	5,317
	Roper Technologies Inc.	22,867	5,294
	PACCAR Inc.	78,730	5,199
*	United Continental Holdings
	Inc.	64,505	4,854
	Stanley Black & Decker Inc.	34,227	4,817
	Parker-Hannifin Corp.	30,012	4,797
	Rockwell Automation Inc.	28,856	4,673
	Fortive Corp.	67,546	4,279
	Rockwell Collins Inc.	36,561	3,842
	Equifax Inc.	27,020	3,713
	Republic Services Inc.
	Class A	52,002	3,314
*	IHS Markit Ltd.	71,207	3,136
	AMETEK Inc.	51,504	3,120
	TransDigm Group Inc.	11,138	2,995
	L3 Technologies Inc.	17,581	2,937
*	Verisk Analytics Inc. Class A	34,772	2,934
	Nielsen Holdings plc	75,445	2,917
	Textron Inc.	60,590	2,854
	Fastenal Co.	64,868	2,824
	Dover Corp.	35,054	2,812
	Masco Corp.	72,055	2,753
	Alaska Air Group Inc.	27,914	2,506
	Kansas City Southern	23,857	2,497
	Pentair plc	37,474	2,494
	Cintas Corp.	19,450	2,451
	Expeditors International of
	Washington Inc.	40,558	2,291

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Fortune Brands Home &
	Security Inc.	34,633	2,259
	Arconic Inc.	99,559	2,255
	Xylem Inc.	40,248	2,231
	CH Robinson Worldwide Inc.	31,982	2,197
	WW Grainger Inc.	12,100	2,184
*	United Rentals Inc.	19,058	2,148
	Snap-on Inc.	13,036	2,060
	Acuity Brands Inc.	10,008	2,034
	JB Hunt Transport Services
	Inc.	19,680	1,798
	Allegion plc	21,593	1,752
	Jacobs Engineering Group
	Inc.	27,372	1,489
*	Stericycle Inc.	19,312	1,474
	Fluor Corp.	31,276	1,432
	Robert Half International Inc.	28,739	1,377
	Flowserve Corp.	29,644	1,376
*	Quanta Services Inc.	34,094	1,122
			480,364
Information Technology (22.1%)
	Apple Inc.	1,173,659	169,030
	Microsoft Corp.	1,738,144	119,810
*	Facebook Inc. Class A	532,188	80,350
*	Alphabet Inc. Class A	67,012	62,300
*	Alphabet Inc. Class C	67,181	61,049
	Visa Inc. Class A	415,558	38,971
	Intel Corp.	1,061,689	35,821
	Cisco Systems Inc.	1,124,543	35,198
	Oracle Corp.	676,277	33,909
	International Business
	Machines Corp.	192,652	29,636
	Mastercard Inc. Class A	211,550	25,693
	Broadcom Ltd.	90,054	20,987
	NVIDIA Corp.	134,006	19,372
	QUALCOMM Inc.	331,663	18,314
	Accenture plc Class A	139,765	17,286
	Texas Instruments Inc.	224,469	17,268
*	Adobe Systems Inc.	111,279	15,739
*	PayPal Holdings Inc.	252,174	13,534
*	salesforce.com Inc.	150,620	13,044
	Automatic Data Processing
	Inc.	100,733	10,321
	Applied Materials Inc.	242,404	10,014
	Activision Blizzard Inc.	155,315	8,941
	Cognizant Technology
	Solutions Corp. Class A	132,544	8,801
*	eBay Inc.	226,974	7,926
*	Electronic Arts Inc.	69,160	7,312
	Intuit Inc.	54,559	7,246
*	Micron Technology Inc.	232,699	6,948
	HP Inc.	380,240	6,647
	Analog Devices Inc.	81,712	6,357
	Fidelity National Information
	Services Inc.	73,774	6,300
	TE Connectivity Ltd.	79,779	6,277
	Corning Inc.	208,388	6,262
	Hewlett Packard
	Enterprise Co.	373,840	6,202
*	Fiserv Inc.	48,130	5,888
	Western Digital Corp.	64,598	5,723
	Lam Research Corp.	36,525	5,166
	Amphenol Corp. Class A	69,000	5,094
	DXC Technology Co.	63,662	4,884
*	Autodesk Inc.	44,171	4,453
	Paychex Inc.	71,599	4,077
	Skyworks Solutions Inc.	41,487	3,981
	Microchip Technology Inc.	51,507	3,975
	Symantec Corp.	138,852	3,923
*	Red Hat Inc.	40,168	3,846

	Xilinx Inc.	56,076	3,607
	Alliance Data Systems Corp.	12,599	3,234
	Motorola Solutions Inc.	37,222	3,229
	KLA-Tencor Corp.	35,193	3,220
	Global Payments Inc.	34,305	3,098
	Harris Corp.	27,859	3,039
*	Citrix Systems Inc.	35,096	2,793
	Seagate Technology plc	66,750	2,587
*	Gartner Inc.	20,097	2,482
*	Synopsys Inc.	33,822	2,467
	NetApp Inc.	60,973	2,442
	CA Inc.	70,347	2,425
	Juniper Networks Inc.	85,771	2,391
*	ANSYS Inc.	19,248	2,342
*	Advanced Micro Devices
	Inc.	173,681	2,168
	Total System Services Inc.	37,148	2,164
	Western Union Co.	107,799	2,054
*	Akamai Technologies Inc.	39,052	1,945
*	F5 Networks Inc.	14,606	1,856
*	VeriSign Inc.	19,950	1,855
*	Qorvo Inc.	28,349	1,795
	Xerox Corp.	47,986	1,379
	FLIR Systems Inc.	31,063	1,077
	CSRA Inc.	32,614	1,035
			1,040,559
Materials (2.8%)
	Dow Chemical Co.	253,048	15,960
	EI du Pont de Nemours
	& Co.	194,112	15,667
	Monsanto Co.	98,380	11,644
	Praxair Inc.	63,934	8,474
	Ecolab Inc.	58,875	7,816
	Air Products & Chemicals Inc.	48,835	6,986
	Sherwin-Williams Co.	18,223	6,396
	PPG Industries Inc.	57,646	6,339
	LyondellBasell Industries NV
	Class A	74,096	6,253
	International Paper Co.	92,306	5,225
	Nucor Corp.	71,560	4,141
	Newmont Mining Corp.	119,281	3,863
	Vulcan Materials Co.	29,777	3,772
*	Freeport-McMoRan Inc.	298,390	3,584
	Ball Corp.	78,744	3,324
	WestRock Co.	56,140	3,181
	Martin Marietta Materials Inc.	14,134	3,146
	Eastman Chemical Co.	33,006	2,772
	Albemarle Corp.	25,240	2,664
	International Flavors &
	Fragrances Inc.	17,742	2,395
	FMC Corp.	30,094	2,198
	Sealed Air Corp.	43,496	1,947
	Mosaic Co.	78,443	1,791
	Avery Dennison Corp.	20,028	1,770
	CF Industries Holdings Inc.	52,465	1,467
			132,775
Real Estate (2.9%)
	American Tower Corporation	95,840	12,681
	Simon Property Group Inc.	70,198	11,355
	Crown Castle International
	Corp.	82,429	8,258
	Equinix Inc.	17,444	7,486
	Public Storage	33,529	6,992
	Prologis Inc.	118,821	6,968
	Welltower Inc.	81,331	6,088
	AvalonBay Communities Inc.	30,920	5,942
	Weyerhaeuser Co.	168,125	5,632
	Ventas Inc.	79,597	5,530
	Equity Residential	82,404	5,425

	Boston Properties Inc.	34,487	4,243
	Digital Realty Trust Inc.	35,741	4,037
	Essex Property Trust Inc.	14,697	3,781
	Vornado Realty Trust	38,594	3,624
	Realty Income Corp.	61,109	3,372
	HCP Inc.	105,031	3,357
	GGP Inc.	131,082	3,088
	Host Hotels & Resorts Inc.	165,918	3,031
	Mid-America Apartment
	Communities Inc.	25,447	2,682
*	CBRE Group Inc. Class A	67,516	2,457
	Alexandria Real Estate
	Equities Inc.	20,010	2,411
	SL Green Realty Corp.	22,654	2,397
	UDR Inc.	59,978	2,337
	Extra Space Storage Inc.	28,182	2,198
	Federal Realty Investment
	Trust	16,298	2,060
	Regency Centers Corp.	32,781	2,053
	Iron Mountain Inc.	55,069	1,892
	Kimco Realty Corp.	96,222	1,766
	Macerich Co.	27,077	1,572
	Apartment Investment &
	Management Co.	35,233	1,514
			136,229
Telecommunication Services (2.1%)
	AT&T Inc.	1,384,126	52,223
	Verizon Communications
	Inc.	918,408	41,016
*	Level 3 Communications
	Inc.	65,565	3,888
	CenturyLink Inc.	122,574	2,927
			100,054
Utilities (3.1%)
	NextEra Energy Inc.	104,989	14,712
	Duke Energy Corp.	157,012	13,125
	Dominion Energy Inc.	140,968	10,802
	Southern Co.	222,492	10,653
	American Electric Power
	Co. Inc.	110,363	7,667
	PG&E Corp.	113,825	7,555
	Exelon Corp.	208,023	7,503
	Sempra Energy	56,211	6,338
	PPL Corp.	152,569	5,898
	Edison International	73,113	5,717
	Consolidated Edison Inc.	68,467	5,533
	Xcel Energy Inc.	113,840	5,223
	Public Service Enterprise
	Group Inc.	113,587	4,885
	WEC Energy Group Inc.	71,102	4,364
	Eversource Energy	71,134	4,319
	DTE Energy Co.	40,248	4,258
	American Water Works
	Co. Inc.	40,085	3,125
	Entergy Corp.	40,193	3,086
	Ameren Corp.	54,811	2,996
	CMS Energy Corp.	63,260	2,926
	FirstEnergy Corp.	99,702	2,907
	CenterPoint Energy Inc.	96,689	2,647
	SCANA Corp.	32,051	2,148
	Pinnacle West Capital Corp.	24,957	2,125
	Alliant Energy Corp.	51,053	2,051
	NiSource Inc.	72,451	1,837
	AES Corp.	148,070	1,645
	NRG Energy Inc.	71,474	1,231
			147,276
Total Common Stocks
(Cost $3,213,146)			4,674,144

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.8%)
[2,3] Vanguard Market Liquidity
	Fund, 1.181%	387,959	38,803

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[4]	United States Treasury Bill,
	0.918%, 9/14/17	500	499
[4]	United States Treasury Bill,
	0.923%, 9/21/17	500	499
[4]	United States Treasury Bill,
	0.949%, 10/19/17	400	399
			1,397
Total Temporary Cash Investments
(Cost $40,200)			40,200
Total Investments (100.0%)
(Cost $3,253,346)			4,714,344

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	309
Receivables for Accrued Income	4,693
Receivables for Capital Shares Issued	2,428
Other Assets[4]	124
Total Other Assets	7,554
Liabilities
Payables for Investment Securities Purchased (2,024)
Collateral for Securities on Loan	(594)
Payables for Capital Shares Redeemed	(2,943)
Payables to Vanguard	(3,132)
Total Liabilities	(8,693)
Net Assets (100%)
Applicable to 127,469,236 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,713,205
Net Asset Value Per Share $36.98

At June 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	3,179,097
Undistributed Net Investment Income	37,891
Accumulated Net Realized Gains	35,395
Unrealized Appreciation (Depreciation)
Investment Securities	1,460,998
Futures Contracts	(176)
Net Assets	4,713,205

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $588,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $594,000 of collateral received for securities on loan.
4 Securities with a value of $1,397,000 and cash of $105,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2017
($000)
Investment Income
Income
Dividends	44,456
Interest[1]	109
Securities Lending—Net	17
Total Income	44,582
Expenses
The Vanguard Group—Note B
Investment Advisory Services	550
Management and Administrative	2,415
Marketing and Distribution	340
Custodian Fees	36
Shareholders’ Reports	68
Trustees’ Fees and Expenses	2
Total Expenses	3,411
Net Investment Income	41,171
Realized Net Gain (Loss)
Investment Securities Sold[1]	33,579
Futures Contracts	1,765
Realized Net Gain (Loss)	35,344
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	324,759
Futures Contracts	(58)
Change in Unrealized Appreciation
(Depreciation)	324,701
Net Increase (Decrease) in Net Assets
Resulting from Operations	401,216

1 Interest income and realized net gain (loss) from an affiliated company of the portfolio were $105,000 and $0, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	41,171	85,626
Realized Net Gain (Loss)	35,344	145,708
Change in Unrealized Appreciation (Depreciation)	324,701	236,189
Net Increase (Decrease) in Net Assets Resulting from Operations	401,216	467,523
Distributions
Net Investment Income	(85,191)	(91,047)
Realized Capital Gain[1]	(145,507)	(74,373)
Total Distributions	(230,698)	(165,420)
Capital Share Transactions
Issued	227,758	466,783
Issued in Lieu of Cash Distributions	230,698	165,420
Redeemed	(245,100)	(589,792)
Net Increase (Decrease) from Capital Share Transactions	213,356	42,411
Total Increase (Decrease)	383,874	344,514
Net Assets
Beginning of Period	4,329,331	3,984,817
End of Period[2]	4,713,205	4,329,331

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $3,181,000 and $600,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $37,891,000 and $81,911,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$35.63	$33.25	$34.44	$31.50	$24.93	$22.85
Investment Operations
Net Investment Income	.322	.704	.759[1]	.587	.545	.512
Net Realized and Unrealized Gain (Loss)
on Investments	2.921	3.055	(.338)	3.522	7.235	3.062
Total from Investment Operations	3.243	3.759	.421	4.109	7.780	3.574
Distributions
Dividends from Net Investment Income	(.699)	(.759)	(.569)	(.555)	(.505)	(.474)
Distributions from Realized Capital Gains	(1.194)	(.620)	(1.042)	(.614)	(.705)	(1.020)
Total Distributions	(1.893)	(1.379)	(1.611)	(1.169)	(1.210)	(1.494)
Net Asset Value, End of Period	$36.98	$35.63	$33.25	$34.44	$31.50	$24.93

Total Return	9.28%	11.81%	1.27%	13.51%	32.18%	15.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,713	$4,329	$3,985	$3,784	$3,199	$2,418
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.16%	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.81%	2.08%	2.31%[1]	1.88%	1.96%	2.13%
Portfolio Turnover Rate	5%	7%	4%	7%	8%	9%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.13 and 0.35%, respectively, resulting from a special dividend from Medtronic plc in January 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2017, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount

Vanguard Equity Index Portfolio

owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the portfolio had contributed to Vanguard capital in the amount of $309,000, representing 0.01% of the portfolio’s net assets and 0.12% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of June 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,674,144	—	—
Temporary Cash Investments	38,803	1,397	—
Futures Contracts—Assets[1]	15	—	—
Total	4,712,962	1,397	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Equity Index Portfolio

D. At June 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2017	338	40,913	(176)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2017, the cost of investment securities for tax purposes was $3,253,346,000. Net unrealized appreciation of investment securities for tax purposes was $1,460,998,000, consisting of unrealized gains of $1,641,276,000 on securities that had risen in value since their purchase and $180,278,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2017, the portfolio purchased $111,048,000 of investment securities and sold $108,224,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2017	December 31, 2016
	Shares	Shares
	(000)	(000)
Issued	6,205	14,135
Issued in Lieu of Cash Distributions	6,442	5,208
Redeemed	(6,681)	(17,679)
Net Increase (Decrease) in Shares Outstanding	5,966	1,664

At June 30, 2017, three shareholders (including an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Vanguard Total Stock Market Index Portfolio) were each a record or beneficial owner of 30% or more of the portfolio’s net assets, with a combined ownership of 96%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2016	6/30/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,092.75	$0.78
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.05	0.75

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Vanguard Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory expenses were also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages for this portfolio.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard Equity Index Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1 F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller

(1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley John James Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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and none of such parties make any representation
You can obtain a free copy of Vanguard’s proxy voting	The funds or securities referred to herein that are	regarding the advisability of investing in such
guidelines by visiting vanguard.com/proxyreporting or	offered by The Vanguard Group and track an MSCI	product(s) nor do they have any liability for any
by calling Vanguard at 800-662-2739. The guidelines	index are not sponsored, endorsed, or promoted by	errors, omissions, or interruptions of the
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In addition, you may obtain a free report on how your	such funds or securities. For such funds or securities,
fund voted the proxies for securities it owned during	the prospectus or the Statement of Additional
the 12 months ended June 30. To get the report, visit	Information contains a more detailed description	© 2017 The Vanguard Group, Inc.
All rights reserved.
either vanguard.com/proxyreporting or sec.gov.	of the limited relationship MSCI has with The	Vanguard Marketing Corporation, Distributor.
Vanguard Group.
Q692 082017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments. Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BY:	VANGUARD VARIABLE INSURANCE FUNDS

/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY:	VANGUARD VARIABLE INSURANCE FUNDS

/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 17, 2017

BY:	VANGUARD VARIABLE INSURANCE FUNDS

/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: August 17, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file
Number 33-32548, Incorporated by Reference.